UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Barbara E. Courtney, Controller and Chief Accounting Officer Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders

Annual Report December 31, 2017

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 27 Portfolios

•	Growth Stock Portfolio
•	Focused Appreciation Portfolio
•	Large Cap Core Stock Portfolio
•	Large Cap Blend Portfolio
•	Index 500 Stock Portfolio
•	Large Company Value Portfolio
•	Domestic Equity Portfolio
•	Equity Income Portfolio
•	Mid Cap Growth Stock Portfolio
•	Index 400 Stock Portfolio
•	Mid Cap Value Portfolio
•	Small Cap Growth Stock Portfolio
•	Index 600 Stock Portfolio
•	Small Cap Value Portfolio
•	International Growth Portfolio
•	Research International Core Portfolio
•	International Equity Portfolio
•	Emerging Markets Equity Portfolio
•	Government Money Market Portfolio
•	Short-Term Bond Portfolio
•	Select Bond Portfolio
•	Long-Term U.S. Government Bond Portfolio
•	Inflation Protection Portfolio
•	High Yield Bond Portfolio
•	Multi-Sector Bond Portfolio
•	Balanced Portfolio
•	Asset Allocation Portfolio

Letter to Contract Holders

December 31, 2017

As 2017 came to a close, the second longest U.S. bull market since 1929 approached its ninth year. The S&P 500 reached all-time highs and posted a positive return in every single month of the year. Volatility remained muted, as business and consumer confidence showed continued improvement throughout the year.

Within the U.S. equity market, the largest of the large capitalization stocks led the broader market, which helped the large cap S&P 500® Index1 outperform the MidCap 400® Index and SmallCap S&P 600® Index. International stocks outperformed domestic stocks, driven by improving global trade and solid economic growth in most nations. In particular, emerging markets posted robust returns, as increased business activity encouraged investors to embrace risk in developing nations.

The bond market, as defined by various Barclays® Indices, delivered a relatively modest positive return by historical standards. In 2017, intermediate and longer-term interest rates remained constrained due to accommodating monetary policies of the world’s central banks and a benign inflation outlook throughout the year.

High yield corporate bonds led the bond market once again, followed by strong performance from high quality corporate bonds. Lower risk and lower yield government debt lagged the higher yielding sectors of the bond market. Nevertheless, all of the major sectors of the bond market managed to post positive returns in 2017.

The U.S. dollar declined steadily during the year, which helped international investment returns, as well as exporters in the U.S. For U.S. investors, a rising dollar decreases the return of foreign investments, while a declining dollar increases the return of foreign investments.

The U.S. economy grew at a 3% pace during the second half of the year, its fastest pace in more than three years. Virtually every segment of the economy, from the manufacturing and industrial sectors to science and technology, experienced sustained growth. The uptick in U.S. economic growth began in early 2016, paused during the election season, and continued to strengthen thereafter, buoyed by improving global growth and hopes that the new administration would enact market-friendly policies.

Synchronized and sustained global growth for the first time since the financial crisis underpinned the optimistic outlook during the year. China’s growth stabilized after a six-year decline, which boosted economies throughout Asia, while Europe and Japan displayed green shoots after several years of weak growth and unprecedented monetary stimulus. Tensions between the U.S. and North Korea raised concerns, while the election results in France, the Netherlands and Australia were generally positive for markets.

In the strong economic environment of 2017, the U.S. Federal Reserve (the “Fed”) sought to normalize monetary policy by reversing some of the extraordinary measures taken over the last several years in response to the 2008 financial crisis. The Fed increased interest rates by 0.25% three times during 2017, to a range of 1.25% to 1.50%, as inflation approached the Fed’s target of 2.0%. In October, the Fed began to reduce its $4 trillion dollar balance sheet by announcing $10 billion in monthly bond sales and plans to gradually increase sales going forward. While the Fed’s announcement was highly anticipated, it marked the end of a ten-year battle against deflation and the beginning of a challenging new era of normalizing monetary policy.

Consumer prices rose approximately 2.0% for the year, putting inflation well below its long-term average. Nevertheless, the annual inflation rate increased from -0.1% in April 2015 to a recent high of 2.7% in February 2017, and inflationary pressures continue to build in the labor market. The U.S. economy created more than 2 million jobs in each of the last six years, which drove the unemployment rate down to 4.1% at the end of 2017. With wages already growing at a 3% annual pace, the strong demand for labor has the potential to drive wages and inflation higher as we move into 2018.

Nine years of strong equity returns and the potential for rising inflation are good reminders for investors to review their financial plans and make sure the risks and potential returns of their investment portfolio are consistent with those plans. Similar to all financial decisions, an investor should approach the reallocating or rebalancing of their investment portfolio with the guidance of a financial professional, to pinpoint the appropriate allocation for their current financial situation and overall financial plan. As always, we encourage you to work closely with your Northwestern Mutual financial professional to navigate the financial markets in 2018, as they can help you develop and adhere to a plan that will be guided by your long-term goals, rather than the short-term fluctuations of the market.

Kate M. Fleming

President of Northwestern Mutual Series Fund, Inc.

1 All indices and/or benchmarks referenced are unmanaged and cannot be invested in directly.

2 A strategy involving portfolio rebalancing cannot assure a profit or protect against loss in a declining market. Not intended to be investment advice.

Northwestern Mutual Series Fund, Inc.

Mason Street Advisors, LLC (“Mason Street Advisors”), adviser to the Northwestern Mutual Series Fund, Inc., is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Mason Street Advisors is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc., and has engaged and oversees sub-advisers who provide day-to-day management for certain of the Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors disclaims any responsibility to update these views.

Expense Examples (unaudited)

Example

As a shareholder of each Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017*	Annualized Expense Ratio

Growth Stock Portfolio
Actual	$1,000.00	$1,109.79	$2.23	0.42%
Hypothetical (5% return before expenses)	1,000.00	1,023.09	2.14	0.42

Focused Appreciation Portfolio
Actual	1,000.00	1,131.28	3.38	0.63
Hypothetical (5% return before expenses)	1,000.00	1,022.03	3.21	0.63

Large Cap Core Stock Portfolio
Actual	1,000.00	1,109.56	2.34	0.44
Hypothetical (5% return before expenses)	1,000.00	1,022.99	2.24	0.44

Large Cap Blend Portfolio
Actual	1,000.00	1,097.27	4.28	0.81
Hypothetical (5% return before expenses)	1,000.00	1,021.12	4.13	0.81

Index 500 Stock Portfolio
Actual	1,000.00	1,112.96	1.12	0.21
Hypothetical (5% return before expenses)	1,000.00	1,024.15	1.07	0.21

i	Expense Examples

Expense Examples (unaudited)

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017*	Annualized Expense Ratio

Large Company Value Portfolio
Actual	1,000.00	1,061.95	3.85	0.74
Hypothetical (5% return before expenses)	1,000.00	1,021.48	3.77	0.74

Domestic Equity Portfolio
Actual	1,000.00	1,106.09	2.87	0.54
Hypothetical (5% return before expenses)	1,000.00	1,022.48	2.75	0.54

Equity Income Portfolio
Actual	1,000.00	1,101.12	3.28	0.62
Hypothetical (5% return before expenses)	1,000.00	1,022.08	3.16	0.62

Mid Cap Growth Stock Portfolio
Actual	1,000.00	1,087.05	2.84	0.54
Hypothetical (5% return before expenses)	1,000.00	1,022.48	2.75	0.54

Index 400 Stock Portfolio
Actual	1,000.00	1,095.16	1.37	0.26
Hypothetical (5% return before expenses)	1,000.00	1,023.89	1.33	0.26

Mid Cap Value Portfolio
Actual	1,000.00	1,073.94	3.97	0.76
Hypothetical (5% return before expenses)	1,000.00	1,021.37	3.87	0.76

Small Cap Growth Stock Portfolio
Actual	1,000.00	1,092.82	2.95	0.56
Hypothetical (5% return before expenses)	1,000.00	1,022.38	2.85	0.56

Index 600 Stock Portfolio
Actual	1,000.00	1,099.37	1.75	0.33
Hypothetical (5% return before expenses)	1,000.00	1,023.54	1.68	0.33

Small Cap Value Portfolio
Actual	1,000.00	1,099.72	4.55	0.86
Hypothetical (5% return before expenses)	1,000.00	1,020.87	4.38	0.86

International Growth Portfolio
Actual	1,000.00	1,088.84	3.47	0.66
Hypothetical (5% return before expenses)	1,000.00	1,021.88	3.36	0.66

Research International Core Portfolio
Actual	1,000.00	1,103.73	4.19	0.79
Hypothetical (5% return before expenses)	1,000.00	1,021.22	4.02	0.79

International Equity Portfolio
Actual	1,000.00	1,075.96	2.88	0.55
Hypothetical (5% return before expenses)	1,000.00	1,022.43	2.80	0.55

Expense Examples	ii

Expense Examples (unaudited)

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period July 1, 2017 to December 31, 2017*	Annualized Expense Ratio

Emerging Markets Equity Portfolio
Actual	1,000.00	1,089.70	5.53	1.05
Hypothetical (5% return before expenses)	1,000.00	1,019.91	5.35	1.05

Government Money Market Portfolio
Actual	1,000.00	1,003.89	1.67	0.33
Hypothetical (5% return before expenses)	1,000.00	1,023.54	1.68	0.33

Short-Term Bond Portfolio
Actual	1,000.00	1,003.56	2.07	0.41
Hypothetical (5% return before expenses)	1,000.00	1,023.14	2.09	0.41

Select Bond Portfolio
Actual	1,000.00	1,012.46	1.57	0.31
Hypothetical (5% return before expenses)	1,000.00	1,023.64	1.58	0.31

Long-Term U.S. Government Bond Portfolio
Actual	1,000.00	1,027.31	4.85	0.95
Hypothetical (5% return before expenses)	1,000.00	1,020.42	4.84	0.95

Inflation Protection Portfolio
Actual	1,000.00	1,026.32	2.86	0.56
Hypothetical (5% return before expenses)	1,000.00	1,022.38	2.85	0.56

High Yield Bond Portfolio
Actual	1,000.00	1,019.11	2.29	0.45
Hypothetical (5% return before expenses)	1,000.00	1,022.94	2.29	0.45

Multi-Sector Bond Portfolio
Actual	1,000.00	1,027.04	3.83	0.75
Hypothetical (5% return before expenses)	1,000.00	1,021.42	3.82	0.75

Balanced Portfolio
Actual	1,000.00	1,054.28	0.31	0.06
Hypothetical (5% return before expenses)	1,000.00	1,024.90	0.31	0.06

Asset Allocation Portfolio
Actual	1,000.00	1,067.85	0.47	0.09
Hypothetical (5% return before expenses)	1,000.00	1,024.75	0.46	0.09

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

iii	Expense Examples

Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest in the equity securities of medium and large capitalization companies exhibiting the potential for earnings growth or share price appreciation.	$960 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Growth Stock Portfolio (the “Portfolio”), has engaged The Boston Company Asset Management, LLC (“The Boston Company”) to act as sub-adviser for the Portfolio. The Portfolio invests in the equity securities of medium and large capitalization companies. The Portfolio invests in stocks selected by a team of global research analysts, with each analyst responsible for investments in his or her area of expertise. These analysts use a fundamental research process to identify investments for the Portfolio. The Portfolio invests in those companies in which the analysts have the highest degree of conviction or have identified the potential for strong earnings growth or share price appreciation in the near-term.

Market Overview

Global equities posted robust results in 2017 as leading economic indicators in both developed and emerging markets beat expectations. The U.S. Federal Reserve’s (the “Fed”) 2% inflation target remained elusive despite better than expected GDP numbers and improving job growth. Consumer confidence nearly reached a two-decade high during the year. As expected, the Fed raised interest rates three times during the year. President Trump appointed Jerome Powell to replace outgoing Fed chair Janet Yellen. At the end of the period, the Trump administration passed sweeping tax reform, lifting sentiment weighed down by delays in policy reforms and fiscal stimulus during the first half of the year.

Portfolio Results

The Portfolio returned 24.27% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 30.21%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Growth Funds peer group was 30.84% for 2017.

Overall, Portfolio positioning in the Health Care and Consumer Discretionary sectors detracted the most from performance versus the Index, while Information Technology, Real Estate and Telecommunication Services contributed to performance during the reporting period.

In the Health Care sector, the health care equipment and supplies and biotechnology industries weighed on relative results. An investment in Dentsply Sirona, Inc., declined on disappointing second quarter results, as operational execution did not meet management’s expectations. An investment in Danaher Corporation also declined following mixed second quarter results, as its dental segment and organic growth remained soft. A position in Celgene Corporation fell on weak third quarter results, missing revenue estimates with sales below expectations.

In the Consumer Discretionary sector, household durables company Newell Brands, Inc., detracted from Portfolio performance as brick-and-mortar retailers continued to see market share loss to e-commerce. Within the hotels, restaurants and leisure industry, an investment in Starbucks Corporation weighed on performance.

In the Information Technology sector, stock selection in the IT services and semiconductors and semiconductor equipment industries primarily drove outperformance. Shares of Square, Inc. rose after posting positive first and second quarter results, driving estimates and the stock higher. The company also increased full-year guidance. Shares of Teradata Corporation also rose following solid third quarter results. Its strategy was gaining momentum as it transitioned to cloud-based offerings. An investment in NVIDIA Corporation also moved higher following solid fiscal second and third quarter results.

The Portfolio’s lack of exposure to the Real Estate sector positively impacted relative returns, as the sector was one of the worst performers in the Index during the year. Elsewhere, the Telecommunication Services sector benefited from positioning in the diversified telecommunication services industry. Specifically, an investment in Verizon Communications, Inc., aided Portfolio returns.

Growth Stock Portfolio	1

Growth Stock Portfolio (unaudited)

Portfolio Manager Outlook

The following forward-looking comments are the opinion of The Boston Company, the Portfolio’s sub-adviser.

As we look to 2018, synchronized global economic growth appears to be gaining momentum, led by the U.S. and the recent passage of sweeping tax reform, which slashed the corporate tax rate from 35% to 21%. Even before the tax bill passed, U.S. economic data had been encouraging, with positive trends in hours worked, retail sales, housing starts, home prices and unemployment. The consensus estimate for fourth quarter U.S. GDP hovers around 2.7%. However, the Atlanta Fed recently raised estimates to 3.2% from 2.8%, citing stronger U.S. manufacturing PMI and nominal construction spending.

The foregoing growth estimates do not reflect the projected benefits flowing from the recently passed tax bill, which has likely already begun to increase optimism as evidenced by the equity markets’ increase after the passage of the bill. The bottom-up earnings consensus for the S&P 500® Index in the fourth quarter remains steady at $136, a gain of 12% year over year. The consensus number for first quarter 2018 moved higher to $140, an approximately 12% gain, but the tax cut could now increase that number by almost $8 to $148, representing an increase of almost 18%.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Growth Stock Portfolio	24.27%	14.86%	7.70%
Russell 1000® Growth Index	30.21%	17.33%	10.00%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	30.84%	16.28%	8.72%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

   Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Apple, Inc.	6.6%
Microsoft Corp.	5.6%
Amazon.com, Inc.	4.2%
Facebook, Inc. - Class A	4.0%
Alphabet, Inc. - Class C	3.9%
UnitedHealth Group, Inc.	3.0%
Visa, Inc. - Class A	2.8%
Broadcom, Ltd.	2.6%
The Home Depot, Inc.	2.5%
PepsiCo, Inc.	2.4%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

2	Growth Stock Portfolio

Growth Stock Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (99.5%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (17.9%)
Amazon.com, Inc.*	34,742	40,630
Aptiv PLC	100,992	8,567
Charter Communications, Inc. - Class A*	22,030	7,401
Comcast Corp. - Class A	444,808	17,815
Dollar Tree, Inc.*	107,591	11,546
The Home Depot, Inc.	125,661	23,816
Las Vegas Sands Corp.	175,155	12,171
Nordstrom, Inc.	136,300	6,458
The Priceline Group, Inc.*	10,415	18,099
PVH Corp.	53,964	7,404
Tesla Motors, Inc.*	34,480	10,735
Wayfair, Inc.*	88,225	7,082

Total		171,724

Consumer Staples (6.0%)
Costco Wholesale Corp.	85,594	15,931
The Kraft Heinz Co.	103,478	8,046
Monster Beverage Corp.*	172,074	10,890
PepsiCo, Inc.	189,798	22,761

Total		57,628

Financials (3.4%)
Ameriprise Financial, Inc.	92,244	15,633
The Progressive Corp.	295,151	16,623

Total		32,256

Health Care (13.7%)
Biogen, Inc.*	54,510	17,365
BioMarin Pharmaceutical, Inc.*	64,079	5,714
Boston Scientific Corp.*	447,145	11,085
Bristol-Myers Squibb Co.	174,489	10,693
Celgene Corp.*	137,870	14,388
IDEXX Laboratories, Inc.*	61,201	9,571
Merck & Co., Inc.	113,877	6,408

Common Stocks (99.5%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Neurocrine Biosciences, Inc.*	99,137	7,692
UnitedHealth Group, Inc.	128,998	28,439
WellCare Health Plans, Inc.*	45,484	9,147
Zoetis, Inc.	152,659	10,997

Total		131,499

Industrials (10.6%)
Fortive Corp.	205,409	14,861
Honeywell International, Inc.	134,560	20,636
PACCAR, Inc.	167,229	11,887
Quanta Services, Inc.*	236,148	9,236
Raytheon Co.	66,168	12,430
Union Pacific Corp.	143,634	19,261
United Technologies Corp.	106,566	13,594

Total		101,905

Information Technology (41.6%)
Activision Blizzard, Inc.	217,981	13,803
Alphabet, Inc. - Class C*	35,823	37,485
Apple, Inc.	373,507	63,209
Arista Networks, Inc.*	27,675	6,520
Broadcom, Ltd.	98,056	25,191
Facebook, Inc. - Class A*	215,513	38,029
First Data Corp.*	486,383	8,127
Fortinet, Inc.*	226,386	9,891
HubSpot, Inc.*	99,616	8,806
Microsoft Corp.	632,403	54,096
NVIDIA Corp.	89,954	17,406
PayPal Holdings, Inc.*	249,900	18,398
Salesforce.com, Inc.*	156,146	15,963
ServiceNow, Inc.*	81,759	10,660
Splunk, Inc.*	104,668	8,671
Square, Inc.*	192,115	6,661
Teradata Corp.*	201,615	7,754
Texas Instruments, Inc.	171,557	17,917

Common Stocks (99.5%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Twilio, Inc.*	174,081	4,108
Visa, Inc. - Class A	233,548	26,629

Total		399,324

Materials (3.3%)
DowDuPont, Inc.	192,666	13,722
Praxair, Inc.	65,364	10,110
Vulcan Materials Co.	65,522	8,411

Total		32,243

Telecommunication Services (3.0%)
T-Mobile US, Inc.*	133,394	8,472
Verizon Communications, Inc.	380,923	20,162

Total		28,634

Total Common Stocks
(Cost: $739,354)		955,213

Short-Term Investments (1.2%)

Money Market Funds (1.2%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	11,091,855	11,092

Total		11,092

Total Short-Term Investments
(Cost: $11,092)		11,092

Total Investments (100.7%)
(Cost: $750,446)(a)		966,305

Other Assets, Less
Liabilities (-0.7%)		(6,451)

Net Assets (100.0%)		959,854

*	Non-Income Producing

#	7-Day yield as of December 31, 2017.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $750,453 and the net unrealized appreciation of investments based on that cost was $215,853 which is comprised of $223,799 aggregate gross unrealized appreciation and $7,946 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio	3

Growth Stock Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$955,213	$-	$-
Short-Term Investments	11,092	-	-
Total Assets:	$966,305	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

4	Growth Stock Portfolio

Focused Appreciation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$945 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Focused Appreciation Portfolio (the “Portfolio”), has engaged Loomis, Sayles & Co., L.P. (“Loomis Sayles”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio focuses on equity securities of large capitalization companies, but may invest in companies of any size. The Portfolio employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, profitable cash flow returns, and management teams focused on creating long-term value for shareholders. The Portfolio invests primarily in a core group of 30-40 securities.

Market Overview

U.S. equity markets staged a strong rally in 2017. Volatility generally remained low as investors responded favorably to signs of a continued improvement in global economic conditions and stable central bank policy. The pickup in global growth fed through to corporate results, with companies around the world reporting gains in both revenues and bottom-line profits. Corporate earnings experienced a synchronized, worldwide upturn for the first time since 2006, providing support for somewhat elevated stock market valuations. Growth stocks, particularly those in the Information Technology sector, were key beneficiaries of this trend. In December, the passage of U.S. tax reform propelled U.S. equities to new highs as investors anticipated further earnings growth in 2018 due to lower corporate tax rates, in addition to healthy underlying global growth.

Portfolio Results

The Portfolio returned 33.62% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 30.21%. According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2017 of the Large Cap Growth Funds peer group was 30.84%.

Alibaba Group Holding, Ltd., Amazon.com, Inc. and Facebook, Inc. were among the top contributors to the Portfolio’s performance for the reporting period. Schlumberger N.V., QUALCOMM, Inc., and Merck & Co., Inc., were among the largest detractors to performance. During the period, the portfolio manager took advantage of price weakness to add to several high quality growth companies, including Schlumberger N.V., Oracle Corp. and Regeneron Pharmaceuticals, Inc. The purchases were funded by trimming Portfolio positions in Amazon.com, Inc., Facebook, Inc. and Alibaba Group Holding, Ltd., as each position approached the Portfolio’s maximum allowable position size.

Stock selection in the Consumer Discretionary, Consumer Staples, Healthcare and Financials sectors, as well as the allocation effect to Information Technology and Consumer Discretionary sectors, contributed to relative performance. Stock selection in the Energy, Industrials and Information Technology sectors, as well as the allocation effect to the Consumer Staples, Energy, Industrials and Healthcare sectors detracted from relative performance.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of Loomis Sayles, the Portfolio’s sub-adviser.

Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often, our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high quality businesses in order to take advantage of meaningful price dislocations if and when they occur. The nature of the process leads to a lower turnover Portfolio where sector positioning is the result of stock selection. In comparison to the Index, we are currently overweight in the Information Technology, Consumer Staples, Financials, Energy and Healthcare sectors. We are underweight in the Consumer Discretionary and Industrials sectors. We hold no positions in the Materials, Real Estate, Telecommunication Services and Utilities sectors.

Focused Appreciation Portfolio	5

Focused Appreciation Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Focused Appreciation Portfolio	33.62%	17.81%	9.12%
Russell 1000® Growth Index	30.21%	17.33%	10.00%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	30.84%	16.28%	8.72%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

As a non-diversified portfolio, the Portfolio may hold fewer securities because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

   Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Amazon.com, Inc.	7.3%
Facebook, Inc. - Class A	6.6%
Alibaba Group Holding, Ltd., ADR	6.4%
Alphabet, Inc., Various	5.9%
Visa, Inc. - Class A	5.5%
Oracle Corp.	4.9%
Cisco Systems, Inc.	4.8%
Monster Beverage Corp.	4.1%
Novo Nordisk A/S, ADR	3.5%
QUALCOMM, Inc.	3.3%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

6	Focused Appreciation Portfolio

Focused Appreciation Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (99.8%)	Shares/ $ Par	Value $ (000’s)
Consumer Discretionary (10.4%)
Amazon.com, Inc.*	58,861	68,836
Yum China Holdings, Inc.	307,560	12,309
Yum! Brands, Inc.	207,535	16,937

Total		98,082

Consumer Staples (12.7%)
The Coca-Cola Co.	556,360	25,526
Danone SA, ADR	1,805,359	30,276
Monster Beverage Corp.*	608,065	38,484
The Procter & Gamble Co.	279,200	25,653

Total		119,939

Energy (3.2%)
Schlumberger, Ltd.	442,915	29,848

Total		29,848

Financials (6.4%)
American Express Co.	142,271	14,129
FactSet Research Systems, Inc.	81,848	15,777
SEI Investments Co.	425,575	30,582

Total		60,488

Health Care (14.6%)
Amgen, Inc.	93,159	16,200
Cerner Corp.*	305,377	20,580

Common Stocks (99.8%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Merck & Co., Inc.	160,390	9,025
Novartis AG, ADR	197,248	16,561
Novo Nordisk A/S, ADR	607,971	32,630
Regeneron Pharmaceuticals, Inc.*	60,501	22,746
Varian Medical Systems, Inc.*	183,043	20,345

Total		138,087

Industrials (8.0%)
Deere & Co.	181,653	28,430
Expeditors International of Washington, Inc.	410,120	26,531
United Parcel Service, Inc. - Class B	175,071	20,860

Total		75,821

Information Technology (44.5%)
Alibaba Group Holding, Ltd., ADR*	350,382	60,416
Alphabet, Inc. - Class A*	26,291	27,695
Alphabet, Inc. - Class C*	26,349	27,572
Analog Devices, Inc.	45,439	4,045
Autodesk, Inc.*	290,361	30,438
Automatic Data Processing, Inc.	67,323	7,890
Cisco Systems, Inc.	1,187,926	45,498
Facebook, Inc. - Class A*	351,133	61,961

Common Stocks (99.8%)	Shares/ $ Par	Value $ (000’s)
Information Technology continued
Microsoft Corp.	313,243	26,795
Oracle Corp.	979,876	46,328
QUALCOMM, Inc.	479,345	30,688
Visa, Inc. - Class A	453,737	51,735

Total		421,061

Total Common Stocks
(Cost: $687,454)		943,326

Short-Term Investments (0.7%)

Money Market Funds (0.7%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	6,385,434	6,385

Total		6,385

Total Short-Term Investments
(Cost: $6,385)		6,385

Total Investments (100.5%)
(Cost: $693,839)(a)		949,711

Other Assets, Less
Liabilities (-0.5%)		(4,326)

Net Assets (100.0%)		945,385

*	Non-Income Producing

#	7-Day yield as of December 31, 2017.

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $694,637 and the net unrealized appreciation of investments based on that cost was $255,073 which is comprised of $265,594 aggregate gross unrealized appreciation and $10,521 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$943,326	$-	$-
Short-Term Investments	6,385	-	-
Total Assets:	$949,711	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Focused Appreciation Portfolio	7

Large Cap Core Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in common stocks of large capitalization U.S. and foreign based companies listed on U.S. exchanges.	$593 Million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Core Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. Wellington was appointed sub-adviser to the Portfolio effective October 27, 2017. Prior to that time, the Portfolio was sub-advised by Fayez Sarofim & Co. (“Sarofim & Co.”). The Portfolio allocates its assets across a variety of industries, selecting companies in each industry based on the research of a team of global industry analysts. The Portfolio typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices. The Portfolio utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. The Portfolio’s sector exposures generally conform with the sector weights present in the Portfolio’s benchmark index.

Market Overview

U.S. equities rose for the fourteenth consecutive month, as measured by the S&P 500® Index, to finish the twelve-month period ending December 31, 2017. The stock market soared following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions and lower corporate taxes. The reflation trading theme dominated the narrative heading into 2017, leading to significant equity inflows and the largest exodus from bonds since the “taper tantrum” in 2013. Despite many investors voicing concerns about stretched valuations, heightened U.S. tensions with Russia and North Korea, and overly optimistic policy expectations, the market hit a series of record highs during the year on the back of strong employment data and strong corporate earnings.

In a well-telegraphed move, the U.S. Federal Reserve (the “Fed”) hiked the policy interest rates three times during the period. In August, the Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In November, Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

Tax reform was a key area of focus during the period, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump at the end of December. The legislation included the most sweeping changes to the tax code since 1986 and represented a major victory for Republicans.

Returns during the period varied by market cap. Large cap stocks, as measured by the S&P 500® Index outperformed mid and small cap stocks, as measured by the S&P MidCap 400® Index and the S&P SmallCap 600® Index.

Portfolio Results

The Large Cap Core Stock Portfolio returned 24.87% for the twelve months ended December 31, 2017. By comparison, the S&P 500® Index (the “Index”) returned 21.83% for the year. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2017 for the Large Cap Core Funds peer group was 20.69%.

As noted above, prior to October 27, 2017, the Portfolio was managed by Sarofim & Co. With respect to the period prior to October 27, 2017, the Portfolio’s outperformance relative to the Index was primarily attributable to stock selection in the Consumer Staples, Information Technology and Health Care sectors. In the Consumer Staples sector, positioning within the food products and personal products industries was advantageous. The Portfolio’s emphasis on Apple and Facebook produced the largest positive effects in the Information Technology sector. Positive stock selection in Health Care was driven by strong returns from key health care equipment holdings such as Intuitive Surgical and Abbott Laboratories.

The following performance attribution comments relate to the period October 27, 2017 through December 31, 2017, during which Wellington acted as the Portfolio’s sub-adviser.

The Portfolio’s underperformance during the period was due to both stock selection and sector allocation, a residual of the bottom-up stock selection process. Weak stock selection within the Financials, Utilities and Materials sectors was partially offset by strong stock selection within the Consumer Staples and Energy sectors. The Portfolio’s overweight to Utilities and underweight to Consumer Discretionary also detracted from performance during the period.

8	Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio (unaudited)

Top individual security detractors from relative returns during the period included Edison International and PG&E. The Portfolio’s underweight to Amazon also held back relative results. Top individual security contributors to relative performance during the period included Coty and Microsoft. Not holding benchmark constituent Merck & Co. also aided performance.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

Our U.S. macro team expects the U.S. economy to expand at a steady clip and believes growth in 2018 could be bolstered by an expansionary fiscal stance. Consumer confidence is high as the job market is strong, wage gains are reasonable, and home prices are rising. Business investment is starting to rebound and projected capital expenditures are robust. Against this backdrop, some combination of tax relief and hurricane-recovery spending is likely to add to growth in 2018. Further, deregulation is likely to be a tailwind for investment spending and growth.

In terms of potential risks, inflation is the wild card. While not our base case, an unexpected rise in inflation could force central banks’ hands toward more aggressive tightening and raise the risk of recession. If the U.S. yield curve flattens further, it would signal tighter financial conditions. Global trade is another risk for markets. The U.S. administration could set off a stagflationary dynamic if it enacts severe trade restrictions. Geopolitics is also a concern, but we think any market disruptions are likely to be temporary.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	24.87%	12.69%	6.01%
S&P 500® Index	21.83%	15.79%	8.50%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	20.69%	14.51%	7.48%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Large Cap Core Stock Portfolio	9

Large Cap Core Stock Portfolio (unaudited)

Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Bank of America Corp.	2.5%
Apple, Inc.	2.4%
Alphabet, Inc. - Class A	2.4%
Facebook, Inc. - Class A	2.3%
Microsoft Corp.	2.2%
Amazon.com, Inc.	2.2%
Verizon Communications, Inc.	2.0%
UnitedHealth Group, Inc.	1.7%
The Boeing Co.	1.7%
Coty, Inc. - Class A	1.6%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

10	Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (99.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (11.0%)
Amazon.com, Inc.*	11,035	12,905
Charter Communications, Inc. - Class A*	12,269	4,122
Comcast Corp. - Class A	240,381	9,627
Dollar Tree, Inc.*	17,929	1,924
Expedia, Inc.	19,835	2,376
Harley-Davidson, Inc.	41,751	2,124
Hilton Worldwide Holdings, Inc.	25,328	2,023
L Brands, Inc.	7,269	438
Lennar Corp. - Class A	38,868	2,458
Liberty Media Corp. - Liberty Formula One*	24,196	827
McDonald’s Corp.	23,540	4,052
Mohawk Industries, Inc.*	15,835	4,369
Netflix, Inc.*	12,024	2,308
NIKE, Inc. - Class B	66,446	4,156
Tapestry, Inc.	19,239	851
The TJX Cos., Inc.	52,958	4,049
Twenty-First Century Fox, Inc. - Class A	71,771	2,478
Viacom, Inc. - Class B	95,462	2,941
Wynn Resorts, Ltd.	8,234	1,388

Total		65,416

Consumer Staples (9.5%)
Altria Group, Inc.	96,700	6,905
Anheuser-Busch InBev NV, ADR	14,250	1,590
British American Tobacco PLC, ADR	103,048	6,903
Campbell Soup Co.	106,391	5,118
Constellation Brands, Inc. - Class A	17,620	4,027
Costco Wholesale Corp.	14,963	2,785
Coty, Inc. - Class A	485,315	9,653
Monster Beverage Corp.*	104,926	6,641
PepsiCo, Inc.	52,765	6,328
Sysco Corp.	27,930	1,696
Unilever NV	78,988	4,449

Total		56,095

Energy (5.7%)
Andeavor	17,898	2,047
Antero Resources Corp.*	65,806	1,250
BP PLC, ADR	54,685	2,299
Chevron Corp.	23,663	2,962
Concho Resources, Inc.*	5,633	846
Diamondback Energy, Inc.*	21,639	2,732
Encana Corp.	37,985	506

Common Stocks (99.6%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Exxon Mobil Corp.	19,240	1,609
Hess Corp.	25,600	1,215
Kinder Morgan, Inc.	150,825	2,725
Marathon Petroleum Corp.	46,162	3,046
Newfield Exploration Co.*	179,960	5,674
Parsley Energy, Inc. - Class A*	8,584	253
Pioneer Natural Resources Co.	1,026	177
Suncor Energy, Inc.	56,538	2,076
TransCanada Corp.	94,213	4,583

Total		34,000

Financials (12.8%)
The Allstate Corp.	20,232	2,118
American Express Co.	44,160	4,385
American International Group, Inc.	95,209	5,673
Athene Holding, Ltd. - Class A*	21,326	1,103
Bank of America Corp.	500,536	14,776
BlackRock, Inc.	1,990	1,022
Boston Properties, Inc.	20,959	2,725
Capital One Financial Corp.	44,748	4,456
Citigroup, Inc.	81,983	6,100
The Hartford Financial Services Group, Inc.	40,844	2,299
Huntington Bancshares, Inc.	192,215	2,799
Intercontinental Exchange, Inc.	17,632	1,244
Marsh & McLennan Cos., Inc.	64,111	5,218
MetLife, Inc.	61,034	3,086
Morgan Stanley	28,657	1,504
Northern Trust Corp.	10,619	1,061
PNC Financial Services Group, Inc.	53,761	7,757
Prudential Financial, Inc.	14,550	1,673
Simon Property Group, Inc.	12,290	2,111
TD Ameritrade Holding Corp.	26,735	1,367
XL Group, Ltd.	96,988	3,410

Total		75,887

Health Care (14.4%)
Abbott Laboratories	62,440	3,563
Allergan PLC	39,784	6,508
Alnylam Pharmaceuticals, Inc.*	7,069	898
AstraZeneca PLC, ADR	151,404	5,254
Baxter International, Inc.	32,196	2,081

Common Stocks (99.6%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Biogen, Inc.*	2,771	883
Boston Scientific Corp.*	223,886	5,550
Bristol-Myers Squibb Co.	127,809	7,832
Cardinal Health, Inc.	39,228	2,404
Celgene Corp.*	30,882	3,223
Cigna Corp.	22,083	4,485
Danaher Corp.	19,923	1,849
Eli Lilly and Co.	32,575	2,751
HCA Healthcare, Inc.*	20,853	1,832
Incyte Corp.*	10,894	1,032
McKesson Corp.	20,028	3,123
Medtronic PLC	90,909	7,341
Mylan NV*	82,285	3,481
Regeneron Pharmaceuticals, Inc.*	3,141	1,181
Stryker Corp.	19,822	3,069
Teva Pharmaceutical Industries, Ltd., ADR	56,444	1,070
Thermo Fisher Scientific, Inc.	14,654	2,783
UnitedHealth Group, Inc.	46,323	10,212
Vertex Pharmaceuticals, Inc.*	18,937	2,838

Total		85,243

Industrials (11.4%)
AMETEK, Inc.	43,230	3,133
The Boeing Co.	34,297	10,114
Caterpillar, Inc.	16,017	2,524
Deere & Co.	11,078	1,734
Eaton Corp. PLC	36,773	2,905
Equifax, Inc.	10,986	1,295
FedEx Corp.	12,478	3,114
Fortive Corp.	42,944	3,107
General Electric Co.	227,871	3,976
IHS Markit, Ltd.*	18,704	844
Illinois Tool Works, Inc.	15,681	2,616
J.B. Hunt Transport Services, Inc.	20,140	2,316
Lockheed Martin Corp.	22,964	7,373
Masco Corp.	41,951	1,843
Norfolk Southern Corp.	27,779	4,025
Northrop Grumman Corp.	20,791	6,381
PACCAR, Inc.	27,091	1,926
Pentair PLC	44,571	3,148
Southwest Airlines Co.	15,129	990
Union Pacific Corp.	16,552	2,220
United Continental Holdings, Inc.*	24,817	1,673

Total		67,257

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio	11

Large Cap Core Stock Portfolio

Common Stocks (99.6%)	Shares/ $ Par	Value $ (000’s)

Information Technology (22.5%)
Accenture PLC - Class A	8,821	1,350
Adobe Systems, Inc.*	18,251	3,198
Advanced Micro Devices, Inc.*	151,219	1,555
Alliance Data Systems Corp.	9,134	2,315
Alphabet, Inc. - Class A*	13,497	14,218
Apple, Inc.	84,301	14,266
Applied Materials, Inc.	42,804	2,188
Autodesk, Inc.*	14,055	1,473
Cognizant Technology Solutions Corp. - Class A	7,381	524
CoStar Group, Inc.*	1,925	572
eBay, Inc.*	98,635	3,722
Facebook, Inc. - Class A*	77,862	13,740
FleetCor Technologies, Inc.*	15,597	3,001
Flex, Ltd.*	170,445	3,066
Global Payments, Inc.	47,560	4,767
KLA-Tencor Corp.	22,172	2,330
Marvell Technology Group, Ltd.	180,838	3,883
Microchip Technology, Inc.	43,891	3,857
Micron Technology, Inc.*	125,134	5,146
Microsoft Corp.	151,204	12,934
NetApp, Inc.	48,221	2,668
NVIDIA Corp.	21,551	4,170
PayPal Holdings, Inc.*	47,533	3,499
QUALCOMM, Inc.	77,377	4,954
Salesforce.com, Inc.*	44,114	4,510
ServiceNow, Inc.*	22,363	2,916
Total System Services, Inc.	11,605	918

Common Stocks (99.6%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Visa, Inc. - Class A	75,060	8,558
Workday, Inc. - Class A*	29,926	3,045

Total		133,343

Materials (3.7%)
ArcelorMittal*	21,938	709
Ball Corp.	46,000	1,741
Celanese Corp. - Class A	27,929	2,991
Crown Holdings, Inc.*	29,698	1,671
DowDuPont, Inc.	87,164	6,208
International Paper Co.	37,353	2,164
Martin Marietta Materials, Inc.	1,521	336
Monsanto Co.	8,015	936
Nucor Corp.	6,563	417
PPG Industries, Inc.	18,748	2,190
Praxair, Inc.	9,750	1,508
Southern Copper Corp.	7,939	377
Vulcan Materials Co.	3,377	433

Total		21,681

Real Estate (2.2%)
American Tower Corp.	42,669	6,088
Equinix, Inc.	4,767	2,161
Invitation Homes, Inc.	127,841	3,013
Prologis, Inc.	29,597	1,909

Total		13,171

Telecommunication Services (2.0%)
Verizon Communications, Inc.	227,927	12,064

Total		12,064

Common Stocks (99.6%)	Shares/ $ Par	Value $ (000’s)

Utilities (4.4%)
Avangrid, Inc.	28,050	1,419
Edison International	83,120	5,257
Exelon Corp.	71,757	2,828
NextEra Energy, Inc.	41,612	6,499
NRG Energy, Inc.	140,065	3,989
PG&E Corp.	66,429	2,978
Sempra Energy	31,215	3,337

Total		26,307

Total Common Stocks (Cost: $540,257)		590,464

Short-Term Investments (0.5%)

Money Market Funds (0.5%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	2,906,799	2,907

Total		2,907

Total Short-Term Investments
(Cost: $2,907)		2,907

Total Investments (100.1%)
(Cost: $543,164)(a)		593,371

Other Assets, Less
Liabilities (-0.1%)		(794)

Net Assets (100.0%)		592,577

*	Non-Income Producing

#	7-Day yield as of December 31, 2017.

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $543,397 and the net unrealized appreciation of investments based on that cost was $49,974 which is comprised of $58,772 aggregate gross unrealized appreciation and $8,798 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$590,464	$-	$-
Short-Term Investments	2,907	-	-
Total Assets:	$593,371	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

12	Large Cap Core Stock Portfolio

Large Cap Blend Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. large capitalization companies listed or traded on U.S. securities exchanges.	$176 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Blend Portfolio (the “Portfolio”), has engaged Fiduciary Management, Inc. (“FMI”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in equity securities of large capitalization companies listed or traded on U.S. securities exchanges. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio uses fundamental analysis to look for stocks of good businesses that are selling at value prices. The Portfolio employs a focused investment strategy, typically investing in a core group of 20-30 large capitalization common stocks and ADRs.

Market Overview

We are now 106 months into this bull market that started in March 2009. Over that time period, the S&P 500® Index has gained more than 295%, which makes this the second longest, and second highest bull market recovery on record. For the year, large cap stocks, as represented by the S&P 500® Index, posted a return of 21.83%, outperforming the S&P SmallCap 600® and the S&P MidCap 400® Indices, which returned 13.23% and 16.24%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index returned 3.54%, while the Bloomberg Barclays® U.S. Corporate High Yield Index advanced 7.50%.

Portfolio Results

The Portfolio returned 19.02% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the S&P 500® Index (the “Index”) returned 21.83%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2017 of the Large Cap Core Funds peer group was 20.69%.

During the year, the market was driven by a handful of growth and momentum stocks, and a primary detractor from Portfolio performance, relative to the Index, was the Portfolio’s failure to own certain key companies. For example, in 2017 not owning the five FAANG stocks (Facebook, Amazon, Apple, Netflix, and Google, now Alphabet) caused the Portfolio to lag the Index by more than 2.0% for the reporting period.

The Portfolio’s investments in the Energy sector, which included Devon Energy and Schlumberger, were detractors for the year. At the end of the year, the Portfolio sold Devon Energy and added to its position in Schlumberger. While Devon Energy operated its business well over the Portfolio’s holding period, the exploration and production industry is highly competitive, with too many highly indebted and undisciplined drillers. Schlumberger, a supplier to the energy industry, was seen as a better business going forward.

The Health Care sector contributed most to the Portfolio’s return for the reporting period, led by insurance company UnitedHealth Group and Cerner Corporation, a provider of electronic patient records. UnitedHealth Group is the largest health insurance provider in the world, measured by revenue, and it has a strong position in each of the core-managed care business segments, including commercial, Medicare and Medicaid. The company also has investments in ancillary health care services such as Pharmacy Benefit Management (PBM), health care IT, and patient and data management. Cerner Corp. is one of three main companies working with hospitals and clinics in implementing and maintaining electronic patient records.

Auto and home insurer Progressive Corporation was the Portfolio’s top individual security performer for the reporting period. Insurance company Progressive continued to grow its market presence and the company’s earnings are expected to benefit from a more disciplined pricing environment following recent insurance industry losses from two major U.S. hurricanes in 2017. Stanley Black & Decker, a provider of building materials, was also a positive contributor to the Portfolio due to continued strength in the home construction and remodeling industry.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of FMI, the Portfolio’s sub-adviser.

Over time, FMI has added the most value by protecting client portfolios in challenging markets. This is accomplished by being sensitive to the valuation paid for a company, and focusing on what could potentially go wrong with each investment, rather

Large Cap Blend Portfolio	13

Large Cap Blend Portfolio (unaudited)

than what can go right. Today, the Portfolio owns 26 strong business franchises, with solid balance sheets, that over a business cycle should earn a return more than their cost of capital. Businesses with those characteristics have generally held up better when the market corrects.

We continue to believe that valuations are critical, and at some point, investors will lose confidence and money will flow out, rather than into the stock market. That is human nature and from time-eternal, that is how markets have behaved. While we remain strong believers in equities for the long run, we are being as cautious and prudent as possible in the short run. The market will eventually give us the opportunity to reposition and upgrade a handful of existing holdings to even better businesses. We continue to build our idea inventory with high quality businesses that are just too rich to own today.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Large Cap Blend Portfolio	19.02%	14.29%	6.69%
S&P 500® Index	21.83%	15.79%	8.50%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	20.69%	14.51%	7.48%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Berkshire Hathaway, Inc. - Class B	5.1%
UnitedHealth Group, Inc.	5.1%
Comcast Corp. - Class A	4.7%
Honeywell International, Inc.	4.6%
Dollar General Corp.	4.5%
The TJX Cos., Inc.	4.3%
Accenture PLC - Class A	4.3%
The Progressive Corp.	4.1%
JPMorgan Chase & Co.	4.0%
Stanley Black & Decker, Inc.	3.7%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

14	Large Cap Blend Portfolio

Large Cap Blend Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (88.7%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (19.7%)
Comcast Corp. - Class A	207,700	8,318
Dollar General Corp.	84,625	7,871
Omnicom Group, Inc.	65,500	4,770
The TJX Cos., Inc.	99,700	7,623
Twenty-First Century Fox, Inc. - Class A	31,175	1,077
Twenty-First Century Fox, Inc. - Class B	150,750	5,144

Total		34,803

Consumer Staples (4.7%)
Nestle SA, ADR	58,425	5,023
Unilever PLC, ADR	57,800	3,199

Total		8,222

Energy (3.1%)
Schlumberger, Ltd.	79,825	5,379

Total		5,379

Financials (16.3%)
The Bank of New York Mellon Corp.	101,950	5,491
Berkshire Hathaway, Inc. - Class B*	45,300	8,980
JPMorgan Chase & Co.	66,150	7,074
The Progressive Corp.	126,850	7,144

Total		28,689

Common Stocks (88.7%)	Shares/ $ Par	Value $ (000’s)

Health Care (9.8%)
Cerner Corp.*	88,075	5,936
Quest Diagnostics, Inc.	25,395	2,501
UnitedHealth Group, Inc.	40,475	8,923

Total		17,360

Industrials (13.9%)
Expeditors International of Washington, Inc.	69,600	4,502
Honeywell International, Inc.	52,375	8,032
PACCAR, Inc.	76,850	5,463
Stanley Black & Decker, Inc.	38,800	6,584

Total		24,581

Information Technology (15.9%)
Accenture PLC - Class A	49,575	7,590
eBay, Inc.*	168,900	6,374
Microsoft Corp.	49,575	4,241
Oracle Corp.	82,450	3,898
TE Connectivity, Ltd.	61,925	5,885

Total		27,988

Materials (3.1%)
Potash Corp. of Saskatchewan, Inc.	262,050	5,411

Total		5,411

Common Stocks (88.7%)	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (2.2%)
CenturyLink, Inc.	227,584	3,796

Total		3,796

Total Common Stocks
(Cost: $112,840)		156,229

Short-Term Investments (12.1%)

Money Market Funds (12.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	21,322,403	21,322

Total		21,322

Total Short-Term Investments
(Cost: $21,322)		21,322

Total Investments (100.8%)
(Cost: $134,162)(a)		177,551

Other Assets, Less
Liabilities (-0.8%)		(1,330)

Net Assets (100.0%)		176,221

*	Non-Income Producing

#	7-Day yield as of December 31, 2017.

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $134,789 and the net unrealized appreciation of investments based on that cost was $42,762 which is comprised of $47,412 aggregate gross unrealized appreciation and $4,650 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$156,229	$-	$-
Short-Term Investments	21,322	-	-
Total Assets:	$177,551	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Blend Portfolio	15

Index 500 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P 500® Index.	Invest in stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$3.2 billion

Portfolio Overview

Mason Street Advisors is the investment adviser for the Index 500 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P 500® Index, which is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

Market Overview

U.S. equities delivered another year of strong performance. The sharp gains in business and consumer confidence following the U.S. election and improving global economic growth were among the catalysts for equities, as investors anticipated market-friendly policies from the new administration. That confidence was generally well placed—corporate earnings finally improved after three flat years and Congress passed one of the largest tax cuts in U.S. history. The improving economy favored equities over bonds; although, fixed income sectors still posted positive returns.

The U.S. economy expanded at a pace of approximately 3% during the second half of the year. The strong growth prompted the U.S. Federal Reserve (the “Fed”) to raise rates and begin reducing its $4 trillion balance sheet. In that environment, large cap stocks, as represented by the S&P 500® Index, posted a return of 21.83%, outperforming the S&P SmallCap 600® and the S&P MidCap 400® Indices, which returned 13.23% and 16.24%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index returned 3.54%, while the Bloomberg Barclays® U.S. Corporate High Yield Index advanced 7.50%.

Portfolio Results

The Index 500 Stock Portfolio delivered a total return of 21.52% for the twelve months ended December 31, 2017, trailing the S&P 500® Index (the “Index”), which returned 21.83%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The Portfolio outperformed the 21.13% average return for its peer group, S&P 500® Index Funds, according to Lipper® Analytical Services, Inc.

Nine of the Index’s eleven sectors posted positive returns for the year. The largest contributor to the Index’s return was the Information Technology sector, which delivered strong revenue and earnings growth throughout the year. Within the sector, the communications equipment industry was the strongest performer, led by Apple Inc., which saw gains after the successful launch of a new iPhone. Other industries within the Information Technology sector that contributed substantially to the Index’s return include internet software and services, software and semiconductors and semiconductor equipment. The Financials sector also performed well, led by banks as the Fed’s interest rate increases boosted net interest margins (the difference between the interest charged to borrowers and that paid to depositors). The Consumer Discretionary sector also posted gains, reflecting steady economic growth, low inflation and declining unemployment, which led to an increase in consumer spending. Ongoing demographic trends and tax reform helped the Health Care sector post gains despite continued uncertainty surrounding governmental reform efforts and regulatory changes. The pharmaceuticals industry led performance in the sector, reflecting rising sales for new products.

At the other end of the spectrum, the Energy sector suffered losses. Worries over the impact of supply growth on oil prices weighed on oil and gas exploration companies. The Telecommunication Services sector also struggled with pricing pressure from intense competition between new entrants and legacy carriers.

16	Index 500 Stock Portfolio

Index 500 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	21.52%	15.53%	8.32%
S&P 500® Index	21.83%	15.79%	8.50%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	21.13%	15.31%	8.11%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

The Portfolio may invest in derivative instruments, such as futures and, to a lesser extent, swap agreements, to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Apple, Inc.	3.8%
Microsoft Corp.	2.9%
Alphabet, Inc., various	2.7%
Amazon.com, Inc.	2.0%
Facebook, Inc. - Class A	1.8%
Berkshire Hathaway, Inc. - Class B	1.7%
Johnson & Johnson	1.6%
JPMorgan Chase & Co.	1.6%
Exxon Mobil Corp.	1.5%
Bank of America Corp.	1.2%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Index 500 Stock Portfolio	17

Index 500 Stock Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (12.0%)
Advance Auto Parts, Inc.	10,293	1,026
Amazon.com, Inc.*	55,710	65,151
Aptiv PLC	37,029	3,141
AutoZone, Inc.*	3,830	2,725
Best Buy Co., Inc.	35,425	2,426
BorgWarner, Inc.	27,606	1,410
CarMax, Inc.*	25,397	1,629
Carnival Corp.	56,807	3,770
CBS Corp. - Class B	50,505	2,980
Charter Communications, Inc. - Class A*	27,011	9,075
Chipotle Mexican Grill, Inc.*	3,461	1,000
Comcast Corp. - Class A	649,702	26,021
D.R. Horton, Inc.	47,538	2,428
Darden Restaurants, Inc.	17,227	1,654
Discovery Communications, Inc. - Class A*	21,452	480
Discovery Communications, Inc. - Class C*	28,308	599
DISH Network Corp. - Class A*	31,747	1,516
Dollar General Corp.	36,287	3,375
Dollar Tree, Inc.*	33,026	3,544
Expedia, Inc.	17,123	2,051
Foot Locker, Inc.	17,272	810
Ford Motor Co.	543,440	6,788
The Gap, Inc.	30,332	1,033
Garmin, Ltd.	15,456	921
General Motors Co.	178,066	7,299
Genuine Parts Co.	20,422	1,940
The Goodyear Tire & Rubber Co.	34,311	1,109
H&R Block, Inc.	29,119	764
Hanesbrands, Inc.	50,784	1,062
Harley-Davidson, Inc.	23,442	1,193
Hasbro, Inc.	15,788	1,435
Hilton Worldwide Holdings, Inc.	28,167	2,249
The Home Depot, Inc.	162,658	30,829
The Interpublic Group of Cos., Inc.	54,131	1,091
Kohl’s Corp.	23,482	1,273
L Brands, Inc.	34,398	2,071
Leggett & Platt, Inc.	18,361	876
Lennar Corp. - Class A	28,485	1,801
LKQ Corp.*	43,048	1,751
Lowe’s Cos., Inc.	116,004	10,781
Macy’s, Inc.	42,428	1,069

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Marriott International, Inc. - Class A	42,658	5,790
Mattel, Inc.	47,879	736
McDonald’s Corp.	111,042	19,113
MGM Resorts International	70,973	2,370
Michael Kors Holdings, Ltd.*	21,183	1,333
Mohawk Industries, Inc.*	8,802	2,428
Netflix, Inc.*	60,276	11,571
Newell Brands, Inc.	68,267	2,109
News Corp. - Class A	53,347	865
News Corp. - Class B	16,961	282
NIKE, Inc. - Class B	183,022	11,448
Nordstrom, Inc.	16,244	770
Norwegian Cruise Line Holdings, Ltd.*	24,822	1,322
Omnicom Group, Inc.	32,111	2,339
O’Reilly Automotive, Inc.*	11,844	2,849
The Priceline Group, Inc.*	6,793	11,804
PulteGroup, Inc.	37,671	1,253
PVH Corp.	10,784	1,480
Ralph Lauren Corp.	7,716	800
Ross Stores, Inc.	53,710	4,310
Royal Caribbean Cruises, Ltd.	23,857	2,846
Scripps Networks Interactive - Class A	13,381	1,142
Signet Jewelers, Ltd.	8,422	476
Starbucks Corp.	198,184	11,382
Tapestry, Inc.	39,611	1,752
Target Corp.	75,715	4,940
Tiffany & Co.	14,222	1,478
Time Warner, Inc.	108,452	9,920
The TJX Cos., Inc.	88,628	6,777
Tractor Supply Co.	17,490	1,307
TripAdvisor, Inc.*	15,103	520
Twenty-First Century Fox, Inc. - Class A	146,814	5,070
Twenty-First Century Fox, Inc. - Class B	61,175	2,087
Ulta Beauty, Inc.*	8,129	1,818
Under Armour, Inc. - Class A*	25,788	372
Under Armour, Inc. - Class C*	25,677	342
VF Corp.	45,684	3,381
Viacom, Inc. - Class B	49,146	1,514
The Walt Disney Co.	210,374	22,617
Whirlpool Corp.	10,010	1,688
Wyndham Worldwide Corp.	14,114	1,635

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Wynn Resorts, Ltd.	11,167	1,883
Yum! Brands, Inc.	46,941	3,831

Total		387,896

Consumer Staples (8.1%)
Altria Group, Inc.	265,795	18,980
Archer-Daniels-Midland Co.	77,899	3,122
Brown-Forman Corp. - Class B	27,276	1,873
Campbell Soup Co.	26,791	1,289
Casa Ley SA de CV (l),(p),*	29,556	30
Church & Dwight Co., Inc.	34,812	1,747
The Clorox Co.	17,960	2,671
The Coca-Cola Co.	534,128	24,506
Colgate-Palmolive Co.	122,313	9,229
Conagra Brands, Inc.	56,901	2,143
Constellation Brands, Inc. - Class A	23,996	5,485
Costco Wholesale Corp.	60,869	11,329
Coty, Inc. - Class A	65,770	1,308
CVS Health Corp.	141,102	10,230
Dr. Pepper Snapple Group, Inc.	25,148	2,441
The Estee Lauder Cos., Inc. - Class A	31,183	3,968
General Mills, Inc.	79,165	4,694
The Hershey Co.	19,650	2,230
Hormel Foods Corp.	37,497	1,365
The J.M. Smucker Co.	15,822	1,966
Kellogg Co.	34,648	2,355
Kimberly-Clark Corp.	48,997	5,912
The Kraft Heinz Co.	83,164	6,467
The Kroger Co.	123,903	3,401
McCormick & Co., Inc.	16,679	1,700
Molson Coors Brewing Co. - Class B	25,736	2,112
Mondelez International, Inc.	208,156	8,909
Monster Beverage Corp.*	57,346	3,629
PepsiCo, Inc.	198,093	23,755
Philip Morris International, Inc.	216,340	22,856
The Procter & Gamble Co.	354,931	32,611
Property Development Centers LLC (l),(p),*	29,556	–
Sysco Corp.	66,773	4,055
Tyson Foods, Inc. - Class A	41,453	3,361
Walgreens Boots Alliance, Inc.	120,935	8,782

The Accompanying Notes are an Integral Part of the Financial Statements.

18	Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples continued
Wal-Mart Stores, Inc.	203,885	20,134

Total		260,645

Energy (6.0%)
Anadarko Petroleum Corp.	76,215	4,088
Andeavor	19,991	2,286
Apache Corp.	53,061	2,240
Baker Hughes	59,641	1,887
Cabot Oil & Gas Corp.	64,422	1,842
Chesapeake Energy Corp.*	126,576	501
Chevron Corp.	264,567	33,121
Cimarex Energy Co.	13,269	1,619
Concho Resources, Inc.*	20,714	3,112
ConocoPhillips	166,525	9,141
Devon Energy Corp.	73,200	3,030
EOG Resources, Inc.	80,541	8,691
EQT Corp.	34,103	1,941
Exxon Mobil Corp.	590,216	49,366
Halliburton Co.	121,538	5,940
Helmerich & Payne, Inc.	15,128	978
Hess Corp.	37,622	1,786
Kinder Morgan, Inc.	267,523	4,834
Marathon Oil Corp.	118,352	2,004
Marathon Petroleum Corp.	68,032	4,489
National Oilwell Varco, Inc.	52,937	1,907
Newfield Exploration Co.*	27,746	875
Noble Energy, Inc.	67,780	1,975
Occidental Petroleum Corp.	106,592	7,852
ONEOK, Inc.	53,410	2,855
Phillips 66	59,850	6,054
Pioneer Natural Resources Co.	23,703	4,097
Range Resources Corp.	31,451	536
Schlumberger, Ltd.	192,955	13,003
TechnipFMC PLC	61,071	1,912
Valero Energy Corp.	60,952	5,602
The Williams Companies, Inc.	115,159	3,511

Total		193,075

Financials (14.6%)
Affiliated Managers Group, Inc.	7,742	1,589
Aflac, Inc.	54,762	4,807
The Allstate Corp.	49,981	5,234
American Express Co.	100,351	9,966
American International Group, Inc.	125,218	7,460
Ameriprise Financial, Inc.	20,606	3,492
Aon PLC	34,809	4,664
Arthur J. Gallagher & Co.	25,184	1,594
Assurant, Inc.	7,495	756
Bank of America Corp.	1,351,196	39,887

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Financials continued
The Bank of New York Mellon Corp.	142,638	7,682
BB&T Corp.	109,890	5,464
Berkshire Hathaway, Inc. - Class B*	268,054	53,134
BlackRock, Inc.	17,196	8,834
Brighthouse Financial, Inc.*	13,347	783
Capital One Financial Corp.	67,521	6,724
CBOE Holdings, Inc.	15,804	1,969
The Charles Schwab Corp.	166,191	8,537
Chubb, Ltd.	64,662	9,449
Cincinnati Financial Corp.	20,797	1,559
Citigroup, Inc.	368,288	27,404
Citizens Financial Group, Inc.	68,530	2,877
CME Group, Inc.	47,400	6,923
Comerica, Inc.	24,225	2,103
Discover Financial Services	50,616	3,893
E*TRADE Financial Corp.*	37,705	1,869
Everest Re Group, Ltd.	5,721	1,266
Fifth Third Bancorp	98,282	2,982
Franklin Resources, Inc.	45,522	1,972
The Goldman Sachs Group, Inc.	48,863	12,448
The Hartford Financial Services Group, Inc.	49,688	2,796
Huntington Bancshares, Inc.	150,567	2,192
Intercontinental Exchange, Inc.	81,489	5,750
Invesco, Ltd.	56,703	2,072
JPMorgan Chase & Co.	483,304	51,685
KeyCorp	149,794	3,021
Leucadia National Corp.	43,671	1,157
Lincoln National Corp.	30,481	2,343
Loews Corp.	38,446	1,923
M&T Bank Corp.	20,966	3,585
Marsh & McLennan Cos., Inc.	71,089	5,786
MetLife, Inc.	146,576	7,411
Moody’s Corp.	23,158	3,418
Morgan Stanley	193,905	10,174
Nasdaq, Inc.	16,208	1,245
Navient Corp.	36,636	488
Northern Trust Corp.	29,917	2,988
People’s United Financial, Inc.	48,230	902
PNC Financial Services Group, Inc.	66,275	9,563
Principal Financial Group, Inc.	37,406	2,639

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Financials continued
The Progressive Corp.	81,012	4,563
Prudential Financial, Inc.	59,060	6,791
Raymond James Financial, Inc.	17,901	1,599
Regions Financial Corp.	161,574	2,792
S&P Global, Inc.	35,519	6,017
State Street Corp.	51,655	5,042
SunTrust Banks, Inc.	66,307	4,283
Synchrony Financial	102,468	3,956
T. Rowe Price Group, Inc.	33,752	3,542
Torchmark Corp.	14,955	1,357
The Travelers Cos., Inc.	38,124	5,171
U.S. Bancorp	219,596	11,766
Unum Group	31,256	1,716
Wells Fargo & Co.	617,318	37,453
Willis Towers Watson PLC	18,392	2,771
XL Group, Ltd.	35,661	1,254
Zions Bancorporation	27,823	1,414

Total		469,946

Health Care (13.6%)
Abbott Laboratories	242,451	13,837
AbbVie, Inc.	222,044	21,474
Aetna, Inc.	45,423	8,194
Agilent Technologies, Inc.	44,828	3,002
Alexion Pharmaceuticals, Inc.*	31,119	3,722
Align Technology, Inc.*	10,051	2,233
Allergan PLC	46,326	7,578
AmerisourceBergen Corp.	22,479	2,064
Amgen, Inc.	101,113	17,584
Anthem, Inc.	35,765	8,047
Baxter International, Inc.	69,824	4,513
Becton, Dickinson and Co.	36,910	7,901
Biogen, Inc.*	29,451	9,382
Boston Scientific Corp.*	191,275	4,742
Bristol-Myers Squibb Co.	227,979	13,971
Cardinal Health, Inc.	43,822	2,685
Celgene Corp.*	109,667	11,445
Centene Corp.*	24,025	2,424
Cerner Corp.*	43,988	2,964
Cigna Corp.	34,342	6,974
The Cooper Cos., Inc.	6,818	1,485
Danaher Corp.	85,265	7,914
DaVita, Inc.*	21,087	1,524
Dentsply Sirona, Inc.	31,993	2,106
Edwards Lifesciences Corp.*	29,477	3,322
Eli Lilly and Co.	134,956	11,398
Envision Healthcare Corp.*	16,853	582
Express Scripts Holding Co.*	78,891	5,888
Gilead Sciences, Inc.	181,952	13,035

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	19

Index 500 Stock Portfolio

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
HCA Healthcare, Inc.*	39,453	3,466
Henry Schein, Inc.*	21,862	1,528
Hologic, Inc.*	38,400	1,642
Humana, Inc.	19,899	4,936
IDEXX Laboratories, Inc.*	12,149	1,900
Illumina, Inc.*	20,337	4,443
Incyte Corp.*	24,398	2,311
Intuitive Surgical, Inc.*	15,607	5,696
IQVIA Holdings, Inc.*	20,280	1,985
Johnson & Johnson	374,210	52,285
Laboratory Corp. of America Holdings*	14,180	2,262
McKesson Corp.	29,039	4,529
Medtronic PLC	188,544	15,225
Merck & Co., Inc.	380,986	21,438
Mettler-Toledo International, Inc.*	3,563	2,207
Mylan NV*	74,700	3,161
Patterson Cos., Inc.	11,473	415
PerkinElmer, Inc.	15,352	1,123
Perrigo Co. PLC	18,245	1,590
Pfizer, Inc.	830,278	30,073
Quest Diagnostics, Inc.	18,985	1,870
Regeneron Pharmaceuticals, Inc.*	10,730	4,034
ResMed, Inc.	19,766	1,674
Stryker Corp.	44,830	6,941
Thermo Fisher Scientific, Inc.	55,855	10,606
UnitedHealth Group, Inc.	134,983	29,758
Universal Health Services, Inc. - Class B	12,206	1,384
Varian Medical Systems, Inc.*	12,762	1,418
Vertex Pharmaceuticals, Inc.*	35,227	5,279
Waters Corp.*	11,078	2,140
Zimmer Biomet Holdings, Inc.	28,203	3,403
Zoetis, Inc.	67,875	4,890

Total		437,602

Industrials (10.0%)
3M Co.	83,125	19,565
A.O. Smith Corp.	20,311	1,245
Acuity Brands, Inc.	5,872	1,033
Alaska Air Group, Inc.	17,139	1,260
Allegion PLC	13,231	1,053
American Airlines Group, Inc.	59,319	3,086
AMETEK, Inc.	32,193	2,333
Arconic, Inc.	58,999	1,608
The Boeing Co.	77,982	22,998
C.H. Robinson Worldwide, Inc.	19,418	1,730

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Caterpillar, Inc.	82,869	13,059
Cintas Corp.	11,994	1,869
CSX Corp.	124,488	6,848
Cummins, Inc.	21,731	3,839
Deere & Co.	44,554	6,973
Delta Air Lines, Inc.	91,366	5,117
Dover Corp.	21,700	2,191
Eaton Corp. PLC	61,372	4,849
Emerson Electric Co.	89,400	6,230
Equifax, Inc.	16,726	1,972
Expeditors International of Washington, Inc.	24,753	1,601
Fastenal Co.	40,031	2,189
FedEx Corp.	34,363	8,575
Flowserve Corp.	18,196	767
Fluor Corp.	19,484	1,006
Fortive Corp.	42,603	3,082
Fortune Brands Home & Security, Inc.	21,452	1,468
General Dynamics Corp.	38,679	7,869
General Electric Co.	1,207,951	21,079
Honeywell International, Inc.	106,116	16,274
IHS Markit, Ltd.*	50,601	2,285
Illinois Tool Works, Inc.	42,949	7,166
Ingersoll-Rand PLC	34,805	3,104
J.B. Hunt Transport Services, Inc.	11,924	1,371
Jacobs Engineering Group, Inc.	16,780	1,107
Johnson Controls International PLC	128,905	4,913
Kansas City Southern	14,423	1,518
L3 Technologies, Inc.	10,884	2,153
Lockheed Martin Corp.	34,748	11,156
Masco Corp.	43,816	1,925
Nielsen Holdings PLC	46,635	1,698
Norfolk Southern Corp.	39,858	5,775
Northrop Grumman Corp.	24,248	7,442
PACCAR, Inc.	48,977	3,481
Parker Hannifin Corp.	18,557	3,704
Pentair PLC	23,004	1,625
Quanta Services, Inc.*	21,551	843
Raytheon Co.	40,268	7,564
Republic Services, Inc.	31,657	2,140
Robert Half International, Inc.	17,460	970
Rockwell Automation, Inc.	17,899	3,514
Rockwell Collins, Inc.	22,677	3,075
Roper Technologies, Inc.	14,258	3,693
Snap-on, Inc.	7,941	1,384
Southwest Airlines Co.	76,042	4,977
Stanley Black & Decker, Inc.	21,361	3,625

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Stericycle, Inc.*	11,892	809
Textron, Inc.	36,692	2,076
TransDigm Group, Inc.	6,731	1,848
Union Pacific Corp.	109,646	14,704
United Continental Holdings, Inc.*	35,076	2,364
United Parcel Service, Inc. - Class B	95,701	11,403
United Rentals, Inc.*	11,772	2,024
United Technologies Corp.	103,448	13,197
Verisk Analytics, Inc.*	21,649	2,078
W.W. Grainger, Inc.	7,223	1,706
Waste Management, Inc.	55,644	4,802
Xylem, Inc.	25,017	1,706

Total		323,693

Information Technology (23.5%)
Accenture PLC - Class A	86,080	13,178
Activision Blizzard, Inc.	105,319	6,669
Adobe Systems, Inc.*	68,663	12,032
Advanced Micro Devices, Inc.*	114,231	1,174
Akamai Technologies, Inc.*	23,562	1,532
Alliance Data Systems Corp.	6,695	1,697
Alphabet, Inc. - Class A*	41,515	43,732
Alphabet, Inc. - Class C*	42,047	43,998
Amphenol Corp. - Class A	42,531	3,734
Analog Devices, Inc.	51,348	4,572
ANSYS, Inc.*	11,820	1,745
Apple, Inc.	715,168	121,028
Applied Materials, Inc.	148,553	7,594
Autodesk, Inc.*	30,532	3,201
Automatic Data Processing, Inc.	61,775	7,239
Broadcom, Ltd.	56,635	14,550
CA, Inc.	43,725	1,455
Cadence Design Systems, Inc.*	39,330	1,645
Cisco Systems, Inc.	688,606	26,374
Citrix Systems, Inc.*	19,938	1,755
Cognizant Technology Solutions Corp. - Class A	82,133	5,833
Corning, Inc.	121,053	3,872
CSRA, Inc.	22,813	683
DXC Technology Co.	39,736	3,771
eBay, Inc.*	135,315	5,107
Electronic Arts, Inc.*	42,891	4,506
F5 Networks, Inc.*	8,719	1,144
Facebook, Inc. - Class A*	332,183	58,617
Fidelity National Information Services, Inc.	46,505	4,376
Fiserv, Inc.*	29,028	3,806
FLIR Systems, Inc.	19,302	900

The Accompanying Notes are an Integral Part of the Financial Statements.

20	Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Gartner, Inc.*	12,627	1,555
Global Payments, Inc.	22,167	2,222
Harris Corp.	16,604	2,352
Hewlett Packard Enterprise Co.	222,170	3,190
HP, Inc.	232,652	4,888
Intel Corp.	651,885	30,091
International Business Machines Corp.	119,928	18,399
Intuit, Inc.	33,829	5,338
Juniper Networks, Inc.	52,225	1,488
KLA-Tencor Corp.	21,828	2,293
Lam Research Corp.	22,558	4,152
Mastercard, Inc. - Class A	129,375	19,582
Microchip Technology, Inc.	32,581	2,863
Micron Technology, Inc.*	160,639	6,605
Microsoft Corp.	1,074,579	91,919
Motorola Solutions, Inc.	22,565	2,039
NetApp, Inc.	37,575	2,079
NVIDIA Corp.	84,411	16,334
Oracle Corp.	424,373	20,064
Paychex, Inc.	44,546	3,033
PayPal Holdings, Inc.*	157,371	11,586
Qorvo, Inc.*	17,727	1,181
QUALCOMM, Inc.	205,339	13,146
Red Hat, Inc.*	24,647	2,960
Salesforce.com, Inc.*	95,580	9,771
Seagate Technology PLC	40,300	1,686
Skyworks Solutions, Inc.	25,593	2,430
Symantec Corp.	86,358	2,423
Synopsys, Inc.*	20,927	1,784
TE Connectivity, Ltd.	48,980	4,655
Texas Instruments, Inc.	137,281	14,338
Total System Services, Inc.	23,303	1,843
VeriSign, Inc.*	11,808	1,351
Visa, Inc. - Class A	252,600	28,801
Western Digital Corp.	41,201	3,277
Western Union Co.	63,975	1,216
Xerox Corp.	29,737	867
Xilinx, Inc.	34,956	2,357

Total		757,677

Materials (3.0%)
Air Products and Chemicals, Inc.	30,360	4,982
Albemarle Corp.	15,391	1,968
Avery Dennison Corp.	12,312	1,414
Ball Corp.	48,760	1,846
CF Industries Holdings, Inc.	32,490	1,382
DowDuPont, Inc.	325,941	23,214
Eastman Chemical Co.	20,021	1,855
Ecolab, Inc.	36,219	4,860

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Materials continued
FMC Corp.	18,702	1,770
Freeport-McMoRan, Inc.*	187,523	3,555
International Flavors & Fragrances, Inc.	11,000	1,679
International Paper Co.	57,513	3,332
LyondellBasell Industries NV - Class A	45,055	4,970
Martin Marietta Materials, Inc.	8,756	1,935
Monsanto Co.	61,194	7,146
The Mosaic Co.	48,894	1,255
Newmont Mining Corp.	74,290	2,787
Nucor Corp.	44,283	2,816
Packaging Corp. of America	13,142	1,584
PPG Industries, Inc.	35,446	4,141
Praxair, Inc.	39,880	6,169
Sealed Air Corp.	25,127	1,239
The Sherwin-Williams Co.	11,463	4,700
Vulcan Materials Co.	18,425	2,365
WestRock Co.	35,466	2,242

Total		95,206

Real Estate (2.9%)
Alexandria Real Estate Equities, Inc.	13,333	1,741
American Tower Corp.	59,736	8,522
Apartment Investment & Management Co. - Class A	21,872	956
AvalonBay Communities, Inc.	19,234	3,431
Boston Properties, Inc.	21,495	2,795
CBRE Group, Inc.*	42,082	1,823
Crown Castle International Corp.	56,590	6,282
Digital Realty Trust, Inc.	28,616	3,259
Duke Realty Corp.	49,607	1,350
Equinix, Inc.	10,897	4,939
Equity Residential	51,188	3,264
Essex Property Trust, Inc.	9,198	2,220
Extra Space Storage, Inc.	17,538	1,534
Federal Realty Investment Trust	10,105	1,342
GGP, Inc.	86,966	2,034
HCP, Inc.	65,343	1,704
Host Hotels & Resorts, Inc.	103,083	2,046
Iron Mountain, Inc.	39,244	1,481
Kimco Realty Corp.	59,290	1,076
The Macerich Co.	15,098	992
Mid-America Apartment Communities, Inc.	15,827	1,592
Prologis, Inc.	74,115	4,781
Public Storage	20,849	4,357

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Real Estate continued
Realty Income Corp.	39,250	2,238
Regency Centers Corp.	20,611	1,426
SBA Communications Corp.*	16,373	2,675
Simon Property Group, Inc.	43,297	7,436
SL Green Realty Corp.	13,688	1,381
UDR, Inc.	37,270	1,436
Ventas, Inc.	49,609	2,977
Vornado Realty Trust	24,016	1,878
Welltower, Inc.	51,588	3,290
Weyerhaeuser Co.	105,142	3,707

Total		91,965

Telecommunication Services (2.0%)
AT&T, Inc.	855,252	33,253
CenturyLink, Inc.	135,503	2,260
Verizon Communications, Inc.	568,223	30,076

Total		65,589

Utilities (2.9%)
The AES Corp.	91,986	996
Alliant Energy Corp.	32,205	1,372
Ameren Corp.	33,797	1,994
American Electric Power Co., Inc.	68,509	5,040
American Water Works Co., Inc.	24,846	2,273
CenterPoint Energy, Inc.	60,038	1,703
CMS Energy Corp.	39,282	1,858
Consolidated Edison, Inc.	43,190	3,669
Dominion Resources, Inc.	89,638	7,266
DTE Energy Co.	24,987	2,735
Duke Energy Corp.	97,488	8,200
Edison International	45,383	2,870
Entergy Corp.	25,107	2,044
Eversource Energy	44,140	2,789
Exelon Corp.	133,732	5,271
FirstEnergy Corp.	61,965	1,897
NextEra Energy, Inc.	65,523	10,234
NiSource, Inc.	46,913	1,204
NRG Energy, Inc.	41,901	1,193
PG&E Corp.	71,432	3,202
Pinnacle West Capital Corp.	15,563	1,326
PPL Corp.	95,161	2,945
Public Service Enterprise Group, Inc.	70,487	3,630
SCANA Corp.	19,865	790
Sempra Energy	34,973	3,739
The Southern Co.	139,797	6,723
WEC Energy Group, Inc.	43,958	2,920

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	21

Index 500 Stock Portfolio

Common Stocks (98.6%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
Xcel Energy, Inc.	70,727	3,403

Total		93,286

Total Common Stocks
(Cost: $1,456,017)		3,176,580

Short-Term Investments (1.3%)

Commercial Paper (0.9%)
Apple, Inc., 0.000%, 1/8/18 144A	3,000,000	2,999
Bank of America Corp., 1.400%, 1/8/18	5,000,000	5,000
General Mills, Inc., 0.000%, 1/8/18 144A	1,000,000	1,000
General Mills, Inc., 0.000%, 1/17/18 144A	2,000,000	1,998
Microsoft Corp., 0.000%, 1/11/18 144A	1,500,000	1,499
Microsoft Corp., 0.000%, 2/12/18 144A	3,000,000	2,995

Short-Term Investments (1.3%)	Shares/ $ Par	Value $ (000’s)

Commercial Paper continued
Mondelez International, Inc., 0.000%, 1/16/18 144A	1,500,000	1,499
Pfizer, Inc., 0.000%, 1/31/18 144A	3,000,000	2,996
Societe Generale SA, 0.000%, 2/14/18 144A	1,000,000	998
Societe Generale SA, 0.000%, 3/5/18 144A	2,000,000	1,994
United Parcel Service, Inc., 0.000%, 3/5/18 144A	2,000,000	1,994
The Walt Disney Co., 0.000%, 1/19/18 144A	3,000,000	2,997

Total		27,969

Money Market Funds (0.2%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	5,809,953	5,810

Total		5,810

Short-Term Investments (1.3%)	Shares/ $ Par	Value $ (000’s)

US Government & Agencies (0.2%)
Federal Home Loan Bank, 0.000%, 1/12/18	1,000,000	1,000
Federal Home Loan Bank, 0.000%, 1/23/18	2,000,000	1,998
Federal Home Loan Bank, 0.000%, 2/9/18	1,000,000	998
Federal Home Loan Bank, 0.000%, 3/15/18 (b)	3,000,000	2,992

Total		6,988

Total Short-Term Investments
(Cost: $40,774)		40,767

Total Investments (99.9%)
(Cost: $1,496,791)(a)		3,217,347

Other Assets, Less
Liabilities (0.1%)		4,790

Net Assets (100.0%)		3,222,137

*	Non-Income Producing

#	7-day yield as of December 31, 2017.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the value of these securities (in thousands) was $22,969 representing 0.7% of the net assets.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,506,561 and the net unrealized appreciation of investments based on that cost was $1,710,942 which is comprised of $1,768,894 aggregate gross unrealized appreciation and $57,952 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
E-Mini S&P 500 Future	Long	USD	$15	303	3/18	$40,541	$156

(l)	Security valued using significant unobservable inputs.

(p)	Restricted securities (excluding 144A issues) on December 31, 2017.

Description	Acquisition Date	Cost (000’s)	Value (000’s)	Value as a Percentage of Net Assets
Casa Ley SA de CV	2/2/2015	$30	$30	0.00%
Property Development Centers LLC	2/2/2015	-	-	0.00%

The Accompanying Notes are an Integral Part of the Financial Statements.

22	Index 500 Stock Portfolio

Index 500 Stock Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Consumer Staples	$260,615	$-	$30
All Others	2,915,935		-
Short-Term Investments
Money Market Funds	5,810	-
All Others	-	34,957	-
Other Financial Instruments^
Futures	156	-	-
Total Assets:	$3,182,516	$34,957	$30

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and short sales, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio	23

Large Company Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest primarily in equity securities of larger companies considered to be undervalued.	$200 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Company Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio looks for stocks of companies that it believes are undervalued at the time of purchase. The Portfolio attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the Portfolio believes more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market.

Market Overview

Major U.S. stock market benchmarks climbed to record highs in 2017, with large cap stocks outperforming mid cap and small cap stocks, according to the S&P Indices. Market gains were fueled by positive economic and earnings news, moderate inflation and passage of the largest corporate tax cut in decades. Moreover, the U.S. Federal Reserve (the “Fed”) raised the federal funds rate by 25 basis points in December, to a range of 1.25% to 1.50%. This constituted the third rate hike in 2017, and the Fed is expected to continue raising rates at a gradual pace through 2018 given relatively moderate inflation. The outperformance of growth versus value was pronounced in 2017. This created headwinds for the investment team’s approach to value investing as quality and value factors are key determinants of the Portfolio’s performance over time.

Portfolio Results

The Portfolio returned 11.10% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 13.66%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Value Funds peer group for 2017 was 15.11%.

The Industrials sector weighed on performance for the reporting period. Industrial conglomerate General Electric was a top detractor, as the company reported weak financial results, cut its dividend by 50%, lowered earnings expectations for 2018 and replaced its CEO.

In the Consumer Discretionary sector, Advance Auto Parts detracted from relative performance. Its stock fell on reports that Amazon was increasing its focus on the aftermarket automotive parts sector. The company also reported first quarter and second quarter earnings that missed estimates, and it materially lowered guidance for its fiscal 2017 year. The investment team’s longer-term investment thesis, however, remained intact. Mattel was another notable detractor in the Consumer Discretionary sector. On the new CEO’s first investor day, she reduced guidance and announced a larger-than-expected dividend cut. Later in the year, the toy company missed second quarter and third quarter earnings estimates and announced the need to renegotiate the financial leverage covenants of its credit facility. Mattel’s weak financial results were negatively impacted by the bankruptcy of Toys”R”Us, one of Mattel’s largest customers, and by continued inventory reductions at other large customers.

Stocks in the Energy sector weighed on returns, including Schlumberger, which is the largest oilfield services company in the world with top market positions across the globe. In the first half of 2017, the stock was pressured by weakening oil prices, as well as exposure to the relatively weak non-U.S. markets. Later in the year, Schlumberger reported solid third quarter earnings, but investors became concerned that the company’s oil production business would raise the overall risk profile of the company.

On the other hand, several companies in the Portfolio’s Information Technology sector outperformed for the reporting period, including Applied Materials and Lam Research. These semiconductor stocks reported better-than-expected earnings and raised guidance results as they benefited from strong orders and a backlog. Lack of exposure to AT&T was also beneficial, as the stock was pressured by increased competition in wireless and from merger arbitrage related to its pending acquisition of Time Warner.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

24	Large Company Value Portfolio

Large Company Value Portfolio (unaudited)

We see value in the Health Care sector, where we hold higher quality companies with compelling valuations and strong fundamentals. For example, in the fourth quarter, we initiated a position in biotechnology company Celgene. The stock fell to an attractive level after one of its drugs failed in a phase 3 study, and the company lowered its 2020 guidance. Celgene offers solid cash flow generation, an attractive drug pipeline and a compelling risk/reward profile.

The Portfolio is also overweight Energy. During the first half of 2017, the Energy sector declined as the price of oil fell and energy companies faced a rising service cost environment. This provided us with the opportunity to add to some of the Portfolio’s Energy stocks that continue to offer compelling risk/reward profiles.

Our valuation methodology shows that many Real Estate and Utilities stocks remain overvalued, leading to the Portfolio’s continued underweight in those sectors.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Large Company Value Portfolio	11.10%	12.83%	6.15%
Russell 1000® Value Index	13.66%	14.04%	7.10%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	15.11%	13.46%	6.83%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced.

Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark

Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

  Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Schlumberger, Ltd.	3.8%
Pfizer, Inc.	3.3%
iShares Russell 1000 Value Index Fund	3.0%
The Procter & Gamble Co.	2.9%
Verizon Communications, Inc.	2.9%
Cisco Systems, Inc.	2.7%
Total SA, ADR	2.6%
Bank of America Corp.	2.6%
U.S. Bancorp	2.5%
BB&T Corp.	2.5%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Company Value Portfolio	25

Large Company Value Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (96.6%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (4.3%)
Advance Auto Parts, Inc.	20,720	2,066
Aptiv PLC	8,140	691
Carnival Corp.	10,180	676
Honda Motor Co., Ltd., ADR*	54,380	1,853
L Brands, Inc.	12,130	730
Mattel, Inc.	32,020	492
Target Corp.	17,610	1,149
Time Warner, Inc.	11,010	1,007

Total		8,664

Consumer Staples (10.3%)
Conagra Brands, Inc.	47,850	1,803
General Mills, Inc.	16,680	989
Mondelez International, Inc.	92,570	3,962
PepsiCo, Inc.	8,470	1,016
The Procter & Gamble Co.	62,360	5,730
Sysco Corp.	31,030	1,884
Unilever NV	28,870	1,622
Wal-Mart Stores, Inc.	35,750	3,530

Total		20,536

Energy (15.5%)
Anadarko Petroleum Corp.	44,740	2,400
Baker Hughes	65,880	2,084
Chevron Corp.	32,630	4,085
Exxon Mobil Corp.	18,910	1,582
Imperial Oil, Ltd.	49,450	1,543
Occidental Petroleum Corp.	57,090	4,205
Royal Dutch Shell PLC - Class B, ADR	34,930	2,385
Schlumberger, Ltd.	111,700	7,528
Total SA, ADR	92,540	5,116

Total		30,928

Financials (23.6%)
AFLAC, Inc.	23,650	2,076
Ameriprise Financial, Inc.	9,480	1,607
Bank of America Corp.	172,560	5,094
The Bank of New York Mellon Corp.	82,780	4,459
BB&T Corp.	100,380	4,991
BlackRock, Inc.	970	498
Chubb, Ltd.	26,650	3,894
Invesco, Ltd.	89,310	3,264

Common Stocks (96.6%)	Shares/ $ Par	Value $ (000’s)

Financials continued
JPMorgan Chase & Co.	34,630	3,703
M&T Bank Corp.	17,050	2,915
MetLife, Inc.	23,460	1,186
PNC Financial Services Group, Inc.	27,580	3,980
U.S. Bancorp	94,800	5,079
Wells Fargo & Co.	73,940	4,486

Total		47,232

Health Care (18.3%)
Abbott Laboratories	42,270	2,412
Allergan PLC	14,190	2,321
Celgene Corp.*	9,710	1,013
HCA Healthcare, Inc.*	28,140	2,472
Johnson & Johnson	33,500	4,681
McKesson Corp.	10,450	1,630
Medtronic PLC	61,410	4,959
Merck & Co., Inc.	60,080	3,381
Pfizer, Inc.	180,410	6,534
Roche Holding AG	14,570	3,685
Zimmer Biomet Holdings, Inc.	29,130	3,515

Total		36,603

Industrials (7.6%)
Eaton Corp. PLC	22,880	1,808
General Electric Co.	202,850	3,540
Ingersoll-Rand PLC	11,560	1,031
Johnson Controls International PLC	114,090	4,348
Textron, Inc.	27,230	1,541
Union Pacific Corp.	6,960	933
United Technologies Corp.	16,040	2,046

Total		15,247

Information Technology (9.5%)
Apple, Inc.	4,170	706
Applied Materials, Inc.	29,780	1,522
Cisco Systems, Inc.	139,110	5,328
Intel Corp.	38,790	1,791
Lam Research Corp.	5,460	1,005
Oracle Corp.	88,270	4,173
QUALCOMM, Inc.	28,950	1,853
TE Connectivity, Ltd.	28,200	2,680

Total		19,058

Common Stocks (96.6%)	Shares/ $ Par	Value $ (000’s)

Materials (1.7%)
DowDuPont, Inc.	28,850	2,055
WestRock Co.	21,650	1,368

Total		3,423

Real Estate (0.5%)
Boston Properties, Inc.	7,200	936

Total		936

Telecommunication Services (2.9%)
Verizon Communications, Inc.	107,570	5,694

Total		5,694

Utilities (2.4%)
Edison International	16,030	1,014
PG&E Corp.	17,800	798
PPL Corp.	32,400	1,003
Xcel Energy, Inc.	42,000	2,020

Total		4,835

Total Common Stocks
(Cost: $172,414)		193,156

Investment Companies (3.0%)

Investment Companies (3.0%)
iShares Russell 1000 Value Index Fund	47,810	5,945

Total Investment Companies
(Cost: $5,755)		5,945

Short-Term Investments (1.5%)

Money Market Funds (1.5%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	2,962,142	2,962

Total Short-Term Investments
(Cost: $2,962)		2,962

Total Investments (101.1%)
(Cost: $181,131)(a)		202,063

Other Assets, Less
Liabilities (-1.1%)		(2,227)

Net Assets (100.0%)		199,836

*	Non-Income Producing

#	7-day yield as of December 31, 2017.

ADR after the name of a security represents—American Depositary Receipt.

CAD — Canadian Dollar

CHF — Swiss Franc

The Accompanying Notes are an Integral Part of the Financial Statements.

26	Large Company Value Portfolio

Large Company Value Portfolio

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $183,141 and the net unrealized appreciation of investments based on that cost was $18,729 which is comprised of $27,756 aggregate gross unrealized appreciation and $9,027 aggregate gross unrealized depreciation.

(h)	Forward foreign currency contracts outstanding on December 31, 2017.

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Morgan Stanley Capital Services, Inc.	CAD	114	91	3/18	$2	$-	$2
Sell	Morgan Stanley Capital Services, Inc.	CAD	1,762	1,403	3/18	-	(32)	(32)
Sell	Morgan Stanley Capital Services, Inc.	CHF	2,993	3,091	3/18	-	(42)	(42)
Sell	Morgan Stanley Capital Services, Inc.	EUR	4,848	5,848	3/18	-	(102)	(102)
Sell	Morgan Stanley Capital Services, Inc.	GBP	1,506	2,040	3/18	-	(22)	(22)
Sell	Morgan Stanley Capital Services, Inc.	JPY	178,979	1,595	3/18	3	-	3

						$5	$(198)	$(193)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Consumer Staples	$18,914	$1,622	$-
Health Care	32,918	3,685	-
All Others	136,017	-	-
Investment Companies	5,945	-	-
Short-Term Investments	2,962	-	-
Other Financial Instruments^
Forward Currency Contracts	-	5	-
Total Assets:	$196,756	$5,312	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(198)	-
Total Liabilities:	$-	$(198)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio	27

Domestic Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. issuers that are selling at attractive prices relative to their intrinsic value.	$819 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Domestic Equity Portfolio (the “Portfolio”), has engaged Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Delaware”), to act as sub-adviser for the Portfolio. The Portfolio primarily invests in common stocks of large-capitalization companies that are believed to have long-term capital appreciation potential. Typically, the Portfolio seeks securities that are believed to be undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset valuation of the respective issuers. The Portfolio invests in a core group of 30-40 securities.

Market Overview

In a year of nearly uninterrupted stock market gains, major stock market indices attained new highs throughout 2017. Late in the year, the U.S. Congress debated and then passed a tax reform bill, which was signed into law on Dec. 22. U.S. equity markets reacted positively to the legislation, as investors appeared to discount a boost in corporate earnings resulting from a lower corporate tax rate. At its December meeting, the U.S. Federal Reserve (the “Fed”) increased its benchmark short-term interest rate 0.25 percentage points, to a range between 1.25% and 1.50%. It was the third increase in 2017 and the fifth since December 2015, when the current, gradual tightening cycle began. Longer-term interest rates moved in a fairly tight range. The yield on the 10-year Treasury note closed 2017 at 2.41%, down from 2.48% at the beginning of the year.

Portfolio Results

The Portfolio returned 13.78% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 13.66%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Large Cap Value Funds peer group was 15.11%.

At the Portfolio level, positive performance attribution versus the Index was driven by stock selection. The Industrials and Consumer Discretionary sectors contributed most to relative performance for the reporting period. The Industrials sector benefited most from a positive performance by defense contractor Raytheon Company, which delivered strong sales and earnings throughout the period. The company was also helped by the expectation that geopolitical instability could boost military spending. In the Consumer Discretionary sector, discount retailer Dollar Tree, Inc., led the way. The company’s stock was first added to the Portfolio in August 2017, and its shares rose sharply thereafter, following the release of stronger-than-expected second quarter financial results. More recently, Dollar Tree posted solid third quarter results and raised its full-year guidance for sales and earnings. Another strong contributor was Abbott Laboratories in the Health Care sector. The company launched numerous products during the year and completed acquisitions of both St. Jude Medical and Alere.

Investments in the Consumer Staples and Financials sectors detracted most from relative returns for the reporting period. In the Consumer Staples sector, agricultural commodity firm Archer-Daniels-Midland Company was the biggest detractor. Several years of robust grain harvests led to a weak pricing environment, putting pressure on the company’s revenues. The steady growth of grain stocks has also led to low price volatility, further tempering Archer-Daniels-Midland’s earnings potential. In the Financials sector, the Portfolio’s underweight allocation detracted from relative returns. Regional bank BB&T Corporation was the laggard in the group, in part because of sluggish loan growth and higher-than-anticipated expenses.

Another significant detractor was healthcare products distributor Cardinal Health, Inc. During the year, the company reduced its earnings guidance for fiscal 2018, citing several one-time items including integration expenses associated with a recent acquisition. The stock was also pressured by talk of Amazon’s potential entry into the medical products supply chain.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of Delaware, the Portfolio’s sub-adviser.

We believe the newly-enacted tax legislation is likely to boost corporate earnings and, possibly, consumer spending in the coming quarters. Prospects for higher levels of employment growth and wage gains seem more uncertain. In general, U.S. companies have already been experiencing high profitability and easy access to capital for a number of years. We also see a number of impediments that may temper the robust economic growth anticipated by the markets. These include high debt, the aging population, a shrinking Fed balance sheet and the potential for higher interest rates. As we think about the stock market, high valuations, other signs of excess and investors’ apparent complacency toward risk are concerning. We continue to opt for defensiveness in the Portfolio’s sector weights, with the exception of Energy, and remain focused on quality and relative value in our stock selection.

28	Domestic Equity Portfolio

Domestic Equity Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Domestic Equity Portfolio	13.78%	14.81%	7.71%
Russell 1000® Value Index	13.66%	14.04%	7.10%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	15.11%	13.46%	6.83%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

   Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Express Scripts Holding Co.	3.3%
Occidental Petroleum Corp.	3.3%
Intel Corp.	3.3%
Marathon Oil Corp.	3.2%
Cisco Systems, Inc.	3.2%
Lowe’s Cos., Inc.	3.2%
The Allstate Corp.	3.2%
Waste Management, Inc.	3.2%
Dollar Tree, Inc.	3.2%
Chevron Corp.	3.2%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Domestic Equity Portfolio	29

Domestic Equity Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (6.4%)
Dollar Tree, Inc.*	244,700	26,259
Lowe’s Cos., Inc.	283,600	26,358

Total		52,617

Consumer Staples (8.4%)
Archer-Daniels-Midland Co.	566,600	22,709
CVS Health Corp.	308,400	22,359
Mondelez International, Inc.	559,300	23,938

Total		69,006

Energy (15.9%)
Chevron Corp.	208,246	26,070
ConocoPhillips	464,200	25,480
Halliburton Co.	529,000	25,852
Marathon Oil Corp.	1,567,145	26,532
Occidental Petroleum Corp.	361,500	26,628

Total		130,562

Financials (12.2%)
The Allstate Corp.	251,600	26,345
The Bank of New York Mellon Corp.	442,800	23,849
BB&T Corp.	512,300	25,472
Marsh & McLennan Cos., Inc.	301,900	24,572

Total		100,238

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Health Care (20.8%)
Abbott Laboratories	443,500	25,311
Cardinal Health, Inc.	381,800	23,393
Express Scripts Holding Co.*	356,784	26,630
Johnson & Johnson	180,300	25,191
Merck & Co., Inc.	408,800	23,003
Pfizer, Inc.	650,200	23,550
Quest Diagnostics, Inc.	232,000	22,850

Total		169,928

Industrials (9.3%)
Northrop Grumman Corp.	84,700	25,995
Raytheon Co.	126,000	23,669
Waste Management, Inc.	304,600	26,287

Total		75,951

Information Technology (11.9%)
CA, Inc.	661,487	22,014
Cisco Systems, Inc.	689,200	26,396
Intel Corp.	575,900	26,584
Oracle Corp.	473,700	22,397

Total		97,391

Materials (3.1%)
DowDuPont, Inc.	356,267	25,373

Total		25,373

Real Estate (2.7%)
Equity Residential	350,095	22,326

Total		22,326

Common Stocks (98.8%)	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (5.9%)
AT&T, Inc.	620,800	24,137
Verizon Communications, Inc.	462,600	24,485

Total		48,622

Utilities (2.2%)
Edison International	276,900	17,511

Total		17,511

Total Common Stocks
(Cost: $575,667)		809,525

Short-Term Investments (1.1%)

Money Market Funds (1.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	9,210,804	9,211

Total		9,211

Total Short-Term Investments
(Cost: $9,211)		9,211

Total Investments (99.9%)
(Cost: $584,878)(a)		818,736

Other Assets, Less
Liabilities (0.1%)		478

Net Assets (100.0%)		819,214

*	Non-Income Producing

#	7-Day yield as of December 31, 2017.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $584,878 and the net unrealized appreciation of investments based on that cost was $233,858 which is comprised of $236,284 aggregate gross unrealized appreciation and $2,426 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$809,525	$-	$-
Short-Term Investments	$9,211	$-	$-
Total Assets:	$818,736	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

30	Domestic Equity Portfolio

Equity Income Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest in common stocks with a focus on larger capitalization stocks with a strong track record of paying dividends, or that are believed to be undervalued.	$844 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Equity Income Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks, with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. The Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the S&P 500® Stock Index. The Portfolio will typically employ a value approach in selecting investments. The Portfolio’s in-house research team seeks to identify companies that appear to be undervalued, as measured by price to earnings ratio, dividend yield and enterprise value to sales, among other metrics and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

Market Overview

U.S. stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. Throughout the year, hopes that President Trump’s proposals for lower tax rates, reduced regulation and increased infrastructure spending benefited the market. In December, the Trump administration signed legislation that reduces tax rates for corporations and closely held businesses, reduces marginal tax rates for individuals at most income levels, and changes the limits for various individual tax deductions. Most major stock indices finished the year near record levels amid expectations that the new tax law would add to economic growth in 2018.

The Russell 1000® Value Index posted a double-digit positive return during the period. As measured by various Russell Indices, large cap shares outperformed mid and small caps. Growth stocks soundly outperformed value across all market capitalizations, most notably among large caps. Within the Russell 1000® Value Index, nearly all sectors posted positive returns. Information Technology led performance, followed by the Materials and Financials sectors. The only detractors were the Telecommunication Services and Energy sectors.

Portfolio Results

The Portfolio returned 16.24% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 13.66%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Equity Income Funds peer group was 15.23% for 2017.

Stock selection in the Industrials and Business Services sector was the largest contributor to relative results for the reporting period, largely due to a position in Boeing. The company continued to benefit from cost reductions and productivity gains, which translated into increased earnings and cash flow. The portfolio managers trimmed the Portfolio’s position but continued to like Boeing because it operates in a duopoly market that is expected to experience steady long-term global airline passenger growth.

The Information Technology sector also bolstered relative returns, driven by stock selection, particularly an investment in Applied Materials. The company produces manufacturing equipment for the semiconductor industry, as well as supplies for flat-panel displays. Both segments benefited from smartphones transitioning to the next generation of memory and display technology, as well as growth in demand from China.

At the other end of the spectrum, stock selection in Utilities detracted from relative performance for the reporting period. Amid extensive wildfires in southern California, shares of both PG&E and Edison International suffered due to concerns that the electric utilities could be found liable for fire damage. PG&E suspended its dividend in light of this potential headwind, which further weighed on the share price. While the portfolio managers continued to like both companies’ exposure to the California market, they sold shares of PG&E due to the uncertainty and are closely monitoring Edison International’s potential legal responsibility.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Equity Income Portfolio	31

Equity Income Portfolio (unaudited)

We expect increased volatility and modest equity returns in the coming months, as investors assess the impact of tax reform on the economy and individual companies. The level of complacency in the market is slightly concerning, and as a result, we believe a more thoughtful approach to balancing cyclical and defensive exposure is warranted. Valuations have remained elevated, making it challenging to identify areas of the market that will outperform over the long term. Given the higher potential for a choppy market environment, we believe a cautious approach that takes advantage of market gyrations is appropriate.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Equity Income Portfolio	16.24%	12.52%	6.81%
Russell 1000® Value Index	13.66%	14.04%	7.10%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average	15.23%	12.62%	6.88%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. The Portfolio may underperform similar funds that invest without an emphasis on dividend-paying stocks. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks.

Currently, interest rates remain at historically low levels on a relative basis, although the U.S. federal funds rate has been subject to modest increases over the course of the last two years. A significant rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
JPMorgan Chase & Co.	3.9%
Wells Fargo & Co.	2.9%
Exxon Mobil Corp.	2.7%
Morgan Stanley	2.2%
Microsoft Corp.	2.1%
Verizon Communications, Inc.	2.1%
Johnson & Johnson	1.9%
Total SA, ADR	1.9%
DowDuPont, Inc.	1.9%
QUALCOMM, Inc.	1.9%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

32	Equity Income Portfolio

Equity Income Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (96.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (7.6%)
Adient PLC	69,745	5,489
Comcast Corp. - Class A	248,190	9,940
Ford Motor Co.	165,100	2,062
Kohl’s Corp.	119,400	6,475
L Brands, Inc.	35,500	2,138
Las Vegas Sands Corp.	115,900	8,054
Macy’s, Inc.	48,200	1,214
Mattel, Inc.	270,200	4,155
News Corp. - Class A	445,200	7,217
Twenty-First Century Fox, Inc. - Class B	428,100	14,607
The Walt Disney Co.	25,600	2,752

Total		64,103

Consumer Staples (7.9%)
Archer-Daniels-Midland Co.	170,300	6,826
Coty, Inc. - Class A	177,297	3,526
CVS Health Corp.	36,642	2,656
Diageo PLC	56,426	2,065
Kellogg Co.	52,200	3,549
Kimberly-Clark Corp.	80,000	9,653
PepsiCo, Inc.	71,100	8,526
Philip Morris International, Inc.	72,400	7,649
Tyson Foods, Inc. - Class A	143,700	11,650
Wal-Mart Stores, Inc.	103,300	10,201

Total		66,301

Energy (9.7%)
Apache Corp.	167,456	7,070
Canadian Natural Resources, Ltd.	21,400	764
Chevron Corp.	79,300	9,928
EQT Corp.	17,690	1,007
Exxon Mobil Corp.	267,600	22,382
Hess Corp.	180,300	8,559
Occidental Petroleum Corp.	137,400	10,121
Total SA, ADR	292,700	16,181
TransCanada Corp.	118,800	5,778

Total		81,790

Financials (26.4%)
American International Group, Inc.	166,400	9,914
Ameriprise Financial, Inc.	45,500	7,711
Bank of America Corp.	52,623	1,553
The Bank of New York Mellon Corp.	130,200	7,013
Brighthouse Financial, Inc.*	106,227	6,229

Common Stocks (96.3%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Chubb, Ltd.	59,875	8,750
Citigroup, Inc.	172,600	12,843
Fifth Third Bancorp	376,600	11,426
Franklin Resources, Inc.	50,700	2,197
JPMorgan Chase & Co.	305,988	32,722
KeyCorp	342,500	6,908
Loews Corp.	241,900	12,102
Marsh & McLennan Cos., Inc.	54,000	4,395
MetLife, Inc.	201,400	10,183
Morgan Stanley	352,000	18,469
Northern Trust Corp.	57,100	5,704
PNC Financial Services Group, Inc.	56,600	8,167
State Street Corp.	149,000	14,544
U.S. Bancorp	223,400	11,970
Wells Fargo & Co.	399,900	24,262
Willis Towers Watson PLC	17,716	2,670
XL Group, Ltd.	99,100	3,484

Total		223,216

Health Care (10.9%)
Anthem, Inc.	68,149	15,334
Becton, Dickinson and Co.	29,700	6,358
Bristol-Myers Squibb Co.	114,000	6,986
Gilead Sciences, Inc.	128,500	9,206
GlaxoSmithKline PLC	281,433	4,978
GlaxoSmithKline PLC, ADR	93,600	3,320
Johnson & Johnson	116,800	16,319
Medtronic PLC	123,035	9,935
Merck & Co., Inc.	145,400	8,182
Pfizer, Inc.	319,726	11,580

Total		92,198

Industrials (8.6%)
The Boeing Co.	45,700	13,477
Delta Air Lines, Inc.	63,400	3,550
Emerson Electric Co.	114,000	7,945
Flowserve Corp.	101,921	4,294
General Electric Co.	236,600	4,129
Illinois Tool Works, Inc.	30,200	5,039
Johnson Controls International PLC	338,059	12,883
Pentair PLC	65,000	4,590
Southwest Airlines Co.	54,300	3,554
Stericycle, Inc.*	28,303	1,924
United Parcel Service, Inc. - Class B	86,300	10,283
United Technologies Corp.	9,200	1,174

Total		72,842

Common Stocks (96.3%)	Shares/ $ Par	Value $ (000’s)

Information Technology (10.0%)
Analog Devices, Inc.	24,800	2,208
Apple, Inc.	8,800	1,489
Applied Materials, Inc.	127,700	6,528
CA, Inc.	45,200	1,504
Cisco Systems, Inc.	320,100	12,260
Harris Corp.	99,773	14,133
Hewlett Packard Enterprise Co.	132,800	1,907
Microsoft Corp.	208,500	17,835
QUALCOMM, Inc.	243,700	15,602
TE Connectivity, Ltd.	39,800	3,783
Texas Instruments, Inc.	51,600	5,389
Western Digital Corp.	27,300	2,171

Total		84,809

Materials (5.5%)
Akzo Nobel NV	53,200	1,550
CF Industries Holdings, Inc.	216,700	9,218
DowDuPont, Inc.	223,204	15,897
International Paper Co.	139,700	8,094
Nucor Corp.	84,000	5,341
Vulcan Materials Co.	47,800	6,136

Total		46,236

Real Estate (2.1%)
Equity Residential	78,200	4,987
Rayonier, Inc.	225,906	7,146
Weyerhaeuser Co.	152,535	5,378

Total		17,511

Telecommunication Services (3.0%)
CenturyLink, Inc.	140,290	2,340
Telefonica SA	444,165	4,325
Verizon Communications, Inc.	327,008	17,308
Vodafone Group PLC	367,781	1,162

Total		25,135

Utilities (4.6%)
Edison International	100,188	6,336
Exelon Corp.	76,962	3,033
NiSource, Inc.	323,400	8,301
PG&E Corp.	104,322	4,677
Sempra Energy	6,856	733
The Southern Co.	283,636	13,640
Westar Energy, Inc.	42,100	2,223

Total		38,943

Total Common Stocks
(Cost: $649,270)		813,084

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio	33

Equity Income Portfolio

Convertible Preferred Stocks (1.6%)	Shares/ $ Par	Value $ (000’s)

Health Care (0.7%)
Becton, Dickinson and Co., 6.125%, 5/1/20	100,450	5,816

Total		5,816

Utilities (0.9%)
DTE Energy Co., 6.500%, 10/1/19	25,217	1,361
NextEra Energy, Inc., 6.123%, 9/1/19	105,113	5,907

Total		7,268

Total Convertible Preferred Stocks
(Cost: $11,427)		13,084

Corporate Bonds (0.5%)	Shares/ $ Par	Value $ (000’s)

Consumer, Cyclical (0.3%)
Mattel, Inc., 6.750%, 12/31/25, 144A	2,540,000	2,574

Total		2,574

Technology (0.2%)
Western Digital Corp., 10.500%, 4/1/24, 144A	1,150,000	1,333

Total		1,333

Total Corporate Bonds
(Cost: $3,671)		3,907

Short-Term Investments (1.3%)	Shares/ $ Par	Value $ (000’s)

Money Market Funds (1.3%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	11,398,487	11,398

Total		11,398

Total Short-Term Investments
(Cost: $11,398)		11,398

Total Investments (99.7%)
(Cost: $675,766)(a)		841,473

Other Assets, Less
Liabilities (0.3%)		2,925

Net Assets (100.0%)		844,398

*	Non-Income Producing

#	7-Day yield as of December 31, 2017.

ADR after the name of a security represents—American Depositary Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the value of these securities (in thousands) was $3,907 representing 0.5% of the net assets.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $677,377 and the net unrealized appreciation of investments based on that cost was $164,096 which is comprised of $186,573 aggregate gross unrealized appreciation and $22,477 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Consumer Staples	$64,236	$2,065	$-
Health Care	87,220	4,978	-
Telecommunication Services	19,648	5,487	-
All Others	629,450	-	-
Convertible Preferred Stocks	13,084	-	-
Corporate Bonds	-	3,907	-
Short-Term Investments	11,398	-	-
Total Assets:	$825,036	$16,437	$-

For the period ended December 31, 2017, there were transfers from Level 1 to Level 2 in the amount of $12,530 (in thousands). These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2017.

The Accompanying Notes are an Integral Part of the Financial Statements.

34	Equity Income Portfolio

Mid Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of mid cap domestic companies selected on the basis of their potential for capital appreciation.	$1.1 billion

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. Wellington was appointed sub-adviser to the Portfolio effective October 27, 2017. Prior to that time, the Portfolio was sub-advised by William Blair Investment Management, LLC (“William Blair”). The Portfolio invests primarily in common stocks of mid cap companies selected on the basis of their potential for capital appreciation. The Portfolio focuses on companies that are determined to be of high quality. The key characteristics of high quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team. The Portfolio seeks to reduce overall risk by diversifying across sectors, industry groups and companies. The Portfolio’s sector exposure relative to its benchmark is driven by an investment process which relies on fundamental company analysis and individual stock selection. The Portfolio invests primarily in U.S. common stocks. The Portfolio may also invest up to 20% of net assets in American Depositary Receipts (ADRs) and other securities of foreign issuers, including non-U.S. dollar denominated securities.

Market Overview

U.S. equities rose for the fourteenth consecutive month, as measured by the S&P 500® Index, to finish the twelve-month period ending December 31, 2017. The stock market soared following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. The reflation trading theme dominated the narrative heading into 2017, leading to significant equity inflows and the largest exodus from bonds since the “taper tantrum” in 2013. Despite many investors voicing concerns about stretched valuations, heightened U.S. tensions with Russia and North Korea, and overly optimistic policy expectations, the market hit a series of record highs during the year on the back of strong employment data and strong corporate earnings.

In a well-telegraphed move, the U.S. Federal Reserve (the “Fed”) hiked the policy interest rates three times during the period. In August, the Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In November, Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

Tax reform was a key area of focus during the period, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump at the end of December. The legislation included the most sweeping changes to the tax code since 1986 and represented a major victory for Republicans.

Returns during the period varied by market cap. Large cap stocks, as measured by the S&P 500® Index outperformed mid and small cap stocks, as measured by the S&P MidCap 400® Index and S&P SmallCap 600® Index.

Portfolio Results

The Portfolio returned 20.29% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the Russell Midcap® Growth Index (the “Index”), returned 25.27%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses.) According to Lipper® Analytical Services Inc., an independent mutual fund ranking agency, the average return in 2017 of the Mid Cap Growth Funds peer group was 25.71%.

As noted above, prior to October 27, 2017, the Portfolio was managed by William Blair. With respect to the period prior to October 27, 2017, the Portfolio’s underperformance relative to the Index was primarily attributable to stock selection in the Consumer Discretionary and Industrials sectors. Significant individual security detractors in the Consumer Discretionary sector included O’Reilly Automotive and Tractor Supply, which both declined in part due to the risk of potential competition from ecommerce. Stock selection in the machinery industry held back results in the Industrials sector. The Portfolio’s decision to not hold NVIDIA, a large benchmark constituent, also hurt relative results during the period.

The following performance attribution comments relate to the period October 27, 2017 through December 31, 2017, during which Wellington acted as the Portfolio’s sub-adviser.

Mid Cap Growth Stock Portfolio	35

Mid Cap Growth Stock Portfolio (unaudited)

The Portfolio’s relative underperformance during the period was due to both sector allocation and stock selection. Sector allocation, a residual of the team’s bottom-up stock selection process, was the primary driver of underperformance, primarily the Portfolio’s underweights within the Consumer Discretionary and Consumer Staples sectors. Negative stock selection for the period was also a factor, driven by weak selection within the Financials, Consumer Discretionary, and Utilities sectors.

Top individual security detractors from relative returns during the period included TESARO, CarMax and First Republic Bank. Top individual security contributors to relative performance during the period included Sage Therapeutics, Neurocrine Biosciences and Bluebird Bio.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

As we enter 2018, we expect strong fundamentals and gradual monetary tightening to support equity markets during the year. Despite a favorable economic environment, investors are worried about valuations and complacency as the Fed moves forward with the removal of unprecedented monetary accommodation. While this sounds like the end of the party, we believe that the Fed will be quite gradual in their withdrawal of support and that the economy is strong enough to withstand a bit less stimulus.

The U.S. economy continues to expand at a steady clip and we think growth in 2018 could be bolstered by an expansionary fiscal stance. Consumer confidence is high as the job market is strong, wage gains are reasonable, and home prices are rising. Business investment is starting to rebound and projected capital expenditures are robust. Against this backdrop, some combination of tax relief and hurricane-recovery spending is likely to add to growth in 2018. Further, deregulation is likely to be a tailwind for investment spending and growth. That said, uncertainties and risks related to Washington politics as well as potential international developments (North Korea, Iran) could possibly increase market volatility, which should be partly mitigated by the Portfolio’s diversification and exposure to market leading companies.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	20.29%	10.72%	5.53%
Russell MidCap® Growth Index	25.27%	15.30%	9.10%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average	25.71%	14.17%	7.84%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

36	Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio (unaudited)

Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Genpact, Ltd.	2.2%
TransUnion	2.2%
VeriSign, Inc.	2.1%
Global Payments, Inc.	2.0%
Markel Corp.	2.0%
Lennox International, Inc.	2.0%
IDEX Corp.	2.0%
NVR, Inc.	1.9%
CDW Corp.	1.7%
Sage Therapeutics, Inc.	1.7%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Growth Stock Portfolio	37

Mid Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (99.8%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (6.6%)
CarMax, Inc.*	207,870	13,331
Choice Hotels International, Inc.	164,727	12,783
Harley-Davidson, Inc.	227,921	11,597
NVR, Inc.*	6,018	21,112
TripAdvisor, Inc.*	105,237	3,626
Under Armour, Inc. - Class C*	315,235	4,199
UniFirst Corp.	35,024	5,775

Total		72,423

Consumer Staples (0.7%)
PriceSmart, Inc.	88,821	7,648

Total		7,648

Energy (2.2%)
Diamondback Energy, Inc.*	50,259	6,345
Newfield Exploration Co.*	179,424	5,657
WPX Energy, Inc.*	852,555	11,996

Total		23,998

Financials (16.1%)
Alleghany Corp.*	16,156	9,630
Credit Acceptance Corp.*	33,781	10,928
Cullen / Frost Bankers, Inc.	55,461	5,249
East West Bancorp, Inc.	82,600	5,025
FactSet Research Systems, Inc.	67,071	12,929
Fairfax Financial Holdings, Ltd.	18,534	9,869
First Citizens BancShares, Inc. - Class A	20,037	8,075
First Republic Bank	142,625	12,357
FNF Group	214,191	8,405
M&T Bank Corp.	109,704	18,758
Markel Corp.*	18,984	21,625
Moody’s Corp.	21,876	3,229
MSCI, Inc.	84,734	10,722
Northern Trust Corp.	120,313	12,018
Prosperity Bancshares, Inc.	88,988	6,235
South State Corp.	71,560	6,237
W.R. Berkley Corp.	108,810	7,796
White Mountains Insurance Group, Ltd.	8,610	7,330

Total		176,417

Health Care (16.5%)
Aerie Pharmaceuticals, Inc.*	159,144	9,509

Common Stocks (99.8%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Agios Pharmaceuticals, Inc.*	53,885	3,081
Alkermes PLC*	265,438	14,527
BeiGene, Ltd., ADR*	57,271	5,597
Bluebird Bio, Inc.*	52,292	9,313
Integra LifeSciences Holdings Corp.*	84,098	4,025
Ionis Pharmaceuticals, Inc.*	290,883	14,631
Ironwood Pharmaceuticals, Inc.*	20,781	312
Mettler-Toledo International, Inc.*	20,348	12,606
Neurocrine Biosciences, Inc.*	170,086	13,197
Sage Therapeutics, Inc.*	114,282	18,823
Spark Therapeutics, Inc.*	76,634	3,941
Steris PLC	138,939	12,153
Teleflex, Inc.	53,615	13,340
Tesaro, Inc.*	118,716	9,838
Ultragenyx Pharmaceutical, Inc.*	172,675	8,009
Varian Medical Systems, Inc.*	103,992	11,559
Veeva Systems, Inc. - Class A*	123,923	6,850
Waters Corp.*	54,212	10,473

Total		181,784

Industrials (21.3%)
Alaska Air Group, Inc.	162,139	11,919
Allison Transmission Holdings, Inc.	248,159	10,688
AMERCO	27,958	10,566
Cintas Corp.	66,011	10,286
The Dun & Bradstreet Corp.	101,357	12,002
Equifax, Inc.	63,775	7,520
Fastenal Co.	158,617	8,675
Genesee & Wyoming, Inc. - Class A*	194,737	15,332
HEICO Corp. - Class A	131,529	10,397
IDEX Corp.	162,117	21,395
JetBlue Airways Corp.*	592,344	13,233
KAR Auction Services, Inc.	160,602	8,112
Lennox International, Inc.	102,827	21,415
The Middleby Corp.*	59,233	7,993
PACCAR, Inc.	119,589	8,500
Robert Half International, Inc.	224,340	12,460

Common Stocks (99.8%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Spirit Airlines, Inc.*	197,834	8,873
TransUnion*	438,394	24,094
Waste Connections, Inc.	154,207	10,939

Total		234,399

Information Technology (31.2%)
Akamai Technologies, Inc.*	266,390	17,326
Black Knight, Inc.*	169,972	7,504
Blackbaud, Inc.	129,246	12,212
Blackhawk Network Holdings, Inc.*	127,851	4,558
Cadence Design Systems, Inc.*	223,319	9,339
CDW Corp.	275,123	19,118
Cimpress NV*	35,418	4,246
CommScope Holding Co., Inc.*	284,269	10,754
CoStar Group, Inc.*	46,415	13,783
Finisar Corp.*	397,609	8,091
Genpact, Ltd.	769,774	24,433
Global Payments, Inc.	218,780	21,931
GrubHub, Inc.*	58,117	4,173
Guidewire Software, Inc.*	147,920	10,985
II-VI, Inc.*	268,743	12,617
Keysight Technologies, Inc.*	268,128	11,154
MKS Instruments, Inc.	129,244	12,214
National Instruments Corp.	409,526	17,049
ServiceNow, Inc.*	90,416	11,789
Silicon Laboratories, Inc.*	122,361	10,804
Teradata Corp.*	357,416	13,746
Total System Services, Inc.	198,728	15,717
Trimble Navigation, Ltd.*	358,357	14,564
VeriSign, Inc.*	196,557	22,494
WEX, Inc.*	118,539	16,741
Zillow Group, Inc. - Class A*	131,733	5,367
Zillow Group, Inc. - Class C*	233,427	9,552

Total		342,261

Materials (3.1%)
Ball Corp.	280,358	10,612
Packaging Corp. of America	141,707	17,083
Silgan Holdings, Inc.	207,701	6,104

Total		33,799

The Accompanying Notes are an Integral Part of the Financial Statements.

38	Mid Cap Growth Stock Portfolio

Mid Cap Growth Stock Portfolio

Common Stocks (99.8%)	Shares/ $ Par	Value $ (000’s)

Real Estate (0.2%)
Equity Commonwealth*	76,611	2,337

Total		2,337

Utilities (1.9%)
Black Hills Corp.	69,321	4,167
NiSource, Inc.	125,525	3,222
UGI Corp.	287,835	13,514

Total		20,903

Total Common Stocks
(Cost: $1,045,980)		1,095,969

Short-Term Investments (0.7%)	Shares/ $ Par	Value $ (000’s)

Money Market Funds (0.7%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209%#	7,364,632	7,365

Total		7,365

Total Short-Term Investments
(Cost: $7,365)		7,365

	Shares/ $ Par	Value $ (000’s)

Total Investments (100.5%)
(Cost: $1,053,345)(a)		1,103,334

Other Assets, Less
Liabilities (-0.5%)		(5,901)

Net Assets (100.0%)		1,097,433

Non-Income Producing

#	7-Day yield as of December 31, 2017

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,055,356 and the net unrealized appreciation of investments based on that cost was $47,978 which is comprised of $68,519 aggregate gross unrealized appreciation and $20,541 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,095,969	$-	$-
Short-Term Investments	7,365	-	-
Total Assets:	$1,103,334	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio	39

Index 400 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P MidCap 400® Index.	Invest in stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$ 897 Million

Portfolio Overview

Mason Street Advisors is the investment adviser for the Index 400 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P MidCap 400® Index, which is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the stocks of the very large companies that account for most of the weighting in the S&P 500® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

Market Overview

U.S. equities delivered another year of strong performance. The sharp gains in business and consumer confidence following the U.S. election and improving global economic growth were among the catalysts for equities, as investors anticipated market-friendly policies from the new administration. That confidence was generally well placed—corporate earnings finally improved after three flat years and Congress passed one of the largest tax cuts in U.S. history. The improving economy favored equities over bonds; although, fixed income sectors still posted positive returns.

The U.S. economy expanded at a pace of approximately 3% during the second half of the year. The strong growth prompted the U.S. Federal Reserve (the “Fed”) to raise rates and begin reducing its $4 trillion balance sheet. In that environment, large cap stocks, as represented by the S&P 500® Index, posted a return of 21.83%, outperforming the S&P SmallCap 600® and the S&P MidCap 400® Indices, which returned 13.23% and 16.24%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index returned 3.54%, while the Bloomberg Barclays® U.S. Corporate High Yield Index advanced 7.50%.

Portfolio Results

The Index 400 Stock Portfolio delivered a total return of 15.96% for the twelve months ended December 31, 2017, trailing the S&P MidCap 400® Index (the “Index”), which returned 16.24%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. The Portfolio outperformed the 14.84% average return for its peer group, Mid Cap Core Funds, according to Lipper® Analytical Services, Inc. However, the Mid Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

Nine of the Index’s eleven sectors delivered positive returns for the year. The largest contributor to the Index’s return was the Information Technology sector, which delivered outstanding revenue and earnings growth throughout the year. Within the sector, the semiconductors and semiconductor equipment industry experienced strong sales and high profitability. The Industrials sector had strong returns, as mid cap machinery stocks benefited from increases in industrial production and capital expenditure. Steady economic growth, low inflation, and declining unemployment led to an increase in consumer spending, which helped performance in the Consumer Discretionary sector. The Financials sector was another solid contributor, as mid cap insurance companies benefited from several interest rate increases by the Fed. Ongoing demographic trends and tax reform helped the Health Care sector post gains despite continued uncertainty surrounding governmental reform efforts and regulatory changes. The Materials sector posted solid returns, buoyed by continued economic growth and output, as well as anticipation of future governmental infrastructure spending.

At the other end of the spectrum, the Energy sector suffered losses, as worries over the impact of supply growth on oil prices weighed on oil and gas exploration companies. The Telecommunication Services sector also struggled as intense competition kept prices low, and new entrants to the market put pressure on legacy carriers.

40	Index 400 Stock Portfolio

Index 400 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Index 400 Stock Portfolio	15.96%	14.70%	9.71%
S&P MidCap 400® Index	16.24%	15.01%	9.97%
Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average	14.84%	13.66%	8.28%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in derivative instruments such as futures and, to a lesser extent, swap agreements to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Take-Two Interactive Software, Inc.	0.7%
SVB Financial Group	0.7%
NVR, Inc.	0.7%
MSCI, Inc.	0.6%
Teleflex, Inc.	0.6%
Huntington Ingalls Industries, Inc.	0.6%
Cognex Corp.	0.6%
Broadridge Financial Solutions, Inc.	0.6%
Trimble Navigation, Ltd.	0.6%
Steel Dynamics, Inc.	0.6%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Index 400 Stock Portfolio	41

Index 400 Stock Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (98.1%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (11.9%)
Aaron’s, Inc.	30,679	1,223
Adtalem Global Education, Inc.*	29,888	1,257
AMC Networks, Inc. - Class A*	24,820	1,342
American Eagle Outfitters, Inc.	82,865	1,558
AutoNation, Inc.*	29,219	1,500
Bed Bath & Beyond, Inc.	70,571	1,552
Big Lots, Inc.	20,915	1,174
Brinker International, Inc.	22,805	886
Brunswick Corp.	43,202	2,386
Buffalo Wild Wings, Inc.*	7,642	1,195
Cable One, Inc.	2,311	1,625
CalAtlantic Group, Inc.	37,507	2,115
Carter’s, Inc.	23,314	2,739
The Cheesecake Factory, Inc.	20,978	1,011
Churchill Downs, Inc.	6,384	1,486
Cinemark Holdings, Inc.	52,216	1,818
Cooper Tire & Rubber Co.	25,261	893
Cracker Barrel Old Country Store, Inc.	11,822	1,878
Dana, Inc.	71,373	2,285
Deckers Outdoor Corp.*	15,746	1,264
Delphi Technologies PLC*	43,822	2,299
Dick’s Sporting Goods, Inc.	40,741	1,171
Dillard’s, Inc. - Class A	10,351	622
Domino’s Pizza, Inc.	21,546	4,071
Dunkin’ Brands Group, Inc.	44,499	2,869
GameStop Corp. - Class A	49,911	896
Gentex Corp.	139,869	2,930
Graham Holdings Co.	2,280	1,273
Helen of Troy, Ltd.*	13,434	1,294
ILG, Inc.	51,947	1,479
International Speedway Corp. - Class A	12,049	480
Jack in the Box, Inc.	14,496	1,422
John Wiley & Sons, Inc. - Class A	21,957	1,444
KB Home	41,470	1,325
Live Nation Entertainment, Inc.*	66,012	2,810
Meredith Corp.	19,488	1,287
The Michaels Cos., Inc.*	54,391	1,316
Murphy USA, Inc.*	15,943	1,281
The New York Times Co. - Class A	62,020	1,147
NVR, Inc.*	1,714	6,013
Office Depot, Inc.	253,513	897
Papa John’s International, Inc.	12,603	707

Common Stocks (98.1%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Polaris Industries, Inc.	28,656	3,553
Pool Corp.	19,789	2,566
Sally Beauty Holdings, Inc.*	63,275	1,187
Service Corp. International	92,360	3,447
Six Flags Entertainment Corp.	38,389	2,555
Skechers U.S.A., Inc. - Class A*	65,981	2,497
Sotheby’s*	18,365	948
TEGNA, Inc.	105,980	1,492
Tempur Sealy International, Inc.*	22,689	1,422
Texas Roadhouse, Inc.	32,229	1,698
Thor Industries, Inc.	24,143	3,639
Toll Brothers, Inc.	72,509	3,482
TRI Pointe Homes, Inc.*	74,113	1,328
Tupperware Brands Corp.	25,070	1,572
Urban Outfitters, Inc.*	39,464	1,384
The Wendy’s Co.	89,492	1,469
Williams-Sonoma, Inc.	38,290	1,980

Total		106,439

Consumer Staples (3.7%)
Avon Products, Inc.*	216,773	466
The Boston Beer Co., Inc. - Class A*	4,268	816
Casey’s General Stores, Inc.	18,839	2,109
Dean Foods Co.	44,868	519
Edgewell Personal Care Co.*	27,598	1,639
Energizer Holdings, Inc.	29,924	1,436
Flowers Foods, Inc.	90,876	1,755
The Hain Celestial Group, Inc.*	51,135	2,167
Ingredion, Inc.	35,405	4,950
Lamb Weston Holdings, Inc.	72,014	4,065
Lancaster Colony Corp.	9,599	1,240
Nu Skin Enterprises, Inc.	24,383	1,664
Post Holdings, Inc.*	32,575	2,581
Sanderson Farms, Inc.	9,860	1,368
Snyder’s-Lance, Inc.	42,251	2,116
Sprouts Farmers Market, Inc.*	60,971	1,485
Tootsie Roll Industries, Inc.	9,372	341
TreeHouse Foods, Inc.*	28,188	1,394
United Natural Foods, Inc.*	25,035	1,233

Total		33,344

Energy (4.2%)
Callon Petroleum Co.*	99,438	1,208

Common Stocks (98.1%)	Shares/ $ Par	Value $ (000’s)

Energy continued
CNX Resources Corp.*	102,028	1,493
Core Laboratories N.V.	21,732	2,381
Diamond Offshore Drilling, Inc.*	31,775	591
Dril-Quip, Inc.*	18,653	890
Energen Corp.*	47,886	2,757
Ensco PLC - Class A	214,812	1,269
Gulfport Energy Corp.*	81,179	1,036
HollyFrontier Corp.	87,340	4,473
Matador Resources Co.*	47,551	1,480
Murphy Oil Corp.	79,920	2,481
Nabors Industries, Ltd.	156,468	1,069
Oceaneering International, Inc.	48,414	1,023
Patterson-UTI Energy, Inc.	109,591	2,522
PBF Energy, Inc.	54,212	1,922
QEP Resources, Inc.*	118,700	1,136
Rowan Cos., PLC - Class A*	55,975	877
SM Energy Co.	50,594	1,117
Southwestern Energy Co.*	252,456	1,409
Superior Energy Services, Inc.*	75,419	726
Transocean, Ltd.*	192,722	2,058
World Fuel Services Corp.	33,314	937
WPX Energy, Inc.*	196,009	2,758

Total		37,613

Financials (17.0%)
Alleghany Corp.*	7,606	4,534
American Financial Group, Inc.	33,860	3,675
Aspen Insurance Holdings, Ltd.	29,268	1,188
Associated Banc-Corp.	74,474	1,892
BancorpSouth Bank	41,387	1,302
Bank of Hawaii Corp.	20,928	1,794
Bank of the Ozarks	59,825	2,899
Brown & Brown, Inc.	57,004	2,933
Cathay General Bancorp	37,428	1,578
Chemical Financial Corp.	35,063	1,875
CNO Financial Group, Inc.	82,651	2,041
Commerce Bancshares, Inc.	46,266	2,584
Cullen/Frost Bankers, Inc.	28,318	2,680
East West Bancorp, Inc.	71,212	4,332
Eaton Vance Corp.	58,173	3,280
F.N.B. Corp.	159,244	2,201
FactSet Research Systems, Inc.	19,268	3,714
Federated Investors, Inc. - Class B	46,725	1,686

The Accompanying Notes are an Integral Part of the Financial Statements.

42	Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (98.1%)	Shares/ $ Par	Value $ (000’s)

Financials continued
First American Financial Corp.	54,549	3,057
First Horizon National Corp.	159,914	3,197
Fulton Financial Corp.	86,277	1,544
Genworth Financial, Inc. - Class A*	245,910	765
Hancock Holding Co.	41,966	2,077
Hanover Insurance Group, Inc.	20,881	2,257
Home BancShares, Inc.	77,881	1,811
Interactive Brokers Group, Inc. - Class A	34,920	2,068
International Bancshares Corp.	26,693	1,060
Janus Henderson Group PLC	88,864	3,400
Kemper Corp.	24,081	1,659
Legg Mason, Inc.	42,124	1,768
MarketAxess Holdings, Inc.	18,517	3,736
MB Financial, Inc.	41,302	1,839
Mercury General Corp.	17,992	962
MSCI, Inc.	44,369	5,614
New York Community Bancorp, Inc.	240,941	3,137
Old Republic International Corp.	120,871	2,584
PacWest Bancorp	63,522	3,202
Pinnacle Financial Partners, Inc.	36,341	2,409
Primerica, Inc.	21,800	2,214
Prosperity Bancshares, Inc.	34,235	2,399
Reinsurance Group of America, Inc.	31,730	4,948
RenaissanceRe Holdings, Ltd.	19,721	2,477
SEI Investments Co.	64,393	4,627
Signature Bank*	26,448	3,630
SLM Corp.*	212,778	2,404
Sterling Bancorp	110,706	2,723
Stifel Financial Corp.	33,731	2,009
SVB Financial Group*	25,984	6,074
Synovus Financial Corp.	58,907	2,824
TCF Financial Corp.	84,705	1,736
Texas Capital Bancshares, Inc.*	24,450	2,174
Trustmark Corp.	33,374	1,063
UMB Financial Corp.	21,620	1,555
Umpqua Holdings Corp.	108,490	2,257
United Bankshares, Inc.	51,726	1,797
Valley National Bancorp	130,161	1,460
W.R. Berkley Corp.	47,403	3,396
Washington Federal, Inc.	42,957	1,471
Webster Financial Corp.	45,362	2,548
Wintrust Financial Corp.	27,551	2,269

Total		152,389

Common Stocks (98.1%)	Shares/ $ Par	Value $ (000’s)

Health Care (7.4%)
ABIOMED, Inc.*	20,695	3,878
Acadia Healthcare Co., Inc.*	40,241	1,313
Akorn, Inc.*	46,214	1,490
Allscripts Healthcare Solutions, Inc.*	89,015	1,295
Bio-Rad Laboratories, Inc. - Class A*	9,959	2,377
Bio-Techne Corp.	18,456	2,391
Bioverativ, Inc.*	53,287	2,873
Catalent, Inc.*	65,456	2,689
Charles River Laboratories International, Inc.*	23,334	2,554
Encompass Health Corp.	48,643	2,403
Endo International PLC*	99,007	767
Globus Medical, Inc. - Class A*	35,713	1,468
Halyard Health, Inc.*	23,053	1,065
Hill-Rom Holdings, Inc.	32,428	2,733
INC Research Holdings, Inc. - Class A*	27,760	1,210
LifePoint Health, Inc.*	19,419	967
LivaNova PLC*	21,362	1,707
Mallinckrodt PLC*	46,806	1,056
Masimo Corp.*	23,420	1,986
Medidata Solutions, Inc.*	28,802	1,825
MEDNAX, Inc.*	46,141	2,466
Molina Healthcare, Inc.*	21,659	1,661
NuVasive, Inc.*	25,110	1,469
Owens & Minor, Inc.	30,176	570
Prestige Brands Holdings, Inc.*	26,131	1,161
Steris PLC	41,902	3,665
Teleflex, Inc.	22,194	5,522
Tenet Heathcare Corp.*	39,783	603
United Therapeutics Corp.*	21,289	3,150
WellCare Health Plans, Inc.*	21,935	4,411
West Pharmaceutical Services, Inc.	36,582	3,610

Total		66,335

Industrials (15.5%)
AECOM*	77,656	2,885
AGCO Corp.	32,488	2,321
Avis Budget Group, Inc.*	35,300	1,549
The Brink’s Co.	24,870	1,957
Carlisle Cos., Inc.	30,541	3,471
Clean Harbors, Inc.*	25,525	1,383
Copart, Inc.*	99,077	4,279
Crane Co.	24,854	2,217
Curtiss-Wright Corp.	21,741	2,649
Deluxe Corp.	23,708	1,822
Donaldson Co., Inc.	64,000	3,133
The Dun & Bradstreet Corp.	18,207	2,156

Common Stocks (98.1%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Dycom Industries, Inc.*	15,243	1,699
EMCOR Group, Inc.	28,976	2,369
EnerSys	20,754	1,445
Esterline Technologies Corp.*	12,999	971
GATX Corp.	18,869	1,173
Genesee & Wyoming, Inc. - Class A*	30,384	2,392
Graco, Inc.	82,959	3,751
Granite Construction, Inc.	19,633	1,245
Herman Miller, Inc.	29,451	1,180
HNI Corp.	21,395	825
Hubbell, Inc.	26,950	3,647
Huntington Ingalls Industries, Inc.	22,371	5,273
IDEX Corp.	37,641	4,968
ITT, Inc.	43,355	2,314
JetBlue Airways Corp.*	157,972	3,529
KBR, Inc.	69,013	1,369
Kennametal, Inc.	39,930	1,933
Kirby Corp.*	26,470	1,768
KLX, Inc.*	25,335	1,729
Knight-Swift Transportation Holdings, Inc.	63,117	2,759
Landstar System, Inc.	20,655	2,150
Lennox International, Inc.	18,523	3,858
Lincoln Electric Holdings, Inc.	30,452	2,789
Manpowergroup, Inc.	32,649	4,117
MSA Safety, Inc.	16,676	1,293
MSC Industrial Direct Co., Inc. - Class A	21,944	2,121
Nordson Corp.	25,012	3,662
NOW, Inc.*	53,044	585
Old Dominion Freight Line, Inc.	33,685	4,431
Orbital ATK, Inc.	28,420	3,737
Oshkosh Corp.	37,034	3,366
Pitney Bowes, Inc.	91,995	1,029
Regal Beloit Corp.	21,827	1,672
Rollins, Inc.	47,251	2,199
Ryder System, Inc.	26,086	2,196
Teledyne Technologies, Inc.*	17,458	3,163
Terex Corp.	39,362	1,898
The Timken Co.	33,651	1,654
The Toro Co.	53,094	3,463
Trinity Industries, Inc.	74,779	2,801
Valmont Industries, Inc.	11,138	1,847
Wabtec Corp.	42,093	3,428
Watsco, Inc.	15,033	2,556
Werner Enterprises, Inc.	22,096	854
Woodward, Inc.	27,153	2,078

Total		139,108

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	43

Index 400 Stock Portfolio

Common Stocks (98.1%)	Shares/ $ Par	Value $ (000’s)

Information Technology (17.1%)
3D Systems Corp.*	56,096	485
ACI Worldwide, Inc.*	58,420	1,324
Acxiom Corp.*	39,027	1,076
ARRIS International PLC*	86,963	2,234
Arrow Electronics, Inc.*	43,341	3,485
Avnet, Inc.	59,577	2,360
Belden, Inc.	20,778	1,603
Blackbaud, Inc.	23,692	2,239
Broadridge Financial Solutions, Inc.	57,421	5,201
Cars.com, Inc.*	35,261	1,017
CDK Global, Inc.	64,710	4,613
Ciena Corp.*	70,298	1,471
Cirrus Logic, Inc.*	31,366	1,627
Cognex Corp.	85,317	5,218
Coherent, Inc.*	12,135	3,425
CommVault Systems, Inc.*	21,161	1,111
Convergys Corp.	45,528	1,070
CoreLogic, Inc.*	40,583	1,875
Cree, Inc.*	48,348	1,796
Cypress Semiconductor Corp.	164,386	2,505
Diebold, Inc.	37,213	608
DST Systems, Inc.	29,668	1,841
Fair Isaac Corp.	14,775	2,264
First Solar, Inc.*	40,132	2,710
Fortinet, Inc.*	73,680	3,219
Integrated Device Technology, Inc.*	65,443	1,946
InterDigital, Inc.	17,101	1,302
IPG Photonics Corp.*	18,490	3,959
j2 Global, Inc.	23,850	1,789
Jabil Circuit, Inc.	87,026	2,284
Jack Henry & Associates, Inc.	38,051	4,450
Keysight Technologies, Inc.*	91,325	3,799
Knowles Corp.*	44,051	646
Leidos Holdings, Inc.	70,060	4,524
Littelfuse, Inc.	11,190	2,214
LogMeIn, Inc.	25,955	2,972
Manhattan Associates, Inc.*	33,958	1,682
MAXIMUS, Inc.	32,091	2,297
Microsemi Corp.*	57,935	2,992
MKS Instruments, Inc.	26,749	2,528
Monolithic Power Systems	18,818	2,114
National Instruments Corp.	52,819	2,199
NCR Corp.*	60,007	2,040
NetScout Systems, Inc.*	42,931	1,307
Plantronics, Inc.	16,291	821
PTC, Inc.*	56,956	3,461
Sabre Corp.	102,755	2,106
Science Applications International Corp.	21,303	1,631

Common Stocks (98.1%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Silicon Laboratories, Inc.*	20,970	1,852
Synaptics, Inc.*	16,766	670
SYNNEX Corp.	14,373	1,954
Take-Two Interactive Software, Inc.*	56,190	6,169
Tech Data Corp.*	17,103	1,676
Teradata Corp.*	59,613	2,293
Teradyne, Inc.	96,641	4,046
Trimble Navigation, Ltd.*	124,034	5,041
Tyler Technologies, Inc.*	17,213	3,048
The Ultimate Software Group, Inc.*	13,983	3,051
VeriFone Systems, Inc.*	55,278	979
Versum Materials, Inc.	53,600	2,029
ViaSat, Inc.*	26,683	1,997
Vishay Intertechnology, Inc.	64,971	1,348
WEX, Inc.*	19,661	2,777
Zebra Technologies Corp. - Class A*	26,204	2,720

Total		153,090

Materials (7.0%)
Allegheny Technologies, Inc.*	62,009	1,497
AptarGroup, Inc.	30,690	2,648
Ashland Global Holdings, Inc.	30,616	2,180
Bemis Co., Inc.	44,737	2,138
Cabot Corp.	30,521	1,880
Carpenter Technology Corp.	23,065	1,176
The Chemours Co.	91,224	4,567
Commercial Metals Co.	57,070	1,217
Compass Minerals International, Inc.	16,666	1,204
Domtar Corp.	30,887	1,529
Eagle Materials, Inc.	23,956	2,714
Grief, Inc. - Class A	12,728	771
Louisiana-Pacific Corp.*	71,374	1,874
Minerals Technologies, Inc.	17,424	1,200
NewMarket Corp.	4,555	1,810
Olin Corp.	81,910	2,914
Owens-Illinois, Inc.*	80,300	1,780
PolyOne Corp.	39,809	1,732
Reliance Steel & Aluminum Co.	35,923	3,082
Royal Gold, Inc.	32,247	2,648
RPM International, Inc.	65,789	3,449
The Scotts Miracle-Gro Co. - Class A	20,144	2,155
Sensient Technologies Corp.	21,419	1,567
Silgan Holdings, Inc.	36,433	1,071
Sonoco Products Co.	48,969	2,602
Steel Dynamics, Inc.	116,738	5,035
United States Steel Corp.	86,049	3,028

Common Stocks (98.1%)	Shares/ $ Par	Value $ (000’s)

Materials continued
Valvoline, Inc.	99,827	2,502
Worthington Industries, Inc.	22,027	970

Total		62,940

Real Estate (9.0%)
Alexander & Baldwin, Inc.	22,774	632
American Campus Communities, Inc.	67,213	2,758
Camden Property Trust	45,653	4,203
CoreCivic, Inc.	58,235	1,310
CoreSite Realty Corp.	16,845	1,919
Corporate Office Properties Trust	49,074	1,433
Cousins Properties, Inc.	206,917	1,914
CyrusOne, Inc.	44,976	2,677
DCT Industrial Trust, Inc.	45,884	2,697
Douglas Emmett, Inc.	78,508	3,224
Education Realty Trust, Inc.	37,321	1,303
EPR Properties	31,573	2,067
First Industrial Realty Trust, Inc.	59,044	1,858
The GEO Group, Inc.	61,106	1,442
Healthcare Realty Trust, Inc.	61,529	1,976
Highwoods Properties, Inc.	50,867	2,590
Hospitality Properties Trust	80,969	2,417
JBG SMITH Properties	46,005	1,598
Jones Lang LaSalle, Inc.	22,350	3,329
Kilroy Realty Corp.	48,470	3,618
Lamar Advertising Co. - Class A	41,390	3,073
LaSalle Hotel Properties	55,779	1,566
Liberty Property Trust	72,628	3,124
Life Storage, Inc.	22,927	2,042
Mack-Cali Realty Corp.	44,264	954
Medical Properties Trust, Inc.	179,408	2,472
National Retail Properties, Inc.	74,911	3,231
OMEGA Healthcare Investors, Inc.	97,584	2,687
Potlatch Corp.	20,007	998
Quality Care Properties, Inc.*	46,217	638
Rayonier, Inc.	63,520	2,009
Sabra Health Care REIT, Inc.	87,809	1,648
Senior Housing Properties Trust	117,073	2,242
Tanger Factory Outlet Centers, Inc.	46,571	1,235
Taubman Centers, Inc.	29,911	1,957
Uniti Group, Inc.	81,251	1,445
Urban Edge Properties	52,148	1,329

The Accompanying Notes are an Integral Part of the Financial Statements.

44	Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (98.1%)	Shares/ $ Par	Value $ (000’s)

Real Estate continued
Washington Prime Group, Inc.	91,520	652
Weingarten Realty Investors	58,839	1,934

Total		80,201

Telecommunication Services (0.1%)
Telephone and Data Systems, Inc.	45,196	1,256

Total		1,256

Utilities (5.2%)
Aqua America, Inc.	87,543	3,434
Atmos Energy Corp.	54,597	4,689
Black Hills Corp.	26,350	1,584
Great Plains Energy, Inc.	106,247	3,426
Hawaiian Electric Industries, Inc.	53,595	1,938
IDACORP, Inc.	24,826	2,268
MDU Resources Group, Inc.	96,220	2,586
National Fuel Gas Co.	42,163	2,315
New Jersey Resources Corp.	42,796	1,720
NorthWestern Corp.	23,941	1,429
OGE Energy Corp.	98,388	3,238
ONE Gas, Inc.	25,751	1,887
PNM Resources, Inc.	39,243	1,587

Common Stocks (98.1%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
Southwest Gas Holdings, Inc.	23,516	1,893
UGI Corp.	85,306	4,005
Vectren Corp.	40,892	2,659
Westar Energy, Inc.	69,981	3,695
WGL Holdings, Inc.	25,300	2,172

Total		46,525

Total Common Stocks
(Cost: $618,130)		879,240

Short-Term Investments (1.9%)

Commercial Paper (1.1%)
Apple, Inc., 0.000%, 2/6/18 144A	1,500,000	1,498
Bank of America Corp., 1.400%, 1/8/18	1,500,000	1,500
General Mills, Inc., 0.000%, 1/4/18 144A	1,500,000	1,500
Microsoft Corp., 0.000%, 1/24/18 144A	500,000	499
Mondelez International, Inc., 0.000%, 1/10/18 144A	1,500,000	1,499
Pfizer, Inc., 0.0000%, 3/1/18 144A	1,500,000	1,496
Roche Holdings, Inc., 0.000%, 1/12/18 144A	1,500,000	1,499

Short-Term Investments (1.9%)	Shares/ $ Par	Value $ (000’s)

Commercial Paper continued
Societe Generale SA, 0.000%, 3/5/18 144A	500,000	499

Total		9,990

Money Market Funds (0.4%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209%, #	3,317,384	3,317

Total		3,317

US Government & Agencies (0.4%)
Federal Home Loan Bank, 0.000%, 1/23/18	1,500,000	1,499
Federal Home Loan Bank, 0.000%, 3/15/18(b)	1,500,000	1,496
Federal Home Loan Bank, 0.000%, 2/22/18	1,200,000	1,197

Total		4,192

Total Short-Term Investments
(Cost: $17,501)		17,499

Total Investments (100.0%)
(Cost: $635,631)(a)		896,739

Other Assets, Less
Liabilities (0.0%)		(180)

Net Assets (100.0%)		896,559

*	Non-Income Producing

#	7-day yield as of December 31, 2017.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the value of these securities (in thousands) was $8,490 representing 0.9% of the net assets.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $636,059 and the net unrealized appreciation of investments based on that cost was $260,802 which is comprised of $297,560 aggregate gross unrealized appreciation and $36,758 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 400 Mini Index Futures	Long	USD	$9	89	3/18	$16,931	$122

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio	45

Index 400 Stock Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$879,240	$-	$-
Short-Term Investments
Money Market Funds	3,317	-	-
All Others	-	14,182	-
Other Financial Instruments^
Futures	122	-	-
Total Assets:	$882,679	$14,182	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

46	Index 400 Stock Portfolio

Mid Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current income is a secondary objective.	Invest primarily in equity securities of mid-sized companies that are determined to be undervalued.	$565 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined to be undervalued at the time of purchase. In selecting securities, the Portfolio attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than a level believed to more accurately reflect the fair value of the company.

Market Overview

Upbeat earnings reports, improving growth prospects and prospects for tax reform drove most U.S. equity indices higher during 2017. Mid cap stocks, as measured by the Russell® Indices, outperformed small caps but underperformed large caps. The outperformance of growth versus value was also pronounced in 2017. This created headwinds for the Portfolio’s approach to value investing, as quality and value factors are key determinants of the Portfolio’s performance over time.

Robust earnings growth and a positive cycle for semiconductor stocks helped fuel gains in the Information Technology sector of the Russell Midcap® Value Index. Materials was another leading sector, boosted by optimism over the economic outlook. On the other hand, Telecommunication Services and Energy stocks declined.

Portfolio Results

The Portfolio returned 11.81% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the Russell Midcap® Value Index (the “Index”), returned 13.34%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Mid Cap Value Funds peer group was 12.52% for 2017.

Underperformance relative to the Index was driven in part by a Portfolio overweight and stock selection in the Energy sector, where Anadarko Petroleum was a top detractor. The stock declined in the first half of the year, when weaker oil prices and a rising service cost environment led to concerns about lower margins/returns on capital. The Portfolio held onto the position given the diversification in Anadarko Petroleum’s production profile, and the stock recovered some ground in the fourth quarter as oil prices improved.

The Consumer Discretionary sector also weighed on relative performance, due largely to an overweight position in automotive and accessories retailer Advance Auto Parts. The retailer’s stock declined due to weaker-than-expected earnings growth and concerns that Amazon could take market share away from its brick-and-mortar stores. Despite these headwinds, the portfolio managers believed margins would improve and that the investment thesis remained intact.

The Portfolio remained underweight in Real Estate due to high valuations throughout the sector. This underweight aided relative performance as the sector underperformed the broader market. Security selection also benefited the Real Estate sector. American Tower, an owner and operator of wireless communications towers, performed particularly well.

Portfolio stocks in the Information Technology sector also outperformed. Stocks in the semiconductors and semiconductor industry, including those of Applied Materials, Lam Research and Teradyne, turned in particularly strong performance due to continued robust demand trends.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We continue to build the Portfolio bottom-up through our fundamental research, seeking higher quality, midsize companies temporarily selling at a discount to fair value. We also continue to favor value opportunities in the Consumer Staples sector. When Amazon announced its plan to acquire Whole Foods Market in the second quarter, many food companies fell on fears of increased competition. This decline continued into the third quarter, providing us with the opportunity to add to select names as their valuations became more attractive.

Mid Cap Value Portfolio	47

Mid Cap Value Portfolio (unaudited)

Energy also remains an overweight in the Portfolio, as valuations remain attractive. Earlier this year, the decline in Energy stocks provided us with the opportunity to add to some of the Portfolio’s stocks in the sector that offer compelling risk/reward profiles. The Portfolio has a sizable underweight in Real Estate because the sector has generally been overvalued for some time. We have identified some Real Estate stocks with attractive valuations, however, including Weyerhaeuser, a timber REIT, and American Tower, a REIT that owns and operates wireless communications towers.

Additionally, the Portfolio is underweight in the Consumer Discretionary sector because it is difficult to find higher quality companies with sustainable business models in the sector.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Mid Cap Value Portfolio	11.81%	15.62%	8.67%
Russell MidCap® Value Index	13.34%	14.68%	9.10%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average	12.52%	13.14%	7.37%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks. The value of securities acquired in an IPO may rise or fall more rapidly than investments in more established issuers.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Johnson Controls International PLC	2.6%
Northern Trust Corp.	2.6%
Zimmer Biomet Holdings, Inc.	2.5%
Weyerhaeuser Co.	2.2%
iShares Russell Midcap Value Index Fund	2.0%
Invesco, Ltd.	1.8%
Conagra Brands, Inc.	1.8%
WestRock Co.	1.8%
BB&T Corp.	1.7%
Exxon Mobil Corp.	1.7%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

48	Mid Cap Value Portfolio

Mid Cap Value Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (3.9%)
Advance Auto Parts, Inc.	62,694	6,250
Aptiv PLC	16,712	1,418
Honda Motor Co., Ltd., ADR	168,094	5,729
PulteGroup, Inc.	127,560	4,241
Target Corp.	69,142	4,511

Total		22,149

Consumer Staples (9.5%)
Conagra Brands, Inc.	275,565	10,380
Dr. Pepper Snapple Group, Inc.	54,431	5,283
General Mills, Inc.	149,761	8,879
The J.M. Smucker Co.	39,905	4,958
Kellogg Co.	109,115	7,418
Mondelez International, Inc.	211,584	9,056
Sysco Corp.	130,821	7,945

Total		53,919

Energy (13.8%)
Anadarko Petroleum Corp.	109,172	5,856
Baker Hughes	233,334	7,383
Cimarex Energy Co.	26,326	3,212
Devon Energy Corp.	129,392	5,357
EQT Corp.	132,225	7,526
Exxon Mobil Corp.	305,003	9,519
Halliburton Co.	74,159	3,624
Helmerich & Payne, Inc.	63,835	4,126
Marathon Petroleum Corp.	72,274	4,769
National Oilwell Varco, Inc.	209,822	7,558
Noble Energy, Inc.	264,045	7,694
Occidental Petroleum Corp.	110,173	8,115
Spectra Energy Partners LP	79,320	3,136

Total		77,875

Financials (20.6%)
AFLAC, Inc.	39,266	3,447
Ameriprise Financial, Inc.	46,684	7,912
Arthur J. Gallagher & Co.	59,005	3,734
Bank of Hawaii Corp.	50,461	4,325
BB&T Corp.	196,103	9,750
Brown & Brown, Inc.	52,423	2,698
Capitol Federal Financial, Inc.	337,164	4,521
Chubb, Ltd.	59,087	8,634
Comerica, Inc.	18,241	1,583
Commerce Bancshares, Inc.	91,898	5,132

Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Invesco, Ltd.	284,829	10,408
M&T Bank Corp.	42,800	7,318
Northern Trust Corp.	146,705	14,654
PNC Financial Services Group, Inc.	27,736	4,002
ProAssurance Corp.	42,336	2,420
Reinsurance Group of America, Inc.	27,060	4,219
SunTrust Banks, Inc.	74,816	4,832
T. Rowe Price Group, Inc.	28,533	2,994
Torchmark Corp.	21,947	1,991
The Travelers Cos., Inc.	11,617	1,576
UMB Financial Corp.	26,494	1,905
Unum Group	42,021	2,307
Westamerica Bancorporation	95,621	5,694

Total		116,056

Health Care (10.1%)
Cardinal Health, Inc.	120,166	7,363
Express Scripts Holding Co.*	72,979	5,447
HCA Healthcare, Inc.*	69,798	6,131
Henry Schein, Inc.*	40,225	2,811
Koninklijke Philips NV	26,391	998
LifePoint Health, Inc.*	130,138	6,481
McKesson Corp.	31,842	4,966
Quest Diagnostics, Inc.	48,180	4,745
Steris PLC	49,765	4,353
Zimmer Biomet Holdings, Inc.	116,022	14,000

Total		57,295

Industrials (13.5%)
Cummins, Inc.	23,616	4,172
Eaton Corp. PLC	69,284	5,474
Emerson Electric Co.	116,334	8,107
Heartland Express, Inc.	244,171	5,699
Hubbell, Inc.	65,614	8,880
Ingersoll-Rand PLC	59,508	5,308
Johnson Controls International PLC	384,818	14,666
MSC Industrial Direct Co., Inc. - Class A	63,401	6,128
Norfolk Southern Corp.	21,471	3,111
PACCAR, Inc.	35,739	2,540
Parker Hannifin Corp.	8,161	1,629
Republic Services, Inc.	62,548	4,229
Textron, Inc.	113,962	6,449

Total		76,392

Common Stocks (95.9%)	Shares/ $ Par	Value $ (000’s)

Information Technology (6.4%)
Applied Materials, Inc.	125,481	6,414
Keysight Technologies, Inc.*	163,118	6,786
Lam Research Corp.	20,208	3,720
Maxim Integrated Products, Inc.	151,439	7,917
TE Connectivity, Ltd.	59,762	5,680
Teradyne, Inc.	132,882	5,564

Total		36,081

Materials (5.8%)
Bemis Co., Inc.	82,965	3,965
Graphic Packaging Holding Co.	477,030	7,370
Orkla ASA	562,249	5,960
Sonoco Products Co.	106,611	5,665
WestRock Co.	157,773	9,973

Total		32,933

Real Estate (5.5%)
American Tower Corp.	37,401	5,336
Boston Properties, Inc.	25,527	3,320
Empire State Realty Trust, Inc.	91,780	1,884
MGM Growth Properties LLC - Class A	124,020	3,615
Piedmont Office Realty Trust, Inc. - Class A	213,625	4,189
Weyerhaeuser Co.	355,101	12,521

Total		30,865

Telecommunication Services (0.2%)
CenturyLink, Inc.	81,626	1,362

Total		1,362

Utilities (6.5%)
Ameren Corp.	47,096	2,778
Atmos Energy Corp.	39,726	3,412
Edison International	65,783	4,160
Eversource Energy	40,869	2,582
NorthWestern Corp.	94,620	5,649
PG&E Corp.	32,992	1,479
Pinnacle West Capital Corp.	48,899	4,166
Spire, Inc.	56,423	4,240
Xcel Energy, Inc.	172,669	8,307

Total		36,773

Total Common Stocks
(Cost: $469,583)		541,700

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio	49

Mid Cap Value Portfolio

Investment Companies (2.0%)	Shares/ $ Par	Value $ (000’s)

Investment Companies (2.0%)
iShares Russell Midcap Value Index Fund	124,846	11,130

Total Investment Companies
(Cost: $10,631)		11,130

Short-Term Investments (3.0%)

Commercial Paper (0.3%)
Credit Agricole, 0.000%, 1/2/18	1,372,000	1,371

Total		1,371

Short-Term Investments (3.0%)	Shares/ $ Par	Value $ (000’s)

Money Market Funds (2.7%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209%#	15,303,587	15,304

Total		15,304

Total Short-Term Investments
(Cost: $16,675)		16,675

Total Investments (100.9%)
(Cost: $496,889)(a)		569,505

Other Assets, Less
Liabilities (-0.9%)		(4,881)

Net Assets (100.0%)		564,624

*	Non-Income Producing

#	7-Day yield as of December 31, 2017.

ADR after the name of a security represents—American Depositary Receipt.

CAD — Canadian Dollar

EUR — Euro

JPY — Japanese Yen

NOK — Norwegian Krone

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $500,482 and the net unrealized appreciation of investments based on that cost was $68,739 which is comprised of $86,223 aggregate gross unrealized appreciation and $17,484 aggregate gross unrealized depreciation.

(h)	Forward foreign currency contracts outstanding on December 31, 2017.

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Morgan Stanley Capital Services Inc.	CAD	9,914	7,896	3/18	$-	$(182)	$(182)
Sell	Morgan Stanley Capital Services Inc.	EUR	730	880	3/18	-	(15)	(15)
Sell	Morgan Stanley Capital Services Inc.	JPY	384,904	3,431	3/18	8	-	8
Sell	Morgan Stanley Capital Services Inc.	NOK	41,140	5,022	3/18	-	(95)	(95)

						$8	$(292)	$(284)

The Accompanying Notes are an Integral Part of the Financial Statements.

50	Mid Cap Value Portfolio

Mid Cap Value Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 –Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Healthcare	$56,297	$998	$-
Materials	26,973	5,960	-
All Others	451,472	-	-
Investment Companies	11,130	-	-
Short-Term Investments
Commercial Paper	-	1,371	-
Money Market Funds	15,304	-	-
Other Financial Instruments^
Forward Currency Contracts	-	8	-
Total Assets:	$561,176	$8,337	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(292)	-
Total Liabilities:	$-	$(292)	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio	51

Small Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small capitalization companies.	$628 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Small Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of small capitalization companies. The Portfolio’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum and attractive relative valuations.

Market Overview

U.S. equities rose for the fourteenth consecutive month, as measured by the S&P 500® Index, to finish the year ending December 31, 2017. The stock market soared following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions and lower corporate taxes. The reflation trading theme dominated the narrative heading into 2017, leading to significant equity inflows and the largest exodus from bonds since the “taper tantrum” in 2013. Despite many investors voicing concerns about stretched valuations, heightened U.S. tensions with Russia and North Korea, and overly optimistic policy expectations, the market hit a series of record highs during the year on the back of strong employment data and rising corporate earnings.

In a well-telegraphed move, the U.S. Federal Reserve (the “Fed”) hiked their policy interest rate three times during the period. In August, it announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In November, Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

Tax reform was a key area of focus during the period, culminating with a $1.5 trillion tax reform bill signed into law by President Trump at the end of December. The legislation included the most sweeping changes to the tax code since 1986 and represented a major victory for Republicans.

Returns varied by market cap during the period, with large cap stocks, as measured by the S&P 500® Index, outperforming mid and small cap stocks, as measured by the S&P MidCap 400® Index and the S&P SmallCap 600® Index.

Portfolio Results

The Portfolio returned 21.61% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the Russell 2000® Growth Index (the “Index”) returned 22.17%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2017 of the Small Cap Growth Funds peer group was 24.34%.

Strong stock selection within the Consumer Discretionary, Industrials and Information Technology sectors was partially offset by negative selection in the Health Care, Financials and Consumer Staples sectors. Sector allocation, a residual of the Portfolio’s bottom-up stock selection process, detracted from performance. Overweight positions in the Energy and Financials sectors were the top relative detractors.

Nektar Therapeutics (Health Care), Cardtronics (Information Technology) and Five Prime Therapeutics (Health Care) were among the top detractors from relative performance during the period. Cardtronics, a provider of ATMs and automated financial services kiosks, underperformed as the company reported slower transaction volumes in their core ATM business in the U.S. and U.K. Five Prime Therapeutics, a small cap biopharmaceutical company focused on immuno-oncology therapies, fell sharply in November after the company announced low response rates during a trial for one of its key pancreatic cancer drugs. Not holding benchmark constituent Nektar Therapeutics detracted from relative performance.

Top contributors to relative performance during the period included TopBuild (Consumer Discretionary), Wayfair (Consumer Discretionary) and Rogers (Information Technology). TopBuild, which installs and distributes insulation products, is heavily tied to new housing construction and housing refurbishment (upgrading insulation). The stock rose sharply following a strong earnings release at the beginning of the year. Wayfair, an e-commerce provider of home furnishing products, contributed to performance by delivering positive revenue guidance early in the year. Rogers, a maker of specialty advanced materials including printed circuit materials and high-end specialty foams used in smartphones, tablets and electric vehicles, also outperformed during the period. The stock price rose in the second quarter after the company released strong earnings and provided guidance above consensus expectations.

52	Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio (unaudited)

Portfolio Manager Outlook

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

With the significant changes to tax law, corporate profits are set to rise materially in 2018. It is likely that some of these tax savings are competed away or reinvested in the business for various reasons, including employee retention, competitive pricing or marketing support. In the near term, some of the windfalls will fall to the bottom line but we expect to spend more time this year evaluating the sustainability of margins and changes to the competitive intensity, as some of the improved profitability may be eroded.

We continue to find attractively valued stocks with the characteristics we seek. We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process, build a portfolio largely focusing on stock selection for generating returns.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Small Cap Growth Stock Portfolio	21.61%	15.58%	7.36%
Russell 2000® Growth Index	22.17%	15.21%	9.19%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average	24.34%	14.40%	8.69%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds (“ETFs”) for cash management purposes. Investing in ETFs may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in an equity security. The market prices of ETFs may trade at a premium or discount to their net asset value and may be subject to trading halts by the applicable exchange, which may negatively impact the Portfolio.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Small Cap Growth Stock Portfolio	53

Small Cap Growth Stock Portfolio (unaudited)

Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
iShares Russell 2000 Growth Index Fund	2.9%
EPAM Systems, Inc.	1.3%
Steven Madden, Ltd.	1.2%
TopBuild Corp.	1.2%
Knight-Swift Transportation Holdings, Inc.	1.1%
Carter’s, Inc.	1.1%
Teledyne Technologies, Inc.	1.1%
PolyOne Corp.	1.0%
HFF, Inc. - Class A	1.0%
WEX, Inc.	1.0%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

54	Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (14.8%)
Burlington Stores, Inc.*	26,809	3,298
Caleres, Inc.	114,433	3,831
Carter’s, Inc.	56,710	6,663
Cooper Tire & Rubber Co.	90,503	3,199
Core-Mark Holding Co., Inc.	116,172	3,669
Dunkin’ Brands Group, Inc.	93,546	6,031
Five Below, Inc.*	79,114	5,247
Floor & Decor Holdings, Inc.*	9,900	482
La Quinta Holdings, Inc.*	154,099	2,845
Marriott Vacations Worldwide Corp.	42,124	5,696
The Michaels Cos., Inc.*	146,492	3,544
National Vision Holdings, Inc.*	12,400	503
Oxford Industries, Inc.	60,625	4,558
Papa John’s International, Inc.	63,978	3,590
Steven Madden, Ltd.*	162,924	7,608
Tenneco, Inc.	102,796	6,018
TopBuild Corp.*	95,319	7,219
Visteon Corp.*	33,320	4,170
Wayfair, Inc.*	35,071	2,815
Wingstop, Inc.	138,760	5,409
Wolverine World Wide, Inc.	195,585	6,235

Total		92,630

Consumer Staples (2.8%)
Casey’s General Stores, Inc.	32,463	3,634
Hostess Brands, Inc.*	264,243	3,913
Performance Food Group Co.*	82,717	2,738
Post Holdings, Inc.*	36,277	2,874
PriceSmart, Inc.	52,063	4,483

Total		17,642

Energy (1.5%)
PDC Energy, Inc.*	61,194	3,154
ProPetro Holding Corp.*	160,700	3,240
WildHorse Resource Development Corp.*	159,100	2,929

Total		9,323

Financials (5.5%)
Evercore Partners, Inc.	58,895	5,301
FCB Financial Holdings, Inc. - Class A*	57,967	2,945
First Busey Corp.	80,983	2,425

Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

Financials continued
First Hawaiian, Inc.	79,767	2,328
Great Western Bancorp, Inc.	71,793	2,857
IBERIABANK Corp.	54,617	4,233
James River Group Holdings, Ltd.	85,536	3,422
MGIC Investment Corp.*	277,390	3,914
NMI Holdings, Inc. - Class A*	46,483	790
OneMain Holdings, Inc.*	64,387	1,673
Sterling Bancorp	177,740	4,372

Total		34,260

Health Care (22.3%)
Abeona Therapeutics, Inc.*	73,616	1,167
Aerie Pharmaceuticals, Inc.*	54,855	3,278
Agios Pharmaceuticals, Inc.*	27,997	1,601
Amicus Therapeutics, Inc.*	286,626	4,125
Anika Therapeutics, Inc.*	80,603	4,345
Aratana Therapeutics, Inc.*	193,000	1,015
Arena Pharmaceuticals, Inc.*	69,200	2,351
AtriCure, Inc.*	133,874	2,442
Atrion Corp.	5,827	3,675
Bluebird Bio, Inc.*	26,487	4,717
Blueprint Medicines Corp.*	67,579	5,096
Calithera Biosciences, Inc.*	105,756	883
Cardiovascular Systems, Inc.*	118,010	2,796
Catalent, Inc.*	137,434	5,646
Coherus Biosciences, Inc.*	94,374	830
Cytokinetics, Inc.*	136,187	1,110
Dermira, Inc.*	106,939	2,974
Exact Sciences Corp.*	42,749	2,246
Five Prime Therapeutics, Inc.*	97,224	2,131
Flexion Therapeutics, Inc.*	61,334	1,536
Globus Medical, Inc. - Class A*	138,331	5,685
GlycoMimetics, Inc.*	83,630	1,404
HMS Holdings Corp.*	119,823	2,031
ICU Medical, Inc.*	28,400	6,134
Impax Laboratories, Inc.*	139,701	2,326
INC Research Holdings, Inc. - Class A*	65,827	2,870
Integra LifeSciences Holdings Corp.*	83,964	4,019
Intersect ENT, Inc.*	155,696	5,045

Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Ionis Pharmaceuticals, Inc.*	66,428	3,341
Ironwood Pharmaceuticals, Inc.*	44,991	674
Jounce Therapeutics, Inc.*	55,295	705
Kala Pharmaceuticals, Inc.*	22,200	410
Loxo Oncology, Inc.*	41,307	3,477
The Medicines Co.*	89,770	2,454
Medidata Solutions, Inc.*	37,919	2,403
Nanostring Technologies, Inc.*	142,990	1,068
Natus Medical, Inc.*	138,889	5,306
Neurocrine Biosciences, Inc.*	48,453	3,759
Omnicell, Inc.*	109,050	5,289
OraSure Technologies, Inc.*	132,300	2,495
Orthofix International*	79,789	4,364
Otonomy, Inc.*	138,409	768
Portola Pharmaceuticals, Inc.*	82,335	4,008
Revance Therapeutics, Inc.*	44,100	1,577
Rigel Pharmaceuticals, Inc.*	265,592	1,031
Sage Therapeutics, Inc.*	30,059	4,951
Spark Therapeutics, Inc.*	51,163	2,631
U.S. Physical Therapy, Inc.	42,966	3,102
Ultragenyx Pharmaceutical, Inc.*	61,124	2,835

Total		140,126

Industrials (16.8%)
AAON, Inc.	120,661	4,428
Advanced Disposal Services, Inc.*	106,858	2,558
Altra Industrial Motion Corp.	115,319	5,812
American Woodmark Corp.*	33,668	4,385
Armstrong World Industries, Inc.*	76,733	4,646
AZZ, Inc.	69,113	3,532
The Brink’s Co.	44,073	3,469
Deluxe Corp.	62,590	4,809
Exponent, Inc.	65,396	4,650
Generac Holdings, Inc.*	109,919	5,443
Genesee & Wyoming, Inc. - Class A*	52,449	4,129
HEICO Corp. - Class A	39,049	3,087
Huron Consulting Group, Inc.*	58,580	2,370

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio	55

Small Cap Growth Stock Portfolio

Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
ITT, Inc.	98,247	5,244
JELD-WEN Holding, Inc.*	151,155	5,951
Knight-Swift Transportation Holdings, Inc.	161,125	7,044
Marten Transport, Ltd.	153,300	3,112
Milacron Holdings Corp.*	148,106	2,835
On Assignment, Inc.*	88,920	5,715
Rexnord Corp.*	150,366	3,913
SiteOne Landscape Supply, Inc.*	38,138	2,925
Teledyne Technologies, Inc.*	36,460	6,605
Viad Corp.	64,465	3,571
WageWorks, Inc.*	45,431	2,817
Welbilt, Inc.*	104,866	2,465

Total		105,515

Information Technology (24.2%)
Aspen Technology, Inc.*	63,418	4,198
Axcelis Technologies, Inc.*	107,900	3,097
Blackbaud, Inc.	34,330	3,244
Blackhawk Network Holdings, Inc.*	153,210	5,462
Blucora, Inc.*	100,380	2,218
CACI International, Inc. - Class A*	35,319	4,675
Ciena Corp.*	127,355	2,666
Cloudera, Inc.*	215,238	3,556
Cohu, Inc.	106,052	2,328
Entegris, Inc.	142,208	4,330
EPAM Systems, Inc.*	77,203	8,294
ePlus, Inc.*	65,420	4,920
Etsy, Inc.*	134,203	2,745
Exlservice Holdings, Inc.*	66,485	4,012
Fabrinet*	106,770	3,064
Fair Isaac Corp.	34,232	5,244
Five9, Inc.*	143,997	3,583
ForeScout Technologies, Inc.*	5,500	175
GrubHub, Inc.*	84,020	6,033
Guidewire Software, Inc.*	43,444	3,226
HubSpot, Inc.*	61,914	5,473

Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Integrated Device Technology, Inc.*	168,004	4,995
Itron, Inc.*	66,626	4,544
j2 Global, Inc.	53,819	4,038
LogMeIn, Inc.	44,074	5,047
MACOM Technology Solutions Holdings, Inc.*	70,712	2,301
MAXIMUS, Inc.	50,782	3,635
MaxLinear, Inc. - Class A*	116,212	3,070
MKS Instruments, Inc.	49,851	4,711
Nutanix, Inc. - Class A*	66,792	2,356
Okta, Inc.*	94,893	2,430
Paylocity Holding Corp.*	68,114	3,212
Pegasystems, Inc.	54,346	2,562
PTC, Inc.*	40,519	2,462
Q2 Holdings, Inc.*	44,105	1,625
Rogers Corp.*	34,286	5,552
Science Applications International Corp.	49,086	3,759
Tyler Technologies, Inc.*	16,139	2,857
WEX, Inc.*	44,366	6,266
Zendesk, Inc.*	126,955	4,296

Total		152,261

Materials (4.0%)
Boise Cascade Co.	95,062	3,793
Graphic Packaging Holding Co.	297,173	4,591
Louisiana-Pacific Corp.*	148,741	3,906
Omnova Solutions, Inc.*	281,628	2,816
PolyOne Corp.	146,734	6,383
Summit Materials, Inc. - Class A*	121,361	3,816

Total		25,305

Real Estate (3.0%)
CoreSite Realty Corp.	22,671	2,582
Corporate Office Properties Trust	85,509	2,497
HFF, Inc. - Class A	129,593	6,303
LaSalle Hotel Properties	123,068	3,455

Common Stocks (96.1%)	Shares/ $ Par	Value $ (000’s)

Real Estate continued
Sunstone Hotel Investors, Inc.	242,184	4,003

Total		18,840

Telecommunication Services (0.8%)
ORBCOMM, Inc.*	195,103	1,986
Vonage Holdings Corp.*	292,300	2,973

Total		4,959

Utilities (0.4%)
Evoqua Water Technologies Corp.*	108,900	2,582

Total		2,582

Total Common Stocks
(Cost: $447,744)		603,443

Investment Companies (3.0%)

Investment Companies (3.0%)
iShares Russell 2000 Growth Index Fund	98,101	18,316

Total		18,316

Total Investment Companies
(Cost: $16,267)		18,316

Short-Term Investments (1.0%)

Money Market Funds (1.0%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209%#	6,478,364	6,478

Total		6,478

Total Short-Term Investments
(Cost: $6,478)		6,478

Total Investments (100.1%)
(Cost: $470,489)(a)		628,237

Other Assets, Less
Liabilities (-0.1%)		(336)

Net Assets (100.0%)		627,901

*	Non-Income Producing

#	7-Day yield as of December 31, 2017.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $470,770 and the net unrealized appreciation of investments based on that cost was $157,467 which is comprised of $176,619 aggregate gross unrealized appreciation and $19,152 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

56	Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$603,443	$-	$-
Investment Companies	18,316	-	-
Short-Term Investments	6,478	-	-
Total Assets:	$628,237	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio	57

Index 600 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P SmallCap 600® Index.	Invest in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$222 million

Portfolio Overview

Mason Street Advisors is the investment adviser for the Index 600 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P SmallCap 600® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also purchase (long) total return equity swap agreements and invest in exchange traded funds and, to a lesser extent, futures contracts, for cash management purposes and to help achieve full replication.

Market Overview

U.S. equities delivered another year of strong performance. The sharp gains in business and consumer confidence following the U.S. election and improving global economic growth were among the catalysts for equities, as investors anticipated market-friendly policies from the new administration. That confidence was generally well placed—corporate earnings finally improved after three flat years and Congress passed one of the largest tax cuts in U.S. history. The improving economy favored equities over bonds; although, fixed income sectors still posted positive returns.

The U.S. economy expanded at a pace of approximately 3% during the second half of the year. The strong growth prompted the U.S. Federal Reserve (the “Fed”) to raise rates and begin reducing its $4 trillion balance sheet. In that environment, large cap stocks, as represented by the S&P 500® Index, posted a return of 21.83%, outperforming the S&P SmallCap 600® and the S&P MidCap 400® Indices, which returned 13.23% and 16.24%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index returned 3.54%, while the Bloomberg Barclays® U.S. Corporate High Yield Index advanced 7.50%.

Portfolio Results

The Index 600 Stock Portfolio delivered a total return of 12.93% for the twelve months ended December 31, 2017, trailing the S&P SmallCap 600® Index (the “Index”), which returned 13.23%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of total return equity swap agreements and exchange traded funds. The Portfolio underperformed the 13.17% average return for its peer group, Small Cap Core Funds, according to Lipper® Analytical Services, Inc. However, the Small Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

Ten of the Index’s eleven sectors posted positive returns for the year. Ongoing demographic trends and tax reform helped the Health Care sector post the largest contribution to the Index’s return despite continued uncertainty surrounding governmental reform efforts and regulatory changes. Biotechnology was the leading industry within the Health Care sector, as worries over pricing regulation eased and investor sentiment for small cap stocks in the industry remained optimistic. In the Industrials sector, increases in industrial production and capital expenditure boosted small cap machinery stocks, benefiting Index performance. Outstanding revenue and earnings growth helped the Information Technology sector post solid contributions to the Index’s performance. The Consumer Discretionary sector also posted gains, reflecting steady economic growth, low inflation and declining unemployment, which led to an increase in consumer spending. Other significant contributors to the Index’s return included the Financials sector and the Utilities sector. Within these sectors, the consumer finance industry was a leading source of strength for Financials, while the Utilities sector saw positive results from the electric, water and gas utilities industries. The Materials sector also posted solid gains, buoyed by continued economic growth and output, as well as anticipation of future governmental infrastructure spending.

At the other end of the spectrum, the Energy sector suffered losses, as worries over the impact of supply growth on oil prices weighed on oil and gas exploration companies.

58	Index 600 Stock Portfolio

Index 600 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Index 600 Stock Portfolio	12.93%	15.56%	10.06%
S&P SmallCap 600® Index	13.23%	15.99%	10.43%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average	13.17%	13.84%	8.62%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P SmallCap 600” and “Standard & Poor’s SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds and derivative instruments such as swap agreements and, to a lesser extent, futures contracts, for cash management purposes and to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

   Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
iShares Core S&P Small-Cap ETF	2.1%
Nektar Therapeutics	1.1%
Chemed Corp.	0.5%
Healthcare Services Group, Inc.	0.5%
ALLETE, Inc.	0.4%
Cantel Medical Corp.	0.4%
Five Below, Inc.	0.4%
Spire, Inc.	0.4%
John Bean Technologies Corp.	0.4%
Evercore Partners, Inc.	0.4%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Index 600 Stock Portfolio	59

Index 600 Stock Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (14.6%)
Abercrombie & Fitch Co. - Class A	17,690	308
American Axle & Manufacturing Holdings, Inc.*	25,761	439
American Public Education, Inc.*	4,231	106
Asbury Automotive Group, Inc.*	4,823	309
Ascena Retail Group, Inc.*	44,353	104
Barnes & Noble Education, Inc.*	9,665	80
Barnes & Noble, Inc.	14,745	99
Belmond, Ltd.*	21,826	267
Big 5 Sporting Goods Corp.	5,238	40
Biglari Holdings, Inc.*	263	109
BJ’s Restaurants, Inc.	4,669	170
Bob Evans Farms, Inc.	5,214	411
Boyd Gaming Corp.	21,355	749
The Buckle, Inc.	7,369	175
Caleres, Inc.	11,175	374
Callaway Golf Co.	24,588	343
Capella Education Co.	3,036	235
Career Education Corp.*	17,072	206
The Cato Corp. - Class A	6,054	96
Cavco Industries, Inc.*	2,207	337
Chico’s FAS, Inc.	33,241	293
The Children’s Place, Inc.	4,525	658
Chuy’s Holdings, Inc.*	4,399	123
Cooper-Standard Holding, Inc.*	4,104	503
Core-Mark Holding Co., Inc.	12,014	379
Crocs, Inc.*	18,120	229
Dave & Buster’s Entertainment, Inc.*	10,690	590
DineEquity, Inc.	4,678	237
Dorman Products, Inc.*	7,806	477
DSW, Inc. - Class A	18,795	402
The E.W. Scripps Co. - Class A*	14,376	225
El Pollo Loco Holdings, Inc.*	5,630	56
Ethan Allen Interiors, Inc.	6,573	188
Express, Inc.*	20,496	208
Fiesta Restaurant Group, Inc.*	7,039	134
The Finish Line, Inc. - Class A	10,454	152
Five Below, Inc.*	14,357	952
Fossil Group, Inc.*	11,233	87
Fox Factory Holding Corp.*	9,764	379

Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Francesca’s Holdings Corp.*	9,554	70
Fred’s, Inc. - Class A	9,309	38
FTD Companies, Inc.*	4,370	31
Gannett Co., Inc.	29,070	337
Genesco, Inc.*	5,181	168
Gentherm, Inc.*	9,540	303
G-III Apparel Group, Ltd.*	10,779	398
Group 1 Automotive, Inc.	5,100	362
Guess?, Inc.	15,593	263
Haverty Furniture Cos., Inc.	5,052	114
Hibbett Sports, Inc.*	4,949	101
Installed Building Products, Inc.*	5,470	415
iRobot Corp.*	7,250	556
J.C. Penney Co., Inc.*	80,914	256
Kirkland’s, Inc.*	4,164	50
La-Z-Boy, Inc.	12,547	392
LCI Industries	6,487	843
LGI Homes, Inc.*	4,523	339
Lithia Motors, Inc. - Class A	6,248	710
Lumber Liquidators Holdings, Inc.*	7,409	233
M.D.C. Holdings, Inc.	11,673	372
M/I Homes, Inc.*	7,158	246
The Marcus Corp.	5,005	137
MarineMax, Inc.*	5,713	108
Marriott Vacations Worldwide Corp.	6,133	829
Meritage Homes Corp.*	9,859	505
Monarch Casino & Resort, Inc.*	2,946	132
Monro Muffler Brake, Inc.	8,524	485
Motorcar Parts of America, Inc.*	4,960	124
Movado Group, Inc.	4,027	130
Nautilus, Inc.*	7,987	107
New Media Investment Group, Inc.	13,847	232
Nutrisystem, Inc.	7,813	411
Ollie’s Bargain Outlet Holdings, Inc.*	12,778	680
Oxford Industries, Inc.	4,377	329
Penn National Gaming, Inc.*	21,798	683
Perry Ellis International, Inc.*	3,269	82
PetMed Express, Inc.	5,359	244
Red Robin Gourmet Burgers, Inc.*	3,365	190
Regis Corp.*	9,087	140
Rent-A-Center, Inc.	13,866	154

Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Restoration Hardware, Inc.*	4,889	422
Ruth’s Hospitality Group, Inc.	7,566	164
Scholastic Corp.	7,201	289
Scientific Games Corp. - Class A*	13,756	706
Shake Shack, Inc. - Class A*	4,769	206
Shoe Carnival, Inc.	2,966	79
Shutterfly, Inc.*	8,540	425
Sleep Number Corp.*	10,357	389
Sonic Automotive, Inc. - Class A	6,404	118
Sonic Corp.	10,469	288
Standard Motor Products, Inc.	5,294	238
Steven Madden, Ltd.*	13,835	646
Strayer Education, Inc.	2,759	247
Sturm, Ruger & Co., Inc.	4,533	253
Superior Industries International, Inc.	6,025	90
Tailored Brands, Inc.	12,795	279
The Tile Shop Holdings, Inc.	8,953	86
Time, Inc.	25,900	478
TopBuild Corp.*	9,244	700
Unifi, Inc.*	4,419	159
Universal Electronics, Inc.*	3,721	176
Vera Bradley, Inc.*	4,958	60
Vista Outdoor, Inc.*	14,909	217
Vitamin Shoppe, Inc.*	6,236	27
William Lyon Homes*	7,250	211
Wingstop, Inc.	7,567	295
Winnebago Industries, Inc.	7,528	419
Wolverine World Wide, Inc.	24,886	793
World Wrestling Entertainment, Inc. - Class A	10,185	311
Zumiez, Inc.*	4,725	98

Total		32,397

Consumer Staples (2.4%)
The Andersons, Inc.	6,859	214
B&G Foods, Inc.	17,295	608
Calavo Growers, Inc.	4,104	346
Cal-Maine Foods, Inc.*	7,742	344
Central Garden & Pet Co.*	2,688	105
Central Garden & Pet Co. - Class A*	9,084	343
Coca-Cola Bottling Co. Consolidated	1,207	260
Darling Ingredients, Inc.*	42,841	777

The Accompanying Notes are an Integral Part of the Financial Statements.

60	Index 600 Stock Portfolio

Index 600 Stock Portfolio

Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples continued
Inter Parfums, Inc.	4,461	194
J & J Snack Foods Corp.	3,883	589
John B. Sanfilippo & Son, Inc.	2,263	143
Medifast, Inc.	2,731	191
Seneca Foods Corp. - Class A*	1,761	54
SpartanNash Co.	9,616	256
SUPERVALU, Inc.*	9,976	215
Universal Corp.	6,532	343
WD-40 Co.	3,632	429

Total		5,411

Energy (3.1%)
Archrock, Inc.	18,461	194
Bill Barrett Corp.*	25,185	129
Bristow Group, Inc.	8,370	113
CARBO Ceramics, Inc.*	5,717	58
Carrizo Oil & Gas, Inc.*	20,123	428
Cloud Peak Energy, Inc.*	19,521	87
CONSOL Energy, Inc.*	6,733	266
Denbury Resources, Inc.*	104,600	231
ERA Group, Inc.*	5,256	56
Exterran Corp.*	8,286	261
Geospace Technologies Corp.*	3,496	45
Green Plains, Inc.	10,063	170
Gulf Island Fabrication, Inc.	3,526	47
Helix Energy Solutions Group, Inc.*	36,115	272
Matrix Service Co.*	6,957	124
McDermott International, Inc.*	73,868	486
Newpark Resources, Inc.*	22,325	192
Noble Corp. PLC*	63,713	288
Oil States International, Inc.*	13,288	376
Par Pacific Holdings, Inc.*	6,552	126
PDC Energy, Inc.*	17,133	883
Pioneer Energy Services Corp.*	20,214	62
REX American Resources Corp.*	1,503	124
SEACOR Holdings, Inc.*	4,366	202
SRC Energy, Inc.*	62,770	535
TETRA Technologies, Inc.*	30,144	129
Unit Corp.*	13,754	303
US Silica Holdings, Inc.	21,123	688

Total		6,875

Financials (14.9%)
American Equity Investment Life Holding Co.	23,180	712
Ameris Bancorp	9,683	467

Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

Financials continued
AMERISAFE, Inc.	5,005	308
Appollo Commercial Real Estate Finance, Inc.	25,353	468
ARMOUR Residential REIT, Inc.	10,890	280
Banc of California, Inc.	11,075	229
Bank Mutual Corp.	11,009	117
Banner Corp.	8,532	470
BofI Holding, Inc.*	14,569	436
Boston Private Financial Holdings, Inc.	21,910	339
Brookline Bancorp, Inc.	19,936	313
Capstead Mortgage Corp.	24,996	216
Central Pacific Financial Corp.	7,836	234
City Holding Co.	4,062	274
Columbia Banking System, Inc.	18,993	825
Community Bank System, Inc.	13,163	708
Customers Bancorp, Inc.*	7,527	196
CVB Financial Corp.	26,644	628
Dime Community Bancshares	7,981	167
Donnelley Financial Solutions, Inc.*	8,765	171
eHealth, Inc.*	4,262	74
Employers Holdings, Inc.	8,435	375
Encore Capital Group, Inc.*	6,160	259
Enova International, Inc.*	8,704	132
Evercore Partners, Inc.	10,044	904
EZCORP, Inc. - Class A*	13,376	163
Fidelity Southern Corp.	5,723	125
Financial Engines, Inc.	16,468	499
First BanCorp*	47,236	241
First Commonwealth Financial Corp.	25,348	363
First Financial Bancorp.	16,141	425
First Financial Bankshares, Inc.	17,225	776
First Midwest Bancorp, Inc.	26,721	642
FirstCash, Inc.	12,273	828
Glacier Bancorp, Inc.	20,287	799
Great Western Bancorp, Inc.	15,302	609
Green Dot Corp. - Class A*	11,896	717
Greenhill & Co., Inc.	6,353	124
Hanmi Financial Corp.	8,429	256
HCI Group, Inc.	2,061	62
HomeStreet, Inc.*	6,992	202
Hope Bancorp, Inc.	33,480	611
Horace Mann Educators Corp.	10,577	466
Independent Bank Corp.	7,138	499
Infinity Property & Casualty Corp.	2,842	301

Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

Financials continued
INTL FCStone, Inc.*	4,041	172
Invesco Mortgage Capital, Inc.	29,020	517
Investment Technology Group, Inc.	8,599	166
LegacyTexas Financial Group, Inc.	10,995	464
LendingTree, Inc.*	1,961	668
Maiden Holdings, Ltd.	18,048	119
Meta Financial Group, Inc.	2,363	219
National Bank Holding Corp. - Class A	6,949	225
The Navigators Group, Inc.	5,832	284
NBT Bancorp, Inc.	11,324	417
NMI Holdings, Inc. - Class A*	13,896	236
Northfield Bancorp, Inc.	12,078	206
Northwest Bancshares, Inc.	26,690	447
OFG Bancorp	11,430	107
Old National Bancorp	34,799	607
Opus Bank*	4,482	122
Oritani Financial Corp.	10,231	168
Pacific Premier Bancorp, Inc.*	10,090	404
Piper Jaffray Cos., Inc.	3,694	319
PRA Group, Inc.*	11,747	390
ProAssurance Corp.	13,888	794
Provident Financial Services, Inc.	15,734	424
RLI Corp.	10,084	612
S&T Bancorp, Inc.	9,098	362
Safety Insurance Group, Inc.	3,958	318
Selective Insurance Group, Inc.	15,187	892
ServisFirst Bancshares, Inc.	11,712	486
Simmons First National Corp. - Class A	10,146	579
Southside Bancshares, Inc.	7,174	242
Stewart Information Services Corp.	6,175	261
Third Point Reinsurance, Ltd.*	22,623	331
Tompkins Financial Corp.	3,214	261
TrustCo Bank Corp.	24,995	230
United Community Banks, Inc.	18,671	525
United Fire Group, Inc.	5,500	251
United Insurance Holdings Corp.	5,338	92
Universal Insurance Holdings, Inc.	8,331	228
Virtus Investment Partners, Inc.	1,862	214

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	61

Index 600 Stock Portfolio

Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Waddell & Reed Financial, Inc. - Class A	21,684	484
Walker & Dunlop, Inc.*	7,353	349
Westamerica Bancorporation	6,852	408
WisdomTree Investments, Inc.	29,912	375
World Acceptance Corp.*	1,532	124

Total		33,109

Health Care (12.2%)
Abaxis, Inc.	5,903	292
Aceto Corp.	7,831	81
Acorda Therapeutics, Inc.*	12,158	261
Almost Family, Inc.*	3,269	181
AMAG Pharmaceuticals, Inc.*	9,200	122
Amedisys, Inc.*	7,414	391
AMN Healthcare Services, Inc.*	12,425	612
Amphastar Pharmaceuticals, Inc.*	9,208	177
Analogic Corp.	3,247	272
AngioDynamics, Inc.*	9,549	159
ANI Pharmaceuticals, Inc.*	2,331	150
Anika Therapeutics, Inc.*	3,813	206
BioTelemetry, Inc.*	7,996	239
Cambrex Corp.*	8,525	409
Cantel Medical Corp.	9,271	954
Chemed Corp.	4,153	1,009
Community Health Systems, Inc.*	29,839	127
Computer Programs and Systems, Inc.	2,898	87
CONMED Corp.	6,466	330
Corcept Therapeutics, Inc.*	21,779	393
CorVel Corp.*	2,499	132
Cross Country Healthcare, Inc.*	9,488	121
CryoLife, Inc.*	8,699	167
Cutera, Inc.*	3,604	163
Cytokinetics, Inc.*	13,174	107
DepoMed, Inc.*	16,376	132
Diplomat Pharmacy, Inc.*	12,539	252
Eagle Pharmaceuticals, Inc.*	2,173	116
Emergent Biosolutions, Inc.*	9,151	425
Enanta Pharmaceuticals, Inc.*	3,713	218
Ensign Group, Inc.	12,511	278
Haemonetics Corp.*	13,737	798
HealthEquity, Inc.*	13,373	624
HealthStream, Inc.*	6,637	154
Heska Corp.*	1,696	136

Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
HMS Holdings Corp.*	21,869	371
ICU Medical, Inc.*	3,927	848
Impax Laboratories, Inc.*	19,276	321
Innoviva, Inc.*	19,104	271
Inogen, Inc.*	4,451	530
Integer Holdings Corp.*	7,331	332
Integra LifeSciences Holdings Corp.*	16,533	791
Invacare Corp.	8,539	144
Kindred Healthcare, Inc.	22,633	220
Lannett Co., Inc.*	7,837	182
Lantheus Holdings, Inc.*	7,706	158
LeMaitre Vascular, Inc.	3,958	126
LHC Group, Inc.*	4,231	259
Ligand Pharmaceuticals, Inc. - Class B*	5,489	752
Luminex Corp.	10,656	210
Magellan Health, Inc.*	6,253	604
The Medicines Co.*	16,685	456
Meridian Bioscience, Inc.	10,977	154
Merit Medical Systems, Inc.*	13,056	564
MiMedx Group, Inc.*	26,569	335
Momenta Pharmaceuticals, Inc.*	19,867	277
Myriad Genetics, Inc.*	18,009	619
Natus Medical, Inc.*	8,103	310
Nektar Therapeutics*	40,956	2,446
Neogen Corp.*	9,944	817
Omnicell, Inc.*	9,866	478
OraSure Technologies, Inc.*	15,774	297
Orthofix International*	4,726	258
Phibro Animal Health Corp. - Class A	5,093	171
Progenics Pharmaceuticals, Inc.*	18,276	109
The Providence Service Corp.*	2,907	172
Quality Systems, Inc.*	12,255	166
Quorum Health Corp.*	7,385	46
Repligen Corp.*	9,744	354
Select Medical Holdings Corp.*	27,845	491
Spectrum Pharmaceuticals, Inc.*	23,563	447
Sucampo Pharmaceuticals, Inc.*	6,550	118
Supernus Pharmaceuticals, Inc.*	13,333	531
Surmodics, Inc.*	3,410	95
Tactile Systems Technology, Inc.*	3,775	109
Tivity Health, Inc.*	8,861	324
U.S. Physical Therapy, Inc.	3,272	236

Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Varex Imaging Corp.*	9,763	392

Total		27,166

Industrials (17.6%)
AAON, Inc.	10,508	386
AAR Corp.	8,374	329
ABM Industries, Inc.	14,400	543
Actuant Corp. - Class A	15,559	394
Aegion Corp.*	8,460	215
Aerojet Rocketdyne Holdings, Inc.*	19,533	609
Aerovironment, Inc.*	5,518	310
Alamo Group, Inc.	2,481	280
Albany International Corp. - Class A	7,543	464
Allegiant Travel Co.	3,262	505
American Woodmark Corp.*	3,719	484
Apogee Enterprises, Inc.	7,450	341
Applied Industrial Technologies, Inc.	10,095	687
ArcBest Corp.	6,668	238
Astec Industries, Inc.	4,980	291
Atlas Air Worldwide Holdings, Inc.*	6,576	386
Axon Enterprise, Inc.*	13,762	365
AZZ, Inc.	6,752	345
Barnes Group, Inc.	12,828	812
Brady Corp. - Class A	12,490	473
Briggs & Stratton Corp.	11,148	283
Chart Industries, Inc.*	8,003	375
CIRCOR International, Inc.	4,291	209
Comfort Systems USA, Inc.	9,658	422
Cubic Corp.	6,510	384
DXP Enterprises, Inc.*	4,116	122
Echo Global Logistics, Inc.*	6,823	191
Encore Wire Corp.	5,414	263
Engility Holdings, Inc.*	4,591	130
EnPro Industries, Inc.	5,547	519
ESCO Technologies, Inc.	6,720	405
Essendant, Inc.	9,783	91
Exponent, Inc.	6,713	477
Federal Signal Corp.	15,601	313
Forward Air Corp.	7,743	445
Franklin Electric Co., Inc.	10,059	462
FTI Consulting, Inc.*	9,872	424
General Cable Corp.	12,995	385
Gibraltar Industries, Inc.*	8,242	272
The Greenbrier Cos., Inc.	7,465	398
Griffon Corp.	7,860	160
Harsco Corp.*	20,923	390
Hawaiian Holdings, Inc.	13,647	544
Healthcare Services Group, Inc.	19,058	1,005

The Accompanying Notes are an Integral Part of the Financial Statements.

62	Index 600 Stock Portfolio

Index 600 Stock Portfolio

Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Heartland Express, Inc.	13,000	303
Heidrick & Struggles International, Inc.	4,886	120
Hillenbrand, Inc.	16,393	733
Hub Group, Inc. - Class A*	8,700	417
Insperity, Inc.	9,649	553
Insteel Industries, Inc.	4,705	133
Interface, Inc.	15,671	394
John Bean Technologies Corp.	8,211	910
Kaman Corp.	7,234	426
Kelly Services, Inc. - Class A	7,918	216
Korn / Ferry International	14,693	608
Lindsay Corp.	2,765	244
LSC Communications, Inc.	9,075	137
Lydall, Inc.*	4,484	228
Marten Transport, Ltd.	10,060	204
Matson, Inc.	11,040	329
Matthews International Corp. - Class A	8,362	441
Mercury Systems, Inc.*	12,547	644
Mobile Mini, Inc.	11,529	398
Moog, Inc. - Class A*	8,416	731
Mueller Industries, Inc.	15,034	533
Multi-Color Corp.	3,615	271
MYR Group, Inc.*	4,282	153
National Presto Industries, Inc.	1,304	130
Navigant Consulting, Inc.*	11,943	232
On Assignment, Inc.*	12,717	817
Orion Group Holdings, Inc.*	7,334	57
Patrick Industries, Inc.*	6,211	431
PGT Innovations, Inc.*	12,916	218
Powell Industries, Inc.	2,259	65
Proto Labs, Inc.*	6,445	664
Quanex Building Products Corp.	9,036	211
Raven Industries, Inc.	9,300	319
Resources Connection, Inc.	7,366	114
Roadrunner Transportation Systems, Inc.*	8,174	63
RR Donnelley & Sons Co.	18,209	169
Saia, Inc.*	6,630	469
Simpson Manufacturing Co., Inc.	10,952	629
SkyWest, Inc.	13,483	716
SPX Corp.*	11,082	348
SPX Flow, Inc.*	11,001	523
Standex International Corp.	3,326	339
Team, Inc.*	7,780	116
Tennant Co.	4,643	337
Tetra Tech, Inc.	14,493	698
Titan International, Inc.	12,890	166

Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Trex Co., Inc.*	7,653	829
Triumph Group, Inc.	12,913	351
TrueBlue, Inc.*	10,758	296
UniFirst Corp.	4,021	663
Universal Forest Products, Inc.	15,911	599
US Ecology, Inc.	5,683	290
Veritiv Corp.*	2,897	84
Viad Corp.	5,308	294
Vicor Corp.*	4,232	88
Wabash National Corp.	15,340	333
WageWorks, Inc.*	10,326	640
Watts Water Technologies, Inc. - Class A	7,222	548

Total		39,098

Information Technology (12.7%)
8x8, Inc.*	23,916	337
ADTRAN, Inc.	12,523	242
Advanced Energy Industries, Inc.*	10,314	696
Agilysys, Inc.*	3,983	49
Alarm.com Holdings, Inc.*	6,511	246
Anixter International, Inc.*	7,529	572
Applied Optoelectronics, Inc.*	5,041	191
Axcelis Technologies, Inc.*	8,170	234
Badger Meter, Inc.	7,572	362
Barracuda Networks, Inc.*	10,596	291
Bel Fuse, Inc. - Class B	2,564	65
Benchmark Electronics, Inc.*	12,932	376
Blucora, Inc.*	11,997	265
Bottomline Technologies, Inc.*	9,155	317
Brooks Automation, Inc.	18,287	436
Cabot Microelectronics Corp.	6,595	620
CACI International, Inc. - Class A*	6,404	848
CalAmp Corp.*	9,259	198
Cardtronics PLC*	11,881	220
CEVA, Inc.*	5,713	264
Cohu, Inc.	7,357	161
Comtech Telecommunications Corp.	6,142	136
Control4 Corp.*	5,126	153
Cray, Inc.*	10,517	255
CSG Systems International, Inc.	8,719	382
CTS Corp.	8,567	221
Daktronics, Inc.	10,137	93
DHI Group, Inc.*	12,284	23
Digi International, Inc.*	6,935	66
Diodes, Inc.*	10,020	287

Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
DSP Group, Inc.*	5,806	73
Ebix, Inc.	5,727	454
Electro Scientific Industries, Inc.*	8,711	187
Electronics for Imaging, Inc.*	11,884	351
ePlus, Inc.*	3,686	277
Exlservice Holdings, Inc.*	8,828	533
Fabrinet*	9,777	281
FARO Technologies, Inc.*	4,346	204
Forrester Research, Inc.	2,571	114
Gerber Scientific, Inc.* (l)	2,359	–
Harmonic, Inc.*	21,228	89
II-VI, Inc.*	14,275	670
Insight Enterprises, Inc.*	9,309	356
Itron, Inc.*	8,863	604
KEMET Corp.*	12,758	192
Kopin Corp.*	15,872	51
Kulicke and Soffa Industries, Inc.*	18,363	447
Liquidity Services, Inc.*	6,637	32
LivePerson, Inc.*	14,243	164
Lumentum Holdings, Inc.*	16,112	788
ManTech International Corp. - Class A	6,712	337
MaxLinear, Inc. - Class A*	15,848	419
Methode Electronics, Inc. - Class A	9,574	384
MicroStrategy, Inc. - Class A*	2,448	321
Monotype Imaging Holdings, Inc.	10,855	262
MTS Systems Corp.	4,624	248
Nanometrics, Inc.*	6,657	166
NETGEAR, Inc.*	8,185	481
NIC, Inc.	17,235	286
Oclaro, Inc.*	43,898	296
OSI Systems, Inc.*	4,637	299
Park Electrochemical Corp.	4,947	97
PDF Solutions, Inc.*	7,146	112
Perficient, Inc.*	9,079	173
Photronics, Inc.*	17,930	153
Plexus Corp.*	8,735	530
Power Integrations, Inc.	7,729	568
Progress Software Corp.	12,434	529
Qualys, Inc.*	8,285	492
QuinStreet, Inc.*	9,274	78
Rambus, Inc.*	28,552	406
Rogers Corp.*	4,745	768
Rudolph Technologies, Inc.*	8,215	196
Sanmina Corp.*	18,732	618
ScanSource, Inc.*	6,630	237
Semtech Corp.*	17,218	589
Shutterstock, Inc.*	4,780	206

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	63

Index 600 Stock Portfolio

Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
SolarEdge Technologies, Inc.*	9,397	353
SPS Commerce, Inc.*	4,480	218
Stamps.com, Inc.*	4,228	795
Super Micro Computer, Inc.*	9,878	207
Sykes Enterprises, Inc.*	10,376	326
Synchronoss Technologies, Inc.*	11,370	102
TeleTech Holdings, Inc.	3,697	149
TiVo Corp.	31,745	495
TTM Technologies, Inc.*	23,833	373
VASCO Data Security International, Inc.*	7,835	109
Veeco Instruments, Inc.*	12,563	187
Viavi Solutions, Inc.*	59,150	517
Virtusa Corp.*	7,103	313
XO Group, Inc.*	6,283	116
Xperi Corp.	12,826	313

Total		28,297

Materials (4.9%)
A. Schulman, Inc.	7,654	285
AdvanSix, Inc.*	7,916	333
AK Steel Holding Corp.*	81,873	463
American Vanguard Corp.	6,819	134
Balchem Corp.	8,324	671
Boise Cascade Co.	10,023	400
Calgon Carbon Corp.	13,215	282
Century Aluminum Co.*	12,946	254
Clearwater Paper Corp.*	4,274	194
Deltic Timber Corp.	2,822	258
Flotek Industries, Inc.*	14,780	69
FutureFuel Corp.	6,599	93
H.B. Fuller Co.	13,091	705
Hawkins, Inc.	2,468	87
Haynes International, Inc.	3,254	104
Ingevity Corp.*	10,950	772
Innophos Holdings, Inc.	5,079	237
Innospec, Inc.	6,278	443
Kaiser Aluminum Corp.	4,397	470
KapStone Paper & Packaging Corp.	22,696	515
Koppers Holdings, Inc.*	5,396	275
Kraton Corp.*	8,140	392
LSB Industries, Inc.*	5,245	46
Materion Corp.	5,213	253
Myers Industries, Inc.	5,700	111
Neenah Paper, Inc.	4,374	397
Olympic Steel, Inc.	2,369	51
P.H. Glatfelter	11,336	243
Quaker Chemical Corp.	3,459	522
Rayonier Advanced Materials, Inc.	13,469	275

Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

Materials continued
Schweitzer-Mauduit International, Inc.	7,990	362
Stepan Co.	5,143	406
SunCoke Energy, Inc.*	16,726	201
TimkenSteel Corp.*	10,156	154
Tredegar Corp.	6,614	127
US Concrete, Inc.*	4,070	341

Total		10,925

Real Estate (5.4%)
Acadia Realty Trust	21,771	596
Agree Realty Corp.	7,599	391
American Assets Trust, Inc.	10,783	412
Armada Hoffler Properties, Inc.	11,682	181
CareTrust REIT, Inc.	19,741	331
CBL & Associates Properties, Inc.	44,500	252
Cedar Realty Trust, Inc.	21,138	129
Chatham Lodging Trust	11,801	269
Chesapeake Lodging Trust	15,630	423
Community Healthcare Trust, Inc.	4,433	125
DiamondRock Hospitality Co.	52,097	588
Easterly Government Properties, Inc.	11,411	244
EastGroup Properties, Inc.	8,954	791
Four Corners Property Trust, Inc.	15,916	409
Franklin Street Properties Corp.	27,890	300
Getty Realty Corp.	8,551	232
Government Properties Income Trust	25,787	478
Hersha Hospitality Trust	10,173	177
HFF, Inc. - Class A	9,531	464
Independence Realty Trust, Inc.	21,722	219
Kite Realty Group Trust	21,742	426
Lexington Realty Trust	56,325	544
LTC Properties, Inc.	10,292	448
National Storage Affiliates Trust	12,913	352
Pennsylvania Real Estate Investment Trust	18,183	216
PS Business Parks, Inc.	5,174	647
Ramco-Gershenson Properties Trust	20,641	304
RE/MAX Holdings, Inc.	4,603	223
Retail Opportunity Investments Corp.	28,540	569
Saul Centers, Inc.	3,133	193
Summit Hotel Properties, Inc.	27,109	413

Common Stocks (91.4%)	Shares/ $ Par	Value $ (000’s)

Real Estate continued
Universal Health Realty Income Trust	3,287	247
Urstadt Biddle Properties, Inc. - Class A	7,732	168
Whitestone REIT	10,019	144

Total		11,905

Telecommunication Services (1.1%)
ATN International, Inc.	2,833	157
Cincinnati Bell, Inc.*	10,972	229
Cogent Communications Holdings, Inc.	10,757	487
Consolidated Communications Holdings, Inc.	16,766	204
Frontier Communications Corp.	20,427	138
General Communication, Inc. - Class A*	6,877	268
Iridium Communications, Inc.*	21,659	256
Spok Holdings, Inc.	5,197	81
Vonage Holdings Corp.*	54,122	551

Total		2,371

Utilities (2.5%)
ALLETE, Inc.	13,228	984
American States Water Co.	9,540	552
Avista Corp.	16,753	863
California Water Service Group	12,478	566
El Paso Electric Co.	10,558	584
Northwest Natural Gas Co.	7,468	445
South Jersey Industries, Inc.	20,671	646
Spire, Inc.	12,554	943

Total		5,583

Total Common Stocks
(Cost: $158,180)		203,137

Investment Companies (2.1%)

Investment Companies (2.1%)
iShares Core S&P Small-Cap ETF	61,245	4,704

Total		4,704

Total Investment Companies
(Cost: $4,640)		4,704

Short-Term Investments (6.2%)

Commercial Paper (4.0%)
Apple, Inc., 0.000%, 1/8/18 144A	1,000,000	1,000
Bank of America Corp., 1.400%, 1/8/18	1,000,000	1,000

The Accompanying Notes are an Integral Part of the Financial Statements.

64	Index 600 Stock Portfolio

Index 600 Stock Portfolio

Short-Term Investments (6.2%)	Shares/ $ Par	Value $ (000’s)

Commercial Paper continued
Microsoft Corp., 0.000%, 2/12/18 144A	1,000,000	998
Mondelez International, Inc., 0.000%, 1/11/18 144A	1,000,000	1,000
Pfizer, Inc., 0.000%, 1/31/18 144A	500,000	499
Pfizer, Inc., 0.000%, 2/8/18 144A (k)	500,000	499
Societe Generale SA, 0.000%, 3/5/18 144A	1,000,000	997
United Parcel Service, Inc., 0.000%, 3/5/18 144A	1,000,000	997
Wal-Mart Stores, Inc., 0.000%, 1/4/18 144A	1,000,000	1,000

Short-Term Investments (6.2%)	Shares/ $ Par	Value $ (000’s)

Commercial Paper continued
The Walt Disney Co., 0.000%, 1/19/18 144A	1,000,000	999

Total		8,989

Money Market Funds (1.3%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	2,830,814	2,831

Total		2,831

US Government & Agencies (0.9%)
Federal Home Loan Bank, 0.000%, 1/23/18	1,000,000	999

Short-Term Investments (6.2%)	Shares/ $ Par	Value $ (000’s)

US Government & Agencies continued
Federal Home Loan Bank, 0.000%, 2/9/18	1,000,000	999

Total		1,998

Total Short-Term Investments
(Cost: $13,820)		13,818

Total Investments (99.7%)
(Cost: $176,640)(a)		221,659

Other Assets, Less
Liabilities (0.3%)		689

Net Assets (100.0%)		222,348

*	Non-Income Producing

#	7-day yield as of December 31, 2017.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the value of these securities (in thousands) was $7,989 representing 3.6% of the net assets.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $176,833 and the net unrealized appreciation of investments based on that cost was $44,836 which is comprised of $54,895 aggregate gross unrealized appreciation and $10,059 aggregate gross unrealized depreciation.

(j)	Swap agreements outstanding on December 31, 2017.

Total Return Swaps

Reference Entity	Counterparty	Payment Made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
S&P SmallCap 600 Index	JP Morgan Chase Bank NA	1-Month USD LIBOR +22 Basis Points	S&P SmallCap 600 Index	5/18	13,439	$10	$10

(k)	Cash or securities with an aggregate value of $499 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2017.

(l)	Security valued using significant unobservable inputs.

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio	65

Index 600 Stock Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$203,137	$-	$-
Investment Companies	4,704	-	-
Short-Term Investments
Money Market Funds	2,831	-	-
All Others	-	10,987	-
Other Financial Instruments^
Total Return Swaps	-	10	-
Total Assets:	$210,672	$10,997	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

66	Index 600 Stock Portfolio

Small Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small-sized companies believed to be undervalued.	$673 million

Portfolio Overview

Mason Street Advisors, LLC, the investment adviser for the Small Cap Value Portfolio (“the Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000® Index at the time of purchase. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises.

Market Overview

U.S. stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. Throughout the year, hopes that President Trump’s proposals for lower tax rates, reduced regulation and increased infrastructure spending would be enacted supported the market. While the the U.S. Federal Reserve (the “Fed”) raised its interest rate target three times in 2017, the central bank’s moves were widely expected and did not disrupt equity markets. In the closing weeks of the year, Congress passed and President Trump signed legislation that reduced tax rates for corporations and closely held businesses, reduced marginal tax rates for individuals at most income levels, and changed the limits for various individual tax deductions. Most major stock indices finished the year near record levels amid expectations that the new tax law would add to economic growth in 2018. As measured by various Russell® Indices, large cap shares outperformed mid and small caps. Growth stocks soundly outperformed value across all market capitalizations.

Portfolio Results

The Portfolio returned 11.65% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the Russell 2000® Value Index (the “Index”), returned 7.84%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Small Cap Value Funds peer group was 8.75% for 2017.

While the Portfolio’s outperformance of the Index was primarily due to stock selection, sector weightings also contributed to a much lesser degree. The Portfolio’s Financials sector holdings significantly outpaced their benchmark counterparts, led by Green Dot, a provider of general purpose reloadable (GPR) cards in the U.S. The firm has recently taken on activist investor involvement and made moves to focus on operational improvement, in order to address a significant market opportunity. Green Dot will work with Intuit to provide debit cards for tax refund payments and with Apple to enable its peer-to-peer payments functionality. Shares of SVB Financial were boosted by expectations for a pro-growth agenda, rising interest rates and a less onerous regulatory environment.

Stock choices in the Information Technology, Utilities and Energy sectors made notable contributions to relative performance, while an overweight to Health Care, the top-performing sector in the Index, also helped. Within Health Care, diagnostic testing solutions firm Quidel was a notable contributor, as the company’s shares surged in mid-summer and rose through much of late 2017. Price increases were driven by Quidel’s purchase of assets being divested from Abbott Labs at a favorable price.

On the negative side, only the Industrials and Business Services sector weighed substantially on results relative to the Index. Circor, an industrial valve manufacturer, was a detractor, as exposure to oil end markets continued to weigh on share prices during the period. A slight underweight in the Consumer Discretionary sector was also a modest detractor.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Small cap shares as measured by various indices touched new highs in early December 2017 amid expectations that the U.S. tax reform legislation would become law. Now that it has, we expect smaller companies, and small cap value companies in particular, to benefit from the lower tax rates, as smaller companies generally pay a higher effective tax rate. We believe passage of the legislation improves the prospects of companies in a wide range of industries to book higher earnings, particularly as we expect the benefits of lower taxes to work their way through to consumers in many market segments. However, while the benefits of tax reform may prove stimulative for small cap value shares, it’s worth noting that longer-term benefits may prove fleeting. In our view, return on capital is determined primarily by industry competitive structure and pricing power, not tax policy.

Small Cap Value Portfolio	67

Small Cap Value Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Small Cap Value Portfolio	11.65%	13.04%	9.05%
Russell 2000® Value Index	7.84%	13.01%	8.17%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average	8.75%	12.96%	8.44%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest a portion of its assets in other investment companies, including open-end and closed-end funds, exchange-traded funds (“ETFs”), and business development companies (“BDCs”), and will bear its pro rata portion of such expenses. The market prices of ETFs, closed-end funds and BDCs may trade at a premium or discount to their net asset values and may be subject to trading halts by the applicable exchange, which may negatively impact the Portfolio. BDCs in particular may be less liquid and more adversely affected by poor economic or market conditions.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Home BancShares, Inc.	1.6%
East West Bancorp, Inc.	1.6%
Littelfuse, Inc.	1.6%
Landstar System, Inc.	1.5%
SVB Financial Group	1.3%
Belden, Inc.	1.3%
BankUnited, Inc.	1.2%
Green Dot Corp. - Class A	1.1%
PNM Resources, Inc.	1.1%
Atrion Corp.	1.1%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

68	Small Cap Value Portfolio

Small Cap Value Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (10.3%)
Aaron’s, Inc.	150,500	5,997
American Public Education, Inc.*	101,100	2,533
Cable One, Inc.	5,921	4,165
Capella Education Co.	63,200	4,892
Cavco Industries, Inc.*	33,800	5,158
Crocs, Inc.*	142,000	1,795
CSS Industries, Inc.	81,000	2,254
Culp, Inc.	87,700	2,938
Dorman Products, Inc.*	66,400	4,060
Express, Inc.*	215,000	2,182
ILG, Inc.	128,200	3,651
LCI Industries	52,800	6,864
Lumber Liquidators Holdings, Inc.*	149,800	4,702
Party City Holdco, Inc.*	185,461	2,587
Pool Corp.	42,700	5,536
Red Robin Gourmet Burgers, Inc.*	41,000	2,312
Scholastic Corp.	48,300	1,937
Sportsman’s Warehouse Holdings, Inc.*	242,468	1,603
Steven Madden, Ltd.*	93,800	4,381

Total		69,547

Consumer Staples (4.0%)
Energizer Holdings, Inc.	66,000	3,167
Nomad Foods, Ltd.*	441,000	7,457
Pinnacle Foods, Inc.	51,700	3,075
Post Holdings, Inc.*	40,400	3,201
PriceSmart, Inc.	41,522	3,575
The Simply Good Foods Co.*	142,000	2,025
SpartanNash Co.	106,200	2,833
Vector Group, Ltd.	83,255	1,863

Total		27,196

Energy (5.1%)
Andeavor Logistics LP	38,329	4,383
Centennial Resource Development, Inc.*	228,100	4,516
Frank’s International NV	349,700	2,326
Jagged Peak Energy, Inc.*	154,400	2,437
Keane Group, Inc.*	115,420	2,194
Matador Resources Co.*	195,800	6,095
Oceaneering International, Inc.	95,100	2,011
Parsley Energy, Inc. - Class A*	106,500	3,135
TETRA Technologies, Inc.*	583,700	2,492
WPX Energy, Inc.*	323,900	4,557

Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

Energy continued
WPX Energy, Inc.*	323,900	4,557

Total		34,146

Financials (30.5%)
Assured Guaranty, Ltd.	92,900	3,146
Atlantic Capital Bancshares, Inc.*	109,356	1,925
BankUnited, Inc.	203,500	8,286
Beneficial Bancorp, Inc.	250,639	4,123
CBOE Holdings, Inc.	48,188	6,004
CoBiz Financial, Inc.	244,200	4,882
Columbia Banking System, Inc.	169,500	7,363
East West Bancorp, Inc.	181,398	11,034
Employers Holdings, Inc.	84,500	3,752
First Hawaiian, Inc.	80,585	2,351
Glacier Bancorp, Inc.	158,600	6,247
Green Dot Corp. - Class A*	127,700	7,695
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	177,800	4,278
Hercules Capital, Inc.	289,200	3,794
Heritage Financial Corp. of Washington	96,900	2,984
Home BancShares, Inc.	476,100	11,069
Hope Bancorp, Inc.	212,000	3,869
Houlihan Lokey, Inc.	67,375	3,061
Howard Bancorp, Inc.*	80,499	1,771
Janus Henderson Group, PLC	81,252	3,109
Kinsale Capital Group, Inc.	57,224	2,575
Live Oak Bancshares, Inc.	83,026	1,980
Main Street Capital Corp.	64,500	2,563
Meridian Bancorp, Inc.	154,300	3,179
National Bank Holding Corp. - Class A	163,200	5,293
PCSB Financial Corp.*	91,594	1,745
PDL Community Bancorp*	99,708	1,514
Pinnacle Financial Partners, Inc.	44,000	2,917
Popular, Inc.	144,200	5,118
ProAssurance Corp.	113,800	6,504
Prosperity Bancshares, Inc.	104,800	7,343
Radian Group, Inc.	290,100	5,979
Redwood Trust, Inc.	139,400	2,066
Safeguard Scientifics, Inc.*	98,800	1,107
Safety Insurance Group, Inc.	30,700	2,468
South State Corp.	20,782	1,811

Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

Financials continued
State Auto Financial Corp.	96,600	2,813
Sterling Bancorp, Inc.*	56,183	714
Stifel Financial Corp.	42,900	2,555
SVB Financial Group*	37,000	8,649
Synovus Financial Corp.	55,100	2,641
Texas Capital Bancshares, Inc.*	60,000	5,334
TowneBank	200,200	6,156
TPG Specialty Lending, Inc.	120,000	2,376
United Financial Bancorp, Inc.	246,600	4,350
Webster Financial Corp.	92,233	5,180
Wintrust Financial Corp.	66,800	5,502
WSFS Financial Corp.	83,900	4,015

Total		205,190

Health Care (7.2%)
Analogic Corp.	30,000	2,513
Atrion Corp.	12,100	7,630
Ensign Group, Inc.	126,400	2,806
Haemonetics Corp.*	68,110	3,956
Halyard Health, Inc.*	124,940	5,770
Molina Healthcare, Inc.*	36,300	2,784
Puma Biotechnology, Inc.*	24,000	2,372
Quidel Corp.*	143,100	6,203
Select Medical Holdings Corp.*	176,400	3,113
WellCare Health Plans, Inc.*	23,100	4,646
West Pharmaceutical Services, Inc.	67,000	6,611

Total		48,404

Industrials (12.9%)
Aegion Corp.*	197,400	5,020
Beacon Roofing Supply, Inc.*	96,200	6,134
Blue Bird Corp.*	99,400	1,978
Brady Corp. - Class A	71,200	2,698
CIRCOR International, Inc.	61,000	2,969
Colfax Corp.*	64,100	2,540
ESCO Technologies, Inc.	99,200	5,977
FTI Consulting, Inc.*	76,900	3,304
Genesee & Wyoming, Inc. - Class A*	57,000	4,488
Hillenbrand, Inc.	57,590	2,574
Kaman Corp.	38,900	2,289
Kirby Corp.*	35,400	2,365
Landstar System, Inc.	96,400	10,035

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio	69

Small Cap Value Portfolio

Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Matthews International Corp. - Class A	32,600	1,721
McGrath RentCorp	85,908	4,036
MSA Safety, Inc.	32,400	2,512
Navigant Consulting, Inc.*	179,000	3,474
RBC Bearings, Inc.*	33,700	4,260
Sun Hydraulics Corp.	67,900	4,392
Thermon Group Holdings, Inc.*	97,900	2,317
Triumph Group, Inc.	189,450	5,153
Universal Forest Products, Inc.	113,300	4,262
Universal Logistics Holdings, Inc.	111,780	2,655

Total		87,153

Information Technology (8.7%)
Badger Meter, Inc.	74,600	3,566
Belden, Inc.	111,800	8,628
Cabot Microelectronics Corp.	36,700	3,453
Callidus Software, Inc.*	142,000	4,068
CarGurus, Inc.*	11,727	352
Conduent, Inc.*	107,700	1,740
CSRA, Inc.	116,000	3,471
GTT Communications, Inc.*	44,700	2,099
Harmonic, Inc.*	766,449	3,219
Knowles Corp.*	279,600	4,099
Littelfuse, Inc.	54,800	10,840
Lumentum Holdings, Inc.*	14,100	689
MaxLinear, Inc. - Class A*	68,300	1,804
Methode Electronics, Inc. - Class A	77,300	3,100
Rudolph Technologies, Inc.*	75,400	1,802
SYNNEX Corp.	41,100	5,588

Total		58,518

Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

Materials (5.2%)
American Vanguard Corp.	121,800	2,393
Carpenter Technology Corp.	102,000	5,201
Clearwater Paper Corp.*	99,500	4,517
Constellium NV - Class A*	161,300	1,798
Innospec, Inc.	27,995	1,976
KMG Chemicals, Inc.	93,305	6,166
Minerals Technologies, Inc.	54,100	3,725
Myers Industries, Inc.	252,700	4,928
New Gold, Inc.*	433,200	1,425
Reliance Steel & Aluminum Co.	31,200	2,677

Total		34,806

Real Estate (8.1%)
Acadia Realty Trust	134,900	3,691
American Assets Trust, Inc.	41,300	1,579
American Campus Communities, Inc.	60,341	2,476
Cedar Realty Trust, Inc.	917,100	5,576
Douglas Emmett, Inc.	80,100	3,289
EastGroup Properties, Inc.	60,300	5,329
Healthcare Realty Trust, Inc.	102,800	3,302
JBG SMITH Properties	115,159	3,999
Kilroy Realty Corp.	50,000	3,733
Potlatch Corp.	95,800	4,780
PS Business Parks, Inc.	35,000	4,378
Retail Opportunity Investments Corp.	105,000	2,095
Saul Centers, Inc.	63,700	3,934
Sunstone Hotel Investors, Inc.	163,000	2,694
Washington Real Estate Investment Trust	119,900	3,731

Total		54,586

Common Stocks (98.2%)	Shares/ $ Par	Value $ (000’s)

Utilities (6.2%)
Atmos Energy Corp.	43,000	3,693
California Water Service Group	75,900	3,442
Chesapeake Utilities Corp.	82,200	6,457
El Paso Electric Co.	64,900	3,592
MGE Energy, Inc.	17,000	1,073
NorthWestern Corp.	84,700	5,057
ONE Gas, Inc.	98,700	7,231
PNM Resources, Inc.	189,100	7,649
Portland General Electric Co.	76,600	3,491

Total		41,685

Total Common Stocks (Cost: $431,125)		661,231

Warrants (0.0%)

Consumer Staples (0.0%)
The Simply Good Foods Co. Warrants*	31,700	123

Total		123

Total Warrants
(Cost: $61)		123

Short-Term Investments (1.6%)

Money Market Funds (1.6%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	10,689,760	10,690

Total		10,690

Total Short-Term Investments
(Cost: $10,690)		10,690

Total Investments (99.8%)
(Cost: $441,876)(a)		672,044

Other Assets, Less
Liabilities (0.2%)		1,190

Net Assets (100.0%)		673,234

*	Non-Income Producing

#	7-day yield as of December 31, 2017.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $442,672 and the net unrealized appreciation of investments based on that cost was $229,373 which is comprised of $236,163 aggregate gross unrealized appreciation and $6,790 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

70	Small Cap Value Portfolio

Small Cap Value Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$661,231	$-	$-
Warrants	123	-	-
Short-Term Investments	10,690	-	-
Total Assets:	$672,044	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio	71

International Growth Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in securities of issuers from countries outside the U.S. that have above average growth potential.	$698 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Growth Portfolio (the “Portfolio”), has engaged FIAM LLC (“FIAM”) to act as sub-adviser for the Portfolio. FIAM is an indirect, wholly-owned subsidiary of FMR LLC (along with its affiliates, “Fidelity Investments”). Normally, the Portfolio will invest in the securities of issuers from countries outside the United States. The Portfolio invests in companies it believes operate in a market environment, or with a competitive advantage, that make it difficult for competition to disrupt current and future profitability, in combination with growth drivers that may offer above-average growth potential measured by factors such as earnings or revenue. In buying and selling securities for the Portfolio, the portfolio manager relies on fundamental analysis, which involves a “bottom-up” assessment of a company’s potential for success in light of factors such as its financial condition, earnings outlook, strategy, management, industry position and economic and market conditions.

Market Overview

Persistent and synchronized global economic growth — along with low volatility, low inflation and accommodative monetary policies — continued to support asset markets in 2017, especially stocks. Credit spreads tightened amid the “risk on” tone, boosting emerging market (“EM”) and high yield bonds. Steady longer-term interest rates kept high quality bond returns positive, and all major asset categories, including commodity securities and inflation protected debt, posted gains.

EM equities led the global stock rally for the fourth quarter in a row, bolstered by a weaker U.S. dollar, as well as by rising import demand and manufacturing activity, particularly in China. Developed market equities also had a strong year, with large cap growth stocks outpacing their value counterparts again.

At the sector level, Information Technology stocks led the way in both developed and emerging markets. Materials and Industrial stocks also did well in developed markets. On the EM side, Real Estate and Consumer Discretionary stocks were big contributors. The biggest sector laggards were Telecommunication Services, Energy and Utilities across the board.

Portfolio Results

The Portfolio returned 30.03% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the MSCI EAFE® Growth Index (the “Index”), returned 29.34%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the International Multi-Cap Growth Funds peer group was 30.01% for 2017.

A substantial overweight position and solid stock selection in the Information Technology sector accounted for the majority of the Portfolio’s outperformance, though stock selection in the Consumer Discretionary and Health Care sectors was also strong.

Within the Information Technology sector, long-time holdings drove most of the outperformance for the reporting period. Keyence, a Japan-based manufacturer of factory automation equipment, continued to benefit from manufacturers’ attempts to control labor costs, particularly in Asia. Alibaba Group continued to enjoy the benefits of its dominant competitive position and the tailwinds of Chinese consumer strength. Visa and Mastercard, while not “international” stocks in terms of country of domicile, both get more than half of their revenue and much of their growth outside the U.S. and are examples of companies benefiting from strong secular growth trends (online payments) and formidable barriers to entry that beget considerable pricing power.

Naspers, a media conglomerate headquartered in South Africa, was the Portfolio’s top individual performer for the reporting period and the main driver of outperformance in the Consumer Discretionary sector. The company’s minority investment in Chinese internet conglomerate Tencent fueled Nasper’s rise this year, though it is believed that its core businesses are being undervalued by the market.

In the Health Care sector, the Portfolio’s exposure to another secular growth theme, blood plasma, helped the Portfolio as a substantial overweighting in CSL Limited generated strong returns. The Portfolio also avoided most of the sector’s weaker performing pharmaceutical constituents due to concerns around drug pricing and regulation.

On the downside, stock selection in the Consumer Staples and Materials sectors detracted from relative performance. The Portfolio had trimmed many of the Consumer Staples positions early in the year as it became clear that distribution dominance

72	International Growth Portfolio

International Growth Portfolio (unaudited)

of the “big brands” was becoming more challenged. Unfortunately, it was not enough to avoid poor relative performance in Anheuser-Busch Inbev and Reckitt Benckiser Group, among others. In the Materials sector, the Portfolio’s exposure to building materials at the expense of metals and mining stocks, a group that typically does not meet the Portfolio’s investment criteria, hurt performance.

On a geographic basis, out-of-benchmark positions in several aforementioned EM stocks accounted for much of the outperformance, while stock selection in Europe detracted this year.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of FIAM, the Portfolio’s sub-adviser.

Regardless of the macro environment, the Portfolio Manager looks for companies with multiyear structural growth drivers, pricing power and attractive valuations. As the valuation of Japanese equities have risen over the past year, finding new ideas there, particularly among small cap stocks, has become much more difficult. As a result, comparatively more time will be spent examining potential opportunities in EM and peripheral European markets with improving economic prospects during the coming year.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
International Growth Portfolio	30.03%	7.14%	1.11%
MSCI EAFE® Growth Index (Gross)	29.34%	9.18%	3.05%
MSCI® All Country World (ex-US) Growth Index (Gross)	32.47%	8.36%	2.76%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Growth Funds Average	30.01%	8.10%	2.42%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Nestle SA	4.5%
SAP SE	3.0%
CSL, Ltd.	2.9%
Keyence Corp.	2.7%
Roche Holding AG	2.6%
Visa, Inc. - Class A	2.6%
AIA Group, Ltd.	2.5%
British American Tobacco PLC	2.4%
ASML Holding NV	2.3%
Mastercard, Inc. - Class A	2.2%

International Growth Portfolio	73

International Growth Portfolio (unaudited)

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

74	International Growth Portfolio

International Growth Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (10.6%)
Autoliv, Inc.	United States	59,000	7,498
Denso Corp.	Japan	128,600	7,721
Industria de Diseno Textil SA	Spain	185,081	6,437
Informa PLC	United Kingdom	716,368	6,969
InterContinental Hotels Group PLC, ADR	United Kingdom	194,089	12,327
Mohawk Industries, Inc.*	United States	25,500	7,035
Naspers, Ltd. - Class N	South Africa	50,600	14,099
Schibsted ASA - Class B	Norway	40,492	1,074
USS Co., Ltd.	Japan	510,000	10,789

Total			73,949

Consumer Staples (15.0%)
Alimentation Couche-Tard, Inc.	Canada	59,000	3,079
Anheuser-Busch InBev SA/NV	Belgium	135,200	15,080
BGF Retail Co., Ltd.	South Korea	20,767	4,074
British American Tobacco PLC	United Kingdom	249,000	16,805
Clicks Group, Ltd.	South Africa	304,571	4,458
Essity AB*	Sweden	121,800	3,449
Fomento Economico Mexicano SAB de CV, ADR	Mexico	32,500	3,052
Nestle SA	Switzerland	362,224	31,127
Philip Morris International, Inc.	United States	81,600	8,621
PriceSmart, Inc.	United States	30,000	2,583
Reckitt Benckiser Group PLC	United Kingdom	131,533	12,286

Total			104,614

Energy (0.7%)
Pason Systems, Inc.	Canada	91,400	1,323
PrairieSky Royalty, Ltd.	Canada	75,200	1,918
Tupras Turkiye Petrol Rafinerileri AS	Turkey	57,000	1,827

Total			5,068

Financials (11.2%)
AIA Group, Ltd.	Hong Kong	2,051,088	17,492
Azimut Holding SpA	Italy	16,028	307
Berkshire Hathaway, Inc. - Class B*	United States	44,100	8,742
Housing Development Finance Corp., Ltd.	India	270,858	7,250
Itau Unibanco Holding SA	Brazil	71,700	811
Jyske Bank A/S	Denmark	63,200	3,587
KBC Group NV	Belgium	65,032	5,541
Moody’s Corp.	United States	29,600	4,369
MSCI, Inc.	United States	46,700	5,909
Prudential PLC	United Kingdom	492,921	12,673
S&P Global, Inc.	United States	37,700	6,386
Svenska Handelsbanken AB	Sweden	363,600	4,963

Total			78,030

Common Stocks (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

Health Care (11.6%)
Bayer AG	Germany	102,905	12,799
CSL, Ltd.	Australia	186,476	20,524
Essilor International SA	France	43,421	5,988
Hoya Corp.	Japan	143,800	7,185
Novo Nordisk A/S, ADR	Denmark	103,299	5,544
Olympus Corp.	Japan	115,900	4,438
ResMed, Inc.	United States	69,600	5,894
Roche Holding AG	Switzerland	72,540	18,348

Total			80,720

Industrials (16.8%)
ANDRITZ AG	Austria	140,154	7,914
Assa Abloy AB	Sweden	647,400	13,434
Atlas Copco AB	Sweden	220,400	9,493
Auckland International Airport, Ltd.	New Zealand	452,587	2,077
BAE Systems PLC	United Kingdom	706,500	5,434
Canadian Pacific Railway, Ltd.	Canada	17,300	3,161
East Japan Railway Co.	Japan	70,200	6,844
Edenred	France	119,700	3,468
Elis SA	France	117,025	3,231
Fagerhult AB	Sweden	357,600	4,378
Howden Joinery Group PLC	United Kingdom	213,100	1,342
Interpump Group SpA	Italy	177,700	5,586
Komatsu, Ltd.	Japan	262,200	9,498
MISUMI Group, Inc.	Japan	275,200	7,974
MTU Aero Engines AG	Germany	18,100	3,237
OSG Corp.	Japan	157,000	3,396
Prosegur Cia de Seguridad SA	Spain	460,900	3,620
Safran SA	France	60,100	6,180
Schindler Holding AG	Switzerland	32,557	7,469
SHO-BOND Holdings Co., Ltd.	Japan	60,400	4,295
Transurban Group	Australia	531,124	5,141

Total			117,172

Information Technology (21.0%)
58.com, Inc., ADR*	Cayman Islands	45,100	3,228
Alibaba Group Holding, Ltd., ADR*	China	50,279	8,670
Alphabet, Inc. - Class A*	United States	11,200	11,798
Amadeus IT Group SA	Spain	168,900	12,157
ASML Holding NV	Netherlands	93,400	16,204
Keyence Corp.	Japan	34,000	18,984
Mastercard, Inc. - Class A	United States	100,700	15,242
NAVER Corp.*	South Korea	3,931	3,192
Nintendo Co., Ltd.	Japan	9,300	3,386
Playtech PLC	Isle Of Man	293,875	3,404
Rightmove PLC	United Kingdom	28,400	1,725
SAP SE	Germany	184,995	20,743
Spectris PLC	United Kingdom	80,700	2,698

International Growth Portfolio	75

International Growth Portfolio

Common Stocks (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	931,000	7,154
Visa, Inc. - Class A	United States	158,125	18,029

Total			146,614

Materials (6.7%)
CRH PLC, ADR	Ireland	350,400	12,646
Elementis PLC	United Kingdom	469,100	1,824
Franco-Nevada Corp.	Canada	46,100	3,684
James Hardie Industries PLC	Ireland	593,671	10,451
Martin Marietta Materials, Inc.	United States	29,000	6,410
The Sherwin-Williams Co.	United States	21,500	8,816
Svenska Cellulosa AB SCA	Sweden	118,800	1,222
Tikkurila Oyj	Finland	84,300	1,799

Total			46,852

Real Estate (2.0%)
BUWOG AG*	Austria	115,733	3,984
Hispania Activos Inmobiliarios SOCIMI SA	Spain	116,660	2,195
Merlin Properties Socimi SA	Spain	131,200	1,776
Mitsui Fudosan Co., Ltd.	Japan	170,200	3,815
Shaftesbury PLC	United Kingdom	134,700	1,899

Total			13,669

Common Stocks (96.2%)	Country	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (0.6%)
Safaricom, Ltd.	Kenya	15,455,100	4,044

Total			4,044

Total Common Stocks
(Cost: $532,301)			670,732

Preferred Stocks (0.4%)

Financials (0.4%)
Itau Unibanco Holding SA	Brazil	241,500	3,128

Total Preferred Stocks
(Cost: $3,090)			3,128

Short-Term Investments (3.2%)

Money Market Funds (3.2%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	United States	22,035,734	22,036

Total Short-Term Investments
(Cost: $22,036)			22,036

Total Investments (99.8%)
(Cost: $557,427)(a)			695,896

Other Assets, Less
Liabilities (0.2%)			1,685

Net Assets (100.0%)			697,581

*	Non-Income Producing

#	7-day yield as of December 31, 2017.

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $560,107 and the net unrealized appreciation of investments based on that cost was $135,731 which is comprised of $142,341 aggregate gross unrealized appreciation and $6,610 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United States	20.0%
Japan	12.7%
United Kingdom	10.9%
Switzerland	8.2%
Sweden	5.3%
Germany	5.3%
Other	37.4%
Total	99.8%

The Accompanying Notes are an Integral Part of the Financial Statements.

76	International Growth Portfolio

International Growth Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Consumer Discretionary	$26,860	$47,089	$-
Consumer Staples	21,408	83,206	-
Energy	3,241	1,827	-
Financials	25,406	52,624	-
Health Care	11,438	69,282	-
Industrials	3,161	114,011	-
Information Technology	56,967	89,647	-
Materials	31,556	15,296	-
All Others	-	17,713	-
Preferred Stocks	-	3,128	-
Short-Term Investments	22,036	-	-
Total Assets:	$202,073	$493,823	$-

For the period ended December 31, 2017, there were transfers from Level 1 to Level 2 in the amount of $444,103 (in thousands). These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2017.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio	77

Research International Core Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign equity securities, including emerging markets.	$658 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Research International Core Portfolio (the “Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in foreign equity securities, including emerging market equity securities. A team of investment research analysts selects investments for the Portfolio using a “bottom up” investment approach. The Portfolio allocates assets to analysts by broad market sectors, which generally approximate the sector weightings in the MSCI EAFE® Index. The Portfolio may invest in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio also may invest in companies of any size.

Market Overview

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced, helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the U.S. during the period, fueled in part by a more lenient U.S. regulatory backdrop and a significant cut in corporate tax rates.

Global markets benefited as commodity prices strengthened, growth prospects improved and inflation moved higher. As a result, DM central banks reduced monetary stimulus. The U.S. Federal Reserve increased interest rates by 25 basis points three times during the period. The European Central Bank continued its quantitative easing program at the end of the period but halved the amount of its monthly asset purchases. In addition, the Bank of England hiked its base rate for the first time in a decade. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections. Additionally, European economic growth reflected a generally calmer political economic backdrop.

Portfolio Results

The Portfolio returned 28.21% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s primary and secondary benchmarks, the MSCI® All Country World (ex-U.S.) Index (the “Index”) and the MSCI EAFE® Index, returned 27.77% and 25.62%, respectively. (These Indices are unmanaged, cannot be invested in directly, and do not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return of the International Multi-Cap Core Funds peer group was 25.27% for 2017.

Strong stock selection in the Materials sector contributed to performance relative to the MSCI All Country World ex-U.S. Index. Within this sector, overweight positions in paint and specialty chemicals manufacturer Akzo Nobel (Netherlands), specialty chemical products maker Sika (Switzerland), industrial gas supplier Linde (Germany) and specialty chemical products producer Croda International (U.K.) helped relative performance.

Stock selection in both the Financials and Health Care sectors also aided relative results. Within the Financials sector, an overweight position in insurance company AIA Group (Hong Kong) and the Portfolio’s holdings of banking firm HDFC Bank (India) supported relative returns. Within the Health Care sector there were no individual stocks among the Portfolio’s largest relative contributors during the reporting period.

Stocks in other sectors that contributed to relative performance included overweight positions in electrical and electronic products manufacturer Techtronic Industries (Hong Kong), household fixture manufacturer Toto (Japan) and luxury goods company LVMH (France). Additionally, holdings of real estate company Leg Immobilien (Germany) further supported relative results.

In contrast, stock selection in both the Information Technology and Energy sectors detracted from relative performance. Within the Information Technology sector, not owning shares of internet-based multiple services company Tencent (China) held back relative returns.

Stocks in other sectors that detracted from relative performance included overweight positions in supply chain support services and information management solutions provider Brambles (Australia), advertising and marketing firm WPP Group (U.K.), telecommunications company KDDI (Japan), tobacco company Japan Tobacco (Japan), pharmaceutical and diagnostic company Roche Holding (Switzerland), parcel delivery services company Yamato (Japan), financial services firm Barclays (U.K.) and global engineering company GKN (U.K.).

78	Research International Core Portfolio

Research International Core Portfolio (unaudited)

Portfolio Manager Outlook

The following forward-looking comments are the opinion of MFS®, the Portfolio’s sub-adviser.

Regardless of changing economic and market conditions, we will continue to adhere to our investment process, building a Portfolio of fundamentally sound companies. The Portfolio is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Because of this approach, the Portfolio’s sector weightings vary only modestly from those of the general foreign market. Instead, we attempt to outperform the Index by holding what we believe to be the most attractive opportunities among growth and value companies within each sector of the market without regard to market capitalization.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Research International Core Portfolio	28.21%	6.82%	1.95%
MSCI® All Country World (ex-US) Index (Gross)	27.77%	7.28%	2.31%
MSCI EAFE® Index (Gross)	25.62%	8.39%	2.42%
Lipper® Variable Insurance Products (VIP) International Mulit-Cap Core Funds Average	25.27%	7.03%	1.71%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of that sector.

Research International Core Portfolio	79

Research International Core Portfolio (unaudited)

   Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Nestle SA	3.2%
Roche Holding AG	2.7%
Bayer AG	2.4%
Schneider Electric SE	2.0%
AIA Group, Ltd.	1.9%
UBS Group AG	1.9%
Linde AG	1.8%
Novo Nordisk A/S	1.8%
Reckitt Benckiser Group PLC	1.8%
Danone SA	1.7%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

80	Research International Core Portfolio

Research International Core Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (98.0%)		Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (8.2%)
Ctrip.com International, Ltd.*	Cayman Islands	48,167	2,124
Dollarama, Inc.	Canada	26,661	3,331
Esprit Holdings, Ltd.*	Bermuda	330,300	176
GKN PLC	United Kingdom	1,440,837	6,187
JD.com, Inc., ADR*	Cayman Islands	72,467	3,002
Koito Manufacturing Co., Ltd.	Japan	99,600	7,004
LVMH Moet Hennessy Louis Vuitton SE	France	29,804	8,755
Paddy Power Betfair PLC	Ireland	30,417	3,623
Techtronic Industries Co., Ltd.	Hong Kong	1,049,500	6,840
USS Co., Ltd.	Japan	359,500	7,605
WPP PLC	Jersey	303,783	5,505

Total			54,152

Consumer Staples (11.3%)
Ambev SA, ADR	Brazil	484,550	3,130
Booker Group PLC	United Kingdom	1,244,894	3,833
Danone SA	France	133,682	11,207
Japan Tobacco, Inc.	Japan	251,200	8,091
L’Oreal SA	France	37,968	8,411
Nestle SA	Switzerland	246,702	21,200
Reckitt Benckiser Group PLC	United Kingdom	123,728	11,557
Sundrug Co., Ltd.	Japan	144,000	6,698

Total			74,127

Energy (5.7%)
BP PLC	United Kingdom	1,247,536	8,798
Cairn Energy PLC*	United Kingdom	794,016	2,273
Caltex Australia, Ltd.	Australia	149,765	3,972
Enbridge, Inc.	Canada	119,493	4,673
Eni SpA	Italy	327,464	5,415
Galp Energia SGPS SA	Portugal	243,946	4,482
Oil Search, Ltd.	Papua New Guinea	686,268	4,175
Schlumberger, Ltd.	Curaçao	53,054	3,576

Total			37,364

Financials (21.3%)
AEON Financial Service Co., Ltd.	Japan	349,300	8,112
AIA Group, Ltd.	Hong Kong	1,493,200	12,735
AIB Group PLC	Ireland	821,054	5,418
AMP, Ltd.	Australia	654,848	2,646
Aon PLC	United Kingdom	43,946	5,889
Barclays PLC	United Kingdom	2,638,212	7,193
BNP Paribas SA	France	138,341	10,317
Cerved Information Solutions SpA	Italy	151,291	1,921
DNB ASA	Norway	311,594	5,761
Erste Group Bank AG*	Austria	131,367	5,665
HDFC Bank, Ltd.	India	170,618	5,002
Hiscox, Ltd.	Bermuda	322,222	6,351

Common Stocks (98.0%)		Shares/ $ Par	Value $ (000’s)

Financials continued
Intesa Sanpaolo SpA	Italy	2,199,004	7,293
Julius Baer Group, Ltd.*	Switzerland	116,090	7,097
Jyske Bank A/S	Denmark	87,783	4,982
KBC Group NV	Belgium	86,762	7,392
Mitsubishi UFJ Financial Group, Inc.	Japan	1,152,000	8,453
Swiss Re AG	Switzerland	48,153	4,508
TMX Group, Ltd.	Canada	59,503	3,334
UBS Group AG*	Switzerland	686,905	12,621
Zurich Insurance Group AG	Switzerland	25,287	7,691

Total			140,381

Health Care (9.3%)
Bayer AG	Germany	128,246	15,950
Novo Nordisk A/S	Denmark	220,366	11,844
Roche Holding AG	Switzerland	69,443	17,565
Santen Pharmaceutical Co., Ltd.	Japan	549,800	8,632
Terumo Corp.	Japan	157,100	7,423

Total			61,414

Industrials (15.9%)
Aena SA	Spain	17,321	3,507
Brambles, Ltd.	Australia	911,748	7,148
Daikin Industries, Ltd.	Japan	81,200	9,613
GEA Group AG	Germany	145,327	6,968
Hitachi, Ltd.	Japan	362,000	2,816
Kubota Corp.	Japan	487,400	9,544
Legrand SA	France	63,403	4,875
Linde AG*	Germany	51,371	12,018
Malaysia Airports Holdings Bhd	Malaysia	1,236,600	2,693
RELX NV	Netherlands	357,219	8,212
Ritchie Bros Auctioneers, Inc.	Canada	96,449	2,888
Schindler Holding AG	Switzerland	29,501	6,789
Schneider Electric SE *	France	151,712	12,867
TOTO, Ltd.	Japan	167,200	9,857
Yamato Holdings Co., Ltd.	Japan	243,000	4,892

Total			104,687

Information Technology (10.3%)
Alibaba Group Holding, Ltd., ADR*	Cayman Islands	16,816	2,900
Amadeus IT Group SA	Spain	91,982	6,621
Broadcom, Ltd.	Singapore	12,007	3,085
Check Point Software Technologies, Ltd.*	Israel	36,895	3,823
Cognizant Technology Solutions Corp. - Class A	United States	127,003	9,020
EPAM Systems, Inc.*	United States	45,809	4,921
Just Eat PLC*	United Kingdom	343,475	3,603
Mastercard, Inc. - Class A	United States	31,568	4,778
Mellanox Technologies, Ltd.*	Israel	57,168	3,699
NAVER Corp.	South Korea	6,614	5,370

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio	81

Research International Core Portfolio

Common Stocks (98.0%)		Shares/ $ Par	Value $ (000’s)

Information Technology continued
Nomura Research Institute, Ltd.	Japan	97,700	4,538
Samsung Electronics Co., Ltd.	South Korea	1,247	2,963
Scout24 AG	Germany	46,385	1,894
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	880,189	6,763
Telefonaktiebolaget LM Ericsson - Class B	Sweden	603,950	3,959

Total			67,937

Materials (6.8%)
Akzo Nobel NV	Netherlands	112,964	9,881
Croda International PLC	United Kingdom	132,692	7,923
Nippon Paint Holdings Co., Ltd.	Japan	94,500	2,978
Orica, Ltd.	Australia	203,466	2,871
Rio Tinto PLC	United Kingdom	162,662	8,585
Sika AG	Switzerland	836	6,627
Symrise AG	Germany	67,619	5,798

Total			44,663

Real Estate (2.5%)
Grand City Properties SA	Luxembourg	285,194	6,708
LEG Immobilien AG	Germany	86,974	9,927

Total			16,635

Telecommunication Services (4.0%)
Advanced Info Service PCL	Thailand	681,800	3,996
Cellnex Telecom SA	Spain	217,701	5,572

Common Stocks (98.0%)		Shares/ $ Par	Value $ (000’s)

Telecommunication Services continued
Com Hem Holding AB	Sweden	163,262	2,495
KDDI Corp.	Japan	295,700	7,362
SoftBank Group Corp.	Japan	84,800	6,700

Total			26,125

Utilities (2.7%)
APA Group	Australia	597,865	3,880
China Resources Gas Group, Ltd.	Bermuda	1,188,000	4,292
CLP Holdings, Ltd.	Hong Kong	520,500	5,326
Iberdrola, SA	Spain	515,266	3,988

Total			17,486

Total Common Stocks
(Cost: $529,423)			644,971

Short-Term Investments (2.2%)

US Government & Agencies (2.2%)
Federal Home Loan Bank, 0.000%, 1/2/18		14,438,000	14,438

Total Governments
(Cost: $14,438)			14,438

Total Investments (100.2%)
(Cost: $543,861)(a)			659,409

Other Assets, Less
Liabilities (-0.2%)			(1,404)

Net Assets (100.0%)			658,005

*	Non-Income Producing

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $547,271 and the net unrealized appreciation of investments based on that cost was $112,138 which is comprised of $123,108 aggregate gross unrealized appreciation and $10,970 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
Japan	18.3%
Switzerland	12.8%
United Kingdom	10.0%
France	8.6%
Germany	8.0%
United States	5.0%
Other	37.5%
Total	100.2%

The Accompanying Notes are an Integral Part of the Financial Statements.

82	Research International Core Portfolio

Research International Core Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Consumer Discretionary	$8,457	$45,696	$-
Consumer Staples	3,130	70,997	-
Energy	8,249	29,115	-
Financials	14,641	125,739	-
Industrials	2,888	101,799	-
Information Technology	32,225	35,712	-
All Others	-	166,323	-
Short-Term Investments	-	14,438	-
Total Assets:	$69,590	$589,819	$-

For the period ended December 31, 2017, there were transfers from Level 1 to Level 2 in the amount of $497,184 (in thousands). These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2017.

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio	83

International Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Any income realized will be incidental.	Invests primarily in equity securities of issuers outside of the U.S. with favorable long-term potential relative to current market values.	$1.9 billion

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Equity Portfolio (“the Portfolio”), has engaged Templeton Investment Counsel, LLC (“Templeton”) to act as sub-adviser for the Portfolio. The Portfolio may purchase securities in any foreign country, including those with developed markets and emerging markets. The Portfolio’s investments in equity securities may include small, medium and large capitalization issues that are believed to be undervalued. The Portfolio’s strategy reflects a “bottom up”, value oriented and long-term investment philosophy. In choosing equity investments, the Portfolio will focus on the market price of a company’s securities in relation to the company’s long-term earnings (typically 5 years), asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Market Overview

The global economy grew moderately during the reporting period. Global developed and emerging market stocks rose significantly, as measured by the MSCI® All Country World Index. Global markets reflected investor concerns about political uncertainty in the U.S. and the European Union (E.U.), the terms of the U.K.’s exit from the E.U., geopolitical tensions in various regions, global oil oversupply and hawkish comments from key central bankers around the world. However, global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the European Central Bank’s extension of its monetary easing program, and investor optimism about pro-growth and pro-business policies in the U.S. The prospect for reforms in the E.U. with the election of Emmanuel Macron as France’s president, encouraging corporate earnings reports and the passage of the U.S. tax reform bill also supported global stocks.

Portfolio Results

The Portfolio returned 22.30% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the MSCI® All Country World (ex-US) Index (the “Index”), returned 27.77%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund rating agency, the average return for the International Multi-Cap Value Funds peer group was 22.28% for 2017.

International equities rallied in 2017 as investors looked beyond political turmoil and nascent monetary policy tightening, focusing instead on global growth and fiscal stimulus that could potentially help earnings growth. The Portfolio delivered solid absolute gains but trailed the Index as a challenging environment for value investors contributed to stock-specific setbacks.

Health Care was the biggest sector detractor, pressured by stock selection and an overweighting. Israeli generic drug maker Teva Pharmaceutical Industries declined after reducing its guidance, leading to concerns about its debt profile. The portfolio manager’s analysis indicated that Teva did not have a liquidity problem and should be able to address balance sheet issues, cut costs and deliver on a more conservative outlook. The Health Care sector remained subject to concerns about generic competition, regulatory scrutiny and a consolidating payor sector, all of which were believed to be overstated and addressable.

The Portfolio’s overweight position and stock-specific weakness in Energy also hurt relative results. U.K.-based oilfield services company Petrofac Limited declined amid a regulatory investigation. The portfolio manager had been constructive on the stock given his view that it had a healthy backlog, strategic refocus on core assets and prudent balance sheet deleveraging, but the escalating fraud investigation seemed to be a thesis changer, and the position was divested to avoid further downside risk. More broadly, the decision to remain overweight in Energy despite fears of a supply glut proved beneficial as oil rallied and the sector outperformed in the second half.

Turning to contributors, stock selection and an underweight position worked well in the Financials sector, led by Asian and European lenders. Select European and Asian markets benefited from an economic upturn and the potential for incrementally tighter monetary policy. Stock selection and underweight allocations also drove Consumer Staples and Utilities outperformance relative to the benchmark; the portfolio manager remained cautious on these sectors, which he considered expensive bond proxies.

Regionally, stock-specific weakness among underweighted Asian and over-weighted European holdings detracted from relative results.

84	International Equity Portfolio

International Equity Portfolio (unaudited)

Portfolio Manager Outlook

The following forward looking comments are the opinion of Templeton, the Portfolio’s sub-adviser.

After outperforming growth in 2016, value lagged in 2017 by the most in two decades, marking the tenth year out of the past eleven that global value has underperformed global growth. In our view, value’s headwinds stem largely from unconventional monetary policies, which, since the global financial crisis, have depressed interest rates and sent investors out the risk curve in search of growth and yield. We believe these policies are unsustainable for three reasons. First, they increase social inequality, which has political consequences; second, they inflate asset prices, which creates stability risks; and third, rising inflationary pressures and falling unemployment gives data-dependent central bankers cause to begin reversing such policies. As policies transition, we believe the mature cycle could eventually change and with it the conditions unfavorable to value. We would not want to own the leaders of the last cycle during this transition: the growth stocks and bond proxies trading at valuations we consider expensive. However, the stocks left behind—those of companies whose long-term fundamentals have been overlooked and undervalued by a myopic market—appear to us well positioned over a long-term investment horizon we believe is likely to include an inflection point in this mature cycle.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
International Equity Portfolio	22.30%	6.37%	1.83%
MSCI® All Country World (ex-US) Index (Gross)	27.77%	7.28%	2.31%
MSCI EAFE® Index (Gross)	25.62%	8.39%	2.42%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Value Funds Average	22.28%	7.22%	1.29%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of that sector.

International Equity Portfolio	85

International Equity Portfolio (unaudited)

Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Samsung Electronics Co., Ltd.	3.3%
BP PLC	2.1%
Standard Chartered PLC	1.9%
Royal Dutch Shell PLC - Class B	1.9%
Galp Energia SGPS SA	1.8%
HSBC Holdings PLC	1.7%
Telenor ASA	1.6%
TOTAL SA	1.5%
Vodafone Group PLC	1.5%
Baidu, Inc., ADR	1.5%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

86	International Equity Portfolio

International Equity Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (97.1%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (5.3%)
Cie Generale des Etablissements Michelin	France	131,608	18,852
Kingfisher PLC	United Kingdom	5,779,010	26,345
Panasonic Corp.	Japan	1,075,080	15,744
Ryohin Keikaku Co., Ltd.	Japan	75,300	23,445
SES SA	Luxembourg	1,088,580	16,963

Total			101,349

Consumer Staples (2.3%)
Kirin Holdings Co., Ltd.	Japan	863,000	21,713
Seven & i Holdings Co., Ltd.	Japan	134,300	5,578
Suntory Beverage & Food, Ltd.	Japan	401,300	17,846

Total			45,137

Energy (12.8%)
BP PLC	United Kingdom	5,622,920	39,656
Eni SpA	Italy	1,605,485	26,550
Galp Energia SGPS SA	Portugal	1,849,900	33,985
Husky Energy, Inc.*	Canada	1,138,760	16,080
Inpex Corp.	Japan	952,120	11,915
Kunlun Energy Co., Ltd.	Bermuda	13,549,350	14,120
PTT Exploration & Production PCL	Thailand	1,876,300	5,757
Royal Dutch Shell PLC - Class B	United Kingdom	1,055,335	35,593
SBM Offshore NV	Netherlands	1,371,290	24,130
Suncor Energy, Inc.	Canada	255,440	9,378
TOTAL SA	France	535,650	29,555

Total			246,719

Financials (20.6%)
Aegon NV	Netherlands	3,999,610	25,490
AIA Group, Ltd.	Hong Kong	2,358,020	20,110
AXA SA	France	744,155	22,055
Bangkok Bank PCL	Thailand	4,208,000	26,078
Bank of Ireland Group PLC*	Ireland	966,600	8,223
Barclays PLC	United Kingdom	9,127,140	24,886
BNP Paribas SA	France	371,430	27,699
China Life Insurance Co., Ltd.	China	6,331,010	19,764
Credit Agricole SA	France	768,660	12,698
DBS Group Holdings, Ltd.	Singapore	1,447,180	26,796
Hana Financial Group, Inc.	South Korea	344,710	16,039
HSBC Holdings PLC	United Kingdom	3,236,027	33,058
ING Groep NV	Netherlands	1,283,032	23,609
KB Financial Group, Inc., ADR*	South Korea	237,530	13,898
Standard Chartered PLC*	United Kingdom	3,417,202	35,960
Swiss Re AG	Switzerland	182,382	17,072
UBS Group AG*	Switzerland	1,171,840	21,532
UNIQA Insurance Group AG	Austria	1,268,484	13,419

Common Stocks (97.1%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
United Overseas Bank, Ltd.	Singapore	477,240	9,415

Total			397,801

Health Care (14.4%)
Astellas Pharma, Inc.	Japan	1,493,930	18,975
Bayer AG	Germany	209,050	26,001
Getinge AB - Class B	Sweden	676,171	9,770
GlaxoSmithKline PLC	United Kingdom	503,400	8,904
Merck KGaA	Germany	251,030	27,033
MorphoSys AG*	Germany	256,240	23,456
Qiagen NV*	Netherlands	378,752	11,827
Roche Holding AG	Switzerland	96,190	24,331
Sanofi	France	304,975	26,259
Shanghai Pharmaceuticals Holding Co., Ltd.	China	5,366,610	14,492
Shire PLC	Jersey	466,660	24,205
Sinopharm Group Co., Ltd.	China	2,825,200	12,169
Teva Pharmaceutical Industries, Ltd., ADR	Israel	1,501,760	28,458
UCB SA	Belgium	275,350	21,820

Total			277,700

Industrials (8.2%)
BAE Systems PLC	United Kingdom	2,968,690	22,833
Cie de Saint-Gobain	France	460,830	25,362
CK Hutchison Holdings, Ltd.	Cayman Islands	2,040,070	25,613
IHI Corp.	Japan	368,800	12,277
Rolls-Royce Holdings PLC*	United Kingdom	1,926,730	21,928
Siemens AG	Germany	159,550	22,138
Siemens AG, ADR	Germany	101,560	7,035
Travis Perkins PLC	United Kingdom	956,600	20,226

Total			157,412

Information Technology (10.6%)
Baidu, Inc., ADR*	China	122,680	28,733
Infineon Technologies AG	Germany	685,510	18,723
Konica Minolta, Inc.	Japan	2,077,820	19,999
NetEase, Inc.	Cayman Islands	23,770	8,202
Omron Corp.	Japan	229,700	13,681
Pegatron Corp.	Taiwan	585,330	7,103
Quanta Computer, Inc.	Taiwan	4,807,820	9,983
Samsung Electronics Co., Ltd.*	South Korea	26,820	63,719
SAP SE	Germany	84,650	9,492
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3,188,135	24,498

Total			204,133

Materials (9.1%)
Akzo Nobel NV	Netherlands	256,360	22,424
CRH PLC	Ireland	558,050	20,001
HeidelbergCement AG	Germany	249,870	27,049

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio	87

International Equity Portfolio

Common Stocks (97.1%)	Country	Shares/ $ Par	Value $ (000’s)

Materials continued
LANXESS AG	Germany	334,970	26,634
Novozymes A/S	Denmark	308,870	17,645
Sumitomo Metal Mining Co., Ltd.	Japan	517,350	23,735
Tahoe Resources, Inc.	Canada	667,970	3,204
thyssenkrupp AG	Germany	378,970	11,004
Wheaton Precious Metals Corp.	Canada	317,420	7,018
Yara International ASA	Norway	375,770	17,200

Total			175,914

Real Estate (1.9%)
CK Asset Holdings, Ltd.	Cayman Islands	2,040,070	17,832
Mitsui Fudosan Co., Ltd.	Japan	811,700	18,197

Total			36,029

Telecommunication Services (9.4%)
China Mobile, Ltd.	China	2,050,700	20,758
China Telecom Corp., Ltd. - Class H	China	50,940,160	24,237
Singapore Telecommunications, Ltd.	Singapore	10,531,850	28,111
SoftBank Group Corp.	Japan	362,440	28,634
Telefonica Deutschland Holding AG	Germany	3,793,460	19,050
Telenor ASA	Norway	1,440,340	30,853
Vodafone Group PLC	United Kingdom	9,251,794	29,227

Total			180,870

Utilities (2.5%)
Innogy SE	Germany	453,620	17,678
Orsted A/S	Denmark	171,790	9,359

Common Stocks (97.1%)	Country	Shares/ $ Par	Value $ (000’s)

Utilities continued
Veolia Environnement SA	France	832,890	21,250

Total			48,287

Total Common Stocks
(Cost: $1,535,291)			1,871,351

Preferred Stocks (0.4%)

Health Care (0.4%)
Draegerwerk AG & Co. KGaA	Germany	92,710	8,039

Total Preferred Stocks
(Cost: $11,723)			8,039

Short-Term Investments (2.4%)

Money Market Funds (2.0%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	United States	38,877,938	38,878

Total			38,878

US Government & Agencies (0.4%)
Federal Home Loan Bank, 0.000%, 1/2/18	United States	6,500,000	6,500

Total			6,500

Total Short-Term Investments
(Cost: $45,378)			45,378

Total Investments (99.9%)
(Cost: $1,592,392)(a)			1,924,768

Other Assets, Less
Liabilities (0.1%)			2,905

Net Assets (100.0%)			1,927,673

*	Non-Income Producing

#	7-day yield as of 12/31/2017

ADR after the name of a security represents—American Depositary Receipt.

GDR after the name of a security represents—Global Depositary Receipt.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,596,161 and the net unrealized appreciation of investments based on that cost was $328,607 which is comprised of $410,967 aggregate gross unrealized appreciation and $82,360 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
United Kingdom	15.5%
Germany	12.6%
Japan	12.0%
France	9.5%
China	6.2%
Netherlands	5.6%
Other	38.4%
Total	99.9%

The Accompanying Notes are an Integral Part of the Financial Statements.

88	International Equity Portfolio

International Equity Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks
Energy	$25,459	$221,260	$-
Financials	13,898	383,903	-
Health Care	28,458	249,242	-
Industrials	7,035	150,377	-
Information Technology	44,038	160,095	-
Materials	10,222	165,692	-
All Others	-	411,672	-
Preferred Stocks	-	8,039	-
Short-Term Investments	38,878	6,500	-
Total Assets:	$167,988	$1,756,780	$-

For the period ended December 31, 2017, there were transfers from Level 1 to Level 2 in the amount of $1,545,591 (in thousands). These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2017.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio	89

Emerging Markets Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital Appreciation.	Invest in equity securities of issuers that are tied economically to emerging market countries.	$718 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Emerging Markets Equity Portfolio (“the Portfolio”), has engaged Aberdeen Asset Managers Limited (“Aberdeen”) to act as sub-adviser for the Portfolio. Aberdeen was appointed sub-adviser to the Portfolio effective March 24, 2017. Prior to that time, the Portfolio was sub-advised by Massachusetts Financial Services Company (“MFS®”). The Portfolio normally invests in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries include countries determined by the Portfolio’s portfolio managers to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. The Portfolio may invest in companies of any size. The Portfolio employs a fundamental “bottom up” equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Investments are identified for their long-term, fundamental value.

Market Overview

Emerging market equities rallied in 2017. While geopolitical tensions occasionally threatened global risk appetites, sentiment was boosted by improving corporate earnings, buoyant economic signals worldwide and stabilizing oil prices. Despite three U.S. Federal Reserve rate hikes, the U.S. dollar remained subdued against most emerging market currencies.

Chinese shares rose on resilient growth and a sharp rise in internet stocks, despite Beijing’s efforts to curb financial risks. Indian markets benefited from Prime Minister Narendra Modi’s progress on crucial reforms, though growth somewhat slowed. Central Europe outperformed, thanks to growing economic optimism in Poland, the Czech Republic and Hungary. South Africa enjoyed a year-end rally after Cyril Ramaphosa won the ANC Party leadership on hopes that he will implement reforms. In Latin America, Brazilian stocks were resilient amid encouraging economic signals and interest rate cuts. But Mexico was pressured by earthquakes in September and uncertainty over the North American Free Trade Agreement.

Portfolio Results

The Portfolio returned 27.84% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the MSCI® Emerging Markets Index (the “Index”) returned 37.75%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Emerging Markets Funds peer group was 37.62% for 2017.

As noted above, prior to March 24, 2017, the Portfolio was managed by MFS®. With respect to the period prior to March 24, 2017, the Portfolio’s underperformance relative to the Index was largely a result of weak stock selection in the Information Technology sector. Specifically, weakness in the internet software & services and communications equipment industries held back relative results in the sector.

The following attribution comments relate to the period March 24, 2017 through December 31, 2017, during which Aberdeen acted as the Portfolio’s sub-adviser.

The Portfolio’s underperformance during this portion of the year was largely due to its underweight to both China and the Information Technology sector. In 2017, Chinese internet heavyweights, including Tencent and Alibaba, advanced substantially, resulting in a narrow market rally. Not holding Tencent for much of the year, and the lack of exposure to Alibaba, magnified the Portfolio’s underperformance, and outweighed the positive contributions of other mainland holdings like Kweichow Moutai, Hangzhou Hikvision and Shanghai International Airport.

The overweight to consumer stocks also hurt relative performance. Notably, Russian retailer Magnit fell on disappointing earnings amid challenges in executing its turnaround strategy. Indonesian conglomerate Astra International dragged, as it reported below-par results and faced greater competition for its core automotive business. Nevertheless, the managers were confident that both companies’ weaknesses were temporary. Elsewhere, the underweight to Korea hurt, as the market rallied on perceptions of improved political stability.

More positively, the Portfolio’s underweight to Taiwan lifted relative performance. Markets there weakened in the second half, driven by components manufacturers’ production delays associated with the iPhone X. The lack of exposure to the Middle East was another bright spot, as markets were hampered by heightened geopolitical risks. Stock selection was also positive in Brazil, as retailer Lojas Renner rallied on expectations of improved consumer spending.

90	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio (unaudited)

Portfolio Manager Outlook

The following forward-looking comments are the opinion of Aberdeen, the Portfolio’s sub-adviser.

After a stellar year, emerging markets should continue to be supported by stable growth and expectations for improving earnings. A number of risks could present short-term challenges. Recent U.S. tax reform and quicker-than-expected rate hikes could strengthen the dollar and trigger outflows. Political uncertainty due to elections in key markets may also dampen sentiment. That said, the asset class continues to be buoyed by broadening global growth and moderate inflation. Company-level efforts to improve capital allocations and margins should underpin higher profits. Various long-run structural factors also seem favorable, such as a growing middle class with rising wealth, which should boost consumer and financial companies. Some holdings are also well-positioned to benefit from new secular themes, including the expansion of trends like cloud computing and the “Internet of Things” in the Information Technology sector. Overall, prospects are encouraging. But we remain committed to investing in well-managed companies with solid fundamentals, and engaging them consistently, to maintain the Portfolio’s quality.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Emerging Markets Equity Portfolio	27.84%	1.70%	-0.08%
MSCI® Emerging Markets Index (Gross)	37.75%	4.73%	2.02%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average	37.62%	4.51%	1.31%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

Emerging Markets Equity Portfolio	91

Emerging Markets Equity Portfolio (unaudited)

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of that sector.

Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Samsung Electronics Co., Ltd.	5.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.5%
Housing Development Finance Corp., Ltd.	3.5%
Tencent Holdings, Ltd.	3.2%
AIA Group, Ltd.	3.0%
Banco Bradesco SA, ADR	2.8%
China Mobile, Ltd.	2.7%
Ayala Land, Inc.	2.5%
Astra International Tbk PT	2.4%
Vale SA, ADR	2.4%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

92	Emerging Markets Equity Portfolio

Emerging Markets Equity Portfolio

Schedule of Investments

December 31, 2017

Common Stocks (97.9%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (12.2%)
Astra International Tbk PT	Indonesia	28,044,600	17,143
China International Travel Service Corp., Ltd.*	China	1,080,795	7,181
Hero MotoCorp, Ltd.	India	160,100	9,545
Lojas Renner SA	Brazil	1,195,000	12,742
Midea Group Co., Ltd.	China	1,117,999	9,504
SACI Falabella	Chile	786,270	7,851
Truworths International, Ltd.	South Africa	1,274,000	9,707
Yum China Holdings, Inc.	United States	351,267	14,058

Total			87,731

Consumer Staples (16.4%)
Ambev SA, ADR	Brazil	1,828,409	11,812
Amorepacific Group*	South Korea	27,500	3,623
BIM Birlesik Magazalar AS	Turkey	450,717	9,286
BRF SA*	Brazil	631,535	7,108
Fomento Economico Mexicano SAB de CV, ADR	Mexico	167,100	15,691
Hindustan Unilever, Ltd.	India	639,100	13,613
ITC, Ltd.	India	3,841,000	15,818
Jeronimo Martins SGPS SA	Portugal	390,000	7,574
Kweichow Moutai Co., Ltd.	China	150,680	16,112
Magnit PJSC	Russia	97,300	10,694
Massmart Holdings, Ltd.	South Africa	544,000	6,133

Total			117,464

Energy (3.0%)
LUKOIL PJSC, ADR	Russia	127,700	7,305
Ultrapar Participacoes SA	Brazil	643,813	14,586

Total			21,891

Financials (25.1%)
Aditya Birla Capital, Ltd.*	India	749,700	2,155
AIA Group, Ltd.	Hong Kong	2,540,600	21,667
Akbank TAS	Turkey	2,105,500	5,471
Banco Bradesco SA, ADR	Brazil	1,977,312	20,248
Banco Santander Chile, ADR	Chile	263,837	8,250
Bank Central Asia Tbk PT	Indonesia	6,142,300	9,901
Bank of the Philippine Islands	Philippines	4,217,500	9,123
Bank Pekao SA	Poland	192,900	7,167
Grupo Financiero Banorte SAB de CV	Mexico	2,102,660	11,542
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	308,670	9,428
Housing Development Finance Corp., Ltd.	India	949,103	25,403
Kotak Mahindra Bank, Ltd.	India	637,661	10,077
Ping An Insurance Group Co. of China, Ltd.	China	689,500	7,176
Public Bank Bhd	Malaysia	1,566,600	8,040
The Siam Commercial Bank PCL	Thailand	2,648,900	12,192

Common Stocks (97.9%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
Standard Chartered PLC*	United Kingdom	651,400	6,855
Turkiye Garanti Bankasi AS	Turkey	1,974,500	5,593

Total			180,288

Health Care (1.0%)
Richter Gedeon Nyrt	Hungary	271,700	7,113

Total			7,113

Industrials (2.6%)
Grupo Aeroportuario del Sureste SAB de CV, ADR	Mexico	51,408	9,383
Shanghai International Airport Co., Ltd.	China	1,321,982	9,129

Total			18,512

Information Technology (17.4%)
Hangzhou Hikvision Digital Technology Co., Ltd.	China	2,016,662	12,070
NAVER Corp.*	South Korea	15,598	12,665
Samsung Electronics Co., Ltd.	South Korea	15,363	36,500
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4,175,290	32,083
Tata Consultancy Services, Ltd.	India	192,630	8,148
Tencent Holdings, Ltd.	Cayman Islands	449,600	23,242

Total			124,708

Materials (9.4%)
Grasim Industries, Ltd.	India	535,500	9,749
Indocement Tunggal Prakarsa Tbk PT	Indonesia	5,235,000	8,481
LG Chem, Ltd.*	South Korea	18,630	7,040
The Siam Cement PCL	Thailand	1,018,000	15,282
UltraTech Cement, Ltd.	India	145,700	9,852
Vale SA, ADR	Brazil	1,400,000	17,122

Total			67,526

Real Estate (6.5%)
Ayala Land, Inc.	Philippines	20,202,000	18,007
China Resources Land, Ltd.	Cayman Islands	2,694,000	7,912
Hang Lung Group, Ltd.	Hong Kong	889,000	3,270
Hang Lung Properties, Ltd.	Hong Kong	3,033,000	7,402
Multiplan Empreendimentos Imobiliarios SA	Brazil	374,000	7,982
Swire Pacific, Ltd.	Hong Kong	249,000	2,305

Total			46,878

Telecommunication Services (4.3%)
China Mobile, Ltd.	China	1,927,000	19,506
MTN Group, Ltd.	South Africa	902,000	9,970
Taiwan Mobile Co., Ltd.	Taiwan	394,000	1,423

Total			30,899

Total Common Stocks
(Cost: $593,424)			703,010

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio	93

Emerging Markets Equity Portfolio

Preferred Stocks (0.8%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Staples (0.4%)
Amorepacific Corp.*	South Korea	20,400	3,162

Total			3,162

Information Technology (0.4%)
Samsung Electronics Co., Ltd.	South Korea	1,392	2,713

Total			2,713

Total Preferred Stocks
(Cost: $5,721)			5,875

Short-Term Investments (2.3%)	Country	Shares/ $ Par	Value $ (000’s)

Money Market Funds (2.3%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	United States	16,299,647	16,300

Total			16,300

Total Short-Term Investments
(Cost: $16,300)			16,300

Total Investments (101.0%)
(Cost: $615,445)(a)			725,185

Other Assets, Less
Liabilities (-1.0%)			(6,904)

Net Assets (100.0%)			718,281

*	Non-Income Producing

#	7-Day yield as of December 31, 2017.

ADR after the name of a security represents—American Depositary Receipt.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $616,089 and the net unrealized appreciation of investments based on that cost was $109,096 which is comprised of $124,678 aggregate gross unrealized appreciation and $15,582 aggregate gross unrealized depreciation.

Investments Percentage by Country is based on Net Assets:
India	14.5%
Brazil	12.8%
China	11.2%
South Korea	9.1%
Hong Kong	6.1%
Mexico	5.1%
Other	42.2%

Total	101.0%

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Foreign Common Stocks
Consumer Discretionary	$21,909	$65,822	$-
Consumer Staples	27,502	89,962	-
Financials	40,040	140,249	-
Industrials	9,382	9,129	-
Materials	17,122	50,404	-
All Others	-	231,489	-
Preferred Stocks	-	5,875	-
Short-Term Investments	16,300	-	-
Total Assets:	$132,255	$592,930	$-

For the period ended December 31, 2017, there were transfers from Level 1 to Level 2 in the amount of $231,796 (in thousands). These transfers were the result of the use of fair value procedures on certain foreign securities in the portfolio on December 31, 2017.

The Accompanying Notes are an Integral Part of the Financial Statements.

94	Emerging Markets Equity Portfolio

Government Money Market Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income to the extent consistent with liquidity and stability of capital.	Invest in short-term fixed income obligations issued or guaranteed by the U.S Government, its agencies or instrumentalities.	$439 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Government Money Market Portfolio (the “Portfolio”), has engaged BlackRock Advisors, LLC (“BlackRock”) to act as sub-adviser for the Portfolio. The Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Portfolio invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Portfolio seeks to maintain a net asset value of $1.00 per share.

Market Overview

Notable conditions during 2017 included the continued gradual removal of monetary accommodation by the U.S. Federal Reserve (the “Fed”), the nomination of a new chairman of the Fed, pronounced demand for U.S. dollar funding heading into year end, a series of short-term spending agreements to keep the government open, and the passage of U.S. tax reform. The U.S. debt ceiling was a focus during the summer months. Volatility was manifested via an earlier-than-usual back up in yields on Treasury bills deemed most at risk of a potential delay in payment by the U.S. Government. Fortunately, a respite was achieved in September, with two “stopgap” spending measures put in place during the fourth quarter. In September, as anticipated, the Fed announced the commencement of its balance sheet normalization program, which began in October. Jerome Powell was nominated as Chairman of the Fed in November to replace Janet Yellen following her term ending in February 2018. In December, the Fed delivered another 0.25% increase in the federal funds target range to 1.25% to 1.50%. The Fed upgraded its forecasts for growth and employment, while leaving its outlook for inflation unchanged.

Portfolio Results

The Portfolio returned 0.60% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the Merrill Lynch® 3-Month Treasury Bill Index (the “Index”), returned 0.86%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) The Portfolio outperformed the 0.39% average return of the Money Market Funds peer group tracked by Lipper® Analytical Services, Inc., an independent mutual fund ranking agency.

The Portfolio maintained a highly competitive yield throughout the year. In terms of sector allocation, exposure to floating rate notes in the first, second and third quarters and exposure to fixed rate Treasury securities in the fourth quarter contributed strongly to the Portfolio’s relative performance. The Portfolio’s allocation to floating rate notes straddled 20% of the Portfolio’s net asset value during the year. Ultra-short repurchase agreements were another major security type with a target allocation of 40% to 50% of net asset value. Tri-party repurchase agreements were well diversified across the largest, most systematically important banking organizations in their respective sovereigns. The large allocations to overnight repurchase agreements provided the Portfolio with significant liquidity provisioning that was not dependent on secondary liquidity conditions.

In terms of duration and yield curve management, the Portfolio’s duration exposure was modestly shorter than its peer group during the first quarter, which benefited the Portfolio as rates reset higher following the March Fed rate hike decision. The Portfolio’s duration profile was slightly longer than its peer group during the last three quarters of the year and contributed to performance given that the Fed Funds Futures market priced in a greater than 50% probability of a 0.25% rate hike numerous times during the period. During the fourth quarter, having to digest almost $150 billion in additional Treasury bill supply, the market participants began to price in term premiums for longer fixed rate Treasurys. This dynamic resulted in the Portfolio favoring fixed rate Treasury exposure in six-month and nine-month tenors (when an aggressive Fed rate hike was priced in) and being selective in adding floating rate exposure given the tight unattractive spreads.

Portfolio Manager Outlook

The following forward looking comments are the opinion of BlackRock, the Portfolio’s sub-adviser.

We expect the Fed to hike rates at least three times during 2018, subject to a resumption in progress toward the Fed’s inflation target and the persistence of accommodative financial conditions. While a level of uncertainty accompanies any outlook for the debt ceiling, we do anticipate a resolution, possibly during the first quarter of 2018. In turn, we would expect to see a

Government Money Market Portfolio	95

Government Money Market Portfolio (unaudited)

significant increase in Treasury-bill issuance as the Treasury restores its cash balance and over time finances an expected increase in the federal deficit. We are evaluating the impacts of tax reform, particularly the ‘deemed repatriation’ tax on earnings held offshore. Initial indications suggest the possibility of incremental outflows from U.S. dollar offshore money market funds over time, inflows into U.S. government money market funds, and modest upward pressure on financing levels for banks reliant on short-term wholesale funding.

Effective May 1, 2016 the Money Market Portfolio was renamed the Government Money Market Portfolio. Prior to May 1, 2016, the Government Money Market Portfolio operated as a “prime” money market fund, which allowed it to invest in certain types of securities that the Portfolio is no longer permitted to hold as a “government” money market fund. As a government money market portfolio, the Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

If the other party to a repurchase agreement defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. These risks may be heightened if the other party is located outside the U.S. If the seller fails to repurchase the security and the market value of the security declines, the Portfolio may lose money.

You could lose money investing in the Government Money Market Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

96	Government Money Market Portfolio

Government Money Market Portfolio

Schedule of Investments

December 31, 2017

Money Market Investments (100.2%)	Shares/ $ Par	Value $ (000’s)

Money Market Funds (0.0%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	137,083	137

Total		137

Repurchase Agreements (38.6%)
Tri-Party Bank of Nova Scotia, 1.350%, 1/2/18 (Purchased on 12/29/17, to be repurchased at $4,000,600, collateralized by various US Treasury obligations, 2.125% to 3.625%, due from 3/31/24 to 2/15/43, aggregate par and fair value of $4,123,035 and $4,087,513, respectively)	4,000,000	4,000
Tri-Party BNP Paribas, 1.400%, 1/2/18 (Purchased on 12/29/17, to be repurchased at $11,001,711, collateralized by US Treasury Inflation Index Bond and various US government sponsored agency obligations, 0.625% to 3.125%, due from 1/15/24 to 5/20/41, aggregate par and fair value of $11,017,693 and $11,245,845, respectively)	11,000,000	11,000
Tri-Party Citigroup Global Markets, Inc., 1.380%, 1/2/18 (Purchased on 12/29/17, to be repurchased at $5,000,767, collateralized by US Treasury Note, 1.375%, due 10/31/20, par and fair value of $5,187,789 and $5,104,110, respectively)	5,000,000	5,000
Tri-Party Citigroup Global Markets, Inc., 1.400%, 1/2/18 (Purchased on 12/29/17, to be repurchased at $15,002,333, collateralized by various US government sponsored agency obligations, 1.308% to 4.500%, due from 5/4/18 to 9/15/46, aggregate par and fair value of $15,314,946 and $15,300,567, respectively)	15,000,000	15,000
Tri-Party Credit Agricole, 1.400%, 1/2/18 (Purchased on 12/29/17, to be repurchased at $20,003,111, collateralized by US Treasury Bond and US government sponsored agency, 2.250% to 3.500%, due from 8/15/46 to 11/20/47, aggregate par and fair value of $19,734,280 and $20,425,716, respectively)	20,000,000	20,000
Tri-Party Goldman Sachs, 1.350%, 1/2/18 (Purchased on 12/29/17, to be repurchased at $20,003,000, collateralized by various US government sponsored agency obligations, 3.000% to 5.000%, due from 5/20/41 to 9/20/47, aggregate par and fair value of $19,731,924 and $20,424,317, respectively)	20,000,000	20,000
Tri-Party HSBC Securities, 1.350%, 1/2/18 (Purchased on 12/26/17, to be repurchased at $2,500,656, collateralized by US Treasury Inflation Index Bond, 0.375%, due 7/15/27, par and fair value of $2,572,864 and $2,560,463, respectively)	2,500,000	2,500

Money Market Investments (100.2%)	Shares/ $ Par	Value $ (000’s)

Repurchase Agreements continued
Tri-Party HSBC Securities, 1.380%, 1/2/18 (Purchased on 12/29/17, to be repurchased at $15,002,300, collateralized by various US government sponsored agency obligations, 1.500% to 2.750%, due from 9/18/18 to 12/13/24, aggregate par and fair value of $15,374,365 and $15,302,759, respectively)	15,000,000	15,000
Tri-Party Mitsubishi UFJ, 1.350%, 1/2/18 (Purchased on 12/29/17, to be repurchased at $10,001,500, collateralized by various US government sponsored agency obligations, 2.359% to 5.000%, due from 6/1/20 to 11/1/47, aggregate par and fair value of $10,055,651 and $10,289,343, respectively)	10,000,000	10,000
Tri-Party Mizuho Securities, 1.370%, 1/2/18 (Purchased on 12/29/17, to be repurchased at $15,002,283, collateralized by US Treasury Bond, 2.750%, due 11/15/47, par and fair value of $15,325,024 and $15,350,923, respectively)	15,000,000	15,000
Tri-Party Natixis S.A., 1.330%, 1/2/18 (Purchased on 12/29/17, to be repurchased at $17,002,512, collateralized by various US Treasury obligations, 1.250% to 5.375%, due from 8/31/18 to 2/15/46, aggregate par and fair value of $18,271,553 and $17,393,536, respectively)	17,000,000	17,000
Tri-Party Natixis S.A., 1.340%, 1/2/18 (Purchased on 12/29/17, to be repurchased at $5,000,744, collateralized by various US government sponsored agency obligations, 3.500% to 5.047%, due from 6/13/18 to 3/20/47, aggregate par and fair value of $4,945,146 and $5,116,127, respectively)	5,000,000	5,000
Tri-Party RBC Capital Markets, 1.380%, 1/2/18 (Purchased on 12/29/17, to be repurchased at $10,001,533, collateralized by various US government sponsored agency obligations, 2.500% to 8.000%, due from 8/20/24 to 12/20/47, aggregate par and fair value of $9,854,625 and $10,201,123, respectively)	10,000,000	10,000
Tri-Party TD Securities, 1.410%, 1/2/18 (Purchased on 12/29/17, to be repurchased at $20,003,133, collateralized by US Treasury Note and US government sponsored agency, 2.125% to 2.710%, due from 2/29/24 to 8/26/38, aggregate par and fair value of $20,787,601 and $20,430,609, respectively)	20,000,000	20,000

Total		169,500

US Government & Agencies (61.6%)
Federal Farm Credit Bank, 0.000%, 1/11/18	3,195,000	3,194
Federal Farm Credit Bank, 0.000%, 8/10/18	355,000	352
Federal Farm Credit Bank, 0.750%, 4/18/18	5,500,000	5,493
Federal Farm Credit Bank, 1.000%, 1/19/18	2,500,000	2,500
Federal Farm Credit Bank, 1.552%, (ICE LIBOR USD 1 Month plus 0.18%), 4/4/18	2,065,000	2,065
Federal Home Loan Bank, 0.000%, 1/8/18	1,950,000	1,950

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio	97

Government Money Market Portfolio

Money Market Investments (100.2%)	Shares/ $ Par	Value $ (000’s)
US Government & Agencies continued
Federal Home Loan Bank, 0.000%, 1/19/18	6,000,000	5,997
Federal Home Loan Bank, 0.000%, 1/24/18	13,190,000	13,180
Federal Home Loan Bank, 0.000%, 1/29/18	1,610,000	1,609
Federal Home Loan Bank, 0.000%, 1/31/18	5,195,000	5,190
Federal Home Loan Bank, 0.000%, 2/2/18	10,000,000	9,989
Federal Home Loan Bank, 0.000%, 2/7/18	4,000,000	3,995
Federal Home Loan Bank, 0.000%, 3/7/18	4,215,000	4,205
Federal Home Loan Bank, 0.000%, 5/2/18	1,200,000	1,195
Federal Home Loan Bank, 0.000%, 6/6/18	2,000,000	1,987
Federal Home Loan Bank, 0.875%, 3/19/18	17,000,000	16,989
Federal Home Loan Bank, 1.233%, (3 Month LIBOR plus (0.33)%), 3/13/18	4,635,000	4,635
Federal Home Loan Bank, 1.244%, (ICE LIBOR USD 1 Month plus (0.14)%), 6/5/18	3,200,000	3,200
Federal Home Loan Bank, 1.257%, (ICE LIBOR USD 1 Month plus (0.12)%), 10/3/18	3,500,000	3,500
Federal Home Loan Bank, 1.272%, (ICE LIBOR USD 1 Month plus (0.10)%), 11/2/18	10,000,000	10,000
Federal Home Loan Bank, 1.281%, (3 Month LIBOR plus (0.11)%), 2/5/18	3,000,000	3,000
Federal Home Loan Bank, 1.320%, (ICE LIBOR USD 1 Month plus (0.14)%), 4/13/18	10,025,000	10,025
Federal Home Loan Bank, 1.346%, (ICE LIBOR USD 1 Month plus (0.15)%), 4/17/18	4,425,000	4,425
Federal Home Loan Bank, 1.353%, (ICE LIBOR USD 1 Month plus (0.14)%), 5/18/18	3,000,000	3,000
Federal Home Loan Bank, 1.361%, (1 Month LIBOR plus (0.13)%), 11/16/18	7,000,000	7,000
Federal Home Loan Bank, 1.362%, (1 Month LIBOR plus (0.07)%), 2/11/19	1,010,000	1,010
Federal Home Loan Bank, 1.372%, (ICE LIBOR USD 1 Month plus (0.06)%), 9/11/19	4,000,000	4,000
Federal Home Loan Bank, 1.375%, 3/9/18	3,500,000	3,502
Federal Home Loan Bank, 1.389%, (3 Month LIBOR plus (0.16)%), 6/12/19	1,390,000	1,389
Federal Home Loan Bank, 1.392%, (ICE LIBOR USD 1 Month plus (0.14)%), 5/22/18	5,000,000	5,000
Federal Home Loan Bank, 1.392%, (ICE LIBOR USD 1 Month plus (0.04)%), 7/9/18	5,000,000	5,000
Federal Home Loan Bank, 1.458%, (3 Month LIBOR plus (0.20)%), 3/22/18	2,500,000	2,500
Federal Home Loan Bank, 1.462%, (ICE LIBOR USD 1 Month plus (0.09)%), 1/25/19	3,650,000	3,650
Federal Home Loan Bank, 1.465%, (3 Month LIBOR plus (0.16)%), 6/20/19	1,600,000	1,600
Federal Home Loan Bank, 1.466%, (3 Month LIBOR plus (0.16)%), 6/20/19	1,950,000	1,950

Money Market Investments (100.2%)	Shares/ $ Par	Value $ (000’s)
US Government & Agencies continued
Federal Home Loan Bank, 1.473%, (3 Month LIBOR plus (0.14)%), 12/19/19	1,770,000	1,770
Federal Home Loan Mortgage Corp., 0.000%, 2/16/18	1,015,000	1,014
Federal Home Loan Mortgage Corp., 0.875%, 10/12/18	2,785,000	2,769
Federal Home Loan Mortgage Corp., 1.053%, (3 Month LIBOR plus (0.35)%), 5/9/18	2,500,000	2,500
Federal Home Loan Mortgage Corp., 1.319%, (3 Month LIBOR plus (0.03)%), 1/8/18	2,145,000	2,145
Federal Home Loan Mortgage Corp., 1.327%, (3 Month LIBOR plus (0.03)%), 1/12/18	2,145,000	2,145
Federal Home Loan Mortgage Corp., 1.330%, 6/27/18	1,500,000	1,500
Federal Home Loan Mortgage Corp., 1.543%, (3 Month LIBOR plus 0.02%), 3/8/18	4,000,000	4,000
Federal National Mortgage Association, 0.875%, 2/8/18	2,500,000	2,499
Federal National Mortgage Association, 0.875%, 3/28/18	3,200,000	3,198
Federal National Mortgage Association, 0.875%, 5/21/18	2,955,000	2,951
US Treasury, 0.000%, 4/5/18	10,000,000	9,969
US Treasury, 0.000%, 5/3/18	5,000,000	4,979
US Treasury, 0.000%, 5/31/18	5,080,000	5,050
US Treasury, 0.000%, 6/7/18	6,740,000	6,697
US Treasury, 0.000%, 6/14/18	990,000	983
US Treasury, 0.000%, 6/21/18	320,000	318
US Treasury, 0.000%, 6/28/18	14,000,000	13,894
US Treasury, 1.375%, 7/31/18	2,005,000	2,004
US Treasury, 2.375%, 6/30/18	5,000,000	5,022
US Treasury Floating Rate Note, 1.722%, (US Treasury 3 Month Bill Money Market Yield plus 0.27%), 1/31/18	2,120,000	2,120
US Treasury Note, 0.000%, 3/22/18	3,375,000	3,366
US Treasury Note, 0.000%, 3/29/18	26,010,000	25,931
US Treasury Note, 0.750%, 2/28/18	5,670,000	5,669

Total		270,769

Total Money Market Investments
(Cost: $440,406)		440,406

Total Investments (100.2%)
(Cost: $440,406)		440,406

Other Assets, Less
Liabilities (-0.2%)		(968)

Net Assets (100.0%)		439,438

#	7-Day yield as of December 31, 2017.

The Accompanying Notes are an Integral Part of the Financial Statements.

98	Government Money Market Portfolio

Government Money Market Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Short-Term Investments
Money Market Funds	$137	$-	$-
All Others	-	440,269	-
Total Assets:	$137	$440,269	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio	99

Short-Term Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest in a diversified portfolio of investment grade debt securities.	$294 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Short-Term Bond Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 20% of net assets in foreign securities. Debt securities may be of any maturity, but under normal market conditions the Portfolio’s average effective maturity will not exceed three years. The Portfolio primarily invests in corporate, government and mortgage- and asset-backed securities. The Portfolio uses both a “top-down” and “bottom-up” investment approach to construct the portfolio of investments. The top-down investment approach involves an evaluation of the overall macroeconomic environment and its potential impact on the level and direction of interest rates. The bottom-up investment approach focuses on fundamental research of individual issuers.

Market Overview

For most of 2017, the yield curve flattened amid expectations of further rate increases in line with stronger economic growth. Short-term Treasury yields rose as the U.S. Federal Reserve (the “Fed”) raised its federal funds target rate three times during the year, while yields further out on the curve remained relatively unchanged. Muted inflation pressures and demand for duration supported the long end of the curve. Companies issued debt at a record pace. However, technical conditions remained healthy with strong demand, especially from foreign buyers, absorbing the supply. Corporate bonds outpaced U.S. Treasurys of similar maturities as credit spreads compressed amid tax reform, sustained global growth and generally strong corporate earnings. Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”) gained modestly. The ABS sector was supported by strong consumer fundamentals, while MBS benefited from the rise in rates that helped mitigate prepayment risk.

Portfolio Results

The Portfolio returned 1.33% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® 1–3 Year U.S. Government/Credit Index (the “Index”), returned 0.84%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Short Investment Grade Debt Funds peer group was 1.22% for 2017.

Sector allocation was the primary driver of the Portfolio’s relative performance. The Portfolio’s strategic overweight allocation to short-dated, investment grade corporate debt and corresponding underweight to U.S. Treasury securities added to relative returns as risk assets rallied and investors sought higher yields. Out-of-benchmark exposure to securitized sectors—ABS, MBS and commercial mortgage-backed securities (“CMBS”)—further supported results. Yield curve positioning also contributed to relative performance. The Portfolio’s overweight allocation to the intermediate portion of the curve and modest out-of-benchmark exposure to longer maturities outperformed as the yield curve flattened over the period amid increased short-term rates and an uptick in growth expectations.

Corporate bond allocations, both investment grade and crossover bonds, contributed to the Portfolio’s relative results for the year. Solid demand from investors looking for additional yield, along with solid fundamentals, benefited short-maturity corporate bonds. As a result, the Portfolio’s significant overweight to corporates provided a meaningful contribution to relative results. Security selection within investment grade corporates was a modest drag on performance. Select bonds within the health care and automotive industries underperformed amid competitive pressures within the pharmaceutical industry and slowing auto sales.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

While uncertainties surrounding monetary policy and geopolitical risks could add to market volatility, the solid macroeconomic backdrop should remain supportive of the short-term bond market. Global liquidity and supportive financial conditions persist despite signs from global central bank officials that years of ultra-loose monetary policy may be coming to an end.

We believe that the Fed will continue to tighten monetary policy at a gradual pace so as not to derail the economic expansion and that it will clearly telegraph its moves to investors. While future rate increases could pressure short-term securities, we expect that investor demand for higher-yielding securities with lower duration risk should support the Portfolio.

100	Short-Term Bond Portfolio

Short-Term Bond Portfolio (unaudited)

While the backdrop for U.S. corporate bonds remains constructive—buoyed by decent earnings and expectations of economic growth—we will be on the lookout for potential events that challenge this thesis. As always, we strive to find value and seek out securities offering reasonable yields without taking on an inordinate level of risk. Our broad diversification and research-driven approach will help us identify segments of the asset class where valuations are disconnected from credit fundamentals while helping to limit exposure to sharp swings in the market.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Short-Term Bond Portfolio	1.33%	0.93%	2.06%
Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index	0.84%	0.84%	1.85%
Lipper® Variable Insurance Products (VIP) Short Investment Grade Debt Funds Average	1.22%	0.58%	1.42%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. A portion of the Portfolio’s assets may be invested in lower quality debt securities which may present a significant risk for loss of principal and interest. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or for any other permissible purpose keeping with its investment objective. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Currently, interest rates remain at historically low levels on a relative basis, although the U.S. federal funds rate has been subject to modest increases over the course of the last two years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Short-Term Bond Portfolio	101

Short-Term Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/17

Security Description	% of Net Assets
US Treasury, Various	14.8%
Federal National Mortgage Association, Various	3.4%
The Goldman Sachs Group, Inc., Various	1.1%
Morgan Stanley, Various	1.0%
JPMorgan Chase & Co., Various	0.9%
Bank of America Corp., Various	0.8%
Daimler Finance North America LLC, Various	0.7%
BellSouth Telecommunications LLC, 4.285%, 4/26/21	0.7%
Penske Truck Leasing Co. LP / PTL Finance Corp., Various	0.7%
Citigroup, Inc., Various	0.7%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

102	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Schedule of Investments

December 31, 2017

Corporate Bonds (47.2%)	Shares/ $ Par	Value $ (000’s)

Basic Materials (1.9%)
Anglo American Capital PLC, 3.625%, 5/14/20 144A	290,000	295
Anglo American Capital PLC, 9.375%, 4/8/19 144A	725,000	786
Goldcorp, Inc., 2.125%, 3/15/18 (b)	935,000	936
INVISTA Finance LLC, 4.250%, 10/15/19 144A	515,000	522
LyondellBasell Industries NV, 5.000%, 4/15/19	199,000	204
LyondellBasell Industries NV, 6.000%, 11/15/21	280,000	311
Sherwin-Williams Co., 2.250%, 5/15/20 (b)	1,395,000	1,390
Solvay Finance America LLC, 3.400%, 12/3/20 144A	415,000	424
Westlake Chemical Corp., 4.625%, 2/15/21	575,000	589

Total		5,457

Communications (4.0%)
Alibaba Group Holding, Ltd., 2.500%, 11/28/19 (b)	870,000	873
AT&T, Inc., 2.300%, 3/11/19 (b)	625,000	626
Baidu, Inc., 2.750%, 6/9/19 (b)	590,000	591
BellSouth Telecommunications LLC, 4.285%, 4/26/21 144A(b)	2,035,000	2,049
British Telecommunications PLC, 2.350%, 2/14/19	250,000	250
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 3.579%, 7/23/20 (b)	630,000	642
Crown Castle Towers LLC, 6.113%, 1/15/40 144A(b)	815,000	859
Discovery Communications LLC, 2.200%, 9/20/19	265,000	264
eBay, Inc., 2.150%, 6/5/20	375,000	372
The Interpublic Group of Cos., Inc., 4.000%, 3/15/22	155,000	160
JD.com, Inc., 3.125%, 4/29/21 (b)	720,000	718
Neptune Finco Corp., 10.875%, 10/15/25 144A	337,000	400
Omnicom Group, Inc., 4.450%, 8/15/20	55,000	58
Omnicom Group, Inc., 6.250%, 7/15/19 (b)	615,000	650
The Priceline Group, Inc., 2.750%, 3/15/23	150,000	149
Telefonica Emisiones SAU, 3.192%, 4/27/18	400,000	401
Tencent Holdings, Ltd., 2.875%, 2/11/20 144A	200,000	201
Tencent Holdings, Ltd., 3.375%, 5/2/19 144A	520,000	526
Time Warner Cable, Inc., 2.100%, 6/1/19	250,000	250
Time Warner Cable, Inc., 8.250%, 4/1/19	445,000	476
Time Warner Cable, Inc., 8.750%, 2/14/19	490,000	522
Viacom, Inc., 2.750%, 12/15/19	553,000	552
Viacom, Inc., 5.625%, 9/15/19	245,000	256

Total		11,845

Consumer, Cyclical (3.9%)
American Honda Finance Corp., 2.125%, 10/10/18	250,000	250
Aptiv PLC, 3.150%, 11/19/20	510,000	518
AutoZone, Inc., 1.625%, 4/21/19	65,000	65
Brinker International, Inc., 2.600%, 5/15/18 (b)	735,000	735
CVS Health Corp., 1.900%, 7/20/18	460,000	460
CVS Health Corp., 2.250%, 12/5/18	250,000	250
D.R. Horton, Inc., 2.550%, 12/1/20	240,000	240
Daimler Finance North America LLC, 1.750%, 10/30/19 144A	480,000	474
Daimler Finance North America LLC, 2.237%, (3 Month LIBOR plus 0.86%), 8/1/18 144A(b)	850,000	853

Corporate Bonds (47.2%)	Shares/ $ Par	Value $ (000’s)

Consumer, Cyclical continued
Daimler Finance North America LLC, 2.300%, 2/12/21 144A(b)	705,000	699
Daimler Finance North America LLC, 2.375%, 8/1/18 144A	125,000	125
Delta Air Lines, Inc., 2.875%, 3/13/20	295,000	297
Ford Motor Credit Co. LLC, 2.021%, 5/3/19	455,000	453
Ford Motor Credit Co. LLC, 2.375%, 1/16/18	250,000	250
Ford Motor Credit Co. LLC, 2.551%, 10/5/18 (b)	630,000	632
General Motors Financial Co., Inc., 3.100%, 1/15/19	580,000	583
GLP Capital LP / GLP Financing II, Inc., 4.375%, 11/1/18 (b)	1,036,000	1,044
Hyundai Capital America, 2.000%, 7/1/19 144A	215,000	212
Hyundai Capital America, 2.400%, 10/30/18 144A	400,000	400
Hyundai Capital America, 2.500%, 3/18/19 144A(b)	1,020,000	1,017
Newell Rubbermaid, Inc., 2.150%, 10/15/18	375,000	375
Newell Rubbermaid, Inc., 2.600%, 3/29/19	133,000	134
Nissan Motor Acceptance Corp., 1.550%, 9/13/19 144A	340,000	336
QVC, Inc., 3.125%, 4/1/19	325,000	326
Royal Caribbean Cruises, Ltd., 2.650%, 11/28/20	125,000	125
Southwest Airlines Co., 2.750%, 11/6/19	280,000	282
Toyota Motor Credit Corp., 1.450%, 1/12/18	395,000	395

Total		11,530

Consumer, Non-cyclical (6.1%)
Abbott Laboratories, 2.350%, 11/22/19 (b)	1,115,000	1,115
Abbott Laboratories, 2.900%, 11/30/21	480,000	486
AbbVie, Inc., 1.800%, 5/14/18	575,000	575
AbbVie, Inc., 2.300%, 5/14/21	375,000	372
Allergan Funding SCS, 2.350%, 3/12/18 (b)	625,000	625
Allergan Funding SCS, 2.450%, 6/15/19	100,000	100
Anthem, Inc., 1.875%, 1/15/18	100,000	100
Anthem, Inc., 2.250%, 8/15/19	500,000	499
Anthem, Inc., 2.300%, 7/15/18	435,000	436
Anthem, Inc., 2.500%, 11/21/20	105,000	105
BAT Capital Corp., 2.297%, 8/14/20 144A(b)	750,000	746
Baxalta, Inc., 2.000%, 6/22/18	80,000	80
Baxalta, Inc., 2.438%, (3 Month LIBOR plus 0.78%), 6/22/18	225,000	225
Bayer US Finance LLC, 2.375%, 10/8/19 144A	440,000	440
Becton, Dickinson and Co., 2.675%, 12/15/19	530,000	532
Biogen, Inc., 2.900%, 9/15/20	230,000	233
Boral Finance Pty, Ltd., 3.000%, 11/1/22 144A	65,000	64
Bunge, Ltd. Finance Corp., 3.500%, 11/24/20	235,000	240
Bunge, Ltd. Finance Corp., 8.500%, 6/15/19	190,000	206
Celgene Corp., 2.250%, 5/15/19	340,000	340
Coca-Cola Femsa, SAB de CV, 2.375%, 11/26/18	145,000	145
Danone SA, 1.691%, 10/30/19 144A(b)	1,070,000	1,057
Equifax, Inc., 2.300%, 6/1/21	150,000	146
ERAC USA Finance LLC, 2.350%, 10/15/19 144A	50,000	50
ERAC USA Finance LLC, 2.800%, 11/1/18 144A	325,000	327
Express Scripts Holding Co., 2.229%, (3 Month LIBOR plus 0.75%), 11/30/20 (b)	750,000	750

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	103

Short-Term Bond Portfolio

Corporate Bonds (47.2%)	Shares/ $ Par	Value $ (000’s)

Consumer, Non-cyclical continued
Express Scripts Holding Co., 2.250%, 6/15/19	70,000	70
HCA, Inc., 3.750%, 3/15/19	290,000	293
HPHT Finance 15, Ltd., 2.250%, 3/17/18 144A(b)	644,000	644
Humana, Inc., 2.625%, 10/1/19	190,000	191
Imperial Tobacco Finance PLC, 2.050%, 2/11/18 144A(b)	1,335,000	1,335
Johnson & Johnson, 1.950%, 11/10/20	225,000	224
The Kroger Co., 1.500%, 9/30/19	212,000	209
The Kroger Co., 2.300%, 1/15/19	165,000	165
McKesson Corp., 1.400%, 3/15/18	275,000	275
Medco Health Solutions, Inc., 4.125%, 9/15/20	325,000	337
Reynolds American, Inc., 2.300%, 6/12/18	355,000	355
Reynolds American, Inc., 8.125%, 6/23/19	160,000	173
S&P Global, Inc., 2.500%, 8/15/18	105,000	105
Shire Acquisitions Investments Ireland Designated Activity Co., 1.900%, 9/23/19 (b)	1,335,000	1,323
Teva Pharmaceutical Finance Netherlands III BV, 1.400%, 7/20/18 (b)	860,000	854
Teva Pharmaceutical Finance Netherlands III BV, 1.700%, 7/19/19 (b)	890,000	865
Thermo Fisher Scientific, Inc., 2.400%, 2/1/19	65,000	65
Tyson Foods, Inc., 2.250%, 8/23/21	280,000	276

Total		17,753

Energy (3.8%)
Canadian Natural Resources, Ltd., 1.750%, 1/15/18	265,000	265
China Shenhua Overseas Capital Co., Ltd., 2.500%, 1/20/18 (b)	1,005,000	1,005
China Shenhua Overseas Capital Co., Ltd., 3.125%, 1/20/20 (b)	785,000	787
Columbia Pipeline Group, Inc., 2.450%, 6/1/18	210,000	210
EnCana Corp., 6.500%, 5/15/19	240,000	252
Enterprise Products Operating LLC, 6.500%, 1/31/19	250,000	261
Exxon Mobil Corp., 1.305%, 3/6/18 (b)	780,000	779
Exxon Mobil Corp., 1.878%, (3 Month LIBOR plus 0.37%), 3/6/22 (b)	1,110,000	1,118
Hess Corp., 8.125%, 2/15/19	105,000	111
Kinder Morgan Energy Partners LP, 5.950%, 2/15/18	305,000	306
Kinder Morgan Finance Co. LLC, 6.000%, 1/15/18 144A	320,000	321
NuStar Logistics, LP, 8.400%, 4/15/18 (b)	1,120,000	1,138
ONEOK Partners LP, 3.200%, 9/15/18 (b)	955,000	961
Panhandle Eastern Pipe Line Co. LP, 7.000%, 6/15/18	460,000	470
Petroleos Mexicanos, 3.500%, 7/23/20	580,000	588
Phillips 66, 2.009%, (3 Month LIBOR plus 0.65%), 4/15/19 144A	245,000	245
Plains All American Pipeline LP / PAA Finance Corp., 5.000%, 2/1/21	220,000	231
Plains All American Pipeline LP / PAA Finance Corp., 5.750%, 1/15/20	205,000	216
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	470,000	504
Spectra Energy Partners LP, 2.950%, 9/25/18	560,000	563
Total Capital Canada, Ltd., 1.450%, 1/15/18	250,000	250
Total Capital SA, 2.125%, 8/10/18	250,000	251

Corporate Bonds (47.2%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Valero Energy Corp., 9.375%, 3/15/19	350,000	379

Total		11,211

Financial (17.4%)
ABN AMRO Bank NV, 2.100%, 1/18/19 144A(b)	805,000	804
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust, 3.950%, 2/1/22	475,000	489
AIA Group, Ltd., 2.250%, 3/11/19 144A	200,000	199
Air Lease Corp., 2.125%, 1/15/18	185,000	185
Air Lease Corp., 2.125%, 1/15/20	570,000	566
Ally Financial, Inc., 3.250%, 11/5/18 (b)	610,000	612
Ally Financial, Inc., 3.500%, 1/27/19 (b)	825,000	829
American Campus Communities Operating Partnership LP, 3.350%, 10/1/20	390,000	398
American Express Credit Corp., 2.200%, 3/3/20 (b)	700,000	698
ANZ New Zealand International, Ltd., 2.200%, 7/17/20 144A	380,000	378
Aon PLC, 2.800%, 3/15/21	570,000	572
Banco de Credito del Peru, 2.250%, 10/25/19 144A	200,000	200
Banco Santander Chile, 2.500%, 12/15/20 144A(b)	860,000	858
Bank of America Corp., 1.971%, (3 Month LIBOR plus 0.65%), 10/1/21	420,000	422
Bank of America Corp., 2.000%, 1/11/18 (b)	600,000	600
Bank of America Corp., 2.503%, 10/21/22	280,000	277
Bank of America Corp., 2.523%, (3 Month LIBOR plus 1.16%), 1/20/23 (b)	665,000	679
Bank of America Corp., 2.625%, 4/19/21	315,000	317
Bank of Montreal, 1.750%, 9/11/19 (b)	1,100,000	1,091
The Bank of New York Mellon Corp., 1.350%, 3/6/18	250,000	250
The Bank of New York Mellon Corp., 2.200%, 3/4/19	125,000	125
The Bank of Tokyo-Mitsubishi UFJ, Ltd., 1.700%, 3/5/18 144A(b)	1,145,000	1,145
Banque Federative du Credit Mutuel SA, 2.000%, 4/12/19 144A(b)	795,000	792
Barclays PLC, 2.975%, (3 Month LIBOR plus 1.63%), 1/10/23 (b)	690,000	709
BB&T Corp., 2.150%, 2/1/21	550,000	545
Bestgain Real Estate, Ltd., 2.625%, 3/13/18 (b)	1,655,000	1,654
BPCE SA, 2.500%, 12/10/18 (b)	1,200,000	1,203
BPCE SA, 2.666%, (3 Month LIBOR plus 1.22%), 5/22/22 144A	280,000	284
Brixmor Operating Partnership LP, 3.875%, 8/15/22	80,000	82
Capital One Financial Corp., 2.350%, 1/31/20	455,000	454
Capital One Financial Corp., 2.400%, 10/30/20	230,000	229
Capital One NA, 1.850%, 9/13/19 (b)	655,000	649
Capital One NA, 2.350%, 8/17/18	260,000	260
Chicago Board Options Exchange, Inc., 1.950%, 6/28/19	285,000	283
Chubb INA Holdings, Inc., 5.800%, 3/15/18	250,000	252
Citibank NA, 2.125%, 10/20/20	405,000	401
Citigroup, Inc., 1.750%, 5/1/18	350,000	350
Citigroup, Inc., 2.050%, 6/7/19	235,000	234
Citigroup, Inc., 2.140%, (3 Month LIBOR plus 0.79%), 1/10/20 (b)	680,000	684
Citigroup, Inc., 2.900%, 12/8/21 (b)	675,000	679
Citizens Bank NA, 2.500%, 3/14/19	525,000	526

The Accompanying Notes are an Integral Part of the Financial Statements.

104	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Corporate Bonds (47.2%)	Shares/ $ Par	Value $ (000’s)

Financial continued
Citizens Bank NA, 2.550%, 5/13/21	250,000	249
Citizens Financial Group, Inc., 2.250%, 3/2/20	565,000	562
Citizens Financial Group, Inc., 2.375%, 7/28/21	35,000	35
CNA Financial Corp., 6.950%, 1/15/18	130,000	130
CNO Financial Group, Inc., 4.500%, 5/30/20	140,000	144
Commonwealth Bank of Australia, 1.750%, 11/2/18 (b)	918,000	916
The Credit Mutuel-CM11 Group, 2.200%, 7/20/20 144A	435,000	432
Crown Castle International Corp., 2.250%, 9/1/21	195,000	192
Crown Castle International Corp., 3.400%, 2/15/21	385,000	393
Danske Bank A/S, 2.200%, 3/2/20 144A(b)	620,000	617
Discover Bank, 2.000%, 2/21/18	515,000	515
Discover Bank, 2.600%, 11/13/18 (b)	590,000	592
First Niagara Financial Group, Inc., 7.250%, 12/15/21	155,000	178
The Goldman Sachs Group, Inc., 1.950%, 7/23/19	240,000	239
The Goldman Sachs Group, Inc., 2.160%, (3 Month LIBOR plus 0.78%), 10/31/22	330,000	330
The Goldman Sachs Group, Inc., 2.300%, 12/13/19	370,000	370
The Goldman Sachs Group, Inc., 2.481%, (3 Month LIBOR plus 1.11%), 4/26/22	520,000	526
The Goldman Sachs Group, Inc., 2.750%, 9/15/20	95,000	95
The Goldman Sachs Group, Inc., 5.375%, 3/15/20	195,000	207
The Goldman Sachs Group, Inc., 6.000%, 6/15/20	60,000	65
The Goldman Sachs Group, Inc., 6.150%, 4/1/18 (b)	1,430,000	1,445
HBOS PLC, 6.750%, 5/21/18 144A	300,000	305
The Huntington National Bank, 2.200%, 11/6/18 (b)	1,175,000	1,176
ING Groep NV, 2.483%, (3 Month LIBOR plus 1.15%), 3/29/22	335,000	341
Intesa Sanpaolo, 3.875%, 1/15/19	425,000	431
JPMorgan Chase & Co., 1.625%, 5/15/18	250,000	250
JPMorgan Chase & Co., 1.800%, 1/25/18 (b)	850,000	850
JPMorgan Chase & Co., 2.086%, (3 Month LIBOR plus 0.55%), 3/9/21 (b)	675,000	677
JPMorgan Chase & Co., 2.350%, 1/28/19	250,000	250
JPMorgan Chase & Co., 4.250%, 10/15/20	200,000	210
JPMorgan Chase & Co., 4.400%, 7/22/20	105,000	110
JPMorgan Chase & Co., 4.950%, 3/25/20	150,000	158
Kimco Realty Corp., 6.875%, 10/1/19	215,000	231
Marsh & McLennan Cos., Inc., 2.550%, 10/15/18	160,000	161
Mitsubishi UFJ Financial Group, Inc., 2.366%, (3 Month LIBOR plus 0.92%), 2/22/22	390,000	393
Mizuho Bank, 2.150%, 10/20/18 144A	245,000	245
Morgan Stanley, 2.125%, 4/25/18 (b)	1,890,000	1,890
Morgan Stanley, 5.500%, 1/26/20	240,000	254
Morgan Stanley, 5.500%, 7/24/20	235,000	252
Morgan Stanley, 6.625%, 4/1/18	325,000	329
Morgan Stanley, 7.300%, 5/13/19	250,000	266
Nationwide Building Society, 2.350%, 1/21/20 144A	340,000	340
New York Life Global Funding, 1.550%, 11/2/18 144A	525,000	523
PNC Bank NA, 2.450%, 11/5/20	425,000	426
Principal Life Global Funding II, 1.500%, 4/18/19 144A	240,000	238

Corporate Bonds (47.2%)	Shares/ $ Par	Value $ (000’s)

Financial continued
Principal Life Global Funding II, 2.200%, 4/8/20 144A	445,000	443
Principal Life Global Funding II, 2.250%, 10/15/18 144A	250,000	250
Provident Cos., Inc., 7.000%, 7/15/18	125,000	128
Regions Bank, 2.250%, 9/14/18	270,000	270
Regions Bank, 7.500%, 5/15/18	250,000	255
Reinsurance Group of America, Inc., 6.450%, 11/15/19	540,000	578
Santander UK Group Holdings PLC., 2.875%, 10/16/20	145,000	145
Santander UK PLC, 2.125%, 11/3/20	430,000	427
Simon Property Group LP, 1.500%, 2/1/18 144A	250,000	250
Skandinaviska Enskilda Banken AB, 1.500%, 9/13/19 (b)	680,000	671
Standard Chartered PLC, 2.100%, 8/19/19 144A	200,000	199
Sumitomo Mitsui Banking Corp., 1.762%, 10/19/18	250,000	250
Sumitomo Mitsui Banking Corp., 1.950%, 9/19/19 144A	290,000	288
SunTrust Banks, Inc., 2.350%, 11/1/18	465,000	466
Swedbank AB, 1.750%, 3/12/18 144A(b)	1,100,000	1,099
The Toronto-Dominion Bank, 2.625%, 9/10/18	350,000	351
Trininty Acquisition PLC, 3.500%, 9/15/21	145,000	148
UBS Group Funding AG, 2.682%, (3 Month LIBOR plus 1.22%), 5/23/23 144A	415,000	422
UBS Group Funding Jersey, Ltd., 2.950%, 9/24/20 144A	255,000	258
UBS Group Funding Jersey, Ltd., 3.000%, 4/15/21 144A	385,000	388
UNUM Group, 3.000%, 5/15/21 (b)	620,000	624
Ventas Realty LP / Ventas Capital Corp., 4.000%, 4/30/19	435,000	443
VEREIT Operating Partnership LP, 3.000%, 2/6/19 (b)	1,205,000	1,211
WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 9/17/19 144A	405,000	407
WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.250%, 10/5/20 144A	240,000	244
XLIT, Ltd., 2.300%, 12/15/18	430,000	430

Total		51,147

Industrial (4.8%)
Bohai Capital Holding Co., Ltd., 3.625%, 3/15/21 144A(b)	690,000	664
Burlington Northern Santa Fe LLC, 5.750%, 3/15/18 (b)	750,000	756
DAE Funding LLC, 4.000%, 8/1/20 144A	360,000	364
Fortive Corp., 1.800%, 6/15/19	65,000	65
GATX Corp., 2.375%, 7/30/18	525,000	525
GATX Corp., 2.500%, 7/30/19	315,000	314
GATX Corp., 2.600%, 3/30/20	335,000	335
Harris Corp., 1.999%, 4/27/18 (b)	755,000	754
Honeywell International, Inc., 1.800%, 10/30/19	505,000	502
Kansas City Southern, 2.350%, 5/15/20 (b)	715,000	712
Keysight Technologies, Inc., 3.300%, 10/30/19 (b)	1,220,000	1,231
Martin Marietta Materials, Inc., 2.096%, (3 Month LIBOR plus 0.65%), 5/22/20	150,000	151

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	105

Short-Term Bond Portfolio

Corporate Bonds (47.2%)	Shares/ $ Par	Value $ (000’s)

Industrial continued
Martin Marietta Materials, Inc., 2.125%, (3 Month LIBOR plus 0.50%), 12/20/19	295,000	296
Packaging Corp. of America, 2.450%, 12/15/20	270,000	270
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.500%, 6/15/19 144A	105,000	105
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18 144A(b)	1,175,000	1,180
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 3/15/18 144A(b)	705,000	707
Republic Services, Inc., 5.500%, 9/15/19	250,000	263
Rockwell Collins, Inc., 1.950%, 7/15/19	205,000	204
Roper Industries, Inc., 2.050%, 10/1/18 (b)	865,000	865
Roper Technologies, Inc., 3.000%, 12/15/20	90,000	91
SBA Tower Trust, 2.240%, 4/9/43 144A	180,000	180
SBA Tower Trust, 2.877%, 7/10/46 144A	155,000	154
SBA Tower Trust, 3.156%, 10/10/45 144A(b)	635,000	640
SBA Tower Trust, 3.168%, 4/9/47 144A	390,000	388
SBA Tower Trust, 3.598%, 4/9/43 144A	115,000	115
Stanley Black & Decker, Inc., 1.622%, 11/17/18	65,000	65
Stanley Black & Decker, Inc., 2.451%, 11/17/18 (b)	1,155,000	1,159
Union Pacific Corp., 2.250%, 2/15/19	85,000	85
United Parcel Service, Inc., 2.500%, 4/1/23	485,000	482
Vulcan Materials Co., 2.188%, (3 Month LIBOR plus 0.60%), 6/15/20	365,000	365

Total		13,987

Technology (2.1%)
Apple, Inc., 1.800%, 11/13/19 (b)	690,000	687
Broadcom Corp. / Broadcom Cayman Finance, Ltd., 2.375%, 1/15/20 144A(b)	750,000	745
Broadcom Corp. / Broadcom Cayman Finance, Ltd., 3.000%, 1/15/22 144A(b)	700,000	694
DXC Technology Co., 2.431%, (3 Month LIBOR plus 0.95%), 3/1/21 (b)	880,000	882
DXC Technology Co., 2.875%, 3/27/20	445,000	447
Fidelity National Information Services, Inc., 2.250%, 8/15/21	490,000	482
Hewlett Packard Enterprise Co., 2.100%, 10/4/19 144A	280,000	278
Hewlett Packard Enterprise Co., 2.850%, 10/5/18	425,000	427
QUALCOMM, Inc., 2.100%, 5/20/20	280,000	279
Seagate HDD Cayman, 3.750%, 11/15/18	410,000	416
Xerox Corp., 2.750%, 3/15/19	295,000	295
Xerox Corp., 5.625%, 12/15/19	525,000	552

Total		6,184

Utilities (3.2%)
CMS Energy Corp., 8.750%, 6/15/19	117,000	127
Commonwealth Edison Co., 2.150%, 1/15/19	250,000	250
Dominion Energy, Inc., 2.579%, 7/1/20	185,000	185
Dominion Resources, Inc., 1.500%, 9/30/18 144A	315,000	314
Dominion Resources, Inc., 1.875%, 1/15/19	225,000	224
Dominion Resources, Inc., 2.125%, 2/15/18 144A	465,000	465
Dominion Resources, Inc., 2.962%, 7/1/19	145,000	146
Dominion Resources, Inc., 5.200%, 8/15/19	150,000	157
Duke Energy Corp., 2.100%, 6/15/18	115,000	115

Corporate Bonds (47.2%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
Enel Finance International NV, 2.875%, 5/25/22 144A	535,000	534
Eversource Energy, 1.450%, 5/1/18	105,000	105
Exelon Generation Co. LLC, 2.950%, 1/15/20	365,000	369
Exelon Generation Co. LLC, 5.200%, 10/1/19	21,000	22
FirstEnergy Corp., 2.850%, 7/15/22	320,000	317
MidAmerican Energy Co., 2.400%, 3/15/19	500,000	502
Municipality of Beijing China, 2.750%, 9/26/20	385,000	382
NextEra Energy Capital Holdings, Inc., 1.649%, 9/1/18	190,000	189
NextEra Energy Capital Holdings, Inc., 2.300%, 4/1/19	165,000	165
NiSource Finance Corp., 6.800%, 1/15/19	78,000	82
Origin Energy Finance, Ltd., 3.500%, 10/9/18 144A(b)	790,000	795
PPL Capital Funding, Inc., 1.900%, 6/1/18 (b)	590,000	589
Public Service Electric & Gas Co., 2.300%, 9/15/18	400,000	400
San Diego Gas & Electric Co., 1.914%, 2/1/22	138,215	135
Sempra Energy, 6.150%, 6/15/18	250,000	255
The Southern Co., 1.550%, 7/1/18	165,000	165
The Southern Co., 1.850%, 7/1/19	575,000	571
The Southern Co., 2.350%, 7/1/21	125,000	124
Southern Electric Generating Co., 2.200%, 12/1/18 144A	140,000	140
State Grid Overseas Investment 2016, Ltd., 2.250%, 5/4/20 144A(b)	1,030,000	1,020
TECO Finance, Inc., 1.950%, (3 Month LIBOR plus 0.60%), 4/10/18 (b)	590,000	590

Total		9,434

Total Corporate Bonds
(Cost: $138,577)		138,548

Governments (15.3%)

Governments (15.3%)
Province of Ontario Canada, 2.000%, 9/27/18	1,000,000	1,000
State of Qatar, 2.099%, 1/18/18	420,000	420
US Treasury, 0.875%, 6/15/19	3,105,000	3,061
US Treasury, 1.000%, 11/15/19	16,780,000	16,508
US Treasury, 1.250%, 5/31/19	1,080,000	1,071
US Treasury, 1.250%, 1/31/20	2,900,000	2,861
US Treasury, 1.375%, 9/15/20	2,870,000	2,829
US Treasury, 1.375%, 5/31/21	1,000,000	978
US Treasury, 1.500%, 6/15/20	3,460,000	3,425
US Treasury, 1.625%, 11/30/20	5,605,000	5,548
US Treasury, 1.750%, 9/30/19	450,000	449
US Treasury Note, 1.875%, 12/15/20	6,845,000	6,825

Total Governments
(Cost: $45,319)		44,975

Municipal Bonds (0.2%)

Municipal Bonds (0.2%)
Florida State Board of Administration Finance Corp., 2.163%, 7/1/19 RB	475,000	474

The Accompanying Notes are an Integral Part of the Financial Statements.

106	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Municipal Bonds (0.2%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
State Board of Administration Finance Corp., Series 2013A, 2.107%, 7/1/18 RB	190,000	190

Total Municipal Bonds
(Cost: $665)		664

Structured Products (35.3%)

Asset Backed Securities (21.0%)
AEP Texas Central Transition Funding LLC, Series 2006-A, Class A4, 5.170%, 1/1/18	112,067	112
Ally Auto Receivables Trust, Series 2014-1, Class C, 2.040%, 12/15/19	75,000	75
Ally Auto Receivables Trust, Series 2014-1, Class D, 2.480%, 2/15/21	75,000	75
Ally Auto Receivables Trust, Series 2015-2, Class C, 2.410%, 1/15/21 144A	505,000	506
Ally Auto Receivables Trust, Series 2016-1, Class D, 2.840%, 9/15/22	180,000	181
Ally Auto Receivables Trust, Series 2017-2, Class C, 2.460%, 9/15/22	70,000	70
Ally Auto Receivables Trust, Series 2017-2, Class D, 2.930%, 11/15/23	95,000	94
Ally Master Owner Trust, Series 2015-3, Class A, 1.630%, 5/15/20	1,195,000	1,194
Ally Master Owner Trust, Series 2017-2, Class A, 1.817%, (ICE LIBOR USD 1 Month plus 0.34%), 6/15/21	95,000	95
Ally Master Owner Trust, Series 2017-3, Class A1, 1.907%, (ICE LIBOR USD 1 Month plus 0.43%), 6/15/22	75,000	75
AmeriCredit Automobile Receivables Trust, Series 14-3, Class D, 3.130%, 10/8/20	445,000	449
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class E, 3.580%, 8/9/21 144A	175,000	177
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class E, 3.370%, 11/8/21 144A	375,000	378
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.580%, 9/8/20	520,000	522
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class E, 3.720%, 3/8/22 144A	170,000	172
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.470%, 11/9/20	220,000	221
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class E, 3.660%, 3/8/22	150,000	151
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A3, 1.260%, 11/8/19	12,459	12
AmeriCredit Automobile Receivables Trust, Series 2015-2, Class A3, 1.270%, 1/8/20	50,373	50
AmeriCredit Automobile Receivables Trust, Series 2015-2, Class D, 3.000%, 6/8/21	245,000	247
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class D, 3.340%, 8/8/21	310,000	314
AmeriCredit Automobile Receivables Trust, Series 2015-4, Class A3, 1.700%, 7/8/20	143,260	143
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class A3, 1.810%, 10/8/20	60,777	61

Structured Products (35.3%)	Shares/ $ Par	Value $ (000’s)

Asset Backed Securities continued
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.890%, 1/10/22	1,120,000	1,128
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class D, 2.710%, 9/8/22	380,000	377
Americredit Automobile Receivables Trust, Series 2016-4, Class A3, 1.530%, 7/8/21	385,000	382
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C, 2.710%, 8/18/22	175,000	175
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class B, 2.240%, 6/19/23	185,000	183
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class C, 2.690%, 6/19/23	195,000	195
ARI Fleet Lease Trust, Series 2015-A, Class A2, 1.110%, 11/15/18 144A	14,243	14
ARI Fleet Lease Trust, Series 2015-A, Class A3, 1.670%, 9/15/23 144A	520,000	518
ARI Fleet Lease Trust, Series 2016-A, Class A2, 1.820%, 7/15/24 144A	231,213	231
ARI Fleet Lease Trust, Series 2017-A, Class A2, 1.910%, 4/15/26 144A	135,000	135
ARI Fleet Lease Trust, Series 2017-A, Class A3, 2.280%, 4/15/26 144A	700,000	696
Ascentium Equipment Receivables Trust LLC, Series 2015-2A, Class A3, 1.930%, 3/11/19 144A	182,411	182
Ascentium Equipment Receivables Trust LLC, Series 2016-1A, Class A2, 1.750%, 11/13/18 144A	25,271	25
Ascentium Equipment Receivables Trust LLC, Series 2016-2A, Class A2, 1.460%, 4/10/19 144A	74,347	74
Ascentium Equipment Receivables Trust LLC, Series 2017-1A, Class A2, 1.870%, 7/10/19 144A	160,000	160
Ascentium Equipment Receivables Trust LLC, Series 2017-1A, Class A3, 2.290%, 6/10/21 144A	160,000	159
Ascentium Equipment Receivables Trust LLC, Series 2017-2A, Class A3, 2.310%, 12/10/21 144A	415,000	412
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/19 144A	137,500	138
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class A, 2.970%, 2/20/20 144A	135,000	136
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class B, 3.660%, 2/20/20 144A	670,000	677
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.460%, 7/20/20 144A	155,000	155
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 2.500%, 2/20/21 144A	940,000	940
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.500%, 7/20/21 144A	415,000	415
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/22 144A	440,000	443
Babson CLO, Ltd., Series 2013-IA, Class AR, 2.315%, (3 Month LIBOR plus 0.80%), 1/20/28 144A	730,000	730
Bayview Mortgage Fund IVc Trust, Series 2017-RT3, Class A, 3.500%, (AFC), 1/28/58 144A	880,723	898
Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class A, 3.500%, (AFC), 6/28/57 144A	756,749	767

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	107

Short-Term Bond Portfolio

Structured Products (35.3%)	Shares/ $ Par	Value $ (000’s)

Asset Backed Securities continued
Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4,Class A, 3.500%, (AFC), 1/28/55 144A	262,496	266
BMW Vehicle Lease Trust, Series 2016-2, Class A3, 1.430%, 9/20/19	215,000	214
BMW Vehicle Lease Trust, Series 2017-1, Class A3, 1.980%, 5/20/20	325,000	325
BMW Vehicle Lease Trust, Series 2017-2, Class A3, 2.070%, 10/20/20	205,000	204
California Republic Auto Receivables Trust, Series 2015-1, Class B, 2.510%, 2/16/21	130,000	130
Capital Auto Receivables Asset Trust, Series 2013-4, Class D, 3.220%, 5/20/19	172,264	172
Capital Auto Receivables Asset Trust, Series 2015-2, Class A3, 1.730%, 9/20/19	129,403	129
Capital Auto Receivables Asset Trust, Series 2015-4, Class A2, 1.620%, 3/20/19	30,096	30
Capital Auto Receivables Asset Trust, Series 2016-1, Class A3, 1.730%, 4/20/20	186,014	186
Capital Auto Receivables Asset Trust, Series 2016-2, Class A4, 1.630%, 1/20/21	175,000	174
Capital Auto Receivables Asset Trust, Series 2016-3, Class A3, 1.540%, 8/20/20	120,000	120
Capital Auto Receivables Asset Trust, Series 2017-1, Class B, 2.430%, 5/20/22 144A	70,000	70
Capital Auto Receivables Asset Trust, Series 2017-1, Class C, 2.700%, 9/20/22 144A	115,000	115
Carlyle Global Market Strategies, Series 2014-2A, Class AR, 2.666%, (3 Month LIBOR plus 1.25%), 5/15/25 144A	575,000	577
Carlyle Global Market Strategies, Series 2015-1A, Class AR, 2.363%, (3 Month LIBOR plus 1.00%), 4/20/27 144A	425,000	426
CarMax Auto Owner Trust, Series 2014-4, Class A4, 1.810%, 7/15/20	250,000	250
CarMax Auto Owner Trust, Series 2015-3, Class D, 3.270%, 3/15/22	220,000	221
CarMax Auto Owner Trust, Series 2016-2, Class A3, 1.520%, 2/16/21	315,000	314
CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.400%, 8/15/21	400,000	396
CarMax Auto Owner Trust, Series 2017-4, Class C, 2.700%, 10/16/23	95,000	94
CCG Receivables Trust, Series 2015-1, Class A2, 1.460%, 11/14/18 144A	8,255	8
CCG Receivables Trust, Series 2015-1, Class B, 2.600%, 1/17/23 144A	370,000	371
CCG Receivables Trust, Series 2016-1, Class A2, 1.690%, 9/14/22 144A	114,584	114
CCG Receivables Trust, Series 2017-1, Class A2, 1.840%, 11/14/23 144A	265,000	264
Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A2, 1.360%, 1/15/20 144A	46,245	46
Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A3, 1.640%, 7/15/21 144A	125,000	124

Structured Products (35.3%)	Shares/ $ Par	Value $ (000’s)

Asset Backed Securities continued
CNH Equipment Trust, Series 2015-B, Class A3, 1.370%, 7/15/20	314,974	314
CNH Equipment Trust, Series 2015-C, Class B, 2.400%, 2/15/23	570,000	569
CNH Equipment Trust, Series 2016-C, Class A3, 1.440%, 12/15/21	260,000	257
Diamond Resorts Owner Trust, Series 2014-1, Class A, 2.540%, 5/20/27 144A	94,975	94
Diamond Resorts Owner Trust, Series 2015-1, Class A, 2.730%, 7/20/27 144A	73,173	73
Diamond Resorts Owner Trust, Series 2015-2, Class A, 2.990%, 5/22/28 144A	78,970	79
Elara HGV Timeshare Issuer, Series 2017-A, Class A, 2.690%, 3/25/30 144A	192,840	191
Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.300%, 9/20/20 144A	13,698	14
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 1.590%, 2/22/21 144A	141,315	141
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 1.830%, 9/20/21 144A	542,179	542
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 1.740%, 2/22/22 144A	433,049	432
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.130%, 7/20/22 144A	195,698	196
Enterprise Fleet Financing LLC, Series 2017-3, Class A2, 2.130%, 5/22/23 144A	665,000	664
Enterprise Fleet Financing LLC., Series 2017-2, Class A2, 1.970%, 1/20/23 144A	155,000	155
Ford Credit Auto Lease Trust, Series 2017-B, Class A3, 2.030%, 12/15/20	255,000	254
Ford Credit Floorplan Master Owner Trust A, Series 2013-4, Class C, 2.290%, 6/15/20	1,070,000	1,070
Ford Credit Floorplan Master Owner Trust A, Series 2016-3, Class A1, 1.550%, 7/15/21	490,000	486
Ford Credit Floorplan Master Owner Trust A, Series 2016-3, Class B, 1.750%, 7/15/21	190,000	188
Ford Credit Floorplan Master Owner Trust A, Series 2017-1, Class B, 2.250%, 5/15/22	480,000	476
Ford Credit Floorplan Master Owner Trust A, Series 2017-2, Class B, 2.340%, 9/15/22	1,265,000	1,261
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class B, 2.160%, 11/15/21	410,000	408
GM Financial Automobile Leasing Trust, Series 2015-1, Class D, 3.010%, 3/20/20	140,000	140
GM Financial Automobile Leasing Trust, Series 2016-2, Class A3, 1.620%, 9/20/19	415,000	414
GM Financial Automobile Leasing Trust, Series 2016-3, Class B, 1.970%, 5/20/20	225,000	223
GM Financial Automobile Leasing Trust, Series 2017-1, Class A4, 2.260%, 8/20/20	75,000	75
GM Financial Automobile Leasing Trust, Series 2017-2, Class A3, 2.020%, 9/21/20	325,000	324
GM Financial Automobile Leasing Trust, Series 2017-3, Class A4, 2.120%, 9/20/21	115,000	114

The Accompanying Notes are an Integral Part of the Financial Statements.

108	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Structured Products (35.3%)	Shares/ $ Par	Value $ (000’s)

Asset Backed Securities continued
GM Financial Automobile Leasing Trust, Series 2017-3, Class C, 2.730%, 9/20/21	140,000	139
GM Financial Securitized Term, Series 2017-3A, Class C, 2.520%, 3/16/23 144A	475,000	471
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A1, 1.650%, 5/15/20 144A	290,000	290
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.410%, 5/17/21 144A	125,000	125
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class C, 2.850%, 5/17/21 144A	100,000	100
GMF Floorplan Owner Revolving Trust, Series 2017-1, Class C, 2.970%, 1/18/22 144A	260,000	260
GMF Floorplan Owner Revolving Trust, Series 2017-2, Class C, 2.630%, 7/15/22 144A	170,000	168
GMF Floorplan Owner Revolving Trust, Series 2017-3, Class B, 2.260%, 8/16/21 144A	715,000	710
GMF Floorplan Owner Revolving Trust, Series 2017-3, Class C, 2.460%, 8/16/21 144A	855,000	849
GreatAmerica Leasing Receivables Funding LLC, Series 2016-1, Class A3, 1.730%, 6/20/19 144A	295,816	296
GreatAmerica Leasing Receivables Funding LLC, Series 2017-1, Class A2, 1.720%, 4/22/19 144A	90,295	90
GreatAmerica Leasing Receivables Funding LLC, Series 2017-1, Class A3, 2.060%, 6/22/20 144A	100,000	100
Halcyon Loan Advisors Funding, Ltd., Series 2014-3A, Class B1R0(3 Month LIBOR plus 1.70%), 10/22/25 144A	345,000	345
Hilton Grand Vacations Trust, Series 2017-AA, Class A, 2.660%, 12/26/28 144A	146,561	146
Hilton Grand Vacations Trust, Series 2017-AA, Class B, 2.960%, (EXE), 12/26/28 144A	83,749	83
Huntington Auto Trust, Series 2016-1, Class A4, 1.930%, 4/15/22	325,000	323
Hyundai Auto Lease Securitization Trust, Series 2015-B, Class A3, 1.400%, 11/15/18 144A	12,623	13
Hyundai Auto Lease Securitization Trust, Series 2016-A, Class A3, 1.600%, 7/15/19 144A	132,101	132
Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A4, 1.680%, 4/15/20 144A	100,000	100
Hyundai Auto Lease Securitization Trust, Series 2016-C, Class A4, 1.650%, 7/15/20 144A	290,000	289
Hyundai Auto Lease Securitization Trust, Series 2016-C, Class B, 1.860%, 5/17/21 144A	320,000	318
Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.970%, 7/15/20 144A	500,000	499
Hyundai Auto Receivables Trust, Series 2015-A, Class A3, 1.050%, 4/15/19	21,384	21
Hyundai Auto Receivables Trust, Series 2017-A, Class B, 2.380%, 4/17/23	150,000	149
John Deere Owner Trust, Series 2015-A, Class A3, 1.320%, 6/17/19	48,217	48
John Deere Owner Trust, Series 2016-A, Class A3, 1.360%, 4/15/20	318,683	318

Structured Products (35.3%)	Shares/ $ Par	Value $ (000’s)

Asset Backed Securities continued
KKR CLO 12, Ltd., 2.409%, (3 Month LIBOR plus 1.05%), 7/15/27 144A	705,000	706
Kubota Credit Owner Trust, Series 2014-1A, Class A4, 1.670%, 7/15/20 144A	732,221	732
Kubota Credit Owner Trust, Series 2016-1A, Class A3, 1.500%, 7/15/20 144A	605,000	601
Madison Park Funding XVIII, Ltd., Series 2015-18A, Class A1R, 2.553%, (3 Month LIBOR plus 1.19%), 10/21/30 144A	440,000	443
Mercedes-Benz Auto Lease Trust, Series 2016-A, Class A3, 1.520%, 3/15/19	323,463	323
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, (AFC), 4/25/57 144A	99,375	99
Mill City Mortgage Loan Trust, Series 2017-2, Class A1, 2.750%, (AFC), 7/25/59 144A	573,851	574
MMAF Equipment Finance LLC, Series 2015-AA, Class A3, 1.390%, 10/16/19 144A	42,505	42
MMAF Equipment Finance LLC, Series 2017-AA, Class A2, 1.730%, 5/18/20 144A	338,772	338
MVW Owner Trust, Series 2015-1A, Class A, 2.520%, 12/20/32 144A	295,873	294
MVW Owner Trust, Series 2017-1A, Class A, 2.420%, 12/20/34 144A	115,355	114
MVW Owner Trust, Series 2017-1A, Class B, 2.750%, 12/20/34 144A	96,129	95
MVW Owner Trust, Series 2017-1A, Class C, 2.990%, 12/20/34 144A	105,742	104
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.239%, (AFC), 6/25/26 144A(l)	51,608	52
Nationstar HECM Loan Trust, Series 2016-3A, Class A, 2.012%, 8/25/26 144A(l)	42,054	42
Neuberger Berman CLO XVI-S, Ltd., Series 16S, Class A, 1.625%, (3 Month LIBOR plus 0.85%), 1/15/28 144A(l)	440,000	440
Nissan Auto Lease Trust, Series 2016-B, Class A4, 1.610%, 1/18/22	370,000	368
Nissan Auto Lease Trust, Series 2017-B, Class A4, 2.170%, 12/15/21	290,000	289
Nissan Master Owner Trust Receivables, Series 2015-A, Class A2, 1.440%, 1/15/20	400,000	400
Nissan Master Owner Trust Receivables, Series 2016-A, Class A2, 1.540%, 6/15/21	335,000	332
Nissan Master Owner Trust Receivables, Series 2017-B, Class A, 1.907%, (ICE LIBOR USD 1 Month plus 0.43%), 4/18/22	1,110,000	1,116
OCP CLO, Ltd., Series 2015-10A, Class A1R, 2.191%, (3 Month LIBOR plus 0.82%), 10/26/27 144A	665,000	666
Santander Drive Auto Receivables Trust, Series 2014-3, Class D, 2.650%, 8/17/20	55,000	55
Santander Drive Auto Receivables Trust, Series 2015-3, Class D, 3.490%, 5/17/21	345,000	350
Santander Drive Auto Receivables Trust, Series 2015-4, Class D, 3.530%, 8/16/21	240,000	244

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	109

Short-Term Bond Portfolio

Structured Products (35.3%)	Shares/ $ Par	Value $ (000’s)

Asset Backed Securities continued
Santander Drive Auto Receivables Trust, Series 2015-5, Class C, 2.740%, 12/15/21	705,000	708
Santander Drive Auto Receivables Trust, Series 2015-5, Class D, 3.650%, 12/15/21	345,000	350
Santander Drive Auto Receivables Trust, Series 2016-1, Class B, 2.470%, 12/15/20	170,000	170
Santander Drive Auto Receivables Trust, Series 2016-1, Class D, 4.020%, 4/15/22	425,000	436
Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.460%, 3/15/22	274,000	274
Santander Drive Auto Receivables Trust, Series 2017-1, Class B, 2.100%, 6/15/21	50,000	50
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.580%, 5/16/22	65,000	65
Santander Drive Auto Receivables Trust, Series 2017-3, Class B, 2.190%, 3/15/22	365,000	363
Santander Retail Auto Lease Trust, Series 2017-A, Class A3, 2.220%, 1/20/21 144A	185,000	184
Santander Retail Auto Lease Trust, Series 2017-A, Class C, 2.960%, 11/21/22 144A	155,000	155
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A, 2.400%, 3/22/32 144A	248,670	248
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class A, 2.580%, 9/20/32 144A	234,273	234
Sierra Receivables Funding Co. LLC, Series 2016-3A, Class A, 2.430%, 10/20/33 144A	315,434	314
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A, 2.910%, 3/20/34 144A	96,871	97
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A, 2.430%, 6/20/32 144A	123,615	123
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A, 3.080%, 3/21/33 144A	349,033	350
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A, 2.330%, 7/20/33 144A	99,563	99
SLM Private Education Loan Trust, Series 2013-A, Class B, 2.500%, 3/15/47 144A	580,000	576
SLM Student Loan Trust, Series 2007-7, Class A4, 1.697%, (3 Month LIBOR plus 0.33%), 1/25/22	272,651	269
SLM Student Loan Trust, Series 2008-4, Class A4, 3.017%, (3 Month LIBOR plus 1.65%), 7/25/22	78,656	81
SLM Student Loan Trust, Series 2008-5, Class A4, 3.067%, (3 Month LIBOR plus 1.70%), 7/25/23	212,842	220
SLM Student Loan Trust, Series 2008-9, Class A, 2.867%, (3 Month LIBOR plus 1.50%), 4/25/23	153,144	157
SMART ABS Trust, Series 2015-3US, Class A3A, 1.660%, 8/14/19	308,884	308
SMART ABS Trust, Series 2016-2US, Class A2A, 1.450%, 8/14/19	379,455	378
SMB Private Education Loan Trust, Series 2015-A, Class A2B, 2.477%, (ICE LIBOR USD 1 Month plus 1.00%), 6/15/27 144A	273,912	278
Springleaf Funding Trust, Series 2016-AA, Class A, 2.900%, 11/15/29 144A	180,000	180

Structured Products (35.3%)	Shares/ $ Par	Value $ (000’s)

Asset Backed Securities continued
Synchrony Credit Card Master Note Trust, Series 2013-1, Class B, 1.690%, 3/15/21	465,000	465
Synchrony Credit Card Master Note Trust, Series 2015-1, Class B, 2.640%, 3/15/23	250,000	250
Synchrony Credit Card Master Note Trust, Series 2015-4, Class B, 2.620%, 9/15/23	305,000	304
Synchrony Credit Card Master Note Trust, Series 2016-2, Class C, 2.950%, 5/15/24	522,306	522
Towd Point Mortgage Trust, Series 2015-4, Class A1B, 2.750%, (AFC), 4/25/55 144A	276,223	276
Towd Point Mortgage Trust, Series 2015-5, Class A1B, 2.750%, (AFC), 5/25/55 144A	255,978	256
Towd Point Mortgage Trust, Series 2016-1, Class A1B, 2.750%, (AFC), 2/25/55 144A	137,654	138
Towd Point Mortgage Trust, Series 2016-1, Class A3B, 3.000%, (AFC), 2/25/55 144A	177,243	178
Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.750%, (AFC), 8/25/55 144A	119,270	119
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.250%, (AFC), 4/25/56 144A	95,423	94
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.750%, (AFC), 10/25/56 144A	460,594	460
Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.750%, (AFC), 4/25/57 144A	305,565	305
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.750%, (AFC), 7/25/57 144A	648,255	647
Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.750%, (AFC), 6/25/57 144A	318,228	317
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.750%, (AFC), 10/25/57 144A	1,130,626	1,127
Verizon Owner Trust, Series 2016-2A, Class A, 1.680%, 5/20/21 144A	500,000	497
Verizon Owner Trust, Series 2016-2A, Class B, 2.150%, 5/20/21 144A	340,000	338
Verizon Owner Trust, Series 2016-2A, Class C, 2.360%, 5/20/21 144A	270,000	268
Verizon Owner Trust, Series 2017-1A, Class B, 2.450%, 9/20/21 144A	110,000	110
Verizon Owner Trust, Series 2017-1A, Class C, 2.650%, 9/20/21 144A	150,000	150
Verizon Owner Trust, Series 2017-3A, Class C, 2.530%, 4/20/22 144A	550,000	547
Volvo Financial Equipment LLC, Series 2014-1A, Class C, 1.940%, 11/15/21 144A	265,000	265
Volvo Financial Equipment LLC, Series 2016-1A, Class A3, 1.670%, 2/18/20 144A	175,000	175
Volvo Financial Equipment Master Owner Trust, Series 2017-A, Class A, 1.977%, (1 Month LIBOR plus 0.50%), 11/15/22 144A	115,000	115
Wendys Funding LLC, Series 2015-1A, Class A2I, 3.371%, 6/15/45 144A	855,313	858
Wheels SPV 2 LLC, Series 2015-1A, Class A2, 1.270%, 4/22/24 144A	20,317	20

The Accompanying Notes are an Integral Part of the Financial Statements.

110	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Structured Products (35.3%)	Shares/ $ Par	Value $ (000’s)

Asset Backed Securities continued
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.590%, 5/20/25 144A	135,704	135
World Omni Automobile Lease Securitization Trust, Series 2016-A, Class A3, 1.450%, 8/15/19	480,000	478

Total		61,495

Mortgage Securities (14.3%)
Allegro CLO III, Ltd., 2.482%, 7/25/27 144A(l)	585,000	585
BAMLL Commercial Mortgage Securities Trust, Series 2014-IP, Class A, 2.717%, (CSTR), 6/15/28 144A	475,000	475
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class A1, 1.957%, 2/15/50	127,945	127
BANK, Series 2017-BNK4, Class A1, 2.002%, 5/15/50	525,423	521
BX Trust, Series 2017-IMC, Class D, 2.650%, (1 Month LIBOR plus 1.40%), 10/15/32 144A	695,000	695
BX Trust, Series 2017-IMC, Class D, 3.500%, (1 Month LIBOR plus 2.25%), 10/15/32 144A	225,000	225
CD Mortgage Trust, Series 2016-CD2, Class A1, 1.848%, 11/10/49	591,533	585
CD Mortgage Trust, Series 2017-CD3, Class A1, 1.965%, 2/10/50	134,491	134
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A1, 1.485%, 10/10/47	114,077	114
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A1, 1.353%, 2/10/48	105,396	105
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A1, 1.637%, 6/10/48	305,759	304
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A1, 1.643%, 9/10/58	292,574	290
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A1, 1.648%, 9/15/48	111,130	110
CLNS Trust, Series 2017-IKPR, Class A, 2.232%, (ICE LIBOR USD 1 Month plus 0.80%), 6/11/32 144A	240,000	240
CLNS Trust, Series 2017-IKPR, Class B, 2.432%, (1 Month LIBOR plus 1.00%), 6/11/32 144A	365,000	365
COLT Funding LLC, Series 2017-1, Class A1, 2.614%, (AFC), 5/27/47 144A	379,211	379
COLT Funding LLC, Series 2017-1, Class A3, 3.074%, (AFC), 5/27/47 144A	66,528	67
COLT Funding LLC, Series 2017-2, Class A1A, 2.415%, (AFC), 10/25/47 144A	628,926	630
COLT Funding LLC, Series 2017-2, Class A2A, 2.568%, (AFC), 10/25/47 144A	266,261	267
COLT Funding LLC, Series 2017-2, Class A3A, 2.773%, (AFC), 10/25/47 144A	114,768	115
Commercial Mortgage Pass Through Certificates, Series 2014-CR21, Class A1, 1.494%, 12/10/47	42,206	42
Commercial Mortgage Pass Through Certificates, Series 2014-UBS6, Class A1, 1.445%, 12/10/47	73,021	73
Commercial Mortgage Pass Through Certificates, Series 2015-CR22, Class A1, 1.569%, 3/10/48	37,177	37

Structured Products (35.3%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Commercial Mortgage Pass Through Certificates, Series 2015-CR25, Class A1, 1.737%, 8/10/48	234,272	233
Commercial Mortgage Pass Through Certificates, Series 2015-CR26, Class A1, 1.604%, 10/10/48	247,896	246
Commercial Mortgage Pass Through Certificates, Series 2015-LC23, Class A2, 3.221%, 10/10/48	605,000	617
Commercial Mortgage Pass Through Certificates, Series 2015-PC1, Class A1, 1.667%, 7/10/50	340,629	340
Commercial Mortgage Pass Through Certificates, Series 2016-CR28, Class A1, 1.770%, 2/10/49	26,860	27
Commercial Mortgage Pass Through Certificates, Series 2017-COR2, Class A1, 2.111%, 9/10/50	155,326	154
Connecticut Avenue Securities, Series 2016-C01, Class 2M1, 3.652%, (ICE LIBOR USD 1 Month plus 2.10%), 8/25/28	188,975	190
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A1, 1.684%, 4/15/50	41,307	41
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A1, 1.454%, 6/15/57	455,087	452
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A1, 1.716%, 8/15/48	219,104	217
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class A1, 1.746%, 11/15/48	65,738	65
CSAIL Commercial Mortgage Trust, Series 2017-CX9, Class A1, 2.024%, 9/15/50	96,302	95
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.577%, (CSTR, AFC), 10/25/47 144A	569,397	569
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A2, 2.711%, (CSTR, AFC), 10/25/47 144A	94,899	95
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A3, 2.813%, (CSTR, AFC), 10/25/47 144A	94,899	95
FDIC Guaranteed Notes Trust, Series 2010-S2, Class 2A, 2.570%, 7/29/47 144A	148,601	148
Federal Home Loan Mortgage Corp., 3.500%, 3/1/46	103,306	107
Federal Home Loan Mortgage Corp., 5.000%, 4/1/18	2,618	3
Federal Home Loan Mortgage Corp., 5.500%, 5/1/22	118,318	124
Federal Home Loan Mortgage Corp., 6.000%, 12/1/28	9,722	11
Federal Home Loan Mortgage Corp., 6.000%, 9/1/34	3,640	4
Federal Home Loan Mortgage Corp., 6.000%, 2/1/35	59,484	67
Federal Home Loan Mortgage Corp., 6.000%, 9/1/35	20,292	23
Federal Home Loan Mortgage Corp., 6.000%, 1/1/38	3,641	4
Federal Home Loan Mortgage Corp., Series 2015-DNA1, Class M1, 2.452%, (ICE LIBOR USD 1 Month plus 0.90%), 10/25/27	42,575	43
Federal Home Loan Mortgage Corp., Series 2016-DNA1, Class M1, 3.002%, (ICE LIBOR USD 1 Month plus 1.45%), 7/25/28	71,861	72
Federal Home Loan Mortgage Corp., Series 2016-HQA1, Class M1, 3.302%, (ICE LIBOR USD 1 Month plus 1.75%), 9/25/28	36,835	37

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	111

Short-Term Bond Portfolio

Structured Products (35.3%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series 2017-DNA1, Class M1, 2.752%, (ICE LIBOR USD 1 Month plus 1.20%), 7/25/29	237,172	240
Federal Home Loan Mortgage Corp., Series 2017-DNA2, Class M1, 2.752%, (ICE LIBOR USD 1 Month plus 1.20%), 10/25/29	665,526	676
Federal Home Loan Mortgage Corp., Series 2017-HQA1, Class M1, 2.752%, (ICE LIBOR USD 1 Month plus 1.20%), 8/25/29	472,996	478
Federal Home Loan Mortgage Corp., Series 2017-HQA2, Class M1, 2.352%, (ICE LIBOR USD 1 Month plus 0.80%), 12/25/29	240,868	242
Federal Home Loan Mortgage Corp., Series 2017-SC02, Class M1, 3.890%, (CSTR), 5/25/47 144A	133,144	133
Federal Home Loan Mortgage Corp., Series 2017-SPI1, Class M1, 3.991%, 9/25/47 144A	57,290	58
Federal Home Loan Mortgage Corp., Series 3713, Class PA, 2.000%, 2/15/40	438,843	435
Federal Home Loan Mortgage Corp., Series 3718, Class BC, 2.000%, 2/15/25	426,357	425
Federal Home Loan Mortgage Corp., Series 4092, Class CL, 1.250%, 6/15/27	1,361,325	1,306
Federal Home Loan Mortgage Corp., Series DNA3, Class M1, 2.302%, (ICE LIBOR USD 1 Month plus 0.75%), 3/25/30	408,631	410
Federal National Mortgage Association, 1.500%, 7/30/20	1,310,000	1,294
Federal National Mortgage Association, 2.500%, 10/1/22	628,411	628
Federal National Mortgage Association, 2.500%, 12/1/22	159,900	161
Federal National Mortgage Association, 3.000%, 6/1/22	176,407	180
Federal National Mortgage Association, 3.000%, 4/1/24	432,647	441
Federal National Mortgage Association, 3.500%, 5/1/27	863,595	892
Federal National Mortgage Association, 3.500%, 4/1/46	1,067,302	1,097
Federal National Mortgage Association, 4.000%, 2/1/29	1,032,478	1,081
Federal National Mortgage Association, 4.000%, 8/1/47	1,384,522	1,450
Federal National Mortgage Association, 4.500%, 5/1/40	170,229	182
Federal National Mortgage Association, 4.500%, 9/1/40	155,552	167
Federal National Mortgage Association, 4.500%, 2/1/44	570,701	608
Federal National Mortgage Association, 5.000%, 10/1/33	210,768	229
Federal National Mortgage Association, 5.500%, 8/1/37	117,366	130
Federal National Mortgage Association, 5.500%, 2/1/38	441,863	490

Structured Products (35.3%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Federal National Mortgage Association, 6.000%, 8/1/22	48,980	51
Federal National Mortgage Association, 6.000%, 3/1/34	100,267	112
Federal National Mortgage Association, 6.000%, 8/1/34	278,130	316
Federal National Mortgage Association, 6.000%, 11/1/34	10,976	12
Federal National Mortgage Association, 6.000%, 12/1/34	3,473	4
Federal National Mortgage Association, 6.000%, 4/1/35	6,563	7
Federal National Mortgage Association, 6.000%, 5/1/38	4,641	5
Federal National Mortgage Association, 6.000%, 10/1/40	232,053	262
Federal National Mortgage Association, 6.500%, 7/1/32	33,071	37
Federal National Mortgage Association, 6.500%, 12/1/32	37,186	42
Federal National Mortgage Association, Series 2010-95, Class Bk, 1.500%, 2/25/20	183,921	183
Federal National Mortgage Association, Series 2011-113, Class AG, 2.500%, 11/25/26	259,827	259
Federal National Mortgage Association, Series 2013-74, Class AD, 2.000%, 7/25/23	374,137	369
Federal National Mortgage Association, Series 2016-83, Class FA, 2.052%, (ICE LIBOR USD 1 Month plus 0.50%), 11/25/46	275,393	278
Federal National Mortgage Association, Series 2016-85, Class FA, 2.052%, (ICE LIBOR USD 1 Month plus 0.50%), 11/25/46	498,701	498
Federal National Mortgage Association, Series 2016-85, Class FG, 2.052%, (ICE LIBOR USD 1 Month plus 0.50%), 11/25/46	501,460	506
Federal National Mortgage Association, Series 2016-C07, Class 2M1, 2.852%, (ICE LIBOR USD 1 Month plus 1.30%), 5/25/29	233,746	235
Federal National Mortgage Association, Series 2017-85, Class FC, 1.852%, (1 Month LIBOR plus 0.30%), 11/25/47	1,389,334	1,388
Federal National Mortgage Association, Series 2017-90, Class KA, 3.000%, 11/25/47	580,342	585
Federal National Mortgage Association, Series 2017-C01, Class 1M1, 2.852%, (ICE LIBOR USD 1 Month plus 1.30%), 7/25/29	338,283	342
Federal National Mortgage Association, Series 2017-C02, Class 2M1, 2.702%, (ICE LIBOR USD 1 Month plus 1.15%), 9/25/29	528,660	533
Federal National Mortgage Association, Series 2017-C03, Class 1M1, 2.502%, (ICE LIBOR USD 1 Month plus 0.95%), 10/25/29	584,721	589
Federal National Mortgage Association, Series 2017-C04, Class 2M1, 2.402%, (ICE LIBOR USD 1 Month plus 0.85%), 11/25/29	394,840	397

The Accompanying Notes are an Integral Part of the Financial Statements.

112	Short-Term Bond Portfolio

Short-Term Bond Portfolio

Structured Products (35.3%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Federal National Mortgage Association, Series 2017-C05, Class 1M1, 2.102%, (ICE LIBOR USD 1 Month plus 0.55%), 1/25/30	736,523	737
Federal National Mortgage Association, Series 2017-C06, Class 1M1, 2.302%, (ICE LIBOR USD 1 Month plus 0.75%), 2/25/30	553,766	556
Federal National Mortgage Association, Series 2017-C06, Class 2M1, 2.302%, (ICE LIBOR USD 1 Month plus 0.75%), 2/25/30	237,639	238
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.767%, (CSTR), 7/10/38	206,562	208
GM Financial Securitized Term, Series 2017-3A, Class B, 2.330%, 3/16/23 144A	400,000	396
Government National Mortgage Association, 3.500%, 8/20/32	462,460	479
Government National Mortgage Association, 3.500%, 9/20/32	221,551	230
Government National Mortgage Association, 3.500%, 12/20/42	10,610	11
Government National Mortgage Association, 3.500%, 9/20/43	155,226	161
Government National Mortgage Association, 5.000%, 3/20/34	569,014	619
Government National Mortgage Association, 5.500%, 6/20/37	131,799	144
Great Wolf Trust, Series 2017-Wolf, Class A, 2.477%, (ICE LIBOR USD 1 Month plus 0.85%), 9/15/34 144A	310,000	311
Great Wolf Trust, Series 2017-Wolf, Class C, 2.947%, (ICE LIBOR USD 1 Month plus 1.32%), 9/15/34 144A	455,000	455
GS Mortgage Securities Trust, Series 2014-EB1A, Class 2A1, 2.467%, (CSTR), 7/25/44 144A	61,856	61
GS Mortgage Securities Trust, Series 2015-GC28, Class A1, 1.528%, 2/10/48	169,564	169
GS Mortgage Securities Trust, Series 2015-GC32, Class A1, 1.593%, 7/10/48	151,538	151
GS Mortgage Securities Trust, Series 2016-GS3, Class A1, 1.429%, 10/10/49	72,981	72
GS Mortgage Securities Trust, Series 2017-GS7, Class A1, 1.950%, 8/10/50	321,462	318
Hospitality Mortgage Trust, Series 2017-HIT, Class A, 2.094%, (ICE LIBOR USD 1 Month plus 0.85%), 5/8/30 144A	235,000	235
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A1, 1.461%, 8/15/49	224,497	220
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class A1, 1.596%, 1/15/48	188,526	188
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A1, 1.413%, 2/15/48	144,734	144
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A1, 1.445%, 10/15/48	292,745	291
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29, Class A1, 1.625%, 5/15/48	120,420	120

Structured Products (35.3%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A1, 1.738%, 7/15/48	496,861	495
MetLife Securitization Trust, Series 2017-1A, Class A, 3.000%, (AFC), 4/25/55 144A	296,380	299
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A1, 1.573%, 12/15/47	152,730	152
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A1, 1.706%, 5/15/48	194,079	193
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A1, 1.389%, 9/15/49	117,783	116
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A1, 1.638%, 5/15/48	205,565	204
Morgan Stanley Capital I Trust, Series 2017-CLS, Class B, 2.100%, (1 Month LIBOR plus 0.85%), 11/15/34 144A	365,000	365
Morgan Stanley Capital I Trust, Series 2017-CLS, Class C, 2.250%, (1 Month LIBOR plus 1.00%), 11/15/34 144A	290,000	290
Neuberger Berman CLO XIX Ltd., Series 2015-19a, Class A1R, 2.409%, 7/15/27 144A	250,000	251
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.476%, (CSTR), 8/15/39	63,494	64
Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A1, 1.437%, 12/15/47	199,231	198
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A1, 1.454%, 2/15/48	95,384	95
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class A1, 1.730%, 2/15/48	40,265	40
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A1, 1.531%, 5/15/48	107,268	107
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A1, 1.471%, 4/15/50	116,709	116
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A2, 3.020%, 7/15/58	530,000	536
Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A1, 1.577%, 1/15/59	251,963	250
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A1, 1.441%, 10/15/49	122,108	121
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A1, 1.968%, 7/15/50	265,590	263
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A1, 1.975%, 9/15/50	163,843	162
Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 2A2, 3.425%, (CSTR), 12/25/34	267,170	274

Total		42,112

Total Structured Products
(Cost: $103,769)		103,607

Short-Term Investments (1.9%)

Money Market Funds (1.9%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	5,434,995	5,435

Total Short-Term Investments
(Cost: $5,435)		5,435

Total Investments (99.9%)
(Cost: $293,765)(a)		293,229

Other Assets, Less
Liabilities (0.1%)		285

Net Assets (100.0%)		293,514

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio	113

Short-Term Bond Portfolio

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the value of these securities (in thousands) was $79,360 representing 27.0% of the net assets.

AFC — Available Funds Cap security - Security accrues interest at an assumed or uncapped rate. If the interest rate on the underlying loans is lower than the uncapped rate, then the security will pay at the lower rate.

CSTR — Collateral Strip Rate security - interest is based on the weighted net interest rate of the collateral.

RB — Revenue Bond

#	7-Day yield as of December 31, 2017.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $293,659 and the net unrealized depreciation of investments based on that cost was $519 which is comprised of $656 aggregate gross unrealized appreciation and $1,175 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
US Ten Year Treasury Note Futures	Short	USD	$5,300	53	3/18	$6,575	$35
US Two Year Treasury Note Futures	Long	USD	58,600	293	3/18	62,734	(124)

(l)	Security valued using significant unobservable inputs.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$-	$664	$-
Corporate Bonds	-	138,548	-
Governments	-	44,975	-
Structured Products
Asset Backed Securities	-	60,961	534
Mortgage Securities	-	41,527	585
Short-Term Investments	5,435	-	-
Other Financial Instruments
Futures	35	-	-
Total Assets:	$5,470	$286,675	$1,119
Liabilities:
Other Financial Instruments
Futures	(124)	-	-
Total Liabilities:	$(124)	$-	$-

For the period ended December 31, 2017, there was a transfer from Level 2 to Level 3 in the amount of $42 (in thousands). This transfer was the result of a decrease in the quantity of observable inputs for the security that was previously priced by a third-party vendor utilizing a broker quote.

The Accompanying Notes are an Integral Part of the Financial Statements.

114	Short-Term Bond Portfolio

Select Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.	Invest in a diversified portfolio of investment grade debt securities with maturities exceeding one year.	$2.9 billion

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Select Bond Portfolio (the “Portfolio”), has engaged Wells Capital Management, Inc. (“Wells Capital”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”) and up to 20% of net assets in foreign securities. Debt securities may be of any maturity or duration, but under normal market conditions, the Portfolio attempts to maintain an overall dollar-weighted average effective duration (an aggregate measure of the sensitivity of the Portfolio’s fixed income securities to changes in interest rates) that is within 10% of the Bloomberg Barclays® U.S. Aggregate Index. The Portfolio uses a fundamental, relative value investment approach to construct the portfolio of investments. The Portfolio invests in debt securities that it believes offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

Market Overview

The year began with a dynamic and changing policy landscape as President Trump officially took office. On September 20, the U.S. Federal Reserve (the “Fed”) left rates unchanged—as expected—and formally announced the start of its balance sheet roll off. December saw rapidly evolving headlines around the exact structure and probability of successful tax legislation; ultimately, the final legislation passed just in time for Christmas. The Fed raised its benchmark rate by 0.25% to a range of 1.25% to 1.50%—as widely expected and telegraphed—and markets ended December expecting two or three further hikes for 2018. Within the components of the Bloomberg Barclays® U.S. Aggregate Index, all subsectors outperformed Treasurys. Credit led excess returns, followed by commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”), which edged just ahead of Agencies and mortgage-backed securities (“MBS”).

Portfolio Results

The Portfolio returned 3.58% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® U.S. Aggregate Index (the “Index”), returned 3.54%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return of the Core Bond Funds peer group was 3.72% for 2017.

In credit, sector and security selection contributed to performance. Contributors were concentrated in names across the Sovereigns, Information Technology, Health Care and Foreign Agency sectors. Examples included Slovenia, United Mexican States, Oracle Corp., Petroleos Mexicanos and General Motors Co. Meanwhile, detractors were concentrated in names across the Banking, Telecommunications, Insurance and Energy sectors. Examples included Verizon Communications Inc., Charter Communications, Inc., Hess Corp., Anheuser-Busch InBev and Halliburton Co. In credit, the Portfolio decreased its risk-adjusted overweight from 2.7% to 0.7% during 2017. Early in the year, the Portfolio increased the overweight to credit as the portfolio managers saw attractive opportunities, particularly across names in the Sovereigns, Banking and Telecommunication sectors. Later in the year, the Portfolio reduced risk close to neutral by further tempering positions across names in Banks, Basic Industries and Utilities, while taking advantage of heavy new issuance in Information Technology and attractive opportunities in Real Estate Investment Trusts. Positioning was dynamic throughout the year, responding to the best bottom-up security selections as they arose.

In Agency mortgages, positioning in Ginnie Mae securities, hybrid adjustable rate mortgages (“ARMs”) and 20-years contributed to performance. A sector underweight that was in place for most of the year detracted from performance, as did positioning in 15-years and lower-coupon 30-years.

In consumer ABS, a sector overweight and positioning in FFELP (Federal Family Education Loan Program) and rental car ABS contributed to performance. A sector overweight in CMBS was also a modest contributor. Positioning in private student loans underperformed on a risk-adjusted basis. In consumer ABS, the Portfolio’s risk-adjusted overweight increased from 8.2% to 9.8% during 2017.

Select Bond Portfolio	115

Select Bond Portfolio (unaudited)

Portfolio Manager Outlook

The following forward-looking comments are the opinion of Wells Capital, the Portfolio’s sub-adviser.

Momentum in the U.S. economy is high heading into the new year. Recent passage of corporate tax rate reform should provide a meaningful boost to the corporate sector’s profitability. Measures of U.S. inflation have shown modest signs of firming after persistent softness throughout 2017. With inflation trending somewhat below the Fed’s target, officials continue to set expectations for gradual interest rate increases going forward, with the market pricing in two or three 25 basis point hikes during 2018.

Consistent with our bottom-up relative value process, we maintain a neutral duration. In December, we increased our overweight to credit, identifying additional security selection opportunities. We moved more underweight U.S. Agency MBS as mortgage valuations remain somewhat vulnerable, in our view, as market participants adjust to higher yields and volatility. We maintained an overweight to ABS on stable fundamentals in core sectors and attractive risk-adjusted valuations, while maintaining a tempered overweight in CMBS. We remain nimble and agile, and stand ready to take advantage of security selection opportunities as they arise.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Select Bond Portfolio	3.58%	2.08%	4.14%
Bloomberg Barclays® U.S. Aggregate Index	3.54%	2.10%	4.01%
Lipper® Variable Insurance Products (VIP) Core Bond Funds Average	3.72%	2.05%	3.87%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced.

Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. A portion of the Portfolio’s assets may be invested in lower quality debt securities which may present a significant risk for loss of principal and interest. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

Currently, interest rates remain at historically low levels on a relative basis, although the U.S. federal funds rate has been subject to modest increases over the course of the last two years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect performance.

116	Select Bond Portfolio

Select Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/17

Security Description	% of Market Value
US Treasury, Various	33.7%
Federal National Mortgage Association, Various	17.7%
Government National Mortgage Association, Various	5.5%
Federal Home Loan Mortgage Corp., Various	4.2%
Apple, Inc., Various	0.8%
Northrop Grumman Corp., Various	0.8%
AT&T, Inc., Various	0.8%
JPMorgan Chase & Co., Various	0.6%
Morgan Stanley, Various	0.6%
Oracle Corp., Various	0.6%

Sector Allocation 12/31/17

Sector Allocation is based on fixed income investments.

Sector Allocation and Top 10 Holdings are subject to change. Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Select Bond Portfolio	117

Select Bond Portfolio

Schedule of Investments

December 31, 2017

Corporate Bonds (24.2%)	Shares/ $ Par	Value $ (000’s)

Basic Materials (0.7%)
Barrick North America Finance LLC, 5.700%, 5/30/41	2,030,000	2,493
BHP Billiton Finance USA, Ltd., 5.000%, 9/30/43	1,040,000	1,274
CF Industries, Inc., 3.400%, 12/1/21 144A	2,185,000	2,207
CF Industries, Inc., 4.500%, 12/1/26 144A	2,213,000	2,306
Corp. Nacional del Cobre de Chile, 3.625%, 8/1/27 144A	1,780,000	1,782
International Paper Co., 5.150%, 5/15/46	2,460,000	2,846
Sherwin-Williams Co., 2.750%, 6/1/22	2,680,000	2,669
Sherwin-Williams Co., 3.450%, 6/1/27	1,036,000	1,052
Sherwin-Williams Co., 4.500%, 6/1/47	980,000	1,071
Vale Overseas, Ltd., 6.250%, 8/10/26	1,745,000	2,022

Total		19,722

Communications (2.8%)
21st Century Fox America, Inc., 4.750%, 11/15/46	850,000	983
21st Century Fox America, Inc., 4.950%, 10/15/45	615,000	723
Alibaba Group Holding, Ltd., 3.400%, 12/6/27	2,693,000	2,692
Alibaba Group Holding, Ltd., 4.000%, 12/6/37	648,000	670
Alibaba Group Holding, Ltd., 4.200%, 12/6/47	607,000	631
Alibaba Group Holding, Ltd., 4.400%, 12/6/57	1,483,000	1,543
Amazon.com, Inc., 2.400%, 2/22/23 144A	3,976,000	3,934
Amazon.com, Inc., 2.800%, 8/22/24 144A	626,000	624
Amazon.com, Inc., 3.150%, 8/22/27 144A	2,075,000	2,078
Amazon.com, Inc., 3.875%, 8/22/37 144A	1,106,000	1,173
Amazon.com, Inc., 4.050%, 8/22/47 144A	1,540,000	1,658
Amazon.com, Inc., 4.250%, 8/22/57 144A	625,000	681
AT&T, Inc., 3.400%, 5/15/25	8,181,000	8,041
AT&T, Inc., 3.900%, 8/14/27	3,309,000	3,330
AT&T, Inc., 4.450%, 4/1/24	1,427,000	1,509
AT&T, Inc., 4.900%, 8/14/37	666,000	675
AT&T, Inc., 5.150%, 2/14/50	1,068,000	1,073
AT&T, Inc., 5.250%, 3/1/37	4,874,000	5,152
AT&T, Inc., 5.450%, 3/1/47	2,681,000	2,863
CBS Corp., 2.500%, 2/15/23	3,560,000	3,471
CBS Corp., 3.375%, 2/15/28	1,785,000	1,719
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	1,060,000	1,106
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.908%, 7/23/25	2,790,000	2,966
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 5.375%, 5/1/47	1,058,000	1,084
Comcast Corp., 2.350%, 1/15/27	1,515,000	1,430
Comcast Corp., 3.150%, 2/15/28	4,277,000	4,289
Comcast Corp., 4.000%, 8/15/47	635,000	662
Discovery Communications LLC, 3.950%, 3/20/28	1,174,000	1,167
Discovery Communications LLC, 4.875%, 4/1/43	1,240,000	1,231
Discovery Communications LLC, 4.950%, 5/15/42	620,000	614
Discovery Communications LLC, 5.200%, 9/20/47	721,000	752
NBCUniversal Media LLC, 4.450%, 1/15/43	405,000	442

Corporate Bonds (24.2%)	Shares/ $ Par	Value $ (000’s)

Communications continued
Nokia OYJ, 3.375%, 6/12/22	3,027,000	3,008
Nokia OYJ, 4.375%, 6/12/27	640,000	633
Telefonica Emisiones SAU, 5.213%, 3/8/47	1,600,000	1,814
Time Warner Cable, Inc., 6.550%, 5/1/37	770,000	905
Time Warner, Inc., 3.800%, 2/15/27	1,560,000	1,558
Time Warner, Inc., 4.850%, 7/15/45	1,480,000	1,553
Verizon Communications, Inc., 2.946%, 3/15/22	1,570,000	1,579
Verizon Communications, Inc., 4.125%, 8/15/46	4,246,000	3,919
Verizon Communications, Inc., 4.400%, 11/1/34	3,904,000	3,976
Verizon Communications, Inc., 5.012%, 8/21/54	1,053,000	1,073

Total		80,984

Consumer, Cyclical (1.4%)
Alimentation Couche-Tard, Inc., 2.700%, 7/26/22 144A	3,670,000	3,636
Alimentation Couche-Tard, Inc., 3.550%, 7/26/27 144A	2,190,000	2,187
Costco Wholesale Corp., 2.300%, 5/18/22	3,454,000	3,425
Costco Wholesale Corp., 2.750%, 5/18/24	2,390,000	2,387
Costco Wholesale Corp., 3.000%, 5/18/27	4,000,000	4,005
Ford Motor Co., 5.291%, 12/8/46	2,480,000	2,697
Ford Motor Credit Co. LLC, 2.343%, 11/2/20	3,296,000	3,265
Ford Motor Credit Co. LLC, 2.979%, 8/3/22	1,990,000	1,983
Ford Motor Credit Co. LLC, 3.339%, 3/28/22	2,815,000	2,847
Ford Motor Credit Co. LLC, 3.815%, 11/2/27	2,148,000	2,148
General Motors Co., 5.150%, 4/1/38	2,175,000	2,317
General Motors Co., 5.200%, 4/1/45	515,000	544
General Motors Co., 5.400%, 4/1/48	616,000	671
General Motors Financial Co., Inc., 3.500%, 11/7/24	2,926,000	2,919
General Motors Financial Co., Inc., 4.350%, 1/17/27	3,023,000	3,143
Lennar Corp., 4.750%, 11/29/27 144A	2,790,000	2,873

Total		41,047

Consumer, Non-cyclical (3.7%)
Abbott Laboratories, 3.750%, 11/30/26	4,520,000	4,640
Abbott Laboratories, 4.900%, 11/30/46	505,000	578
AbbVie, Inc., 2.500%, 5/14/20	4,165,000	4,178
AbbVie, Inc., 4.450%, 5/14/46	2,305,000	2,503
AbbVie, Inc., 4.500%, 5/14/35	1,020,000	1,120
AmerisourceBergen Corp., 4.300%, 12/15/47	2,029,000	2,034
Anheuser-Busch InBev Finance, Inc., 2.650%, 2/1/21	5,830,000	5,859
Anheuser-Busch InBev Finance, Inc., 3.300%, 2/1/23	2,089,000	2,137
Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/46	1,616,000	1,871
Anthem, Inc., 2.500%, 11/21/20	2,341,000	2,336
Anthem, Inc., 2.950%, 12/1/22	2,340,000	2,341
Anthem, Inc., 3.350%, 12/1/24	1,175,000	1,192
Anthem, Inc., 3.650%, 12/1/27	1,755,000	1,788
BAT Capital Corp., 2.297%, 8/14/20 144A	1,645,000	1,636
BAT Capital Corp., 2.764%, 8/15/22 144A	4,370,000	4,346
BAT Capital Corp., 3.222%, 8/15/24 144A	2,182,000	2,181
BAT Capital Corp., 3.557%, 8/15/27 144A	1,646,000	1,648
BAT Capital Corp., 4.540%, 8/15/47 144A	1,095,000	1,152
Becton Dickinson and Co., 2.404%, 6/5/20	3,600,000	3,580

The Accompanying Notes are an Integral Part of the Financial Statements.

118	Select Bond Portfolio

Select Bond Portfolio

Corporate Bonds (24.2%)	Shares/ $ Par	Value $ (000’s)

Consumer, Non-cyclical continued
Becton Dickinson and Co., 2.894%, 6/6/22	3,015,000	2,996
Becton Dickinson and Co., 3.700%, 6/6/27	2,420,000	2,438
Becton Dickinson and Co., 4.685%, 12/15/44	2,035,000	2,223
Celgene Corp., 2.750%, 2/15/23	3,898,000	3,865
Celgene Corp., 3.450%, 11/15/27	1,542,000	1,540
Celgene Corp., 4.350%, 11/15/47	2,766,000	2,870
Celgene Corp., 5.000%, 8/15/45	2,355,000	2,670
Church & Dwight Co., Inc., 2.450%, 8/1/22	835,000	825
Church & Dwight Co., Inc., 3.150%, 8/1/27	1,351,000	1,331
Church & Dwight Co., Inc., 3.950%, 8/1/47	835,000	837
Eli Lilly & Co., 2.350%, 5/15/22	995,000	992
Eli Lilly & Co., 3.100%, 5/15/27	1,765,000	1,791
Eli Lilly & Co., 3.950%, 5/15/47	905,000	971
ERAC USA Finance LLC, 2.700%, 11/1/23 144A	725,000	705
ERAC USA Finance LLC, 3.300%, 12/1/26 144A	2,630,000	2,607
ERAC USA Finance LLC, 4.500%, 2/15/45 144A	520,000	534
Johnson & Johnson, 2.625%, 1/15/25	1,135,000	1,129
Johnson & Johnson, 2.900%, 1/15/28	4,555,000	4,560
Johnson & Johnson, 3.400%, 1/15/38	1,390,000	1,423
Johnson & Johnson, 3.500%, 1/15/48	1,750,000	1,788
Kraft Heinz Foods Co., 2.800%, 7/2/20	4,300,000	4,325
Kraft Heinz Foods Co., 3.000%, 6/1/26	2,665,000	2,564
Kraft Heinz Foods Co., 4.375%, 6/1/46	4,102,000	4,060
PepsiCo, Inc., 3.000%, 10/15/27	1,540,000	1,534
Perrigo Finance Unlimited Co., 4.375%, 3/15/26	2,870,000	2,944
Reynolds American, Inc., 5.850%, 8/15/45	2,996,000	3,738
Thermo Fisher Scientific, Inc., 2.950%, 9/19/26	1,540,000	1,496
Thermo Fisher Scientific, Inc., 3.200%, 8/15/27	2,950,000	2,923

Total		108,799

Energy (2.8%)
Anadarko Petroleum Corp., 4.500%, 7/15/44	2,283,000	2,273
Anadarko Petroleum Corp., 4.850%, 3/15/21	1,232,000	1,301
Anadarko Petroleum Corp., 5.550%, 3/15/26	2,982,000	3,345
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 3.500%, 12/1/22	1,249,000	1,247
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 4.250%, 12/1/27	491,000	495
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.200%, 12/1/47	1,120,000	1,167
Apache Corp., 4.250%, 1/15/44	995,000	963
Buckeye Partners LP, 4.125%, 12/1/27	2,052,000	2,029
Cenovus Energy, Inc., 5.400%, 6/15/47	1,640,000	1,725
Chevron Corp., 2.954%, 5/16/26	1,026,000	1,025
Cimarex Energy Co., 4.375%, 6/1/24	3,416,000	3,624
Concho Resources, Inc., 3.750%, 10/1/27	1,881,000	1,905
Concho Resources, Inc., 4.875%, 10/1/47	880,000	964
Enbridge Energy Partners LP, 5.500%, 9/15/40	754,000	825
Enbridge Energy Partners LP, 7.375%, 10/15/45	745,000	989
Enbridge, Inc., 2.900%, 7/15/22	2,598,000	2,582
Enbridge, Inc., 3.700%, 7/15/27	764,000	767
Encana Corp., 6.500%, 2/1/38	1,690,000	2,131
Energy Transfer Partners LP, 2.500%, 6/15/18	2,160,000	2,163
Energy Transfer Partners LP, 6.125%, 12/15/45	1,872,000	2,031
Enterprise Products Operating LLC, 3.350%, 3/15/23	1,025,000	1,045

Corporate Bonds (24.2%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Enterprise Products Operating LLC, 3.700%, 2/15/26	1,027,000	1,051
Enterprise Products Operating LLC, 4.850%, 3/15/44	538,000	589
Hess Corp., 5.600%, 2/15/41	663,000	715
Kinder Morgan Energy Partners LP, 5.400%, 9/1/44	1,150,000	1,215
Kinder Morgan, Inc., 3.150%, 1/15/23	4,151,000	4,125
Kinder Morgan, Inc., 5.000%, 2/15/21 144A	4,410,000	4,679
Kinder Morgan, Inc., 5.550%, 6/1/45	1,435,000	1,569
Marathon Petroleum Corp., 4.750%, 9/15/44	565,000	590
Marathon Petroleum Corp., 5.000%, 9/15/54	1,265,000	1,280
Petroleos Mexicanos, 2.460%, 12/15/25	5,135,200	5,117
Petroleos Mexicanos, 5.625%, 1/23/46	2,025,000	1,874
Petroleos Mexicanos, 6.500%, 3/13/27 144A	1,770,000	1,935
Petroleos Mexicanos, 6.750%, 9/21/47 144A	415,000	433
Petroleos Mexicanos, 6.750%, 9/21/47	1,660,000	1,733
Plains All American Pipeline LP, 4.500%, 12/15/26	515,000	522
Sabine Pass Liquefaction LLC, 5.000%, 3/15/27	2,489,000	2,670
Sabine Pass Liquefaction LLC, 5.875%, 6/30/26	1,130,000	1,269
Schlumberger Finance Canada, Ltd., 2.200%, 11/20/20 144A	2,702,000	2,686
Schlumberger Finance Canada, Ltd., 2.650%, 11/20/22 144A	4,297,000	4,277
Schlumberger Holdings Corp., 4.000%, 12/21/25 144A	4,271,000	4,487
Shell International Finance BV, 4.000%, 5/10/46	1,891,000	2,012
TC Pipelines LP, 3.900%, 5/25/27	1,695,000	1,703
Williams Partners LP, 3.750%, 6/15/27	2,395,000	2,399

Total		83,526

Financial (7.4%)
ACE INA Holdings, Inc., 4.350%, 11/3/45	1,690,000	1,906
AerCap Ireland Capital Designated Activity Co. / AerCap Global Aviation Trust, 3.500%, 1/15/25	3,360,000	3,330
Air Lease Corp., 3.625%, 4/1/27	2,670,000	2,667
Air Lease Corp., 3.625%, 12/1/27	2,460,000	2,458
American International Group, Inc., 4.375%, 1/15/55	820,000	834
American International Group, Inc., 4.800%, 7/10/45	453,000	508
American International Group, Inc., 6.250%, 5/1/36	1,675,000	2,161
American Tower Corp., 3.600%, 1/15/28	3,186,000	3,166
Banco Santander SA, 3.125%, 2/23/23	2,600,000	2,586
Banco Santander SA, 3.500%, 4/11/22	2,200,000	2,243
Banco Santander SA, 3.800%, 2/23/28	1,200,000	1,200
Banco Santander SA, 4.250%, 4/11/27	1,510,000	1,565
Bank of America Corp., 2.503%, 10/21/22	5,535,000	5,475
Bank of America Corp., 2.600%, 1/15/19	391,000	392
Bank of America Corp., 3.004%, 12/20/23 144A	2,336,000	2,342
Bank of America Corp., 4.000%, 4/1/24	1,545,000	1,633
Bank of America Corp., 4.244%, (3 Month LIBOR plus 1.81%), 4/24/38	2,359,000	2,556
Bank of America Corp., 4.450%, 3/3/26	1,680,000	1,793
The Bank of New York Mellon Corp., 3.250%, 5/16/27	3,449,000	3,485
Boston Properties LP, 3.200%, 1/15/25	2,819,000	2,809
Brandywine Operating Partnership LP, 3.950%, 2/15/23	585,000	597
Brandywine Operating Partnership LP, 3.950%, 11/15/27	1,949,000	1,934

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	119

Select Bond Portfolio

Corporate Bonds (24.2%)	Shares/ $ Par	Value $ (000’s)

Financial continued
Brighthouse Financial, Inc., 3.700%, 6/22/27 144A	2,950,000	2,900
Brighthouse Financial, Inc., 4.700%, 6/22/47 144A	1,060,000	1,080
Capital One Financial Corp., 2.400%, 10/30/20	2,060,000	2,047
Capital One Financial Corp., 3.300%, 10/30/24	2,060,000	2,052
Capital One Financial Corp., 4.200%, 10/29/25	756,000	778
Capital One NA, 2.650%, 8/8/22	4,714,000	4,664
Citigroup, Inc., 2.700%, 10/27/22	6,263,000	6,195
Citigroup, Inc., 4.125%, 7/25/28	2,766,000	2,850
Citigroup, Inc., 4.450%, 9/29/27	4,010,000	4,244
Credit Suisse Group AG, 2.997%, (3 Month LIBOR plus 1.20%), 12/14/23 144A	4,680,000	4,624
Credit Suisse Group Funding Guernsey, Ltd., 3.800%, 6/9/23	1,105,000	1,139
Credit Suisse Group Funding, Ltd., 3.800%, 9/15/22	2,300,000	2,372
Credit Suisse Group Funding, Ltd., 4.550%, 4/17/26	2,755,000	2,949
DDR Corp., 3.375%, 5/15/23	2,770,000	2,760
DDR Corp., 4.250%, 2/1/26	770,000	783
DDR Corp., 4.625%, 7/15/22	3,037,000	3,202
DNB Bank ASA, 2.125%, 10/2/20 144A	5,500,000	5,447
The Goldman Sachs Group, Inc., 2.750%, 9/15/20	2,590,000	2,603
The Goldman Sachs Group, Inc., 3.500%, 11/16/26	827,000	832
The Goldman Sachs Group, Inc., 4.017%, (3 Month LIBOR plus 1.37%), 10/31/38	1,032,000	1,060
The Goldman Sachs Group, Inc., 6.750%, 10/1/37	3,889,000	5,202
HSBC Holdings PLC, 2.650%, 1/5/22	6,380,000	6,337
HSBC Holdings PLC, 3.033%, (3 Month LIBOR plus 0.92%), 11/22/23	2,700,000	2,705
HSBC Holdings PLC, 4.375%, 11/23/26	1,797,000	1,876
ING Groep NV, 3.150%, 3/29/22	1,415,000	1,432
ING Groep NV, 3.950%, 3/29/27	1,230,000	1,282
Intesa Sanpaolo SpA, 3.125%, 7/14/22 144A	4,095,000	4,065
Intesa Sanpaolo SpA, 3.875%, 7/14/27 144A	3,220,000	3,218
JPMorgan Chase & Co., 2.295%, 8/15/21	4,885,000	4,841
JPMorgan Chase & Co., 2.950%, 10/1/26	5,947,000	5,840
JPMorgan Chase & Co., 2.972%, 1/15/23	762,000	768
JPMorgan Chase & Co., 3.882%, (3 Month LIBOR plus 1.36%), 7/24/38	3,690,000	3,809
JPMorgan Chase & Co., 4.260%, (3 Month LIBOR plus 1.58%), 2/22/48	3,025,000	3,271
Kilroy Realty LP, 3.450%, 12/15/24	1,755,000	1,750
Lazard Group LLC, 3.750%, 2/13/25	2,950,000	3,008
Markel Corp., 3.500%, 11/1/27	1,780,000	1,770
Markel Corp., 4.300%, 11/1/47	1,055,000	1,083
Mid-America Apartments LP, 3.600%, 6/1/27	1,075,000	1,077
Mid-America Apartments LP, 3.750%, 6/15/24	2,680,000	2,754
Mid-America Apartments LP, 4.000%, 11/15/25	1,380,000	1,429
Mid-America Apartments LP, 4.300%, 10/15/23	1,155,000	1,212
Morgan Stanley, 2.625%, 11/17/21	5,674,000	5,647
Morgan Stanley, 2.750%, 5/19/22	7,180,000	7,153
Morgan Stanley, 3.625%, 1/20/27	3,582,000	3,665
Morgan Stanley, 3.971%, (3 Month LIBOR plus 1.46%), 7/22/38	1,039,000	1,075
Public Storage, 2.370%, 9/15/22	2,979,000	2,939
Public Storage, 3.094%, 9/15/27	2,367,000	2,351
Realty Income Corp., 4.650%, 3/15/47	980,000	1,074

Corporate Bonds (24.2%)	Shares/ $ Par	Value $ (000’s)

Financial continued
Regency Centers, LP, 3.600%, 2/1/27	1,099,000	1,100
Santander Holdings USA, Inc., 3.400%, 1/18/23 144A	4,810,000	4,791
Santander Holdings USA, Inc., 4.400%, 7/13/27 144A	2,035,000	2,080
Synchrony Financial, 3.950%, 12/1/27	4,333,000	4,313
Tanger Properties LP, 3.750%, 12/1/24	1,330,000	1,337
Tanger Properties LP, 3.875%, 12/1/23	1,440,000	1,468
Teachers Insurance & Annuity Association of America, 4.270%, 5/15/47 144A	620,000	655
Teachers Insurance & Annuity Association of America, 4.900%, 9/15/44 144A	925,000	1,057
UBS Group Funding AG, 3.491%, 5/23/23 144A	3,610,000	3,667
UBS Group Funding Jersey, Ltd., 2.650%, 2/1/22 144A	5,000,000	4,943
Washington Prime Group LP, 5.950%, 8/15/24	1,040,000	1,063
WEA Finance LLC, 3.150%, 4/5/22 144A	2,915,000	2,942
XLIT, Ltd., 5.250%, 12/15/43	660,000	757
XLIT, Ltd., 6.250%, 5/15/27	1,229,000	1,454

Total		216,481

Industrial (1.5%)
FedEx Corp., 4.400%, 1/15/47	658,000	701
FedEx Corp., 4.550%, 4/1/46	1,775,000	1,948
General Electric Co., 5.875%, 1/14/38	970,000	1,253
John Deere Capital Corp., 2.150%, 9/8/22	2,055,000	2,011
John Deere Capital Corp., 2.650%, 6/24/24	2,575,000	2,550
John Deere Capital Corp., 2.800%, 9/8/27	2,575,000	2,527
Mexico City Airport Trust, 5.500%, 7/31/47 144A	1,410,000	1,392
Northrop Grumman Corp., 2.080%, 10/15/20	3,535,000	3,506
Northrop Grumman Corp., 2.550%, 10/15/22	3,543,000	3,517
Northrop Grumman Corp., 2.930%, 1/15/25	2,334,000	2,320
Northrop Grumman Corp., 3.200%, 2/1/27	3,635,000	3,648
Northrop Grumman Corp., 3.250%, 8/1/23	3,270,000	3,336
Northrop Grumman Corp., 3.250%, 1/15/28	3,962,000	3,967
Northrop Grumman Corp., 4.030%, 10/15/47	2,380,000	2,485
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.700%, 3/14/23 144A	2,352,000	2,311
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 144A	1,940,000	1,976
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.400%, 11/15/26 144A	1,525,000	1,505
Valmont Industries, Inc., 5.250%, 10/1/54	1,560,000	1,613
Vulcan Materials Co., 4.500%, 6/15/47	1,205,000	1,229
Wabtec Corp., 3.450%, 11/15/26	1,062,000	1,038

Total		44,833

Technology (2.2%)
Analog Devices, Inc., 2.500%, 12/5/21	2,275,000	2,252
Analog Devices, Inc., 3.125%, 12/5/23	2,435,000	2,440
Analog Devices, Inc., 3.500%, 12/5/26	828,000	838
Apple, Inc., 2.300%, 5/11/22	643,000	638
Apple, Inc., 2.750%, 1/13/25	2,563,000	2,540
Apple, Inc., 2.850%, 5/11/24	4,545,000	4,564
Apple, Inc., 3.000%, 2/9/24	4,025,000	4,075
Apple, Inc., 3.000%, 11/13/27	2,051,000	2,038

The Accompanying Notes are an Integral Part of the Financial Statements.

120	Select Bond Portfolio

Select Bond Portfolio

Corporate Bonds (24.2%)	Shares/ $ Par	Value $ (000’s)

Technology continued
Apple, Inc., 3.200%, 5/11/27	3,020,000	3,058
Apple, Inc., 3.350%, 2/9/27	3,000,000	3,072
Apple, Inc., 3.750%, 11/13/47	1,641,000	1,680
Apple, Inc., 4.375%, 5/13/45	1,020,000	1,148
Hewlett Packard Enterprise Co., 6.350%, 10/15/45	1,629,000	1,723
Microsoft Corp., 2.000%, 8/8/23	2,725,000	2,647
Microsoft Corp., 2.400%, 2/6/22	1,975,000	1,975
Microsoft Corp., 2.875%, 2/6/24	3,540,000	3,591
Microsoft Corp., 4.100%, 2/6/37	1,799,000	2,007
Oracle Corp., 2.625%, 2/15/23	4,680,000	4,690
Oracle Corp., 2.950%, 11/15/24	2,925,000	2,945
Oracle Corp., 3.250%, 11/15/27	4,284,000	4,355
Oracle Corp., 3.800%, 11/15/37	2,458,000	2,578
Oracle Corp., 4.000%, 11/15/47	2,142,000	2,279
VMware, Inc., 2.300%, 8/21/20	3,555,000	3,535
VMware, Inc., 2.950%, 8/21/22	2,950,000	2,941
VMware, Inc., 3.900%, 8/21/27	1,760,000	1,776

Total		65,385

Utilities (1.7%)
Alabama Power Co., 3.700%, 12/1/47	1,672,000	1,705
Appalachian Power Co., 3.300%, 6/1/27	1,690,000	1,695
Baltimore Gas & Electric Co., 3.750%, 8/15/47	1,044,000	1,069
Commonwealth Edison Co., 2.950%, 8/15/27	2,375,000	2,347
Commonwealth Edison Co., 3.750%, 8/15/47	695,000	721
Dominion Resources, Inc., 1.600%, 8/15/19	2,070,000	2,047
Dominion Resources, Inc., 2.000%, 8/15/21	1,555,000	1,519
Duke Energy Carolinas LLC, 2.500%, 3/15/23	1,745,000	1,729
Duke Energy Corp., 1.800%, 9/1/21	2,365,000	2,300
Duke Energy Corp., 3.150%, 8/15/27	518,000	514
Duke Energy Florida LLC, 3.400%, 10/1/46	1,015,000	981
Duquesne Light Holdings, Inc., 3.616%, 8/1/27 144A	3,005,000	3,003
Electricite de France SA, 6.000%, 1/22/14 144A	2,532,000	2,827
Enel Finance International NV, 2.750%, 4/6/23 144A	2,464,000	2,428
Georgia Power Co., 4.300%, 3/15/42	530,000	563
Indiana Michigan Power Co., 4.550%, 3/15/46	1,105,000	1,259
IPALCO Enterprises, Inc., 3.700%, 9/1/24 144A	2,635,000	2,632
ITC Holdings Corp., 3.350%, 11/15/27 144A	4,354,000	4,356
New England Power Co., 3.800%, 12/5/47 144A	1,536,000	1,569
Nisource Finance Corp., 3.950%, 3/30/48	619,000	633
Northern States Power Co., 3.600%, 9/15/47	2,583,000	2,626
Pacific Gas & Electric Co., 3.300%, 12/1/27 144A	2,862,000	2,837
PECO Energy Co., 3.150%, 10/15/25	2,775,000	2,794
PPL Electric Utilities Corp., 4.150%, 10/1/45	1,010,000	1,123
South Carolina Electric & Gas Co., 5.100%, 6/1/65	377,000	431
The Southern Co., 4.400%, 7/1/46	1,445,000	1,537
Southern Co. Gas Capital Corp., 2.450%, 10/1/23	1,585,000	1,534
Southwestern Electric Power Co., 3.900%, 4/1/45	735,000	753
Southwestern Public Service Co., 3.700%, 8/15/47	1,559,000	1,594

Total		51,126

Total Corporate Bonds
(Cost: $702,148)		711,903

Governments (35.2%)	Shares/ $ Par	Value $ (000’s)

Governments (35.2%)
Abu Dhabi Government, 2.500%, 10/11/22 144A	3,940,000	3,861
Abu Dhabi Government, 3.125%, 10/11/27 144A	2,195,000	2,146
Abu Dhabi Government, 4.125%, 10/11/47 144A	2,175,000	2,151
Export-Import Bank of Korea, 2.500%, 11/1/20	1,940,000	1,919
Export-Import Bank of Korea, 3.000%, 11/1/22	4,113,000	4,091
Indonesia Government International Bond, 2.950%, 1/11/23	3,900,000	3,870
Indonesia Government International Bond, 3.500%, 1/11/28	1,095,000	1,091
Japan Bank for International Cooperation, 1.750%, 5/28/20	3,250,000	3,202
Japan Bank for International Cooperation, 1.875%, 4/20/21	1,392,000	1,360
Japan Bank for International Cooperation, 2.250%, 2/24/20	4,658,000	4,637
Republic of Chile, 3.860%, 6/21/47	2,370,000	2,434
Republic of Paraguay, 6.100%, 8/11/44 144A	1,660,000	1,892
Saudi Government International Bond, 2.875%, 3/4/23 144A	2,860,000	2,811
Saudi Government International Bond, 3.625%, 3/4/28 144A	1,942,000	1,924
Saudi Government International Bond, 4.500%, 10/26/46 144A	695,000	694
Saudi Government International Bond, 4.625%, 10/4/47 144A	1,200,000	1,226
United Mexican States, 4.600%, 2/10/48	2,956,000	2,919
United Mexican States, 5.750%, 10/12/2110	1,630,000	1,736
US Treasury, 1.125%, 2/28/21	50,230,000	48,843
US Treasury, 1.125%, 7/31/21	36,287,000	35,088
US Treasury, 1.250%, 4/30/19	16,392,000	16,261
US Treasury, 1.250%, 8/31/19	3,319,000	3,285
US Treasury, 1.375%, 7/31/19	15,052,000	14,937
US Treasury, 1.375%, 9/30/19	15,928,000	15,789
US Treasury, 1.375%, 8/31/20	6,569,000	6,472
US Treasury, 1.375%, 9/30/20	11,704,000	11,525
US Treasury, 1.500%, 10/31/19	15,192,000	15,086
US Treasury, 1.500%, 5/31/20	34,382,000	34,040
US Treasury, 1.500%, 7/15/20	8,164,000	8,076
US Treasury, 1.500%, 8/15/20	25,081,000	24,801
US Treasury, 1.500%, 8/15/26	43,035,000	40,028
US Treasury, 1.625%, 3/31/19	11,739,000	11,704
US Treasury, 1.625%, 7/31/20	48,346,000	47,969
US Treasury, 1.625%, 10/15/20	29,726,000	29,460
US Treasury, 1.625%, 8/31/22	32,067,000	31,270
US Treasury, 1.750%, 11/30/19	24,638,000	24,573
US Treasury, 1.750%, 11/15/20	19,595,000	19,481
US Treasury, 1.750%, 12/31/20	5,464,000	5,426
US Treasury, 1.875%, 12/31/19	9,392,000	9,388
US Treasury, 1.875%, 12/15/20	56,206,000	56,039
US Treasury, 1.875%, 1/31/22	21,355,000	21,132
US Treasury, 1.875%, 3/31/22	29,714,000	29,376
US Treasury, 1.875%, 4/30/22	12,220,000	12,073

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	121

Select Bond Portfolio

Governments (35.2%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury, 1.875%, 7/31/22	25,024,000	24,682
US Treasury, 2.000%, 10/31/21	26,150,000	26,036
US Treasury, 2.000%, 12/31/21	44,186,000	43,959
US Treasury, 2.000%, 11/30/22	11,980,000	11,869
US Treasury, 2.000%, 11/15/26	24,891,000	24,082
US Treasury, 2.125%, 12/31/22(b)	5,057,000	5,035
US Treasury, 2.125%, 11/30/24	4,312,000	4,254
US Treasury, 2.250%, 10/31/24	3,796,000	3,778
US Treasury, 2.250%, 2/15/27	45,910,000	45,294
US Treasury, 2.250%, 8/15/27	45,575,000	44,920
US Treasury, 2.250%, 11/15/27	27,511,000	27,114
US Treasury, 2.375%, 5/15/27	15,562,000	15,513
US Treasury, 2.500%, 2/15/46	19,549,000	18,582
US Treasury, 2.500%, 5/15/46	25,816,000	24,530
US Treasury, 2.750%, 8/15/47	29,726,000	29,730
US Treasury, 2.750%, 11/15/47	14,648,000	14,656
US Treasury, 2.875%, 11/15/46	10,029,000	10,277
US Treasury, 3.000%, 11/15/45	24,338,000	25,532
US Treasury, 3.000%, 2/15/47	17,248,000	18,119
US Treasury, 3.000%, 5/15/47	2,895,000	3,040

Total Governments
(Cost: $1,048,067)		1,037,088

Municipal Bonds (0.6%)

Municipal Bonds (0.6%)
County of Clark Department of Aviation, 6.820%, 7/1/45 RB	1,780,000	2,776
Los Angeles Community College District, Series 2010-E, 6.750%, 8/1/49 GO	2,600,000	4,036
North Texas Tollway Authority, Series 2009-B, 6.718%, 1/1/49 RB	2,445,000	3,719
The Ohio State University, 4.800%, 6/1/11 RB	1,070,000	1,202
Port Authority of New York & New Jersey, 4.458%, 10/1/62 RB	3,540,000	4,088
State of California, Series 2010, 7.600%, 11/1/40 GO	1,870,000	2,986

Total Municipal Bonds
(Cost: $17,519)		18,807

Structured Products (47.1%)

Asset Backed Securities (12.8%)
Ally Master Owner Trust, Series 2017-1, Class A, 1.877%, (ICE LIBOR USD 1 Month plus 0.40%), 2/15/21	1,729,000	1,733
Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class A, 2.970%, 3/20/24 144A	4,744,000	4,743
California Republic Auto Receivables Trust, Series 2016-1, Class A4, 2.240%, 10/15/21	2,142,000	2,143
California Republic Auto Receivables Trust, Series 2017-1, Class A3, 1.900%, 3/15/21	2,569,000	2,560
California Republic Auto Receivables Trust, Series 2017-1, Class A4, 2.280%, 6/15/22	1,177,000	1,173

Structured Products (47.1%)	Shares/ $ Par	Value $ (000’s)

Asset Backed Securities continued
Capital Auto Receivables Asset Trust, Series 2015-3, Class A4, 2.130%, 5/20/20	250,000	250
Capital Auto Receivables Asset Trust, Series 2015-4, Class A2, 1.620%, 3/20/19	215,277	215
Capital Auto Receivables Asset Trust, Series 2015-4, Class A4, 2.010%, 7/20/20	2,266,000	2,265
Capital Auto Receivables Asset Trust, Series 2016-1, Class A4, 1.980%, 10/20/20	1,690,000	1,688
Capital Auto Receivables Asset Trust, Series 2016-3, Class A2A, 1.360%, 4/22/19	191,262	191
Capital Auto Receivables Asset Trust, Series 2016-3, Class A4, 1.690%, 3/20/21	1,365,000	1,355
Capital One Multi-Asset Execution Trust, Series 2015-A1, Class A, 1.390%, 1/15/21	340,000	340
Capital One Multi-Asset Execution Trust, Series 2016-A5, Class A5, 1.660%, 6/17/24	2,943,000	2,869
Capital One Multi-Asset Execution Trust, Series 2017-A6, Class A6, 2.290%, 7/15/25	758,000	753
College Ave Student Loans, Series 2017-A, Class A1, 2.978%, (ICE LIBOR USD 1 Month plus 1.65%), 11/26/46 144A	2,457,231	2,518
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, 2.730%, 3/25/21 144A	5,476,000	5,491
Hertz Vehicle Financing II LP, Series 2015-3A, Class A, 2.670%, 9/25/21 144A	5,403,000	5,348
Hertz Vehicle Financing LLC, Series 2016-2A, Class A, 2.950%, 3/25/22 144A	2,766,000	2,757
Hertz Vehicle Financing LLC, Series 2016-3A, Class A, 2.270%, 7/25/20 144A	3,577,000	3,560
Hertz Vehicle Financing LLC, Series 2016-3A, Class B, 3.110%, 7/25/20 144A	1,173,000	1,167
Hertz Vehicle Financing LLC, Series 2016-4, Class A, 2.650%, 7/25/22 144A	3,698,000	3,630
Hertz Vehicle Financing LLC, Series 2017-2A, Class A, 3.290%, 10/25/23 144A	5,167,000	5,175
Naviant Student Loan Trust, Series 2016-1A, Class A, 2.252%, (ICE LIBOR USD 1 Month plus 0.70%), 2/25/70 144A	10,002,085	10,033
Navient Private Education Loan Trust, Series 2014-AA, Class A3, 3.077%, (ICE LIBOR USD 1 Month plus 1.60%), 10/15/31 144A	3,434,000	3,504
Navient Private Education Loan Trust, Series 2014-CTA, Class A, 2.177%, (ICE LIBOR USD 1 Month plus 0.70%), 9/16/24 144A	1,656,469	1,661
Navient Private Education Loan Trust, Series 2015-CA, Class B, 3.250%, 5/15/40 144A	2,181,000	2,197
Navient Student Loan Trust, Series 2014-1, Class A3, 1.838%, (ICE LIBOR USD 1 Month plus 0.51%), 6/25/31	2,840,000	2,831
Navient Student Loan Trust, Series 2015-AA, Class A2B, 2.677%, (ICE LIBOR USD 1 Month plus 1.20%), 12/15/28 144A	1,023,069	1,043
Navient Student Loan Trust, Series 2016-5A, Class A, 2.802%, (ICE LIBOR USD 1 Month plus 1.25%), 6/25/65 144A	1,539,454	1,572

The Accompanying Notes are an Integral Part of the Financial Statements.

122	Select Bond Portfolio

Select Bond Portfolio

Structured Products (47.1%)	Shares/ $ Par	Value $ (000’s)

Asset Backed Securities continued
Navient Student Loan Trust, Series 2016-7A, Class A, 2.702%, (ICE LIBOR USD 1 Month plus 1.15%), 3/25/66 144A	3,322,404	3,400
Navient Student Loan Trust, Series 2016-AA, Class A2A, 3.910%, 12/15/45 144A	6,961,294	7,152
Navient Student Loan Trust, Series 2016-AA, Class A2B, 3.627%, (ICE LIBOR USD 1 Month plus 2.15%), 12/15/45 144A	2,052,714	2,141
Navient Student Loan Trust, Series 2017-1A, Class A3, 2.702%, (ICE LIBOR USD 1 Month plus 1.15%), 7/26/66 144A	11,939,000	12,224
Navient Student Loan Trust, Series 2017-2A, Class A, 2.602%, (ICE LIBOR USD 1 Month plus 1.05%), 12/27/66 144A	7,610,301	7,702
Navient Student Loan Trust, Series 2017-3A, Class A3, 2.602%, (ICE LIBOR USD 1 Month plus 1.05%), 7/26/66 144A	5,914,000	6,070
Navient Student Loan Trust, Series 2017-4A, Class A3, 2.552%, (ICE LIBOR USD 1 Month plus 1.00%), 9/27/66 144A	8,793,000	8,877
Navient Student Loan Trust, Series 2017-5A, Class A, 2.352%, (ICE LIBOR USD 1 Month plus 0.80%), 7/26/66 144A	11,195,022	11,233
Navient Student Loan Trust, Series 2017-A, Class A2A, 2.880%, 12/16/58 144A	3,386,000	3,356
Navient Student Loan Trust, Series 2017-A, Class A2B, 2.377%, (1 Month LIBOR plus 0.90%), 12/16/58 144A	3,441,000	3,441
Nelnet Student Loan Trust, Series 2004-3, Class A5, 1.547%, (3 Month LIBOR plus 0.18%), 10/27/36	647,866	640
Nelnet Student Loan Trust, Series 2004-4, Class A5, 1.527%, (3 Month LIBOR plus 0.16%), 1/25/37	3,205,480	3,172
Nelnet Student Loan Trust, Series 2005-1, Class, A5, 1.477%, (3 Month LIBOR plus 0.11%), 10/25/33	9,895,701	9,712
Nelnet Student Loan Trust, Series 2005-2, Class A5, 1.758%, (3 Month LIBOR plus 0.10%), 3/23/37	3,439,367	3,402
Nelnet Student Loan Trust, Series 2005-3, Class A5, 1.443%, (3 Month LIBOR plus 0.12%), 12/24/35	9,076,986	8,972
Nelnet Student Loan Trust, Series 2005-4, Clas A4, 1.503%, (3 Month LIBOR plus 0.18%), 3/22/32	1,731,000	1,675
Nelnet Student Loan Trust, Series 2006-2, Class A6, 1.487%, (3 Month LIBOR plus 0.12%), 4/25/31	7,268,000	7,288
Nelnet Student Loan Trust, Series 2010-4A, Series A, 2.128%, (1 Month LIBOR plus 0.80%), 4/25/46 144A	1,151,745	1,163
Nelnet Student Loan Trust, Series 2016-1A, Class A, 2.128%, (ICE LIBOR USD 1 Month plus 0.80%), 9/25/65 144A	3,589,360	3,638
Nelnet Student Loan Trust, Series 2017-2A, Class A, 2.322%, (ICE LIBOR USD 1 Month plus 0.77%), 9/25/65 144A	5,500,867	5,521
Nelnet Student Loan Trust, Series 2017-3A, Class A, 2.322%, (1 Month LIBOR plus 0.85%), 2/25/66 144A	3,195,000	3,195

Structured Products (47.1%)	Shares/ $ Par	Value $ (000’s)

Asset Backed Securities continued
Santander Drive Auto Receivables Trust, Series 2017-3, Class A3, 1.870%, 6/15/21	2,521,000	2,511
SLC Student Loan Trust, Series 2005-3, Class A3, 1.708%, (3 Month LIBOR plus 0.12%), 6/15/29	7,046,346	6,990
SLM Private Education Loan Trust, Series 2012-D, Class A2, 2.950%, 2/15/46 144A	431,576	432
SLM Private Education Loan Trust, Series 2013-B, Class A2B, 2.577%, (ICE LIBOR USD 1 Month plus 1.10%), 6/17/30 144A	555,118	559
SLM Student Loan Trust, Series 2003-1, Class A5C, 2.338%, (3 Month LIBOR plus 0.75%), 12/15/32 144A	1,888,750	1,873
SLM Student Loan Trust, Series 2004-10, Class A7A, 2.117%, (3 Month LIBOR plus 0.75%), 10/25/29 144A	5,602,000	5,602
SLM Student Loan Trust, Series 2005-8, Class A5, 1.537%, (3 Month LIBOR plus 0.17%), 1/25/40	2,728,000	2,635
SLM Student Loan Trust, Series 2006-3, Class A5, 1.467%, (3 Month LIBOR plus 0.10%), 1/25/21	4,955,407	4,924
SLM Student Loan Trust, Series 2007-2, Class A4, 1.427%, (3 Month LIBOR plus 0.06%), 7/25/22	6,060,000	5,890
SLM Student Loan Trust, Series 2012-1, Class A3, 2.278%, (ICE LIBOR USD 1 Month plus 0.95%), 9/25/28	8,876,203	8,965
SLM Student Loan Trust, Series 2012-2, Class A, 2.028%, (ICE LIBOR USD 1 Month plus 0.70%), 1/25/29	4,291,101	4,307
SLM Student Loan Trust, Series 2012-3, Class A, 1.978%, (ICE LIBOR USD 1 Month plus 0.65%), 12/27/38	2,101,902	2,114
SLM Student Loan Trust, Series 2012-6, Class A3, 2.078%, (ICE LIBOR USD 1 Month plus 0.75%), 5/26/26	3,385,171	3,367
SLM Student Loan Trust, Series 2012-6, Class B, 2.328%, (ICE LIBOR USD 1 Month plus 1.00%), 4/27/43	1,812,000	1,659
SLM Student Loan Trust, Series 2012-7, Class B, 3.128%, (ICE LIBOR USD 1 Month plus 1.80%), 9/25/43	4,250,000	4,250
SMB Private Education Loan Trust, Series 2015-A, Class A2A, 2.490%, 6/15/27 144A	1,383,502	1,380
SMB Private Education Loan Trust, Series 2015-A, Class A2B, 2.477%, (ICE LIBOR USD 1 Month plus 1.00%), 6/15/27 144A	3,737,149	3,791
SMB Private Education Loan Trust, Series 2015-B, Class A2A, 2.980%, 7/15/27 144A	1,610,959	1,620
SMB Private Education Loan Trust, Series 2015-B, Class A2B, 2.677%, (ICE LIBOR USD 1 Month plus 1.20%), 7/15/27 144A	5,324,715	5,406
SMB Private Education Loan Trust, Series 2015-C, Class A2A, 2.750%, 7/15/27 144A	2,431,392	2,435
SMB Private Education Loan Trust, Series 2015-C, Class A2B, 2.877%, (ICE LIBOR USD 1 Month plus 1.40%), 7/15/27 144A	1,782,209	1,822

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	123

Select Bond Portfolio

Structured Products (47.1%)	Shares/ $ Par	Value $ (000’s)

Asset Backed Securities continued
SMB Private Education Loan Trust, Series 2016-A, Class A2A, 2.700%, 5/15/31 144A	6,939,000	6,903
SMB Private Education Loan Trust, Series 2016-A, Class A2B, 2.977%, (ICE LIBOR USD 1 Month plus 1.50%), 5/15/31 144A	8,920,000	9,168
SMB Private Education Loan Trust, Series 2016-B, Class A2A, 2.430%, 2/17/32 144A	3,352,000	3,294
SMB Private Education Loan Trust, Series 2016-B, Class A2B, 2.927%, (ICE LIBOR USD 1 Month plus 1.45%), 2/17/32 144A	8,058,000	8,334
SMB Private Education Loan Trust, Series 2016-C, Class A2A, 2.340%, 9/15/34 144A	6,011,000	5,883
SMB Private Education Loan Trust, Series 2016-C, Class A2B, 2.577%, (ICE LIBOR USD 1 Month plus 1.10%), 9/15/34 144A	5,766,000	5,864
SMB Private Education Loan Trust, Series 2017-A, Class A2A, 2.880%, 9/15/34 144A	3,062,000	3,067
SMB Private Education Loan Trust, Series 2017-B, Class A2A, 2.820%, 10/15/35 144A	4,200,000	4,183
SMB Private Education Loan Trust, Series 2017-B, Class A2B, 2.101%, (1 Month LIBOR plus 0.75%), 10/15/35 144A	4,236,000	4,252
Social Professional Loan Program LLC, Series 2017-E, Class A1, 2.052%, (1 Month LIBOR plus 0.50%), 11/26/40 144A	1,641,744	1,644
Social Professional Loan Program LLC, Series 2017-E, Class A2B, 2.720%, 11/26/40 144A	5,282,000	5,255
SoFi Professional Loan Program LLC, Series 2016-A, Class A2, 2.760%, 12/26/36 144A	3,405,666	3,402
SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 2.502%, (ICE LIBOR USD 1 Month plus 0.95%), 1/25/39 144A	749,463	757
SoFi Professional Loan Program LLC, Series 2017-B, Class A2F, 2.740%, 5/25/40 144A	2,108,000	2,101
SoFi Professional Loan Program LLC, Series 2017-C, Class A2B, 2.630%, 7/25/40 144A	3,127,000	3,106
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX, 2.840%, 1/25/41 144A	5,457,000	5,463
SoFi Professional Loan Program, Series 2016-E, Class A1, 2.402%, (ICE LIBOR USD 1 Month plus 0.85%), 7/25/39 144A	1,928,536	1,946
SoFi Professional Loan Program, Series 2017-A, Class A1, 2.252%, (ICE LIBOR USD 1 Month plus 0.70%), 3/26/40 144A	1,721,055	1,731
SoFi Professional Loan Program, Series 2017-A, Class A2B, 2.400%, 3/26/40 144A	1,877,000	1,848
SoFi Professional Loan Program, Series 2017-D, Class A2FX, 2.650%, 9/25/40 144A	744,000	739
Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.370%, 3/15/23	1,621,000	1,626
Synchrony Credit Card Master Note Trust, Series 2016-2, Class A, 2.210%, 5/15/24	1,043,000	1,037
Synchrony Credit Card Master Note Trust, Series 2016-3, Class A, 1.580%, 9/15/22	6,523,000	6,454

Structured Products (47.1%)	Shares/ $ Par	Value $ (000’s)

Asset Backed Securities continued
Synchrony Credit Card Master Note Trust, Series 2017-2, Class A, 2.620%, 10/15/25	4,592,000	4,590
TCF Auto Receivables Owner Trust, Series 2016-1A, Class A4, 2.030%, 2/15/22 144A	941,000	934
World Financial Network Credit Card Master Trust, Series 2015-B, Class A, 2.550%, 6/17/24	246,000	247
World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, 4/15/25	6,863,000	6,739
World Financial Network Credit Card Master Trust, Series 2016-C, Class A, 1.720%, 8/15/23	2,591,000	2,568
World Financial Network Credit Card Master Trust, Series 2017-A, Class A, 2.120%, 3/15/24	3,908,000	3,892
World Financial Network Credit Card Master Trust, Series 2017-C, Class A, 2.310%, 8/15/24	5,847,000	5,822
World Omni Auto Receiveables Trust, Series 2014-B, Class A4, 1.680%, 12/15/20	1,162,000	1,160

Total		375,280

Mortgage Securities (34.3%)
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.837%, (CSTR), 2/14/43 IO	483,939	8
CD Commercial Mortgage Trust, Series 2017-CD6, Class ASB, 3.332%, 11/13/50	2,821,000	2,892
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A4, 4.961%, (CSTR, AFC), 4/15/44 144A	2,166,341	2,275
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A1, 1.793%, (CSTR, AFC), 1/10/48	1,264,153	1,254
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.283%, (EXE), 5/10/58	1,545,000	1,552
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class ASB, 3.091%, 5/10/58	1,508,000	1,524
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A2, 3.585%, (CSTR), 12/10/54	1,536,000	1,574
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3, 3.838%, (AFC, EXE), 12/10/54	1,179,000	1,230
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class A1, 1.964%, 6/15/50	897,121	889
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class A4, 3.571%, 6/15/50	907,000	926
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB, 3.367%, 6/15/50	1,226,000	1,256
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2016-CD1, Class A1, 1.443%, 8/10/49	776,611	763
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2017-C6, 3.121%, 6/10/50	694,000	700
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2017-CD4, Class ASB, 3.317%, 5/10/50	1,173,000	1,196
Citigroup / Deutsche Bank Commercial Trust, Series 2016-CD1, Class ASB, 2.622%, 8/10/49	2,660,000	2,627
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2, 1.987%, 4/10/46	1,735,389	1,735
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class AAB, 2.690%, 4/10/46	1,047,000	1,050

The Accompanying Notes are an Integral Part of the Financial Statements.

124	Select Bond Portfolio

Select Bond Portfolio

Structured Products (47.1%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A4, 3.635%, 10/10/47	2,716,000	2,823
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A4, 3.192%, 4/10/48	1,383,000	1,396
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.500%, 4/25/35	219,541	225
Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A3, 2.822%, 10/15/45	1,231,000	1,233
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class A2, 1.801%, 10/15/45	429,260	429
Commercial Mortgage Pass Through Certificates, Series 2013-Cr11, Class A1, 1.468%, 8/10/50	304,384	304
Commercial Mortgage Pass Through Certificates, Series 2013-CR12, Class A1, 1.295%, 10/10/46	46,709	47
Commercial Mortgage Pass Through Certificates, Series 2013-CR12, Class A3, 3.765%, 10/10/46	734,000	770
Commercial Mortgage Pass Through Certificates, Series 2013-CR12, Class A4, 4.046%, 10/10/46	1,225,000	1,301
Commercial Mortgage Pass Through Certificates, Series 2013-CR6, Class A2, 2.122%, 3/10/46	555,456	555
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/47	415,000	438
Commercial Mortgage Pass Through Certificates, Series 2014-UBS6, Class A5, 3.644%, 12/10/47	2,228,000	2,314
Commercial Mortgage Pass Through Certificates, Series 2014-UBS6, Class AM, 4.048%, 12/10/47	2,400,000	2,503
Commercial Mortgage Pass Through Certificates, Series 2016-C0R1, Class ASB, 2.972%, 10/10/49	1,155,000	1,159
Commercial Mortgage Pass Through Certificates, Series 2017-COR2, Class A3, 3.510%, 9/10/50	745,000	768
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS4, Class A5, 3.694%, 8/10/47	893,000	930
Commerical Mortgage Pass Through Certificates, Series 2013-CR10, Class A2, 2.972%, 8/10/46	1,137,000	1,144
Credit Suisse Mortgage Trust, Series 2013-IVR4, Class A6, 2.500%, (AFC), 7/25/43 144A	3,386,831	3,330
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, 3.718%, 8/15/48	1,597,000	1,661
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4, 3.807%, 11/15/48	4,039,000	4,221
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class ASB, 3.532%, 11/15/48	582,000	600
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 1.090%, (CSTR), 2/18/31 IO	5,331	—
Federal Home Loan Bank, 3.500%, 12/1/32	561,000	581
Federal Home Loan Mortgage Corp., 3.000%, 10/15/47	19,417,527	19,577
Federal Home Loan Mortgage Corp., 3.085%, (ICE LIBOR USD 12 Month plus 1.62%), 2/1/45	1,623,697	1,650
Federal Home Loan Mortgage Corp., 3.500%, 9/1/26	543,707	566
Federal Home Loan Mortgage Corp., 3.500%, 12/1/29	15,666,814	16,286
Federal Home Loan Mortgage Corp., 3.500%, 4/1/30	5,404,189	5,616
Federal Home Loan Mortgage Corp., 3.500%, 6/1/30	1,587,658	1,650
Federal Home Loan Mortgage Corp., 3.500%, 7/1/30	3,786,551	3,935

Structured Products (47.1%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Federal Home Loan Mortgage Corp., 3.500%, 8/1/30	2,612,857	2,716
Federal Home Loan Mortgage Corp., 3.500%, 10/1/30	2,118,671	2,201
Federal Home Loan Mortgage Corp., 3.500%, 11/1/30	5,135,255	5,339
Federal Home Loan Mortgage Corp., 3.500%, 1/1/31	3,035,957	3,157
Federal Home Loan Mortgage Corp., 3.500%, 2/1/31	610,157	635
Federal Home Loan Mortgage Corp., 3.500%, 11/1/31	289,641	302
Federal Home Loan Mortgage Corp., 3.500%, 5/1/32	10,029,116	10,386
Federal Home Loan Mortgage Corp., 3.500%, 6/1/32	4,304,870	4,461
Federal Home Loan Mortgage Corp., 3.500%, 7/1/32	3,676,485	3,842
Federal Home Loan Mortgage Corp., 3.500%, 10/1/32	4,473,207	4,629
Federal Home Loan Mortgage Corp., 3.500%, 12/1/32	377,073	390
Federal Home Loan Mortgage Corp., 3.500%, 12/1/45	416,636	431
Federal Home Loan Mortgage Corp., 4.000%, 10/1/29	8,652,389	9,169
Federal Home Loan Mortgage Corp., 4.000%, 1/1/34	3,754,378	3,971
Federal Home Loan Mortgage Corp., 4.000%, 1/1/35	142,242	152
Federal Home Loan Mortgage Corp., 4.000%, 1/1/36	210,868	224
Federal Home Loan Mortgage Corp., 4.000%, 10/1/36	1,474,415	1,563
Federal Home Loan Mortgage Corp., 4.000%, 3/1/37	772,222	823
Federal Home Loan Mortgage Corp., 4.000%, 8/1/43	1,681,774	1,779
Federal Home Loan Mortgage Corp., 4.000%, 8/1/44	772,036	817
Federal Home Loan Mortgage Corp., 4.000%, 12/1/45	962,154	1,014
Federal Home Loan Mortgage Corp., 4.000%, 2/1/46	1,042,312	1,099
Federal Home Loan Mortgage Corp., 4.000%, 6/1/46	1,529,618	1,614
Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	1,145,513	1,216
Federal Home Loan Mortgage Corp., 4.500%, 8/1/20	1,560,467	1,583
Federal Home Loan Mortgage Corp., 4.500%, 6/1/39	132,284	143
Federal Home Loan Mortgage Corp., 4.500%, 7/1/39	144,464	156
Federal Home Loan Mortgage Corp., 4.500%, 3/1/41	396,127	430
Federal Home Loan Mortgage Corp., 4.500%, 1/1/45	906,589	985
Federal Home Loan Mortgage Corp., 4.500%, 5/1/45	166,678	180
Federal Home Loan Mortgage Corp., 4.500%, 4/1/47	1,250,694	1,361
Federal Home Loan Mortgage Corp., 4.500%, 6/1/47	2,413,740	2,600
Federal Home Loan Mortgage Corp., 5.000%, 5/1/44	614,308	670
Federal Home Loan Mortgage Corp., 5.000%, 6/1/44	2,507,846	2,774
Federal Home Loan Mortgage Corp., 5.000%, 7/1/44	1,783,830	1,946
Federal Home Loan Mortgage Corp., Series 2439, Class LH, 6.000%, 4/15/32	505,128	568
Federal Home Loan Mortgage Corp., Series 3829, Class ED, 3.500%, 10/15/28	308,889	310
Federal Home Loan Mortgage Corp., Series 3838, Class QE, 3.500%, 1/15/29	737,824	741
Federal Home Loan Mortgage Corp., Series 4425, Class A, 4.000%, 9/15/40	2,940,423	3,068
Federal Home Loan Mortgage Corp., Series 4529, Class HC, 3.000%, 10/15/39	1,068,180	1,072

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	125

Select Bond Portfolio

Structured Products (47.1%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series 4604, Class AB, 3.000%, 8/15/46	2,649,498	2,672
Federal Home Loan Mortgage Corp., Series 4640, Class LD, 4.000%, 9/15/43	9,600,222	10,013
Federal Home Loan Mortgage Corp., Series 4700, Class QJ, 4.000%, 7/15/44	6,839,110	7,141
Federal Home Loan Mortgage Corp., Series 4705, Class A, 4.500%, 9/15/42	4,558,051	4,809
Federal National Mortgage Association, 0.010%, 10/9/19	6,830,000	6,577
Federal National Mortgage Association, 2.689%, (US0012M plus 1.61%), 5/1/46	2,314,462	2,345
Federal National Mortgage Association, 2.950%, (US0012M plus 1.61%), 10/1/47	3,359,020	3,419
Federal National Mortgage Association, 2.990%, (US0012M plus 1.62%), 8/1/47	4,572,110	4,662
Federal National Mortgage Association, 3.000%, 12/1/32	1,092,277	1,113
Federal National Mortgage Association, 3.027%, (US0012M plus 1.61%), 12/1/47	2,952,000	2,997
Federal National Mortgage Association, 3.133%, (ICE LIBOR USD 12 Month plus 1.62%), 3/1/47	3,926,675	4,019
Federal National Mortgage Association, 3.168%, (US0012M plus 1.62%), 10/1/47	2,926,091	2,987
Federal National Mortgage Association, 3.235%, (ICE LIBOR USD 12 Month plus 1.62%), 6/1/47	3,841,977	3,932
Federal National Mortgage Association, 3.500%, 8/1/28	51,116	53
Federal National Mortgage Association, 3.500%, 10/1/28	2,000,501	2,071
Federal National Mortgage Association, 3.500%, 9/1/29	119,648	124
Federal National Mortgage Association, 3.500%, 10/1/29	568,725	591
Federal National Mortgage Association, 3.500%, 1/1/30	1,170,756	1,217
Federal National Mortgage Association, 3.500%, 2/1/30	346,135	360
Federal National Mortgage Association, 3.500%, 7/1/30	2,490,345	2,587
Federal National Mortgage Association, 3.500%, 8/1/30	1,654,067	1,718
Federal National Mortgage Association, 3.500%, 1/1/31	1,402,264	1,457
Federal National Mortgage Association, 3.500%, 2/1/31	1,410,490	1,466
Federal National Mortgage Association, 3.500%, 4/1/31	5,105,319	5,306
Federal National Mortgage Association, 3.500%, 5/1/31	871,248	905
Federal National Mortgage Association, 3.500%, 12/1/31	379,050	394
Federal National Mortgage Association, 3.500%, 1/1/32	2,701,894	2,812
Federal National Mortgage Association, 3.500%, 2/1/32	472,939	491

Structured Products (47.1%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Federal National Mortgage Association, 3.500%, 3/1/32	2,843,264	2,940
Federal National Mortgage Association, 3.500%, 4/1/32	5,256,962	5,454
Federal National Mortgage Association, 3.500%, 5/1/32	6,494,089	6,749
Federal National Mortgage Association, 3.500%, 6/1/32	5,688,034	5,896
Federal National Mortgage Association, 3.500%, 8/1/32	2,767,552	2,874
Federal National Mortgage Association, 3.500%, 6/1/43	689,364	713
Federal National Mortgage Association, 4.000%, 4/1/24	1,487,815	1,545
Federal National Mortgage Association, 4.000%, 7/1/24	1,037,338	1,077
Federal National Mortgage Association, 4.000%, 1/1/25	2,200,911	2,286
Federal National Mortgage Association, 4.000%, 4/1/25	1,300,188	1,350
Federal National Mortgage Association, 4.000%, 11/1/29	7,862,605	8,327
Federal National Mortgage Association, 4.000%, 2/1/32	58,223	62
Federal National Mortgage Association, 4.000%, 3/1/32	231,110	243
Federal National Mortgage Association, 4.000%, 5/1/32	429,976	452
Federal National Mortgage Association, 4.000%, 6/1/32	3,585,507	3,804
Federal National Mortgage Association, 4.000%, 12/1/33	330,247	352
Federal National Mortgage Association, 4.000%, 4/1/34	3,599,654	3,824
Federal National Mortgage Association, 4.000%, 7/1/35	6,182,579	6,591
Federal National Mortgage Association, 4.000%, 11/1/35	2,840,198	3,029
Federal National Mortgage Association, 4.000%, 1/1/36	4,156,432	4,432
Federal National Mortgage Association, 4.000%, 7/1/36	3,769,820	4,006
Federal National Mortgage Association, 4.000%, 9/1/36	1,606,687	1,706
Federal National Mortgage Association, 4.000%, 11/1/36	1,184,545	1,259
Federal National Mortgage Association, 4.000%, 12/1/36	4,308,642	4,579
Federal National Mortgage Association, 4.000%, 1/1/37	187,529	197
Federal National Mortgage Association, 4.000%, 2/1/37	581,434	618
Federal National Mortgage Association, 4.000%, 3/1/37	5,640,010	5,996
Federal National Mortgage Association, 4.000%, 4/1/37	3,373,917	3,593

The Accompanying Notes are an Integral Part of the Financial Statements.

126	Select Bond Portfolio

Select Bond Portfolio

Structured Products (47.1%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Federal National Mortgage Association, 4.000%, 5/1/37	3,750,967	3,992
Federal National Mortgage Association, 4.000%, 6/1/37	3,655,308	3,897
Federal National Mortgage Association, 4.000%, 7/1/37	5,616,127	5,963
Federal National Mortgage Association, 4.000%, 9/1/37	4,379,056	4,656
Federal National Mortgage Association, 4.000%, 10/1/37	721,228	768
Federal National Mortgage Association, 4.000%, 11/1/37	4,903,009	5,195
Federal National Mortgage Association, 4.000%, 12/1/37	3,817,557	4,065
Federal National Mortgage Association, 4.000%, 11/1/40	3,088,823	3,263
Federal National Mortgage Association, 4.000%, 10/1/43	3,411,992	3,618
Federal National Mortgage Association, 4.000%, 4/1/44	3,068,155	3,257
Federal National Mortgage Association, 4.000%, 5/1/45	5,438,536	5,722
Federal National Mortgage Association, 4.000%, 8/1/45	1,996,978	2,116
Federal National Mortgage Association, 4.000%, 9/1/45	4,810,097	5,103
Federal National Mortgage Association, 4.000%, 10/1/45	901,245	952
Federal National Mortgage Association, 4.000%, 12/1/45	1,048,587	1,105
Federal National Mortgage Association, 4.000%, 1/1/46	1,854,081	1,962
Federal National Mortgage Association, 4.000%, 2/1/46	489,554	520
Federal National Mortgage Association, 4.000%, 5/1/46	1,760,832	1,859
Federal National Mortgage Association, 4.000%, 7/1/46	218,229	231
Federal National Mortgage Association, 4.000%, 11/1/46	4,373,528	4,640
Federal National Mortgage Association, 4.000%, 1/1/47	800,792	846
Federal National Mortgage Association, 4.000%, 2/1/47	4,638,043	4,891
Federal National Mortgage Association, 4.000%, 3/1/47	2,164,689	2,288
Federal National Mortgage Association, 4.000%, 4/1/47	13,120,082	13,891
Federal National Mortgage Association, 4.000%, 5/1/47	7,097,007	7,475
Federal National Mortgage Association, 4.000%, 6/1/47	622,776	658
Federal National Mortgage Association, 4.000%, 7/1/47	995,139	1,057
Federal National Mortgage Association, 4.000%, 8/1/47	17,478,009	18,414

Structured Products (47.1%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Federal National Mortgage Association, 4.000%, 10/1/47	2,526,788	2,678
Federal National Mortgage Association, 4.000%, 11/1/47	16,388,893	17,233
Federal National Mortgage Association, 4.000%, 12/1/47	20,192,232	21,353
Federal National Mortgage Association, 4.377%, (ICE LIBOR USD 12 Month plus 1.78%), 4/1/40	1,105,760	1,158
Federal National Mortgage Association, 4.500%, 1/1/20	734,530	747
Federal National Mortgage Association, 4.500%, 5/1/34	99,656	108
Federal National Mortgage Association, 4.500%, 1/1/39	3,268,821	3,484
Federal National Mortgage Association, 4.500%, 6/1/41	206,324	223
Federal National Mortgage Association, 4.500%, 3/1/43	2,505,827	2,705
Federal National Mortgage Association, 4.500%, 2/1/44	13,918,144	15,045
Federal National Mortgage Association, 4.500%, 3/1/44	1,875,253	2,025
Federal National Mortgage Association, 4.500%, 4/1/44	5,413,009	5,852
Federal National Mortgage Association, 4.500%, 6/1/44	2,316,969	2,505
Federal National Mortgage Association, 4.500%, 10/1/44	161,576	173
Federal National Mortgage Association, 4.500%, 10/1/45	4,288,533	4,630
Federal National Mortgage Association, 4.500%, 12/1/45	384,336	416
Federal National Mortgage Association, 4.500%, 2/1/46	479,839	520
Federal National Mortgage Association, 4.500%, 3/1/46	253,366	275
Federal National Mortgage Association, 4.500%, 4/1/46	348,305	380
Federal National Mortgage Association, 4.500%, 6/1/46	5,918,534	6,433
Federal National Mortgage Association, 4.500%, 3/1/47	143,960	156
Federal National Mortgage Association, 4.500%, 4/1/47	1,182,328	1,282
Federal National Mortgage Association, 4.500%, 5/1/47	6,459,919	6,978
Federal National Mortgage Association, 4.500%, 6/1/47	15,236,485	16,461
Federal National Mortgage Association, 4.500%, 9/1/47	3,839,071	4,147
Federal National Mortgage Association, 5.000%, 7/1/44	405,839	442
Federal National Mortgage Association, 5.000%, 8/1/56	14,219,460	15,498
Federal National Mortgage Association TBA, 3.000%, 1/1/47	5,000,000	5,001

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	127

Select Bond Portfolio

Structured Products (47.1%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Federal National Mortgage Association TBA, 3.500%, 1/1/47	18,300,000	18,800
Federal National Mortgage Association TBA, 3.500%, 2/1/47	69,900,000	71,694
Federal National Mortgage Association TBA, 4.000%, 1/1/47	22,200,000	23,228
Federal National Mortgage Association TBA, 4.500%, 3/13/48	16,700,000	17,723
Federal National Mortgage Association, Series 2007-108, Class AN, 8.048%, 11/25/37	490,525	563
Federal National Mortgage Association, Series 2011-43, Class AN, 3.500%, 12/25/28	624,929	626
Federal National Mortgage Association, Series 2013-30, Class CA, 1.500%, 4/25/43	1,328,000	1,215
Federal National Mortgage Association, Series 2014-40, Class EP, 3.500%, 10/25/42	2,032,469	2,093
Federal National Mortgage Association, Series 2015-M3, Class FA, 1.458%, (ICE LIBOR USD 1 Month plus 0.22%), (AFC), 6/25/18	201,178	201
Federal National Mortgage Association, Series 2016-59, Class CA, 3.500%, 9/25/43	7,713,874	7,973
Federal National Mortgage Association, Series 2017-13, Class PA, 3.000%, 8/25/46	3,588,451	3,609
Federal National Mortgage Association, Series 2017-M13, Class A2, 2.939%, 9/25/27	2,257,000	2,270
Federal National Mortgage Association, Series 2017-M4, Class A2, 2.597%, 12/25/26	2,335,000	2,287
Federal National Mortgage Association, Series 2017-M7, Class A2, 2.961%, (AFC), 2/25/27	2,100,000	2,111
Government National Mortgage Association, 4.000%, 7/15/45	410,344	434
Government National Mortgage Association, 4.000%, 9/15/45	1,404,710	1,485
Government National Mortgage Association, 4.000%, 9/20/45	2,459,105	2,605
Government National Mortgage Association, 4.000%, 10/15/45	1,699,103	1,799
Government National Mortgage Association, 4.000%, 6/15/47	3,010,393	3,173
Government National Mortgage Association, 4.000%, 7/15/47	3,282,358	3,460
Government National Mortgage Association, 4.000%, 11/20/47	16,532,081	17,332
Government National Mortgage Association, 4.000%, 12/20/47	6,038,000	6,368
Government National Mortgage Association, 4.500%, 5/20/45	754,189	808
Government National Mortgage Association, 4.500%, 6/20/45	1,335,915	1,437
Government National Mortgage Association, 4.500%, 7/20/45	1,211,384	1,297
Government National Mortgage Association, 4.500%, 8/20/45	544,469	582
Government National Mortgage Association, 4.500%, 9/20/45	266,939	290

Structured Products (47.1%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Government National Mortgage Association, 4.500%, 4/15/47	1,535,303	1,635
Government National Mortgage Association, 4.500%, 8/15/47	616,237	662
Government National Mortgage Association, 4.500%, 9/15/47	652,523	700
Government National Mortgage Association, 4.500%, 10/20/47	4,516,681	4,857
Government National Mortgage Association, 4.500%, 11/20/47	20,473,406	21,714
Government National Mortgage Association, 5.000%, 12/20/39	180,929	202
Government National Mortgage Association, 5.000%, 11/20/45	326,905	363
Government National Mortgage Association TBA, 3.000%, 1/1/47	37,200,000	37,527
Government National Mortgage Association TBA, 3.500%, 1/1/47	46,800,000	48,415
Government National Mortgage Association TBA, 4.500%, 1/1/48 (l)	4,515,000	4,862
GS Mortgage Securities Trust, Series 2012-GCJ7, Class AAB, 2.935%, 5/10/45	391,492	396
GS Mortgage Securities Trust, Series 2013-GC16, Class A2, 3.033%, 11/10/46	935,671	941
GS Mortgage Securities Trust, Series 2014-GC18, Class A3, 3.801%, 1/10/47	1,044,000	1,093
GS Mortgage Securities Trust, Series 2016-GS3, Class A4, 2.850%, 10/10/49	1,160,000	1,138
GS Mortgage Securities Trust, Series 2016-GS3, Class AAB, 2.777%, 10/10/49	1,740,000	1,730
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Series 2010- 1, Class A1, 5.314%, 1/25/51 144A	5,149,588	5,607
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A2, 3.615%, 11/15/43 144A	115,898	117
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class A4, 3.483%, 6/15/45	1,917,000	1,972
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2013-C13, Class A2, 2.665%, 1/15/46	3,596,165	3,608
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2014-C20, Class A2, 2.871%, 7/15/47	1,052,000	1,060
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2014-C20, Class A5, 3.804%, 7/15/47	124,000	130
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-JP2, Class A1, 1.324%, 8/15/49	1,648,315	1,623
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-JP2, Class AS B, 2.713%, 8/15/49	1,805,000	1,785
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2017-JP5, Class AS B, 3.548%, 3/15/50	3,358,000	3,470
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A 2, 4.311%, 8/5/32 144A	2,996,249	3,069

The Accompanying Notes are an Integral Part of the Financial Statements.

128	Select Bond Portfolio

Select Bond Portfolio

Structured Products (47.1%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A3, 4.106%, 7/15/46 144A	4,784,031	4,801
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A5, 2.840%, 12/15/47	2,906,000	2,921
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class ASB, 3.732%, 1/15/49	1,413,000	1,474
JP Morgan Chase Mortgage Trust, Series 2017-5, Class A1, 3.188%, (CSTR), 10/26/48 144A	15,061,485	15,186
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A2, 2.976%, 11/15/45	1,564,321	1,572
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A5, 3.774%, 8/15/47	2,629,000	2,752
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A4, 3.669%, 9/15/47	1,323,000	1,376
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A2, 2.773%, 10/15/48	1,089,000	1,096
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A3, 2.912%, 10/15/48	6,101,000	6,061
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A4, 3.227%, 10/15/48	1,772,000	1,793
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A5, 3.821%, 7/15/48	2,014,000	2,115
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class AS, 4.226%, (AFC), 7/15/48	1,597,000	1,681
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class ASB, 3.559%, 7/15/48	1,587,000	1,642
JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class ASB, 3.315%, 3/15/49	2,819,000	2,879
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class ASB, 3.282%, 7/15/50	1,306,000	1,329
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class ASB, 3.491%, 3/15/50	463,000	477
Mastr Asset Securitization Trust, Series 2003-12, Class 1A1, 5.250%, 12/25/24	189,633	192
Mastr Asset Securitization Trust, Series 2004-9, Class 6A1, 5.000%, 9/25/19	13,101	13
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A2, 2.964%, 7/15/46	394,403	395
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A2, 1.970%, 5/15/46	184,966	185

Structured Products (47.1%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A4, 3.753%, 12/15/47	2,069,000	2,169
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28, Class A4, 3.544%, 1/15/49	774,000	798
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class ASB, 2.729%, 9/15/49	5,519,000	5,398
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class A3, 3.540%, 12/15/48	1,115,000	1,151
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A1, 1.445%, 8/15/49	2,187,515	2,152
Morgan Stanley Capital I Trust, Series 2016-UB11, Class ASB, 2.606%, 8/15/49	1,289,000	1,264
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class A1, 1.711%, 3/15/49	1,300,223	1,288
Morgan Stanley Capital I, Inc., Series 2017-HR2, Class A4, 3.587%, 12/15/50	1,310,000	1,351
Residential Funding Mortgage Securities I, Series 2003-S18, Class A1, 4.500%, 10/25/18	12,588	13
Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.000%, (CSTR, AFC), 5/25/43 144A	2,532,891	2,523
UBS Commercial Mortgage Trust, 3.679%, 12/15/50	2,057,000	2,136
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.525%, 5/10/63	1,832,000	1,892

Total		1,010,698

Total Structured Products
(Cost: $1,389,860)		1,385,978

Short-Term Investments (1.1%)

Money Market Funds (1.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	32,073,579	32,074

Total		32,074

Total Short-Term Investments
(Cost: $32,074)		32,074

Total Investments (108.2%)
(Cost: $3,189,669)(a)		3,185,850

Other Assets, Less
Liabilities (-8.2%)		(241,916)

Net Assets (100.0%)		2,943,934

#	7-day yield as of December 31, 2017.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the value of these securities (in thousands) was $421,011 representing 14.3% of the net assets.

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio	129

Select Bond Portfolio

AFC — Available Funds Cap security - Security accrues interest at an assumed or uncapped rate. If the interest rate on the underlying loans is lower than the uncapped rate, then the security will pay at the lower rate.

CSTR — Collateral Strip Rate security - interest is based on the weighted net interest rate of the collateral.

EXE — Security receives collateral principal and interest paid which exceeds the amount of principal and interest obligated to all bonds in the deal.

IO — Interest Only Security

GO — General Obligation

RB — Revenue Bond

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $3,200,425 and the net unrealized depreciation of investments based on that cost was $14,575 which is comprised of $18,578 aggregate gross unrealized appreciation and $33,153 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for when-issued securities.

(l)	Security valued using significant unobservable inputs.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$-	$18,807	$-
Corporate Bonds	-	711,903	-
Governments	-	1,037,088	-
Structured Products
Asset Backed Securities	-	375,280	-
Mortgage Securities	-	1,005,836	4,862
Short-Term Investments	32,074	-	-
Total Assets:	$32,074	$3,148,914	$4,862

The Accompanying Notes are an Integral Part of the Financial Statements.

130	Select Bond Portfolio

Long-Term U.S. Government Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with preservation of capital and prudent investment management.	Invest in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises, and in derivatives designed to replicate such securities.	$116 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Long-Term U.S. Government Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. The Portfolio primarily invests in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or interest rate swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of non-government related investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage- and asset-backed securities, or in preferred stocks. The Portfolio will normally have a minimum average portfolio duration (an aggregate measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of eight years and, for point of reference, the dollar weighted average maturity of the Portfolio is expected to be more than ten years. The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the Portfolio to be of comparable quality.

Market Overview

Headlines in 2017 were largely dominated by political developments, namely Donald Trump’s surprise victory in the U.S. presidential election, the U.S. Federal Reserve’s (the “Fed”) policy decisions and geopolitics. In the U.S., solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers provided an opportunity for the Fed to continue on its path towards policy normalization. As such, the Fed raised rates and unveiled details of its plan to gradually unwind its balance sheet. A perceived hawkish shift in tone from other major central banks spurred most developed market yields to rise. Still, the fundamental backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened and emerging market assets strengthened.

Portfolio Results

The Portfolio returned 8.28% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® Long-Term U.S. Treasury Index (the “Index”), returned 8.53%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Morningstar® Inc., an independent mutual fund ranking agency, the average return of the Long Government peer group was 9.03% for 2017.

Yield curve positioning, particularly an underweight to the long end of the curve, was the main detractor over the period as rates rallied. The Portfolio’s duration positioning was partially implemented through the use of futures, interest rate swaps and options.

Within spread sectors, an allocation to Agency and commercial mortgage-backed securities, as well as investment grade corporate credit, contributed to performance given spread tightening and security selection. An allocation to government Agency debentures was also additive throughout the period.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

We expect world GDP growth to remain above-trend at 3.0%–3.5% in 2018. Easier financial conditions, resulting in buoyant risk assets and low interest rates, and fiscal stimulus in several advanced economies imply near-term tailwinds.

In the U.S., we look for above-consensus growth of 2.25%–2.75% in 2018. Tax cuts and higher federal spending are expected to boost growth. With unemployment likely to drop below 4%, we expect some upward pressure on wages and consumer prices, and core inflation to rise above 2% over the course of 2018. Under new leadership, the Fed is expected to continue tightening gradually; our baseline forecast calls for three rate hikes this year.

Long-Term U.S. Government Bond Portfolio	131

Long-Term U.S. Government Bond Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Long-Term U.S. Government Bond Portfolio	8.28%	2.96%	6.76%
Bloomberg Barclays® Long-Term U.S. Treasury Index	8.53%	3.48%	6.55%
Morningstar® US Insurance Fund Long Government Average	9.03%	2.95%	6.65%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee provides for the timely repayment of the principal and interest as applicable under the terms of the instrument, if it is held to maturity, and does not apply to derivative securities held by the Portfolio. A guarantee by the U.S. Government or its agencies does not eliminate market risk.

The Portfolio may also use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. Government bond funds that do not use derivatives. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Currently, interest rates remain at historically low levels on a relative basis, although the U.S. federal funds rate has been subject to modest increases over the course of the last two years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect performance.

132	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/17

Security Description	% of Market Value
US Treasury, Various	80.1%
Federal National Mortgage Association, Various	5.0%
Resolution Funding Corp. Stripped, Various	3.3%
Federal Home Loan Mortgage Corp., Series 4387, Class AZ, 4%, 9/15/44	1.5%
Federal Home Loan Mortgage Corp., Series 4092, Class AY, 3%, 8/15/32	1.4%
Federal National Mortgage Association, Series 2016-61, Class ML, 3%, 9/25/46	0.6%
DBWF Mortgage Trust, Series 2016-85T, Class A, 3.791%, 12/10/36	0.5%
VNDO Trust, Series 2016-350P, Class A, 3.805%, 1/10/35	0.5%
Federal Home Loan Mortgage Corp., Series 4398, Class ZX, 4%, 9/15/54	0.5%
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class ASB, 3.514%, 12/15/49	0.5%

Sector Allocation 12/31/17

Sector Allocation is based on fixed income investments.

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio is invested in securities rated Aa by Moody’s or AA by S&P.

Long-Term U.S. Government Bond Portfolio	133

Long-Term U.S. Government Bond Portfolio

Schedule of Investments

December 31, 2017

Corporate Bonds (0.8%)	Shares/ $ Par	Value $ (000’s)

Consumer, Cyclical (0.3%)
United Airlines Pass Through Trust, Series 2016-2, Class A, 3.100%, 4/7/30	200,000	197
United Airlines Pass Through Trust, Series 2016-2, Class AA, 2.875%, 4/7/30	200,000	196

Total		393

Industrial (0.5%)
Vessel Management Services, Inc., 3.432%, 8/15/36	529,000	524

Total		524

Total Corporate Bonds
(Cost: $929)		917

Purchased Options (0.0%)	# of Contracts

Purchased Options (0.0%)
US Two Year Bond Future Call Option, Strike Price $108.5, Exp. 2/23/18, Counterparty – Goldman Sachs International, Notional – 20,000	10	–	(m)

Total Purchased Options
(Cost: $0)		–	(m)

Governments (114.0%)	Shares/ $ Par

Governments (114.0%)
Federal National Mortgage Association, 5.625%, 4/17/28	100,000	125
Resolution Funding Corp. Stripped, 0.000%, 10/15/20	2,000,000	1,884
Resolution Funding Corp. Stripped, 0.000%, 4/15/30	4,800,000	3,371
Resolution Funding Corp. Stripped, 0.000%, 4/15/28	400,000	298
Tennessee Valley Authority Stripped, 0.000%, 5/1/30	500,000	342
US Treasury, 1.875%, 7/31/22	8,000,000	7,891
US Treasury, 2.000%, 10/31/21	5,800,000	5,775
US Treasury, 2.125%, 8/15/21	400,000	401
US Treasury, 2.500%, 2/15/45	2,660,000	2,533
US Treasury, 2.750%, 8/15/42	2,000,000	2,012
US Treasury, 2.750%, 11/15/42	400,000	402
US Treasury, 2.750%, 8/15/47	3,210,000	3,210
US Treasury, 2.875%, 5/15/43	3,710,000	3,811
US Treasury, 2.875%, 8/15/45	5,180,000	5,306
US Treasury, 3.000%, 5/15/42	530,000	557
US Treasury, 3.000%, 11/15/45	370,000	388
US Treasury, 3.125%, 2/15/43	10,710,000	11,494
US Treasury, 3.375%, 5/15/44	9,300,000	10,425
US Treasury, 3.500%, 2/15/39	50,000	57
US Treasury, 3.625%, 8/15/43	8,750,000	10,202
US Treasury, 3.625%, 2/15/44 (k)	11,920,000	13,918
US Treasury, 3.750%, 11/15/43	5,600,000	6,666
US Treasury, 3.875%, 8/15/40	850,000	1,023
US Treasury, 4.250%, 11/15/40	1,400,000	1,776
US Treasury, 4.375%, 2/15/38	2,240,000	2,861
US Treasury, 4.375%, 11/15/39 (b)	19,030,000	24,464
US Treasury, 4.375%, 5/15/40	100,000	129

Governments (114.0%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury, 4.500%, 5/15/38	1,440,000	1,870
US Treasury, 4.625%, 2/15/40	200,000	266
US Treasury Inflation Index Bond, 0.125%, 7/15/24	581,739	575
US Treasury Inflation Index Bond, 0.375%, 7/15/23	625,435	630
US Treasury Inflation Index Bond, 0.375%, 1/15/27	173,592	172
US Treasury Inflation Index Bond, 0.375%, 7/15/27	1,633,543	1,626
US Treasury Inflation Index Bond, 1.375%, 2/15/44	137,588	159
US Treasury Inflation Index Bond, 1.750%, 1/15/28	423,868	477
US Treasury Inflation Index Bond, 2.500%, 1/15/29	413,597	502
US Treasury Inflation Index Bond, 3.625%, 4/15/28	152,506	200
US Treasury Stripped, 0.000%, 2/15/30	900,000	659
US Treasury Stripped, 0.000%, 2/15/32	700,000	483
US Treasury Stripped, 0.000%, 5/15/33	1,000,000	666
US Treasury Stripped, 0.000%, 8/15/34	130,000	83
US Treasury Stripped, 0.000%, 5/15/36	1,200,000	731
US Treasury Stripped, 0.000%, 5/15/37	1,300,000	766
US Treasury Stripped, 0.000%, 8/15/43	900,000	443
US Treasury Stripped, 0.000%, 11/15/43	700,000	342

Total Governments
(Cost: $132,449)		131,971

Structured Products (19.3%)

Asset Backed Securities (0.4%)
Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 2.317%, (3 Month LIBOR plus 0.95%), 4/25/38	70,279	71
SLM Student Loan Trust, Series 2003-7A, Class A5A, 2.788%, (3 Month LIBOR plus 1.20%), 12/15/33 144A	139,774	141
SLM Student Loan Trust, Series 2008-9, Class A, 2.867%, (3 Month LIBOR plus 1.50%), 4/25/23	181,954	186
Sunset Mortgage Loan Co., Series 2015-NPL1, Class A, 4.459%, (AFC), 9/18/45 144A	73,591	74

Total		472

Mortgage Securities (18.9%)
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.778%, (CSTR), 11/10/31 144A	600,000	593
Commercial Mortgage Pass Through Certificates, Series 2016-667M, Class A, 3.140%, 10/10/36 144A	700,000	697
Core Industrial Trust, Series 2015-West, Class C, 3.494%, 2/10/37 144A	300,000	301
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3, 3.080%, (CSTR), 7/25/33	1,002	1
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 3.371%, (CSTR), 8/25/33	569	1
DBWF Mortgage Trust, Series 2016-85T, Class A, 3.791%, 12/10/36 144A	800,000	836

The Accompanying Notes are an Integral Part of the Financial Statements.

134	Long-Term U.S. Government Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Structured Products (19.3%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series 2017-K071, Class A2, 3.286%, 11/25/27	500,000	516
Federal Home Loan Mortgage Corp., Series 2752, Class EZ, 5.500%, 2/15/34	341,621	375
Federal Home Loan Mortgage Corp., Series 3346, Class FA, 1.707%, (ICE LIBOR USD 1 Month plus 0.23%), 2/15/19	80	–	(m)
Federal Home Loan Mortgage Corp., Series 4092, Class AY, 3.000%, 8/15/32	2,200,000	2,176
Federal Home Loan Mortgage Corp., Series 4387, Class AZ, 4.000%, 9/15/44	2,277,164	2,416
Federal Home Loan Mortgage Corp., Series 4398, Class ZX, 4.000%, 9/15/54	680,880	726
Federal Home Loan Mortgage Corp., Series 4830, Class ZG, 3.000%, 4/15/53	663,020	589
Federal Home Loan Mortgage Corp., Series T-61, Class 1A1, 2.402%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.40%), 7/25/44	12,798	13
Federal National Mortgage Association, 2.750%, 11/1/31	295,100	288
Federal National Mortgage Association, 3.040%, 12/1/30	364,111	355
Federal National Mortgage Association, 3.090%, 12/1/36	600,000	591
Federal National Mortgage Association, 3.600%, 2/1/40	655,442	673
Federal National Mortgage Association, 3.700%, 9/1/34	663,593	708
Federal National Mortgage Association, 5.000%, 6/1/35	71,394	77
Federal National Mortgage Association, 5.000%, 2/1/36	109,103	119
Federal National Mortgage Association TBA, 3.000%, 2/13/48	1,500,000	1,498
Federal National Mortgage Association TBA, 3.500%, 3/15/33	800,000	824
Federal National Mortgage Association TBA, 4.000%, 2/1/48	2,400,000	2,508
Federal National Mortgage Association, Series 2007-39, Class NZ, 4.250%, 5/25/37	314,458	328

Structured Products (19.3%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Federal National Mortgage Association, Series 2016-61, Class ML, 3.000%, 9/25/46	900,000	873
GS Mortgage Securities Trust, Series 2015-590M, Class B, 3.805%, (CSTR), 10/10/35 144A	300,000	303
Hilton USA Trust, Series 2016-HHV, Class A, 3.719%, 11/5/38 144A	300,000	309
Hilton USA Trust, Series 2016-HHV, Class C, 4.194%, (CSTR), 11/5/38 144A	400,000	408
Hudson’s Bay Simon JV Trust, Series 2015-HB10, Class C10, 5.447%, (CSTR), 8/5/34 144A	300,000	290
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class 3A, 3.879%, (CSTR, AFC), 5/25/33	1,938	2
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class ASB, 3.514%, 12/15/49	700,000	724
MSSG Trust, Series 2017-237P, Class A, 3.397%, 9/13/39 144A	700,000	709
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1, 2.155%, (ICE LIBOR USD 1 Month plus 0.66%), (AFC), 10/19/34	6,043	6
VNDO Trust, Series 2016-350P, Class A, 3.805%, 1/10/35 144A	800,000	834
WaMu Mortgage Pass-Through Certificates, Series 2004-AR1, Class A, 3.200%, (CSTR, AFC), 3/25/34	14,525	15
Worldwide Plaza Trust, Series 2017-WWP, Class A, 3.526%, 11/10/36 144A	100,000	103

Total		21,785

Total Structured Products
(Cost: $22,396)		22,257

Short-Term Investments (1.1%)

Money Market Funds (1.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	1,291,581	1,292

Total Short-Term Investments
(Cost: $1,292)		1,292

Total Investments (135.2%)
(Cost: $157,066)(a)		156,437

Other Assets, Less
Liabilities (-35.2%)		(40,724)

Net Assets (100.0%)		115,713

#	7-day yield as of December 31, 2017.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the value of these securities (in thousands) was $5,598 representing 4.8% of the net assets.

AFC — Available Funds Cap security - Security accrues interest at an assumed or uncapped rate. If the interest rate on the underlying loans is lower than the uncapped rate, then the security will pay at the lower rate.

CSTR — Collateral Strip Rate security - interest is based on the weighted net interest rate of the collateral.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $162,219 and the net unrealized depreciation of investments based on that cost was $5,323 which is comprised of $3,461 aggregate gross unrealized appreciation and $8,784 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio	135

Long-Term U.S. Government Bond Portfolio

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
US Five Year Treasury Note Future	Short	USD	$4,900	49	3/18	$5,692	$28
US Ten Year Ultra Treasury Bond Future	Short	USD	3,000	30	3/18	4,007	13
US Two Year Treasury Note Future	Short	USD	12,200	61	3/18	13,061	30
US Ultra Long Treasury Bond Future	Long	USD	200	2	3/18	335	3

(j)	Swap agreements outstanding on December 31, 2017.

Centrally Cleared Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
3-Month USD-LIBOR	1.75%	12/26	3,610	USD	$166	$16	$182
3-Month USD-LIBOR	2.25%	6/28	1,800	USD	27	4	31
3-Month USD-LIBOR	2.50%	6/46	1,300	USD	35	(15)	20
3-Month USD-LIBOR	1.75%	6/47	600	USD	108	(1)	107
3-Month USD-LIBOR	2.38%	9/47	2,000	USD	106	(24)	82
3-Month USD-LIBOR	2.75%	12/47	800	USD	(27)	(10)	(37)

					$415	$(30)	$385

(k)	Cash or securities with an aggregate value of $13,918 (in thousands) has been pledged as collateral for swap contracts

(m)	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices		Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Corporate Bonds	$-		$917	$-
Governments	-		131,971	-
Structured Products	-		22,257	-
Purchased Options	-	(m)	-	-
Short-Term Investments	1,292		-	-
Other Financial Instruments^
Futures	74		-	-
Interest Rate Swaps	-		422	-
Total Assets:	$1,366		$155,567	$-
Liabilities:
Other Financial Instruments^
Interest Rate Swaps	$-		$(37)	$-
Total Liabilities:	$-		$(37)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and short sales, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

136	Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Total return using a strategy that seeks to protect against U.S. inflation.	Invest substantially all assets in investment grade debt securities, with a majority in inflation-indexed debt securities.	$402 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Inflation Protection Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest more than 50% of its net assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury Securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by domestic and foreign corporations and governments. The Portfolio also may invest in fixed income securities that are not inflation-indexed, including mortgage- and asset-backed securities. Due to Internal Revenue Code provisions and regulations governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity.

Market Overview

Continued economic growth, upbeat corporate fundamentals and earnings, and expectations for pro-growth tax reform legislation fueled bullish, “risk-on” investor sentiment in 2017. The U.S. economy grew at a 3.2% annual rate in the third quarter, which, combined with a 3.1% expansion in the second quarter, gave the U.S. economy the strongest back-to-back quarterly growth rates in three years. The U.S. Federal Reserve (the “Fed”) raised its interest rate target three times during the year, launched balance sheet normalization and signaled three additional rate increases were likely in 2018. In December, Congress passed sweeping tax reform legislation, reducing tax rates for corporate and individual taxpayers and implementing comprehensive changes to the tax code.

Against this backdrop, the broad U.S. investment grade bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, posted positive returns. All index sectors generated gains, led by corporate bonds, which outperformed the index. Corporate securities benefited from the “risk-on” sentiment, improving corporate fundamentals and the tax reform package. Although the 30-year Treasury bond returned more than 9%, the broad U.S. Treasury sector underperformed the investment grade bond market. The Treasury yield curve flattened 74 bps during the year, according to Bloomberg Barclays, as yields on short-maturity Treasuries increased on Fed tightening, while yields on longer-maturity Treasuries declined on muted inflation.

Despite stronger economic growth, core inflation remained below the Fed’s 2% target rate. While higher gasoline prices helped push the headline inflation rate to 2.2% in November, core inflation retreated to a 1.7% year-over-year rate. The muted inflation backdrop, which prevailed throughout the year, helped push long-maturity Treasury yields lower, despite the year-end passage of the tax-cut bill.

As the year progressed, expectations for stronger economic growth—partly stemming from the anticipated effects of federal tax reform—pushed the 10-year breakeven rate higher. Although the breakeven rate ended 2017 close to its year end 2016 level (198 bps versus 197 bps), it dropped to 174 bps at the end of June and generally headed upward for the remainder of the year. This second-half rebound in inflation expectations helped Treasury Inflation Protected Securities (“TIPS”) outperform nominal Treasuries for the entire twelve-month period. However, TIPS underperformed the broad investment grade bond market.

Portfolio Results

The Portfolio returned 3.58% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® U.S. TIPS Index (the “Index”), returned 3.01%. (The Index is unmanaged, cannot be invested in directly, and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return for the Inflation Protected Bonds Funds peer group was 3.36% for 2017.

The Portfolio was nearly as fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (53% of assets versus the IRS maximum of 55%). The remainder was primarily invested in investment grade corporate and securitized securities. Robust performance from these positions generally accounted for the Portfolio’s outperformance relative to the all-TIPS index. In addition, small, Portfolio-only positions in non-dollar inflation-linked securities and emerging market bonds aided Portfolio performance.

The portfolio managers also used inflation swaps to create an inflation overlay for the non-inflation-linked corporate and securitized securities. This strategy outperformed because of the relative strength of corporate and securitized securities during the year.

Inflation Protection Portfolio	137

Inflation Protection Portfolio (unaudited)

Portfolio Manager Outlook

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

Although market-based inflation expectations, including the 10-year breakeven rate, have trended higher, they remain slightly below average, suggesting TIPS still offer value. The Portfolio’s positioning continues to reflect our expectations for solid, sustainable global growth, relatively low market volatility, stabilizing commodity prices, modest wage growth, and continued—albeit gradual—Fed tightening. We believe these influences eventually will create higher inflation than is currently priced into the bond market.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Inflation Protection Portfolio	3.58%	0.05%	3.27%
Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index	3.01%	0.13%	3.53%
Lipper® Variable Insurance Products (VIP) Inflation Protected Bonds Funds Average	3.36%	0.04%	3.34%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Currently, interest rates remain at historically low levels on a relative basis, although the U.S. federal funds rate has been subject to modest increases over the course of the last two years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

As a non-diversified portfolio, the Portfolio may hold fewer securities because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

138	Inflation Protection Portfolio

Inflation Protection Portfolio (unaudited)

This Portfolio invests over 50% of its assets in inflation-linked bonds. Inflation-linked bonds issued by the U.S. Government, known as TIPs, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Neither the current market value of the inflation-linked bonds nor the share value of the fund that invests in them is guaranteed, and either or both may fluctuate. Those portions of the Portfolio which are not invested in inflation linked securities will not be automatically protected from inflation. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Fixed Income Holdings 12/31/17

Security Description	% of Net Assets
US Treasury, Various	52.0%
Federal Home Loan Mortgage Corp., Various	1.8%
Federal National Mortgage Association, 4.00%, 2/1/46	1.4%
JPMorgan Chase & Co., Various	0.7%
The Goldman Sachs Group, Inc., Various	0.7%
Citigroup, Inc., Various	0.6%
Canadian Government Real Return Bond, Various	0.6%
Sequoia Mortgage Trust, Series 2017-7, Class A7, 3.50%, 10/25/47	0.6%
AT&T, Inc., Various	0.5%
Bank of America Corp., Various	0.5%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities.

Inflation Protection Portfolio	139

Inflation Protection Portfolio

Schedule of Investments

December 31, 2017

Corporate Bonds (20.7%)	Shares/ $ Par	Value $ (000’s)

Basic Materials (0.5%)
The Dow Chemical Co., 3.500%, 10/1/24	200,000	206
The Dow Chemical Co., 4.375%, 11/15/42	200,000	210
E.I. du Pont de Nemours & Co., 4.150%, 2/15/43	200,000	206
Georgia-Pacific LLC, 5.400%, 11/1/20 144A	140,000	151
International Paper Co., 4.400%, 8/15/47	200,000	209
LyondellBasell Industries NV, 4.625%, 2/26/55	100,000	105
LyondellBasell Industries NV, 5.000%, 4/15/19	37,000	38
The Mosaic Co., 4.050%, 11/15/27	180,000	180
Sherwin-Williams Co., 4.500%, 6/1/47	340,000	371
Westlake Chemical Corp., 4.375%, 11/15/47	200,000	208

Total		1,884

Communications (2.7%)
21st Century Fox America, Inc., 4.750%, 9/15/44	150,000	171
21st Century Fox America, Inc., 6.900%, 8/15/39	385,000	543
AT&T, Inc., 3.400%, 5/15/25	450,000	442
AT&T, Inc., 3.600%, 2/17/23	250,000	256
AT&T, Inc., 4.450%, 4/1/24	100,000	106
AT&T, Inc., 4.750%, 5/15/46	300,000	293
AT&T, Inc., 4.800%, 6/15/44	280,000	277
AT&T, Inc., 5.150%, 11/15/46 144A	77,000	79
AT&T, Inc., 5.150%, 2/14/50	700,000	703
British Telecommunications PLC, 5.950%, 1/15/18	100,000	100
CBS Corp., 3.500%, 1/15/25	200,000	201
CBS Corp., 3.700%, 6/1/28 144A	170,000	168
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	530,000	617
Cisco Systems, Inc., 5.900%, 2/15/39	335,000	458
Comcast Corp., 6.500%, 11/15/35	350,000	473
Deutsche Telekom International Finance BV, 3.600%, 1/19/27 144A	450,000	452
Discovery Communications LLC, 3.950%, 3/20/28	350,000	348
NBCUniversal Media LLC, 4.375%, 4/1/21	340,000	360
Telefonica Emisiones SAU, 4.103%, 3/8/27	400,000	413
Telefonica Emisiones SAU, 5.213%, 3/8/47	200,000	227
Time Warner Cable LLC, 4.500%, 9/15/42	295,000	276
Time Warner, Inc., 3.600%, 7/15/25	200,000	200
Time Warner, Inc., 3.800%, 2/15/27	300,000	300
Time Warner, Inc., 4.050%, 12/15/23	150,000	157
Time Warner, Inc., 4.700%, 1/15/21	300,000	317
Verizon Communications, Inc., 2.625%, 8/15/26	300,000	282
Verizon Communications, Inc., 4.125%, 3/16/27	330,000	344
Verizon Communications, Inc., 4.125%, 8/15/46	400,000	369
Verizon Communications, Inc., 4.400%, 11/1/34	150,000	153
Verizon Communications, Inc., 4.862%, 8/21/46	300,000	312
Verizon Communications, Inc., 5.500%, 3/16/47	330,000	376
Viacom, Inc., 4.250%, 9/1/23	470,000	480
The Walt Disney Co., 2.350%, 12/1/22	500,000	497
The Walt Disney Co., 4.125%, 6/1/44	170,000	183

Total		10,933

Corporate Bonds (20.7%)	Shares/ $ Par	Value $ (000’s)

Consumer, Cyclical (1.0%)
CVS Health Corp., 2.750%, 12/1/22	700,000	689
Ford Motor Co., 4.346%, 12/8/26	120,000	125
Ford Motor Credit Co. LLC, 4.389%, 1/8/26	300,000	315
Ford Motor Credit Co. LLC, 5.000%, 5/15/18	100,000	101
General Motors Co., 5.150%, 4/1/38	1,000,000	1,065
General Motors Financial Co., Inc., 5.250%, 3/1/26	80,000	88
The Home Depot, Inc., 4.200%, 4/1/43	275,000	303
Lowe’s Companies, Inc., 4.050%, 5/3/47	120,000	128
Macy’s Retail Holdings, Inc., 2.875%, 2/15/23	60,000	56
McDonald’s Corp., 3.250%, 6/10/24	150,000	154
McDonald’s Corp., 4.450%, 3/1/47	330,000	359
NIKE, Inc., 3.375%, 11/1/46	315,000	304
Target Corp., 3.900%, 11/15/47	300,000	305

Total		3,992

Consumer, Non-cyclical (3.1%)
Abbott Laboratories, 4.900%, 11/30/46	400,000	458
AbbVie, Inc., 2.900%, 11/6/22	325,000	326
AbbVie, Inc., 4.450%, 5/14/46	350,000	380
Actavis Funding SCS, 3.850%, 6/15/24	150,000	154
Actavis Funding SCS, 4.550%, 3/15/35	170,000	180
Aetna, Inc., 2.750%, 11/15/22	230,000	228
Aetna, Inc., 3.875%, 8/15/47	170,000	167
Amgen, Inc., 3.625%, 5/22/24	140,000	145
Anheuser-Busch InBev Finance, Inc., 3.650%, 2/1/26	1,420,000	1,465
Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/46	500,000	579
Anheuser-Busch InBev Worldwide, Inc., 7.750%, 1/15/19	100,000	106
Anthem, Inc., 4.650%, 1/15/43	200,000	219
Becton Dickinson and Co., 3.700%, 6/6/27	400,000	403
Catholic Health Initiatives, 2.950%, 11/1/22	100,000	99
Celgene Corp., 3.625%, 5/15/24	50,000	51
Celgene Corp., 5.000%, 8/15/45	170,000	193
Constellation Brands, Inc., 3.500%, 5/9/27	170,000	173
Constellation Brands, Inc., 3.700%, 12/6/26	340,000	350
Diageo Capital PLC, 2.625%, 4/29/23	200,000	200
Duke University Health System, Inc., 3.920%, 6/1/47	268,000	280
Ecolab, Inc., 4.350%, 12/8/21	294,000	313
Express Scripts Holding Co., 3.400%, 3/1/27	200,000	196
Express Scripts Holding Co., 4.500%, 2/25/26	200,000	212
General Mills, Inc., 3.150%, 12/15/21	670,000	683
Gilead Sciences, Inc., 3.650%, 3/1/26	200,000	207
Gilead Sciences, Inc., 4.150%, 3/1/47	165,000	175
Gilead Sciences, Inc., 4.400%, 12/1/21	485,000	517
Johnson & Johnson, 3.500%, 1/15/48	360,000	368
Kaiser Foundation Hospitals, 4.150%, 5/1/47	200,000	216
Kimberly-Clark Corp., 3.900%, 5/4/47	340,000	360
Kraft Heinz Foods Co., 4.375%, 6/1/46	300,000	297
The Kroger Co., 3.875%, 10/15/46	400,000	366
Medtronic, Inc., 2.500%, 3/15/20	100,000	101
Medtronic, Inc., 3.500%, 3/15/25	80,000	83

The Accompanying Notes are an Integral Part of the Financial Statements.

140	Inflation Protection Portfolio

Inflation Protection Portfolio

Corporate Bonds (20.7%)	Shares/ $ Par	Value $ (000’s)

Consumer, Non-cyclical continued
Medtronic, Inc., 4.625%, 3/15/45	350,000	407
Mylan NV, 3.950%, 6/15/26	200,000	202
Northwell Health, Inc., 4.260%, 11/1/47	180,000	184
PepsiCo, Inc., 3.450%, 10/6/46	320,000	310
Shire Acquisitions Investments Ireland Designated Activity Co., 3.200%, 9/23/26	160,000	156
Thermo Fisher Scientific, Inc., 2.950%, 9/19/26	250,000	243
Unilever Capital Corp., 2.200%, 3/6/19	200,000	200
UnitedHealth Group, Inc., 3.750%, 10/15/47	350,000	357
UnitedHealth Group, Inc., 4.250%, 3/15/43	150,000	164
Zoetis, Inc., 3.000%, 9/12/27	60,000	59

Total		12,532

Energy (2.7%)
Apache Corp., 4.750%, 4/15/43	325,000	334
BP Capital Markets PLC, 2.500%, 11/6/22	160,000	159
BP Capital Markets PLC, 2.750%, 5/10/23	200,000	200
Cenovus Energy, Inc., 4.250%, 4/15/27	200,000	199
Chevron Corp., 2.427%, 6/24/20	100,000	101
Cimarex Energy Co., 4.375%, 6/1/24	100,000	106
Concho Resources, Inc., 4.875%, 10/1/47	80,000	88
ConocoPhillips Co., 2.400%, 12/15/22	500,000	494
Enbridge, Inc., 3.500%, 6/10/24	150,000	152
Enbridge, Inc., 3.700%, 7/15/27	200,000	201
Energy Transfer Partners LP, 3.600%, 2/1/23	100,000	100
Energy Transfer Partners LP, 4.050%, 3/15/25	200,000	200
Energy Transfer Partners LP, 5.300%, 4/15/47	330,000	328
Enterprise Products Operating LLC, 3.750%, 2/15/25	200,000	206
Enterprise Products Operating LLC, 4.850%, 3/15/44	100,000	110
Exxon Mobil Corp., 3.043%, 3/1/26	200,000	203
Hess Corp., 6.000%, 1/15/40	300,000	331
Kinder Morgan Energy Partners LP, 5.300%, 9/15/20	270,000	288
Kinder Morgan, Inc., 5.550%, 6/1/45	500,000	547
Magellan Midstream Partners LP, 5.150%, 10/15/43	150,000	170
Marathon Oil Corp., 3.850%, 6/1/25	170,000	173
Marathon Oil Corp., 5.200%, 6/1/45	100,000	111
Marathon Petroleum Corp., 3.625%, 9/15/24	250,000	255
MPLX LP, 4.875%, 6/1/25	400,000	429
MPLX LP, 5.200%, 3/1/47	200,000	219
Noble Energy, Inc., 4.150%, 12/15/21	480,000	500
Occidental Petroleum Corp., 4.100%, 2/15/47	330,000	350
ONEOK, Inc., 4.000%, 7/13/27	225,000	228
Petroleos Mexicanos, 3.500%, 1/30/23	130,000	127
Petroleos Mexicanos, 4.625%, 9/21/23	200,000	206
Petroleos Mexicanos, 4.875%, 1/18/24	400,000	414
Phillips 66, 4.650%, 11/15/34	200,000	219
Plains All American Pipeline LP / PAA Finance Corp., 3.650%, 6/1/22	200,000	201
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	500,000	551
Shell International Finance BV, 2.375%, 8/21/22	1,170,000	1,161
Statoil ASA, 2.450%, 1/17/23	250,000	248
Suncor Energy, Inc., 6.500%, 6/15/38	170,000	230
Sunoco Logistics Partners Operations LP, 3.450%, 1/15/23	300,000	298

Corporate Bonds (20.7%)	Shares/ $ Par	Value $ (000’s)

Energy continued
TransCanada PipeLines, Ltd., 2.500%, 8/1/22	100,000	99
Williams Partners LP, 4.125%, 11/15/20	80,000	83
Williams Partners LP, 4.300%, 3/4/24	200,000	209

Total		10,828

Financial (6.0%)
The Allstate Corp., 4.200%, 12/15/46	150,000	163
American Express Credit Corp., 3.300%, 5/3/27	450,000	456
American International Group, Inc., 4.125%, 2/15/24	250,000	264
American International Group, Inc., 4.500%, 7/16/44	150,000	161
American Tower Corp., 3.375%, 10/15/26	400,000	393
AvalonBay Communities, Inc., 3.200%, 1/15/28	280,000	279
Banco Inbursa SA Institucion de Banca Multiple, 4.375%, 4/11/27 144A	200,000	200
Bank of America Corp., 3.248%, 10/21/27	1,625,000	1,612
Bank of America Corp., 3.300%, 1/11/23	350,000	358
Bank of America Corp., 4.443%, (3 Month LIBOR plus 1.99%), 1/20/48	80,000	90
Berkshire Hathaway, Inc., 4.500%, 2/11/43	335,000	386
Boston Properties LP, 3.650%, 2/1/26	150,000	152
BPCE SA, 3.500%, 10/23/27	250,000	246
Branch Banking & Trust Co., 3.800%, 10/30/26	200,000	209
Capital One Financial Corp., 3.750%, 3/9/27	330,000	333
Capital One Financial Corp., 4.200%, 10/29/25	150,000	154
Chubb INA Holdings, Inc., 3.150%, 3/15/25	200,000	202
Citigroup, Inc., 2.350%, 8/2/21	300,000	297
Citigroup, Inc., 3.200%, 10/21/26	500,000	496
Citigroup, Inc., 4.000%, 8/5/24	250,000	261
Citigroup, Inc., 4.050%, 7/30/22	450,000	468
Citigroup, Inc., 4.281%, (3 Month LIBOR plus 1.84%), 4/24/48	200,000	217
Citigroup, Inc., 4.450%, 9/29/27	775,000	820
Cooperatieve Rabobank UA, 3.875%, 2/8/22	200,000	210
Credit Suisse AG, 3.625%, 9/9/24	250,000	259
Crown Castle International Corp., 4.450%, 2/15/26	240,000	252
DDR Corp., 3.900%, 8/15/24	60,000	60
Discover Bank, 3.450%, 7/27/26	300,000	296
Discover Financial Services, 3.750%, 3/4/25	200,000	201
Essex Portfolio LP, 3.625%, 8/15/22	100,000	103
Fifth Third Bancorp, 4.300%, 1/16/24	60,000	64
GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	500,000	541
The Goldman Sachs Group, Inc., 2.300%, 12/13/19	300,000	300
The Goldman Sachs Group, Inc., 3.500%, 11/16/26	400,000	402
The Goldman Sachs Group, Inc., 3.750%, 5/22/25	850,000	875
The Goldman Sachs Group, Inc., 4.800%, 7/8/44	675,000	769
The Goldman Sachs Group, Inc., 5.750%, 1/24/22	330,000	366
The Hartford Financial Services Group, Inc., 5.125%, 4/15/22	150,000	164
HSBC Holdings PLC, 2.950%, 5/25/21	400,000	403
HSBC Holdings PLC, 4.041%, (3 Month LIBOR plus 1.55%), 3/13/28	230,000	240
HSBC Holdings PLC, 4.300%, 3/8/26	200,000	213
HSBC Holdings PLC, 4.375%, 11/23/26	200,000	209

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	141

Inflation Protection Portfolio

Corporate Bonds (20.7%)	Shares/ $ Par	Value $ (000’s)

Financial continued
Huntington Bancshares, Inc., 2.300%, 1/14/22	200,000	197
International Lease Finance Corp., 5.875%, 8/15/22	200,000	222
Jefferies Group LLC, 4.850%, 1/15/27	330,000	351
JPMorgan Chase & Co., 3.875%, 9/10/24	1,250,000	1,304
JPMorgan Chase & Co., 3.964%, (3 Month LIBOR plus 1.38%), 11/15/48	835,000	861
JPMorgan Chase & Co., 4.500%, 1/24/22	500,000	535
JPMorgan Chase & Co., 4.625%, 5/10/21	250,000	267
KeyBank NA, 3.400%, 5/20/26	250,000	249
Kilroy Realty LP, 3.800%, 1/15/23	120,000	123
Kilroy Realty LP, 4.375%, 10/1/25	40,000	42
Liberty Mutual Group, Inc., 4.250%, 6/15/23 144A	225,000	237
Markel Corp., 3.500%, 11/1/27	200,000	199
Morgan Stanley, 3.875%, 1/27/26	400,000	417
Morgan Stanley, 4.000%, 7/23/25	700,000	733
Morgan Stanley, 4.375%, 1/22/47	170,000	186
Prudential Financial, Inc., 3.935%, 12/7/49 144A	251,000	256
Simon Property Group LP, 4.250%, 11/30/46	300,000	316
Suntrust Bank, 3.300%, 5/15/26	200,000	198
The Travelers Cos, Inc., 3.750%, 5/15/46	200,000	204
U.S. Bancorp, 3.600%, 9/11/24	400,000	414
Ventas Realty LP / Ventas Capital Corp., 3.250%, 8/15/22	250,000	253
Wells Fargo & Co., 3.000%, 4/22/26	200,000	196
Wells Fargo & Co., 3.550%, 9/29/25	175,000	180
Wells Fargo & Co., 4.100%, 6/3/26	330,000	346
Wells Fargo & Co., 4.125%, 8/15/23	220,000	232
Wells Fargo & Co., 4.400%, 6/14/46	600,000	632
Wells Fargo & Co., 4.750%, 12/7/46	300,000	335
Welltower, Inc., 3.750%, 3/15/23	300,000	311

Total		23,940

Industrial (1.6%)
Burlington Northern Santa Fe LLC, 3.000%, 4/1/25	200,000	201
Burlington Northern Santa Fe LLC, 3.750%, 4/1/24	200,000	212
Burlington Northern Santa Fe LLC, 4.125%, 6/15/47	380,000	416
Burlington Northern Santa Fe LLC, 4.950%, 9/15/41	100,000	119
CSX Corp., 3.800%, 11/1/46	180,000	179
FedEx Corp., 4.400%, 1/15/47	200,000	213
General Electric Co., 2.100%, 12/11/19	250,000	249
General Electric Co., 4.125%, 10/9/42	770,000	806
General Electric Co., 4.375%, 9/16/20	100,000	105
John Deere Capital Corp., 3.150%, 10/15/21	290,000	297
Lockheed Martin Corp., 3.550%, 1/15/26	100,000	104
Lockheed Martin Corp., 3.800%, 3/1/45	200,000	202
Lockheed Martin Corp., 4.250%, 11/15/19	200,000	208
Norfolk Southern Corp., 3.150%, 6/1/27	150,000	150
Norfolk Southern Corp., 3.850%, 1/15/24	75,000	79
Norfolk Southern Corp., 5.750%, 4/1/18	100,000	101
Republic Services, Inc., 3.375%, 11/15/27	300,000	302
Republic Services, Inc., 3.800%, 5/15/18	100,000	101
Rockwell Collins, Inc., 4.350%, 4/15/47	300,000	326
Union Pacific Corp., 2.750%, 4/15/23	100,000	100
Union Pacific Corp., 3.350%, 8/15/46	165,000	159

Corporate Bonds (20.7%)	Shares/ $ Par	Value $ (000’s)

Industrial continued
Union Pacific Corp., 4.000%, 4/15/47	340,000	367
United Parcel Service, Inc., 3.400%, 11/15/46	300,000	290
United Technologies Corp., 3.750%, 11/1/46	525,000	525
Waste Management, Inc., 3.125%, 3/1/25	150,000	151
Waste Management, Inc., 3.150%, 11/15/27	200,000	200
Waste Management, Inc., 3.500%, 5/15/24	250,000	259

Total		6,421

Technology (1.4%)
Apple, Inc., 2.900%, 9/12/27	650,000	642
Apple, Inc., 3.200%, 5/11/27	550,000	557
Apple, Inc., 4.250%, 2/9/47	370,000	411
Broadcom Corp. / Broadcom Cayman Finance, Ltd., 3.500%, 1/15/28 144A	200,000	191
Dell International LLC / EMC Corp., 6.020%, 6/15/26 144A	470,000	518
Fidelity National Information Services, Inc., 3.000%, 8/15/26	200,000	193
Intel Corp., 4.100%, 5/11/47	340,000	374
Microsoft Corp., 2.125%, 11/15/22	330,000	326
Microsoft Corp., 3.450%, 8/8/36	400,000	412
Microsoft Corp., 4.250%, 2/6/47	550,000	628
Oracle Corp., 2.500%, 10/15/22	300,000	300
Oracle Corp., 2.650%, 7/15/26	150,000	146
Oracle Corp., 4.000%, 7/15/46	500,000	532
Oracle Corp., 5.750%, 4/15/18	300,000	303

Total		5,533

Utilities (1.7%)
AEP Transmission Co., LLC, 3.750%, 12/1/47 144A	200,000	205
Alabama Power Co., 3.700%, 12/1/47	640,000	653
American Electric Power Co., Inc., 3.200%, 11/13/27	200,000	198
Consolidated Edison Co. of New York, Inc., 3.875%, 6/15/47	400,000	418
Dominion Resources, Inc., 3.625%, 12/1/24	200,000	207
Dominion Resources, Inc., 4.900%, 8/1/41	320,000	369
Dominion Resources, Inc., 6.400%, 6/15/18	340,000	347
Duke Energy Corp., 3.150%, 8/15/27	150,000	149
Duke Energy Corp., 3.550%, 9/15/21	150,000	155
Duke Energy Progress LLC, 3.700%, 10/15/46	720,000	735
Exelon Corp., 4.450%, 4/15/46	160,000	174
Exelon Generation Co. LLC, 5.600%, 6/15/42	480,000	526
FirstEnergy Corp., 4.850%, 7/15/47	300,000	334
Georgia Power Co., 4.300%, 3/15/42	100,000	106
MidAmerican Energy Co., 4.400%, 10/15/44	600,000	682
NextEra Energy Capital Holdings, Inc., 3.550%, 5/1/27	200,000	204
Pacific Gas & Electric Co., 4.000%, 12/1/46	570,000	570
Potomac Electric Power Co., 3.600%, 3/15/24	80,000	84
Sempra Energy, 3.250%, 6/15/27	250,000	249
Southern Co. Gas Capital Corp., 3.950%, 10/1/46	200,000	198
Southwestern Public Service Co., 3.700%, 8/15/47	250,000	256
Virginia Electric and Power Co., 3.450%, 2/15/24	50,000	52

Total		6,871

Total Corporate Bonds
(Cost: $80,902)		82,934

The Accompanying Notes are an Integral Part of the Financial Statements.

142	Inflation Protection Portfolio

Inflation Protection Portfolio

Governments (52.4%)	Shares/ Par	Value $ (000’s)

Governments (52.4%)
Australian Government Bond, 6.709%, 8/20/20 AUD (f)	715,000	1,025
Canadian Government Real Return Bond, 4.250%, 12/1/21 CAD (f)	756,293	695
Canadian Government Real Return Bond, 4.250%, 12/1/26 CAD (f)	1,490,420	1,589
Mexico Government International Bond, 4.750%, 3/8/44	200,000	202
Saudi Government International Bond, 2.375%, 10/26/21 144A	300,000	293
US Treasury Inflation Index Bond, 0.125%, 4/15/21	7,025,130	6,998
US Treasury Inflation Index Bond, 0.125%, 1/15/22	517,674	516
US Treasury Inflation Index Bond, 0.125%, 4/15/22	7,099,960	7,052
US Treasury Inflation Index Bond, 0.125%, 7/15/22 (b)	10,190,080	10,180
US Treasury Inflation Index Bond, 0.125%, 1/15/23	3,740,275	3,713
US Treasury Inflation Index Bond, 0.125%, 7/15/24	1,817,970	1,798
US Treasury Inflation Index Bond, 0.125%, 7/15/26	13,171,968	12,879
US Treasury Inflation Index Bond, 0.250%, 1/15/25	7,290,010	7,230
US Treasury Inflation Index Bond, 0.375%, 7/15/23	2,649,850	2,671
US Treasury Inflation Index Bond, 0.375%, 7/15/25 (b)	19,138,944	19,180
US Treasury Inflation Index Bond, 0.625%, 7/15/21 (b)	9,849,960	10,042
US Treasury Inflation Index Bond, 0.625%, 1/15/24 (b)	13,373,074	13,614
US Treasury Inflation Index Bond, 0.625%, 1/15/26 (k)	4,463,916	4,538
US Treasury Inflation Index Bond, 0.625%, 2/15/43	7,134,652	6,992
US Treasury Inflation Index Bond, 0.750%, 2/15/42 (b)	8,542,083	8,638
US Treasury Inflation Index Bond, 0.750%, 2/15/45	4,032,875	4,060
US Treasury Inflation Index Bond, 0.875%, 2/15/47	2,656,810	2,766
US Treasury Inflation Index Bond, 1.000%, 2/15/46	2,446,444	2,618
US Treasury Inflation Index Bond, 1.375%, 1/15/20	7,984,760	8,195
US Treasury Inflation Index Bond, 1.375%, 2/15/44	11,250,686	13,008
US Treasury Inflation Index Bond, 1.750%, 1/15/28	4,703,833	5,291
US Treasury Inflation Index Bond, 2.000%, 1/15/26	3,044,860	3,427
US Treasury Inflation Index Bond, 2.125%, 2/15/40	2,168,356	2,825
US Treasury Inflation Index Bond, 2.125%, 2/15/41	6,009,237	7,884
US Treasury Inflation Index Bond, 2.375%, 1/15/25	13,936,697	15,890
US Treasury Inflation Index Bond, 2.375%, 1/15/27	4,189,323	4,904
US Treasury Inflation Index Bond, 2.500%, 1/15/29	7,140,414	8,668
US Treasury Inflation Index Bond, 3.375%, 4/15/32	2,174,849	3,011
US Treasury Inflation Index Bond, 3.625%, 4/15/28	2,287,635	3,003
US Treasury Inflation Index Bond, 3.875%, 4/15/29	3,601,128	4,913

Total Governments
(Cost: $208,600)		210,308

Municipal Bonds (0.4%)

Municipal Bonds (0.4%)
Bay Area Toll Authority, California, Series 2010, 6.918%, 4/1/40 RB	35,000	51
City of San Antonio TX Electric & Gas System Revenue, 5.985%, 2/1/39 RB	150,000	202
City of San Francisco CA Public Utilities Commission Water Revenue, 6.950%, 11/1/50 RB	25,000	37
Los Angeles Community College District, Series 2010-E, 6.750%, 8/1/49 GO	95,000	147

Municipal Bonds (0.4%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Metropolitan Transportation Authority, 6.814%, 11/15/40 RB	50,000	72
Missouri Highway & Transportation Commission, 5.445%, 5/1/33 RB	100,000	121
New Jersey Turnpike Authority, Series 2010, 7.102%, 1/1/41 RB	100,000	149
Port Authority of New York & New Jersey, Series 168, 4.926%, 10/1/51 RB	50,000	62
Rutgers - The State University of New Jersey, 5.665%, 5/1/40 RB	55,000	68
Santa Clara Valley Transportation Authority, 5.876%, 4/1/32 RB	50,000	61
State of California, Series 2009, 7.550%, 4/1/39 GO	250,000	393
State of Illinois, 5.100%, 6/1/33 GO	150,000	150
State of Texas, Series 2009A, 5.517%, 4/1/39 GO	30,000	39

Total Municipal Bonds
(Cost: $1,500)		1,552

Structured Products (18.6%)

Asset Backed Securities (1.5%)
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/19 144A	375,000	375
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 1.920%, 9/20/19 144A	625,000	624
BRE Grand Islander Timeshare Issuer, Series 2017-1A, Class A, 2.940%, 5/25/29 144A	543,959	540
Hilton Grand Vacations Trust, Series 2014-AA, Class A, 1.770%, 11/25/26 144A	255,062	251
MVW Owner Trust, Series 2015-1A, Class A, 2.520%, 12/20/32 144A	503,842	501
MVW Owner Trust, Series 2016-1A, Class A, 2.250%, 12/20/33 144A	445,491	441
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A, 2.400%, 3/22/32 144A	140,651	140
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A, 3.080%, 3/21/33 144A	406,904	408
Towd Point Mortgage Trust, Series 2016-1, Class A1, 3.500%, (AFC), 2/25/55 144A	550,617	559
Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.750%, (AFC), 4/25/57 144A	982,175	981
VSE VOI Mortgage LLC, Series 2017-A, Class A, 2.330%, 3/20/35	1,124,560	1,109

Total		5,929

Mortgage Securities (17.1%)
Agate Bay Mortgage Trust, Series 2014-1, Class 1A6, 3.500%, (AFC), 7/25/44 144A	1,185,461	1,199
Agate Bay Mortgage Trust, Series 2014-3, Class A2, 3.500%, (AFC), 11/25/44 144A	844,140	845
Agate Bay Mortgage Trust, Series 2015-7, Class A3, 3.500%, (AFC), 10/25/45 144A	1,626,825	1,653
Agate Bay Mortgage Trust, Series 2016-1, Class A3, 3.500%, (AFC), 12/25/45 144A	1,220,330	1,234
Agate Bay Mortgage Trust, Series 2016-2, Class A3, 3.500%, (AFC), 3/25/46 144A	1,489,897	1,514

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	143

Inflation Protection Portfolio

Structured Products (18.6%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Agate Bay Mortgage Trust, Series 2016-3, Class A3, 3.500%, (AFC), 8/25/46 144A	784,045	797
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class A, 3.218%, 4/14/33 144A	825,000	834
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.490%, 4/14/33	1,110,000	1,124
BB-UBS Trust, Series 2012, Class A, 3.430%, 11/5/36 144A	1,000,000	1,013
CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, (AFC), 11/10/49	700,000	722
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.000%, 9/25/37	40,015	41
Citigroup / Deutsche Bank Mortgage Trust, Series 2016-CD1, Class AM, 2.926%, 8/10/49	1,000,000	968
Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class AM, 4.426%, (AFC), 2/10/47	1,000,000	1,065
Commercial Mortgage Pass Through Certificates, Series 2014-UBS5, Class AM, 4.193%, (AFC), 9/10/47	850,000	887
Commercial Mortgage Pass Through Certificates, Series 2015-CR22, Class AM, 3.603%, (AFC), 3/10/48	900,000	915
Commercial Mortgage Pass Through Certificates, Series 2016-CR28, Class B, 4.647%, (CSTR), 2/10/49	880,000	940
Commercial Mortgage Pass Through Certificates, Series 2017-PANW, Class A, 3.244%, 11/10/34	850,000	857
Commercial Mortgage Pass Through Certificates, Series 2015-3BP, Class A, 3.178%, 2/10/35 144A	875,000	881
Core Industrial Trust, Series 2015-CALW, Class C, 3.555%, 2/10/34	1,500,000	1,523
Core Industrial Trust, Series 2015-TEXW, Class B, 3.329%, 2/10/34 144A	725,000	736
Core Industrial Trust, Series 2015-WEST, Class A, 3.292%, 2/10/37 144A	950,000	964
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, 3.500%, (AFC), 12/25/44 144A	300,000	301
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3, 3.500%, (AFC), 6/25/47	1,164,951	1,179
Federal Home Loan Mortgage Corp., 4.000%, 5/1/42	3,692,157	3,887
Federal Home Loan Mortgage Corp., 4.500%, 4/1/41	3,002,820	3,232
Federal Home Loan Mortgage Corp., Series DNA3, Class M1, 2.302%, (ICE LIBOR USD 1 Month plus 0.75%), 3/25/30	650,855	653
Federal National Mortgage Association, 4.000%, 2/1/46	5,531,258	5,789
Federal National Mortgage Association, Series 2017-C03, Class 1M1, 2.502%, (ICE LIBOR USD 1 Month plus 0.95%), 10/25/29	829,391	836
Flagstar Mortgage Trust, Series 2017-1, Class 1A5, 3.500%, (AFC), 3/25/47	1,628,164	1,648
GS Mortgage Securities Trust, Series 2015-GC28, Class A5, 3.396%, 2/10/48	1,000,000	1,023

Structured Products (18.6%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
GS Mortgage Securities Trust, Series 2016-GS2, Class B, 3.759%, (AFC), 5/10/49	750,000	764
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, 3.076%, (CSTR), 8/10/38 144A	1,175,000	1,136
Irvine Core Office Trust, Series 2013-IRV, Class A2, 3.173%, (CSTR), 5/15/48 144A	800,000	812
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.166%, 12/15/46	600,000	641
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.822%, 8/15/49	600,000	587
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.144%, 8/15/49	675,000	660
JP Morgan Mortgage Trust, Series 2013-1, Class 2A2, 2.500%, (AFC), 3/25/43 144A	830,434	825
JP Morgan Mortgage Trust, Series 2014-5, Class A1, 3.000%, (AFC), 10/25/29 144A	914,257	923
JP Morgan Mortgage Trust, Series 2016-1, Class A7, 3.500%, 5/25/46 144A	1,750,000	1,734
JP Morgan Mortgage Trust, Series 2017-1, Class A2, 3.500%, (AFC), 1/25/47 144A	1,854,521	1,880
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, 4.341%, (AFC), 8/15/47	700,000	718
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.414%, 3/15/50	930,000	952
Morgan Stanley BAML Trust, Series 2017-C34, Class A3, 3.276%, 11/15/52	1,350,000	1,361
Morgan Stanley Capital I Trust, Series 2014-CPT, Class AM, 3.402%, 7/13/29	2,000,000	2,038
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, 3.446%, (CSTR), 7/13/29 144A	600,000	604
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A4, 2.782%, 8/15/49	1,575,000	1,535
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, 4.000%, (CSTR), 3/25/57 144A	1,386,485	1,433
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, 3.052%, (ICE LIBOR USD 1 Month plus 1.50%), (AFC), 6/25/57	1,560,485	1,599
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, 5.897%, (CSTR), 12/18/37	5,953	6
Sequoia Mortgage Trust, Series 2013-12, Class A1, 4.000%, 12/25/43 144A	194,301	201
Sequoia Mortgage Trust, Series 2014-3, Class A14, 3.000%, (AFC), 10/25/44 144A	251,394	253
Sequoia Mortgage Trust, Series 2014-4, Class A2, 3.500%, (AFC), 11/25/44 144A	227,603	231
Sequoia Mortgage Trust, Series 2017-5, Class A4, 3.500%, (AFC), 8/25/47	1,601,695	1,624
Sequoia Mortgage Trust, Series 2017-7, Class A7, 3.500%, 10/25/47	2,250,000	2,231
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 4.000%, (AFC), 10/25/47	1,876,452	1,908
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, 3.447%, (CSTR), 6/25/34	435,683	453

The Accompanying Notes are an Integral Part of the Financial Statements.

144	Inflation Protection Portfolio

Inflation Protection Portfolio

Structured Products (18.6%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, 2.292%, (ICE LIBOR USD 1 Month plus 0.74%), (AFC), 9/25/44	329,335	312
USB Commercial Mortgage Trust, Series 2017-C1, Class A3, 3.196%, 6/15/50	700,000	702
Wells Fargo Mortgage Backed Securities Trust, Series 2005-17, Class 1A1, 5.500%, 1/25/36	37,833	37
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 1A1, 3.473%, (CSTR), 6/25/35	270,812	283
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A15, 3.473%, (CSTR), 6/25/35	782,896	804
Wells Fargo Mortgage Backed Securities Trust, Series 2006-10, Class A4, 6.000%, 8/25/36	53,168	53
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR10, Class 1A1, 3.806%, (CSTR), 1/25/38	53,918	51
WinWater Mortgage Loan Trust, Series 2014-1, Class A4, 3.500%, (AFC), 6/20/44 144A	184,672	186

Total		68,797

Total Structured Products
(Cost: $75,081)		74,726

Short-Term Investments (5.3%)	Shares/ $ Par	Value $ (000’s)

Money Market Funds (4.7%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	18,971,973	18,972

Total		18,972

US Government & Agencies (0.6%)
US Treasury, 0.000%, 5/3/18	2,500,000	2,488

Total		2,488

Total Short-Term Investments
(Cost: $21,460)		21,460

Total Investments (97.4%)
(Cost: $387,543)(a)		390,980

Other Assets, Less Liabilities (2.6%)		10,731

Net Assets (100.0%)		401,711

#	7-day yield as of December 31, 2017.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the value of these securities (in thousands) was $29,759 representing 7.4% of the net assets.

AFC — Available Funds Cap security—Security accrues interest at an assumed or uncapped rate. If the interest rate on the underlying loans is lower than the uncapped rate, then the security will pay at the lower rate.

CSTR — Collateral Strip Rate security—interest is based on the weighted net interest rate of the collateral.

GO — General Obligation

RB — Revenue Bond

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $387,400 and the net unrealized appreciation of investments based on that cost was $647 which is comprised of $7,951 aggregate gross unrealized appreciation and $7,304 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
US Long Treasury Bond Futures	Short	USD	$8,700	87	3/18	$13,311	$20
US Ten Year Treasury Note Futures	Short	USD	4,800	48	3/18	5,954	31
US Ten Year Ultra Treasury Bond Futures	Short	USD	6,000	60	3/18	8,014	36
US Two Year Treasury Note Futures	Long	USD	41,200	206	3/18	44,107	(90)
US Ultra Long Treasury Bond Futures	Short	USD	1,900	19	3/18	3,185	(15)

(f)	Foreign Bond — par value is foreign denominated

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	145

Inflation Protection Portfolio

(h)	Forward foreign currency contracts outstanding on December 31, 2017.

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Morgan Stanley Capital Services, Inc.	AUD	1,294	1,009	3/18	$-	$(26)	$(26)
Sell	Morgan Stanley Capital Services, Inc.	CAD	2,844	2,265	3/18	-	(50)	(50)

						$-	$(76)	$(76)

AUD — Australian Dollar

CAD — Canadian Dollar

CPURNSA — U.S. Consumer Price Index — All Urban Consumers — Not Seasonally Adjusted

(j)	Swap agreements outstanding on December 31, 2017.

Total Return Swaps

Floating Rate Index	Counterparty	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation)(000’s)	Market Value (000’s)
CPURNSA	Bank of America, N.A.	Receive	2.42%	4/18	2,000	$(139)	$(139)
CPURNSA	Bank of America, N.A.	Receive	2.22%	5/18	2,500	(119)	(119)
CPURNSA	Bank of America, N.A.	Receive	2.21%	3/19	6,500	(253)	(253)
CPURNSA	Bank of America, N.A.	Receive	2.64%	3/19	4,500	(340)	(340)
CPURNSA	Bank of America, N.A.	Receive	2.51%	3/19	2,000	(175)	(175)
CPURNSA	Barclays Bank PLC	Receive	1.71%	2/20	1,000	(2)	(2)
CPURNSA	Bank of America, N.A.	Receive	2.64%	2/20	2,800	(302)	(302)
CPURNSA	Bank of America, N.A.	Receive	2.67%	4/22	3,000	(372)	(372)
CPURNSA	Barclays Bank PLC	Receive	2.53%	5/23	5,500	(476)	(476)
CPURNSA	Barclays Bank PLC	Receive	2.54%	5/23	1,000	(87)	(87)
CPURNSA	Barclays Bank PLC	Receive	2.59%	7/24	1,400	(117)	(117)
CPURNSA	Bank of America, N.A.	Receive	2.53%	8/24	2,750	(212)	(212)
CPURNSA	Barclays Bank PLC	Receive	2.39%	9/24	4,000	(242)	(242)
CPURNSA	Barclays Bank PLC	Receive	2.31%	9/24	1,400	(73)	(73)
CPURNSA	Bank of America, N.A.	Receive	2.14%	7/25	2,900	(23)	(23)
CPURNSA	Bank of America, N.A.	Receive	1.79%	8/25	1,500	36	36
CPURNSA	Goldman Sachs International	Receive	1.87%	5/26	17,000	562	562
CPURNSA	Goldman Sachs International	Receive	1.92%	5/26	7,000	197	197
CPURNSA	Goldman Sachs International	Receive	1.77%	6/26	6,000	255	255
CPURNSA	Goldman Sachs International	Receive	2.25%	11/26	3,000	(15)	(15)
CPURNSA	Goldman Sachs International	Receive	2.28%	11/26	3,000	(26)	(26)
CPURNSA	Goldman Sachs International	Receive	2.28%	11/26	4,000	(35)	(35)
CPURNSA	Bank of America, N.A.	Receive	2.24%	4/27	3,500	(27)	(27)
CPURNSA	Bank of America, N.A.	Receive	2.22%	4/27	2,000	(11)	(11)
CPURNSA	Bank of America, N.A.	Receive	2.24%	4/27	2,000	(13)	(13)
CPURNSA	Bank of America, N.A.	Receive	2.24%	5/27	5,000	(32)	(32)
CPURNSA	Barclays Bank PLC	Receive	2.90%	12/27	1,700	(409)	(409)
CPURNSA	Barclays Bank PLC	Receive	2.78%	7/44	1,400	(310)	(310)
CPURNSA	Bank of America, N.A.	Receive	2.76%	3/23	700	(77)	(77)
CPURNSA	Barclays Bank PLC	Receive	2.36%	9/24	3,500	(201)	(201)

						$(3,038)	$(3,038)

Centrally Cleared Total Return Swaps

Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Upfront Premiums Paid/ Received (000’s)	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation)(000’s)	Market Value (000’s)
U.S. Consumer Price Index – 3 Month USD LIBOR	Receive	2.16%	9/27	$-	9,000	$94	$94
U.S. Consumer Price Index – 3 Month USD LIBOR	Receive	2.15%	11/27	1	5,000	44	$44
U.S. Consumer Price Index – 3 Month USD LIBOR	Receive	2.07%	8/27	-	3,500	61	$61

						$199	$199

The Accompanying Notes are an Integral Part of the Financial Statements.

146	Inflation Protection Portfolio

Inflation Protection Portfolio

(k)	Cash or securities with an aggregate value of $4,538 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2017.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$-	$1,552	$-
Corporate Bonds	-	82,934	-
Governments	-	210,308	-
Structured Products	-	74,726	-
Short-Term Investments
Money Market Funds	18,972	-	-
US Government & Agencies	-	2,488	-
Other Financial Instruments^
Futures	87	-	-
Total Return Swaps	-	1,249	-
Total Assets:	$19,059	$373,257	$-
Liabilities:
Other Financial Instruments^
Futures	(105)	-	-
Forward Currency Contracts	-	(76)	-
Total Return Swaps	-	(4,088)	-
Total Liabilities:	$(105)	$(4,164)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio	147

High Yield Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
High current income and capital appreciation.	Invest in non-investment grade debt securities.	$812 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the High Yield Bond Portfolio (the “Portfolio”), has engaged Federated Investment Management Company (“Federated”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in non-investment grade debt securities, which are securities rated below investment grade by major credit rating agencies, or if unrated, determined to be of comparable quality. The Portfolio may invest up to 30% of net assets in non-investment grade foreign securities. The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities primarily because of the market’s greater uncertainty about the issuer’s ability to make all required interest and principal payments, and therefore about the returns that will in fact be realized by the Portfolio. The Portfolio invests in securities believed to have attractive investment characteristics and seeks to minimize default risk and other risks through careful security selection and diversification. The Portfolio’s security selection process consists of a credit-intensive, fundamental analysis of the issuer. The Portfolio does not limit the investments to securities of a particular maturity range.

Market Overview

The high yield market posted a solid return in 2017, benefiting from a synchronized global economic expansion. The market environment was characterized by a business-friendly administration in Washington, accommodative central bank policy outside the U.S., high levels of employment and strong levels of business and consumer confidence. These factors led to strong corporate earnings, high levels of cash generation by high yield companies and declining default rates, all of which supported high yield bonds. The impact of these factors can be seen in the narrowing spread between high yield bonds and U.S. Treasury securities with comparable maturities. According to the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index, the aggregate high yield spread began the reporting period at 409 basis points and ended the reporting period at 343 basis points.

Within the high yield market, major industry sectors that substantially outperformed the overall market included Pharmaceuticals, Transportation Services, Banking, Electric Utilities and Diversified Manufacturing. Major industry sectors that substantially underperformed the overall market included Wireline Telecommunications, Retail, Consumer Products, Wireless Telecommunications and Media & Entertainment. From a credit quality perspective, lower quality bonds performed best, as the CCC-rated sector returned 10.38%, while the BB-rated and B-rated sectors returned 7.32% and 6.48%, respectively.

Portfolio Results

The Portfolio returned 6.88% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (the “Index”), returned 7.50%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund rating agency, the average return for the High Yield Funds peer group was 6.49% for 2017.

The Portfolio was negatively impacted by its security selection during the period. This was especially true in the Retail, Consumer Products, Pharmaceutical, Midstream and Chemicals industry sectors. Specific high yield issuers held by the Portfolio that negatively impacted performance relative to the Index included FGI Operating Co., PetSmart, Mallinckrodt, Team Health and Northern Oil & Gas.

The Portfolio was positively impacted by its sector allocation during the period under review. This was mainly a result of its substantial underweight to the poorly performing Wireline Telecommunications industry sector. This was partially offset by the Portfolio’s cash holdings and its underweight to the strong performing Banking sector. An overweight to the strong performing Pharmaceutical sector and an underweight to the poorly performing Retail sector helped to offset some of the poor security selection in these two sectors.

The Portfolio was positively impacted by security selection in the Healthcare, Cable & Satellite, Automotive, Wireless Telecommunications, Packaging, Metals and the Media & Entertainment industry sectors. Specific high yield issuers held by the Portfolio that positively impacted performance relative to the Index included Intelsat, Ortho-Clinical Diagnostics, Valeant Pharmaceutical, Tenet Healthcare and Freeport-McMoRan.

148	High Yield Bond Portfolio

High Yield Bond Portfolio (unaudited)

Portfolio Manager Outlook

The following forward-looking comments are the opinion of Federated, the Portfolio’s sub-adviser.

We continue to believe that the lows in credit spreads for this cycle are yet to come as the synchronized global economic expansion, strong corporate earnings aided by tax reform and surging corporate valuations, as illustrated by rising stock markets, will push credit spreads to lows consistent with prior cycles. However, low absolute (and possible rising) interest rates and well below median starting yield spread levels will most likely temper both the absolute and relative returns expected for high yield bonds. In the short term, tax reform will benefit most high yield issuers; although, a subset may be negatively impacted by a limit on the deductibility of interest expense. Intermediate term, the limits on the deductibility of interest expense may lead those corporations negatively impacted to optimize their capital structures to reduce this negative impact.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	6.88%	5.28%	7.28%
Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index	7.50%	5.78%	8.09%
Lipper® Variable Insurance Products (VIP) High Yield Funds Average	6.49%	4.74%	6.46%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower quality securities, which may represent a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

Currently, interest rates remain at historically low levels on a relative basis, although the U.S. federal funds rate has been subject to modest increases over the course of the last two years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

High Yield Bond Portfolio	149

High Yield Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/17

Security Description	% of Net Assets
HCA, Inc., Various	1.9%
Valeant Pharmaceuticals International, Inc., Various	1.8%
CCO Holdings LLC / CCO Holdings Capital Corp., Various	1.3%
First Data Corp., Various	1.2%
T-Mobile USA, Inc., Various	1.1%
Sprint Corp., Various	1.0%
TransDigm, Inc., Various	0.9%
Post Holdings, Inc., Various	0.9%
Intelsat Jackson Holdings SA, Various	0.9%
BWAY Holding Co., Various	0.9%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

150	High Yield Bond Portfolio

High Yield Bond Portfolio

Schedule of Investments

December 31, 2017

Corporate Bonds (95.4%)	Shares/ $ Par	Value $ (000’s)

Basic Materials (4.8%)
Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 2/1/25 144A	2,250,000	2,306
ArcelorMittal, 6.125%, 6/1/25	425,000	489
Clearwater Paper Corp., 5.375%, 2/1/25 144A	3,350,000	3,367
Compass Minerals International, Inc., 4.875%, 7/15/24 144A	2,225,000	2,192
Freeport-McMoRan, Inc., 3.550%, 3/1/22	175,000	173
Freeport-McMoRan, Inc., 3.875%, 3/15/23	2,775,000	2,761
Freeport-McMoRan, Inc., 5.400%, 11/14/34	3,425,000	3,485
Hexion, Inc., 6.625%, 4/15/20	3,000,000	2,692
HudBay Minerals, Inc., 7.250%, 1/15/23 144A	600,000	636
HudBay Minerals, Inc., 7.625%, 1/15/25 144A	1,050,000	1,150
Huntsman International LLC, 4.875%, 11/15/20	730,000	759
Platform Specialty Products Corp., 5.875%, 12/1/25 144A	1,450,000	1,439
Platform Specialty Products Corp., 6.500%, 2/1/22 144A	5,000,000	5,169
PQ Corp., 5.750%, 12/15/25 144A	350,000	356
PQ Corp., 6.750%, 11/15/22 144A	450,000	480
Signode Industrial Group Lux SA / Signode Industrial Group US, Inc., 6.375%, 5/1/22 144A	4,175,000	4,363
Steel Dynamics, Inc., 5.000%, 12/15/26	525,000	555
Steel Dynamics, Inc., 5.125%, 10/1/21	620,000	635
Steel Dynamics, Inc., 5.500%, 10/1/24	930,000	988
Teck Resources, Ltd., 6.000%, 8/15/40	850,000	946
Teck Resources, Ltd., 6.125%, 10/1/35	1,075,000	1,204
Teck Resources, Ltd., 6.250%, 7/15/41	175,000	200
Teck Resources, Ltd., 8.500%, 6/1/24 144A	1,175,000	1,328
Valvoline, Inc., 5.500%, 7/15/24	300,000	319
Versum Materials, Inc., 5.500%, 9/30/24 144A	550,000	589
W.R. Grace & Co., 5.625%, 10/1/24 144A	480,000	518

Total		39,099

Communications (17.8%)
Acosta, Inc., 7.750%, 10/1/22 144A	2,850,000	2,080
Altice Luxembourg SA, 7.625%, 2/15/25 144A	3,875,000	3,710
Altice Luxembourg SA, 7.750%, 5/15/22 144A	200,000	196
Altice US Finance I Corp., 5.375%, 7/15/23 144A	1,100,000	1,127
Altice US Finance I Corp., 5.500%, 5/15/26 144A	650,000	662
AMC Networks, Inc., 4.750%, 8/1/25	1,550,000	1,536
AMC Networks, Inc., 5.000%, 4/1/24	1,875,000	1,898
Anixter, Inc., 5.500%, 3/1/23	275,000	296
Cablevision Systems Corp., 5.875%, 9/15/22	2,225,000	2,192
CBS Radio, Inc., 7.250%, 11/1/24 144A	1,675,000	1,766
CCO Holdings LLC, 5.000%, 2/1/28 144A	2,450,000	2,383
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27 144A	1,475,000	1,453
CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 9/30/22	1,350,000	1,384
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 5/1/25 144A	650,000	670
CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 5/1/26 144A	550,000	564

Corporate Bonds (95.4%)	Shares/ $ Par	Value $ (000’s)

Communications continued
CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 9/1/23	1,000,000	1,025
CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 1/15/24	3,050,000	3,142
CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 2/15/26 144A	1,825,000	1,896
CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 5/1/27 144A	575,000	591
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21 144A	3,335,000	3,335
Cequel Communications Holdings I LLC / Cequel Capital Corp., 7.750%, 7/15/25 144A	1,325,000	1,418
Clear Channel International BV, 8.750%, 12/15/20 144A	375,000	387
Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	2,925,000	2,973
CommScope Technologies LLC, 6.000%, 6/15/25 144A	650,000	691
CommScope, Inc., 5.500%, 6/15/24 144A	1,925,000	2,002
CSC Holdings LLC, 5.250%, 6/1/24	1,450,000	1,421
CSC Holdings LLC, 5.500%, 4/15/27 144A	2,250,000	2,295
CSC Holdings LLC, 6.625%, 10/15/25 144A	1,250,000	1,353
CSC Holdings LLC, 10.125%, 1/15/23 144A	1,000,000	1,126
Digicel Group, Ltd., 7.125%, 4/1/22 144A	525,000	486
Digicel Group, Ltd., 8.250%, 9/30/20 144A	425,000	418
DISH DBS Corp., 5.000%, 3/15/23	1,810,000	1,720
DISH DBS Corp., 5.875%, 7/15/22	1,080,000	1,085
DISH DBS Corp., 5.875%, 11/15/24	3,075,000	2,990
DISH DBS Corp., 7.750%, 7/1/26	500,000	526
The EW Scripps Co., 5.125%, 5/15/25 144A	400,000	398
Gray Television, Inc., 5.125%, 10/15/24 144A	675,000	673
Gray Television, Inc., 5.875%, 7/15/26 144A	2,150,000	2,204
iHeartCommunications, Inc., 9.000%, 3/1/21	600,000	429
iHeartCommunications, Inc., 9.000%, 9/15/22	1,515,000	1,087
Intelsat Jackson Holdings SA, 5.500%, 8/1/23	2,925,000	2,391
Intelsat Jackson Holdings SA, 7.250%, 10/15/20	1,490,000	1,401
Intelsat Jackson Holdings SA, 7.500%, 4/1/21	1,550,000	1,411
Intelsat Jackson Holdings SA, 8.000%, 2/15/24 144A	1,125,000	1,184
Intelsat Jackson Holdings SA, 9.750%, 7/15/25 144A	950,000	914
Lamar Media Corp., 5.875%, 2/1/22	1,725,000	1,762
LIN Television Corp., 5.875%, 11/15/22	2,000,000	2,080
Match Group, Inc., 5.000%, 12/15/27 144A	1,150,000	1,167
Match Group, Inc., 6.375%, 6/1/24	725,000	786
Nexstar Broadcasting, Inc., 6.125%, 2/15/22 144A	1,850,000	1,915
Nexstar Escrow Corp., 5.625%, 8/1/24 144A	1,075,000	1,110
Outdoor Americas Capital LLC / Outfront Media Capital Corp., 5.875%, 3/15/25	1,850,000	1,956
Radio One, Inc., 7.375%, 4/15/22 144A	1,825,000	1,820
Radio One, Inc., 9.250%, 2/15/20 144A	1,450,000	1,363
SFR Group SA, 6.000%, 5/15/22 144A	345,000	349
SFR Group SA, 6.250%, 5/15/24 144A	850,000	852
SFR Group SA, 7.375%, 5/1/26 144A	5,425,000	5,588
Sinclair Television Group, Inc., 5.125%, 2/15/27 144A	1,150,000	1,140
Sinclair Television Group, Inc., 5.375%, 4/1/21	1,370,000	1,394

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	151

High Yield Bond Portfolio

Corporate Bonds (95.4%)	Shares/ $ Par	Value $ (000’s)

Communications continued
Sinclair Television Group, Inc., 5.625%, 8/1/24 144A	825,000	851
Sinclair Television Group, Inc., 5.875%, 3/15/26 144A	325,000	338
Sinclair Television Group, Inc., 6.125%, 10/1/22	990,000	1,020
Sirius XM Radio, Inc., 4.625%, 5/15/23 144A	550,000	562
Sirius XM Radio, Inc., 5.000%, 8/1/27 144A	775,000	777
Sirius XM Radio, Inc., 5.375%, 4/15/25 144A	1,100,000	1,145
Sirius XM Radio, Inc., 5.375%, 7/15/26 144A	1,675,000	1,736
Sirius XM Radio, Inc., 6.000%, 7/15/24 144A	2,185,000	2,311
Sprint Capital Corp., 6.875%, 11/15/28	4,375,000	4,402
Sprint Communications, Inc., 6.000%, 11/15/22	1,675,000	1,675
Sprint Corp., 7.125%, 6/15/24	1,150,000	1,170
Sprint Corp., 7.875%, 9/15/23	6,190,000	6,592
Symantec Corp., 5.000%, 4/15/25 144A	1,075,000	1,118
TEGNA, Inc., 5.125%, 7/15/20	980,000	1,003
TEGNA, Inc., 5.500%, 9/15/24 144A	495,000	519
TEGNA, Inc., 6.375%, 10/15/23	700,000	733
Telenet Finance Luxembourg Notes Sarl, 5.500%, 3/1/28 144A	3,600,000	3,591
T-Mobile USA, Inc., 5.125%, 4/15/25	2,700,000	2,805
T-Mobile USA, Inc., 5.375%, 4/15/27	350,000	373
T-Mobile USA, Inc., 6.000%, 3/1/23	775,000	811
T-Mobile USA, Inc., 6.125%, 1/15/22	575,000	593
T-Mobile USA, Inc., 6.375%, 3/1/25	1,035,000	1,107
T-Mobile USA, Inc., 6.500%, 1/15/24	425,000	451
T-Mobile USA, Inc., 6.500%, 1/15/26	875,000	955
T-Mobile USA, Inc., 6.625%, 4/1/23	1,375,000	1,433
T-Mobile USA, Inc., 6.836%, 4/28/23	225,000	236
Tribune Media Co., 5.875%, 7/15/22	3,050,000	3,134
Unitymedia Hessen GmbH & Co., KG / Unitymedia NRW GmbH, 5.000%, 1/15/25 144A	1,250,000	1,278
Unitymedia KabelBW GmbH, 6.125%, 1/15/25 144A	2,525,000	2,664
VeriSign, Inc., 4.750%, 7/15/27	550,000	562
VeriSign, Inc., 5.250%, 4/1/25	350,000	381
Virgin Media Finance PLC, 5.750%, 1/15/25 144A	2,350,000	2,397
Virgin Media Secured Finance PLC, 5.250%, 1/15/26 144A	3,175,000	3,207
Virgin Media Secured Finance PLC, 5.500%, 8/15/26 144A	425,000	436
Ziggo Bond Finance BV, 5.875%, 1/15/25 144A	625,000	616
Ziggo Bond Finance BV, 6.000%, 1/15/27 144A	1,225,000	1,194
Ziggo Secured Finance BV, 5.500%, 1/15/27 144A	2,425,000	2,422

Total		144,769

Consumer, Cyclical (12.6%)
1011778 BC Unlimited Liability Co. / New Red Finance, Inc., 4.250%, 5/15/24 144A	475,000	474
1011778 BC Unlimited Liability Co. / New Red Finance, Inc., 5.000%, 10/15/25 144A	4,075,000	4,106
Adient Global Holdings, Ltd., 4.875%, 8/15/26 144A	2,050,000	2,106
Allison Transmission, Inc., 5.000%, 10/1/24 144A	750,000	773
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	825,000	815
AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	225,000	223
American Axle & Manufacturing, Inc., 6.500%, 4/1/27 144A	2,450,000	2,594
American Builders & Contractors Supply Co., Inc., 5.625%, 4/15/21 144A	1,083,000	1,102

Corporate Bonds (95.4%)	Shares/ $ Par	Value $ (000’s)

Consumer, Cyclical continued
American Builders & Contractors Supply Co., Inc., 5.750%, 12/15/23 144A	125,000	132
Aramark Services, Inc., 5.000%, 4/1/25 144A	1,450,000	1,532
Aramark Services, Inc., 5.125%, 1/15/24	1,525,000	1,600
Argos Merger Sub, Inc., 7.125%, 3/15/23 144A	3,975,000	2,355
BCD Acquisition, Inc., 9.625%, 9/15/23 144A	1,750,000	1,921
Beacon Escrow Corp., 4.875%, 11/1/25 144A	850,000	853
Beacon Roofing Supply, Inc., 6.375%, 10/1/23	625,000	665
Boyd Gaming Corp., 6.375%, 4/1/26	775,000	835
Boyd Gaming Corp., 6.875%, 5/15/23	2,050,000	2,173
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24	2,280,000	2,383
CRC Escrow Issuer LLC / CRC Finco, Inc., 5.250%, 10/15/25 144A	4,300,000	4,344
Dana Financing Luxembourg Sarl, 5.750%, 4/15/25 144A	400,000	421
Dana Financing Luxembourg Sarl, 6.500%, 6/1/26 144A	2,025,000	2,195
Eldorado Resorts, Inc., 6.000%, 4/1/25	1,800,000	1,881
EMI Music Publishing Group North America Holdings, Inc., 7.625%, 6/15/24 144A	2,100,000	2,310
Ferrellgas LP / Ferrellgas Finance Corp., 6.500%, 5/1/21	850,000	796
Ferrellgas LP / Ferrellgas Finance Corp., 6.750%, 1/15/22	2,350,000	2,174
Ferrellgas LP / Ferrellgas Finance Corp., 6.750%, 6/15/23	1,400,000	1,284
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	175,000	187
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	500,000	536
The Goodyear Tire & Rubber Co., 4.875%, 3/15/27	375,000	384
The Goodyear Tire & Rubber Co., 5.000%, 5/31/26	1,150,000	1,186
The Goodyear Tire & Rubber Co., 5.125%, 11/15/23	350,000	365
Hanesbrands, Inc., 4.875%, 5/15/26 144A	1,100,000	1,127
HD Supply, Inc., 5.750%, 4/15/24 144A	375,000	398
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25	1,175,000	1,207
JB Poindexter & Co., Inc., 9.000%, 4/1/22 144A	842,000	874
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 4.750%, 6/1/27 144A	550,000	562
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.000%, 6/1/24 144A	800,000	825
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.250%, 6/1/26 144A	1,600,000	1,684
MGM Resorts International, 6.000%, 3/15/23	2,525,000	2,727
MGM Resorts International, 6.625%, 12/15/21	1,040,000	1,141
MGM Resorts International, 6.750%, 10/1/20	510,000	551
Michaels Stores, Inc., 5.875%, 12/15/20 144A	1,875,000	1,901
Mohegan Tribal Gaming Authority, 7.875%, 10/15/24 144A	2,250,000	2,306
Party City Holdings, Inc., 6.125%, 8/15/23 144A	2,425,000	2,504
Penn National Gaming, Inc., 5.625%, 1/15/27 144A	1,150,000	1,193
Performance Food Group, Inc., 5.500%, 6/1/24 144A	325,000	336
PetSmart, Inc., 8.875%, 6/1/25 144A	1,000,000	602
Pinnacle Entertainment, Inc., 5.625%, 5/1/24	2,225,000	2,381

The Accompanying Notes are an Integral Part of the Financial Statements.

152	High Yield Bond Portfolio

High Yield Bond Portfolio

Corporate Bonds (95.4%)	Shares/ $ Par	Value $ (000’s)

Consumer, Cyclical continued
Red Rock Resorts, Inc., 5.000%, 10/1/25 144A	1,675,000	1,683
Regal Entertainment Group, 5.750%, 3/15/22	310,000	320
Regal Entertainment Group, 5.750%, 2/1/25	1,025,000	1,051
Rite Aid Corp., 6.125%, 4/1/23 144A	2,025,000	1,828
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21 144A	1,950,000	1,935
Sabre GLBL, Inc., 5.375%, 4/15/23 144A	1,275,000	1,313
Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/1/25	2,225,000	2,214
Schaeffler Verwaltung Zwei GmbH, 4.500%, 9/15/23 144A	375,000	382
Schaeffler Verwaltung Zwei GmbH, 4.750%, 9/15/26 144A	3,325,000	3,375
The Scotts Miracle-Gro Co., 5.250%, 12/15/26	125,000	131
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC, 5.875%, 5/15/21 144A	3,865,000	3,923
Seminole Tribe of Florida, Inc., 7.804%, 10/1/20 144A	1,320,000	1,333
Six Flags Entertainment Corp., 4.875%, 7/31/24 144A	850,000	863
Six Flags Entertainment Corp., 5.500%, 4/15/27 144A	3,725,000	3,855
Springs Industries, Inc., 6.250%, 6/1/21	980,000	1,000
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.500%, 6/1/24	3,425,000	3,391
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.750%, 3/1/25	275,000	272
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.875%, 3/1/27	900,000	880
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp., 5.875%, 5/15/25 144A	1,675,000	1,591
Tenneco, Inc., 5.000%, 7/15/26	350,000	359
TI Group Automotive Systems LLC, 8.750%, 7/15/23 144A	899,000	964
WMG Acquisition Corp., 4.875%, 11/1/24 144A	450,000	463
WMG Acquisition Corp., 5.000%, 8/1/23 144A	250,000	259
Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp., 5.250%, 5/15/27 144A	1,200,000	1,216
ZF North America Capital, Inc., 4.750%, 4/29/25 144A	531,000	562

Total		102,187

Consumer, Non-cyclical (20.9%)
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	575,000	584
Acadia Healthcare Co., Inc., 6.500%, 3/1/24	2,625,000	2,730
Air Medical Merger Sub Corp., 6.375%, 5/15/23 144A	3,025,000	2,904
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertsons’s LLC, 5.750%, 3/15/25	2,250,000	2,031
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertsons’s LLC, 6.625%, 6/15/24	1,600,000	1,528
AmSurg Corp., 5.625%, 7/15/22	1,275,000	1,288
Avantor, Inc., 6.000%, 10/1/24 144A	825,000	822
Avantor, Inc., 9.000%, 10/1/25 144A	1,925,000	1,896
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.250%, 3/15/25 144A	725,000	718
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 6.375%, 4/1/24 144A	1,875,000	1,951

Corporate Bonds (95.4%)	Shares/ $ Par	Value $ (000’s)

Consumer, Non-cyclical continued
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	800,000	720
CHS / Community Health Systems, Inc., 6.250%, 3/31/23	1,550,000	1,395
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	2,910,000	1,673
Crimson Merger Sub, Inc., 6.625%, 5/15/22 144A	6,950,000	6,985
DaVita HealthCare Partners, Inc., 5.750%, 8/15/22	425,000	437
Eagle Holding Co. II LLC, 7.625%, 5/15/22 144A	1,475,000	1,501
Endo Finance LLC / Endo Finco, Inc., 6.000%, 2/1/25 144A	2,875,000	2,228
Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc., 6.000%, 7/15/23 144A	1,850,000	1,452
Envision Healthcare Corp., 5.125%, 7/1/22 144A	2,280,000	2,212
First Quality Finance Co., Inc., 4.625%, 5/15/21 144A	3,235,000	3,259
First Quality Finance Co., Inc., 5.000%, 7/1/25 144A	425,000	433
Gartner, Inc., 5.125%, 4/1/25 144A	850,000	888
GW Honos Security Corp., 8.750%, 5/15/25 144A	1,750,000	1,881
HCA Healthcare, Inc., 6.250%, 2/15/21	1,385,000	1,468
HCA, Inc., 4.500%, 2/15/27	1,050,000	1,055
HCA, Inc., 5.000%, 3/15/24	2,575,000	2,678
HCA, Inc., 5.250%, 6/15/26	450,000	477
HCA, Inc., 5.375%, 2/1/25	2,250,000	2,329
HCA, Inc., 5.875%, 3/15/22	1,475,000	1,578
HCA, Inc., 5.875%, 5/1/23	2,520,000	2,690
HCA, Inc., 5.875%, 2/15/26	2,825,000	2,987
HCA, Inc., 6.500%, 2/15/20	1,485,000	1,574
Hearthside Group Holdings LLC / Hearthside Finance Co., 6.500%, 5/1/22 144A	2,000,000	2,042
The Hertz Corp., 5.500%, 10/15/24 144A	1,000,000	902
The Hertz Corp., 6.250%, 10/15/22	775,000	748
The Hertz Corp., 7.625%, 6/1/22 144A	1,125,000	1,178
Hologic, Inc., 4.375%, 10/15/25 144A	275,000	279
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23 144A	5,750,000	5,807
KAR Auction Services, Inc., 5.125%, 6/1/25 144A	1,425,000	1,461
Lamb Weston Holdings, Inc., 4.875%, 11/1/26 144A	1,225,000	1,280
LifePoint Health, Inc., 5.375%, 5/1/24	325,000	323
LifePoint Hospitals, Inc., 5.500%, 12/1/21	1,415,000	1,443
Live Nation Entertainment, Inc., 4.875%, 11/1/24 144A	600,000	615
Mallinckrodt International Finance SA, 4.750%, 4/15/23	1,850,000	1,452
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.500%, 4/15/25 144A	2,975,000	2,425
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23 144A	1,550,000	1,317
Matthews International Corp., 5.250%, 12/1/25 144A	875,000	884
MEDNAX, Inc., 5.250%, 12/1/23 144A	425,000	432
MPH Acquisition Holdings LLC, 7.125%, 6/1/24 144A	5,525,000	5,884
New Amethyst Corp., 6.250%, 12/1/24 144A	1,925,000	1,983
The Nielsen Co. (Luxembourg) Sarl, 5.000%, 2/1/25 144A	1,175,000	1,219
Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 4/15/22 144A	4,000,000	4,115

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	153

High Yield Bond Portfolio

Corporate Bonds (95.4%)	Shares/ $ Par	Value $ (000’s)

Consumer, Non-cyclical continued
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 5.875%, 1/15/24	475,000	502
Polaris Intermediate Corp., 8.500%, 12/1/22 144A	1,975,000	2,049
Post Holdings, Inc., 5.000%, 8/15/26 144A	1,825,000	1,795
Post Holdings, Inc., 5.500%, 3/1/25 144A	1,275,000	1,320
Post Holdings, Inc., 5.625%, 1/15/28 144A	975,000	979
Post Holdings, Inc., 5.750%, 3/1/27 144A	3,225,000	3,281
Prestige Brands, Inc., 5.375%, 12/15/21 144A	3,475,000	3,536
Prestige Brands, Inc., 6.375%, 3/1/24 144A	1,600,000	1,658
Ritchie Bros. Auctioneers, Inc., 5.375%, 1/15/25 144A	575,000	594
The ServiceMaster Co. LLC, 5.125%, 11/15/24 144A	2,525,000	2,557
Spectrum Brands, Inc., 5.750%, 7/15/25	725,000	763
Spectrum Brands, Inc., 6.125%, 12/15/24	2,975,000	3,150
Sterigenics-Nordion Holdings LLC, 6.500%, 5/15/23 144A	3,500,000	3,649
Sterigenics-Nordion Topco LLC, 8.125%, 11/1/21 144A	2,900,000	2,929
Surgery Center Holdings, 6.750%, 7/1/25 144A	2,700,000	2,551
Team Health Holdings, Inc., 6.375%, 2/1/25 144A	4,875,000	4,351
Teleflex, Inc., 4.625%, 11/15/27	450,000	454
Teleflex, Inc., 5.250%, 6/15/24	1,750,000	1,824
Tenet Healthcare Corp., 4.500%, 4/1/21	830,000	834
Tenet Healthcare Corp., 4.625%, 7/15/24 144A	850,000	829
Tenet Healthcare Corp., 6.750%, 6/15/23	3,500,000	3,395
Tenet Healthcare Corp., 7.500%, 1/1/22 144A	700,000	735
Tenet Healthcare Corp., 8.125%, 4/1/22	330,000	336
THC Escrow Corp. III, 5.125%, 5/1/25 144A	2,400,000	2,340
THC Escrow Corp. III, 7.000%, 8/1/25 144A	575,000	541
United Rentals North America, Inc., 4.875%, 1/15/28	2,075,000	2,085
United Rentals North America, Inc., 5.500%, 7/15/25	475,000	504
United Rentals North America, Inc., 5.500%, 5/15/27	1,750,000	1,842
United Rentals North America, Inc., 5.875%, 9/15/26	1,225,000	1,311
US Foods, Inc., 5.875%, 6/15/24 144A	2,800,000	2,940
Valeant Pharmaceuticals International, Inc., 5.500%, 3/1/23 144A	2,700,000	2,471
Valeant Pharmaceuticals International, Inc., 5.500%, 11/1/25 144A	725,000	738
Valeant Pharmaceuticals International, Inc., 5.625%, 12/1/21 144A	1,055,000	1,031
Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 144A	3,225,000	2,987
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25 144A	5,425,000	4,964
Valeant Pharmaceuticals International, Inc., 6.500%, 3/15/22 144A	300,000	315
Valeant Pharmaceuticals International, Inc., 7.000%, 3/15/24 144A	875,000	936
Valeant Pharmaceuticals International, Inc., 7.250%, 7/15/22 144A	500,000	506
Valeant Pharmaceuticals International, Inc., 9.000%, 12/15/25 144A	800,000	834
Vizient, Inc., 10.375%, 3/1/24 144A	2,775,000	3,122
West Street Merger Sub, Inc., 6.375%, 9/1/25 144A	1,625,000	1,629

Total		169,308

Corporate Bonds (95.4%)	Shares/ $ Par	Value $ (000’s)

Energy (12.4%)
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp., 7.500%, 5/1/25 144A	1,525,000	1,620
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 9/15/24	2,000,000	2,060
Antero Resources Corp., 5.000%, 3/1/25	375,000	382
Antero Resources Corp., 5.125%, 12/1/22	465,000	474
Antero Resources Corp., 5.375%, 11/1/21	730,000	748
Antero Resources Corp., 5.625%, 6/1/23	1,225,000	1,274
Ascent Resources - Utica LLC / AEU Finance Corp., 1.000%, 4/1/22 144A	2,075,000	2,225
Callon Petroleum Co., 6.125%, 10/1/24	1,502,000	1,547
Carrizo Oil & Gas, Inc., 6.250%, 4/15/23	1,725,000	1,790
Carrizo Oil & Gas, Inc., 7.500%, 9/15/20	127,000	129
Carrizo Oil & Gas, Inc., 8.250%, 7/15/25	425,000	467
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	575,000	595
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25	1,725,000	1,869
Cheniere Corpus Christi Holdings LLC, 7.000%, 6/30/24	1,025,000	1,167
Cheniere Energy Partners LP, 5.250%, 10/1/25 144A	2,850,000	2,900
Chesapeake Energy Corp., 5.375%, 6/15/21	625,000	603
Chesapeake Energy Corp., 5.750%, 3/15/23	225,000	208
Chesapeake Energy Corp., 8.000%, 12/15/22 144A	805,000	868
Chesapeake Energy Corp., 8.000%, 1/15/25 144A	425,000	429
Chesapeake Energy Corp., 8.000%, 6/15/27 144A	2,000,000	1,920
Coeur Mining, Inc., 5.875%, 6/1/24	1,750,000	1,728
Continental Resources, Inc., 4.500%, 4/15/23	1,275,000	1,300
CrownRock LP / CrownRock Finance, Inc., 5.625%, 10/15/25 144A	2,600,000	2,613
CVR Refining LLC / Coffeyville Finance, Inc., 6.500%, 11/1/22	3,150,000	3,244
Diamondback Energy, Inc., 5.375%, 5/31/25	575,000	592
Endeavor Energy Resources LP / EER Finance, Inc., 5.500%, 1/30/26 144A	125,000	127
Endeavor Energy Resources LP / EER Finance, Inc., 5.750%, 1/30/28 144A	750,000	770
Energy Transfer Equity LP, 5.500%, 6/1/27	225,000	229
Energy Transfer Equity LP, 5.875%, 1/15/24	2,025,000	2,131
Enviva Partners LP / Enviva Partners Finance Corp., 8.500%, 11/1/21	2,750,000	2,929
EP Energy LLC / Everest Acquisition Finance, Inc., 6.375%, 6/15/23	350,000	189
EP Energy LLC / Everest Acquisition Finance, Inc., 8.000%, 11/29/24 144A	1,275,000	1,316
Gulfport Energy Corp., 6.000%, 10/15/24	550,000	550
Gulfport Energy Corp., 6.375%, 5/15/25	1,025,000	1,030
Gulfport Energy Corp., 6.375%, 1/15/26 144A	425,000	428
Gulfport Energy Corp., 6.625%, 5/1/23	875,000	893
Holly Energy Partners LP / Holly Energy Finance Corp., 6.000%, 8/1/24 144A	2,725,000	2,841
Laredo Petroleum, Inc., 5.625%, 1/15/22	1,025,000	1,035
Laredo Petroleum, Inc., 6.250%, 3/15/23	400,000	414
NGPL PipeCo LLC, 4.875%, 8/15/27 144A	150,000	156
NuStar Logistics LP, 5.625%, 4/28/27	2,400,000	2,442
Oasis Petroleum, Inc., 6.500%, 11/1/21	1,395,000	1,425

The Accompanying Notes are an Integral Part of the Financial Statements.

154	High Yield Bond Portfolio

High Yield Bond Portfolio

Corporate Bonds (95.4%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Oasis Petroleum, Inc., 6.875%, 3/15/22	645,000	662
Parsley Energy LLC / Parsley Finance Corp., 5.250%, 8/15/25 144A	425,000	426
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25 144A	450,000	455
Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/27 144A	1,225,000	1,253
Parsley Energy LLC / Parsley Finance Corp., 6.250%, 6/1/24 144A	300,000	316
PDC Energy, Inc., 5.750%, 5/15/26 144A	800,000	820
PDC Energy, Inc., 6.125%, 9/15/24	575,000	595
Peabody Securities Finance Corp., 6.000%, 3/31/22 144A	300,000	311
Peabody Securities Finance Corp., 6.375%, 3/31/25 144A	1,325,000	1,378
Precision Drilling Corp., 6.500%, 12/15/21	254,000	259
Precision Drilling Corp., 7.125%, 1/15/26 144A	700,000	714
Precision Drilling Corp., 7.750%, 12/15/23	1,000,000	1,050
QEP Resources, Inc., 5.250%, 5/1/23	575,000	582
QEP Resources, Inc., 5.625%, 3/1/26	525,000	532
Range Resources Corp., 4.875%, 5/15/25	1,000,000	965
Range Resources Corp., 5.000%, 3/15/23	225,000	224
Range Resources Corp., 5.750%, 6/1/21	955,000	991
RSP Permian, Inc., 5.250%, 1/15/25	750,000	769
RSP Permian, Inc., 6.625%, 10/1/22	750,000	787
SESI LLC, 7.125%, 12/15/21	325,000	333
SESI LLC, 7.750%, 9/15/24 144A	2,075,000	2,205
SM Energy Co., 5.625%, 6/1/25	600,000	582
SM Energy Co., 6.500%, 1/1/23	665,000	678
SM Energy Co., 6.750%, 9/15/26	725,000	747
Southwestern Energy Co., 4.100%, 3/15/22	1,025,000	1,010
Southwestern Energy Co., 7.500%, 4/1/26	300,000	319
Southwestern Energy Co., 7.750%, 10/1/27	1,775,000	1,895
SRC Energy, Inc., 6.250%, 12/1/25 144A	1,775,000	1,815
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 8/15/22	2,355,000	2,355
Summit Midstream Holdings, LLC / Summit Midstream Finance Corp., 5.750%, 4/15/25	2,275,000	2,294
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.000%, 1/15/28 144A	1,400,000	1,397
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	1,025,000	1,049
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.375%, 2/1/27	2,150,000	2,206
TerraForm Power Operating LLC, 4.250%, 1/31/23 144A	175,000	174
TerraForm Power Operating LLC, 5.000%, 1/31/28 144A	2,300,000	2,277
TerraForm Power Operating LLC, 6.625%, 6/15/25 144A	950,000	1,036
Tesoro Corp., 5.125%, 4/1/24	325,000	343
Tesoro Corp., 5.375%, 10/1/22	555,000	573
Tesoro Logistics LP / Tesoro Finance Corp., 5.250%, 1/15/25	725,000	762
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.250%, 10/15/22	503,000	534

Corporate Bonds (95.4%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Tesoro Logistics LP / Tesoro Logistics Finance Corp., 6.375%, 5/1/24	825,000	895
Ultra Resources, Inc., 6.875%, 4/15/22 144A	350,000	351
Ultra Resources, Inc., 7.125%, 4/15/25 144A	1,325,000	1,322
Weatherford International LLC, 6.800%, 6/15/37	400,000	332
Weatherford International, Ltd., 7.000%, 3/15/38	1,400,000	1,176
Weatherford International, Ltd., 8.250%, 6/15/23	1,575,000	1,591
Whiting Petroleum Corp., 5.750%, 3/15/21	410,000	421
Whiting Petroleum Corp., 6.250%, 4/1/23	1,150,000	1,180
Whiting Petroleum Corp., 6.625%, 1/15/26 144A	600,000	612
The Williams Cos., Inc., 4.550%, 6/24/24	900,000	934
Williams Partners LP / ACMP Finance Corp., 4.875%, 3/15/24	475,000	496
WPX Energy, Inc., 5.250%, 9/15/24	1,125,000	1,121
WPX Energy, Inc., 6.000%, 1/15/22	375,000	392
WPX Energy, Inc., 7.500%, 8/1/20	84,000	91
WPX Energy, Inc., 8.250%, 8/1/23	350,000	397

Total		100,641

Financial (5.4%)
Acrisure LLC / Acrisure Finance, Inc., 7.000%, 11/15/25 144A	2,000,000	1,928
Ally Financial, Inc., 3.750%, 11/18/19	1,950,000	1,975
Ally Financial, Inc., 4.125%, 2/13/22	400,000	409
Ally Financial, Inc., 5.750%, 11/20/25	3,725,000	4,060
AssuredPartners, Inc., 7.000%, 8/15/25 144A	2,500,000	2,487
Hub Holdings LLC / Hub Holdings Finance, Inc., 8.125%, 7/15/19 144A(c)	810,000	811
HUB International, Ltd., 7.875%, 10/1/21 144A	5,615,000	5,847
Iron Mountain, Inc., 5.750%, 8/15/24	425,000	430
KIRS Midco 3 PLC, 8.625%, 7/15/23 144A	2,150,000	2,225
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	475,000	506
National Financial Partners Corp., 6.875%, 7/15/25 144A	2,650,000	2,670
Navient Corp., 5.500%, 1/25/23	500,000	499
Navient Corp., 5.875%, 10/25/24	2,200,000	2,183
Navient Corp., 6.125%, 3/25/24	1,725,000	1,747
Navient Corp., 6.500%, 6/15/22	200,000	210
Navient Corp., 6.750%, 6/25/25	325,000	334
Navient Corp., 7.250%, 9/25/23	1,150,000	1,225
Quicken Loans, Inc., 5.250%, 1/15/28 144A	950,000	938
Quicken Loans, Inc., 5.750%, 5/1/25 144A	4,150,000	4,295
RHP Hotel Properties LP / RHP Finance Corp., 5.000%, 4/15/23	325,000	332
Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 6/1/25 144A	3,625,000	3,688
Trident Merger Sub, Inc., 6.625%, 11/1/25 144A	1,725,000	1,721
USIS Merger Sub, Inc., 6.875%, 5/1/25 144A	2,775,000	2,803
Vantiv LLC, 4.375%, 11/15/25 144A	325,000	329

Total		43,652

Industrial (11.5%)
ARD Finance SA, 7.125%, 9/15/23	3,275,000	3,422
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 5/15/23 144A	525,000	535

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	155

High Yield Bond Portfolio

Corporate Bonds (95.4%)	Shares/ $ Par	Value $ (000’s)

Industrial continued
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.000%, 6/30/21 144A	1,475,000	1,514
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.000%, 2/15/25 144A	2,100,000	2,210
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 5/15/24 144A	2,000,000	2,178
Ball Corp., 5.250%, 7/1/25	475,000	517
Belden, Inc., 5.250%, 7/15/24 144A	325,000	335
Berry Plastics Corp., 5.125%, 7/15/23	1,150,000	1,196
Berry Plastics Corp., 5.500%, 5/15/22	4,205,000	4,331
Berry Plastics Corp., 6.000%, 10/15/22	275,000	288
BWAY Holding Co., 5.500%, 4/15/24 144A	2,175,000	2,262
BWAY Holding Co., 7.250%, 4/15/25 144A	4,775,000	4,930
CD&R Waterworks Merger Sub LLC, 6.125%, 8/15/25 144A	1,050,000	1,066
Engility Corp., 8.875%, 9/1/24	1,475,000	1,576
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 5/1/20	1,200,000	264
Flex Acquisition Co., Inc., 6.875%, 1/15/25 144A	4,700,000	4,867
Gates Global LLC / Gates Global Co., 6.000%, 7/15/22 144A	4,092,000	4,184
The Hillman Group, Inc., 6.375%, 7/15/22 144A	3,200,000	3,192
JELD-WEN, Inc., 4.625%, 12/15/25 144A	300,000	302
JELD-WEN, Inc., 4.875%, 12/15/27 144A	275,000	278
JPW Industries Holding Corp., 9.000%, 10/1/24 144A	1,150,000	1,202
Koppers, Inc., 6.000%, 2/15/25 144A	1,150,000	1,219
Masonite International Corp., 5.625%, 3/15/23 144A	800,000	836
Multi-Color Corp., 4.875%, 11/1/25 144A	450,000	452
Multi-Color Corp., 6.125%, 12/1/22 144A	3,125,000	3,262
NCI Building Systems, Inc., 8.250%, 1/15/23 144A	1,200,000	1,272
Owens-Brockway Glass Container, Inc., 5.375%, 1/15/25 144A	2,350,000	2,479
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23 144A	500,000	539
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25 144A	325,000	363
Park Aerospace Holdings, Ltd., 4.500%, 3/15/23 144A	550,000	525
Park Aerospace Holdings, Ltd., 5.250%, 8/15/22 144A	425,000	422
Park Aerospace Holdings, Ltd., 5.500%, 2/15/24 144A	5,050,000	5,012
Ply Gem Industries, Inc., 6.500%, 2/1/22	1,525,000	1,575
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer LU, 5.750%, 10/15/20	2,815,258	2,857
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer LU, 6.875%, 2/15/21	502,305	509
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer LU, 7.000%, 7/15/24 144A	2,575,000	2,758
RSI Home Products, Inc., 6.500%, 3/15/23 144A	2,725,000	2,854
Sealed Air Corp., 4.875%, 12/1/22 144A	1,375,000	1,452
Sealed Air Corp., 5.125%, 12/1/24 144A	1,950,000	2,087
Standard Industries, Inc., 5.000%, 2/15/27 144A	2,900,000	2,965
Standard Industries, Inc., 6.000%, 10/15/25 144A	1,275,000	1,361
Tervita Escrow Corp., 7.625%, 12/1/21 144A	1,900,000	1,905
TransDigm, Inc., 6.000%, 7/15/22	520,000	532
TransDigm, Inc., 6.375%, 6/15/26	1,575,000	1,597
TransDigm, Inc., 6.500%, 7/15/24	4,875,000	4,997

Corporate Bonds (95.4%)	Shares/ $ Par	Value $ (000’s)

Industrial continued
TransDigm, Inc., 6.500%, 5/15/25	300,000	307
TTM Technologies, Inc., 5.625%, 10/1/25 144A	1,675,000	1,717
USG Corp., 4.875%, 6/1/27 144A	1,525,000	1,581
WESCO Distribution, Inc., 5.375%, 12/15/21	2,780,000	2,850
WESCO Distribution, Inc., 5.375%, 6/15/24	1,750,000	1,798
Wrangler Buyer Corp., 6.000%, 10/1/25 144A	1,000,000	1,030

Total		93,762

Other Holdings (–%)
General Motors Co. Escrow, 7.200%, 1/15/15(d), (l),*	610,000	—
General Motors Co. Escrow, 8.375%, 7/15/49(d), (l),*	4,865,000	—

Total		—

Technology (8.1%)
BMC Software Finance, Inc., 8.125%, 7/15/21 144A	3,775,000	3,799
CDW LLC / CDW Finance Corp., 5.000%, 9/1/25	450,000	466
CDW LLC / CDW Finance Corp., 5.500%, 12/1/24	2,075,000	2,256
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.875%, 6/15/21 144A	450,000	467
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 6/15/24 144A	3,025,000	3,312
Entegris, Inc., 4.625%, 2/10/26 144A	2,275,000	2,309
First Data Corp., 5.375%, 8/15/23 144A	2,450,000	2,550
First Data Corp., 5.750%, 1/15/24 144A	4,600,000	4,777
First Data Corp., 7.000%, 12/1/23 144A	2,400,000	2,538
IMS Health, Inc., 5.000%, 10/15/26 144A	1,625,000	1,666
Inception Merger Sub, Inc. / Rackspace Hosting, Inc., 8.625%, 11/15/24 144A	3,675,000	3,923
Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 5/1/21 144A(c)	4,760,000	4,867
Infor US, Inc., 6.500%, 5/15/22	3,625,000	3,752
Informatica LLC, 7.125%, 7/15/23 144A	2,775,000	2,837
JDA Escrow LLC / JDA Bond Finance, Inc., 7.375%, 10/15/24 144A	2,750,000	2,881
Micron Technology, Inc., 5.250%, 1/15/24 144A	225,000	234
MSCI, Inc., 5.250%, 11/15/24 144A	300,000	316
MSCI, Inc., 5.750%, 8/15/25 144A	1,100,000	1,181
NCR Corp., 4.625%, 2/15/21	675,000	681
NCR Corp., 5.000%, 7/15/22	635,000	646
NCR Corp., 5.875%, 12/15/21	2,150,000	2,204
NCR Corp., 6.375%, 12/15/23	520,000	545
Nuance Communications, Inc., 5.375%, 8/15/20 144A	1,072,000	1,087
Nuance Communications, Inc., 5.625%, 12/15/26	1,675,000	1,744
Nuance Communications, Inc., 6.000%, 7/1/24	1,375,000	1,475
Qorvo, Inc., 7.000%, 12/1/25	325,000	363
Riverbed Technology, Inc., 8.875%, 3/1/23 144A	2,550,000	2,406
Sensata Technologies BV, 5.625%, 11/1/24 144A	1,250,000	1,373
Sensata Technologies UK Financing Co. PLC, 6.250%, 2/15/26 144A	425,000	462
Solera LLC / Solera Finance, Inc., 10.500%, 3/1/24 144A	3,575,000	4,022
Sophia LP / Sophia Finance, Inc., 9.000%, 9/30/23 144A	2,625,000	2,776
SS&C Technologies Holdings, Inc., 5.875%, 7/15/23	1,500,000	1,582

Total		65,497

The Accompanying Notes are an Integral Part of the Financial Statements.

156	High Yield Bond Portfolio

High Yield Bond Portfolio

Corporate Bonds (95.4%)	Shares/ $ Par	Value $ (000’s)

Utilities (1.9%)
AmeriGas Partners LP / AmeriGas Finance Corp., 5.500%, 5/20/25	350,000	353
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24	975,000	1,014
AmeriGas Partners LP / AmeriGas Finance Corp., 5.750%, 5/20/27	550,000	556
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26	2,775,000	2,858
Calpine Corp., 5.250%, 6/1/26 144A	550,000	539
Calpine Corp., 5.375%, 1/15/23	2,800,000	2,727
Calpine Corp., 5.750%, 1/15/25	1,375,000	1,308
Calpine Corp., 6.000%, 1/15/22 144A	455,000	469
NRG Energy, Inc., 5.750%, 1/15/28 144A	225,000	227
NRG Energy, Inc., 6.250%, 7/15/22	1,450,000	1,508
NRG Energy, Inc., 6.250%, 5/1/24	1,750,000	1,833
NRG Energy, Inc., 6.625%, 1/15/27	925,000	978

Corporate Bonds (95.4%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
NRG Energy, Inc., 7.250%, 5/15/26	1,150,000	1,252

Total		15,622

Total Corporate Bonds
(Cost: $762,315)		774,537

Short-Term Investments (3.0%)

Money Market Funds (3.0%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	24,750,445	24,750

Total		24,750

Total Short-Term Investments
(Cost: $24,750)		24,750

Total Investments (98.4%)
(Cost: $787,065)(a)		799,287

Other Assets,
Less Liabilities (1.6%)		12,591

Net Assets (100.0%)		811,878

*	Non-Income Producing

#	7-Day yield as of December 31, 2017

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the value of these securities (in thousands) was $469,517 representing 57.8% of the net assets.

(a)	At December 31, 2017, the aggregate cost of investments, including deriatives, for federal tax purposes (in thousands) was $787,065 and the net unrealized appreciation of investments based on that cost was $12,222 which is comprised of $24,729 aggregate gross unrealized appreciation and $12,507 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for when-issued securities.

(c)	PIK — Payment In Kind. PIK rates of Hub Holdings LLC / Hub Holdings Finance, Inc. 8.875%, Infor Software Parent LLC / Infor Software Parent, Inc. 7.875%

(d)	Defaulted Security

(l)	This security is being valued using significant unobservable inputs.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Corporate Bonds	$-	$774,537	$-	(m)
Short-Term Investments	24,750	-	-
Total Assets:	$24,750	$774,537	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value. On December 31, 2017, this Portfolio did not hold any derivative instruments.

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio	157

Multi-Sector Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with prudent investment management.	Invest in a diversified portfolio of fixed income instruments of varying maturities and quality, and in derivatives designed to replicate such securities.	$841 million

Portfolio Overview

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Multi-Sector Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration (an aggregate measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of the Portfolio normally varies from three to eight years, based on the Portfolio’s forecast for interest rates. The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined to be of comparable quality (so called “junk bonds”). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets.

Market Overview

Headlines in 2017 were largely dominated by political developments, namely Donald Trump’s surprise victory in the U.S. presidential election, the U.S. Federal Reserve’s (the “Fed”) policy decisions and geopolitics. In the U.S., solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers provided an opportunity for the Fed to continue on its path towards policy normalization. As such, the Fed raised rates and unveiled details of its plan to gradually unwind its balance sheet. A perceived hawkish shift in tone from other major central banks spurred most developed market yields to rise. Still, the fundamental backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened and emerging market assets strengthened.

Portfolio Results

The Portfolio returned 8.38% for the twelve months ended December 31, 2017. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® Global Credit Hedged USD Index returned 5.89%. The Portfolio’s custom benchmark, comprised of 1/3 each: Bloomberg Barclays® Global Aggregate - Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; J.P. Morgan® EMBI Global (the “Equal Weighted Composite Index”), returned 7.28%. (These Indices are unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Morningstar® Inc., an independent mutual fund ranking agency, the average return of the Multisector Bond peer group was 6.50% for 2017.

When compared to the Equal Weighted Composite Index, the Portfolio’s corporate credit allocation benefited from strength in investment grade and high yield Financials and Utilities, given recent rallies in credit spreads. During the year, the Portfolio’s credit exposure was partially obtained through the use of credit default swaps. Tactical exposure to non-Agency mortgage-backed securities was additive to performance due to continued strength in the U.S. housing market. An overweight to taxable municipals contributed to performance. Additionally, positioning within European interest rates, partially implemented through the use of futures and option contracts, contributed to performance as rates sold off throughout the period. Currency positioning, which was partially facilitated through currency forward contracts, was neutral.

The primary detractor over the period was an underweight to investment grade and high yield industrials as spreads continued to rally. Additionally, an underweight to external emerging market credit detracted as spreads tightened.

Portfolio Manager Outlook

The following forward-looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

We expect world GDP growth to remain above-trend at 3.0%–3.5% in 2018. Easier financial conditions, resulting in buoyant risk assets and low interest rates, and fiscal stimulus in several advanced economies imply near-term tailwinds.

In the U.S., we look for above-consensus growth of 2.25%–2.75% in 2018. Tax cuts and higher federal spending are expected to boost growth. With unemployment likely to drop below 4%, we expect some upward pressure on wages and consumer prices, and core inflation to rise above 2% over the course of 2018. Under new leadership, the Fed is expected to continue tightening gradually; our baseline forecast calls for three rate hikes this year.

158	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Multi-Sector Bond Portfolio	8.38%	3.65%	6.39%
Bloomberg Barclays® Global Credit Hedged USD Index	5.89%	4.02%	5.55%
1/3 each: Bloomberg Barclays® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JP Morgan® EMBI Global	7.28%	4.40%	6.72%
Morningstar® US Insurance Fund Multisector Bond Average	6.50%	3.51%	5.60%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends.

In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower-quality securities, which may present a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may invest a portion of its assets in fixed-and floating-rate loans, including senior loans, through loan participations and assignments. Investing in loans may expose the Portfolio to additional risks, including credit risk, interest rate risk, liquidity risk, call risk, settlement risk, and risks associated with being a lender.

The Portfolio may also invest in municipal securities, which may be more sensitive to certain adverse conditions than other fixed income securities, may be or become illiquid, and may have yields which move differently and adversely compared to the yields of the overall debt securities markets.

Currently, interest rates remain at historically low levels on a relative basis, although the U.S. federal funds rate has been subject to modest increases over the course of the last two years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Multi-Sector Bond Portfolio	159

Multi-Sector Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/17

Security Description	% of Net Assets
US Treasury, Various	7.0%
Spain Letras del Tesoro, 0.01%, 1/19/18	4.1%
Italy Buoni Poliennali Del Tesoro, 4.50%, 2/1/18	3.6%
Turkey Government International Bond, Various	2.4%
Energy Future Intermediate Holding Co., LLC, 1.00%, 6/30/18	1.9%
Argentine Republic Government International Bond, Various	1.9%
Petroleos Mexicanos, Various	1.7%
Blackstone CQP Holdco LP, 6.50%, 3/20/21	1.7%
Master Asset Backed Securities Trust, Series 2006-FRE2, Class A1, 1.70%, 3/25/36	1.6%
Republic of Indonesia, Various	1.3%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

160	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Schedule of Investments

December 31, 2017

Corporate Bonds (50.6%)	Shares/ Par	Value $ (000’s)

Basic Materials (0.5%)
FMG Resources August 2006 PTY, Ltd., 9.750%, 3/1/22 144A	1,800,000	1,992
Georgia-Pacific LLC, 8.875%, 5/15/31	200,000	310
Ineos Finance PLC, 4.000%, 5/1/23 144A EUR (f)	1,500,000	1,847
Solvay Finance America LLC, 4.450%, 12/3/25 144A	200,000	212
Suzano Austria GmbH, 7.000%, 3/16/47 144A	200,000	229

Total		4,590

Communications (8.7%)
Altice Financing SA, 5.250%, 2/15/23 EUR (f)	2,800,000	3,494
Altice Financing SA, 6.625%, 2/15/23 144A	2,427,000	2,541
Altice Financing SA, 7.500%, 5/15/26 144A	1,200,000	1,278
Altice Luxembourg SA, 6.250%, 2/15/25 EUR (f)	1,500,000	1,764
Altice Luxembourg SA, 7.625%, 2/15/25 144A	1,600,000	1,532
Altice SA, 7.250%, 5/15/22 EUR (f)	4,900,000	5,956
AT&T, Inc., 3.400%, 5/15/25 (k)	1,000,000	983
AT&T, Inc., 4.900%, 8/14/37	200,000	203
AT&T, Inc., 5.300%, 8/14/58 (b)	6,200,000	6,215
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.200%, 3/15/28 (k)	1,700,000	1,683
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22 (b)	2,400,000	2,504
CommScope Technologies LLC, 5.000%, 3/15/27 144A	100,000	100
Deutsche Telekom International Finance BV, 8.750%, 6/15/30 (k)	700,000	1,035
DISH DBS Corp., 5.125%, 5/1/20 (k)	1,342,000	1,369
Koninklijke KPN NV, 5.750%, 9/17/29 GBP (f)	750,000	1,296
Qwest Corp., 7.250%, 9/15/25	500,000	536
SFR Group SA, 5.375%, 5/15/22 EUR (f)	1,800,000	2,222
SFR Group SA, 6.250%, 5/15/24 144A	2,400,000	2,406
SFR Group SA, 7.375%, 5/1/26 144A	6,000,000	6,180
SoftBank Group Corp., 4.000%, 9/19/29 EUR (f)	2,500,000	2,944
TDC A/S, 5.625%, 2/23/23 GBP (f)	100,000	157
Telenet Finance Luxembourg Notes, 3.500%, 3/1/28 144A EUR (f)	1,100,000	1,313
Time Warner Cable LLC, 5.875%, 11/15/40	300,000	325
Time Warner Cable LLC, 6.750%, 6/15/39	200,000	240
UPCB Finance IV, Ltd., 4.000%, 1/15/27 EUR (f)	350,000	445
UPCB Finance VII, Ltd., 3.625%, 6/15/29 EUR (f)	2,800,000	3,345
Verizon Communications, Inc., 3.125%, 3/16/22	200,000	203
Verizon Communications, Inc., 4.522%, 9/15/48	100,000	98
Verizon Communications, Inc., 4.672%, 3/15/55 (k)	2,150,000	2,074
Verizon Communications, Inc., 5.012%, 4/15/49 (b)	2,449,000	2,566
Verizon Communications, Inc., 5.250%, 3/16/37	200,000	220
Virgin Media Investment Holdings, Ltd., 5.125%, 1/15/25 144A GBP (f)	700,000	983
Virgin Media Secured Finance PLC, 4.875%, 1/15/27 GBP (f)	3,100,000	4,256
Virgin Media Secured Finance PLC, 5.000%, 4/15/27 144A GBP (f)	500,000	686

Corporate Bonds (50.6%)	Shares/ Par	Value $ (000’s)

Communications continued
Wind Tre SPA, 2.625%, 1/20/23 144A EUR (f)	3,000,000	3,523
Wind Tre SPA, 2.750%, 1/20/24 144A EUR (f)	600,000	708
Wind Tre SPA, 3.125%, 1/20/25 144A EUR (f)	4,200,000	4,905
Ziggo Secured Finance BV, 4.250%, 1/15/27 144A EUR (f)	500,000	623
Ziggo Secured Finance BV, 4.250%, 1/15/27 EUR (f)	200,000	249

Total		73,160

Consumer, Cyclical (4.2%)
American Airlines Pass Through Trust, Series 2011-1, Class A, 5.250%, 7/31/22	101,927	107
American Airlines Pass Through Trust, Series 2014-1, Class A, 3.700%, 4/1/28	498,420	510
Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/21	189,029	204
Continental Airlines Pass Through Trust, Series 2010, Class A, 4.750%, 7/12/22	61,074	64
CVS Pass-Through Trust, 4.704%, 1/10/36 144A	444,206	470
CVS Pass-Through Trust, 5.926%, 1/10/34 144A	758,790	865
CVS Pass-Through Trust, 7.507%, 1/10/32 144A	80,431	99
DriveTime Automotive Group, Inc., 8.000%, 6/1/21 144A	1,500,000	1,500
Ford Motor Credit Co. LLC, 4.134%, 8/4/25 (k)	800,000	827
General Motors Financial Co., Inc., 3.450%, 4/10/22	300,000	304
The Goodyear Tire & Rubber Co., 4.875%, 3/15/27	200,000	205
Hilton Worldwide Finance Corp., 4.875%, 4/1/27 (k)	700,000	732
INA-Holding Schaeffler GmbH & Co. KG, 3.750%, 9/15/26 EUR (c),(f)	4,300,000	5,520
L Brands, Inc., 6.875%, 11/1/35 (k)	2,040,000	2,060
Marks & Spencer PLC, 3.000%, 12/8/23 GBP (f)	300,000	420
Melco Resorts Finance, Ltd., 4.875%, 6/6/25 144A	700,000	708
Mitchells & Butlers Finance PLC, 0.966%, (ICE LIBOR GBP 3 Month plus 0.45%), 12/15/30 GBP (f)	1,533,510	1,905
QVC, Inc., 4.375%, 3/15/23 (k)	2,000,000	2,051
QVC, Inc., 5.450%, 8/15/34 (k)	800,000	803
Spirit Issuer PLC, 6.582%, 12/28/27 GBP (f)	1,100,000	1,565
Travis Perkins PLC, 4.375%, 9/15/21 GBP (f)	200,000	284
Travis Perkins PLC, 4.500%, 9/7/23 GBP (f)	200,000	282
The Unique Pub Finance Co. PLC, 5.659%, 6/30/27 GBP (f)	155,045	236
The Unique Pub Finance Co. PLC, 6.542%, 3/30/21 GBP (f)	640,120	933
The Unique Pub Finance Co. PLC, 7.395%, 3/28/24 GBP (f)	400,000	613
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.300%, 8/15/25	85,232	90
US Airways Pass-Through Trust, Series 2012-1, Class A, 5.900%, 4/1/26 (k)	1,090,286	1,210
The Virgin Australia 2013-1A Pass Through Trust, 5.000%, 4/23/25 144A	43,722	45
Volkswagen Group of America Finance LLC, 2.125%, 5/23/19 144A	200,000	199

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	161

Multi-Sector Bond Portfolio

Corporate Bonds (50.6%)	Shares/ Par	Value $ (000’s)

Consumer, Cyclical continued
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 3/1/25 144A	6,250,000	6,437
Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp., 5.250%, 5/15/27 144A	800,000	811
ZF North America Capital, Inc., 4.500%, 4/29/22 144A	436,000	458
ZF North America Capital, Inc., 4.750%, 4/29/25 144A	2,232,000	2,363

Total		34,880

Consumer, Non-cyclical (2.4%)
Amgen, Inc., 4.663%, 6/15/51 (k)	1,041,000	1,163
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	200,000	180
Endo Finance LLC, 5.750%, 1/15/22 144A	2,900,000	2,414
Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23 144A	3,200,000	2,496
Greene King Finance PLC, 2.596%, (ICE LIBOR GBP 3 Month plus 2.08%), 3/15/36 GBP (f)	450,000	510
Hamilton College, 4.750%, 7/1/13	100,000	103
HCA, Inc., 4.500%, 2/15/27	100,000	100
HCA, Inc., 4.750%, 5/1/23 (b)	2,655,000	2,735
HCA, Inc., 6.500%, 2/15/20 (k)	2,000,000	2,120
Mallinckrodt International Finance SA, 4.750%, 4/15/23	700,000	549
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.750%, 8/1/22 144A	400,000	363
Pfizer, Inc., 5.800%, 8/12/23	200,000	232
Tenet Healthcare Corp., 4.500%, 4/1/21	300,000	302
Teva Pharmaceutical Finance Co. BV, 2.950%, 12/18/22	120,000	108
Teva Pharmaceutical Finance Co. BV, 3.650%, 11/10/21 (k)	1,000,000	951
Teva Pharmaceutical Finance IV BV, 3.650%, 11/10/21	400,000	380
Teva Pharmaceutical Finance Netherlands III BV, 2.200%, 7/21/21	200,000	183
Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/23 (k)	2,300,000	2,003
Valeant Pharmaceuticals International, Inc., 4.500%, 5/15/23 EUR (f)	1,600,000	1,717
Valeant Pharmaceuticals International, Inc., 5.375%, 3/15/20 144A	1,400,000	1,404
Valeant Pharmaceuticals International, Inc., 9.000%, 12/15/25 144A	300,000	313

Total		20,326

Diversified (0.5%)
Co-operative Group Holdings 2011, Ltd., 6.875%, 7/8/20 GBP (e),(f)	700,000	1,040
Co-operative Group Holdings 2011, Ltd., 7.500%, 7/8/26 GBP (e),(f)	1,700,000	2,839

Total		3,879

Energy (9.8%)
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 4.250%, 12/1/27	100,000	101
Borets Finance, Ltd., 7.625%, 9/26/18 (b)	2,700,000	2,785

Corporate Bonds (50.6%)	Shares/ Par	Value $ (000’s)

Energy continued
Continental Resources, Inc., 4.375%, 1/15/28 144A	1,400,000	1,382
Dolphin Energy, Ltd., 5.500%, 12/15/21 144A	1,000,000	1,085
El Paso Natural Gas Co. LLC, 8.375%, 6/15/32	200,000	263
Energy Transfer LP, 3.600%, 2/1/23	100,000	100
Energy Transfer LP, 4.150%, 10/1/20	400,000	413
Energy Transfer LP, 4.650%, 6/1/21	200,000	210
Energy Transfer LP, 7.500%, 7/1/38	100,000	124
Ensco PLC, 5.750%, 10/1/44	200,000	137
Ensco PLC, 8.000%, 1/31/24	80,000	80
Harvest Operations Corp., 2.330%, 4/14/21 144A	2,970,000	2,879
Kinder Morgan Energy Partners LP, 6.550%, 9/15/40 (b)	2,382,000	2,783
Kinder Morgan, Inc., 7.750%, 1/15/32 (k)	1,216,000	1,570
Midcontinent Express Pipeline LLC, 6.700%, 9/15/19 144A	1,700,000	1,776
Newfield Exploration Co., 5.625%, 7/1/24 (k)	2,100,000	2,257
Novatek OAO via Novatek Finance, Ltd., 4.422%, 12/13/22 (k)	1,690,000	1,738
Novatek OAO via Novatek Finance, Ltd., 6.604%, 2/3/21 (k)	1,600,000	1,756
Odebrecht Drilling Norbe VIII/IX, Ltd., 6.350%, 12/1/21 (l)	1,133,333	1,113
Odebrecht Drilling Norbe VIII/IX, Ltd., 7.350%, 12/1/26 (l)	1,339,260	462
Odebrecht Oil & Gas Finance, Ltd., 0.000%, 2/9/18 (l)	782,000	15
Petrobras Global Finance BV, 5.999%, 1/27/28 144A	4,403,000	4,414
Petrobras Global Finance BV, 6.125%, 1/17/22 (b)	3,600,000	3,820
Petrobras Global Finance BV, 7.375%, 1/17/27 (k)	500,000	550
Petrofac, Ltd., 3.400%, 10/10/18 144A	2,510,000	2,485
Petroleos de Venezuela SA, 5.375%, 4/12/27 (k)	6,500,000	1,511
Petroleos de Venezuela SA, 5.500%, 4/12/37 (k)	4,300,000	1,021
Petroleos Mexicanos, 2.750%, 4/21/27 EUR (f)	1,100,000	1,265
Petroleos Mexicanos, 3.750%, 2/21/24 EUR (f)	400,000	520
Petroleos Mexicanos, 4.875%, 2/21/28 EUR (f)	600,000	799
Petroleos Mexicanos, 5.625%, 1/23/46 (b)	5,000,000	4,627
Petroleos Mexicanos, 6.500%, 3/13/27 144A	1,700,000	1,858
Petroleos Mexicanos, 6.500%, 6/2/41 (k)	2,000,000	2,057
Petroleos Mexicanos, 6.625%, 6/15/38 (k)	1,800,000	1,872
Petroleos Mexicanos, 6.750%, 9/21/47 (k)	1,400,000	1,461
QEP Resources, Inc., 5.625%, 3/1/26 (k)	700,000	710
QGOG Constellation SA, 9.500%, 11/9/24 (c)	200,000	134
Ras Laffan Liquefied Natural Gas Co., Ltd. III, 5.838%, 9/30/27 144A	2,300,000	2,576
Regency Energy Partners LP / Regency Energy Finance Corp., 4.500%, 11/1/23	300,000	311
Regency Energy Partners LP / Regency Energy Finance Corp., 5.000%, 10/1/22 (k)	1,100,000	1,172
Regency Energy Partners LP / Regency Energy Finance Corp., 5.750%, 9/1/20	300,000	319
Regency Energy Partners LP / Regency Energy Finance Corp., 5.875%, 3/1/22 (k)	800,000	875
Reliance Holdings USA, Inc., 4.500%, 10/19/20	300,000	314
Rio Oil Finance Trust, Series 2014-3, 9.750%, 1/6/27	505,998	546
Rockies Express Pipeline LLC, 5.625%, 4/15/20 144A	1,000,000	1,048
Rockies Express Pipeline LLC, 6.850%, 7/15/18 144A	4,200,000	4,274

The Accompanying Notes are an Integral Part of the Financial Statements.

162	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Corporate Bonds (50.6%)	Shares/ Par	Value $ (000’s)

Energy continued
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21 (k)	1,100,000	1,179
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23	100,000	110
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25 (b)	4,900,000	5,404
Sabine Pass Liquefaction LLC, 5.750%, 5/15/24 (k)	700,000	778
Sabine Pass Liquefaction LLC, 5.875%, 6/30/26	200,000	225
Tallgrass Energy Partners LP, 5.500%, 1/15/28 144A	8,400,000	8,502
Williams Partners LP, 3.600%, 3/15/22 (b)	2,500,000	2,557

Total		82,323

Financial (21.3%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.250%, 7/1/20	150,000	156
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.000%, 10/1/21 (k)	1,500,000	1,599
Alliance Data Systems Corp., 5.875%, 11/1/21 144A	2,900,000	2,972
Ally Financial, Inc., 3.250%, 2/13/18 (k)	1,500,000	1,501
Ally Financial, Inc., 3.250%, 11/5/18	100,000	100
Ally Financial, Inc., 3.500%, 1/27/19	371,000	373
Ally Financial, Inc., 3.600%, 5/21/18	100,000	100
Ally Financial, Inc., 3.750%, 11/18/19 (b)	5,290,000	5,357
Ally Financial, Inc., 4.125%, 3/30/20	537,000	548
Ally Financial, Inc., 4.250%, 4/15/21	246,000	252
Ally Financial, Inc., 4.750%, 9/10/18	100,000	101
Ally Financial, Inc., 8.000%, 12/31/18	30,000	31
Ally Financial, Inc., 8.000%, 11/1/31 (k)	1,361,000	1,769
Banco Bilbao Vizcaya Argentaria SA, 7.000%, (Euro Swap Annual 5 Year plus 6.16%), 12/29/49 EUR (f)	600,000	757
Banco Bilbao Vizcaya Argentina SA, 6.750%, 12/29/49 EUR (f)	5,000,000	6,486
Banistmo SA, 3.650%, 9/19/22 144A	200,000	197
Bank of America Corp., 3.419%, (3 Month Libor plus 1.04%), 12/20/28 144A	973,000	973
Bank of America Corp., 4.000%, 4/1/24 (k)	1,081,000	1,143
Bank of Ireland, 7.375%, (Euro Swap Annual 5 Year plus 6.96%), 12/29/49 EUR (f)	400,000	538
Barclays Bank PLC, 7.625%, 11/21/22 (k)	2,000,000	2,265
Barclays Bank PLC, 7.750%, (USD SWAP SEMI 30/360 (>2 - 10Y) 5Y plus 6.83%), 4/10/23 (b)	3,200,000	3,248
Barclays Bank PLC, 14.000%, (ICE LIBOR GBP 3 Month plus 13.40%), 11/29/49 GBP (f)	800,000	1,266
Barclays PLC, 2.375%, 10/6/23 GBP (f)	200,000	273
Barclays PLC, 3.250%, 2/12/27 GBP (f)	500,000	705
Barclays PLC, 3.650%, 3/16/25 (b)	3,100,000	3,094
Barclays PLC, 6.500%, (Euro Swap Annual 5 Year plus 5.88%), 12/29/49 EUR (f)	2,300,000	2,946
Barclays PLC, 7.000%, (GBP Swap Semi-Annual 5 Year plus 5.08%), 6/15/49 GBP (f)	800,000	1,135
Barclays PLC, 8.000%, (Euro Swap Annual 5 Year plus 6.75%), 12/15/49 EUR (f)	900,000	1,242
Blackstone CQP Holdco LP, 6.500%, 3/20/21 144A	14,200,000	14,413
Cantor Fitzgerald LP, 6.500%, 6/17/22 144A	200,000	222
Cantor Fitzgerald LP, 7.875%, 10/15/19 144A	1,500,000	1,623
CIT Group, Inc., 3.875%, 2/19/19 (k)	1,000,000	1,010
CIT Group, Inc., 5.000%, 8/15/22	272,000	288
CIT Group, Inc., 5.000%, 8/1/23	100,000	106

Corporate Bonds (50.6%)	Shares/ Par	Value $ (000’s)

Financial continued
Citigroup, Inc., 3.400%, 5/1/26 (k)	600,000	603
Cooperatieve Rabobank UA, 6.625%, 12/29/49 EUR (f)	1,000,000	1,387
Credit Agricole Assurances SA, 4.250%, (Euro Swap Annual 5 Year plus 4.50%), 12/31/49 EUR (f)	2,000,000	2,681
Credit Suisse AG, 6.500%, 8/8/23 144A	7,400,000	8,281
Credit Suisse AG, 6.500%, 8/8/23 (k)	1,700,000	1,902
Deutsche Bank AG, 4.250%, 10/14/21 (b)	4,500,000	4,693
The Doctors Co., 6.500%, 10/15/23 144A	300,000	332
Emerald Bay SA, %, 10/15/20 144A EUR (f)	3,796,000	4,202
Equinix, Inc., 2.875%, 2/1/26 EUR (f)	1,200,000	1,439
Freedom Mortgage Corp., 8.125%, 11/15/24 144A	190,000	194
The Goldman Sachs Group, Inc., 2.788%, (3 Month LIBOR plus 1.20%), 9/15/20	200,000	204
The Goldman Sachs Group, Inc., 3.232%, 2/25/21	200,000	207
The Goldman Sachs Group, Inc., 3.750%, 5/22/25 (b)	2,700,000	2,781
The Goldman Sachs Group, Inc., 3.850%, 7/8/24 (k)	1,000,000	1,037
The Goldman Sachs Group, Inc., 4.000%, 3/3/24	400,000	420
The Goldman Sachs Group, Inc., 5.750%, 1/24/22	400,000	443
HBOS PLC, 5.374%, 6/30/21 EUR (f)	600,000	842
The Howard Hughes Corp., 5.375%, 3/15/25 144A	300,000	308
HSBC Holdings PLC, 3.600%, 5/25/23 (k)	2,100,000	2,160
ING Bank NV, 5.800%, 9/25/23 144A	2,100,000	2,356
International Lease Finance Corp., 5.875%, 4/1/19 (k)	1,400,000	1,457
International Lease Finance Corp., 5.875%, 8/15/22	400,000	443
International Lease Finance Corp., 6.250%, 5/15/19	450,000	472
International Lease Finance Corp., 8.250%, 12/15/20 (b)	2,100,000	2,412
International Lease Finance Corp., 8.625%, 1/15/22	400,000	482
Intesa Sanpaolo SPA, 5.017%, 6/26/24 144A	2,700,000	2,764
Intesa Sanpaolo SPA, 6.500%, 2/24/21 144A	4,100,000	4,517
Jefferies Finance LLC / JFIN Co-Issuer Corp., 6.875%, 4/15/22 144A	800,000	810
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, 4/1/20 144A	2,000,000	2,058
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.500%, 4/15/21 144A	500,000	518
Kennedy Wilson Europe Real Estate PLC, 3.950%, 6/30/22 GBP (f)	2,700,000	3,830
Lincoln Finance, Ltd., 6.875%, 4/15/21 EUR (f)	4,000,000	5,037
Lloyds Bank PLC, Series EMTN, 7.625%, 4/22/25 GBP (f)	1,200,000	2,171
Lloyds Banking Group PLC, 7.000%, 12/29/49 GBP (f)	800,000	1,137
Macquarie Group, Ltd., 6.250%, 1/14/21 144A	300,000	329
Morgan Stanley, 2.293%, 7/22/22 (k)	1,000,000	1,008
Morgan Stanley, 4.000%, 7/23/25 (b)	3,600,000	3,768
Navient Corp., 4.875%, 6/17/19 (b)	3,648,000	3,710
Navient Corp., 5.000%, 10/26/20	100,000	101
Navient Corp., 5.875%, 3/25/21	200,000	207
Navient Corp., 6.500%, 6/15/22 (k)	1,200,000	1,259
Navient Corp., 6.625%, 7/26/21 (k)	1,100,000	1,161
Navient Corp., 7.250%, 1/25/22 (k)	400,000	429
Navient Corp., 8.000%, 3/25/20 (k)	763,000	825
NN Group NV, 4.500%, (Euribor 3 Month plus 4.00%), 7/15/49 EUR (f)	2,600,000	3,515

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	163

Multi-Sector Bond Portfolio

Corporate Bonds (50.6%)	Shares/ Par	Value $ (000’s)

Financial continued
OMEGA Healthcare Investors, Inc., 4.500%, 1/15/25	100,000	100
OMEGA Healthcare Investors, Inc., 4.950%, 4/1/24	100,000	104
OneMain Financial Holdings LLC, 6.750%, 12/15/19 144A	1,146,000	1,184
OneMain Financial Holdings LLC, 7.250%, 12/15/21 144A	530,000	551
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/22 144A	200,000	207
Peru Enhanced Pass-Through Finance, Ltd., 0.000%, 5/31/18 144A	13,448	13
Quicken Loans, Inc., 5.250%, 1/15/28 144A	1,500,000	1,481
Rio Oil Finance Trust, Series 2014-1, 9.250%, 7/6/24 144A	1,700,187	1,836
Rio Oil Finance Trust, Series 2014-1, 9.250%, 7/6/24 (k)	1,310,562	1,415
Royal Bank of Scotland Group PLC, 2.500%, 3/22/23 EUR (f)	100,000	129
Royal Bank of Scotland Group PLC, 4.800%, 4/5/26 (b)	2,800,000	3,008
Royal Bank of Scotland Group PLC, 7.500%, (USD SWAP SEMI 30/360 (>2 - 10Y) 5Y plus 5.80%), 12/29/49	200,000	212
Santander UK Group Holdings PLC, 3.125%, 1/8/21 (k)	2,100,000	2,120
Santander UK Group Holdings PLC, 6.750%, (GBP Swap Semi-Annual 5 Year plus 5.79%), 12/31/99 GBP (f)	1,390,000	2,048
Sberbank of Russia Via SB Capital SA, 3.080%, 3/7/19 EUR (f)	1,400,000	1,723
SL Green Realty Corp., 5.000%, 8/15/18 (k)	1,100,000	1,113
Societe Generale SA, 8.250%, (USD 5 Year Swap Rate plus 6.39%), 9/29/49	200,000	209
Springleaf Finance Corp., 5.250%, 12/15/19	311,000	320
Springleaf Finance Corp., 6.000%, 6/1/20 (k)	418,000	433
Springleaf Finance Corp., 6.125%, 5/15/22 (b)	2,900,000	3,009
Springleaf Finance Corp., 8.250%, 12/15/20	206,000	227
Tesco Property Finance 2 PLC, 6.051%, 10/13/39 GBP (f)	1,138,804	1,856
Tesco Property Finance 3 PLC, 5.744%, 4/13/40 GBP (f)	97,529	156
Tesco Property Finance 6 PLC, 5.411%, 7/13/44 GBP (f)	2,733,666	4,263
UBS AG, 4.750%, (USD 5 Year Swap Rate plus 3.77%), 5/22/23 (k)	2,300,000	2,316
UBS AG, 7.625%, 8/17/22 (b)	4,400,000	5,140
UBS Group Funding AG, 4.125%, 9/24/25 144A	700,000	734
UniCredit SPA, 3.750%, 4/12/22 144A	200,000	203
VEREIT Operating Partnership LP, 4.125%, 6/1/21	100,000	104
VIVAT NV, 2.375%, 5/17/24 EUR (f)	500,000	594
Vonovia Finance BV, 5.000%, 10/2/23 144A	300,000	318
Weyerhaeuser Co., 7.375%, 10/1/19	400,000	433
Weyerhaeuser Co., 7.375%, 3/15/32 (k)	1,500,000	2,071

Total		179,311

Industrial (1.7%)
Asciano Finance, Ltd., 4.625%, 9/23/20 144A	500,000	517
Asciano Finance, Ltd., 5.000%, 4/7/18 144A	800,000	805

Corporate Bonds (50.6%)	Shares/ Par	Value $ (000’s)

Industrial continued
Aviation Capital Group Corp., 4.625%, 1/31/18 144A	1,900,000	1,904
Cemex SAB de CV, 4.375%, 3/5/23 144A EUR (f)	1,400,000	1,772
Crown European Holdings SA, 3.375%, 5/15/25 144A EUR (f)	500,000	627
DAE Funding LLC, 4.000%, 8/1/20 144A	2,920,000	2,949
Flex, Ltd., 4.625%, 2/15/20	200,000	206
Fortress Transportation & Infrastructure, 6.750%, 3/15/22 144A	700,000	725
Lima Metro Line 2 Finance, Ltd., 5.875%, 7/5/34 144A	600,000	648
Park Aerospace Holdings, Ltd., 4.500%, 3/15/23 144A	3,800,000	3,629
Park Aerospace Holdings, Ltd., 5.500%, 2/15/24 144A	400,000	397

Total		14,179

Technology (0.4%)
Dell International LLC / EMC Corp, 5.450%, 6/15/23 144A	1,400,000	1,513
Dell International LLC / EMC Corp, 8.100%, 7/15/36 144A	300,000	378
Fidelity National Information Services, Inc., 4.500%, 10/15/22	395,000	423
Pitney Bowes, Inc., 3.625%, 9/15/20	100,000	99
Quintiles IMS, Inc., 3.250%, 3/15/25 144A EUR (f)	500,000	619

Total		3,032

Telecommunications (0.0%)
Sprint Communications, Inc., 7.000%, 8/15/20	110,000	117

Total		117

Utilities (1.1%)
Calpine Corp., 5.250%, 6/1/26 144A	650,000	637
Centrais Electricas Brasileiras SA, 6.875%, 7/30/19 (k)	700,000	732
Dynegy, Inc., 7.375%, 11/1/22 (b)	2,500,000	2,637
Dynegy, Inc., 7.625%, 11/1/24 (k)	875,000	938
Dynegy, Inc., 8.000%, 1/15/25 144A	100,000	108
Dynegy, Inc., 8.125%, 1/30/26 144A	700,000	765
Exelon Generation Co. LLC, 4.250%, 6/15/22	500,000	525
FirstEnergy Corp., 7.375%, 11/15/31 (k)	600,000	809
Nakilat, Inc., 6.067%, 12/31/33 (k)	1,100,000	1,282
Nakilat, Inc., 6.267%, 12/31/33 144A	573,554	665
National Fuel Gas Co., 5.200%, 7/15/25	300,000	322
Puget Energy, Inc., 5.625%, 7/15/22	200,000	221

Total		9,641

Total Corporate Bonds (Cost: $414,779)		425,438

Governments (32.8%)

Governments (32.8%)
Argentina Treasury Bill, 0.010%, 6/15/18	400,000	394
Argentina Treasury Bill, 0.010%, 9/14/18 ARS (f)	18,920,000	859
Argentina Treasury Bill, 0.010%, 11/16/18	500,000	485
Argentine Republic, 0.000%, 9/28/18 (b)	3,800,000	3,706
Argentine Republic, 0.010%, 3/16/18 (k)	1,400,000	1,391
Argentine Republic, 0.010%, 5/11/18	500,000	494
Argentine Republic, 0.010%, 5/24/18	400,000	395

The Accompanying Notes are an Integral Part of the Financial Statements.

164	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Governments (32.8%)	Shares/ Par	Value $ (000’s)

Governments continued
Argentine Republic, 0.010%, 10/26/18 (k)	900,000	875
Argentine Republic, 0.010%, 10/12/18 (k)	800,000	779
Argentine Republic, 7.820%, 12/31/33 EUR (f)	4,953,973	6,944
Argentine Republic Government International Bond, 3.375%, 1/15/23 EUR (f)	950,000	1,162
Argentine Republic Government International Bond, 3.875%, 1/15/22 EUR (f)	600,000	758
Argentine Republic Government International Bond, 5.000%, 1/15/27 EUR (f)	4,900,000	6,092
Argentine Republic Government International Bond, 5.250%, 1/15/28 EUR (f)	950,000	1,185
Autonomous Community of Catalonia, 4.750%, 6/4/18 EUR (f)	4,550,000	5,529
Autonomous Community of Catalonia, 4.900%, 9/15/21 EUR (f)	700,000	886
Autonomous Community of Catalonia, 4.950%, 2/11/20 EUR (f)	200,000	253
Columbia Government International Bond, 5.000%, 6/15/45(b)	6,000,000	6,345
Commonwealth of Australia, 4.250%, 4/21/26 AUD (f)	2,400,000	2,104
Dominican Republic, 6.850%, 1/27/45 (k)	900,000	1,010
Dominican Republic, 6.875%, 1/29/26	500,000	570
Dominican Republic, 7.450%, 4/30/44	400,000	477
Ecuador Government International Bond, 9.650%, 12/13/26 144A	600,000	689
Ecuador Government International Bond, 10.750%, 3/28/22 (k)	1,300,000	1,519
Egypt Government International Bond, 8.500%, 1/31/47 144A	1,100,000	1,263
Export-Import Bank of India, 3.375%, 8/5/26 144A	600,000	589
Gazprom Neft OAO Via GPN Capital SA, 6.000%, 11/27/23(b)	3,000,000	3,313
Hellenic Republic Treasury Bill, 0.010%, 3/9/18 EUR (f)	3,400,000	4,067
Hellenic Republic Treasury Bill, 0.010%, 3/16/18 EUR (f)	1,900,000	2,272
Hellenic Republic Treasury Bill, 0.010%, 6/8/18 EUR (f)	1,800,000	2,143
Indonesia Government International Bond, 3.375%, 7/30/25 EUR (f)	100,000	136
Indonesia Government International Bond, 3.750%, 6/14/28 EUR (f)	3,600,000	4,978
Indonesia Government International Bond, 5.125%, 1/15/45(k)	700,000	774
Italy Buoni Poliennali Del Tesoro, 4.500%, 2/1/18 EUR (f)	25,000,000	30,112
Japan Treasury Discount Bill, 0.010%, 1/29/18 JPY (f)	70,000,000	621
Mexico Government International Bond, 4.600%, 1/23/46 (b)	4,700,000	4,634
Mexico Government International Bond, 4.750%, 3/8/44 (k)	600,000	607
Nigeria Government International Bond, 7.875%, 2/16/32 144A	200,000	226

Governments (32.8%)	Shares/ Par	Value $ (000’s)

Governments continued
Oman Government International Bond, 6.500%, 3/8/47 (k)	1,800,000	1,803
Panama Government International Bond, 6.700%, 1/26/36 (b)	1,900,000	2,529
Panama Government International Bond, 8.125%, 4/28/34	100,000	139
Perusahaan Penerbit SBSN Indonesia III, 3.400%, 3/29/22 144A	600,000	608
Province of Ontario Canada, 2.400%, 6/2/26 CAD (f)	2,800,000	2,198
Province of Ontario Canada, 2.600%, 6/2/25 CAD (f)	600,000	480
Province of Quebec Canada, 2.750%, 9/1/25 CAD (f)	3,000,000	2,426
Republic of Costa Rica, 7.000%, 4/4/44(k)	700,000	723
Republic of Costa Rica, 7.158%, 3/12/45	500,000	525
Republic of Croatia, 6.625%, 7/14/20(b)	5,000,000	5,445
Republic of Ecuador, 8.875%, 10/23/27 144A	900,000	990
Republic of Ghana, 9.250%, 9/15/22	200,000	227
Republic of Indonesia, 3.375%, 7/30/25 144A EUR (f)	3,300,000	4,469
Republic of Indonesia, 3.750%, 6/14/28 144A EUR (f)	1,900,000	2,627
Republic of Indonesia, 6.750%, 1/15/44 (b)	2,900,000	3,854
Republic of Kazakhstan, 5.125%, 7/21/25 (b)	5,200,000	5,790
Republic of Kazakhstan, 6.500%, 7/21/45 (k)	1,100,000	1,411
Republic of South Africa Government International Bond, 5.875%, 9/16/25	500,000	544
The Republic of Trinidad & Tobago, 4.500%, 8/4/26	400,000	409
Republic of Venezuela, 9.250%, 5/7/28	1,241,000	251
Romania, 2.375%, 4/19/27 EUR (f)	1,600,000	1,967
Russian Federation, 5.625%, 4/4/42 (k)	2,000,000	2,240
Saudi Government International Bond, 2.875%, 3/4/23 144A	600,000	590
Senegal Government International Bond, 6.250%, 5/23/33 144A	400,000	422
Spain Letras del Tesoro, 0.010%, 1/19/18 EUR (f)	28,400,000	34,085
Turkey Government International Bond, 4.875%, 10/9/26 (b)	4,000,000	3,945
Turkey Government International Bond, 5.125%, 3/25/22 (b)	12,600,000	13,060
Turkey Government International Bond, 5.750%, 5/11/47	300,000	293
Turkey Government International Bond, 5.750%, 3/22/24 (b)	2,400,000	2,540
Ukraine Government International Bond, 7.375%, 9/25/32 144A	600,000	590
Ukraine Government International Bond, 7.750%, 9/1/19 (b)	3,100,000	3,255
Ukraine Government International Bond, 7.750%, 9/1/20 (b)	4,400,000	4,659
United Kingdom Treasury Bill, 0.010%, 1/15/18 GBP (f)	6,200,000	8,370
Uruguay Government International Bond, 5.100%, 6/18/50 (k)	2,100,000	2,331
US Treasury, 2.000%, 5/31/24 (b)	50,500,000	49,546
US Treasury, 2.250%, 2/15/27 (b)	150,000	148
US Treasury, 2.750%, 2/15/24 (b)	8,700,000	8,927

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	165

Multi-Sector Bond Portfolio

Governments (32.8%)	Shares/ $ Par	Value $ (000’s)

Governments continued
Venezuela Government International Bond, 6.000%, 12/9/20	32,000	7
Venezuela Government International Bond, 7.000%, 3/31/38	204,000	42
Venezuela Government International Bond, 7.650%, 4/21/25	1,955,000	391
Venezuela Government International Bond, 8.250%, 10/13/24	356,000	71
Venezuela Government International Bond, 9.000%, 5/7/23	32,000	7
Venezuela Government International Bond, 9.375%, 1/13/34	1,400,000	284

Total Governments (Cost: $269,563)		275,854

Municipal Bonds (1.5%)

Municipal Bonds (1.5%)
Alameda County Joint Powers Authority, 7.046%, 12/1/44 RB	100,000	151
American Municipal Power, Inc., Series 2010B, 7.834%, 2/15/41 RB	100,000	156
Bay Area Toll Authority, California, Series 2010, 6.918%, 4/1/40 RB	200,000	289
City of Chicago, 7.750%, 1/1/42 GO (k)	1,300,000	1,444
City of Riverside CA Electric Revenue, 7.605%, 10/1/40 RB	200,000	304
Indiana Finance Authority, Series 2009-B, 6.596%, 2/1/39 RB	300,000	425
Irvine Ranch California Water District, 6.622%, 5/1/40 RB	100,000	139
Los Angeles County California Public Works Financing Authority, 7.618%, 8/1/40 RB	200,000	311
Metropolitan Government of Nashville & Davidson County Tennessee, 6.568%, 7/1/37 RB	100,000	135
Municipal Electric Authority of Georgia, 6.655%, 4/1/57 RB	100,000	126
New York City Transitional Finance Authority, 5.508%, 8/1/37 RB	300,000	382
New York State Urban Development Corp., 5.770%, 3/15/39 RB	100,000	122
Port Authority of New York & New Jersey, 5.647%, 11/1/40 RB, GO OF AUTH (k)	1,100,000	1,443
Port Authority of New York & New Jersey, Series 168, 4.926%, 10/1/51 RB, GO OF AUTH	200,000	247
Regents of the University of California Medical Center Pooled Revenue, 6.548%, 5/15/48 RB	100,000	142
San Diego County Regional Airport Authority, Series C, 6.628%, 7/1/40 RB	100,000	110
San Diego Redevelopment Agency, Series A, 7.625%, 9/1/30 RB	100,000	114
State of California, 7.950%, 3/1/36 GO (k)	900,000	1,005
State of Illinois, 6.630%, 2/1/35 GO	245,000	272
State of Illinois, 6.725%, 4/1/35 GO	95,000	105
State of Illinois, 7.350%, 7/1/35 GO	200,000	231

Municipal Bonds (1.5%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds continued
Texas Public Finance Authority, 8.250%, 7/1/24 RB	200,000	209
Tobacco Settlement Finance Authority of West Virginia, Series A, 7.467%, 6/1/47 RB (k)	1,110,000	1,079
Tobacco Settlement Financing Corp., Series 2007A, 6.706%, 6/1/46 RB (b)	3,340,000	3,012
Triborough Bridge & Tunnel Authority, 5.550%, 11/15/40 RB, GO OF AUTH (k)	800,000	1,015

Total Municipal Bonds (Cost: $10,463)		12,968

Structured Products (8.3%)

Asset Backed Securities (6.3%)
Accredited Mortgage Loan Trust, Series 2005-3, Class M3, 1.810%, (ICE LIBOR USD 1 Month plus 0.48%), 9/25/35	50,000	48
ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4, Class M1, 2.452%, (ICE LIBOR USD 1 Month plus 0.90%), 12/25/34	89,592	85
ACE Securities Corp. Home Equity loan Trust, Series 2004-RM2, Class M2, 2.347%, (ICE LIBOR USD 1 Month plus 0.80%), 1/25/35	60,154	60
ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE4, Class M4, 2.527%, (ICE LIBOR USD 1 Month plus 0.98%), 7/25/35	100,000	101
ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM1, Class A2C, 1.702%, (ICE LIBOR USD 1 Month plus 0.15%), 7/25/36(b)	8,249,998	2,921
Aegis Asset Backed Securities Trust, Series 2004-6, Class M2, 2.552%, (ICE LIBOR USD 1 Month plus 1.00%), (AFC), 3/25/35	199,437	185
Aircraft Certificate Owner Trust, Series 2003-1A, Class E, 7.001%, 9/20/22 144A (l)	96,331	102
Ameriquest Mortgage Securities, Inc., Series 2004-R5, Class M1, 2.422%, (ICE LIBOR USD 1 Month plus 0.87%), 7/25/34	45,880	46
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE4, Class M1, 2.722%, (ICE LIBOR USD 1 Month plus 1.25%), 8/15/33	35,112	35
Asset Backed Securities Corp. Home Equity Loan Trust, Series WMC 2005-HE5, Class M4, 2.452%, (ICE LIBOR USD 1 Month plus 0.90%), 6/25/35	200,000	198
Bayview Opportunity Master Fund IIIb Trust, Series 2017-RN2, Class A1, 3.475%, (AFC), 4/28/32 144A	74,117	74
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE11, Class M1, 1.973%, (ICE LIBOR USD 1 Month plus 0.65%), 11/25/35	33,040	33
Bear Stearns Asset Backed Securities I Trust, Series 2005-SD3, Class 1A, 2.042%, (ICE LIBOR USD 1 Month plus 0.49%), 7/25/35	26,152	26
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE10, Class 1A2, 1.752%, (ICE LIBOR USD 1 Month plus 0.20%), 12/25/36	53,695	53
Bear Stearns Asset Backed Securities I Trust, Series 2007-AQ1, Class A1, 1.662%, (ICE LIBOR USD 1 Month plus 0.11%), 4/25/31	11,188	14

The Accompanying Notes are an Integral Part of the Financial Statements.

166	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Structured Products (8.3%)	Shares/ $ Par	Value $ (000’s)

Asset Backed Securities continued
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE3, Class 1A2, 1.752%, (ICE LIBOR USD 1 Month plus 0.20%), 4/25/37	194,000	235
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE6, Class 1A1, 2.802%, (ICE LIBOR USD 1 Month plus 1.25%), 8/25/37	272,302	269
Citi Held For Asset Issuance, Series 2016-PM1, Class A, 4.650%, 4/15/25 144A	159,798	160
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class M2, 2.272%, (ICE LIBOR USD 1 Month plus 0.72%), 9/25/35	145,314	146
Citigroup Mortgage Loan Trust, Series 2007-AHL1, Class A2C, 1.762%, (ICE LIBOR USD 1 Month plus 0.21%), 12/25/36	100,000	92
Countrywide Asset-Backed Certificates, Series 2004-9, Class MV4, 3.127%, (ICE LIBOR USD 1 Month plus 1.58%), 11/25/34	100,000	87
Countrywide Asset-Backed Certificates, Series 2004-AB2, Class M1, 2.332%, (ICE LIBOR USD 1 Month plus 0.78%), 5/25/36	141,819	142
Countrywide Asset-Backed Certificates, Series 2005-4, Class AF6, 4.740%, (AFC), 10/25/35	11,981	12
Countrywide Asset-Backed Certificates, Series 2005-AB, Class 2A4, 1.902%, (ICE LIBOR USD 1 Month plus 0.35%), 3/25/36	95,365	86
Countrywide Asset-Backed Certificates, Series 2006-1, Class AF5, 4.764%, (AFC), 7/25/36 (e)	100,000	83
Countrywide Asset-Backed Certificates, Series 2006-23, Class 2A3, 1.722%, (ICE LIBOR USD 1 Month plus 0.17%), 5/25/37	142,278	141
Countrywide Asset-Backed Certificates, Series 2006-26, Class 1A, 1.692%, (ICE LIBOR USD 1 Month plus 0.14%), 6/25/37 (k)	704,652	638
Countrywide Asset-Backed Certificates, Series 2006-4, Class 2A3, 1.842%, (ICE LIBOR USD 1 Month plus 0.29%), 7/25/36	75,645	74
Countrywide Asset-Backed Certificates, Series 2006-5, Class 2A3, 1.842%, (ICE LIBOR USD 1 Month plus 0.29%), 8/25/36	127,938	125
Countrywide Asset-Backed Certificates, Series 2006-BC3, Class M2, 1.872%, (ICE LIBOR USD 1 Month plus 0.32%), 2/25/37 (k)	900,000	613
Countrywide Asset-Backed Certificates, Series 2007-1, Class 2A3, 1.692%, (ICE LIBOR USD 1 Month plus 0.14%), 7/25/37	54,904	48
Countrywide Asset-Backed Certificates, Series 2007-13, Class 1A, 2.392%, (ICE LIBOR USD 1 Month plus 0.84%), 10/25/47 (b)	3,125,717	3,084
Countrywide Asset-Backed Certificates, Series 2007-9, Class 1A, 1.752%, (ICE LIBOR USD 1 Month plus 0.20%), 6/25/47 (k)	1,246,036	1,041
Countrywide Asset-Backed Certificates, Series 2007-SEA1, Class 1A1, 2.102%, (ICE LIBOR USD 1 Month plus 0.55%), (AFC), 5/25/47 144A	2,911,623	2,038

Structured Products (8.3%)	Shares/ Par	Value $ (000’s)

Asset Backed Securities continued
Credit Suisse First Boston Mortgage Securities Corp., Series 01-HE17, Class A1, 2.172%, (ICE LIBOR USD 1 Month plus 0.62%), 1/25/32	6,387	6
Ellington Loan Acquisition Trust, Series 2007-2, Class A1, 2.602%, (ICE LIBOR USD 1 Month plus 1.05%), 5/25/37 144A	438,138	417
Enterprise Inns PLC, 6.875%, 5/9/25 GBP (f)	1,600,000	2,383
First Franklin Mortgage Loan Trust, Series 2005-FF12, Class A2B, 1.812%, (ICE LIBOR USD 1 Month plus 0.26%), 11/25/36	145,912	146
First Franklin Mortgage Loan Trust, Series 2006-FF10, Class A4, 1.702%, (ICE LIBOR USD 1 Month plus 0.15%), 7/25/36	16,997	17
First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4, 1.692%, (ICE LIBOR USD 1 Month plus 0.14%), 9/25/36	94,804	94
First Franklin Mortgage Loan Trust, Series 2006-FF5, Class 2A504/25/36	200,000	170
Fremont Home Loan Trust, Series 2005-02, Class M4, 2.482%, (ICE LIBOR USD 1 Month plus 0.93%), 6/25/35	300,000	281
GSAA Home Equity Trust, Series 2006-17, Class A1, 1.612%, (ICE LIBOR USD 1 Month plus 0.06%), 11/25/36	68,545	35
GSAMP Trust, Series 2004-WF, Class M2, 3.202%, (ICE LIBOR USD 1 Month plus 1.65%), 10/25/34	74,829	73
GSAMP Trust, Series 2007-FM2, Class A2B, 1.642%, (ICE LIBOR USD 1 Month plus 0.09%), 1/25/37	230,562	147
GSAMP Trust, Series 2007-NC1, Class A2A, 1.602%, (ICE LIBOR USD 1 Month plus 0.05%), 12/25/46	18,176	11
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV4, 1.892%, (ICE LIBOR USD 1 Month plus 0.34%), 4/25/37	500,000	385
Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-B, Class 2A2, 1.712%, (ICE LIBOR USD 1 Month plus 0.16%), 7/25/37	439,237	296
HSI Asset Securitization Corp. Trust, Series 2005-I1, Class 2A4, 1.942%, (ICE LIBOR USD 1 Month plus 0.39%), 11/25/35	300,000	286
Lehman XS Trust, Series 2005-4, Class 1A3, 2.352%, (ICE LIBOR USD 1 Month plus 0.80%), 10/25/35	22,211	22
Lendmark Funding Trust, Series 2016-A2, Class A, 3.260%, 4/21/25 144A	400,000	402
Long Beach Mortgage Loan Trust, Series 2006-1, Class 2A4, 1.852%, (ICE LIBOR USD 1 Month plus 0.30%), 2/25/36	86,292	61
Long Beach Mortgage Loan Trust, Series 2006-3, Class 2A4, 1.822%, (ICE LIBOR USD 1 Month plus 0.27%), 5/25/46	367,641	174
Long Beach Mortgage Loan Trust, Series 2006-4, Class 1A, 1.702%, (ICE LIBOR USD 1 Month plus 0.15%), 5/25/36(k)	1,725,618	1,213
Mastr Asset Backed Securities Trust, Series 2004-WMC2, Class M1, 2.229%, (ICE LIBOR USD 1 Month plus 0.90%), 4/25/34	197,229	195

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	167

Multi-Sector Bond Portfolio

Structured Products (8.3%)	Shares/ Par	Value $ (000’s)

Asset Backed Securities continued
Mastr Asset Backed Securities Trust, Series 2006-FRE2, Class A1, 1.702%, (ICE LIBOR USD 1 Month plus 0.15%), 3/25/36 (b)	16,330,255	13,309
Mastr Asset Backed Securities Trust, Series 2006-HE3, Class A2, 1.652%, (ICE LIBOR USD 1 Month plus 0.10%), 8/25/36 (k)	2,458,493	1,162
Mastr Asset Backed Securities Trust, Series 2006-WMC4, Class A5, 1.702%, (ICE LIBOR USD 1 Month plus 0.15%), 10/25/36	1,056,752	479
Merrill Lynch Mortgage Investors Trust, Series 2007-SD1, Class A1, 2.002%, (ICE LIBOR USD 1 Month plus 0.45%), 2/25/47 (k)	1,107,414	837
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE7, Class A2C, 1.872%, (ICE LIBOR USD 1 Month plus 0.32%), 11/25/35	9,515	9
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class A2MZ, 2.132%, (ICE LIBOR USD 1 Month plus 0.58%), 1/25/35 (k)	784,058	781
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class M2, 2.257%, (ICE LIBOR USD 1 Month plus 0.71%), 1/25/35	162,120	156
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC5, Class M5, 2.542%, (ICE LIBOR USD 1 Month plus 0.99%), 6/25/35	300,000	303
Morgan Stanley ABS Capital I, Inc., Series 2006-HE7, Class A2C, 1.712%, (ICE LIBOR USD 1 Month plus 0.16%), 9/25/36	81,463	51
Morgan Stanley ABS Capital I, Inc., Series 2006-HE8, Class A2C, 1.692%, (ICE LIBOR USD 1 Month plus 0.14%), 10/25/36	75,978	44
Morgan Stanley ABS Capital I, Inc., Series 2007-HE5, Class A2C, 1.802%, (ICE LIBOR USD 1 Month plus 0.25%), 3/25/37	74,541	40
Morgan Stanley Dean Witter Capital I, Inc., Series 2002-HE1, Class M1, 2.452%, (ICE LIBOR USD 1 Month plus 0.90%), 7/25/32	8,708	9
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC1, Class M1, 3.127%, (ICE LIBOR USD 1 Month plus 1.58%), 11/25/32	111,245	111
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC2, Class M1, 2.902%, (ICE LIBOR USD 1 Month plus 1.35%), 2/25/33	42,584	42
NovaStar Mortgage Funding Trust, Series 2007-2, Class A2B, 1.712%, (ICE LIBOR USD 1 Month plus 0.16%), (AFC), 9/25/37(k)	846,306	812
OneMain Financial Issuance Trust, Series 2016-2A, Class A, 4.100%, 3/20/28 144A	1,000,000	1,013
Park Place Securities, Inc. Asset-Backed Pass Through Certificates, Series 2005 -WCW2, Class M1, 2.302%, (ICE LIBOR USD 1 Month plus 0.75%), 7/25/35	48,108	48
People’s Choice Home Loan Securities Trust, Series 2005-3, Class M2, 2.123%, (ICE LIBOR USD 1 Month plus 0.80%), (AFC), 8/25/35	216,502	213
RAC Bond Co. PLC, 4.870%, 5/6/46 GBP (f)	900,000	1,337

Structured Products (8.3%)	Shares/ $ Par	Value $ (000’s)

Asset Backed Securities continued
Residential Asset Mortgage Products, Inc., Series 2005-EFC4, Class M3, 2.032%, (ICE LIBOR USD 1 Month plus 0.48%), (AFC), 9/25/35	300,000	300
Residential Asset Mortgage Products, Inc., Series 2006-NC2, Class A2, 1.742%, (ICE LIBOR USD 1 Month plus 0.19%), (AFC), 2/25/36	5,474	5
Residential Asset Mortgage Products, Inc., Series 2007-RP4, Class A, 1.902%, (ICE LIBOR USD 1 Month plus 0.35%), (AFC), 11/25/46 144A	329,953	297
Residential Asset Securities Corp., Series 2006-EMX1, Class M1, 1.962%, (ICE LIBOR USD 1 Month plus 0.41%), (AFC), 1/25/36	179,248	178
Residential Asset Securities Corp., Series 2007-KS1, Class A3, 1.702%, (ICE LIBOR USD 1 Month plus 0.15%), (AFC), 1/25/37	264,037	257
Residential Asset Securities Corp., Series 2007-KS3, Class AI4, 1.892%, (ICE LIBOR USD 1 Month plus 0.34%), (AFC), 4/25/37(k)	1,600,000	1,348
Saxon Asset Securities Trust, Series 2006-1, Class M1, 2.017%, (ICE LIBOR USD 1 Month plus 0.47%), (AFC), 3/25/36	400,000	350
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR4, Class M2, 2.512%, (ICE LIBOR USD 1 Month plus 0.96%), 1/25/36	122,327	85
SLM Private Education Loan Trust, Series 2010-A, Class 1A, 4.200%, (Prime Rate by County United States less 0.05%), 5/16/44 144A	21,126	21
SLM Private Education Loan Trust, Series 2011-B, Class A3, 3.727%, (ICE LIBOR USD 1 Month plus 2.25%), 6/16/42 144A	100,000	104
Soundview Home Loan Trust, Series 2005-3, Class M3, 2.377%, (ICE LIBOR USD 1 Month plus 0.83%), 6/25/35	163,542	162
Soundview Home Loan Trust, Series 2006-2, Class M2, 1.902%, (ICE LIBOR USD 1 Month plus 0.35%), 3/25/36	400,000	379
Soundview Home Loan Trust, Series 2006-3, Class A3, 1.712%, (ICE LIBOR USD 1 Month plus 0.16%), 11/25/36	328,510	318
Soundview Home Loan Trust, Series 2006-OPT2, Class A4, 1.832%, (ICE LIBOR USD 1 Month plus 0.28%), 5/25/36	200,000	190
Soundview Home Loan Trust, Series 2006-OPT3, Class M1, 1.862%, (ICE LIBOR USD 1 Month plus 0.31%), 6/25/36(b)	7,088,368	3,757
Specialty Underwriting & Residential Finance Trust, Series 2005-BC2, Class M3, 2.527%, (ICE LIBOR USD 1 Month plus 0.98%), 12/25/35	400,372	399
Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1, 2.527%, (ICE LIBOR USD 1 Month plus 0.98%), 10/25/33	290,474	289
Structured Asset Investment Loan Trust, Series 2005-5, 2.242%, (ICE LIBOR USD 1 Month plus 0.69%), 6/25/35	46,559	47

The Accompanying Notes are an Integral Part of the Financial Statements.

168	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Structured Products (8.3%)	Shares/ $ Par	Value $ (000’s)

Asset Backed Securities continued
Structured Asset Investment Loan Trust, Series 2005-7, Class M2, 2.317%, (ICE LIBOR USD 1 Month plus 0.77%), 8/25/35	500,000	475
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A3, 1.702%, (ICE LIBOR USD 1 Month plus 0.15%), 9/25/36	41,061	39
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2001-WF1, Class A 6, 1.762%, (ICE LIBOR USD 1 Month plus 0.21%), 2/25/37	150,125	142
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A 4, 1.722%, (ICE LIBOR USD 1 Month plus 0.17%), 12/25/36	518,933	502
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL2, Class M1, 1.922%, (ICE LIBOR USD 1 Month plus 0.37%), 4/25/36 144A	95,802	89
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-BC3, Class 2 A2, 1.692%, (ICE LIBOR USD 1 Month plus 0.14%), 5/25/47	17,888	18
Truman Capital Mortgage Loan Trust, Series 2006-1, Class A, 1.812%, (ICE LIBOR USD 1 Month plus 0.26%), 3/25/36 144A	1,839,304	1,802
Vericrest Opportunity Loan Transferee, Series 2015-NP14, Class A1, 4.375%, (AFC), 11/27/45 144A (e)	554,617	556
Vericrest Opportunity Loan Transferee, Series 2017-NPL4, Class A1, 3.375%, (AFC), 4/25/47 144A (e)	220,789	222
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 1A, 1.702%, (ICE LIBOR USD 1 Month plus 0.15%), 1/25/37	211,172	168

Total		53,164

Mortgage Securities (2.0%)
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 3.152%, (ICE LIBOR USD 6 Month plus 1.50%), (AFC), 9/25/45	3,728	4
Banc of America Funding Trust, Series 2005-H, Class 5A1, 3.745%, (CSTR), 11/20/35	178,583	167
Banc of America Funding Trust, Series 2006-J, Class 4A1, 3.830%, (CSTR), 1/20/47	90,901	87
Banc of America Funding Trust, Series 2007-6, Class A1, 1.842%, (ICE LIBOR USD 1 Month plus 0.29%), 7/25/37	97,028	93
Banc of America Funding Trust, Series 2007-D, Class 14A, 1.731%, (ICE LIBOR USD 1 Month plus 0.23%), 6/20/47	34,757	35
Barclays Capital LLC, Series 2009-RR14, Class 2A2, 3.721%, (CSTR), 7/26/36 144A	47,928	40
Barclays Capital LLC, Series 2009-RR5, Class 3A3, 5.954%, (CSTR), 8/26/36 144A	3,169,939	2,329
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A, 3.789%, (CSTR), 7/25/34	11,654	12
Bear Stearns ALT-A Trust, Series 2006-6, Class 2A1, 3.506%, (CSTR), 11/25/36	228,286	208
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3, 6.000%, 9/25/37	6,669	7
Citigroup Mortgage Loan Trust, Series 2007-10, Class 22AA, 3.674%, (CSTR), 9/25/37	20,650	19

Structured Products (8.3%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Citigroup Mortgage Loan Trust, Series 2007-10, Class 2A3A, 3.830%, (CSTR), 9/25/37	99,942	95
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5A1, 5.750%, 1/25/35	30,583	31
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, 1.831%, (ICE LIBOR USD 1 Month plus 0.33%), 11/20/35	9,469	9
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1, 2.543%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.48%), 1/25/36	25,711	25
Countrywide Alternative Loan Trust, Series 2005-79CB, Class A3, 5.500%, 1/25/36	301,257	256
Countrywide Alternative Loan Trust, Series 2005-J1, Class 3A1, 6.500%, 8/25/32	15,834	16
Countrywide Alternative Loan Trust, Series 2006-0A12, Class A1B, 1.691%, (ICE LIBOR USD 1 Month plus 0.19%), 9/20/46	31,323	26
Countrywide Alternative Loan Trust, Series 2006-0A17, Class 1A1A, 1.696%, (ICE LIBOR USD 1 Month plus 0.20%), 12/20/46	47,745	40
Countrywide Alternative Loan Trust, Series 2006-0A9, Class 2A1A, 1.711%, (ICE LIBOR USD 1 Month plus 0.21%), 7/20/46	14,314	10
Countrywide Alternative Loan Trust, Series 2006-45T1, Class 1A13, 6.000%, 2/25/37	162,018	112
Countrywide Alternative Loan Trust, Series 2006-5T2, Class A1, 2.052%, (ICE LIBOR USD 1 Month plus 0.50%), 4/25/36	619,843	364
Countrywide Alternative Loan Trust, Series 2006-HY10, Class 2A1, 3.398%, (CSTR), 5/25/36	21,068	18
Countrywide Alternative Loan Trust, Series 2006-OA2, Class A1, 1.711%, (ICE LIBOR USD 1 Month plus 0.21%), 5/20/46	581,017	488
Countrywide Alternative Loan Trust, Series 2006-OA6, Class 2A, 2.902%, (CSTR), 7/25/46	600	1
Countrywide Alternative Loan Trust, Series 2006-OC9, Class A2A, 1.712%, (ICE LIBOR USD 1 Month plus 0.16%), 12/25/46	12,285	12
Countrywide Alternative Loan Trust, Series 2007-0A3, Class 1A1, 1.692%, (ICE LIBOR USD 1 Month plus 0.14%), 4/25/47	54,161	48
Countrywide Alternative Loan Trust, Series 2007-9T1, Class 2A2, 6.000%, 5/25/37	323,268	241
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-22, Class 3A1, 3.334%, (CSTR), 10/25/35	21,041	18
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB8, 3.443%, (CSTR), 12/20/35	15,417	13
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-16, Class 2A1, 6.500%, 11/25/36	30,563	25
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-9, Class A1, 6.000%, 5/25/36	214,004	180

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	169

Multi-Sector Bond Portfolio

Structured Products (8.3%)	Shares/ Par	Value $ (000’s)

Mortgage Securities continued
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-OA4, Class A1, 2.023%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 0.96%), 4/25/46	44,873	24
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-OA4, Class A2, 1.822%, (ICE LIBOR USD 1 Month plus 0.27%), 4/25/46	1,189,123	570
Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HYB1, Class 3A1, 3.263%, (CSTR), 3/25/37	16,469	15
Credit Suisse First Boston Mortgage Securities, Series 2003-8, Class 5A1, 6.500%, 4/25/33	2,322	2
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 2A3, 5.500%, 12/25/35 (k)	712,367	635
EMF-NL BV, Series 2008-APRX, Class A2, 0.471%, (Euribor 3 Month plus 0.80%), 4/17/41 EUR (f)	208,977	238
Eurosail-NL BV, Series 2007-NL2X, Class A, 1.171%, (Euribor 3 Month plus 1.50%), 10/17/40 EUR(f)	137,207	165
Federal National Mortgage Association, Series 2003-W6, Class F, 1.678%, (ICE LIBOR USD 1 Month plus 0.35%), 9/25/42	28,303	28
First Horizon Mortgage Pass-Through Trust, Series 2005-5, Class 2A1, 5.000%, 10/25/20	8,614	9
First Horizon Mortgage Pass-Through Trust, Series 2007-2, Class 1A5, 5.750%, 5/25/37	361,388	279
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1, 3.506%, (CSTR), 9/25/35	13,165	14
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A6, 6.000%, 2/25/36	154,583	129
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 3.639%, (CSTR), 1/25/36	3,718	4
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 3.537%, (CSTR), 3/25/47	17,723	16
Harborview Mortgage Loan Trust, Series 2005-10, Class 2A1A, 1.805%, (ICE LIBOR USD 1 Month plus 0.31%), (AFC), 11/19/35	16,812	16
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A, 1.735%, (ICE LIBOR USD 1 Month plus 0.24%), (AFC), 6/19/35	35,081	34
HomeBanc Mortgage Trust, Series 2005-1, Class A1, 1.802%, (ICE LIBOR USD 1 Month plus 0.25%), 3/25/35	11,061	10
HSI Asset Securitization Corp. Trust, Series 2006-NC1, Class 2A, 1.772%, (ICE LIBOR USD 1 Month plus 0.22%), 11/25/35 (k)	1,486,953	1,230
Impac Secured Assets Trust, Series 2007-1, Class A2, 1.712%, (ICE LIBOR USD 1 Month plus 0.16%), (AFC), 3/25/37	149,024	135
IndyMac INDX Mortgage Loan Trust, Series 2004-AR6, Class 5A1, 3.583%, (CSTR), 10/25/34	37,146	37
IndyMac INDX Mortgage Loan Trust, Series 2005-AR12, Class 2A1A, 1.792%, (ICE LIBOR USD 1 Month plus 0.24%), (AFC), 7/25/35	3,175	3

Structured Products (8.3%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
IndyMac INDX Mortgage Loan Trust, Series 2005-AR14, Class 2A1A, 1.852%, (ICE LIBOR USD 1 Month plus 0.30%), 7/25/35	17,548	17
JP Morgan Mortgage Trust, Series 2005-ALT1, Class 2A1, 3.596%, (CSTR), 10/25/35	17,102	16
JP Morgan Mortgage Trust, Series 2007-A1, Class 6A1, 3.575%, (CSTR), 7/25/35	19,663	20
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A1, 3.375%, (CSTR), 6/25/37	106,392	96
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR1, Class A1, 1.498%, (ICE LIBOR USD 1 Month plus 0.17%), 2/25/37	12,184	12
Merrill Lynch Mortgage Investors Trust, Series 2005-A6, Class 2A3, 1.932%, (ICE LIBOR USD 1 Month plus 0.38%), 8/25/35	41,931	41
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 5A1, 3.149%, (CSTR), 12/25/35	315,098	291
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 1A, 3.260%, (CSTR), 2/25/36	8,348	8
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1, 3.773%, (CSTR), 5/25/36	27,336	26
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 4A, 3.330%, (CSTR), 7/25/35	99,679	89
Morgan Stanley Mortgage Loan Trust, Series 2005-5AR, Class 1A1, 1.822%, (ICE LIBOR USD 1 Month plus 0.27%), 9/25/35	799	1
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR4, Class 3A 1, 3.906%, (CSTR), 8/25/35	17,256	17
Nomura Resecuritization Trust, Series 2014-1R, Class 2A1, 1.925%, (ICE LIBOR USD 1 Month plus 0.13%), 2/26/37 144A	1,611,363	1,610
Residential Accredit Loans, Inc., Series 2005-QA3, Class NB2, 3.812%, (CSTR), 3/25/35	193,619	176
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.000%, 10/25/34	283,571	289
Residential Accredit Loans, Inc., Series 2006-QA7, Class 1A1, 1.742%, (ICE LIBOR USD 1 Month plus 0.19%), 8/25/36	15,674	14
Residential Accredit Loans, Inc., Series 2006-QA8, Class A1, 1.742%, (ICE LIBOR USD 1 Month plus 0.19%), 9/25/36	33,916	31
Residential Accredit Loans, Inc., Series 2007-QA1, Class A1, 1.692%, (ICE LIBOR USD 1 Month plus 0.14%), 1/25/37	30,783	29
Residential Asset Securitization Trust, Series 2007-A2, Class 2A2, 6.500%, 4/25/37 (k)	3,903,493	2,197
Rise, Ltd., Series 2014-1, Class A, 4.750%, 2/15/39 (l) (p)	482,701	480
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1, 1.872%, (ICE LIBOR USD 1 Month plus 0.32%), 10/25/35	94,307	92
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A2, 2.076%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.48%), 2/25/36(k)	722,074	717

The Accompanying Notes are an Integral Part of the Financial Statements.

170	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Structured Products (8.3%)	Shares/ $ Par	Value $ (000’s)

Mortgage Securities continued
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 1A1, 1.732%, (ICE LIBOR USD 1 Month plus 0.18%), (AFC), 7/25/46	374,362	338
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-1, Class 1A1, 1.902%, (ICE LIBOR USD 1 Month plus 0.35%), 2/25/35	34,984	34
Suntrust Alternative Loan Trust, Series 2005-1F, Class 1A1, 2.202%, (ICE LIBOR USD 1 Month plus 0.65%), 12/25/35	25,804	21
WaMu Mortgage Pass-Through Certificates, Series 2002-AR19, Class A6, 3.029%, (CSTR, AFC), 2/25/33	2,241	2
WaMu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 3A3, 3.254%, (CSTR), 10/25/36	36,926	34
WaMu Mortgage Pass-Through Certificates, Series 2006-AR2, Class 1A1, 2.979%, (CSTR), 3/25/36	383,505	366
WaMu Mortgage Pass-Through Certificates, Series 2006-AR8, Class 2A1, 3.213%, (CSTR), 8/25/36	18,117	18
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 3A1, 3.229%, (CSTR), 2/25/37	6,048	6
WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4 A2, 1.763%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 0.70%), 4/25/47	532,142	406
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class 2A1, 3.682%, (CSTR), 7/25/37	84,703	78
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 1A1, 3.285%, (CSTR), 3/25/35	31,387	32
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 4A1, 3.281%, (CSTR), 7/25/36	229,810	232
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1, 3.325%, (CSTR), 4/25/36	132,397	125
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 1A3, 3.493%, (CSTR), 4/25/36	4,288	4
Wells Fargo Mortgage Backed Securities Trust, Series 2007-11, Class A81, 6.000%, 8/25/37	158,087	158
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1, 3.707%, (CSTR), 11/25/37	91,403	87

Total		16,832

Total Structured Products
(Cost: $67,309)		69,996

Bank Loan Obligations (4.3%)

Bank Loan Obligations (4.3%)
Albany Molecular Research, Inc., 4.566%, 8/30/24	99,750	98
Avolon TLK Borrower 1 US LLC, 4.097%, 4/3/22	1,990,249	1,973
CenturyLink, Inc., 4.076%, 1/31/25	1,900,000	1,831

Bank Loan Obligations (4.3%)	Shares/ Par	Value $ (000’s)

Bank Loan Obligations continued
Charter Communications Operating LLC, 3.329%, 1/15/22	3,520,610	3,521
Chesapeake Energy Corp., 8.817%, 8/23/21	700,000	744
CommScope, Inc., 3.810%, 12/29/22	141,800	142
Community Health Systems, Inc., 4.065%, 12/31/19	2,300,063	2,208
Dell International LLC, 3.350%, 9/7/23	1,554,693	1,553
Energy Future Intermediate Holding Co., LLC, 1.000%, 6/30/18	16,200,000	16,228
Grifols SA, 3.561%, 1/31/25	694,750	696
Hilton Worldwide Holdings, Inc., 3.324%, 10/25/23	1,411,171	1,418
INEOS Finance PLC, 1.000%, 3/31/24 EUR (f)	1,000,000	1,195
Intelsat Jackson Holdings SA, 5.212%, 11/27/23	1,900,000	1,858
Las Vegas Sands, LLC, 3.334%, 3/29/24	681,740	685
Valeant Pharmaceuticals International, Inc., 6.078%, 4/1/22	430,792	437
Ziggo Secured Finance BV, 3.000%, 4/15/25 EUR (f)	1,000,000	1,193

Total Bank Loan Obligations
(Cost: $35,599)		35,780

Short-Term Investments (1.0%)

Money Market Funds (0.6%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	4,635,241	4,635

Total		4,635

Repurchase Agreements (0.4%)
Tri-Party JP Morgan repurchase, 1.230%, 1/2/18 (Purchased 12/29/17, to be repurchased at $3,500,704, collateralized by Government National Mortgage Association, 3.500%, due 12/20/47, par and fair value of $3,482,587 and $3,605,974, respectively)	3,500,000	3,500

Total		3,500

US Government & Agencies (0.0%)
US Treasury Bill, 0.000%, 1/4/18 (b)	6,000	6

Total		6

Total Short-Term Investments
(Cost: $8,141)		8,141

Total Investments (98.5%)
(Cost: $805,854)(a)		828,177

Other Assets, Less
Liabilities (1.5%)		12,804

Net Assets (100.0%)		840,981

#	7-day yield as of December 31, 2017.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the value of these securities (in thousands) was $180,875 representing 21.5% of the net assets.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	171

Multi-Sector Bond Portfolio

AFC — Available Funds Cap security — Security accrues interest at an assumed or uncapped rate. If the interest rate on the underlying loans is lower than the uncapped rate, then the security will pay at the lower rate.

CSTR — Collateral Strip Rate security — interest is based on the weighted net interest rate of the collateral.

GO — General Obligation

RB — Revenue Bond

ARS — Argentine Peso

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CNH — CNH

EUR — Euro

GBP — British Pound

INR — Indian Rupee

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican New Peso

RUB — Russian Ruble

TRY — Turkish Lira

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $800,371 and the net unrealized appreciation of investments based on that cost was $23,773 which is comprised of $38,225 aggregate gross unrealized appreciation and $14,452 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been pledged as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
Euro-Bobl Future	Long	EUR	3,300	33	3/18	$5,211	$(16)
Euro-Buxl Future	Long	EUR	1,500	15	3/18	2,949	(39)
Euro-Schatz Future	Long	EUR	5,900	59	3/18	7,927	(7)
US Five Year Treasury Note Future	Long	USD	24,000	240	3/18	27,879	(126)
US Ten Year Treasury Note Future	Long	USD	92,300	923	3/18	114,495	(300)
US Two Year Treasury Note Future	Long	USD	45,400	227	3/18	48,603	(113)
US Ultra Long Treasury Bond Future	Long	USD	10,100	101	3/18	16,933	195

(c)	PIK — Payment In Kind. PIK rates of INA-Holding Schaeffler GmbH & Co. KG 4.50%, QGOG Constellation SA 0.50%

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Foreign Bond — par value is foreign denominated

(h)	Forward foreign currency contracts outstanding on December 31, 2017.

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	UBS AG	AUD	12,447	9,712	1/18	$351	$-	$351
Sell	Bank of America NA	AUD	20,447	15,954	1/18	-	(438)	(438)
Buy	Goldman Sachs International	BRL	13,300	4,010	1/18	3	-	3
Buy	HSBC Bank USA NA	BRL	6,746	2,034	1/18	-	(29)	(29)
Buy	Goldman Sachs International	BRL	13,279	3,990	2/18	-	(22)	(22)
Sell	Goldman Sachs International	BRL	13,300	4,010	1/18	185	-	185
Sell	HSBC Bank USA NA	BRL	6,746	2,034	1/18	6	-	6
Sell	Goldman Sachs International	BRL	6,554	1,969	2/18	-	(10)	(10)
Sell	Goldman Sachs International	CAD	6,400	5,092	1/18	-	(91)	(91)
Sell	Goldman Sachs International	CNH	26,081	3,989	3/18	-	(84)	(84)

The Accompanying Notes are an Integral Part of the Financial Statements.

172	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Goldman Sachs International	EUR	93,382	112,092	1/18	-		(860)	(860)
Sell	HSBC Bank USA NA	EUR	1,671	2,005	1/18	-		(27)	(27)
Sell	JP Morgan Chase Bank NA	EUR	1,573	1,888	1/18	-		(28)	(28)
Sell	UBS AG	EUR	2,620	3,145	1/18	-		(39)	(39)
Sell	Royal Bank Of Canada	EUR	28,435	34,149	1/18	-		(449)	(449)
Sell	UBS AG	EUR	25,000	30,046	2/18	-		(380)	(380)
Sell	JP Morgan Chase Bank NA	EUR	3,385	4,078	3/18	-		(62)	(62)
Sell	Goldman Sachs International	EUR	1,900	2,290	3/18	-		(40)	(40)
Sell	Bank of America NA	EUR	400	485	6/18	-		(4)	(4)
Sell	UBS AG	EUR	2,400	2,908	6/18	-		(51)	(51)
Sell	Royal Bank Of Canada	EUR	1,782	2,160	6/18	-		(33)	(33)
Sell	HSBC Bank USA NA	GBP	86	116	1/18	-	(m)	-	- (m)
Sell	UBS AG	GBP	30,691	41,446	1/18	-		(594)	(594)
Sell	Barclays Bank PLC	GBP	3,100	4,187	1/18	-		(19)	(19)
Sell	Goldman Sachs International	GBP	3,100	4,187	1/18	-		(20)	(20)
Buy	HSBC Bank USA NA	INR	128,639	1,999	3/18	41		-	41
Buy	BNP Paribas	JPY	460,200	4,085	1/18	-		(61)	(61)
Sell	Barclays Bank PLC	JPY	22,400	199	1/18	1		-	1
Sell	BNP Paribas	JPY	40,000	355	1/18	-		(2)	(2)
Sell	UBS AG	JPY	30,000	267	1/18	-		(1)	(1)
Sell	UBS AG	KRW	4,466,820	4,177	3/18	-		(164)	(164)
Buy	HSBC Bank USA NA	MXN	79,390	4,022	1/18	-		(201)	(201)
Buy	HSBC Bank USA NA	RUB	123,331	2,123	3/18	44		-	44
Buy	JP Morgan Chase Bank NA	TRY	6,966	1,827	1/18	82		-	82

						$713		$(3,709)	$(2,996)

(i)	Written options outstanding on December 31, 2017.

Description	Counterparty	Currency	Notional Par (000’s)	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call — US Ten Year Treasury Note	Merrill Lynch Capital Services	USD	80	$125.000	1/18	80	$(11)
Put — US Ten Year Treasury Note	Merrill Lynch Capital Services	USD	80	123.500	1/18	80	(19)
Put — US Ten Year Treasury Note	Merrill Lynch Capital Services	USD	83	124.000	1/18	83	(35)

(Premiums Received $66)							$(65)

(j)	Swap agreements outstanding on December 31, 2017.

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Currency	Notional Amount (000’s)	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Deutsche Bank AG, 0.763%, 12/20/21	BNP Paribas	1.00%	12/21	1.226%	EUR	700	$(89)	$81	$(8)
Deutsche Bank AG, 1.448%, 12/20/21	Goldman Sachs International	1.00%	12/21	1.226%	EUR	1,100	(78)	66	(12)
Deutsche Bank AG, 1.448%, 12/20/21	JP Morgan Chase Bank NA	1.00%	12/21	1.226%	EUR	700	(91)	84	(7)
Federative Republic of Brazil, 4.25%, 1/7/25	Goldman Sachs International	1.00%	6/22	1.442%	USD	500	(27)	18	(9)

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	173

Multi-Sector Bond Portfolio

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection (continued)

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Currency	Notional Amount (000’s)	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Federative Republic of Brazil, 4.25%, 1/7/25	Goldman Sachs International	1.00%	12/22	1.605%	USD	1,000	$(46)	$18	$(28)
Federative Republic of Brazil, 4.25%, 1/7/25	HSBC Bank USA NA	1.00%	12/22	1.605%	USD	800	(37)	15	(22)
Novo Banco, 5.00%, 12/20/21	Morgan Stanley Capital Services	5.00%	12/21	7.576%	EUR	100	(21)	12	(9)
(l) Park Aerospace Holdings, Ltd., 4.50%, 3/15/23	UBS AG	5.00%	7/20	1.000%	USD	200	10	(1)	9
Republic of Brazil, 4.25%, 1/7/25	Barclays Bank PLC	1.00%	6/22	1.442%	USD	200	(10)	6	(4)
Republic of Peru, 8.75%,11/21/33	Barclays Bank PLC	1.00%	3/23	0.776%	USD	1,100	(16)	28	12
Republic of South Africa, 5.50%, 3/9/20	Barclays Bank PLC	1.00%	6/24	1.959%	USD	4,600	(316)	61	(255)
Russian Federation, 7.50%, 3/31/30	Goldman Sachs International	1.00%	9/20	0.583%	USD	400	(24)	28	4
Russian Federation, 7.50%, 3/31/30	Goldman Sachs International	1.00%	9/20	0.583%	USD	900	(47)	57	10
Russian Federation, 7.50%, 3/31/30	Goldman Sachs International	1.00%	6/22	1.054%	USD	2,100	(55)	50	(5)
Russian Federation, 7.50%, 3/31/30	HSBC Bank USA NA	1.00%	6/21	0.780%	USD	4,200	(209)	240	31
Russian Federation, 7.50%, 3/31/30	JP Morgan Chase Bank NA	1.00%	9/20	0.583%	USD	1,500	(89)	106	17
Russian Federation, 7.50%, 3/31/30	JP Morgan Chase Bank NA	1.00%	12/20	0.620%	USD	800	(60)	68	8
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21	Goldman Sachs International	1.00%	6/22	2.559%	USD	1,600	(69)	(31)	(100)
Unicredit Spa, 4.70%, 6/14/17	JP Morgan Chase Bank NA	1.00%	12/22	1.872%	EUR	900	(58)	13	(45)
United Mexican States, 5.95%, 3/19/19	BNP Paribas	1.00%	12/22	1.059%	USD	1,500	(49)	45	(4)
United Mexican States, 5.95%, 3/19/19	JP Morgan Chase Bank NA	1.00%	12/22	1.059%	USD	3,800	(129)	119	(10)

							$(1,510)	$1,083	$(427)

Centrally Cleared Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation)(000’s)	Market Value (000’s)
6-Month Euribor	1.00%	6/28	8,800	EUR	$(48)	$30	$(18)
6-Month Euribor	1.00%	3/28	6,800	EUR	(79)	22	(57)
6-Month GBP-LIBOR	1.75%	3/48	2,200	GBP	(183)	(52)	(235)
6-Month GBP-LIBOR	1.50%	3/28	3,900	GBP	(69)	(32)	(101)
6-Month JPY-LIBOR	0.45%	3/29	1,280,000	JPY	(68)	44	(24)

					$(447)	$12	$(435)

The Accompanying Notes are an Integral Part of the Financial Statements.

174	Multi-Sector Bond Portfolio

Multi-Sector Bond Portfolio

Centrally Cleared Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Ally Financial, Inc, 7.50%, 9/15/20	5.00%	6/22	9.042%	1,300	USD	$227	$(1)	$226
Berkshire Hathaway, Inc., 2.75%, 3/15/23	1.00%	12/22	0.524%	800	USD	16	2	18
Ford Motor Co., 6.50%, 8/1/18	5.00%	12/23	1.106%	200	USD	44	(1)	43
General Motors, Co., 3.50%, 10/2/18	5.00%	6/22	0.775%	200	USD	37	(1)	36
Marks & Spencer PLC, 6.125%, 12/2/19	1.00%	12/22	1.318%	2,900	EUR	(39)	(14)	(53)
Navient Corp., 5.50%, 1/25/23	5.00%	12/21	2.144%	650	USD	74	(5)	69
Navient Corp., 5.50%, 1/15/23	5.00%	12/22	2.895%	100	USD	10	(1)	9
Novo Banco SA, 5.00%, 4/23/19	5.00%	12/21	7.576%	600	EUR	(119)	62	(57)
Telefonica Emisiones SAU, 2.73%, 5/29/19	1.00%	6/22	0.670%	3,000	EUR	62	(7)	55
Telefonica Emisiones SAU, 2.736%, 5/19/19	1.00%	12/22	0.750%	1,500	EUR	26	(4)	22
Volkswagen International Finance NV, 5.375%, 5/22/18	1.00%	6/22	0.458%	500	EUR	13	2	15
Volkswagen International Finance NV, 5.375%, 5/22/18	1.00%	12/21	0.381%	700	EUR	18	2	20

						$369	$34	$403

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Markit Roll CDX	1.00%	12/22	1.196%	8,342	USD	$(353)	$277	$(76)
Markit CDX North America High Yield	5.00%	12/22	3.070%	60,400	USD	4,661	443	5,104

						$4,308	$720	$5,028

(k)	Cash or securities with an aggregate value of $110,302 (in thousands) has been pledged as collateral for swap contracts outstanding, short sales or written options on December 31, 2017.

(l)	Security valued using significant unobservable inputs.

(m)	Amount is less than one thousand.

(p)	Restricted securities (excluding 144A issues) on December 31, 2017.

Description	Coupon	Maturity Date	Acquisition Date	Cost (000’s)	Value (000’s)	Value as a Percentage of Net Assets
Rise, Ltd., Series 2014-1, Class A	4.750%	2/15/39	2/21/14	$484	$480	0.06%

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio	175

Multi-Sector Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Bank Loan Obligations	$-	$35,780	$-
Municipal Bonds	-	12,968	-
Corporate Bonds
Energy	-	80,733	1,590
All Others	-	343,115	-
Governments	-	275,854	-
Structured Products	-	69,414	582
Short-Term Investments
Money Market Funds	4,635	-	-
All Others	-	3,506	-
Other Financial Instruments^
Futures	195	-	-
Forward Currency Contracts	-	713	-
Credit Default Swaps	-	5,702	9
Total Assets:	$4,830	$827,785	$2,181
Liabilities:
Other Financial Instruments^
Futures	(601)	-	-
Forward Currency Contracts	-	(3,709)	-
Written Options	(65)	-	-
Interest Rate Swaps	-	(435)	-
Credit Default Swaps	-	(704)	-
Total Liabilities:	$(666)	$(4,848)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and short sales, written options and swaps contracts, which are valued at market value.

For the period ended December 31, 2017, there was a transfer from Level 2 to Level 3 in the amount of $102 (in thousands). This transfer was the result of a decrease in the quantity of observable inputs for the security that was previously priced by a third-party vendor utilizing a broker quote.

The Accompanying Notes are an Integral Part of the Financial Statements.

176	Multi-Sector Bond Portfolio

Balanced Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$2.3 billion

Portfolio Overview

Mason Street Advisors, LLC is the investment adviser for the Balanced Portfolio (the “Portfolio”). The Portfolio invests in the stock, bond and money market sectors. The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the stock, bond and money market sectors. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. Under normal market conditions, the Portfolio will typically hold between 35-55% of assets in equity investments, 40-60% of assets in fixed income investments, and 0-20% of assets in cash equivalent investments.

Market Overview

U.S. equities delivered another year of strong performance. The sharp gains in business and consumer confidence following the U.S. election and improving global economic growth were among the catalysts for equities, as investors anticipated market-friendly policies from the new administration. That confidence was generally well placed—corporate earnings finally improved after three flat years and Congress passed one of the largest tax cuts in U.S. history. The improving economy favored equities over bonds; although, fixed income sectors still posted positive returns.

The U.S. economy expanded at a pace of approximately 3% during the second half of the year. The strong growth prompted the U.S. Federal Reserve (the “Fed”) to raise rates and begin reducing its $4 trillion balance sheet. In that environment, large cap stocks, as represented by the S&P 500® Index, posted a return of 21.83%, outperforming the S&P SmallCap 600® and the S&P MidCap 400® Indices, which returned 13.23% and 16.24%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index returned 3.54%, while the Bloomberg Barclays® U.S. Corporate High Yield Index advanced 7.50%.

Portfolio Results

The Portfolio returned 11.98% for the twelve months ended December 31, 2017, trailing the 21.83% return of the broad stock market, as measured by the S&P 500® Index, but outstripping the Bloomberg Barclays® U.S. Aggregate Index return of 3.54%. The Portfolio underperformed the Balanced Portfolio Blended Composite Benchmark return of 12.71%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) When compared to peers in 2017, the Portfolio outperformed its Morningstar® Inc. Allocation – 30% to 50% Equity peer group average return of 10.84% but lagged its Lipper® Analytical Services, Inc. Mixed-Asset Target Allocation Moderate Funds peer group average return of 13.33%. Morningstar® Inc. and Lipper® Analytical Services, Inc. are independent mutual fund ranking agencies.

The Portfolio’s underperformance relative to the blended benchmark reflected the challenged performance of its Underlying Portfolios, as many of the Underlying Portfolios underperformed their respective benchmarks during the year. In particular, the Emerging Markets Equity Portfolio, the Growth Stock Portfolio and the International Equity Portfolio trailed their respective benchmarks by relatively wide margins.

Overall, asset allocation decisions were a positive contributor to relative performance. The Portfolio began the year with an overweight to U.S. equities and an underweight to fixed income, a favorable position that was maintained throughout the reporting period. As domestic equities outpaced fixed income by a wide margin and the global economy gained strength, the Portfolio added to the equity position during the second half of the year, funded by investment grade fixed income. Low rates, improving economic growth, and less central bank accommodation present difficulties for fixed income markets going forward.

During the year, equity futures contracts were used for cash management purposes. The Portfolio’s use of futures did not have a significant effect on the Portfolio’s relative results during 2017.

Portfolio Manager Outlook

Entering the new year, we will maintain our overweight in U.S. equities and an underweight in fixed income. We believe the global economy is picking up momentum, which should support earnings growth and equity prices. Valuations are relatively high across asset classes, but low inflation and strong growth are likely to continue to benefit risk assets. Business and

Balanced Portfolio	177

Balanced Portfolio (unaudited)

consumer confidence remain at elevated levels, pointing to persistent strength in the economy. The world is enjoying synchronized global growth for the first time since the Great Recession suggesting that we have entered another stage of the expansion. Moreover, the tax cuts in December 2017 are likely to boost near-term growth and improve equity valuations.

Our expectations for bonds are less sanguine. Treasury yields and the premiums on corporate bonds are already very low, leaving little room for error as the bond market faces stiff headwinds in 2018. The tax cuts are likely to lead to larger deficits and increased issuance, which will be concurrent with the Fed’s increasing bond sales. Also, there are some signs that inflation pressures are building due to the acceleration in economic growth and the increase in commodity prices, especially oil. We will minimize risks in the bond portfolio while closely monitoring geopolitical and economic developments during the year ahead. As always, we will seek an optimal mix of the most attractive asset classes from a risk and return perspective.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Balanced Portfolio	11.98%	7.12%	5.20%
S&P 500® Index	21.83%	15.79%	8.50%
Bloomberg Barclays® U.S. Aggregate Index	3.54%	2.10%	4.01%
Balanced Portfolio Blended Composite Benchmark	12.71%	8.16%	6.22%
Morningstar® US Insurance Fund Allocation - 30% to 50% Equity Index	10.84%	5.95%	4.67%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	13.33%	7.61%	5.38%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

178	Balanced Portfolio

Balanced Portfolio (unaudited)

The Portfolio may obtain its exposure to domestic and foreign equity securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

Currently, interest rates remain at historically low levels on a relative basis, although the U.S. federal funds rate has been subject to modest increases over the course of the last two years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	34.2%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	6.6%
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	6.0%
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	5.4%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	4.9%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	4.8%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	3.3%
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	3.3%
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio	3.3%
Northwestern Mutual Series Fund, Inc., Equity Income Portfolio	3.3%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Balanced Portfolio	179

Balanced Portfolio

Schedule of Investments

December 31, 2017

Investment Companies (95.2%)	Shares/ $ Par	Value $ (000’s)

Domestic Equity (40.6%)
iShares Russell 2000 ETF	122,600	18,692
iShares Russell Mid-Cap ETF	2,000	416
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio(q)	45,137,221	75,695
Northwestern Mutual Series Fund, Inc., Equity Income Portfolio(q)	40,577,249	75,677
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio(q)	27,914,560	75,676
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio(q)	49,798,067	151,087
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio(q)	62,893,388	75,787
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio(q)	38,649,047	75,636
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio(q)	71,267,246	75,686
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio(q)	32,256,388	111,510
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio(q)	61,936,496	113,530
Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio(q)	13,074,014	37,601
Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio(q)	19,774,941	50,129

Total		937,122

Fixed Income (42.3%)
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio(q)	186,728,658	139,300
Northwestern Mutual Series Fund, Inc., Inflation Protection Portfolio(q)	41,189,828	45,885
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio(q)	628,621,208	790,177

Total		975,362

Foreign Equity (12.3%)
iShares Core MSCI Emerging Markets ETF	400,475	22,787
iShares MSCI EAFE ETF	248,779	17,492
Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio(q)	12,187,543	13,467
Northwestern Mutual Series Fund, Inc., International Equity Portfolio(q)	27,101,948	51,900

Investment Companies (95.2%)	Shares/ $ Par	Value $ (000’s)

Foreign Equity (12.3%) continued
Northwestern Mutual Series Fund, Inc., International Growth Portfolio(q)	33,312,588	53,067
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio(q)	121,020,593	125,619

Total		284,332

Total Investment Companies
(Cost: $2,024,545)		2,196,816

Short-Term Investments (3.5%)

Commercial Paper (3.2%)
Apple, Inc., 0.000%, 2/22/18 144A	5,000,000	4,989
Apple, Inc., 0.000%, 2/20/18 144A	5,000,000	4,989
Bank of America Corp., 1.400%, 1/8/18	10,000,000	10,000
General Mills, Inc., 0.000%, 1/10/18 144A	3,900,000	3,898
General Mills, Inc., 0.000%, 1/17/18 144A	5,000,000	4,996
General Mills, Inc., 0.000%, 1/16/18 144A	1,000,000	999
Mondelez International, Inc., 0.000%, 1/17/18 144A	5,000,000	4,995
Pfizer, Inc., 0.000%, 1/16/18 144A	2,000,000	1,999
Pfizer, Inc., 0.000%, 3/1/18 144A	1,000,000	997
Pfizer, Inc., 0.000%, 3/15/18 144A	7,000,000	6,978
Societe Generale SA, 0.000%, 2/8/18 144A	6,000,000	5,989
Societe Generale SA, 0.000%, 2/15/18 144A	4,000,000	3,992
United Parcel Service, Inc., 0.000%, 3/5/18 144A	10,000,000	9,972
The Walt Disney Co., 0.000%, 3/23/18 144A	10,000,000	9,964

Total		74,757

Money Market Funds (0.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	3,361,136	3,361

Total		3,361

U.S. Government & Agencies (0.2%)
Federal Home Loan Bank, 0.000%, 1/12/18	1,500,000	1,499
Federal Home Loan Bank, 0.000%, 3/15/18 (b)	2,000,000	1,995

Total		3,494

Total Short-Term Investments
(Cost: $81,627)		81,612

Total Investments (98.7%)
(Cost: $2,106,172)(a)		2,278,428

Other Assets, Less
Liabilities (1.3%)		29,042

Net Assets (100.0%)		2,307,470

#	7-day yield as of December 31, 2017.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the value of these securities (in thousands) was $64,757 representing 2.8% of the net assets.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $2,106,541 and the net unrealized appreciation of investments based on that cost was $171,824 which is comprised of $174,641 aggregate gross unrealized appreciation and $2,817 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

180	Balanced Portfolio

Balanced Portfolio

(b)	All or a portion of the securities have been pledged as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
E-Mini S&P 500 Future	Long	USD	$4	85	3/18	$11,373	$(63)

(q)	Affiliated Company

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Investment Companies	$2,196,816	$-	$-
Short-Term Investments
Money Market Funds	3,361	-	-
All Others	-	78,251	-
Total Assets:	$2,200,177	$78,251	$-
Liabilities:
Other Financial Instruments^
Futures	$(63)	$-	$-
Total Liabilities:	$(63)	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio	181

Asset Allocation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$277 million

Portfolio Overview

Mason Street Advisors, LLC is the investment adviser for the Asset Allocation Portfolio (the “Portfolio”). The Portfolio invests in the stock, bond and money market sectors. The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the stock, bond and money market sectors. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. Under normal market conditions, the Portfolio will typically hold between 55-75% of assets in equity investments, 25-45% of assets in fixed income investments, and 0-15% of assets in cash equivalent investments.

Market Overview

U.S. equities delivered another year of strong performance. The sharp gains in business and consumer confidence following the U.S. election and improving global economic growth were among the catalysts for equities, as investors anticipated market-friendly policies from the new administration. That confidence was generally well placed – corporate earnings finally improved after three flat years and Congress passed one of the largest tax cuts in U.S. history. The improving economy favored equities over bonds; although, fixed income sectors still posted positive returns.

The U.S. economy expanded at a pace of approximately 3% during the second half of the year. The strong growth prompted the U.S. Federal Reserve (the “Fed”) to raise rates and begin reducing its $4 trillion balance sheet. In that environment, large cap stocks, as represented by the S&P 500® Index, posted a return of 21.83%, outperforming the S&P SmallCap 600® and the S&P MidCap 400® Indices, which returned 13.23% and 16.24%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index returned 3.54%, while the Bloomberg Barclays® U.S. Corporate High Yield Index advanced 7.50%.

Portfolio Results

The Portfolio returned 14.87% for the twelve months ended December 31, 2017, trailing the 21.83% return of the broad stock market, as measured by the S&P 500® Index, but outstripping the Bloomberg Barclays® U.S. Aggregate Index return of 3.54%. The Portfolio underperformed the Asset Allocation Portfolio Blended Composite Benchmark return of 15.87%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) When compared to peers in 2017, the Portfolio outperformed its Morningstar® Inc. Allocation – 50% to 70% Equity peer group average return of 14.47% but lagged its Lipper® Analytical Services, Inc. Mixed-Asset Target Allocation Growth Funds peer group average return of 15.82%. Morningstar® Inc. and Lipper® Analytical Services, Inc. are independent mutual fund ranking agencies.

The Portfolio’s underperformance relative to the blended benchmark reflected the challenged performance of its Underlying Portfolios, as many of the Underlying Portfolios underperformed their respective benchmarks during the year. In particular, the Emerging Markets Equity Portfolio, the Growth Stock Portfolio and the International Equity Portfolio trailed their respective benchmarks by relatively wide margins.

Overall, asset allocation decisions were a positive contributor to relative performance. The Portfolio began the year with an overweight to U.S. equities and an underweight to fixed income, a favorable position that was maintained throughout the reporting period. As domestic equities outpaced fixed income by a wide margin and the global economy gained strength, the Portfolio added to the equity position during the second half of the year, funded by investment grade fixed income. Low rates, improving economic growth and less central bank accommodation present difficulties for fixed income markets going forward.

During the year, equity futures contracts were used for cash management purposes. The Portfolio’s use of futures did not have a significant effect on the Portfolio’s relative results during 2017.

Portfolio Manager Outlook

Entering the new year, we will maintain our overweight in U.S. equities and an underweight in fixed income. We believe the global economy is picking up momentum, which should support earnings growth and equity prices. Valuations are relatively

182	Asset Allocation Portfolio

Asset Allocation Portfolio (unaudited)

high across asset classes, but low inflation and strong growth are likely to continue to benefit risk assets. Business and consumer confidence remain at elevated levels, pointing to persistent strength in the economy. The world is enjoying synchronized global growth for the first time since the Great Recession suggesting that we have entered another stage of the expansion. Moreover, the tax cuts in December 2017 are likely to boost near-term growth and improve equity valuations.

Our expectations for bonds are less sanguine. Treasury yields and the premiums on corporate bonds are already very low, leaving little room for error as the bond market faces stiff headwinds in 2018. The tax cuts are likely to lead to larger deficits and increased issuance, which will be concurrent with the Fed’s increasing bond sales. Also, there are some signs that inflation pressures are building due to the acceleration in economic growth and the increase in commodity prices, especially oil. We will minimize risks in the bond portfolio while closely monitoring geopolitical and economic developments during the year ahead. As always, we will seek an optimal mix of the most attractive asset classes from a risk and return perspective.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Asset Allocation Portfolio	14.87%	8.63%	5.35%
S&P 500® Index	21.83%	15.79%	8.50%
Bloomberg Barclays® U.S. Aggregate Index	3.54%	2.10%	4.01%
Asset Allocation Portfolio Blended Composite Benchmark	15.87%	9.94%	6.74%
Morningstar® US Insurance Fund Allocation - 50% to 70% Equity Index	14.47%	8.57%	5.72%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	15.82%	9.25%	5.77%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/07. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. In the graph and chart, the Portfolio is compared against various indices representing the three major components of the Portfolio: equities, fixed income and cash equivalent instruments. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio obtains its exposure to equity and fixed income securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

Asset Allocation Portfolio	183

Asset Allocation Portfolio (unaudited)

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

Currently, interest rates remain at historically low levels on a relative basis, although the U.S. federal funds rate has been subject to modest increases over the course of the last two years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Equity Holdings 12/31/17

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	15.7%
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	8.0%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	7.9%
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	7.5%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	5.9%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	5.8%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	4.5%
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	4.5%
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	4.0%
Northwestern Mutual Series Fund, Inc., Large Co. Value Portfolio	4.0%

Sector Allocation 12/31/17

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

184	Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Companies (95.3%)	Shares/ $ Par	Value $ (000’s)

Domestic Equity (51.5%)
iShares Russell 2000 ETF	12,750	1,944
iShares Russell Mid-Cap ETF	3,300	687
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio (q)	6,575,705	11,027
Northwestern Mutual Series Fund, Inc., Equity Income Portfolio (q)	5,914,000	11,030
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio (q)	4,070,284	11,034
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio (q)	7,257,605	22,019
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio (q)	10,313,394	12,428
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio (q)	6,338,737	12,405
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio (q)	10,386,302	11,030
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio (q)	4,666,667	16,133
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio (q)	8,918,646	16,348
Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio (q)	2,588,259	7,444
Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio (q)	3,643,850	9,237

Total		142,766

Fixed Income (26.3%)
iShares Core U.S. Aggregate Bond ETF	12,250	1,339
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio (q)	29,879,203	22,290
Northwestern Mutual Series Fund, Inc., Inflation Protection Portfolio (q)	5,032,767	5,607
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio (q)	34,708,094	43,628

Total		72,864

Foreign Equity (17.5%)
iShares Core MSCI Emerging Markets ETF	15,075	858
iShares MSCI EAFE ETF	31,597	2,222
Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio (q)	4,809,353	5,314

Investment Companies (95.3%)	Shares/ $ Par	Value $ (000’s)

Foreign Equity (17.5%) continued
Northwestern Mutual Series Fund, Inc., International Equity Portfolio (q)	4,983,685	9,544
Northwestern Mutual Series Fund, Inc., International Growth Portfolio (q)	6,098,866	9,716
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio (q)	20,117,041	20,881

Total		48,535

Total Investment Companies
(Cost: $236,804)		264,165

Short-Term Investments (3.5%)

Commercial Paper (2.2%)
Apple, Inc., 0.000%, 1/3/18 144A	1,000,000	1,000
Bank of America Corp., 1.400%, 1/8/18	1,000,000	1,000
General Mills, Inc., 0.000%, 1/17/18 144A	1,000,000	999
Pfizer, Inc., 0.000%, 3/1/18 144A	600,000	599
Pfizer, Inc., 0.000%, 3/15/18 144A	400,000	399
United Parcel Service, Inc.,0.000%, 3/5/18 144A	1,000,000	997
The Walt Disney Co., 0.000%, 3/23/18 144A	1,000,000	996

Total		5,990

Money Market Funds (0.6%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.209% #	1,737,140	1,737

Total		1,737

US Government & Agencies (0.7%)
Federal Home Loan Bank, 0.000%, 1/3/18	1,000,000	1,000
Federal Home Loan Bank, 0.000%, 3/15/18 (b)	1,000,000	997

Total		1,997

Total Short-Term Investments
(Cost: $9,724)		9,724

Total Investments (98.8%)
(Cost: $246,528)(a)		273,889

Other Assets, Less
Liabilities (1.2%)		3,324

Net Assets (100.0%)		277,213

#	7-day yield as of December 31, 2017.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017 the value of these securities (in thousands) was $4,990 representing 1.8% of the net assets.

(a)	At December 31, 2017, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $246,573 and the net unrealized appreciation of investments based on that cost was $27,315 which is comprised of $27,704 aggregate gross unrealized appreciation and $389 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio	185

Asset Allocation Portfolio

(b)	All or a portion of the securities have been pledged as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)
E-Mini S&P 500 Future	Long	USD	$1	22	3/18	$2,944	$-	(m)

(m)	Amount is less than one thousand.

(q)	Affiliated Company

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2017. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices		Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Investment Companies	$264,165		$-	$-
Short-Term Investments
Money Market Funds	1,737		-	-
All Others	-		7,987	-
Total Assets:	$265,902		$7,987	$-
Liabilities:
Other Financial Instruments^
Futures	$-	(m)	$-	$-
Total Liabilities:	$-	(m)	$-	$-

^ Other financial instruments are derivative instruments such as futures, forwards, written options and swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and short sales, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

186	Asset Allocation Portfolio

Benchmark Definitions (unaudited)

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

1/3 each: Bloomberg Barclays® Global Aggregate — Credit Component ex Emerging Markets , Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JPMorgan® EMBI Global — The Bloomberg Barclays Global Aggregate — Credit Component ex Emerging Markets, Hedged USD provides a broad-based measure of the global developed markets investment grade fixed income markets. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest in an unmanaged index.

Asset Allocation Portfolio Blended Composite — The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 3000® Index (50%), the MSCI® All Country World (ex-US) Index (15%), the Bloomberg Barclays® U.S. Aggregate Index (25%), and the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (10%).

Balanced Portfolio Blended Composite — The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 3000® Index (40%), the MSCI® All Country World (ex-US) Index (10%), the Bloomberg Barclays® U.S. Aggregate Index (45%) and the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (5%).

Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index — The Bloomberg Barclays® 1-3 Year U.S.

Government/Credit Bond Index is an unmanaged index of publicly issued medium and larger issues of U.S. Government, investment-grade corporate and investment-grade international dollar denominated bonds that have maturities of between one and three years.

Bloomberg Barclays® U.S. Aggregate Index — The Bloomberg Barclays® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index — The Bloomberg Barclays® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Bloomberg Barclays® Global Credit Hedged USD Index — The Bloomberg Barclays® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg Barclays® Long-Term U.S. Treasury Index — The Bloomberg Barclays® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index — The Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

Lipper® Variable Insurance Products (VIP) Average — Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. Source: Lipper®, Inc.

Morningstar® Insurance Fund Category Averages — Each Morningstar® category average is an equal-weighted category return. The calculation is simply the average of the returns at the end of the period for all the underlying variable insurance funds in a given category. Source: Morningstar®, Inc.

Benchmark Definitions	187

Benchmark Definitions (unaudited)

MSCI® All Country World (ex-US) Index — The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index — The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI EAFE® (Europe-Australasia-Far-East) Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada.

MSCI EAFE® (Europe-Australasia-Far-East) Growth
Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada, with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index — The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000® Growth Index — The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index — The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 2000® Index — The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000® Growth Index — The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000® Value Index — The Russell 2000® Value Index is an unmanaged index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, market-capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 3000® Index — The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell MidCap® Growth Index — The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Value Index — The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index — The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P MidCap 400® Index — The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index — The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

188	Benchmark Definitions

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2017 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Assets
Unaffiliated Investments, at Value (1)	$966,305	$949,711	$593,371	$177,551	$3,217,347
Cash	-	-	-	-	18
Foreign Currency, at Value (4)	-	-	-	-	-
Cash Collateral for Derivative Positions	-	-	-	-	-
Receivable for Portfolio Shares Sold	97	69	63	2	737
Receivable for Investment Securities Sold	-	-	6,967	2,194	3,379
Outstanding Swap Contracts, at Value	-	-	-	-	-
Receivable for Foreign Currency	-	-	-	-	-
Prepaid Expenses and Other Assets	6	7	4	1	31
Dividends and Interest Receivable	382	620	679	221	3,254

Total Assets	966,790	950,407	601,084	179,969	3,224,766

Liabilities
Payable for Portfolio Shares Redeemed	6,563	4,484	3,616	3,607	731
Payable for Investment Securities Purchased	-	-	4,644	-	1,115
Payable to Custodian	-	-	-	-	-
Contingent Liability	-	-	-	-	-
Futures Variation Margin	-	-	-	-	149
Payable for Foreign Currency	-	-	-	-	-
Collateral from Counterparty	-	-	-	-	-
Investment Advisory Fees	335	496	212	117	525
Accrued Expenses	38	42	35	25	109

Total Liabilities	6,936	5,022	8,507	3,749	2,629

Net Assets	$959,854	$945,385	$592,577	$176,220	$3,222,137

Represented By:
Aggregate Paid in Capital (10) (11)	$632,023	$659,486	$366,604	$124,077	$1,426,928
Undistributed Net Investment Income (Loss)	6,853	5,780	8,722	1,299	53,108
Undistributed Accumulated Net Realized Gain (Loss)	105,119	24,248	167,044	7,455	21,389
Net Unrealized Appreciation (Depreciation)	215,859	255,871	50,207	43,389	1,720,712

Net Assets for Shares Outstanding (10) (11)	$959,854	$945,385	$592,577	$176,220	$3,222,137

Net Asset Value, Offering and Redemption Price per Share	$3.03	$2.71	$1.96	$1.20	$4.93

(1) Unaffiliated Investments, at Cost	$750,446	$693,839	$543,164	$134,162	$1,496,791
(4) Foreign Currency, at Cost	-	-	-	-	-
(10) Shares Outstanding	316,319	348,717	302,834	146,235	653,973
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	189

Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio

$202,063	$818,736	$841,473	$1,103,334	$896,739	$569,505	$628,237	$221,659	$672,044
-	-	-	-	44	-	-	-	7
10,063	-	-	-	-	5,738	-	-	-
160	-	-	-	-	-	-	-	-
6	123	41	60	395	71	40	97	7,519
427	3,382	5,834	477	636	918	155	1,101	-
-	-	-	-	-	-	-	10	-
5	-	-	-	-	8	-	-	-
1	5	6	8	8	5	4	6	4
437	1,222	1,672	588	1,286	1,244	390	265	1,202

213,162	823,468	849,026	1,104,467	899,108	577,489	628,826	223,138	680,776

1,609	3,858	3,362	5,648	139	5,280	412	19	218
1,013	-	138	858	2,068	768	185	551	6,802
10,219	-	-	-	-	5,509	-	-	-
-	-	649	-	-	-	-	-	-
-	-	-	-	103	-	-	-	-
199	-	-	-	-	292	-	-	-
140	-	-	-	-	410	-	120	-
116	358	432	485	173	346	284	46	472
30	39	47	43	66	260	44	54	50

13,326	4,255	4,628	7,034	2,549	12,865	925	790	7,542

$199,836	$819,213	$844,398	$1,097,433	$896,559	$564,624	$627,901	$222,348	$673,234

$163,237	$542,218	$603,215	$864,867	$567,495	$437,687	$419,418	$164,153	$393,855
3,613	14,479	16,447	2,294	9,983	9,027	-	3,400	3,487
12,247	28,658	59,026	180,283	57,851	45,578	50,735	9,766	45,724
20,739	233,858	165,710	49,989	261,230	72,332	157,748	45,029	230,168

$199,836	$819,213	$844,398	$1,097,433	$896,559	$564,624	$627,901	$222,348	$673,234

$1.06	$1.68	$1.86	$3.46	$2.11	$1.83	$2.88	$1.45	$2.54

$181,131	$584,878	$675,766	$1,053,345	$635,631	$496,889	$470,489	$176,640	$441,876
10,063	-	-	-	-	5,738	-	-	-
188,179	488,366	452,869	317,428	425,076	308,077	218,357	153,369	265,533
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

190	Statements of Assets and Liabilities

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2017 (in thousands)

	International Growth Portfolio	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Government Money Market Portfolio
Assets
Unaffiliated Investments, at Value (1)	$695,896	$659,409	$1,924,768	$725,185	$270,906
Affiliated Investments, at Value (2)	–	–	–	–	–
Investments in Repurchase Agreements, at Value (3)	–	–	–	–	169,500
Cash	55	–	–	–	–
Foreign Currency, at Value (4)	11	–	–	890	–
Cash Collateral for Derivative Positions	–	–	–	–	–
Receivable for Portfolio Shares Sold	141	198	222	185	206
Receivable for Investment Securities Sold	–	2,971	120	1,277	–
Receivable for Financing Transactions	–	–	–	–	–
Futures / Cleared Swap Variation Margin	–	–	–	–	–
Outstanding Swap Contracts, at Value (8)	–	–	–	–	–
Receivable for Foreign Currency	–	–	–	1	–
Prepaid Expenses and Other Assets	5	4	13	5	3
Dividends and Interest Receivable	2,153	1,823	4,343	324	295

Total Assets	698,261	664,405	1,929,466	727,867	440,910

Liabilities
Payable for Portfolio Shares Redeemed	133	109	650	130	1,324
Payable for Investment Securities Purchased	113	5,785	181	8,777	–
Payable for Financing Transactions	–	–	–	–	–
Futures / Cleared Swap Variation Margin	–	–	–	–	–
Outstanding Options Written, at Value (6)	–	–	–	–	–
Payable to Custodian	–	19	–	–	–
Outstanding Swap Contracts, at Value (9)	–	–	–	–	–
Payable for Foreign Currency	–	6	–	1	–
Collateral from Counterparty	–	–	–	–	–
Investment Advisory Fees	349	398	821	555	112
Deferred Income for Financing Transactions	–	–	–	–	–
Accrued Expenses	85	83	141	123	36

Total Liabilities	680	6,400	1,793	9,586	1,472

Net Assets	$697,581	$658,005	$1,927,673	$718,281	$439,438

Represented By:
Aggregate Paid in Capital (10) (11)	$571,330	$541,705	$1,575,554	$618,229	$439,438
Undistributed Net Investment Income (Loss)	9,025	10,078	45,322	9,186	–
Undistributed Accumulated Net Realized Gain (Loss)	(21,257)	(9,319)	(25,639)	(18,871)	–
Net Unrealized Appreciation (Depreciation)	138,483	115,541	332,436	109,737	–

Net Assets for Shares Outstanding (10) (11)	$697,581	$658,005	$1,927,673	$718,281	$439,438

Net Asset Value, Offering and Redemption Price per Share	$1.59	$1.04	$1.91	$1.10	$1.00

(1) Unaffiliated Investments, at Cost	$557,427	$543,861	$1,592,392	$615,445	$270,906
(2) Affiliated Investments, at Cost	–	–	–	–	–
(3) Investments in Repurchase Agreements, at Cost	–	–	–	–	169,500
(4) Foreign Currency, at Cost	11	–	–	890	–
(6) Premiums Received on Options Written	–	–	–	–	–
(8) Premiums Paid on Swap Contracts	–	–	–	–	–
(9) Premiums Received on Swap Contracts	–	–	–	–	–
(10) Shares Outstanding	437,728	633,878	1,006,655	650,179	439,436
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	3,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities	191

Short-Term Bond Portfolio	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$293,229	$3,185,850	$156,437	$390,980	$799,287	$824,677	$140,999	$16,774
–	–	–	–	–	–	2,137,429	257,115
–	–	–	–	–	3,500	–	–
–	–	–	–	–	172	–	–
–	–	–	–	–	540	–	–
–	–	1,272	11	–	10,172	–	–
169	458	17	13,166	815	811	139	60
1	246,334	5,796	–	–	1,736	48,091	6,511
–	–	88,344	–	–	–	–	–
18	–	1	26	–	151	–	–
–	–	–	1,050	–	92	–	–
–	–	–	–	–	719	–	–
4	22	1	3	6	6	17	2
1,321	14,876	1,039	1,855	12,298	10,461	70	7

294,742	3,447,540	252,907	407,091	812,406	853,037	2,326,745	280,469

52	564	106	78	174	346	1,091	5
1,025	502,180	10,630	–	–	1,693	18,000	3,200
–	–	125,885	–	–	–	–	–
11	–	40	59	–	339	41	11
–	–	–	–	–	65	–	–
–	19	–	–	–	–	–	–
–	–	–	4,088	–	518	–	–
–	–	–	76	–	3,715	–	–
–	–	418	860	–	4,785	–	–
83	731	46	162	287	494	98	12
–	–	25	–	–	–	–	–
57	112	44	57	67	101	45	28

1,228	503,606	137,194	5,380	528	12,056	19,275	3,256

$293,514	$2,943,934	$115,713	$401,711	$811,878	$840,981	$2,307,470	$277,213

$292,105	$2,893,298	$116,407	$398,393	$761,351	$812,642	$2,034,004	$237,227
4,647	67,846	2,221	7,085	43,280	21,941	52,700	5,391
(2,613)	(13,391)	(2,333)	(4,330)	(4,975)	(14,529)	48,573	7,234
(625)	(3,819)	(582)	563	12,222	20,927	172,193	27,361

$293,514	$2,943,934	$115,713 $	401,711	$811,878	$840,981	$2,307,470	$277,213

$1.03	$1.26	$1.08 $	1.11	$0.75	$1.09	$1.47	$1.21

$293,765	$3,189,669	$157,066	$387,543	$787,065	$802,355	$139,688	$16,656
–	–	–	–	–	–	1,966,484	229,872
–	–	–	–	–	3,500	–	–
–	–	–	–	–	527	–	–
–	–	–	–	–	65	–	–
–	–	442	1	–	5,198	–	–
–	–	27	–	–	2,478	–	–
284,254	2,341,746	107,336	360,339	1,087,909	768,811	1,564,464	229,599
2,000,000	6,000,000	2,000,000	2,000,000	3,000,000	2,000,000	4,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

192	Statements of Assets and Liabilities

Statement of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2017 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio	Large Company Value Portfolio
Investment Income
Income
Interest (1)	$113	$65	$5	$110	$395	$16
Unaffiliated Dividends (1)	10,853	11,216	11,243	2,585	59,167	5,666

Total Income	10,966	11,281	11,248	2,695	59,562	5,682

Expenses
Investment Advisory Fees	3,808	6,435	2,395	1,310	5,891	1,374
Custodian Fees	4	3	4	3	26	26
Shareholder Reporting Fees	32	43	23	7	76	7
Audit Fees	27	27	27	24	42	28
Valuation Services	1	-	1	1	5	1
Compliance Fees	8	8	7	6	13	6
Directors Fees	43	40	39	34	72	34
Professional Fees	10	10	11	9	15	9
Trade Name Fees	-	-	-	-	132	-
Other Expenses	11	11	7	2	33	3

Total Expenses	3,944	6,577	2,514	1,396	6,305	1,488

Less Waived Fees:
Paid by Affiliate	(96)	(1,076)	(31)	-	(189)	(46)
Paid Indirectly	-	-	(1)	-	(1)	(1)

Net Expenses	3,848	5,501	2,482	1,396	6,115	1,441

Net Investment Income (Loss)	7,118	5,780	8,766	1,299	53,447	4,241
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	105,442	25,025	167,854	8,073	25,799	14,406
Futures Contracts	-	-	-	-	6,699	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	-	(659)

Net Realized Gain (Loss) on Investments	105,442	25,025	167,854	8,073	32,498	13,747

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	84,809	219,761	(52,818)	20,698	488,162	3,111
Affiliated Investment Securities	-	-	-	-	-	-
Futures Contracts	-	-	-	-	300	-
Swap Contracts	-	-	-	-	-	-
Foreign Currency Transactions	-	-	-	-	-	(148)

Net Change in Unrealized Appreciation (Depreciation) of Investments	84,809	219,761	(52,818)	20,698	488,462	2,963

Net Gain (Loss) on Investments	190,251	244,786	115,036	28,771	520,960	16,710

Net Increase (Decrease) in Net Assets Resulting from Operations	$197,369	$250,566	$123,802	$30,070	$574,407	$20,951

(1) Net of Foreign Tax	$-	$371	$529	$82	$-	$68

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Operations	193

Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio	International Growth Portfolio	Research International Core Portfolio

$68	$175	$133	$187	$138	$59	$126	$28	$81	$49
18,484	21,399	6,942	11,983	13,539	3,159	2,536	9,049	12,330	14,817

18,552	21,574	7,075	12,170	13,677	3,218	2,662	9,077	12,411	14,866

4,008	5,108	5,459	2,063	4,565	3,159	486	5,414	3,780	4,612
2	37	8	17	35	9	36	23	220	251
38	41	40	48	52	43	20	59	56	43
28	32	29	26	28	27	24	27	29	28
-	5	1	4	2	1	6	1	-	-
8	8	9	8	7	7	6	7	7	7
40	41	46	40	36	38	33	39	39	38
9	9	11	10	9	9	10	9	28	27
-	-	-	84	-	-	19	-	-	-
9	10	13	10	7	8	2	8	7	7

4,142	5,291	5,616	2,310	4,741	3,301	642	5,587	4,166	5,013

(69)	(222)	(10)	(163)	(681)	-	-	(68)	-	(291)
-	(29)	-	(1)	-	-	(1)	(20)	-	-

4,073	5,040	5,606	2,146	4,060	3,301	641	5,499	4,166	4,722

14,479	16,534	1,469	10,024	9,617	(83)	2,021	3,578	8,245	10,144

28,658	60,785	199,647	57,168	49,681	51,269	9,989	46,804	(472)	12,154
-	(5)	-	1,126	-	-	-	-	-	-
-	-	-	-	-	-	1,359	-	-	-
-	39	(7)	-	(632)	-	-	-	(6)	84

28,658	60,819	199,640	58,294	49,049	51,269	11,348	46,804	(478)	12,238

57,061	45,349	(8,354)	54,777	1,915	63,084	11,347	20,016	151,263	119,890
-	-	-	-	-	-	-	-	-	-
-	-	-	424	-	-	-	-	-	-
-	-	-	-	-	-	60	-	-	-
-	5	-	-	(208)	-	-	-	132	124

57,061	45,354	(8,354)	55,201	1,707	63,084	11,407	20,016	151,395	120,014

85,719	106,173	191,286	113,495	50,756	114,353	22,755	66,820	150,917	132,252

$100,198	$122,707	$192,755	$123,519	$60,373	$114,270	$24,776	$70,398	$159,162	$142,396

$-	$314	$3	$8	$141	$-	$-	$18	$362	$417

The Accompanying Notes are an Integral Part of the Financial Statements.

194	Statement of Operations

Statement of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2017 (in thousands)

	International Equity Portfolio	Emerging Markets Equity Portfolio	Government Money Market Portfolio	Short-Term Bond Portfolio	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio
Investment Income
Income
Interest (1)	$344	$73	$4,297	$5,679	$71,194	$4,046
Unaffiliated Dividends (1)	53,218	16,682	-	-	-	1
Affiliated Dividends	-	-	-	-	-	-

Total Income	53,562	16,755	4,297	5,679	71,194	4,047

Expenses
Investment Advisory Fees	11,833	6,794	1,406	942	8,692	625
Custodian Fees	522	404	14	28	69	10
Shareholder Reporting Fees	100	97	18	24	72	9
Audit Fees	32	28	26	30	39	39
Valuation Services	-	-	3	95	129	23
Compliance Fees	10	7	7	7	12	6
Directors Fees	56	38	38	34	61	33
Professional Fees	29	46	10	10	15	14
Trade Name Fees	-	2	-	-	-	-
Interest Expense	-	-	-	-	-	304
Other Expenses	22	3	5	3	37	3

Total Expenses	12,604	7,419	1,527	1,173	9,126	1,066

Less Waived Fees:
Paid by Affiliate	(2,384)	(765)	-	-	(179)	(21)
Paid Indirectly	-	-	-	(4)	-	(1)

Net Expenses	10,220	6,654	1,527	1,169	8,947	1,044

Net Investment Income (Loss)	43,342	10,101	2,770	4,510	62,247	3,003
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	44,879	30,152	5	87	9,220	(73)
Affiliated Investment Securities	-	-	-	-	-	-
Futures Contracts	-	-	-	(354)	-	50
Options Written	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	816
Foreign Currency Transactions	93	(451)	-	11	-	-

Net Realized Gain (Loss) on Investments	44,972	29,701	5	(256)	9,220	793

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	269,671	109,971	-	(577)	31,121	6,265
Affiliated Investment Securities	-	-	-	-	-	-
Futures Contracts	-	-	-	(92)	-	76
Options Written	-	-	-	-	-	-
Swap Contracts	-	-	-	-	-	(1,053)
Foreign Currency Transactions	240	(2)	-	-	-	-

Net Change in Unrealized Appreciation (Depreciation) of Investments	269,911	109,969	-	(669)	31,121	5,288

Net Gain (Loss) on Investments	314,883	139,670	5	(925)	40,341	6,081

Net Increase (Decrease) in Net Assets Resulting from Operations	$358,225	$149,771	$2,775	$3,585	$102,588	$9,084

(1) Net of Foreign Tax	$1,742	$532	$-	$3	$6	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Operations	195

Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio	Balanced Portfolio	Asset Allocation Portfolio

$9,270	$46,838	$37,112	$1,097	$129
-	-	7	1,367	294
-	-	-	38,348	4,256

9,270	46,838	37,119	40,812	4,679

1,915	3,308	5,971	6,784	1,409
28	11	86	40	18
44	64	49	29	9
28	41	45	37	28
71	93	131	2	2
7	8	8	12	7
35	40	38	65	35
11	10	14	13	9
-	-	-	-	-
-	-	-	-	-
3	9	9	29	3

2,142	3,584	6,351	7,011	1,520

(136)	-	(571)	(5,653)	(1,276)
-	-	-	(2)	-

2,006	3,584	5,780	1,356	244

7,264	43,254	31,339	39,456	4,435

1,104	5,357	2,234	2,537	769
-	-	-	60,143	7,297
(1,636)	-	2,677	624	278
-	-	720	-	-
(975)	-	1,771	-	-
(553)	-	(10,008)	-	-

(2,060)	5,357	(2,606)	63,304	8,344

7,601	3,538	34,030	1,944	149
-	-	-	150,998	23,774
(8)	-	(266)	(63)	2
-	-	(152)	-	-
232	-	1,629	-	-
(245)	-	(3,366)	-	-

7,580	3,538	31,875	152,879	23,925

5,520	8,895	29,269	216,183	32,269

$12,784	$52,149	$60,608	$255,639	$36,704

$3	$-	$(3)	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

196	Statement of Operations

Statement of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(in thousands)

	Growth Stock Portfolio		Focused Appreciation Portfolio		Large Cap Core Stock Portfolio
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change in Net Assets
Operations
Net Investment Income (Loss)	$7,118	$8,054	$5,780	$6,368	$8,766	$9,903
Net Realized Gain (Loss) on Investments	105,442	41,844	25,025	16,541	167,854	(830)
Net Change in Unrealized Appreciation (Depreciation) of Investments	84,809	(29,832)	219,761	21,209	(52,818)	28,134

Net Increase (Decrease) in Net Assets Resulting from Operations	197,369	20,066	250,566	44,118	123,802	37,207

Distributions to Shareholders from:
Net Investment Income	(7,919)	(7,202)	(6,369)	(1,814)	(9,903)	(10,934)
Net Realized Gain on Investments	(41,619)	(80,811)	(16,079)	(214,229)	-	(9,149)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(49,538)	(88,013)	(22,448)	(216,043)	(9,903)	(20,083)

Capital Transactions:
Shares Sold	23,840	31,187	42,642	47,940	15,135	14,623
Reinvestment of Distributions Paid	49,538	88,014	22,448	216,043	9,903	20,083
Shares Redeemed	(99,335)	(73,622)	(119,623)	(99,095)	(60,855)	(46,746)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(25,957)	45,579	(54,533)	164,888	(35,817)	(12,040)

Total Increase (Decrease) in Net Assets	121,874	(22,368)	173,585	(7,037)	78,082	5,084
Net Assets
Beginning of Period	837,980	860,348	771,800	778,837	514,495	509,411

End of Period	$959,854	$837,980	$945,385	$771,800	$592,577	$514,495

Undistributed Net Investment Income (Loss)	$6,853	$8,019	$5,780	$6,369	$8,722	$9,903

Portfolio Share Transactions:
Shares Sold	8,407	11,811	17,606	20,183	8,587	9,409
Reinvestment of Distributions Paid	17,724	33,503	9,019	99,881	5,459	12,663
Shares Redeemed	(34,493)	(27,288)	(48,788)	(40,065)	(33,701)	(29,869)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(8,362)	18,026	(22,163)	79,999	(19,655)	(7,797)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Changes in Net Assets	197

Large Cap Blend Portfolio		Index 500 Stock Portfolio		Large Company Value Portfolio		Domestic Equity Portfolio		Equity Income Portfolio
For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

$1,299	$1,520	$53,447	$48,788	$4,241	$3,738	$14,479	$13,252	$16,534	$18,046
8,073	8,220	32,498	31,503	13,747	7,401	28,658	18,505	60,819	37,899
20,698	10,948	488,462	200,667	2,963	15,211	57,061	61,502	45,354	76,955

30,070	20,688	574,407	280,958	20,951	26,350	100,198	93,259	122,707	132,900

(1,520)	(1,635)	(52,281)	(46,095)	(3,917)	(3,178)	(12,408)	(12,521)	(17,838)	(15,268)
(8,213)	(12,029)	(30,749)	(52,413)	(7,833)	(16,812)	(18,505)	(25,926)	(37,935)	(39,660)

(9,733)	(13,664)	(83,030)	(98,508)	(11,750)	(19,990)	(30,913)	(38,447)	(55,773)	(54,928)

7,134	5,156	217,672	226,962	10,861	15,169	73,348	84,306	29,597	35,008
9,733	13,664	83,030	98,507	11,750	19,989	30,913	38,447	55,773	54,929
(25,736)	(14,933)	(248,856)	(215,258)	(27,749)	(20,174)	(75,273)	(67,083)	(106,073)	(102,523)

(8,869)	3,887	51,846	110,211	(5,138)	14,984	28,988	55,670	(20,703)	(12,586)

11,468	10,911	543,223	292,661	4,063	21,344	98,273	110,482	46,231	65,386

164,752	153,841	2,678,914	2,386,253	195,773	174,429	720,940	610,458	798,167	732,781

$176,220	$164,752	$3,222,137	$2,678,914	$199,836	$195,773	$819,213	$720,940	$844,398	$798,167

$1,299	$1,520	$53,108	$52,559	$3,613	$3,987	$14,479	$12,655	$16,447	$18,215

6,254	4,918	48,043	57,360	10,382	15,262	46,374	57,076	16,579	21,719
8,800	13,126	18,370	24,401	11,797	20,909	20,204	25,563	32,540	34,309
(22,159)	(14,175)	(54,718)	(54,324)	(26,318)	(20,739)	(47,254)	(45,433)	(59,237)	(63,374)

(7,105)	3,869	11,695	27,437	(4,139)	15,432	19,324	37,206	(10,118)	(7,346)

The Accompanying Notes are an Integral Part of the Financial Statements.

198	Statement of Changes in Net Assets

Statement of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(in thousands)

	Mid Cap Growth Stock Portfolio		Index 400 Stock Portfolio		Mid Cap Value Portfolio
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change in Net Assets
Operations
Net Investment Income (Loss)	$1,469	$2,845	$10,024	$9,004	$9,617	$7,787
Net Realized Gain (Loss) on Investments	199,640	(17,881)	58,294	48,093	49,049	18,620
Net Change in Unrealized Appreciation (Depreciation) of Investments	(8,354)	22,418	55,201	73,684	1,707	69,864

Net Increase (Decrease) in Net Assets Resulting from Operations	192,755	7,382	123,519	130,781	60,373	96,271

Distributions to Shareholders from:
Net Investment Income	(2,583)	(1,831)	(8,964)	(8,024)	(7,902)	(7,853)
Net Realized Gain on Investments	-	(79,591)	(47,765)	(52,210)	(19,110)	(35,261)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(2,583)	(81,422)	(56,729)	(60,234)	(27,012)	(43,114)

Capital Transactions:
Shares Sold	24,615	44,302	72,075	68,624	42,853	61,280
Reinvestment of Distributions Paid	2,583	81,422	56,729	60,234	27,012	43,114
Shares Redeemed	(103,333)	(93,440)	(72,192)	(60,649)	(56,819)	(49,567)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(76,135)	32,284	56,612	68,209	13,046	54,827

Total Increase (Decrease) in Net Assets	114,038	(41,756)	123,402	138,756	46,407	107,984
Net Assets
Beginning of Period	983,395	1,025,151	773,157	634,401	518,217	410,233

End of Period	$1,097,433	$983,395	$896,559	$773,157	$564,624	$518,217

Undistributed Net Investment Income (Loss)	$2,294	$2,582	$9,983	$8,968	$9,027	$8,105

Portfolio Share Transactions:
Shares Sold	7,810	14,709	35,541	37,613	24,158	37,185
Reinvestment of Distributions Paid	809	27,884	29,779	33,169	15,974	27,014
Shares Redeemed	(32,507)	(31,349)	(35,640)	(33,113)	(32,153)	(30,646)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(23,888)	11,244	29,680	37,669	7,979	33,553

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Changes in Net Assets	199

Small Cap Growth Stock Portfolio		Index 600 Stock Portfolio		Small Cap Value Portfolio		International Growth Portfolio		Research International Core Portfolio
For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

$(83)	$933	$2,021	$1,367	$3,578	$5,166	$8,245	$8,349	$10,144	$9,802
51,269	5,988	11,348	9,451	46,804	32,549	(478)	(16,270)	12,238	(18,551)
63,084	52,886	11,407	23,687	20,016	123,684	151,395	(9,407)	120,014	4,499

114,270	59,807	24,776	34,505	70,398	161,399	159,162	(17,328)	142,396	(4,250)

(625)	(1,158)	(3,771)	(793)	(4,984)	(5,244)	(8,203)	(5,957)	(9,827)	(8,773)
(6,457)	(51,660)	(6,956)	(6,350)	(33,520)	(70,226)	-	-	-	(4,342)

(7,082)	(52,818)	(10,727)	(7,143)	(38,504)	(75,470)	(8,203)	(5,957)	(9,827)	(13,115)

25,314	40,765	42,637	40,201	35,589	39,601	72,456	96,384	72,547	79,725
7,082	52,818	10,727	7,143	38,504	75,470	8,203	5,957	9,827	13,118
(56,735)	(50,452)	(18,948)	(14,816)	(80,582)	(68,140)	(57,159)	(41,247)	(56,587)	(74,224)

(24,339)	43,131	34,416	32,528	(6,489)	46,931	23,500	61,094	25,787	18,619

82,849	50,120	48,465	59,890	25,405	132,860	174,459	37,809	158,356	1,254

545,052	494,932	173,883	113,993	647,830	514,970	523,122	485,313	499,649	498,395

$627,901	$545,052	$222,348	$173,883	$673,235	$647,830	$697,581	$523,122	$658,005	$499,649

$-	$625	$3,400	$3,844	$3,487	$5,105	$9,025	$8,041	$10,078	$9,557

9,657	17,728	30,997	33,773	14,351	17,863	49,958	75,878	76,894	97,427
2,722	23,495	8,329	5,943	16,858	35,887	5,520	4,493	10,173	15,430
(21,694)	(22,126)	(13,768)	(12,440)	(33,318)	(30,845)	(39,225)	(32,466)	(59,961)	(89,855)

(9,315)	19,097	25,558	27,276	(2,109)	22,905	16,253	47,905	27,106	23,002

The Accompanying Notes are an Integral Part of the Financial Statements.

200	Statement of Changes in Net Assets

Statement of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(in thousands)

	International Equity Portfolio		Emerging Markets Equity Portfolio		Government Money Market Portfolio
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change in Net Assets
Operations
Net Investment Income (Loss)	$43,342	$41,400	$10,101	$6,039	$2,770	$536
Net Realized Gain (Loss) on Investments	44,972	(67,233)	29,701	(21,156)	5	39
Net Change in Unrealized Appreciation (Depreciation) of Investments	269,911	72,238	109,969	59,470	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	358,225	46,405	149,771	44,353	2,775	575

Distributions to Shareholders from:
Net Investment Income	(42,550)	(33,744)	(5,748)	(3,683)	(2,770)	(562)
Net Realized Gain on Investments	-	(20,770)	-	-	(5)	(39)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(42,550)	(54,514)	(5,748)	(3,683)	(2,775)	(601)

Capital Transactions:
Shares Sold	108,920	130,094	101,162	96,382	198,453	280,259
Reinvestment of Distributions Paid	42,550	54,514	5,748	3,683	2,774	601
Shares Redeemed	(167,739)	(154,180)	(54,452)	(63,232)	(263,423)	(224,486)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(16,269)	30,428	52,458	36,833	(62,196)	56,374

Total Increase (Decrease) in Net Assets	299,406	22,319	196,481	77,503	(62,196)	56,348
Net Assets
Beginning of Period	1,628,267	1,605,948	521,800	444,297	501,635	445,287

End of Period	$1,927,673	$1,628,267	$718,281	$521,800	$439,439	$501,635

Undistributed Net Investment Income (Loss)	$45,322	$42,171	$9,186	$5,746	$-	$3

Portfolio Share Transactions:
Shares Sold	60,655	84,805	99,983	116,570	198,452	280,259
Reinvestment of Distributions Paid	23,547	34,678	5,490	4,084	2,774	601
Shares Redeemed	(93,626)	(99,670)	(53,874)	(74,182)	(263,423)	(224,486)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(9,424)	19,813	51,599	46,472	(62,197)	56,374

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Changes in Net Assets	201

Short-Term Bond Portfolio		Select Bond Portfolio		Long-Term U.S. Government Bond Portfolio		Inflation Protection Portfolio		High Yield Bond Portfolio
For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

$4,510	$3,390	$62,247	$54,899	$3,003	$2,670	$7,264	$4,658	$43,254	$43,038
(256)	(267)	9,220	33,412	793	6,286	(2,060)	(361)	5,357	(9,145)
(669)	1,009	31,121	(4,066)	5,288	(8,770)	7,580	9,070	3,538	66,202

3,585	4,132	102,588	84,245	9,084	186	12,784	13,367	52,149	100,095

(3,730)	(3,014)	(59,951)	(54,600)	(2,157)	(2,240)	(2,412)	(3,649)	(43,155)	(39,861)
-	-	(38,818)	(15,134)	(4,416)	(2,060)	(1,002)	-	-	-

(3,730)	(3,014)	(98,769)	(69,734)	(6,573)	(4,300)	(3,414)	(3,649)	(43,155)	(39,861)

52,650	55,068	261,713	306,188	16,641	31,985	90,861	64,335	61,646	90,495
3,730	3,014	98,769	69,734	6,573	4,300	3,414	3,649	43,155	39,861
(32,554)	(33,571)	(259,412)	(408,346)	(20,403)	(26,293)	(28,861)	(37,864)	(58,863)	(121,767)

23,826	24,511	101,070	(32,424)	2,811	9,992	65,414	30,120	45,938	8,589

23,681	25,629	104,889	(17,913)	5,322	5,878	74,784	39,838	54,931	68,823

269,833	244,204	2,839,045	2,856,958	110,391	104,513	326,927	287,089	756,947	688,124

$293,514	$269,833	$2,943,934	$2,839,045	$115,713	$110,391	$401,711	$326,927	$811,878	$756,947

$4,647	$3,730	$67,846	$59,282	$2,221	$2,138	$7,085	$2,241	$43,280	$43,156

50,772	53,074	206,659	238,149	15,440	27,499	82,521	59,146	81,679	126,073
3,610	2,912	78,952	54,056	6,189	3,571	3,121	3,314	58,635	55,133
(31,382)	(32,380)	(204,707)	(319,391)	(18,859)	(23,311)	(26,253)	(34,953)	(77,840)	(169,484)

23,000	23,606	80,904	(27,186)	2,770	7,759	59,389	27,507	62,474	11,722

The Accompanying Notes are an Integral Part of the Financial Statements.

202	Statement of Changes in Net Assets

Statement of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

(in thousands)

	Multi-Sector Bond Portfolio		Balanced Portfolio		Asset Allocation Portfolio
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change in Net Assets
Operations
Net Investment Income (Loss)	$31,339	$24,620	$39,456	$38,101	$4,435	$4,178
Net Realized Gain (Loss) on Investments	(2,606)	1,476	63,304	94,444	8,344	12,914
Net Change in Unrealized Appreciation (Depreciation) of Investments	31,875	38,528	152,879	7,764	23,925	1,493

Net Increase (Decrease) in Net Assets Resulting from Operations	60,608	64,624	255,639	140,309	36,704	18,585

Distributions to Shareholders from:
Net Investment Income	(30,040)	(29,034)	(49,621)	(49,667)	(5,486)	(5,868)
Net Realized Gain on Investments	-	-	(82,890)	(62,181)	(11,468)	(9,122)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(30,040)	(29,034)	(132,511)	(111,848)	(16,954)	(14,990)

Capital Transactions:
Shares Sold	153,044	124,597	110,602	112,327	17,526	12,710
Reinvestment of Distributions Paid	30,040	29,034	132,511	111,848	16,954	14,990
Shares Redeemed	(62,520)	(80,006)	(261,605)	(269,268)	(27,416)	(30,309)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	120,564	73,625	(18,492)	(45,093)	7,064	(2,609)

Total Increase (Decrease) in Net Assets	151,132	109,215	104,636	(16,632)	26,814	986
Net Assets
Beginning of Period	689,849	580,634	2,202,834	2,219,466	250,399	249,413

End of Period	$840,981	$689,849	$2,307,470	$2,202,834	$277,213	$250,399

Undistributed Net Investment Income (Loss)	$21,941	$29,247	$52,700	$49,621	$5,391	$5,486

Portfolio Share Transactions:
Shares Sold	140,652	119,181	76,125	80,453	14,931	11,471
Reinvestment of Distributions Paid	27,866	27,365	93,913	79,834	14,858	13,456
Shares Redeemed	(57,521)	(77,141)	(180,257)	(193,183)	(23,360)	(27,323)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	110,997	69,405	(10,219)	(32,896)	6,429	(2,396)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Changes in Net Assets	203

Statement of Cash Flows

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2017 (in thousands)

Long-Term U.S. Government Bond Portfolio
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,084
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash from Operating Activities Purchase of Investment Securities	(112,543)
Proceeds from Disposition of Investment Securities	102,275
Proceeds from Disposition (Purchase) of Short-Term Investments, net	(1,291)
Proceeds from (Payments for) Closed Futures Contracts and Cleared Swaps	165
Proceeds from (Payments for) Swap Contracts	(315)
Premiums Received for Options Written
Amortization (Accretion) of Premium/Discount, net	(88)
(Increase) Decrease in:
Cash Collateral for Derivative Positions	226
Receivable for Investment Securities Sold	8,546
Dividends and Interest Receivable	(201)
Increase (Decrease) in:
Payable for Investment Securities Purchased	(1,609)
Payable for Reverse Repurchase Agreement	(1,568)
Payable for Investment Advisory Fees	(6)
Accrued Expenses	21
Change in Net Unrealized (Appreciation) Depreciation of:
Investment Securities	(6,265)
Futures Contracts	(76)
Swap Contracts	1,053
Net Realized (Gain) Loss from:
Investment Securities	73
Futures Contracts	(50)
Options Written
Paydowns
Swap Contracts	(816)

Total Adjustments	(12,469)

Net Cash (Used in) Provided by Operating Activities	(3,385)

Cash Flows from Financing Activities
Cash Received from Financing Transactions	1,201,515
Cash (Used for) Financing Transactions	(1,200,750)
Proceeds from Capital Shares Sold	16,709
Payment on Capital Shares Redeemed	(20,317)

Net Cash (Used in) Provided by Financing Activities	(2,843)

Net Increase (Decrease) in Cash and Cash Equivalents	(6,228)
Cash and Cash Equivalents, Beginning of Period	6,228

Cash and Cash Equivalents, End of Period	$-

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $6,573.

Interest paid was $304 for the period ended December 31, 2017.

The Accompanying Notes are an Integral Part of the Financial Statements.

204	Statement of Cash Flows

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period
Growth Stock Portfolio
2017	$2.58	$0.02		$0.59	$0.61	$(0.03)		$(0.13)	$(0.16)	$3.03
2016	2.81	0.03		0.04	0.07	(0.02)		(0.28)	(0.30)	2.58
2015	2.87	0.02		0.15	0.17	(0.02)		(0.21)	(0.23)	2.81
2014	2.94	0.02		0.22	0.24	(0.02)		(0.29)	(0.31)	2.87
2013	2.35	0.02		0.78	0.80	(0.02)		(0.19)	(0.21)	2.94
Focused Appreciation Portfolio
2017	$2.08	$0.02		$0.68	$0.70	$(0.02)		$(0.05)	$(0.07)	$2.71
2016	2.68	0.02		0.17	0.19	(0.01)		(0.78)	(0.79)	2.08
2015	2.63	0.01		0.34	0.35	–		(0.30)	(0.30)	2.68
2014	2.69	0.00	(e)	0.22	0.22	(0.00	)(e)	(0.28)	(0.28)	2.63
2013	2.09	0.00	(e)	0.61	0.61	(0.01)		–	(0.01)	2.69
Large Cap Core Stock Portfolio
2017	$1.60	$0.03		$0.36	$0.39	$(0.03)		$–	$(0.03)	$1.96
2016	1.54	0.03		0.09	0.12	(0.03)		(0.03)	(0.06)	1.60
2015	1.65	0.03		(0.08)	(0.05)	(0.04)		(0.02)	(0.06)	1.54
2014	1.70	0.04		0.10	0.14	(0.03)		(0.16)	(0.19)	1.65
2013	1.34	0.03		0.35	0.38	(0.02)		–	(0.02)	1.70
Large Cap Blend Portfolio
2017	$1.07	$0.01		$0.20	$0.21	$(0.01)		$(0.06)	$(0.07)	$1.21
2016	1.03	0.01		0.12	0.13	(0.01)		(0.08)	(0.09)	1.07
2015	1.12	0.01		(0.03)	(0.02)	(0.01)		(0.06)	(0.07)	1.03
2014	1.04	0.01		0.11	0.12	(0.00	)(e)	(0.04)	(0.04)	1.12
2013	0.83	0.01		0.25	0.26	(0.01)		(0.04)	(0.05)	1.04
Index 500 Stock Portfolio
2017	$4.17	$0.08		$0.81	$0.89	$(0.08)		$(0.05)	$(0.13)	$4.93
2016	3.88	0.08		0.37	0.45	(0.07)		(0.09)	(0.16)	4.17
2015	3.98	0.07		(0.03)	0.04	(0.07)		(0.07)	(0.14)	3.88
2014	3.61	0.07		0.41	0.48	(0.06)		(0.05)	(0.11)	3.98
2013	2.84	0.06		0.84	0.90	(0.06)		(0.07)	(0.13)	3.61
Large Company Value Portfolio
2017	$1.02	$0.02		$0.08	$0.10	$(0.02)		$(0.04)	$(0.06)	$1.06
2016	0.99	0.02		0.12	0.14	(0.02)		(0.09)	(0.11)	1.02
2015	1.15	0.02		(0.06)	(0.04)	(0.02)		(0.10)	(0.12)	0.99
2014	1.07	0.02		0.12	0.14	–		(0.06)	(0.06)	1.15
2013	0.84	0.02		0.24	0.26	(0.01)		(0.02)	(0.03)	1.07
Domestic Equity Portfolio
2017	$1.54	$0.03		$0.18	$0.21	$(0.03)		$(0.04)	$(0.07)	$1.68
2016	1.41	0.03		0.19	0.22	(0.03)		(0.06)	(0.09)	1.54
2015	1.44	0.03		(0.03)	–	(0.03)		–	(0.03)	1.41
2014	1.29	0.03		0.14	0.17	(0.02)		–	(0.02)	1.44
2013	0.98	0.02		0.31	0.33	(0.02)		–	(0.02)	1.29

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	205

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

24.27%	$959,854	0.43%	0.42%	0.78%	57.70%
2.47	837,980	0.43	0.43	0.97	65.66
6.01	860,348	0.43	0.42	0.82	50.12
9.02	885,880	0.43	0.41	0.76	42.36
35.86	847,384	0.44	0.43	0.79	85.54

33.62%	$945,385	0.75%	0.63%	0.66%	3.50%
5.87	771,800	0.76	0.63	0.83	9.38
13.64	778,837	0.76	0.63	0.27	131.33
9.43	722,379	0.77	0.64	(0.02)	54.58
29.01	624,512	0.79	0.71	0.04	63.90

24.87%	$592,577	0.45%	0.44%	1.56%	100.72%
7.57	514,495	0.45	0.45	1.96	6.83
(3.06)	509,411	0.45	0.44	2.04	13.36
8.56	555,639	0.45	0.44	2.08	5.92
28.58	538,368	0.46	0.46	1.78	72.60

19.02%	$176,221	0.81%	0.81%	0.75%	16.09%
13.99	164,752	0.82	0.81	0.97	21.12
(2.42)	153,841	0.81	0.81	0.99	16.11
12.58	166,948	0.82	0.82	0.91	27.31
30.86	151,099	0.83	0.83	1.01	55.43

21.52%	$3,222,137	0.21%	0.21%	1.82%	2.92%
11.73	2,678,914	0.21	0.21	1.97	3.28
1.17	2,386,253	0.21	0.21	1.87	4.17
13.46	2,370,298	0.22	0.22	1.84	2.65
32.05	2,164,501	0.22	0.22	1.90	3.76

11.10%	$199,836	0.75%	0.73%	2.15%	53.45%
15.36	195,773	0.75	0.72	2.07	79.86
(3.85)	174,429	0.74	0.71	1.49	52.53
13.03	190,954	0.75	0.72	1.55	55.92
31.29	170,062	0.78	0.76	1.73	49.12

13.78%	$819,214	0.55%	0.54%	1.93%	12.37%
14.98	720,940	0.55	0.55	2.00	12.24
(0.09)	610,458	0.56	0.55	2.06	14.15
13.87	620,021	0.56	0.56	1.92	7.97
34.03	570,648	0.57	0.57	2.10	17.09

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

206	Financial Highlights

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distributions		Net Asset Value, End of Period
Equity Income Portfolio
2017	$1.72	$0.04		$0.23	$0.27	$(0.04)		$(0.09)		$(0.13)		$1.86
2016	1.56	0.04		0.24	0.28	(0.03)		(0.09)		(0.12)		1.72
2015	1.77	0.03		(0.14)	(0.11)	(0.03)		(0.07)		(0.10)		1.56
2014	1.72	0.03		0.10	0.13	(0.02)		(0.06)		(0.08)		1.77
2013	1.34	0.03		0.37	0.40	(0.02)		–		(0.02)		1.72
Mid Cap Growth Stock Portfolio
2017	$2.88	$0.00	(e)	$0.59	$0.59	$(0.01)		$–		$(0.01)		$3.46
2016	3.11	0.01		0.02	0.03	(0.01)		(0.25)		(0.26)		2.88
2015	3.40	0.01		0.02	0.03	(0.00	)(e)	(0.32)		(0.32)		3.11
2014	3.92	0.01		0.27	0.28	(0.01)		(0.79)		(0.80)		3.40
2013	3.26	0.02		0.80	0.82	(0.01)		(0.15)		(0.16)		3.92
Index 400 Stock Portfolio
2017	$1.96	$0.02		$0.27	$0.29	$(0.02)		$(0.12)		$(0.14)		$2.11
2016	1.77	0.02		0.33	0.35	(0.02)		(0.14)		(0.16)		1.96
2015	1.96	0.02		(0.07)	(0.05)	(0.02)		(0.12)		(0.14)		1.77
2014	1.90	0.02		0.15	0.17	(0.02)		(0.09)		(0.11)		1.96
2013	1.49	0.02		0.47	0.49	(0.02)		(0.06)		(0.08)		1.90
Mid Cap Value Portfolio
2017	$1.73	$0.03		$0.16	$0.19	$(0.03)		$(0.06)		$(0.09)		$1.83
2016	1.54	0.03		0.32	0.35	(0.03)		(0.13)		(0.16)		1.73
2015	1.77	0.02		(0.04)	(0.02)	(0.03)		(0.18)		(0.21)		1.54
2014	1.67	0.03		0.24	0.27	(0.02)		(0.15)		(0.17)		1.77
2013	1.30	0.02		0.37	0.39	(0.01)		(0.01)		(0.02)		1.67
Small Cap Growth Stock Portfolio
2017	$2.39	$0.00	(e)	$0.52	$0.52	$(0.00	)(e)	$(0.03)		$(0.03)		$2.88
2016	2.37	0.00	(e)	0.28	0.28	(0.01)		(0.25)		(0.26)		2.39
2015	2.50	0.01		(0.01)	–	(0.00	)(e)	(0.13)		(0.13)		2.37
2014	2.60	0.00	(e)	0.20	0.20	–		(0.30)		(0.30)		2.50
2013	1.88	0.00	(e)	0.73	0.73	(0.01)		–		(0.01)		2.60
Index 600 Stock Portfolio
2017	$1.36	$0.01		$0.16	$0.17	$(0.03)		$(0.05)		$(0.08)		$1.45
2016	1.13	0.01		0.29	0.30	(0.01)		(0.06)		(0.07)		1.36
2015	1.16	0.01		(0.04)	(0.03)	–		(0.00	)(e)	(0.00	)(e)	1.13
2014	1.33	0.01		0.06	0.07	(0.02)		(0.22)		(0.24)		1.16
2013	1.01	0.01		0.39	0.40	(0.04)		(0.04)		(0.08)		1.33
Small Cap Value Portfolio
2017	$2.42	$0.02		$0.25	$0.27	$(0.02)		$(0.13)		$(0.15)		$2.54
2016	2.10	0.02		0.61	0.63	(0.02)		(0.29)		(0.31)		2.42
2015	2.38	0.02		(0.14)	(0.12)	(0.02)		(0.14)		(0.16)		2.10
2014	2.45	0.02		(0.02)	0.00 (e)	(0.01)		(0.06)		(0.07)		2.38
2013	1.89	0.01		0.59	0.60	(0.03)		(0.01)		(0.04)		2.45

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	207

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

16.24%	$844,398	0.65%	0.62%	2.04%	21.27%
19.17	798,167	0.66	0.64	2.42	23.09
(6.74)	732,781	0.65	0.65	2.08	37.97
7.43	781,735	0.66	0.66	1.94	13.56
29.94	676,031	0.67	0.67	1.77	15.98

20.29%	$1,097,433	0.54%	0.54%	0.14%	148.03%
0.83	983,395	0.54	0.54	0.29	57.23
0.71	1,025,151	0.53	0.52	0.17	68.54
8.49	1,098,155	0.54	0.51	0.25	82.51
25.53	1,073,332	0.54	0.52	0.44	137.80

15.96%	$896,559	0.28%	0.26%	1.22%	18.08%
20.38	773,157	0.28	0.27	1.31	19.44
(2.38)	634,401	0.28	0.27	1.23	18.70
9.42	652,404	0.28	0.27	1.25	12.20
33.16	624,092	0.29	0.28	1.15	11.21

11.81%	$564,624	0.88%	0.76%	1.79%	46.45%
23.23	518,217	0.89	0.77	1.71	53.81
(1.33)	410,233	0.89	0.77	1.38	71.46
16.69	427,853	0.90	0.78	1.56	66.16
30.24	343,933	0.91	0.85	1.54	68.43

21.61%	$627,901	0.56%	0.56%	(0.01)%	43.11%
12.25	545,052	0.58	0.58	0.19	44.26
0.32	494,932	0.57	0.56	0.22	48.21
8.66	529,548	0.57	0.57	0.12	27.07
38.60	520,492	0.59	0.59	0.00	155.34

12.93%	$222,348	0.33%	0.33%	1.04%	36.46%
26.12	173,883	0.36	0.35	1.00	52.14
(2.35)	113,993	0.36	0.34	0.95	46.59
5.34	101,286	0.39	0.35	0.93	49.73
40.67	123,487	0.38	0.35	0.76	47.23

11.65%	$673,234	0.88%	0.86%	0.56%	14.51%
32.39	647,830	0.89	0.88	0.93	24.02
(5.45)	514,970	0.88	0.88	1.00	35.53
0.22	583,367	0.88	0.88	0.81	16.29
31.76	576,830	0.88	0.88	0.46	9.17

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

208	Financial Highlights

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments		Total Distributions		Net Asset Value, End of Period
International Growth Portfolio
2017	$1.24	$0.02		$0.35		$0.37	$(0.02)		$–		$(0.02)		$1.59
2016	1.30	0.02		(0.07)		(0.05)	(0.01)		–		(0.01)		1.24
2015	1.34	0.02		(0.04)		(0.02)	(0.02)		–		(0.02)		1.30
2014	1.43	0.02		(0.09)		(0.07)	(0.02)		–		(0.02)		1.34
2013	1.21	0.02		0.22		0.24	(0.02)		–		(0.02)		1.43
Research International Core Portfolio
2017	$0.82	$0.02		$0.22		$0.24	$(0.02)		$–		$(0.02)		$1.04
2016	0.85	0.02		(0.03)		(0.01)	(0.01)		(0.01)		(0.02)		0.82
2015	0.90	0.02		(0.03)		(0.01)	(0.02)		(0.02)		(0.04)		0.85
2014	0.99	0.02		(0.09)		(0.07)	(0.01)		(0.01)		(0.02)		0.90
2013	0.83	0.01		0.15		0.16	(0.00	)(e)	–		(0.00	)(e)	0.99
International Equity Portfolio
2017	$1.60	$0.04		$0.31		$0.35	$(0.04)		$–		$(0.04)		$1.91
2016	1.61	0.04		(0.00	)(e)	0.04	(0.03)		(0.02)		(0.05)		1.60
2015	1.77	0.04		(0.08)		(0.04)	(0.05)		(0.07)		(0.12)		1.61
2014	2.13	0.06		(0.24)		(0.18)	(0.04)		(0.14)		(0.18)		1.77
2013	1.79	0.04		0.34		0.38	(0.04)		(0.00	)(e)	(0.04)		2.13
Emerging Markets Equity Portfolio
2017	$0.87	$0.02		$0.22		$0.24	$(0.01)		$–		$(0.01)		$1.10
2016	0.80	0.01		0.07		0.08	(0.01)		–		(0.01)		0.87
2015	0.93	0.01		(0.13)		(0.12)	(0.01)		–		(0.01)		0.80
2014	0.99	0.01		(0.06)		(0.05)	(0.01)		0.00	(e)	(0.01)		0.93
2013	1.06	0.01		(0.07)		(0.06)	(0.01)		0.00	(e)	(0.01)		0.99
Government Money Market Portfolio
2017	$1.00	$0.01		$0.00	(e)	$0.01	$(0.01)		$(0.00	)(e)	$(0.01)		$1.00
2016	1.00	0.00	(e)	–		0.00 (e)	(0.00	)(e)	(0.00	)(e)	(0.00	)(e)	1.00
2015	1.00	0.00	(e)	–		0.00 (e)	(0.00	)(e)	(0.00	)(e)	(0.00	)(e)	1.00
2014	1.00	0.00	(e)	–		0.00 (e)	(0.00	)(e)	–		(0.00	)(e)	1.00
2013	1.00	0.00	(e)	–		0.00 (e)	(0.00	)(e)	–		(0.00	)(e)	1.00
Short-Term Bond Portfolio
2017	$1.03	$0.02		$(0.01)		$0.01	$(0.01)		$–		$(0.01)		$1.03
2016	1.03	0.01		–		0.01	(0.01)		–		(0.01)		1.03
2015	1.03	0.01		(0.00	)(e)	0.01	(0.01)		–		(0.01)		1.03
2014	1.03	0.01		–		0.01	(0.01)		–		(0.01)		1.03
2013	1.03	0.01		(0.01)		0.00 (e)	(0.00	)(e)	–		(0.00	)(e)	1.03
Select Bond Portfolio
2017	$1.26	$0.03		$0.02		$0.05	$(0.03)		$(0.02)		$(0.05)		$1.26
2016	1.25	0.02		0.03		0.05	(0.03)		(0.01)		(0.04)		1.26
2015	1.27	0.02		(0.01)		0.01	(0.02)		(0.01)		(0.03)		1.25
2014	1.23	0.02		0.05		0.07	(0.03)		–		(0.03)		1.27
2013	1.30	0.03		(0.05)		(0.02)	(0.03)		(0.02)		(0.05)		1.23

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	209

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

30.03%	$697,581	0.67%	0.67%	1.32%	19.52%
(3.41)	523,122	0.71	0.71	1.67	25.57
(1.73)	485,313	0.74	0.74	1.12	134.92
(4.52)	436,931	0.74	0.74	1.75	64.20
19.81	420,218	0.76	0.76	1.20	77.33

28.21%	$658,005	0.86%	0.81%	1.74%	27.88%
(1.12)	499,649	0.92	0.88	1.99	40.80
(1.11)	498,395	0.91	0.91	1.78	32.43
(6.71)	457,008	0.94	0.94	2.45	25.24
18.92	412,413	0.98	0.98	1.65	30.41

22.30%	$1,927,673	0.70%	0.57%	2.40%	20.68%
2.89	1,628,267	0.71	0.62	2.65	16.25
(2.21)	1,605,948	0.73	0.64	2.05	18.80
(8.80)	1,635,378	0.72	0.66	2.91	17.84
21.38	1,778,202	0.73	0.66	2.10	34.06

27.84%	$718,281	1.18%	1.06%	1.61%	98.21%
9.06	521,800	1.25	1.16	1.24	47.33
(12.24)	444,297	1.32	1.32	0.91	45.83
(6.25)	416,997	1.34	1.35	1.02	45.75
(5.15)	357,253	1.40	1.40	0.81	31.60

0.60%	$439,438	0.33%	0.33%	0.59%	–%
0.13	501,635	0.32	0.32	0.11	–
0.01	445,287	0.33	0.26	0.01	–
0.07	438,752	0.33	0.07	0.07	–
0.10	483,182	0.32	0.07	0.10	–

1.33%	$293,514	0.42%	0.41%	1.60%	45.77%
1.67	269,833	0.43	0.43	1.33	36.61
0.72	244,204	0.43	0.42	1.17	35.76
0.38	234,487	0.41	0.41	0.76	196.15
0.55	196,198	0.42	0.42	0.76	199.33

3.58%	$2,943,934	0.32%	0.31%	2.15%	390.26	%(g)
3.06	2,839,045	0.32	0.31	1.91	524.79	(g)
0.53	2,856,958	0.31	0.31	1.76	476.41	(g)
5.56	2,841,156	0.32	0.32	1.97	308.80	(g)
(2.16)	1,712,896	0.32	0.32	1.99	131.49	(g)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

210	Financial Highlights

Financial Highlights

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments		Total Distributions		Net Asset Value, End of Period
Long-Term U.S. Government Bond Portfolio
2017	$1.06	$0.03	$0.05	$0.08	$(0.02)	$(0.04)		$(0.06)		$1.08
2016	1.08	0.03	(0.01)	0.02	(0.02)	(0.02)		(0.04)		1.06
2015	1.12	0.03	(0.05)	(0.02)	(0.02)	–		(0.02)		1.08
2014	0.92	0.03	0.19	0.22	(0.02)	–		(0.02)		1.12
2013	1.07	0.03	(0.18)	(0.15)	0.00 (e)	(0.00	)(e)	(0.00	)(e)	0.92
Inflation Protection Portfolio
2017	$1.09	$0.02	$0.01	$0.03	$(0.01)	$(0.00	)(e)	$(0.01)		$1.11
2016	1.05	0.02	0.03	0.05	(0.01)	–		(0.01)		1.09
2015	1.10	0.01	(0.03)	(0.02)	(0.03)	–		(0.03)		1.05
2014	1.08	0.01	0.03	0.04	(0.01)	(0.01)		(0.02)		1.10
2013	1.22	0.01	(0.12)	(0.11)	(0.01)	(0.02)		(0.03)		1.08
High Yield Bond Portfolio
2017	$0.74	$0.04	$0.01	$0.05	$(0.04)	$–		$(0.04)		$0.75
2016	0.68	0.04	0.06	0.10	(0.04)	–		(0.04)		0.74
2015	0.72	0.04	(0.05)	(0.01)	(0.03)	–		(0.03)		0.68
2014	0.75	0.04	(0.03)	0.01	(0.04)	–		(0.04)		0.72
2013	0.75	0.04	–	0.04	(0.04)	–		(0.04)		0.75
Multi-Sector Bond Portfolio
2017	$1.05	$0.04	$0.04	$0.08	$(0.04)	$–		$(0.04)		$1.09
2016	0.99	0.04	0.07	0.11	(0.05)	–		(0.05)		1.05
2015	1.08	0.04	(0.05)	(0.01)	(0.06)	(0.02)		(0.08)		0.99
2014	1.08	0.04	(0.01)	0.03	(0.03)	–		(0.03)		1.08
2013	1.14	0.04	(0.05)	(0.01)	(0.04)	(0.01)		(0.05)		1.08
Balanced Portfolio
2017	$1.40	$0.03	$0.12	$0.15	$(0.03)	$(0.05)		$(0.08)		$1.47
2016	1.38	0.02	0.07	0.09	(0.03)	(0.04)		(0.07)		1.40
2015	1.48	0.02	(0.02)	–	(0.03)	(0.07)		(0.10)		1.38
2014	1.56	0.02	0.07	0.09	(0.04)	(0.13)		(0.17)		1.48
2013	1.51	0.03	0.14	0.17	(0.05)	(0.07)		(0.12)		1.56
Asset Allocation Portfolio
2017	$1.12	$0.02	$0.15	$0.17	$(0.03)	$(0.05)		$(0.08)		$1.21
2016	1.11	0.02	0.06	0.08	(0.03)	(0.04)		(0.07)		1.12
2015	1.20	0.02	(0.03)	(0.01)	(0.02)	(0.06)		(0.08)		1.11
2014	1.28	0.01	0.05	0.06	(0.03)	(0.11)		(0.14)		1.20
2013	1.13	0.02	0.17	0.19	(0.04)	–		(0.04)		1.28

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights	211

Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

8.28%	$115,713	0.94	%(s)	0.92	%(s)	2.64%	50.94	%(g)
1.09	110,391	0.77	(s)	0.77	(s)	2.19	126.34	(g
(1.47)	104,513	0.69	(s)	0.67	(s)	2.32	32.93	(g)
23.73	109,250	0.68	(s)	0.67	(s)	2.67	116.62	(g)
–	87,627	0.69	(s)	0.68	(s)	2.69	125.96	(g)

3.58%	$401,711	0.61%		0.57%		2.05%	20.82%
4.68	326,927	0.64		0.59		1.54	33.80
(2.20)	287,089	0.63		0.59		0.52	17.29
3.14	285,685	0.63		0.59		1.26	20.25
(8.33)	252,708	0.64		0.62		0.91	31.82

6.88%	$811,878	0.45%		0.45%		5.48%	31.59%
14.59	756,947	0.47		0.46		5.83	35.58
(1.36)	688,124	0.46		0.46		5.55	27.49
1.18	701,988	0.47		0.47		5.43	96.48
5.84	518,387	0.48		0.48		5.70	53.07

8.38%	$840,981	0.82%		0.75%		4.06%	48.84%
11.09	689,849	0.84		0.78		3.86	42.81
(2.22)	580,634	0.85		0.79		4.13	58.14	(g)
3.25	546,059	0.86		0.81		3.89	58.51	(g)
(1.58)	459,258	0.88		0.88		3.91	65.10	(g)

11.98%	$2,307,470	0.31	%(v)	0.06	%(v)	1.75%	16.58%
6.58	2,202,834	0.31	(v)	0.07	(v)	1.73	23.64
(0.12)	2,219,466	0.31	(v)	0.08	(v)	1.43	13.53
5.56	2,367,127	0.32	(v)	0.16	(v)	1.29	56.83	(g)(h)
12.08	2,366,285	0.32		0.32		1.91	112.58	(g)

14.87%	$277,213	0.57	%(v)	0.09	%(v)	1.68%	22.05%
7.79	250,399	0.58	(v)	0.09	(v)	1.69	25.59
(0.43)	249,413	0.58	(v)	0.08	(v)	1.47	15.36
5.15	266,409	0.62	(v)	0.23	(v)	1.13	39.50	(g)(h)
16.67	260,576	0.65		0.60		1.65	105.28	(g)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

(h)	Portfolio Turnover Rate excludes the impact of in kind transactions.

(s)	The ratios of gross expenses to average net assets and net expenses to average net assets include interest expense. Excluding interest expense, the ratios would be 0.67% and 0.66% respectively for the period ended December 31, 2017, 0.64% and 0.64% respectively for the period ended December 31, 2016, 0.67% and 0.64% respectively in 2015, 0.67% and 0.65% respectively in 2014, and 0.67% and 0.65% respectively in 2013.

(v)	The ratios do not reflect the fund of fund’s proportionate share of income and expenses of the underlying investee funds.

The Accompanying Notes are an Integral Part of the Financial Statements.

212	Financial Highlights

Notes to Financial Statements

Note 1. Organization

Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is also considered an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Series Fund consists of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (each, a “Portfolio” or collectively, the “Portfolios”). All of the outstanding shares of each Portfolio are held by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) for its segregated asset accounts (either directly or indirectly through one or more underlying Portfolios operating as affiliated fund of funds).

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Foreign Income and Capital Gains Taxes — The Portfolios may be subject to income taxes imposed by certain countries in which they invest. Foreign withholding taxes on dividends and interest are netted against income and separately disclosed in the Statements of Operations.

Some of the Portfolios may be subject to capital gains taxes imposed by certain countries in which they invest. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

C. Federal Income Taxes — The Portfolios’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their respective shareholders. The Portfolios also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax, as applicable, on distributable income and gains.

In accordance with the authoritative guidance for uncertainty in income taxes, management of the Series Fund has reviewed all open tax years (2014 to 2017) for major jurisdictions and concluded there was no material impact to the Portfolios’ net assets or results of operations. There is no material tax liability relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

D. Distributions — Dividends from net investment income and net realized capital gains are declared and paid each business day for the Government Money Market Portfolio and at least annually for the remaining Portfolios, when applicable. During 2017 and 2016, the Government Money Market Portfolio utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

E. Other — The Portfolios record security transactions on trade date. The basis for determining cost on sale of securities is identified cost. Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from issuers is available. Where applicable, dividends are recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized using the effective interest method. Expenses directly attributable to a Portfolio are incurred by the respective Portfolio. Expenses that are not directly attributable to one or more Portfolios are allocated among applicable Portfolios on an equitable and consistent basis considering such things as the nature

Notes to Financial Statements	213

Notes to Financial Statements

and type of expenses and the relative net assets of the Portfolios. The Portfolios consider highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in the short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as a payable to custodian.

F. New Accounting Pronouncements — In August 2016, the FASB issued an Accounting Standards Update (“ASU”) 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. Management is currently evaluating the impact that adopting both ASU 2016-15 and ASU 2016-18 will have on the financial statements.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Note 3. Security Valuation

For purposes of calculating a net asset value, Portfolio securities and other assets are valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day during which the Exchange is open for trading.

The Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Codification defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of asset and liability, which segregates fair value measurements into levels. A summary of the fair value hierarchy is described below:

•	Level 1 — fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives

•	Level 2 — fair value is determined by other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and other data used in fair valuation)

•	Level 3 — fair value is determined by significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value)

The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Portfolios’ perceived risk of that instrument.

The following is a description of the valuation techniques and significant inputs used in determining the value of the Portfolios’ investments classified as Level 1 and Level 2 in the fair value hierarchy:

•	Equity securities (common and preferred stock) for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Equity securities traded only in the over-the-counter market and not on a securities exchange are valued at the last sale price or closing bid price, if no sales have occurred. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Additionally, for foreign securities, fair value procedures are used if a significant event occurs between the close of the foreign market and the U.S. market close. The fair value price is reflected as Level 2 in the fair value hierarchy where applicable.

•

Fixed income securities, including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, and non-U.S. bonds are generally valued on the basis of service provider prices that use broker dealer quotations or valuation estimates from internal pricing models. The service providers’

214	Notes to Financial Statements

Notes to Financial Statements

internal models use inputs that are observable such as issuer details, interest rates, yield curves, call features, maturities, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•	Fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 in the fair value hierarchy.

•	Mortgage related and asset backed securities are generally issued as separate tranches, or classes, of securities within each deal. These securities are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage related and asset backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•	Investments in open-end mutual funds (including other Portfolios) are valued at the mutual fund’s closing net asset value per share and are categorized as Level 1 in the fair value hierarchy. Investments in privately held mutual funds are valued at the mutual fund’s closing net asset value per share and are categorized as Level 2 in the fair value hierarchy.

•	Money market investments, other than in the Government Money Market Portfolio, are generally valued by a pricing service. All securities in the Government Money Market Portfolio are valued using amortized cost, unless the current market value differs substantially from the amortized cost, at which time the securities are marked to market. Because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

•	Listed derivatives, such as futures or option contracts, which are actively traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation and are categorized as Level 1 in the fair value hierarchy.

•	Centrally cleared swaps are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 in the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate forward rate to produce the daily settlement price. These securities are categorized as Level 2 in the fair value hierarchy.

•	Over-the-counter financial derivatives, such as foreign currency contracts, futures contracts, options contracts, or swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Depending on the product and the terms of the transaction, the value of the derivatives can be estimated using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

The following is a description of the valuation techniques and significant inputs used in determining the value the Portfolios’ investments classified as Level 3 in the fair value hierarchy:

•	Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith in accordance with procedures adopted by the Series Fund’s Board of Directors (“Board”). Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g. trade information or broker quotes). The factors considered in reaching these values at December 31, 2017 included, but were not limited to, broker quotes, analysis of the likely outcome of pending litigation, liquidity, prepayment speed, duration and recoverability.

A table summarizing each Portfolio’s investments under this hierarchy is included following each Portfolio’s Schedule of Investments. Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in

Notes to Financial Statements	215

Notes to Financial Statements

investments’ valuation changes. The Portfolios recognize transfers between levels as of the end of the period. The amounts of transfers between Levels 1 and 2 are disclosed in the Notes to Schedules of Investments for the Portfolio. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. Additionally, U.S GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements, a Level 3 reconciliation and details of significant unobservable inputs have been included in the notes to the Schedule of Investments for Portfolios that have a material amount of Level 3 investments.

The Series Fund has adopted policies and procedures which govern the pricing of Portfolio securities. The Board has delegated the day-to-day responsibility for pricing Portfolio securities and other investments to Mason Street Advisors, LLC (“MSA”), the Portfolios’ investment adviser, Northwestern Mutual in its capacity as fund administrator, and State Street Bank and Trust Company in its capacity as fund accountant, subject to the oversight of a Pricing Committee appointed by the Board and comprised of representatives of MSA, Northwestern Mutual and Series Fund officers. The Pricing Committee is charged with the primary and day-to-day operational responsibility for executing the valuation process. The Pricing Committee has been delegated the authority to approve the override of any prices as permitted under the pricing procedures approved by the Board and any variances from these pricing procedures when appropriate. All such actions are subject to further review and approval by the Board at its next regular meeting.

Note 4. Securities and Other Investments

A. Delayed Delivery Transactions and When-Issued Securities — Certain Portfolios may engage in securities transactions on a when-issued or delayed delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed delivery purchases are outstanding, a Portfolio will earmark liquid assets on its records in amounts sufficient to meet the purchase price. A Portfolio may dispose of or renegotiate a delayed delivery transaction, which may result in a capital gain or loss.

B. Repurchase Agreements — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

C. Restricted Securities — Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from registration before being sold to the public. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

D. Foreign Currency Transactions — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize exchange rate risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios do not separately report the results of operations due to fluctuations in foreign exchange rates on investments from the changes arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

216	Notes to Financial Statements

Notes to Financial Statements

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

E. Mortgage Backed and Asset Backed Securities — Certain Portfolios may invest in mortgage backed securities, including collateralized mortgage obligations, and asset backed securities. Mortgage backed securities are interests in pools of residential or commercial mortgage loans and asset backed securities are interests in pools of other assets, including various types of loans and credit card receivables. These securities provide a monthly payment, consisting of both a principal and interest component. Interest payments may be based on either fixed rates or adjustable rates. Receipt of principal payment reduces the outstanding par amount of the security and may generate realized gains or losses. Yields on mortgage backed securities are affected by interest and prepayment rates, which, in turn, are influenced by a variety of economic, geographical, social and other factors. Maturities on mortgage backed securities represent stated maturity dates. Actual maturity dates may differ based on prepayment rates. Unlike mortgage backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage backed securities and asset backed securities issued by private issuers do not have a government or government sponsored entity guarantee. These issuers may provide credit enhancements through external entities such as financial institutions or through the structuring of the transaction itself. There is no guarantee that credit enhancements, if any, will be sufficient to prevent losses.

F. Inflation-Indexed Bonds — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the applicable Portfolio’s Statement of Operations even though investors do not receive their principal until maturity.

G. Short Sales — Certain Portfolios may enter into short sale transactions. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of December 31, 2017, there were no short positions held by any Portfolio.

H. Financing Transactions — Certain Portfolios may enter into financing transactions. In a financing transaction, the Portfolio transfers a security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. For U.S. GAAP purposes, a financing transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, the Portfolio is entitled to the interest on the security. The difference between the sale price and repurchase price is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the financing transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Financing transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

I. Loan Participation and Assignments — Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolios’ investments in a loan may be in the form of either actual participation in loans or assignments of all or part of the loans from third parties. A loan is often administered by a bank or other financial institution that acts as an agent for all holders. The agent administers the terms of the loan which are specified in the loan agreement. The Portfolios may invest in multiple series or tranches of a loan, each of which can have different terms and associated risks. The Portfolios generally do not have a right to enforce compliance with the terms of the loan agreement and as a result, the Portfolios may be subject to the credit risk of the borrower and lender that is selling the loan agreement. When the Portfolios purchase assignments from lenders they acquire direct rights against the borrower of the loan. The Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments can include lines of credit, which may require the Portfolios to grant additional cash to the borrower upon demand from the borrower. These unfunded loan commitments are in fact a future obligation in full,

Notes to Financial Statements	217

Notes to Financial Statements

although a percentage of the loan amount may not be utilized by the borrower. When investing in a loan, the Portfolios have the right to receive principal, interest and any fees from the lender selling the loan agreement and only when the payments are received by the lender from the borrower. There may also be a commitment fee due to the Portfolios based on the unused portion of the line of credit of the floating rate loan. In certain cases, the Portfolios may be entitled to a penalty fee if there was a prepayment of a floating rate loan by the borrower. Fees that are earned or paid will be reflected as interest income or interest expense on the Statements of Operations. For the period ended December 31, 2017, only the Multi Sector Bond Portfolio invested in loan participations and assignments. At December 31, 2017, there were no unfunded loan commitments outstanding.

J. Reverse Repurchase Agreements — Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. When effecting reverse repurchase transactions, the Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. As of December 31, 2017, there were no reverse repurchase agreements held by any Portfolio.

K. Zero Strike Warrants — Certain Portfolios may invest in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the Portfolio to gain exposure to common stocks in markets that place restrictions on direct investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent a Portfolio invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Note 5. Derivative Instruments

The Portfolios may use derivative instruments for various purposes, including as a cash management strategy, to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, to hedge exposure to a foreign currency, or as an alternative to direct investments. Because the Portfolios are required to account for derivative instruments at fair value and recognize changes in fair value through the Statements of Operations, the Portfolios’ derivatives do not qualify for hedge accounting treatment.

Certain Portfolios segregate cash to cover margin requirements for derivative positions. These amounts are denoted as “Cash Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

A. Futures Contracts — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

B. Forward Foreign Currency Contracts — The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

218	Notes to Financial Statements

Notes to Financial Statements

C. Options — Certain Portfolios may write call and put options on futures, swaps, securities or currencies they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase call and put options on futures, swaps, securities or currencies they own or in which they may invest. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium on the purchase of a put option but receives the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio purchases a call option, it is exposed to a decline in the price of the underlying security. Premiums paid are reflected in the Statements of Assets and Liabilities as an investment and are subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine realized gain or loss. The risk associated with a Portfolio purchasing call or put options is limited to the premium paid.

D. Swap Agreements — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, foreign currencies, investment style risk and credit risk or as an alternative to direct investing. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

Swaps are marked to market daily based upon quotations from market makers or values from third party vendors, which may include a registered commodities exchange, and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Daily changes in the valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period of the swap are reflected on the Statements of Assets and Liabilities. Upfront payments are amortized to realized gain or loss. Upon termination of the swap, unamortized upfront payments are recorded as realized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Interest Rate Swaps — Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive a set of cash flows, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal.

Total Return Swaps — Total return swap agreements involve commitments to pay or receive a financing rate in exchange for the total return of an underlying reference entity, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Notes to Financial Statements	219

Notes to Financial Statements

Credit Default Swaps — Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a cash payment equal to the notional value of the swap in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging market country. A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the corporate or sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default.

As a seller of protection, the Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally makes an upfront payment or pays a fixed rate of interest throughout the term of the swap provided that there is no credit event. The Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country serve as an indicator of the current status of the payment/performance risk and represent the likelihood of a credit event occurring. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and indicate a greater likelihood a credit event could occur as defined under the terms of the agreement. Open credit default swaps on corporate or sovereign issues and credit indices are disclosed in the Schedules of Investments.

If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will either pay to the buyer of the protection an amount equal to the notional value of the swap and may take delivery of the obligation or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the agreement. Notional amounts and fair market value of all credit default swap agreements outstanding for each Portfolio are disclosed in the footnotes to the Schedules of Investments. These maximum potential amounts would be partially offset by any recovery values of the referenced obligations, upfront payments received upon entering into the agreement, or net amounts received by the Portfolio from the settlement of credit default swap agreements purchasing protection for the same referenced obligation.

E. Derivative Disclosures – Derivative positions held by the Portfolios by contract type and primary risk exposure, including location on the Statement of Assets and Liabilities and value as of December 31, 2017, are (amounts in thousands):

	Asset Derivatives		Liability Derivatives
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Index 500 Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	$-	Payables – Futures Variation Margin	$149
Large Company Value Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	5	Payables – Foreign Currency Purchased	199
Index 400 Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	103
Mid Cap Value Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	8	Payables – Foreign Currency Purchased	292
Index 600 Portfolio
Total return contracts	Receivables – Outstanding Swaps Contracts, at Value	10	Payables – Outstanding Swaps Contracts, at Value	-
Research International Core Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	-	Payables – Foreign Currency Purchased	6
Emerging Markets Equity Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	1	Payables – Foreign Currency Purchased	1

220	Notes to Financial Statements

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Short-Term Bond Portfolio
Interest rate contracts	Receivables – Futures Variation Margin	$18	Payables – Futures Variation Margin	$11
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	Receivables – Futures Variation Margin	1	Payables – Futures Variation Margin	17
Interest rate contracts	Receivables – Cleared Swap Variation Margin	-	Payables – Cleared Swap Variation Margin	24
Inflation Protection Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	-	Payables – Foreign Currency Purchased	76
Interest rate contracts	Receivables – Futures Variation Margin	13	Payables – Futures Variation Margin	59
Other contracts	Receivables – Cleared Swap Variation Margin	13	Payables – Cleared Swap Variation Margin	-
Other contracts	Receivables – Outstanding Swaps Contracts, at Value	1,050	Payables – Outstanding Swaps Contracts, at Value	4,088
Multi-Sector Bond Portfolio
Credit contracts	Receivables – Outstanding Swaps Contracts, at Value	92	Payables – Outstanding Swaps Contracts, at Value	518
Credit contracts	Receivables – Cleared Swap Variation Margin	151	Payables – Cleared Swap Variation Margin	1
Foreign exchange contracts	Receivables – Foreign Currency Sold	719	Payables – Foreign Currency Purchased	3,715
Option contracts	Receivables – Options	-	Payables – Options	65
Interest rate contracts	Receivables – Futures Variation Margin	82	Payables – Futures Variation Margin	311
Interest rate contracts	Receivables – Cleared Swap Variation Margin	-	Payables – Cleared Swap Variation Margin	27
Balanced Portfolio
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	41
Asset Allocation Portfolio
Equity contracts	Receivables – Futures Variation Margin	-	Payables – Futures Variation Margin	11

Realized gains and losses on derivative instruments, by contract type and primary risk exposure, for the period ended December 31, 2017 are (amounts in thousands):

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$-	$6,699	$-	$-	$6,699
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	(659)	-	(659)
Equity Income Portfolio
Equity contracts	-	(5)	-	-	(5)
Index 400 Stock Portfolio
Equity contracts	-	1,126	-	-	1,126
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	(632)	-	(632)
Index 600 Stock Portfolio
Equity contracts	-	-	-	1,359	1,359
International Growth Portfolio
Foreign currency exchange contracts	-	-	(6)	-	(6)
Research International Core Portfolio
Foreign currency exchange contracts	-	-	84	-	84
International Equity Portfolio
Foreign currency exchange contracts	-	-	93	-	93
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	(451)	-	(451)
Short-Term Bond Portfolio
Interest rate contracts	-	(354)	-	-	(354)
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	-	50	-	816	866
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	(553)	-	(553)
Interest rate contracts	-	(1,636)	-	-	(1,636)
Other contracts	-	-	-	(975)	(975)

Notes to Financial Statements	221

Notes to Financial Statements

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Multi-Sector Bond Portfolio
Credit contracts	$-	$-	$-	$1,759	$1,759
Foreign currency exchange contracts	-	-	(10,008)	-	(10,008)
Interest rate contracts	720	2,677	-	12	3,409
Balanced Portfolio
Equity contracts	-	624	-	-	624
Asset Allocation Portfolio
Equity contracts	-	278	-	-	278

Change in unrealized appreciation and depreciation on derivative instruments, by contract type and primary risk exposure for the period ended December 31, 2017 are (amounts in thousands):

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options	Futures	Forward Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$-	$300	$-	$-	$300
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	(148)	-	(148)
Equity Income Portfolio
Foreign currency exchange contracts	-	-	5	-	5
Index 400 Stock Portfolio
Equity contracts	-	424	-	-	424
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	(208)	-	(208)
Index 600 Stock Portfolio
Interest Rate Contracts	-	-	-	60	60
International Growth Portfolio
Foreign currency exchange contracts	-	-	132	-	132
Research International Core Portfolio
Foreign currency exchange contracts	-	-	124	-	124
International Equity Portfolio
Foreign currency exchange contracts	-	-	240	-	240
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	(2)	-	(2)
Short-Term Bond Portfolio
Interest rate contracts	-	(92)	-	-	(92)
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	-	76	-	(1,053)	(977)
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	(245)	-	(245)
Interest rate contracts	-	(8)	-	-	(8)
Other contracts	-	-	-	232	232
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	1,183	1,183
Foreign currency exchange contracts	-	-	(3,366)	-	(3,366)
Interest rate contracts	(152)	(266)	-	446	28
Balanced Portfolio
Equity contracts	-	(63)	-	-	(63)
Asset Allocation Portfolio
Equity contracts	-	2	-	-	2

222	Notes to Financial Statements

Notes to Financial Statements

Volumes on derivative instruments by contract type and primary risk exposure, for the period ended December 31, 2017 are:

	Volume of Derivative Instruments Held
	Average Number of Contracts		Average Notional (Amounts in Thousands)
Portfolio	Exchange Traded Options	Futures	Forward Currency Contracts	Swaps	Over the Counter Options
Index 500 Stock Portfolio
Equity contracts	$-	$309	$-	$-	$-
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	11,923	-	-
Equity Income Portfolio
Foreign currency exchange contracts	-	-	40	-	-
Index 400 Stock Portfolio
Equity contracts	-	87	-	-	-
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	16,357	-	-
Index 600 Stock Portfolio
Interest rate contracts	-	-	-	12,278	-
Short-Term Bond Portfolio
Interest rate contracts	-	300	-	-	-
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	-	58	-	12,790	-
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	8,533	-	-
Interest rate contracts	-	502	-	-	-
Other contracts	-	-	-	112,750	-
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	98,149	-
Foreign currency exchange contracts	-	-	380,610	-	-
Interest rate contracts	210	1,326	-	305,320	110
Balanced Portfolio
Equity contracts	-	73	-	-	-
Asset Allocation Portfolio
Equity contracts	-	20	-	-	-

Note 6. Portfolio Risk

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolios’ income. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Master Netting Arrangements

The Portfolios are subject to various Master Agreements that govern the terms of certain transactions. Master Repurchase Agreements and Global Master Repurchase Agreements are in place that govern repurchase, reverse repurchase, and sale-buyback financing transactions. Master Securities Forward Transaction Agreements are in place that govern the settlement of certain forward settling transactions, including to-be-announced securities, delayed-delivery or sale-buyback financing transactions. Customer Account Agreements and related addenda are in place that govern certain cleared derivative transactions, including futures and cleared OTC derivatives. International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA agreements”) are in place that govern certain OTC financial derivative transactions. ISDA agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA agreement. The terms of Master Agreements may reduce counterparty risk with respect to transactions governed by the Master Agreement under certain circumstances.

Notes to Financial Statements	223

Notes to Financial Statements

Certain Portfolios have agreements with counterparties that contain provisions, or contingency features, that allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, certain agreements specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the Portfolio to terminate while a decline in the Portfolio’s net assets of more than a certain percentage would allow the counterparty to terminate. In such a situation, the counterparty involved would have the option to waive the triggering event or liquidate the affected positions pursuant to the terms of the related agreement. The aggregate amount of derivatives in a liability position is disclosed in Note 5.

Offsetting Assets and Liabilities

Certain Portfolios are parties to enforceable master netting or similar agreements which provide for the right of offset under certain circumstances. The Portfolios have made an accounting policy election not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities. As such, all financial and derivative instruments are presented on a gross basis on the Statements of Assets and Liabilities. The impacts of netting arrangements that provide the right to offset are detailed below (amounts in thousands). The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing transactions such as repurchase agreements and certain forward settling transactions can only be netted across transactions governed under the same Master Agreement with the same legal entity. For certain Portfolios, derivative amounts do not reconcile to the Statements of Assets and Liabilities due to the Statements of Assets and Liabilities including derivatives that are not covered under master netting or similar agreements. The amount of collateral, for the period ended December 31, 2017, has been limited such that the net amount cannot be less than zero.

Large Company Value Portfolio

Offsetting of Financial Assets and Derivative Assets
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency		$5	$-	$5

Financial Assets, Derivative Assets, and Collateral Held
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Morgan Stanley Capital Services	$5	$(5)	$-	$-

		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency		$199	$-	$199

Financial Liabilities, Derivative Liabilities, and Collateral Pledged
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Morgan Stanley Capital Services	$199	$(5)	$-	$194

224	Notes to Financial Statements

Notes to Financial Statements

Mid Cap Value Portfolio

Offsetting of Financial Assets and Derivative Assets
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency		$8	$-	$8

Financial Assets, Derivative Assets, and Collateral Held
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Morgan Stanley Capital Services	$8	$(8)	$-	$-

Offsetting of Financial Liabilities and Derivative Liabilities
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency		$292	$-	$292

Financial Liabilities, Derivative Liabilities, and Collateral Pledged
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Morgan Stanley Capital Services	$292	$(8)	$-	$285

Government Money Market Portfolio

Offsetting of Financial Assets and Derivative Assets
	(i)	(ii)	(iii) = (i) - (ii)
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$169,500	$-	$169,500

Financial Assets, Derivative Assets, and Collateral Held
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Bank of Nova Scotia.	$4,000	$(4,000)	$-	$-
BNP Paribas SA	11,000	(11,000)	-	-
Citigroup Global Markets.	20,000	(20,000)	-	-
Credit Agricole SA	20,000	(20,000)	-	-
Goldman Sachs International	20,000	(20,000)	-	-
HSBC Bank USA.	17,500	(17,500)	-	-
Mitsubishi UFJ Securities USA	10,000	(10,000)	-	-
Mizuho Bank	15,000	(15,000)	-	-
Natixis SA	22,000	(22,000)	-	-

Notes to Financial Statements	225

Notes to Financial Statements

Government Money Market Portfolio (continued)

Financial Assets, Derivative Assets, and Collateral Held (continued)
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
RBC Capital Markets	$10,000	$(10,000)	$-	$-
TD Securities USA	20,000	(20,000)	-	-

Total	$169,500	$(169,500)	$-	$-

Long-Term U.S. Government Bond Portfolio

Offsetting of Financial Liabilities and Derivative Liabilities
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Financing Transactions		$125,885	$-	$125,885

Total		$125,885	$-	$125,885

Financial Liabilities, Derivative Liabilities, and Collateral Pledged
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Barclays Capital	$3,325	$(3,323)	$-	$2
Goldman Sachs & Co.	88,353	(88,344)	-	9
Morgan Stanley & Co. LLC	34,207	(34,141)	-	66

Total	$125,885	$(125,808)	$-	$77

Inflation Protection Portfolio

Offsetting of Financial Assets and Derivative Assets
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Swaps		$1,050	$-	$1,050

Total		$1,050	$-	$1,050

Financial Assets, Derivative Assets, and Collateral Held
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Bank of America, N.A.	$36	$(36)	$-	$-
Goldman Sachs International	1,014	(75)	(860)	79

Total	$1,050	$(111)	$(860)	$79

226	Notes to Financial Statements

Notes to Financial Statements

Inflation Protection Portfolio (continued)

Offsetting of Financial Liabilities and Derivative Liabilities
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency		$76	$-	$76
Swaps		4,088	-	4,088

Total		$4,163	$-	$4,163

Financial Liabilities, Derivative Liabilities, and Collateral Pledged
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Bank of America, N.A.	$2,094	$(2,094)	$-	$-
Barclays Bank PLC	1,917	(1,684)	-	233
Goldman Sachs International	75	(75)	-	-
Morgan Stanley Capital Services	76	-	-	76

Total	$4,163	$(3,853)	$-	$309

Multi-Sector Bond Portfolio

Offsetting of Financial Assets and Derivative Assets
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency		$719	$-	$719
Repurchase Agreements		3,500	-	3,500
Swaps		92	-	92

Total		$4,311	$-	$4,311

Financial Assets, Derivative Assets, and Collateral Held
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Barclays Bank PLC.	$13	$(13)	$-	$-
Goldman Sachs International	208	(208)	-	-
HSBC Bank USA	122	(122)	-	-
JPMorgan Chase Bank, N.A.	3,607	(3,607)	-	-
UBS AG	360	(360)	-	-

Total	$4,310	$(3,998)	$-	$-

Offsetting of Financial Liabilities and Derivative Liabilities
		(i)	(ii)	(iii) = (i) - (ii)
Description		Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency		$3,715	$-	$3,715
Options		65	-	65
Swaps		518	-	518

Total		$4,298	$-	$4,298

Notes to Financial Statements	227

Notes to Financial Statements

Multi-Sector Bond Portfolio (continued)

Financial Liabilities, Derivative Liabilities, and Collateral Pledged
	(iii)	(iv)		(v) = (iii) - (iv)
		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Bank of America, N.A.	$507	$(263)	$-	$244
Barclays Bank PLC	278	(278)	-	-
BNP Paribas SA	74	(74)	-	-
Goldman Sachs International	1,286	(487)	-	799
HSBC Bank USA	279	(279)	-	-
JPMorgan Chase Bank, N.A.	153	(153)	-	-
Morgan Stanley Capital Services	9	-	-	9
Royal Bank of Canada	482	-	-	482
UBS AG	1,230	(900)	-	330

Total	$4,298	$(2,434)	$-	$1,864

Note 7. Investment Advisory, Sub-Advisory, and Compliance Fees

The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services to MSA, a wholly owned subsidiary of Northwestern Mutual. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
Index 500 Stock Portfolio	0.20%
Index 400 Stock Portfolio	0.25%
Mid Cap Value Portfolio	0.85%
Small Cap Value Portfolio	0.85%
Government Money Market Portfolio	0.30%
Select Bond Portfolio	0.30%
Balanced Portfolio	0.30%

For the other Portfolios, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Growth Stock Portfolio	0.60%	0.50%	0.40%
Large Cap Core Stock Portfolio	0.60%	0.50%	0.40%
Mid Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
Small Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
High Yield Bond Portfolio	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Focused Appreciation Portfolio	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Large Company Value Portfolio	0.72%	0.67%	0.62%
Domestic Equity Portfolio	0.65%	0.55%	0.50%
International Growth Portfolio	0.75%	0.65%	0.55%
Short-Term Bond Portfolio	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond Portfolio	0.555%	0.515%	0.495%
Inflation Protection Portfolio	0.58%	0.55%	0.49%
Multi-Sector Bond Portfolio	0.79%	0.78%	0.77%
Asset Allocation Portfolio	0.60%	0.50%	0.40%

228	Notes to Financial Statements

Notes to Financial Statements

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend Portfolio	0.77%	0.70%	0.62%	0.56%
Research International Core Portfolio	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess Over $500 Million
Equity Income Portfolio	0.65%	0.60%

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock Portfolio	0.25%	0.20%

Portfolio	First $50 Million	Excess Over $50 Million
International Equity Portfolio	0.85%	0.65%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over $1.0 Billion
Emerging Markets Equity Portfolio	1.14%	1.08%	0.96%	0.78%

MSA, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses and such non-recurring and extraordinary expenses as they may arise) will not exceed the following amounts:

Portfolio		Expiration
Focused Appreciation Portfolio	0.90%	April 30, 2018
Large Cap Blend Portfolio	0.85%	April 30, 2018
Large Company Value Portfolio	0.80%	April 30, 2018
Domestic Equity Portfolio	0.75%	April 30, 2018
Equity Income Portfolio	0.75%	April 30, 2018
Mid Cap Value Portfolio	1.00%	April 30, 2018
Index 600 Stock Portfolio	0.35%	April 30, 2018
Small Cap Value Portfolio	1.00%	April 30, 2018
International Growth Portfolio	1.10%	April 30, 2018
Research International Core Portfolio	1.15%	April 30, 2018
Emerging Markets Equity Portfolio	1.50%	April 30, 2018
Short-Term Bond Portfolio	0.45%	April 30, 2018
Long-Term U.S. Government Bond Portfolio	0.65%	April 30, 2018
Inflation Protection Portfolio	0.65%	April 30, 2018
Multi-Sector Bond Portfolio	0.90%	April 30, 2018
Asset Allocation Portfolio	0.75%	April 30, 2018

Growth Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, and 0.38% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Focused Appreciation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.66% on the Portfolio’s first $100 million of average net assets, 0.61% on the next $400 million, 0.60% on the next $500 million, and 0.57% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Large Cap Core Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, and 0.35% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Notes to Financial Statements	229

Notes to Financial Statements

Index 500 Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.20% on the Portfolio’s first $2 billion of average net assets, and 0.18% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Large Company Value Portfolio — For the period from January 1, 2017 through April 30, 2017, MSA agreed to waive a portion of its management fee such that the management fee was 0.68% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.59% on the next $250 million, and 0.57% on the average net assets in excess of $500 million. Effective May 1, 2017, MSA has agreed to waive a portion of its management fee such that the management fee is 0.70% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.59% on the next $250 million, and 0.57% on the average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Domestic Equity Portfolio — For the period from January 1, 2017 through April 30, 2017, MSA agreed to waive a portion of its management fee such that the management fee was 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% on the next $150 million, 0.50% on the next $250 million, and 0.48% on the average net assets in excess of $500 million. Effective May 1, 2017, MSA has agreed to waive a portion of its management fee such that the management fee is 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% on the next $150 million, 0.50% on the next $250 million, and 0.47% on the average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Equity Income Portfolio — For the period from January 1, 2017 through April 30, 2017, MSA agreed to waive a portion of its management fee such that the management fee was 0.65% on the Portfolio’s first $500 million of average net assets, 0.55% on the next $1 billion, and 0.52% on average net assets in excess of $1.5 billion. Effective May 1, 2017, MSA has agreed to waive a portion of its management fee such that the management fee is 0.63% on the Portfolio’s first $500 million of average net assets, 0.55% on the next $1 billion, and 0.52% on the average net assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Mid Cap Growth Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.80% on the Portfolio’s first $50 million, 0.65% on the next $50 million, 0.50% on the next $900 million, and 0.48% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Index 400 Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.25% on the Portfolio’s first $500 million and 0.20% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Mid Cap Value Portfolio — For the period from January 1, 2017 through April 30, 2017, MSA agreed to waive a portion of its management fee such that the management fee was 0.79% on the Portfolio’s first $150 million of average net assets, 0.70% on the next $350 million, and 0.68% on average net assets in excess of $500 million. Effective May 1, 2017, MSA has agreed to waive a portion of its management fee such that the management fee is 0.79% on the Portfolio’s first $150 million of average net assets, 0.70% on the next $350 million, and 0.67% on the average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Small Cap Value Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.85% on the Portfolio’s first $500 million of average net assets, and 0.80% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Research International Core Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.83% on the Portfolio’s first $150 million of average net assets, 0.77% of the next $150 million, 0.70% on the next $200 million, and 0.63% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

International Equity Portfolio — For the period from January 1, 2017 through April 30, 2017, MSA agreed to waive a portion of its management fee such that the management fee was 0.80% on the Portfolio’s first $50 million of average net assets, 0.60% on the next $450 million, 0.57% on the next $500 million, 0.50% on the next $500 million, and 0.45% on the average net assets in excess of $1.5 billion. Effective May 1, 2017, MSA has agreed to waive a portion of its management fee such that the management fee is 0.77% on the Portfolio’s first $50 million of average net assets, 0.57% on the next $450 million, 0.54% on the next $500 million, 0.47% on the next $500 million, and 0.42% on the average net assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

230	Notes to Financial Statements

Notes to Financial Statements

Emerging Markets Equity Portfolio — MSA has agreed to waive a portion of its management fee such that its management fee is 1.01% on the Portfolio’s first $250 million of average net assets, 0.93% on the next $250 million, 0.91% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Government Money Market Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.30% on the Portfolio’s first $500 million of average net assets, 0.29% on the next $500 million, and 0.28% in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2018. In addition, MSA has voluntarily agreed to waive its advisory fee and/or reimburse expenses in excess of the Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

Short-Term Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million, and 0.28% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Select Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.30% on the Portfolio’s first $2 billion of average net assets, and 0.28% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Long-Term U.S. Government Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.555% on the Portfolio’s first $100 million of average net assets, 0.515% on the next $150 million, 0.495% on the next $250 million, and 0.445% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Inflation Protection Portfolio — MSA agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.50% on the next $150 million, and 0.46% on average net assets in excess of $250 million. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

High Yield Bond Portfolio — MSA agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million, and 0.30% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Multi-Sector Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% on the next $150 million, 0.70% on the next $250 million, and 0.67% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Balanced Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.05% on all average net assets. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Asset Allocation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.05% on all average net assets. MSA may terminate this fee waiver agreement at any time after April 30, 2018.

Waivers are not recoupable in future periods.

Certain Portfolios pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. Expense offset arrangements are reflected as Waived Fees Paid Indirectly on the Statements of Operations.

Notes to Financial Statements	231

Notes to Financial Statements

With respect to certain Portfolios, MSA has engaged and oversees sub-advisers who manage the day-to-day investment operations of such Portfolios. MSA pays each sub-adviser a fee based on the average daily net assets of each such Portfolio out of its investment management fee.

Compliance fees are paid to Northwestern Mutual, an affiliate of the Series Fund. The compliance fees paid are for the compensation, benefits and expenses of the Chief Compliance Officer and compliance staff. The amounts paid relate only to the Chief Compliance Officer and compliance staffs’ duties and functions performed for the Series Fund.

Note 8. Federal Income Tax Matters

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to the tax treatment of deferred losses, corporate actions, passive foreign investment companies, and financing transactions.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities. Permanent differences primarily relate to character differences with respect to income on swaps, foreign currency transactions, foreign bond sales, passive foreign investment companies, corporate actions and paydowns on structured product investments.

A summary of the Portfolios’ capital loss carryovers as of December 31, 2017 is provided below:

	Short-Term Loss Carryover	Long-Term Loss Carryover	Losses Utilized	Losses Expired
	(Amounts in thousands)
Large Cap Core Stock Portfolio	$-	$-	$837	$-
Mid Cap Growth Stock Portfolio	-	-	16,965	-
International Growth Portfolio	16,110	2,426	-	7,111
Research International Core Portfolio	-	5,832	10,894	-
International Equity Portfolio	13,732	8,138	44,876	-
Emerging Markets Equity Portfolio	-	17,231	28,060	-
Short-Term Bond Portfolio	1,179	1,246	-	-
Select Bond Portfolio	2,235	414	-	-
Inflation Protection Portfolio	725	1,132	-	-
High Yield Bond Portfolio	-	4,975	5,331	19,925
Multi-Sector Bond Portfolio	13,094	-	6,249	-

Capital losses are carried forward indefinitely and retain the character of the original loss. These losses are deferred to the first day of the next fiscal year.

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the periods ended December 31, 2017 and 2016 was as follows:

	2017 Distributions Paid From:		2016 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
	(Amounts in thousands)
Growth Stock Portfolio	$7,919	$41,619	$7,202	$80,811
Focused Appreciation Portfolio	7,447	15,000	50,577	165,466
Large Cap Core Stock Portfolio	9,903	-	10,936	9,147
Large Cap Blend Portfolio	1,572	8,161	3,122	10,542
Index 500 Stock Portfolio	53,611	29,420	46,439	52,069
Large Company Value Portfolio	6,519	5,231	3,858	16,132
Domestic Equity Portfolio	16,927	13,986	12,521	25,926
Equity Income Portfolio	19,168	36,605	15,268	39,661
Mid Cap Growth Stock Portfolio	2,583	-	3,826	77,596
Index 400 Stock Portfolio	9,365	47,364	8,024	52,210
Mid Cap Value Portfolio	11,745	15,266	17,599	25,515
Small Cap Growth Stock Portfolio	625	6,457	3,262	49,556
Index 600 Stock Portfolio	5,210	5,517	1,140	6,003
Small Cap Value Portfolio	4,984	33,520	5,244	70,226
International Growth Portfolio	8,203	-	5,957	-

232	Notes to Financial Statements

Notes to Financial Statements

	2017 Distributions Paid From:		2016 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
	(Amounts in thousands)
Research International Core Portfolio	$9,827	$-	9,199	$3,916
International Equity Portfolio	42,550	-	33,744	20,770
Emerging Markets Equity Portfolio	5,748	-	3,683	-
Government Money Market Portfolio	2,770	5	611	2
Short-Term Bond Portfolio	3,730	-	3,014	-
Select Bond Portfolio	98,769	-	67,490	2,244
Long-Term U.S. Government Bond Portfolio	4,589	1,984	4,300	-
Inflation Protection Portfolio	3,414	-	3,649	-
High Yield Bond Portfolio	43,155	-	39,861	-
Multi-Sector Bond Portfolio	30,040	-	29,034	-
Balanced Portfolio	56,193	76,318	49,667	62,181
Asset Allocation Portfolio	6,212	10,741	5,868	9,122

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)
	(Amounts in thousands)
Growth Stock Portfolio	$19,285	$92,900	$-	$215,852
Focused Appreciation Portfolio	6,290	24,536	-	255,073
Large Cap Core Stock Portfolio	13,132	162,866	-	49,974
Large Cap Blend Portfolio	1,436	7,945	-	42,762
Index 500 Stock Portfolio	56,053	28,215	-	1,710,942
Large Company Value Portfolio	6,624	11,246	-	18,729
Domestic Equity Portfolio	16,392	26,745	-	233,858
Equity Income Portfolio	18,673	58,411	-	164,096
Mid Cap Growth Stock Portfolio	49,554	135,034	-	47,978
Index 400 Stock Portfolio	11,288	57,309	-	260,802
Mid Cap Value Portfolio	14,596	43,616	-	68,739
Small Cap Growth Stock Portfolio	6,699	44,317	-	157,467
Index 600 Stock Portfolio	5,864	7,520	-	44,836
Small Cap Value Portfolio	4,946	45,060	-	229,373
International Growth Portfolio	9,449	-	(18,536)	135,731
Research International Core Portfolio	10,585	-	(5,832)	112,138
International Equity Portfolio	45,977	-	(21,870)	328,607
Emerging Markets Equity Portfolio	9,192	-	(17,231)	109,096
Short-Term Bond Portfolio	4,647	-	(2,426)	(519)
Select Bond Portfolio	67,892	-	(2,649)	(14,575)
Long-Term U.S. Government Bond Portfolio	4,123	671	-	(5,323)
Inflation Protection Portfolio	7,026	-	(1,857)	647
High Yield Bond Portfolio	43,280	-	(4,975)	12,222
Multi-Sector Bond Portfolio	26,934	-	(13,094)	23,773
Balanced Portfolio	55,332	46,465	-	171,824
Asset Allocation Portfolio	6,104	6,578	-	27,315

Note 9. Voluntary Reimbursements

Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld attributable to the portion of the Portfolio owned by Northwestern Mutual. Reimbursements are recorded when foreign dividend taxes are accrued and are included in Unaffiliated Dividends on the Statement of Operations.

Voluntary reimbursements for the periods ended December 31, 2017 and 2016 are summarized below:

Portfolio	2017 Reimbursements	2016 Reimbursements
International Growth Portfolio	$972,733	$552,098
Research International Core Portfolio	1,277,132	726,889
International Equity Portfolio	3,938,457	3,444,135
Emerging Markets Equity Portfolio	991,056	736,438

Notes to Financial Statements	233

Notes to Financial Statements

Note 10. Guarantees

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss to be remote.

Note 11. Investment Income and Securities Transactions

For the period ended December 31, 2017, transactions in securities other than short term investments were:

Portfolio	Non U.S. Govt. Security Purchases	U.S. Govt. Security Purchases	Non U.S. Govt. Security Sales/ Maturities	U.S. Govt. Security Sales/ Maturities
	(Amount in thousands)
Growth Stock Portfolio	$517,252	$-	$583,214	$-
Focused Appreciation Portfolio	30,215	-	89,324	-
Large Cap Core Stock Portfolio	561,919	-	599,285	-
Large Cap Blend Portfolio	25,066	-	47,908	-
Index 500 Stock Portfolio	112,465	-	84,962	-
Large Company Value Portfolio	104,471	-	115,873	-
Domestic Equity Portfolio	122,647	-	92,305	-
Equity Income Portfolio	168,738	-	227,809	-
Mid Cap Growth Stock Portfolio	1,521,633	-	1,592,442	-
Index 400 Stock Portfolio	157,261	-	146,255	-
Mid Cap Value Portfolio	243,627	-	249,723	-
Small Cap Growth Stock Portfolio	249,918	-	275,985	-
Index 600 Stock Portfolio	92,038	-	67,012	-
Small Cap Value Portfolio	91,545	-	132,429	-
International Growth Portfolio	141,928	-	118,978	-
Research International Core Portfolio	179,396	-	159,797	-
International Equity Portfolio	363,510	-	391,936	-
Emerging Markets Equity Portfolio	626,462	-	603,516	-
Short-Term Bond Portfolio	137,570	40,263	102,294	23,378
Select Bond Portfolio	5,578,663	6,962,470	5,377,183	6,868,878
Long-Term U.S. Government Bond Portfolio	103	85,835	623	74,779
Inflation Protection Portfolio	68,089	59,546	41,977	28,839
High Yield Bond Portfolio	273,981	-	239,896	-
Multi-Sector Bond Portfolio	522,688	61,918	274,177	59,317
Balanced Portfolio	357,747	-	404,921	-
Asset Allocation Portfolio	58,312	-	55,679	-

Transactions with Affiliated Companies

An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities or which the Portfolio controls, is controlled by or with which the Portfolio is under common control. Transactions with affiliated companies during the period ended December 31, 2017 are as follows:

234	Notes to Financial Statements

Notes to Financial Statements

Portfolio	Value at 12/31/2016	Purchases	Sales	Value at 12/31/2017	Change in Unrealized Appreciation /Depreciation	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2017
				(Amount in thousands)
Balanced:
Growth Stock	$145,302	$8,100	$27,584	$151,087	$22,248	$3,021	$1,295	$6,805	15.7%
Focused Appreciation	70,124	1,923	16,880	75,676	18,418	2,092	546	1,378	8.0%
Large Cap Core Stock	72,644	1,318	14,103	75,636	13,314	2,464	1,318	-	12.8%
Large Cap Blend	75,542	4,285	13,282	75,787	6,813	2,428	669	3,616	43.0%
Large Company Value	78,481	4,486	11,007	75,686	2,811	915	1,495	2,990	37.9%
Domestic Equity	78,011	3,065	12,472	75,695	3,361	3,730	1,230	1,835	9.2%
Equity Income	80,130	5,186	16,243	75,677	4,136	2,467	1,659	3,528	9.0%
Mid Cap Growth Stock	102,724	281	11,500	111,510	21,147	(1,141)	281	-	10.2%
Mid Cap Value	112,334	5,877	11,500	113,530	5,275	1,543	1,719	4,158	20.1%
Small Cap Growth Stock	36,493	487	6,000	37,601	5,766	855	43	444	6.0%
Small Cap Value	40,066	14,757	6,000	50,129	1,082	224	324	2,182	7.4%
International Growth	36,675	5,598	-	53,067	10,794	-	598	-	7.6%
Research International Core	101,555	6,890	8,500	125,619	23,747	1,927	1,890	-	19.1%
International Equity	45,218	4,159	6,000	51,900	7,561	963	1,159	-	2.7%
Emerging Markets Equity	5,356	6,557	-	13,467	1,554	-	57	-	1.9%
Select Bond	833,447	27,175	72,000	790,177	737	817	16,495	10,680	26.8%
Inflation Protection	16,561	28,662	-	45,885	662	-	115	48	11.4%
High Yield Bond	135,098	7,455	5,000	139,300	1,572	174	7,455	-	17.2%

	$2,065,761	$136,261	$238,070	$2,137,429	$150,998	$22,479	$38,348	$37,664

Asset Allocation:
Growth Stock	$19,888	$1,165	$2,541	$22,019	$3,227	$281	$186	$979	2.3%
Focused Appreciation	9,569	876	2,273	11,034	2,628	234	78	198	1.2%
Large Cap Core Stock	11,259	213	1,554	12,405	2,212	275	213	-	2.1%
Large Cap Blend	11,708	693	1,434	12,428	1,191	268	108	585	7.1%
Large Company Value	11,091	645	1,233	11,030	424	104	215	430	5.5%
Domestic Equity	10,768	428	1,154	11,027	646	340	172	256	1.3%
Equity Income	11,152	745	1,803	11,030	659	277	238	507	1.3%
Mid Cap Growth Stock	13,907	38	600	16,133	2,813	(26)	38	-	1.5%
Mid Cap Value	15,156	793	600	16,348	892	107	232	561	2.9%
Small Cap Growth Stock	6,771	90	700	7,444	1,182	100	8	82	1.2%
Small Cap Value	7,424	2,214	700	9,237	272	26	60	404	1.4%
International Growth	5,706	2,296	-	9,716	1,714	-	96	-	1.4%
Research International Core	15,934	2,400	1,500	20,881	3,684	364	300	-	3.2%
International Equity	7,720	1,894	1,500	9,544	1,189	241	194	-	0.5%
Emerging Markets Equity	2,404	2,225	-	5,314	685	-	26	-	0.7%
Select Bond	50,467	1,519	8,500	43,628	41	101	922	597	1.5%
Inflation Protection	2,007	3,520	-	5,607	80	-	14	6	1.4%
High Yield Bond	20,200	1,855	-	22,290	235	-	1,156	-	2.7%

	$233,131	$23,611	$26,092	$257,115	$23,774	$2,692	$4,256	$4,605

The Series Fund and its Portfolios are permitted to purchase securities from, and sell securities to (so called “cross-trades”), (i) other Portfolios, (ii) any registered investment company which is an affiliate, or an affiliate of an affiliate, or (iii) any person which is an affiliate, or an affiliate of an affiliate, of the Series Fund or the Portfolio solely by reason of having a common investment adviser or sub-adviser (or affiliated investment advisers) or common directors and/or officers, pursuant to procedures adopted by the Board under Rule 17a-7 of the 1940 Act (“Procedures”). These Procedures have been designed to ensure that any cross-trade of securities by a Portfolio complies with Rule 17a-7 of the 1940 Act. Each cross-trade is effected at the current market price as defined under the Procedures. Pursuant to the Procedures, for the period ended December 31, 2017, the Series Fund Portfolios engaged in the following cross-trades (amounts in thousands):

Portfolio	Cross Trade Purchases
Large Cap Core Portfolio	$11,971
Large Company Value Portfolio	1,096
Mid Cap Growth Stock Portfolio	4,432
Mid Cap Value Portfolio	670
International Growth Portfolio	63,585
Research International Core Portfolio	4,922
Emerging Markets Equity Portfolio	6,462
High Yield Bond Portfolio	1,219

	Cross Trade Sales
Portfolio	Proceeds	Net Realized Gains (Losses) on Sales
Large Company Value Portfolio	$482	$(13)
Equity Income Portfolio	73	9
Mid Cap Growth Stock Portfolio	10,552	847
Mid Cap Value Portfolio	534	61
Small Cap Value Portfolio	780	(189)
International Growth Portfolio	89,223	110
Research International Core Portfolio	7,677	125
Emerging Markets Equity Portfolio	6,776	5

Notes to Financial Statements	235

Notes to Financial Statements

Note 12. Litigation

The Index 500 Stock, Small Cap Value and Equity Income Portfolios are among the defendants in two lawsuits relating to their receipt of proceeds from the 2007 Tribune Co. leveraged buy-out (“Tribune LBO”) transaction. One lawsuit, filed in a U.S. Bankruptcy Court by a group of unsecured creditors, asserts that the directors and officers of Tribune Co. intentionally defrauded Tribune creditors because Tribune was either insolvent or rendered insolvent by the transactions. Counsel for the Series Fund and other institutional defendants filed a motion to dismiss the intentional fraudulent transfer case in the Southern District of New York and the district court judge granted the motion to dismiss without leave to amend. The trustee’s counsel has filed a motion to certify the dismissal for appeal to the U.S. Court of Appeals for the Second Circuit. The other set of lawsuits, filed by a group of secured creditors in various U.S. federal courts, asserts that the transfer of proceeds to the above-noted Portfolios (and other shareholders) as part of the Tribune LBO were constructively fraudulent. Following the grant of a motion to dismiss the secured creditors’ constructive fraud claim by the District Court, the affirmation of that dismissal by the U.S. Court of Appeals for the Second Circuit, followed by a denial of a motion for reconsideration, the Plaintiffs requested review of the decision by the U.S. Supreme Court. A decision from the U.S. Supreme Court on the request for review is pending. The lawsuits allege no misconduct by the Portfolios or management, and management intends to vigorously defend all claims and allegations. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction, plus interest and attorneys’ fees and expenses. The value of the proceeds received by these Portfolios in 2007, and the percentage the proceeds represent of each Portfolio’s net assets as of December 31,2017, were: Index 500 Stock Portfolio $977,000 (0.03%) of net assets; Small Cap Value Portfolio $618,000 (0.09% of net assets); and Equity Income Portfolio $2,873,000 (0.34% of net assets). Management has not concluded that a loss is reasonably likely to occur, and therefore no loss accrual has been recorded.

In 2016, the Series Fund was a participant in an appraisal action relating to the share of Dell, Inc. (“Dell”) held by the Equity Income Portfolio. In consultation with T. Rowe Price Associates, Inc. (“T. Rowe Price”), the sub-adviser for the Equity Income Portfolio, the Equity Income Portfolio declined to receive consideration of $13.75 per share, plus a special dividend of $0.13 per share, in connection with a going private transaction approved by Dell shareholders in September 2013. Instead, the Portfolio was seeking an appraisal of the fair value of its Dell shares in the Delaware Chancery Court. Ultimately, the Chancery Court issued a finding that the correct value of the Dell shares at the time of the merger was $17.62 per share, or $3.87 over the merger price of $13.75. However, due to an inadvertent error in the voting process by T. Rowe Price, the Equity Income Portfolio lost the right to seek appraisal and benefit from the higher share valuation as determined by the Court, and was therefore only entitled to receive the consideration offered by Dell.

T. Rowe Price subsequently informed the Series Fund that they intended to reimburse the Equity Income Portfolio by an amount designed to put the Portfolio in the same position it would have been in had its valuation rights not been lost due to the voting error, and payment to the Portfolio was made in the amount of $2,084,801.77. The Series Fund also entered into a settlement agreement with Dell, under which it received the merger share price for the Dell Shares held by the Portfolio. Pursuant to the settlement agreement with T. Rowe Price, the Equity Income Portfolio is required to repay T. Rowe Price if the valuation decision is reversed or reduced on appeal. On December 14, 2017, the Delaware Supreme Court issued an opinion reversing the trial court’s judgment and remanding the case to the trial court for further proceedings. Although it is not clear how the trial court will eventually rule or what the ultimate valuation would be, the Supreme Court’s opinion strongly suggested that the trial court’s valuation of $17.62 would be reduced. Accordingly, a contingent liability has been recorded for $648,550 (the estimated amount of the reduction in value).

236	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Northwestern Mutual Series Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the “Fund”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, cash flows for the Long-Term U.S. Government Bond Portfolio for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, its cash flows for the Long-Term U.S. Government Bond Portfolio for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, WI

February 23, 2018

We have served as the auditor of one or more Portfolios in Northwestern Mutual Series Fund, Inc. since 1984.

The Accompanying Notes are an Integral Part of the Financial Statements.

Report of Independent Registered Public Accounting Firm	237

Proxy Voting and Portfolio Holdings (unaudited)

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q filings are available (i) on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.northwesternmutual.com.

238	Proxy Voting and Portfolio Holdings

Director and Officer Information (unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Series Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2017, except as otherwise noted. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal. A director shall retire at the end of the calendar year in which the first of the two events occurs: (i) he or she attains the age of seventy-three (73), or (ii) he or she has served a term or successive terms totaling thirteen (13) years, commencing on the date of his or her election or appointment to the Board. The statement of additional information contains additional information about Series Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors1

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held[1]
Miriam M. Allison 720 East Wisconsin Avenue Milwaukee, WI 53202 1947	Director	Since 2006	27	Director of Wasatch Funds, Inc. (19 portfolios)

Principal Occupation During Past 5 Years: Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.
Robert H. Huffman III 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	27	None

Principal Occupation During Past 5 Years: Since 2004, Co-Founder and Managing Partner of Relative Value Group, LLC, a registered investment adviser.
Christy L. Brown 720 East Wisconsin Avenue Milwaukee, WI 53202 1965	Director	Since 2012	27	None

Principal Occupation During Past 5 Years: Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee.
Gail L. Hanson 720 East Wisconsin Avenue Milwaukee, WI 53202 1955	Director	Since 2012	27	Director of Artisan Funds, Inc. (15 portfolios)

Principal Occupation During Past 5 Years: Since February 2011, Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.

Director and Officer Information	239

Director and Officer Information (unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
William Gerber 720 East Wisconsin Avenue Milwaukee, WI 53202 1958	Director	Since 2017	27	Director of Ballantyne Strong, Inc., a developer of technology solutions for digital applications (2015 to present)

Principal Occupation During Past 5 Years: Retired. From 2006 to 2015, Chief Financial Officer, and from 2007 to 2015, Executive Vice President, of TD Ameritrade Holdings Corporation.

David Ribbens 720 East Wisconsin Avenue Milwaukee, WI 53202 1961	Director	Since 2017	27	None

Principal Occupation During Past 5 Years: Founder and President of Distribution Team Alpha LLC, founded in 2016. From 2015 to 2016, President, Managing Partner, and Director of Heartland Advisors, Inc. From 2008 to 2015, Executive Vice President and Head of Distribution, Managing Partner, and Director of Heartland Advisors, Inc.

Donald M. Ullmann 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Director	Since 2017	27	None

Principal Occupation During Past 5 Years: Since 2015, Principal of DMU Financial Consulting, LLC. From 2013 to 2015, Managing Director, Head of Product Development, Fixed Income at Guggenheim Securities. From 2012 to 2013, Executive Managing Director, Co-head, MBS and Rates Division at Gleacher & Co. From 2009 to 2011, Executive Vice President, Head of Fixed Income Trading and Co-Head of Fixed Income Sales at Keefe, Bruyette and Woods, Inc.

1.	This column includes only directorships of companies required to report to the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940, as amended.

Other Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Ronald P. Joelson 720 East Wisconsin Avenue Milwaukee, WI 53202 1958	Chairman of the Board	Since 2015	27	None

Principal Occupation During Past 5 Years: Since 2012, Executive Vice President of The Northwestern Mutual Life Insurance Company (NM) and Chief Investment Officer of NM. Prior thereto, Chief Investment Officer of Genworth Financial from 2009 to 2012.

240	Director and Officer Information

Director and Officer Information (unaudited)

Northwestern Mutual Series Fund, Inc.

Executive Officers

Name, Address, and Year of Birth	Position	Length of Time Served

Kate M. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	President	Since 2013

Principal Occupation During Past 5 Years: Since January 2015, President of Mason Street Advisors. Since 2014, a member of the Board of Directors of Mason Street Advisors. Prior thereto, Vice President – Operations of Mason Street Advisors from 2004-December 2014 and Treasurer of Mason Street Advisors from 2008-December 2014.

Todd M Jones 720 East Wisconsin Avenue Milwaukee, WI 53202 1968	Vice President; Chief Financial Officer & Treasurer	Since 2015

Principal Occupation During Past 5 Years: Since April 2015, Vice President and Controller of Northwestern Mutual. From November 2012 to April 2015, Vice President and Chief Risk Officer of Northwestern Mutual. From April 2012 to October 2012, Vice President of Product Finance for Northwestern Mutual and Treasurer and Financial and Operations Principal (FINOP) of Northwestern Mutual Investment Services, LLC.

Barbara E. Courtney 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Controller & Chief Accounting Officer	Since 1996

Principal Occupation During Past 5 Years: Director of Mutual Fund Accounting of Northwestern Mutual since 2002.

Randy M. Pavlick 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Chief Compliance Officer	Since 2014

Principal Occupation During Past 5 Years: Chief Compliance Officer of Mason Street Advisors since 2014; from 2004 to 2014, Assistant General Counsel of Northwestern Mutual, Secretary of the Fund and Assistant Secretary of Mason Street Advisors.

Leslie H. McLinden 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	Secretary	Since 2014

Principal Occupation During Past 5 Years: Assistant General Counsel of Northwestern Mutual since 2007, Secretary of the Fund and Assistant Secretary of Mason Street Advisors, each since 2014.

Director and Officer Information	241

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as applicable, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of Northwestern Mutual Series Fund, Inc. (the “Series Fund”) considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors and the Board have appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis during the course of the year.

Board Approvals During the Six-Month Period Ended December 31, 2017

At its August 15, 2017 meeting, the Board, including the directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Series Fund or Mason Street Advisors (“Independent Directors”), unanimously approved two new Investment Sub-Advisory Agreements between Mason Street Advisors and Wellington Management Company LLP (“Wellington”) relating to the Series Fund’s Mid Cap Growth Stock and Large Cap Core Stock Portfolios (the “New Sub-Advisory Agreements”).

Also at its August 15, 2017 meeting, the Board, including the Independent Directors, unanimously approved the continuance of (1) the Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and American Century Investment Management, Inc. (“ACI”) relating to the Series Fund’s Mid Cap Value, Large Company Value and Inflation Protection Portfolios, (2) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Delaware”) relating to the Series Fund’s Domestic Equity Portfolio, (3) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Federated Investment Management Company (“Federated”) relating to the Series Fund’s High Yield Bond Portfolio, and (4) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) relating to the Series Fund’s Focused Appreciation Portfolio. Each of the foregoing Investment Sub-Advisory Agreements with the above-named Sub-Advisers was, in connection with their continuance, modified to incorporate certain updated terms and conditions which resulted in the Investment Sub-Advisory Agreements being amended and restated.

At its November 17, 2017 meeting, the Board, including the Independent Directors, unanimously approved the continuance of (1) the Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the Series Fund’s Short Term Bond, Small Cap Value and Equity Income Portfolios, (2) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Wells Capital Management, Incorporated (“Wells”) relating to the Series Fund’s Select Bond Portfolio, (3) the Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Pacific Investment Management Company LLC (“PIMCO”) relating to the Series Fund’s Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, and (4) the Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and BlackRock Advisors, LLC (“BlackRock”) relating to the Series Fund’s Government Money Market Portfolio. In addition, the Board, including the Independent Directors, unanimously approved an Amendment to the Amended and Restated Agreement between Mason Street Advisors and BlackRock incorporating a modification to the fee schedule.

ACI, Delaware, Federated, Loomis Sayles, T. Rowe Price, Wells, PIMCO and BlackRock are sometimes collectively referred to hereinafter as the “Existing Sub-Advisers,” and their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios.” The respective Investment Sub-Advisory Agreements with the Existing Sub-Advisers are collectively referred to herein as the “Existing Sub-Advisory Agreements.”

242	XApproval and Continuance of Investment Advisory and Sub-Advisory Agreements

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

In determining whether to approve the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements on behalf of the Series Fund, the Board requested and received detailed information from Mason Street Advisors, Wellington and the Existing Sub-Advisers in advance of each meeting at which such Agreements were considered, to assist them in their evaluation, including information compiled by certain independent providers of evaluative data. With respect to the continuation of the Existing Sub-Advisory Agreements, while particular focus was given to an evaluation of the services, performance, fees, costs, and certain other relevant information under such Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Existing Sub-Advisers and the nature, extent and quality of the services they provide to the Portfolios, together with related information, is an ongoing one. As a result, the Board’s consideration of such services, and the performance, fees, costs and other relevant factors was informed by information provided and deliberations that occurred at other meetings throughout the year.

The Independent Directors also received a memorandum from their counsel advising them of their responsibilities in connection with the approval of the New Sub-Advisory Agreements and the continuance of the Existing Sub-Advisory Agreements, and summarizing the legal standards governing the review and approval of these Agreements. The Independent Directors reviewed these standards with their counsel during the course of the meetings, including how these standards should be applied to the review of information relating to sub-advisers under the Series Fund’s manager of managers structure. In addition, during the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors, the Existing Sub-Advisers, and Wellington present, and were represented throughout the process by legal counsel.

Continuation of Existing Sub-Advisory Agreements

At its August 15, 2017 and November 17, 2017 meetings, the Board, including the Independent Directors, unanimously approved the continuance of the Existing Sub-Advisory Agreements with respect to the Sub-Advised Portfolios. In connection with those meetings, the directors received a presentation from representatives of each Existing Sub-Adviser involved in the management of the respective Sub-Advised Portfolios. In addition to the information presented by and about the Existing Sub-Advisers during the course of those meetings, the directors also had available for consideration each Existing Sub-Adviser’s Section 15(c) Report, which contained responses to the information request letter prepared by counsel to the Independent Directors requesting certain information from the Existing Sub-Advisers designed to assist the directors in fulfilling their responsibilities when considering the continuation of the Existing Sub-Advisory Agreements. The directors also had available Mason Street Advisors’ Executive Summary and Overview regarding each of the Existing Sub-Advisers and other materials prepared by Mason Street Advisors. The materials contained detailed information concerning management and personnel, expenses, performance, brokerage commissions, portfolio turnover, portfolio construction and investment processes and other factors with respect to each of the Sub-Advised Portfolios, as well as a recap of the Existing Sub-Advisers’ responses to the compliance questions contained in the Section 15(c) Report and the observations of the Series Fund’s Chief Compliance Officer regarding the compliance structure and practices of each of the Existing Sub-Advisers. The directors also considered their experience with and knowledge of the nature and quality of the services provided by the Existing Sub-Advisers and their ongoing discussions with representatives of Mason Street Advisors, its affiliates and each Existing Sub-Adviser.

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Existing Sub-Advisory Agreements include those discussed below. The directors evaluated a variety of information they deemed relevant on a Portfolio-by-Portfolio basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Board. Further, different directors may have placed greater weight on certain factors than did other directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Existing Sub-Adviser’s services, factors considered by the directors included each Existing Sub-Adviser’s financial strength, assets under management, overall business, organization and management structure. Also included in the directors’ consideration was an evaluation of the services provided, and investment strategies employed, by each of the Existing Sub-Advisers, as well as the personnel providing such services with respect to the Sub-Advised Portfolios. The directors considered firm updates given by the portfolio managers and how the Sub-Advised Portfolios were being positioned in the current market environment. With respect to Federated, the directors noted the continuity with respect to the personnel on the investment team, and commented favorably on the firm’s succession plan. With respect to ACI, the directors expressed satisfaction with the quality of the presentation provided by the portfolio manager for the Inflation Protection Portfolio, and considered the stability and tenure of the Portfolio’s investment team. In addition, the directors viewed favorably the successful implementation of strategies to help manage position size limitations imposed by the Internal Revenue Code on the Portfolio. The directors considered the recent

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements	243

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

merger of ACI’s large company value team with its value team, and observed that the combined investment team for value-focused management helped increase the amount and quality of information available to the portfolio managers and provide greater depth in underlying research capabilities, thereby helping to facilitate improved efficiency. The directors also viewed positively the depth of investment talent and resources at ACI, noting that this provided the firm with a competitive advantage. With respect to Delaware, the directors commented positively on the quality of the presentation delivered to the Board by the portfolio manager for the Domestic Equity Portfolio. The directors considered the potential favorable impact of the addition of a dedicated information technology analyst to the Delaware portfolio management team. The directors considered the departure of a portfolio management team member in 2016 and its impact to the delivery of services. The directors also considered the heightened level of involvement by Delaware’s parent company in Delaware’s operations. The directors commented favorably on the stability of Delaware’s assets under management. With respect to Loomis Sayles, the directors considered the investment process as employed for the Focused Appreciation Portfolio and the stability of its portfolio management team. The directors expressed satisfaction with the level of service provided to the Portfolio. With respect to T. Rowe Price, the directors commented favorably on the quality of the presentations provided by the portfolio managers. The directors considered the additional resources that had been added by T. Rowe Price to its team serving the Short-Term Bond Portfolio. With respect to the Small Cap Value Portfolio, the directors noted that the close working relationship between the portfolio manager and the supporting analysts had resulted in strong stock selection, and expressed satisfaction regarding the Portfolio’s sector neutral strategy. The directors considered the multi-CIO management structure that had been put into place by T. Rowe Price. With respect to Wells, the directors considered the additional resources that had been added to its fixed income investment team. The directors expressed a high degree of comfort with the succession plan that Wells had put in place for its fixed income investment team. The directors considered certain internal restructuring that had occurred with respect to Wells and its related asset management entities. The directors also commented favorably on the strong credit discipline exercised by the portfolio managers at Wells. With respect to PIMCO, the directors considered the recent retirement of PIMCO’s president and the associated appointment of co-chief operating officers. The directors also considered and expressed satisfaction with each Existing Sub-Adviser’s investment philosophy and process and the scope of services provided by the Existing Sub-Advisers. Consideration was also given to the Existing Sub-Advisers’ respective reputations and experience in providing investment management services and the performance of each Sub-Advised Portfolio. Also considered were recent organizational and other firm developments. Based on their review of these factors, their discussions with the Existing Sub-Advisers and their experience with the services provided by the Existing Sub-Advisers for the respective Sub-Advised Portfolios, the Board concluded, within the context of their overall determinations regarding the Existing Sub-Advisory Agreements, that they were satisfied with the nature, extent and quality of services, and the resources committed by each Existing Sub-Adviser in providing those services.

Investment Performance. The directors reviewed the investment performance of each of the Sub-Advised Portfolios over a variety of time periods. In addition to reviewing the performance of each Sub-Advised Portfolio for both short-term and long-term periods, the directors considered (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year (as applicable) performance to the returns of appropriate benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall star rating for each Sub-Advised Portfolio and (iii) the Morningstar and the Lipper rankings for the one-, three- and five-year periods. The directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and viewed this information as providing an objective comparative benchmark against which they could assess the performance of the Sub-Advised Portfolios. The directors also considered the performance of accounts managed in a similar manner by each of the Existing Sub-Advisers and information from the Existing Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolios. In connection with the review of investment performance of the Sub-Advised Portfolios over the time periods identified herein, the directors also considered investment performance since the date on which each Existing Sub-Adviser began managing their respective Sub-Advised Portfolio.

The directors commented favorably on the overall strong performance of Federated with respect to the High Yield Bond Portfolio, Delaware with respect to the Domestic Equity Portfolio, Loomis Sayles with respect to the Focused Appreciation Portfolio, and ACI with respect to the Mid Cap Value and the Inflation Protection Portfolios. With respect to the Large Company Value Portfolio managed by ACI, the directors noted that the involvement of ACI’s chief investment officer in the portfolio construction process for the Portfolio was a positive development. The directors considered the performance of the Large Company Value Portfolio, observing that the Portfolio tended to perform more favorably in difficult markets. The directors also noted that the Large Company Value Portfolio retained a model-based investment approach following the combination of the internal ACI large company value and value investment teams, and that this model-based process differed from the approach utilized by the Mid Cap Value Portfolio, which was grounded in fundamental analysis. The directors

244	Approval and Continuance of Investment Advisory and Sub-Advisory Agreements

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

considered how the use of a model as part of a portfolio construction process for the Large Company Value Portfolio’s holdings produced differentiation in terms of performance results when compared with the Mid Cap Value Portfolio. The directors expressed satisfaction with the downside protection provided by the Portfolios sub-advised by ACI. With respect to T. Rowe Price, the directors noted the strong performance of each of the Portfolios sub-advised by the firm and commented favorably on the performance results achieved for the Equity Income and the Small Cap Value Portfolios during the tenures of the current portfolio managers. In considering the Short-Term Bond Portfolio, the directors noted the cyclical nature of performance, and expressed continued confidence in the investment strategy employed for the Portfolio. With respect to Wells, the directors considered favorably the consistency of performance achieved for the Select Bond Portfolio during its tenure as sub-adviser. The directors commented with approval on the continued strong performance of PIMCO with respect to the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, and BlackRock with respect to the Government Money Market Portfolio.

In addition to performance information presented at the meeting, the directors considered the detailed performance information, market commentary, portfolio analysis and portfolio manager presentations they received periodically throughout the year. Generally speaking, while attentive to the short-term performance results, the directors accorded greater weight to longer term performance. For the reasons and based on the discussion summarized above, the Board concluded that, in the totality of circumstances and within the context of its overall determinations regarding the Existing Sub-Advisory Agreements, it was satisfied with the relative investment performance of the Sub-Advised Portfolios.

Management Fees and Other Expenses. The directors evaluated the reasonableness of the management fees and total expenses paid by the Sub-Advised Portfolios under the Existing Sub-Advisory Agreements. The directors considered the actual and contractual fees paid by each Sub-Advised Portfolio. The directors also considered the sub-advisory fees paid by Mason Street Advisors out of its management fee, including a comparison of those fees with fees charged by the respective Existing Sub-Advisers for similarly managed accounts. In considering the level of management fees, the directors also considered the size of the Sub-Advised Portfolios, expenses assumed by Mason Street Advisors, and the existing expense limitation and/or fee waiver arrangements agreed to by Mason Street Advisors with respect to each Sub-Advised Portfolio.

As part of their evaluation, the directors received and reviewed an independent analysis prepared by Morningstar of comparative expense data for each Sub-Advised Portfolio. Morningstar provided data as of December 31, 2016 comparing each Sub-Advised Portfolio’s net and total expenses with those of a peer group of funds underlying variable insurance products, as well as a universe of funds underlying variable insurance products across each fund’s investment classification and objective, each as selected by Morningstar. The directors considered the comparative data as a guide to help assess the reasonableness of each Sub-Advised Portfolio’s net and total expense ratios. The directors considered that the Morningstar expense rankings of the Portfolios sub-advised by ACI (with respect to the Mid Cap Value Portfolio), Delaware (Domestic Equity Portfolio), Federated (High Yield Bond Portfolio), Loomis Sayles (Focused Apprecation Portfolio), T. Rowe Price (with respect to the Short-Term Bond, Small Cap Value and Equity Income Portfolios), Wells (Select Bond Portfolio) and BlackRock (Government Money Market Portfolio) were in the top Morningstar quartiles (meaning lowest net expenses) of their respective peer groups. The directors considered that the rankings of the remaining Portfolios, i.e., the Large Company Value and the Inflation Protection Portfolios sub-advised by ACI, and the Long-Term U.S. Government Bond and the Multi-Sector Bond Portfolios sub-advised by PIMCO, were within the second quartile of their respective peer groups. The directors also considered BlackRock’s agreement to provide a sub-advisory fee reduction for services provided to the Government Money Market Portfolio.

Based on their review of the above information and other factors deemed relevant by the directors, the Board concluded that the management fees and total operating expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time and the expense limitation and fee waivers that are in place.

Costs and Profitability. The directors reviewed information provided by Mason Street Advisors regarding the profitability realized by Mason Street Advisors due to its relationship with the Sub-Advised Portfolios. The directors considered Mason Street Advisors’ quarterly presentation to the directors regarding Mason Street Advisors’ revenues, expenses, income and profit margins allocable to its services to the Sub-Advised Portfolios on an aggregate and a per Portfolio basis, and Mason Street Advisors’ allocation methodology with respect to the revenues and expenses. The profitability information presented for the directors’ consideration was supplemented by the aforementioned information regarding the ranking of each Sub-Advised Portfolio within the Portfolio’s respective Morningstar category. The directors also considered the profitability information related to certain of the Sub-Advised Portfolios where such information had been provided and the financial statements of

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements	245

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

certain Existing Sub-Advisers or their affiliates who had not provided specific profitability information. In all instances, including those where profitability information had not been provided, the sub-advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and such Existing Sub-Advisers. The directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Existing Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisers because comparative information is not generally publicly available and, when available, such information had been developed using a variety of assumptions and other factors. The directors concluded that they had received sufficient information to evaluate the Existing Sub-Advisers’ costs and profitability.

The directors considered certain fall-out benefits that may be realized by Mason Street Advisors and its affiliates due to their relationship with the Sub-Advised Portfolios, including the participation of mutual fund families advised by certain Existing Sub-Advisers to the Sub-Advised Portfolios in the brokerage platform and/or mutual fund partner programs offered by an affiliate of Mason Street Advisors and the payment of fees by those entities to affiliates of Mason Street Advisors related to such participation. The directors also reviewed information concerning certain of the Existing Sub-Advisers’ soft dollar arrangements and any other benefits to the Existing Sub-Advisers arising from their relationships with the Sub-Advised Portfolios. Based on their review, the Board concluded, within the context of their overall determinations regarding the Existing Sub-Advisory Agreements, that they were satisfied that the fees paid by each of the Sub-Advised Portfolios, and the profits realized by Mason Street Advisors and the Existing Sub-Advisers due to their relationship with the Sub-Advised Portfolios, were not excessive.

Economies of Scale. The directors also considered whether each Sub-Advised Portfolio’s expense structure permitted economies of scale to be shared with the Sub-Advised Portfolio’s investors. The directors considered the breakpoints contained in the advisory fee schedules for the Sub-Advised Portfolios and the extent to which each Sub-Advised Portfolio may benefit from economies of scale through those breakpoints. The directors also took into account the expense limitation arrangements in place for the Large Company Value, Inflation Protection, Mid Cap Value, Domestic Equity, Focused Appreciation, Equity Income, Small Cap Value, Short-Term Bond, Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, and the fee waiver arrangements in place with respect to the High Yield Bond, Large Company Value, Inflation Protection, Mid Cap Value, Domestic Equity, Focused Appreciation, Equity Income, Small Cap Value, Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Multi-Sector Bond and Government Money Market Portfolios. The directors also considered the total assets of each Sub-Advised Portfolio and the expense ratios of the Sub-Advised Portfolios. Based on this information, the Board concluded, within the context of its overall determinations regarding the Existing Sub-Advisory Agreements, that each Sub-Advised Portfolio’s fee structure reflected appropriate economies of scale for the benefit of such Portfolio’s investors.

Other Information. The directors were presented with other information intended to assist them in their consideration of the continuation of the Existing Sub-Advisory Agreements, including information about the services provided by affiliates of Mason Street Advisors to the Portfolios and information regarding Mason Street Advisors’ and the Existing Sub-Advisers’ brokerage practices and commissions. The directors took into consideration reports from Mason Street Advisors on its review of the respective compliance programs of the Existing Sub-Advisers, including any recent compliance exceptions noted and the applicable Sub-Adviser’s response. Also considered were key affiliations and business relationships between the Existing Sub-Advisers and their affiliates and Mason Street Advisors’ parent company and affiliates. Their review further included information relating to each Existing Sub-Adviser’s risk management infrastructure, pending or recent litigation or regulatory actions to which an Existing Sub-Adviser or its affiliates may have been a party, and the applicable Sub-Adviser’s responses to those actions. The directors also considered information regarding each Existing Sub-Adviser’s code of ethics, cybersecurity program and business continuity plan, portfolio manager compensation, portfolio turnover, succession planning and other matters they deemed relevant.

Conclusions of the Directors. Based on a consideration of all information deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of their reasonable business judgment concluded that the terms of the Existing Sub-Advisory Agreements were fair and reasonable and approved the continuation of each Agreement for another year as being in the best interests of each Portfolio.

Approval of New Investment Sub-Advisory Agreements

At its August 15, 2017 meeting, the Board, including the Independent Directors, unanimously approved two New Sub-Advisory Agreements between Mason Street Advisors and Wellington, pursuant to which Wellington was appointed to serve as sub-adviser to the Large Cap Core Stock Portfolio (“LCCS Portfolio”) and the Mid Cap Growth Stock Portfolio (“MCGS

246	Approval and Continuance of Investment Advisory and Sub-Advisory Agreements

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Portfolio”) effective on or about October 27, 2017 (hereinafter, collectively, the “Portfolios”). The Board’s decision to retain Wellington as sub-adviser for both the LCCS Portfolio and the MCGS Portfolio was reached after extensive research and qualitative and quantitative analysis of numerous candidate firms and their respective organizational structures, investment processes and long-term performance records.

The material factors and conclusions that formed the basis for the Board’s determination to approve the New Sub-Advisory Agreements include those discussed below. In addition to the information provided to them in anticipation of and at the August, 2017 Board meeting, the directors considered the in-person presentations of Wellington related to both the LCCS Portfolio and the MCGS Portfolio at a meeting of the Investment Oversight Committee of the Board held on August 15, 2017, and Wellington’s responses to the directors’ questions during the presentation sessions at the Investment Oversight Committee meeting.

The process that culminated with the directors determining to engage Wellington as the replacement investment sub-adviser for the LCCS Portfolio and the MCGS Portfolio had been initiated by the Board of Directors several months earlier. At its February, 2017 meeting, the directors instructed Mason Street Advisors to identify potential replacement candidates for both the LCCS Portfolio and MCGS Portfolio mandates. At its May, 2017 meeting the Board was presented with a list of qualifying sub-advisory firms for both mandates, along with a detailed review of the assessment criteria and comparative information regarding each of the candidates. The directors evaluated a compilation of information with respect to each of the candidates for the LCCS Portfolio and MCGS Portfolio mandates, including historical performance returns over multiple periods compared with applicable benchmark returns and peer group performance returns for similar periods. The directors also reviewed performance characteristics (including excess return, information ratio, beta and standard deviation data), portfolio characteristics (including cash levels, holdings, market cap and portfolio turnover data), a summary of the investment strategy, philosophy and process, and portfolio management team credentials and experience associated with each mandate under consideration, and the strengths and key points of differentiation for each firm in the candidate pool. Based upon a review of the list of qualified sub-advisers, and an evaluation and assessment of the comparative information provided regarding the candidates, the directors narrowed down the list of candidates to three final candidates for the LCCS Portfolio mandate and four final candidates for the MCGS Portfolio mandate.

With respect to the final candidates for each mandate that were reviewed and considered at the Board’s August, 2017 meeting, background information and assessment data used to evaluate, compare and contrast the potential candidates for each mandate was extensive. The information compiled for purposes of facilitating the Board’s review of the candidates was a combination of independent assessment data developed by Mason Street Advisors as well as data provided by the candidates, which was formatted in a manner to permit the Board to effectively conduct its due diligence review of the information and engage in a thorough comparative analysis. Among other factors, the Board considered details of each candidate’s investment performance and risk/return profiles over various time periods, peer group ratings and rankings, representative holdings, key points of differentiation and competitive advantages, portfolio characteristics, mandate assets under management, investment personnel, processes and strategies, proposed sub-advisory fees and breakpoints, the impact on Mason Street Advisors’ profitability, and other operational and enterprise issues. Also available for the directors’ consideration was information related to both the LCCS Portfolio and the MCGS Portfolio regularly provided at Board meetings, including net expense ratio information and certain comparative peer group data.

Also considered were reports received from Mason Street Advisors regarding its due diligence visits with each candidate for the LCCS Portfolio and the MCGS Portfolio, including Wellington. The due diligence reports were based on the candidates’ responses to the requests for proposals as well as interviews with compliance and/or legal representatives of each candidate. The reports included information about each candidate’s compliance structure, compliance policies and procedures, brokerage practices and use of soft dollars, trading policies and procedures, codes of ethics and proxy voting procedures, recent SEC exams, pricing practices, information about material business relationships with Northwestern Mutual, if any, and other matters. The directors also had available for consideration each candidate’s responses to the investment, compliance and operations sections of the requests for proposals. In addition to the written materials that were provided, the directors considered in-person interviews with each candidate to have been of particular assistance in gaining an understanding of the candidates’ investment philosophies and portfolio construction processes and the background and experience of each candidate’s key investment personnel. No one particular factor was identified as controlling, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Board.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements	247

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Nature, Extent and Quality of Services. The directors evaluated the nature, scope, extent and quality of services to be provided by Wellington with respect to the Portfolios. The directors considered the information developed from the extensive process utilized to identify qualified sub-advisers for the Portfolios, as well as the analysis and assessment provided by Mason Street Advisors with respect to the sub-advisory candidates. The directors also considered the depth of experience of Wellington in managing accounts, including particularly its well-established business in serving as a sub-adviser to accounts for third-party mutual funds, using investment strategies similar to those employed for the Portfolios. The directors’ consideration included information about Wellington’s organization and ownership structure, and the tenure, experience and performance of the firm’s investment management team, including particularly the qualifications and experience of the investment personnel who would be providing services to each of the Portfolios. In addition, the directors considered the in-person presentations by Wellington associated with both the LCCS Portfolio and the MCGS Portfolio mandates.

The directors considered Mason Street Advisors’ positive assessment of Wellington, based upon the strength of the investment processes in place at the firm. The directors considered the substantial resources in place at Wellington and the size and breadth of its investment business, and cited positively the compensation structure in place, which incented a team-based approach. The directors noted favorably the well-developed compliance structure that was operating at Wellington. The directors also considered that the firm culture in place at Wellington was very positive, and was a culture that appeared to create a career-promoting environment fostering retention and growth of investment professionals. Wellington was also noted as being a recognized brand with a positive reputation which would be well received by the Northwestern Mutual field force.

With respect to the LCCS Portfolio, the directors cited favorably the clarity of the firm’s investment strategy and the analyst-centered portfolio management model employed by Wellington. The directors noted with approval that the Wellington investment style utilized for the LCCS Portfolio would provide differentiation from the styles employed across other Series Fund portfolios. The directors also cited favorably the significant experience of the members of the firm’s investment analyst team. The directors were positively impressed with the firm’s performance record as it related to the LCCS Portfolio mandate.

With respect to the MCGS Portfolio, the directors cited Wellington’s positive longer-term performance record, and favorable comparative performance figures versus peers and other mandate candidates. The directors also considered Masons Street Advisors’ positive assessment of the firm’s mid cap growth investment team and the substantial experience of the portfolio managers.

The directors considered the different investment approaches utilized by each of the candidates for the LCCS Portfolio and the MCGS Portfolio mandates, and the positive and negative considerations of each. The directors also took into consideration the suitability of each candidate’s respective investment mandate with respect to Northwestern Mutual’s variable products. Finally, the directors took into consideration Wellington’s general reputation and the strength of the investment-related resources available to be committed in managing both of the Portfolios. Based on their review of these factors and other factors deemed relevant, the Board concluded that they were satisfied with the nature, extent and quality of the services to be provided by Wellington with respect to both the LCCS Portfolio and the MCGS Portfolio, and the resources to be committed by Wellington in providing such services.

Investment Performance. As a newly appointed sub-adviser, the directors could not consider Wellington’s investment performance in managing the Portfolios as a factor in evaluating the New Sub-Advisory Agreements, but did consider Wellington’s performance record for a composite of other accounts, including mutual fund accounts, with investment objectives, investment policies and strategies substantially similar to the both the LCCS Portfolio and the MCGS Portfolio. The directors considered performance returns (including performance analytics reports evaluating, among other things, standard deviation, information ratio and tracking errors) for these similar accounts for both short- and long-term periods. The directors also evaluated the similar accounts’ relative performance versus the appropriate index and considered independent Morningstar rankings and ratings of the candidates to provide an objective comparative benchmark against which they could assess the experience and ability of the candidates in managing similar accounts. The directors also took into consideration information presented regarding the composition of portfolios managed by the candidates in a mandate similar to the LCCS Portfolio and the MCGS Portfolio, including (as applicable) sector and industry weightings, number of holdings, portfolio turnover, total firm ownership, and top ten holdings percentage, among other things.

Management Fees and Other Expenses. In evaluating the management fees paid by the Portfolios, the directors considered the contractual fees and applicable breakpoints paid by the Portfolios under the Advisory Agreement between Mason Street Advisors and the Series Fund with respect to each Portfolio. The directors also considered the sub-advisory fees and applicable breakpoints to be paid by Mason Street Advisors to Wellington for services provided to each of the Portfolios out of its

248	Approval and Continuance of Investment Advisory and Sub-Advisory Agreements

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

management fee. The directors also separately considered the proposed allocation between Mason Street Advisors and Wellington of each Portfolio’s investment advisory fee (i.e., the amount of the advisory fee retained by Mason Street Advisors relative to that paid to Wellington as a sub-advisory fee). They determined that the allocation in each case was reasonable in light of the nature, scope and quality of services to be provided and was the product of an arm’s length negotiation between Mason Street Advisors and Wellington. In evaluating Wellington’s proposed fees relative to both the LCCS Portfolio and the MCGS Portfolio, the directors considered information relating to amounts Wellington charged under other advisory contracts involving similar investment mandates.

The directors considered the existing structure, size, and total operating expenses of each Portfolio. They also considered existing expense limitation agreements in place for each of the Portfolios as well as the advisory fee waiver arrangements that were in place.

Based on their review of the management and other expenses, comparative data and other factors deemed relevant by the directors, the Board concluded that the management fees, proposed sub-advisory fees and total operating expenses of the Portfolios were reasonable in relation to the nature, scope and quality of the services to be provided and the experience of Wellington.

Costs and Profitability. The directors considered Mason Street Advisors’ pricing methodology for its services as investment adviser for the products of which the Portfolios are an investment option. Also considered was the financial condition of Mason Street Advisors and information concerning Mason Street Advisors’ costs and profitability with respect to its relationship with the Portfolios in general as well as in light of the sub-advisory fees negotiated with Wellington for each of the Portfolios. Mason Street Advisors provided comparative information regarding the proposed sub-advisory fees of each of the candidates, and projections regarding Mason Street Advisors’ advisory fee spread. Mason Street Advisors also provided a profitability analysis for the Portfolios based on certain assumptions and metrics. In connection with its review of the profitability of Mason Street Advisors’ services to each Portfolio, the directors also considered services provided by affiliates of Mason Street Advisors.

The directors recognized that there are limitations inherent in allocating costs and calculating profitability for an organization such as Mason Street Advisors, and that it is difficult to make comparisons of profitability among investment advisers and clients because comparative information is not generally publicly available and, when available, such information has been developed using a variety of assumptions and other factors. Based on their review of the profitability analysis for each of the Portfolios, the Board concluded that they were satisfied that Mason Street Advisors’ level of profitability from its relationship with the Portfolios was not excessive.

Economies of Scale. The directors considered whether the expense structure of each of the Portfolios permitted economies of scale to be shared with investors in the Portfolios. They also took into consideration the total assets and expense ratios of each Portfolio. The directors considered the breakpoints contained in the management fee schedules applicable to each Portfolio, as well as the breakpoints contained in the proposed sub-advisory fee schedules negotiated with the final candidates for each Portfolio, and the extent to which a Portfolio may benefit from economies of scale through those breakpoints. The directors also considered the expense limitation and fee waiver agreements in place for the Portfolios. Based on this information, the Board concluded that the fee structure for each of the Portfolios reflected appropriate economies of scale between the particular Portfolio and Mason Street Advisors.

Other Information. The directors were presented with other information intended to assist them in their consideration of the approval of the New Sub-Advisory Agreements, including information regarding Wellington’s risk management structure, any pending or recent litigation or regulatory actions to which Wellington or its affiliates may have been a party, and responses to those actions. The directors also received information regarding Wellington’s cybersecurity program and business continuity plan, as well as information regarding portfolio manager compensation practices as they may apply to those portfolio managers proposed to provide services to each of the Portfolios.

Conclusions of the Directors. Based on a consideration of all information deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of its business judgment concluded that it was in the best interest of the LCCS Portfolio and the MCGS Portfolio to approve the New Sub-Advisory Agreements between Mason Street Advisors and Wellington.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements	249

REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Miriam M. Allison, Gail L. Hanson, and William Gerber. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant

	2016	2017
	$738,730	$852,730

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant

	2016	2017
	$0	$0

(c) Tax Fees

	2016	2017
	$75,720	$102,720

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees

	2016	2017
	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.

(g) Aggregate non-audit fees of Registrant and related service providers

	2016	2017
	$375,220	$161,720

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Disclosure Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Not applicable

Item 13.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ Kate M. Fleming
Kate M. Fleming, President

Date: February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kate M. Fleming
Kate M. Fleming, President

Date: February 15, 2018

By:	/s/ Todd M. Jones
Todd M. Jones, Vice President,
Chief Financial Officer and Treasurer

Date: February 15, 2018